UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number:	811-05162

Exact name of registrant as specified in charter:	Delaware VIP® Trust

Address of principal executive offices:	2005 Market Street
Philadelphia, PA 19103

Name and address of agent for service:	David F. Connor, Esq.
2005 Market Street
Philadelphia, PA 19103

Registrant’s telephone number, including area code:	(800) 523-1918

Date of fiscal year end:	December 31

Date of reporting period:	December 31, 2015

Item 1. Reports to Stockholders

Delaware VIP® Trust
Delaware VIP Diversified Income Series

Annual report
December 31, 2015

Neither Delaware Investments nor its affiliates noted in this document are authorized deposit-taking institutions for the purposes of the Banking Act 1959 (Commonwealth of Australia). The obligations of these entities do not represent deposits or other liabilities of Macquarie Bank Limited (MBL). MBL does not guarantee or otherwise provide assurance in respect of the obligations of these entities, unless noted otherwise.

Unless otherwise noted, views expressed herein are current as of Dec. 31, 2015, and subject to change for events occurring after such date.

The Series is not FDIC insured and is not guaranteed. It is possible to lose the principal amount invested.

Mutual fund advisory services provided by Delaware Management Company, a series of Delaware Management Business Trust, which is a registered investment advisor and member of Macquarie Group. Delaware Investments, a member of Macquarie Group, refers to Delaware Management Holdings, Inc. and its subsidiaries, including the Series’ distributor, Delaware Distributors, L.P. Macquarie Group refers to Macquarie Group Limited and its subsidiaries and affiliates worldwide.

This material may be used in conjunction with the offering of shares in Delaware VIP Diversified Income Series only if preceded or accompanied by the Series’ current prospectus or the summary prospectus.

© 2016 Delaware Management Holdings, Inc.

All third-party marks cited are the property of their respective owners.

Delaware VIP® Trust — Delaware VIP Diversified Income Series
Portfolio management review	January 12, 2016

For the fiscal year ended Dec. 31, 2015, Delaware VIP Diversified Income Series Standard Class shares returned -1.08% and Service Class shares returned -1.34%. Both figures reflect all dividends reinvested. The Series’ benchmark, the Barclays U.S. Aggregate Index, returned +0.55% for the same period.

A key development during the period was the divergence in central bank policies. Even as the European Central Bank was launching its quantitative-easing program in March, the U.S. Federal Reserve was signaling a potential rate hike. Although that hike did not materialize until December, just the prospect of a rate increase had a profound effect on the markets, particularly in currencies, with the U.S. dollar rising sharply. Emerging market economies deteriorated, negatively affecting revenue growth for U.S.-based multinational companies.

The strong dollar cut significantly into the global sales and net earnings of many U.S. corporations. Exports became more expensive, while currency conversions into U.S. dollars became more unfavorable. This affected investment grade corporate credit, leading us to reduce the Series’ credit overweight.

Slowdowns in global growth and global trade, particularly the economic slowdown in China and the collapse in commodity prices, were a concern. That weighed on many emerging market nations and Asian countries that have grown dependent on Chinese demand.

Relative to its benchmark, the Series’ performance was hurt by a significant underweight to U.S. Treasurys, which generally performed better than corporate credit. This was partially offset by the use of futures to manage interest rate risk and yield curve risk.

Our investment grade credit selections contributed positively, even though the asset class underperformed the index. The Series’ holdings within financials contributed significantly to performance. Barclays, Branch Banking & Trust, Bank of America, and General Electric Capital were the strongest performers. We modified the portfolio by investing more in utilities. Our selections, which included bonds issued by NextEra Energy Capital, Puget Energy, and Entergy, outperformed the benchmark in absolute terms and outpaced their index component.

High yield corporate credit and emerging market bond exposure both had a significant negative effect on performance. Although we reduced the Series’ allocation to each, exposure to these sectors was detrimental in an environment where the benchmark had positive returns. Poor security selection compounded this, with Intelsat, a satellite services company, and commodity-focused issuers including Chesapeake Energy and Halcon Resources detracting from performance.

Although security selection was positive in mortgage-backed securities (MBS), the Series’ had a significant underweight to this strong-performing sector. Commercial mortgage-backed securities (CMBS) contributed to performance, outperforming the overall benchmark and the benchmark’s CMBS component.

Another position not included in the benchmark that was helpful was the Series’ small exposure to municipal bonds, including Golden State Tobacco Securitization and City of New York general obligation bonds.

Exposure to below-investment grade assets not included in the benchmark, including emerging market bonds, detracted from performance. The decision to have greater exposure to lower-quality securities detracted significantly, but was partially offset by security selection, especially in corporate credit, which was generally strong.

In our view, the key risk within the Series’ portfolio continues to be credit risk, although we have increased exposure to U.S. Treasurys and MBS. We continue to see significant idiosyncratic (security-specific) risk in the market. Believing that challenges remain for corporate balance sheets, we reduced the Series’ exposure to high yield and investment grade corporate credit.

The Series’ use of derivatives contributed modestly to the Series’ performance. We used derivatives for several hedging purposes. In addition to U.S. Treasury futures, currency forwards, and credit derivatives, we used E-mini S&P 500 futures (these are one-fifth the size of the Standard S&P 500 futures contracts) to hedge some of the portfolio’s exposure to convertible bonds. However, because convertibles only made up about 2% of the portfolio, this had a minimal effect on performance during the fiscal year.

In our view, we don’t see much risk of the United States slipping into recession in the short term. However, we anticipate higher levels of volatility as the Fed appears likely to continue raising interest rates, diverging further from other central banks. Accordingly, we will likely maintain a more conservative position in the Series overall.

Unless otherwise noted, views expressed herein are current as of Dec. 31, 2015, and subject to change.
Diversified Income Series-1

 Delaware VIP® Trust — Delaware VIP Diversified Income Series

 Performance summary

The performance quoted represents past performance and does not guarantee future results. Investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted.

Carefully consider the Series’ investment objectives, risk factors, charges, and expenses before investing. This and other information can be found in the Series’ prospectus and its summary prospectus, which may be obtained by calling 800 523-1918. Investors should read the prospectus and the summary prospectus carefully before investing.

Delaware VIP Diversified Income Series Average annual total returns For periods ended Dec. 31, 2015	1 year	3 years	5 years	10 years	Lifetime

Standard Class shares (commenced operations on May 16, 2003)	-1.08%	+0.95%	+3.24%	+5.96%	+5.75%

Service Class shares (commenced operations on May 16, 2003)	-1.34%	+0.70%	+2.98%	+5.69%	+5.48%

Barclays U.S. Aggregate Index	+0.55%	+1.44%	+3.25%	+4.51%	n/a

Returns reflect the reinvestment of all distributions. Please see page 3 for a description of the index.

As described in the Series’ most recent prospectus, the net expense ratio for Service Class shares of the Series was 0.92%, while total operating expenses for Standard Class and Service Class shares were 0.67% and 0.97%, respectively. The management fee for Standard Class and Service Class shares was 0.58%.

The Series’ distributor has contracted to limit the 12b-1 fees for Service Class shares to no more than 0.25% of average daily net assets from Jan. 1, 2015 through Dec. 31, 2015.*

Earnings from a variable annuity or variable life investment compound tax-free until withdrawal, and as a result, no adjustments were made for income taxes.

Expense limitations were in effect for both classes during certain periods shown in the Series’ performance chart above and in the Performance of a $10,000 Investment graph on the next page.

Performance data do not reflect insurance fees related to a variable annuity or variable life investment or the deferred sales charge that would apply to certain withdrawals of investments held for fewer than eight years. Performance shown here would have been reduced if such fees were included and the expense limitation removed. For more information about fees, consult your variable annuity or variable life prospectus.

Investments in variable products involve risk.

Fixed income securities and bond funds can lose value, and investors can lose principal, as interest rates rise. They also may be affected by economic conditions that hinder an issuer’s ability to make interest and principal payments on its debt.

The Series may also be subject to prepayment risk, the risk that the principal of a fixed income security that is held by the Series may be prepaid prior to maturity, potentially forcing the Series to reinvest that money at a lower interest rate.

High yielding, noninvestment grade bonds (junk bonds) involve higher risk than investment grade bonds. The high yield secondary market is particularly susceptible to liquidity problems when institutional investors, such as mutual funds and certain other financial institutions, temporarily stop buying bonds for regulatory, financial, or other reasons. In addition, a less liquid secondary market makes it more difficult for the Series to obtain precise valuations of the high yield securities in its portfolio.

The Series may invest in derivatives, which may involve additional expenses and are subject to risk, including the risk that an underlying security or securities index moves in the opposite direction from what the portfolio manager anticipated. A derivative transaction depends upon the counterparties’ ability to fulfill their contractual obligations.

The Series may experience portfolio turnover in excess of 100%, which could result in higher transaction costs and tax liability.

International investments entail risks not ordinarily associated with U.S. investments including fluctuation in currency values, differences in accounting principles, or economic or political instability in other nations. Investing in emerging markets can be riskier than investing in established foreign markets due to increased volatility and lower trading volume.

Diversified Income Series-2

 Delaware VIP® Diversified Income Series

 Performance summary (continued)

If and when the Series invests in forward foreign currency contracts or uses other investments to hedge against currency risks, the Series will be subject to special risks, including counterparty risk.

Per Standard & Poor’s credit rating agency, bonds rated AA and A are more susceptible to the adverse effects of changes in circumstances and economic conditions than those in the higher-rated AAA category, but the obligor’s capacity to meet its financial commitment on the obligation is still strong. Bonds rated BBB exhibit adequate protection parameters, although adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitments. Bonds rated BB, B, and CCC are regarded as having significant speculative characteristics with BB indicating the least degree of speculation of the three.

Bond ratings are determined by a nationally recognized statistical rating organization (NRSRO).

Please read both the contract and underlying prospectus for specific details regarding the product’s risk profile.

*The contractual waiver period is from April 30, 2014 through April 29, 2016.

For period beginning Dec. 31, 2005 through Dec. 31, 2015	Starting value	Ending value
— Delaware VIP Diversified Income Series (Standard Class)	$10,000	$17,845
– – Barclays U.S. Aggregate Index	$10,000	$15,551

The graph shows a $10,000 investment in the Delaware VIP Diversified Income Series Standard Class shares for the period from Dec. 31, 2005 through Dec. 31, 2015.

The graph also shows $10,000 invested in the Barclays U.S. Aggregate Index for the period from Dec. 31, 2005 through Dec. 31, 2015. The Barclays U.S. Aggregate Index is a broad composite that tracks the investment grade domestic bond market.

Index performance returns do not reflect any management fees, transaction costs or expenses. Indices are unmanaged and one cannot invest directly in an index.

Performance of Service Class shares will vary due to different charges and expenses.

Past performance is not a guarantee of future results.

Diversified Income Series-3

 Delaware VIP® Trust — Delaware VIP Diversified Income Series

 Disclosure of Series expenses

  For the six-month period from July 1, 2015 to December 31, 2015 (Unaudited)

As a shareholder of the Series, you incur ongoing costs, which may include management fees; distribution and/or service (12b-1) fees; and other Series expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Series and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period from July 1, 2015 to Dec. 31, 2015.

Actual expenses

The first section of the table shown, “Actual Series return,” provides information about actual account values and actual expenses. You may use the information in this section of the table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical example for comparison purposes

The second section of the table shown, “Hypothetical 5% return,” provides information about hypothetical account values and hypothetical expenses based on the Series’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Series’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Series and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. As a shareholder of the Series, you do not incur any transaction costs, such as sales charges (loads), redemption fees or exchange fees, but shareholders of other funds may incur such costs. Also, the fees related to the variable annuity investment or the deferred sales charge that could apply have not been included. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The Series’ actual expenses shown in the table reflect fee waivers in effect for Service Class shares. The expenses shown in the table assume reinvestment of all dividends and distributions.

Expense analysis of an investment of $1,000

	Beginning Account Value 7/1/15	Ending Account Value 12/31/15	Annualized Expense Ratio	Expenses Paid During Period 7/1/15 to 12/31/15*
Actual Series return†
Standard Class	$1,000.00	$986.60	0.65%	$3.25
Service Class	1,000.00	985.50	0.90%	4.50
Hypothetical 5% return (5% return before expenses)
Standard Class	$1,000.00	$1,021.93	0.65%	$3.31
Service Class	1,000.00	1,020.67	0.90%	4.58

*	“Expenses Paid During Period” are equal to the Series’ annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

†	Because actual returns reflect only the most recent six-month period, the returns shown may differ significantly from fiscal year returns.

Diversified Income Series-4

 Delaware VIP® Trust — Delaware VIP Diversified Income Series

 Security type / sector allocation

 As of December 31, 2015 (Unaudited)

Sector designations may be different than the sector designations presented in other Series materials. The sector designations may represent the investment manager’s internal sector classifications, which may result in the sector designations for one series being different than another series’ sector designations.

Security type / sector	Percentage of net assets
Agency Asset-Backed Securities	0.01%
Agency Collateralized Mortgage Obligations	1.80%
Agency Mortgage-Backed Securities	20.40%
Collateralized Debt Obligations	1.15%
Commercial Mortgage-Backed Securities	6.46%
Convertible Bonds	1.52%
Corporate Bonds	33.26%
Automotive	0.27%
Banking	6.34%
Basic Industry	2.42%
Brokerage	0.20%
Capital Goods	1.04%
Communications	4.29%
Consumer Cyclical	1.49%
Consumer Non-Cyclical	1.73%
Electric	5.25%
Energy	2.32%
Finance Companies	0.60%
Healthcare	0.81%
Insurance	1.64%
Media	1.04%
Real Estate Investment Trusts	1.11%
Services	0.46%
Technology	0.92%
Transportation	0.80%
Utilities	0.53%
Municipal Bond	0.00%
Non-Agency Asset-Backed Securities	3.71%
Non-Agency Collateralized Mortgage Obligations	1.39%
Regional Bonds	0.23%
Senior Secured Loans	9.05%
Sovereign Bonds	1.92%
Supranational Banks	0.38%
U.S. Treasury Obligations	13.46%
Common Stock	0.00%
Convertible Preferred Stock	0.31%
Preferred Stock	0.38%
Short-Term Investments	13.07%
Total Value of Securities	108.50%
Liabilities Net of Receivables and Other Assets	(8.50%)
Total Net Assets	100.00%

Diversified Income Series-5

 Delaware VIP® Trust — Delaware VIP Diversified Income Series

 Schedule of investments

 December 31, 2015

	Principal amount°	Value (U.S. $)

Agency Asset-Backed Securities – 0.01%
Fannie Mae Grantor Trust
Series 2003-T4 2A5 5.093% 9/26/33 f	256,137	$281,281
Fannie Mae REMIC Trust
Series 2002-W11 AV1 0.762% 11/25/32 •	1,446	1,412

Total Agency Asset-Backed Securities (cost $256,462)		282,693

Agency Collateralized Mortgage Obligations – 1.88%
Fannie Mae Grantor Trust
Series 1999-T2 A1 7.50% 1/19/39 •	512	580
Series 2002-T4 A3 7.50% 12/25/41	10,109	11,749
Series 2004-T1 1A2 6.50% 1/25/44	8,158	9,105
Fannie Mae REMIC Trust
Series 2002-W6 2A1 6.321% 6/25/42 •	19,937	23,207
Series 2004-W11 1A2 6.50% 5/25/44	32,931	38,325
Fannie Mae REMICs
Series 1996-46 ZA 7.50% 11/25/26	32,236	36,239
Series 2001-50 BA 7.00% 10/25/41	49,342	56,573
Series 2002-90 A1 6.50% 6/25/42	7,921	8,968
Series 2002-90 A2 6.50% 11/25/42	23,046	25,857
Series 2003-26 AT 5.00% 11/25/32	256,752	260,698
Series 2003-38 MP 5.50% 5/25/23	393,121	426,849
Series 2005-70 PA 5.50% 8/25/35	202,890	227,190
Series 2005-110 MB 5.50% 9/25/35	87,921	93,570
Series 2008-15 SB 6.178% 8/25/36 •S	402,712	84,213
Series 2009-94 AC 5.00% 11/25/39	929,824	1,018,375
Series 2010-41 PN 4.50% 4/25/40	1,675,000	1,799,091
Series 2010-43 HJ 5.50% 5/25/40	329,002	368,003
Series 2010-96 DC 4.00% 9/25/25	2,521,374	2,664,798
Series 2010-116 Z 4.00% 10/25/40	69,624	72,926
Series 2010-129 SM 5.578% 11/25/40 •S	3,253,511	537,975
Series 2011-15 SA 6.638% 3/25/41 •S	3,240,791	704,454
Series 2012-122 SD 5.678% 11/25/42 •S	2,108,296	471,599
Series 2013-31 MI 3.00% 4/25/33 S	6,369,663	921,034
Series 2013-43 IX 4.00% 5/25/43 S	11,799,135	2,864,450
Series 2013-44 DI 3.00% 5/25/33 S	8,372,129	1,211,341
Series 2014-36 ZE 3.00% 6/25/44	1,668,297	1,456,473
Series 2014-68 BS 5.728% 11/25/44 •S	4,378,702	878,021
Series 2014-90 SA 5.728% 1/25/45 •S	12,274,235	2,696,932
Series 2015-27 SA 6.028% 5/25/45 •S	1,625,271	367,855
Series 2015-44 Z 3.00% 9/25/43	3,374,173	3,141,733

	Principal amount°	Value (U.S. $)

Agency Collateralized Mortgage Obligations (continued)
Freddie Mac REMICs
Series 1730 Z 7.00% 5/15/24	25,527	$28,629
Series 2326 ZQ 6.50% 6/15/31	25,000	28,226
Series 2557 WE 5.00% 1/15/18	226,897	233,351
Series 2809 DC 4.50% 6/15/19	146,342	151,042
Series 3123 HT 5.00% 3/15/26	46,619	50,482
Series 3656 PM 5.00% 4/15/40	1,781,354	1,944,920
Series 4065 DE 3.00% 6/15/32	350,000	349,287
Series 4120 IK 3.00% 10/15/32 S	6,549,921	885,538
Series 4146 IA 3.50% 12/15/32 S	3,454,759	545,527
Series 4159 KS 5.82% 1/15/43 •S	2,970,264	732,806
Series 4185 LI 3.00% 3/15/33 S	2,035,150	286,085
Series 4191 CI 3.00% 4/15/33 S	858,072	113,858
Series 4435 DY 3.00% 2/15/35	2,810,000	2,749,301
Freddie Mac Strips
Series 326 S2 5.62% 3/15/44 •S	2,194,692	469,764
Freddie Mac Structured Agency Credit Risk Debt Notes
Series 2015-HQA2 M2 3.222% 5/25/28 •	1,615,000	1,613,787
Freddie Mac Structured Pass Through Securities
Series T-54 2A 6.50% 2/25/43 ¿	13,061	15,257
Series T-58 2A 6.50% 9/25/43 ¿	4,991	5,668
GNMA
Series 2010-113 KE 4.50% 9/20/40	4,115,000	4,520,243
Series 2015-133 AL 3.00% 5/20/45	3,715,000	3,543,610

Total Agency Collateralized Mortgage Obligations (cost $41,177,408)		40,745,564

Agency Mortgage-Backed Securities – 20.40%
Fannie Mae
6.50% 8/1/17	2,064	2,104
Fannie Mae ARM
2.402% 10/1/33 •	2,884	3,002
2.408% 6/1/37 •	4,030	4,275
2.418% 5/1/43 •	1,096,093	1,105,556
2.496% 11/1/35 •	103,205	109,435
2.553% 6/1/43 •	369,232	374,243
2.576% 8/1/35 •	20,829	21,991
2.913% 7/1/45 •	646,791	659,317
2.918% 4/1/44 •	630,458	645,289
3.177% 4/1/44 •	1,376,860	1,418,756
3.259% 3/1/44 •	1,670,780	1,724,548
3.277% 9/1/43 •	1,027,542	1,060,189
6.10% 8/1/37 •	54,095	55,242
Fannie Mae Relocation 15 yr
4.00% 9/1/20	45,281	46,630
Fannie Mae Relocation 30 yr
5.00% 11/1/33	894	972

Diversified Income Series-6

 Delaware VIP® Diversified Income Series

 Schedule of investments (continued)

	Principal amount°	Value (U.S. $)

Agency Mortgage-Backed Securities (continued)
Fannie Mae Relocation 30 yr
5.00% 11/1/34	2,974	$3,229
5.00% 4/1/35	4,819	5,181
5.00% 10/1/35	16,901	18,418
5.00% 1/1/36	18,610	20,226
5.00% 2/1/36	9,007	9,673
Fannie Mae S.F. 15 yr
2.50% 10/1/27	247,001	250,993
2.50% 12/1/27	647,779	658,256
2.50% 4/1/28	398,887	404,174
2.50% 9/1/28	1,333,915	1,354,167
3.00% 9/1/30	1,931,320	1,991,556
3.50% 6/1/26	1,344,666	1,410,805
3.50% 7/1/26	817,604	858,614
3.50% 12/1/28	325,489	342,802
4.00% 4/1/24	277,865	293,963
4.00% 2/1/25	175,820	186,051
4.00% 5/1/25	530,841	562,964
4.00% 11/1/25	2,190,083	2,323,270
4.00% 12/1/26	837,472	888,225
4.00% 1/1/27	6,266,284	6,647,286
4.00% 5/1/27	1,862,838	1,975,988
4.00% 8/1/27	1,080,000	1,144,999
4.50% 2/1/24	22,380	24,153
4.50% 10/1/24	208,595	224,908
4.50% 2/1/25	79,209	84,331
4.50% 7/1/25	107,026	114,688
6.00% 12/1/22	269,057	289,936
Fannie Mae S.F. 15 yr TBA
2.50% 1/1/31	4,506,000	4,541,620
2.50% 2/1/31	1,171,000	1,178,107
Fannie Mae S.F. 20 yr
3.00% 2/1/33	143,659	147,503
3.00% 8/1/33	507,703	521,294
3.50% 4/1/33	148,231	154,968
3.50% 9/1/33	719,312	753,727
4.00% 1/1/31	248,768	265,523
4.00% 2/1/31	702,586	751,538
Fannie Mae S.F. 30 yr
3.00% 7/1/42	930,732	934,243
3.00% 10/1/42	577,928	581,052
3.00% 12/1/42	2,440,481	2,447,705
3.00% 1/1/43	6,495,702	6,510,542
3.00% 2/1/43	634,874	636,325
3.00% 5/1/43	2,320,605	2,325,588
4.00% 5/1/43	42,684	45,482
4.00% 8/1/43	443,342	471,047
4.00% 7/1/44	2,757,345	2,935,510
4.50% 7/1/36	369,915	400,827
4.50% 6/1/38	1,120,584	1,221,005
4.50% 11/1/40	889,227	962,406
4.50% 3/1/41	1,088,664	1,178,247

	Principal amount°	Value (U.S. $)

Agency Mortgage-Backed Securities (continued)
Fannie Mae S.F. 30 yr
4.50% 4/1/41	2,356,961	$2,550,417
4.50% 7/1/41	696,286	753,509
4.50% 8/1/41	754,987	828,667
4.50% 10/1/41	152,592	165,244
4.50% 1/1/42	23,522,478	25,461,895
4.50% 9/1/42	14,510,519	15,733,991
4.50% 11/1/43	897,901	971,650
4.50% 2/1/44	324,832	352,127
4.50% 6/1/44	1,587,159	1,717,277
4.50% 8/1/44	543,462	587,188
4.50% 10/1/44	6,742,030	7,311,356
4.50% 2/1/45	15,178,019	16,448,365
5.00% 5/1/34	2,084	2,304
5.00% 2/1/35	193,223	213,713
5.00% 4/1/35	14,958	16,511
5.00% 10/1/35	964,231	1,063,835
5.00% 11/1/35	450,509	496,948
5.00% 2/1/37	35,571	39,313
5.00% 4/1/37	249,669	275,286
5.00% 8/1/37	724,888	799,338
5.50% 12/1/32	50,851	57,057
5.50% 2/1/33	574,157	641,897
5.50% 4/1/34	241,036	270,930
5.50% 8/1/34	37,328	41,998
5.50% 11/1/34	257,644	289,792
5.50% 12/1/34	47,651	53,629
5.50% 1/1/35	940,095	1,058,160
5.50% 3/1/35	133,005	149,856
5.50% 6/1/35	175,382	197,006
5.50% 12/1/35	17,734	19,925
5.50% 1/1/36	1,189,194	1,338,016
5.50% 4/1/36	753,391	844,858
5.50% 7/1/36	96,880	108,994
5.50% 9/1/36	2,977,620	3,345,360
5.50% 10/1/36	522,262	596,778
5.50% 11/1/36	228,010	254,594
5.50% 1/1/37	1,034,578	1,157,047
5.50% 2/1/37	15,444	17,247
5.50% 4/1/37	1,947,459	2,178,076
5.50% 8/1/37	842,102	947,623
5.50% 9/1/37	1,169,882	1,308,053
5.50% 1/1/38	98,610	111,733
5.50% 2/1/38	743,660	835,436
5.50% 3/1/38	483,403	539,081
5.50% 6/1/38	2,086,840	2,330,725
5.50% 9/1/38	914,511	1,027,643
5.50% 12/1/38	909,149	1,038,632
5.50% 1/1/39	3,505,501	3,948,490
5.50% 2/1/39	3,317,946	3,728,247
5.50% 10/1/39	2,291,219	2,559,389

Diversified Income Series-7

 Delaware VIP® Diversified Income Series

 Schedule of investments (continued)

	Principal amount°	Value (U.S. $)

Agency Mortgage-Backed Securities (continued)
Fannie Mae S.F. 30 yr
5.50% 7/1/40	1,839,261	$2,060,076
5.50% 9/1/41	8,616,405	9,625,751
6.00% 3/1/29	608	694
6.00% 6/1/30	2,256	2,546
6.00% 4/1/35	3,740	4,251
6.00% 1/1/36	2,980	3,367
6.00% 6/1/36	88,541	100,192
6.00% 9/1/36	517,079	585,657
6.00% 11/1/36	10,536	11,889
6.00% 12/1/36	281,172	318,298
6.00% 2/1/37	306,492	346,792
6.00% 3/1/37	336,405	380,712
6.00% 5/1/37	763,009	863,417
6.00% 6/1/37	56,084	63,828
6.00% 7/1/37	56,279	63,509
6.00% 8/1/37	612,270	693,620
6.00% 9/1/37	98,533	111,468
6.00% 11/1/37	121,526	137,188
6.00% 5/1/38	1,905,871	2,161,060
6.00% 7/1/38	33,213	37,479
6.00% 8/1/38	159,066	179,501
6.00% 9/1/38	274,492	310,636
6.00% 10/1/38	1,028,621	1,161,959
6.00% 11/1/38	239,863	273,153
6.00% 1/1/39	456,934	517,534
6.00% 7/1/39	14,634	16,514
6.00% 9/1/39	4,845,027	5,476,566
6.00% 3/1/40	399,964	452,496
6.00% 7/1/40	1,651,387	1,865,722
6.00% 9/1/40	355,159	401,721
6.00% 11/1/40	156,943	178,925
6.00% 5/1/41	4,047,672	4,579,259
6.50% 2/1/36	196,419	224,477
6.50% 3/1/37	310,023	363,518
7.50% 3/1/32	247	270
7.50% 4/1/32	834	966
Fannie Mae S.F. 30 yr TBA
3.00% 1/1/46	83,637,000	83,637,761
3.00% 2/1/46	105,414,000	105,204,953
4.50% 1/1/46	15,746,000	17,003,712
Freddie Mac ARM
2.347% 8/1/37 •	2,715	2,870
2.479% 7/1/36 •	66,124	70,132
2.521% 1/1/44 •	3,125,300	3,185,140
2.565% 2/1/37 •	165,575	174,555
2.567% 10/1/37 •	1,429	1,512
2.57% 4/1/34 •	959	1,016
2.592% 12/1/33 •	24,993	26,261
2.65% 10/1/37 •	12,752	13,418
2.727% 6/1/37 •	253,366	271,069

	Principal amount°	Value (U.S. $)

Agency Mortgage-Backed Securities (continued)
Freddie Mac ARM
2.832% 9/1/45 •	5,382,294	$5,489,275
2.953% 11/1/44 •	514,117	527,509
2.959% 10/1/45 •	1,355,936	1,381,600
Freddie Mac Relocation 30 yr
5.00% 9/1/33	4,606	4,993
Freddie Mac S.F. 15 yr
3.50% 11/1/25	239,496	251,065
3.50% 6/1/26	262,434	275,102
3.50% 10/1/26	276,413	290,473
3.50% 1/1/27	240,083	251,633
4.00% 5/1/25	151,602	160,069
4.00% 8/1/25	314,944	332,694
4.00% 11/1/26	614,863	649,294
4.50% 5/1/20	174,774	181,960
4.50% 9/1/26	614,963	658,758
5.00% 6/1/18	41,406	42,823
Freddie Mac S.F. 20 yr
3.50% 1/1/34	1,275,926	1,334,301
3.50% 9/1/35	1,204,245	1,256,040
4.00% 8/1/35	287,863	307,463
4.00% 10/1/35	1,465,619	1,565,419
Freddie Mac S.F. 30 yr
3.00% 10/1/42	1,081,363	1,082,092
3.00% 11/1/42	1,008,808	1,009,736
4.50% 4/1/39	236,938	258,681
4.50% 10/1/39	672,090	724,972
4.50% 4/1/41	3,221,596	3,476,775
5.00% 3/1/34	12,985	14,458
5.50% 3/1/34	113,369	126,003
5.50% 12/1/34	103,587	115,368
5.50% 6/1/36	63,196	70,258
5.50% 11/1/36	131,321	145,985
5.50% 12/1/36	29,739	33,051
5.50% 9/1/37	141,918	157,854
5.50% 4/1/38	501,573	557,918
5.50% 6/1/38	74,357	82,830
5.50% 7/1/38	514,549	572,569
5.50% 6/1/39	528,791	588,441
5.50% 3/1/40	351,987	391,642
5.50% 8/1/40	261,586	291,053
5.50% 1/1/41	356,303	396,424
5.50% 6/1/41	3,983,783	4,431,494
6.00% 2/1/36	542,647	618,966
6.00% 1/1/38	133,205	149,788
6.00% 6/1/38	375,752	423,681
6.00% 8/1/38	598,606	684,239
6.00% 5/1/40	802,813	911,025
6.00% 7/1/40	847,634	956,066
6.50% 8/1/38	110,977	126,387
6.50% 4/1/39	578,340	658,647

Diversified Income Series-8

 Delaware VIP® Diversified Income Series

 Schedule of investments (continued)

	Principal amount°	Value (U.S. $)

Agency Mortgage-Backed Securities (continued)
GNMA I S.F. 30 yr
5.00% 6/15/40	201,517	$222,443
7.00% 12/15/34	146,366	173,023

Total Agency Mortgage-Backed Securities (cost $441,436,582)		442,649,620

Collateralized Debt Obligations – 1.15%
Avery Point III CLO
Series 2013-3A A 144A 1.715% 1/18/25 #•	2,200,000	2,163,260
Benefit Street Partners CLO IV
Series 2014-IVA A1A 144A 1.807% 7/20/26 #•	5,900,000	5,848,670
Carlyle Global Market Strategies CLO
Series 2014-2A A 144A 1.832% 5/15/25 #•	2,750,000	2,724,700
Cent CLO
Series 2013-20A A 144A 1.80% 1/25/26 #•	667,000	656,595
Series 2014-21A A1B 144A 1.713% 7/27/26 #•	2,200,000	2,169,860
Magnetite
Series 2014-9A A1 144A 1.74% 7/25/26 #•	6,040,000	5,972,352
Neuberger Berman CLO XVII
Series 2014-17A A 144A 1.804% 8/4/25 #•	2,150,000	2,130,435
Neuberger Berman CLO XIX
Series 2015-19A A1 144A 1.709% 7/15/27 #•	3,300,000	3,263,370

Total Collateralized Debt Obligations (cost $25,166,129)		24,929,242

Commercial Mortgage-Backed Securities – 6.46%
Banc of America Commercial Mortgage Trust
Series 2006-1 AM 5.421% 9/10/45 •	179,124	178,942
Series 2007-4 AM 5.809% 2/10/51 •	1,330,000	1,390,155
Bear Stearns Commercial Mortgage Securities Trust
Series 2007-PW18 A4 5.70% 6/11/50	1,185,000	1,235,300
CD Commercial Mortgage Trust
Series 2005-CD1 C 5.284% 7/15/44 •	65,137	65,113
CFCRE Commercial Mortgage Trust
Series 2011-C1 A2 144A 3.759% 4/15/44 #	508,811	509,831
Citigroup Commercial Mortgage Trust
Series 2007-C6 AM 5.71% 12/10/49 •	1,230,000	1,256,854

	Principal amount°	Value (U.S. $)

Commercial Mortgage-Backed Securities (continued)
Citigroup Commercial Mortgage Trust
Series 2014-GC25 A4 3.635% 10/10/47	2,275,000	$2,312,741
Series 2015-GC27 A5 3.137% 2/10/48	5,210,000	5,084,606
COMM Mortgage Trust
Series 2013-CR6 A4 3.101% 3/10/46	1,565,000	1,564,435
Series 2014-CR16 A4 4.051% 4/10/47	2,470,000	2,596,455
Series 2014-CR19 A5 3.796% 8/10/47	2,850,000	2,936,978
Series 2014-CR20 A4 3.59% 11/10/47	980,000	992,921
Series 2014-CR20 AM 3.938% 11/10/47	7,775,000	7,967,035
Series 2014-CR21 A3 3.528% 12/10/47	1,525,000	1,537,180
Series 2015-3BP A 144A 3.178% 2/10/35 #	3,960,000	3,880,578
Series 2015-CR23 A4 3.497% 5/10/48	3,450,000	3,461,670
Commercial Mortgage Trust
Series 2007-GG9 AM 5.475% 3/10/39	1,345,000	1,375,984
DB-UBS Mortgage Trust
Series 2011-LC1A A3 144A 5.002% 11/10/46 #	1,910,000	2,105,359
Series 2011-LC1A C 144A 5.663% 11/10/46 #•	2,000,000	2,201,111
Freddie Mac Multifamily Structured Pass Through Certificates
Series K038 A2 3.389% 3/25/24 ¿	3,110,000	3,221,757
FREMF Mortgage Trust
Series 2011-K10 B 144A 4.631% 11/25/49 #•	1,335,000	1,399,049
Series 2011-K13 B 144A 4.60% 1/25/48 #•	1,735,000	1,837,930
Series 2011-K15 B 144A 4.948% 8/25/44 #•	195,000	209,551
Series 2012-K18 B 144A 4.255% 1/25/45 #•	1,020,000	1,049,080
Series 2012-K19 B 144A 4.036% 5/25/45 #•	390,000	396,654
Series 2012-K22 B 144A 3.687% 8/25/45 #•	1,730,000	1,715,527
Series 2012-K22 C 144A 3.687% 8/25/45 #•	1,400,000	1,396,939
Series 2012-K707 B 144A 3.883% 1/25/47 #•	700,000	713,590

Diversified Income Series-9

 Delaware VIP® Diversified Income Series

 Schedule of investments (continued)

	Principal amount°	Value (U.S. $)

Commercial Mortgage-Backed Securities (continued)
FREMF Mortgage Trust
Series 2012-K708 B 144A 3.754% 2/25/45 #•	2,960,000	$3,013,289
Series 2012-K708 C 144A 3.754% 2/25/45 #•	530,000	535,592
Series 2012-K711 B 144A 3.562% 8/25/45 #•	2,030,000	2,052,773
Series 2013-K25 C 144A 3.618% 11/25/45 #•	1,480,000	1,400,923
Series 2013-K26 C 144A 3.599% 12/25/45 #•	860,000	829,723
Series 2013-K30 C 144A 3.556% 6/25/45 #•	1,560,000	1,453,071
Series 2013-K31 C 144A 3.627% 7/25/46 #•	3,082,000	2,898,556
Series 2013-K33 B 144A 3.503% 8/25/46 #•	1,315,000	1,272,138
Series 2013-K33 C 144A 3.503% 8/25/46 #•	450,000	428,029
Series 2013-K712 B 144A 3.371% 5/25/45 #•	4,270,000	4,283,451
Series 2013-K713 B 144A 3.165% 4/25/46 #•	2,640,000	2,624,718
Series 2013-K713 C 144A 3.165% 4/25/46 #•	2,640,000	2,541,703
Series 2014-K716 C 144A 3.953% 8/25/47 #•	1,105,000	1,098,039
Series 2015-K47 B 144A 3.60% 6/25/48 #•	1,100,000	979,607
GRACE Mortgage Trust
Series 2014-GRCE A 144A 3.369% 6/10/28 #	6,755,000	6,918,688
GS Mortgage Securities Trust
Series 2010-C1 A2 144A 4.592% 8/10/43 #	3,090,000	3,316,917
Series 2010-C1 C 144A 5.635% 8/10/43 #•	1,010,000	1,094,253
Series 2014-GC24 A5 3.931% 9/10/47	2,970,000	3,090,141
Series 2015-GC32 A4 3.764% 7/10/48	925,000	945,374
Hilton USA Trust
Series 2013-HLT AFX 144A 2.662% 11/5/30 #	825,000	825,618
Series 2013-HLT BFX 144A 3.367% 11/5/30 #	3,810,000	3,812,833
Houston Galleria Mall Trust
Series 2015-HGLR A1A2 144A 3.087% 3/5/37 #	3,890,000	3,786,860

	Principal amount°	Value (U.S. $)

Commercial Mortgage-Backed Securities (continued)
JPMBB Commercial Mortgage Securities Trust
Series 2014-C18 A1 1.254% 2/15/47	1,039,051	$1,028,316
Series 2014-C22 B 4.561% 9/15/47 •	645,000	655,473
JPMorgan Chase Commercial Mortgage Securities Trust
Series 2005-CB11 E 5.498% 8/12/37 •	600,000	644,617
Series 2005-LDP5 D 5.522% 12/15/44 •	1,110,000	1,107,230
Series 2006-LDP8 AM 5.44% 5/15/45	4,004,000	4,073,810
Series 2011-C5 C 144A 5.323% 8/15/46 #•	1,100,000	1,170,787
Series 2015-JP1 A5 3.914% 1/15/49	2,720,000	2,801,687
LB-UBS Commercial Mortgage Trust
Series 2004-C1 A4 4.568% 1/15/31	68,385	68,615
Series 2006-C6 AJ 5.452% 9/15/39 •	2,390,000	2,404,823
Series 2006-C6 AM 5.413% 9/15/39	1,590,000	1,619,189
Morgan Stanley Bank of America Merrill Lynch Trust
Series 2014-C19 AS 3.832% 12/15/47	610,000	615,852
Series 2015-C22 A3 3.046% 4/15/48	1,210,000	1,169,295
Series 2015-C23 A4 3.719% 7/15/50	4,090,000	4,167,934
Series 2015-C26 A5 3.531% 10/15/48	2,390,000	2,390,588
Morgan Stanley Capital I Trust
Series 2005-HQ7 C 5.191% 11/14/42 •	1,997,300	1,994,263
Series 2006-HQ10 B 5.448% 11/12/41 •	1,025,000	984,296
Series 2006-TOP21 B 144A 5.312% 10/12/52 #•	800,000	798,531
Series 2006-TOP23 A4 5.847% 8/12/41 •	1,215,826	1,224,358
TimberStar Trust I
Series 2006-1A A 144A 5.668% 10/15/36 #	1,510,000	1,548,690
Wells Fargo Commercial Mortgage Trust
Series 2012-LC5 A3 2.918% 10/15/45	3,720,000	3,697,744
Series 2015-NXS3 A4 3.617% 9/15/57	1,585,000	1,600,435
WF-RBS Commercial Mortgage Trust
Series 2014-C23 A5 3.917% 10/15/57	610,000	633,594

Total Commercial Mortgage-Backed Securities (cost $143,109,668)		140,195,748

Diversified Income Series-10

 Delaware VIP® Diversified Income Series

 Schedule of investments (continued)

	Principal amount°	Value (U.S. $)

Convertible Bonds – 1.52%
Alaska Communications Systems Group 6.25% exercise price $10.28, expiration date 4/27/18 @	1,504,000	$1,517,160
Ares Capital 5.75% exercise price $18.36, expiration date 2/1/16	453,000	453,849
BGC Partners 4.50% exercise price $9.84, expiration date 7/13/16	1,195,000	1,298,816
BioMarin Pharmaceutical 1.50% exercise price $94.15, expiration date 10/13/20	370,000	496,263
Blackstone Mortgage Trust 5.25% exercise price $28.66, expiration date 12/1/18	1,497,000	1,526,940
Blucora 4.25% exercise price $21.66, expiration date 3/29/19	652,000	543,605
Campus Crest Communities Operating Partnership 144A 4.75% exercise price $12.56, expiration date 10/11/18 #@	1,232,000	1,220,450
Cardtronics 1.00% exercise price $52.35, expiration date 11/27/20	1,276,000	1,190,667
Cemex 3.72% exercise price $11.90, expiration date 3/15/20	874,000	689,914
Chart Industries 2.00% exercise price $69.03, expiration date 7/30/18 @	1,314,000	1,143,180
Ciena 144A 3.75% exercise price $20.17, expiration date 10/15/18 #	632,000	786,840
Clearwire Communications 144A 8.25% exercise price $7.08, expiration date 11/30/40 #@	263,000	263,657
GAIN Capital Holdings 4.125% exercise price $12.00, expiration date 11/30/18 @	699,000	702,932
General Cable 4.50% exercise price $33.38, expiration date 11/15/29 @f	1,272,000	784,665
Gilead Sciences 1.625% exercise price $22.44, expiration date 4/29/16	283,000	1,265,011
HealthSouth 2.00% exercise price $38.08, expiration date 11/30/43	947,000	1,025,127
Helix Energy Solutions Group 3.25% exercise price $25.02, expiration date 3/12/32	925,000	733,641
Hologic 2.00% exercise price $31.17, expiration date 2/27/42 f	611,000	817,976
Huron Consulting Group 1.25% exercise price $79.89, expiration date 9/27/19	321,000	319,194
inContact 144A 2.50% exercise price $14.23, expiration date 4/1/22 #	1,104,000	1,043,970
Infinera 1.75% exercise price $12.58, expiration date 5/30/18	278,000	430,205

	Principal amount°	Value (U.S. $)

Convertible Bonds (continued)
Intel 3.25% exercise price $21.47, expiration date 8/1/39	298,000	$496,171
Jefferies Group 3.875% exercise price $44.53, expiration date 10/31/29	836,000	834,955
Liberty Interactive 144A 1.00% exercise price $64.23, expiration date 9/28/43 #	1,052,000	909,323
Meritor 4.00% exercise price $26.73, expiration date 2/12/27 f	1,382,000	1,313,764
Microchip Technology 144A 1.625% exercise price $66.61, expiration date 2/13/25 #	531,000	530,336
New Mountain Finance 5.00% exercise price $15.93, expiration date 6/14/19 @	205,000	201,413
Novellus Systems 2.625% exercise price $34.37, expiration date 5/14/41	648,000	1,528,065
NuVasive 2.75% exercise price $42.13, expiration date 6/30/17	1,111,000	1,521,376
NXP Semiconductors 1.00% exercise price $102.84, expiration date 11/27/19	616,000	677,985
PROS Holdings 144A 2.00% exercise price $33.79, expiration date 11/27/19 #	1,109,000	1,088,206
Spectrum Pharmaceuticals 2.75% exercise price $10.53, expiration date 12/13/18 @	841,000	741,131
Spirit Realty Capital 3.75% exercise price $13.10, expiration date 5/13/21 @	1,357,000	1,286,612
Titan Machinery 3.75% exercise price $43.17, expiration date 4/30/19 @	218,000	143,744
TPG Specialty Lending 4.50% exercise price $25.83, expiration date 12/15/19 @	792,000	783,090
Vector Group 1.75% exercise price $24.64, expiration date 4/15/20 •	1,020,000	1,171,087
Vector Group 2.50% exercise price $15.98, expiration date 1/14/19 •	408,000	627,217
VEREIT 3.75% exercise price $14.99, expiration date 12/14/20 @	1,059,000	952,443

Total Convertible Bonds (cost $32,269,410)		33,060,980

Corporate Bonds – 33.26%
Automotive – 0.27%
American Axle & Manufacturing 6.25% 3/15/21	1,156,000	1,200,795
Ford Motor 7.45% 7/16/31	2,320,000	2,869,961
Lear 5.25% 1/15/25	1,175,000	1,201,437

Diversified Income Series-11

 Delaware VIP® Diversified Income Series

 Schedule of investments (continued)

	Principal amount°		Value (U.S. $)

Corporate Bonds (continued)
Automotive (continued)
Meritor 6.75% 6/15/21		516,000	$477,300

			5,749,493

Banking – 6.34%
ANZ New Zealand International 144A 2.60% 9/23/19 #		500,000	501,859
Banco Nacional de Comercio Exterior 144A 4.375% 10/14/25 #		2,030,000	2,009,700
Bank of America
3.875% 8/1/25		4,350,000	4,424,598
3.95% 4/21/25		9,070,000	8,849,064
Bank of New York Mellon 2.15% 2/24/20		535,000	529,505
BB&T 5.25% 11/1/19		10,852,000	11,891,662
BBVA Bancomer 144A 7.25% 4/22/20 #		765,000	816,064
Branch Banking & Trust 3.80% 10/30/26		3,350,000	3,405,540
Citizens Financial Group 4.30% 12/3/25		2,050,000	2,064,881
City National 5.25% 9/15/20		2,075,000	2,308,994
Compass Bank 3.875% 4/10/25		2,280,000	2,093,756
Cooperatieve Centrale Raiffeisen-Boerenleenbank
2.50% 9/4/20	NOK	5,290,000	626,838
4.25% 1/13/22	AUD	1,073,000	804,291
Credit Suisse Group 144A 6.25% 12/29/49 #•		845,000	847,002
Credit Suisse Group Funding Guernsey
144A 3.125% 12/10/20 #		1,985,000	1,978,223
144A 3.75% 3/26/25 #		2,755,000	2,669,997
Export-Import Bank of Korea
144A 2.711% 12/5/19 #	CAD	210,000	156,642
144A 3.00% 5/22/18 #	NOK	1,100,000	128,288
Fifth Third Bancorp 2.875% 7/27/20		975,000	974,952
Finnvera 144A 2.375% 6/4/25 #		3,455,000	3,350,027
Goldman Sachs Group
3.55% 8/21/19 •	AUD	550,000	401,207
3.55% 2/12/21	CAD	400,000	305,329
5.20% 12/17/19	NZD	612,000	433,300
Industrial & Commercial Bank of China 144A 4.875% 9/21/25 #		2,190,000	2,223,818
ING Groep
6.00% 12/29/49 •		400,000	402,000
6.50% 12/29/49 •		1,545,000	1,516,997
JPMorgan Chase
0.953% 1/28/19 •		1,124,000	1,116,522
3.50% 12/18/26	GBP	264,000	401,468
4.25% 11/2/18	NZD	1,840,000	1,273,985
KeyBank
3.30% 6/1/25		1,665,000	1,648,791
6.95% 2/1/28		4,255,000	5,281,242
Lloyds Banking Group 4.50% 11/4/24		480,000	488,144

	Principal amount°		Value (U.S. $)

Corporate Bonds (continued)
Banking (continued)
Lloyds Banking Group
144A 4.582% 12/10/25 #		1,455,000	$1,461,431
7.50% 4/30/49 •		1,695,000	1,809,413
Morgan Stanley
1.17% 1/24/19 •		1,126,000	1,123,947
3.125% 8/5/21	CAD	972,000	725,171
3.95% 4/23/27		340,000	330,740
5.00% 9/30/21	AUD	1,087,000	830,398
National City Bank 0.822% 6/7/17 •		1,905,000	1,893,705
Nordea Bank 144A 6.125% 12/29/49 #•		1,895,000	1,857,479
PNC Bank
1.85% 7/20/18		700,000	698,890
2.60% 7/21/20		705,000	705,280
3.30% 10/30/24		2,190,000	2,194,917
6.875% 4/1/18		5,710,000	6,259,342
Santander Holdings USA 3.45% 8/27/18		1,650,000	1,678,492
Santander Issuances 5.179% 11/19/25		2,600,000	2,565,493
Santander UK 144A 5.00% 11/7/23 #		2,905,000	3,028,901
Santander UK Group Holdings
2.875% 10/16/20		1,000,000	995,211
144A 4.75% 9/15/25 #		1,305,000	1,294,089
Societe Generale
144A 4.75% 11/24/25 #		2,190,000	2,123,242
144A 5.625% 11/24/45 #		435,000	418,243
State Street
2.55% 8/18/20		2,245,000	2,274,423
3.10% 5/15/23		1,360,000	1,345,271
3.55% 8/18/25		2,510,000	2,592,037
SunTrust Banks 2.35% 11/1/18		685,000	689,035
SVB Financial Group 3.50% 1/29/25		1,350,000	1,295,887
Toronto-Dominion Bank 2.50% 12/14/20		2,515,000	2,516,884
Turkiye Garanti Bankasi 144A 4.75% 10/17/19 #		2,947,000	2,935,875
U.S. Bancorp 3.60% 9/11/24 @		2,640,000	2,685,714
U.S. Bank 2.80% 1/27/25		2,295,000	2,235,518
UBS Group Funding Jersey 144A 4.125% 9/24/25 #		2,645,000	2,647,507
USB Capital IX 3.50% 10/29/49 @•		7,185,000	5,541,431
Wells Fargo
2.55% 12/7/20		2,785,000	2,773,219
3.50% 9/12/29	GBP	654,000	982,764
4.30% 7/22/27		3,155,000	3,227,325
Woori Bank
144A 2.875% 10/2/18 #		1,600,000	1,623,696
144A 4.75% 4/30/24 #		2,000,000	2,050,476
Zions Bancorporation 4.50% 6/13/23		2,150,000	2,212,296

			137,548,428

Diversified Income Series-12

 Delaware VIP® Diversified Income Series

 Schedule of investments (continued)

	Principal amount°		Value (U.S. $)

Corporate Bonds (continued)
Basic Industry – 2.42%
ArcelorMittal
6.125% 6/1/25		1,135,000	$831,387
10.85% 6/1/19		2,685,000	2,530,613
Ball 5.25% 7/1/25		1,610,000	1,652,263
BHP Billiton Finance 3.25% 9/25/24	GBP	565,000	814,129
BHP Billiton Finance USA 144A 6.25% 10/19/75 #•		1,630,000	1,599,437
CF Industries 6.875% 5/1/18		3,830,000	4,152,126
Corp Nacional del Cobre de Chile 144A 4.50% 9/16/25 #		2,255,000	2,129,232
Dow Chemical 8.55% 5/15/19		9,161,000	10,805,647
Georgia-Pacific 8.00% 1/15/24		5,210,000	6,598,830
Gerdau Holdings 144A 7.00% 1/20/20 #		1,595,000	1,435,500
Grace (W.R.) 144A 5.125% 10/1/21 #		345,000	349,313
GTL Trade Finance 144A 5.893% 4/29/24 #		565,000	403,975
INVISTA Finance 144A 4.25% 10/15/19 #		2,465,000	2,403,375
Joseph T Ryerson & Son 11.25% 10/15/18 @		228,000	171,000
Lundin Mining 144A 7.50% 11/1/20 #		1,195,000	1,123,300
Methanex 4.25% 12/1/24		2,890,000	2,566,878
MMC Norilsk Nickel
144A 5.55% 10/28/20 #		962,000	965,593
144A 6.625% 10/14/22 #		1,095,000	1,117,601
NOVA Chemicals 144A 5.00% 5/1/25 #		3,039,000	2,940,233
OCP
144A 4.50% 10/22/25 #		2,125,000	1,987,011
144A 6.875% 4/25/44 #		1,650,000	1,625,795
Phosagro 144A 4.204% 2/13/18 #		1,715,000	1,701,066
PolyOne 5.25% 3/15/23		812,000	795,760
PPG Industries 2.30% 11/15/19		1,770,000	1,753,307

			52,453,371

Brokerage – 0.20%
Affiliated Managers Group 3.50% 8/1/25		2,115,000	2,015,703
Jefferies Group
6.45% 6/8/27		893,000	947,614
6.50% 1/20/43		585,000	542,560
Lazard Group 6.85% 6/15/17		878,000	935,141

			4,441,018

Capital Goods – 1.04%
BWAY Holding 144A 9.125% 8/15/21 #		1,448,000	1,361,120
Cemex
144A 6.50% 12/10/19 #		1,270,000	1,228,725
144A 7.25% 1/15/21 #		935,000	902,275
Cemex Finance 144A 9.375% 10/12/22 #		720,000	761,400
Embraer Netherlands Finance 5.05% 6/15/25		1,435,000	1,309,437

	Principal amount°		Value (U.S. $)

Corporate Bonds (continued)
Capital Goods (continued)
Fortune Brands Home & Security 3.00% 6/15/20		1,310,000	$1,304,197
General Electric 4.00% 12/29/49 •		4,691,100	4,696,964
General Electric Capital
2.10% 12/11/19		795,000	795,364
144A 3.80% 6/18/19 #		1,555,000	1,635,499
5.55% 5/4/20		1,295,000	1,467,532
6.00% 8/7/19		2,675,000	3,031,832
Lockheed Martin
2.50% 11/23/20		770,000	766,307
3.55% 1/15/26		1,225,000	1,231,835
Owens-Brockway Glass Container 144A 5.875% 8/15/23 #		595,000	605,041
TransDigm 6.50% 7/15/24		35,000	34,983
Union Andina de Cementos 144A 5.875% 10/30/21 #		1,465,000	1,417,387

			22,549,898

Communications – 4.29%
21st Century Fox America
144A 3.70% 10/15/25 #		760,000	759,660
144A 4.95% 10/15/45 #		2,395,000	2,367,733
Altice US Finance I 144A 5.375% 7/15/23 #		1,275,000	1,281,375
America Movil 5.00% 3/30/20		1,630,000	1,772,156
American Tower
2.80% 6/1/20		815,000	806,448
4.00% 6/1/25		970,000	955,309
American Tower Trust I 144A 3.07% 3/15/23 #		2,430,000	2,388,739
AT&T 4.50% 5/15/35		1,455,000	1,349,895
Bell Canada 3.35% 3/22/23	CAD	773,000	571,236
Bharti Airtel International Netherlands 144A 5.35% 5/20/24 #		1,735,000	1,827,534
CC Holdings GS V 3.849% 4/15/23		1,710,000	1,680,855
CCO Safari II 144A 4.908% 7/23/25 #		5,345,000	5,347,870
CenturyLink 5.80% 3/15/22		3,230,000	2,972,407
Colombia Telecomunicaciones 144A 5.375% 9/27/22 #		1,935,000	1,751,175
Columbus International 144A 7.375% 3/30/21 #		1,395,000	1,386,281
Crown Castle Towers 144A 4.883% 8/15/20 #		9,630,000	10,322,317
Deutsche Telekom International Finance 6.50% 4/8/22	GBP	416,000	745,564
Digicel Group 144A 8.25% 9/30/20 #		3,320,000	2,755,600
Equinix 5.375% 4/1/23		2,331,000	2,389,275
Frontier Communications 144A 8.875% 9/15/20 #		1,865,000	1,892,975
Grupo Televisa
5.00% 5/13/45		720,000	622,659
6.125% 1/31/46		1,200,000	1,198,920

Diversified Income Series-13

 Delaware VIP® Diversified Income Series

 Schedule of investments (continued)

	Principal amount°		Value (U.S. $)

Corporate Bonds (continued)
Communications (continued)
GTP Acquisition Partners I 144A 2.35% 6/15/20 #		1,095,000	$1,063,234
Level 3 Financing 144A 5.375% 5/1/25 #		2,839,000	2,835,451
Millicom International Cellular 144A 6.625% 10/15/21 #		1,760,000	1,634,600
MTS International Funding 144A 8.625% 6/22/20 #		1,740,000	1,927,649
Myriad International Holdings 144A 5.50% 7/21/25 #		2,590,000	2,502,458
Neptune Finco 144A 6.625% 10/15/25 #		450,000	469,125
SBA Tower Trust
144A 2.24% 4/16/18 #		1,800,000	1,767,161
144A 2.898% 10/15/19 #		1,300,000	1,270,371
SES 144A 3.60% 4/4/23 #		3,960,000	3,870,385
SES GLOBAL Americas Holdings 144A 5.30% 3/25/44 #		4,565,000	4,367,057
Sky 144A 3.75% 9/16/24 #		2,775,000	2,715,246
Sprint
7.125% 6/15/24		3,312,000	2,405,340
7.25% 9/15/21		560,000	424,032
Time Warner 4.85% 7/15/45		2,760,000	2,638,262
Time Warner Cable 5.50% 9/1/41		600,000	543,957
T-Mobile USA 6.125% 1/15/22		1,359,000	1,399,770
UPCB Finance IV 144A 5.375% 1/15/25 #		1,198,000	1,135,105
Verizon Communications
3.25% 2/17/26	EUR	971,000	1,180,652
4.862% 8/21/46		4,272,000	4,060,062
Vimpel Communications 144A 7.748% 2/2/21 #		1,658,000	1,700,639
Virgin Media Secured Finance 144A 5.25% 1/15/26 #		2,805,000	2,734,875
Wind Acquisition Finance 144A 7.375% 4/23/21 #		1,215,000	1,151,213
WPP Finance 2010 5.625% 11/15/43		545,000	554,869
Zayo Group 6.00% 4/1/23		1,715,000	1,629,250

			93,126,746

Consumer Cyclical – 1.49%
AutoNation 3.35% 1/15/21		490,000	488,819
Cencosud 144A 5.15% 2/12/25 #		2,035,000	1,895,248
CVS Health 144A 5.00% 12/1/24 #		621,000	673,016
Daimler 2.75% 12/10/18	NOK	5,560,000	649,509
Delphi Automotive 3.15% 11/19/20		1,120,000	1,119,806
Ford Motor Credit
4.05% 12/10/18	AUD	632,000	461,357
5.875% 8/2/21		1,745,000	1,948,247
General Motors Financial
3.45% 4/10/22		3,055,000	2,934,609
4.00% 1/15/25		2,555,000	2,428,589
4.30% 7/13/25		440,000	427,486
4.375% 9/25/21		1,810,000	1,837,742

	Principal amount°		Value (U.S. $)

Corporate Bonds (continued)
Consumer Cyclical (continued)
Hyundai Capital America
144A 2.125% 10/2/17 #		1,570,000	$1,561,092
144A 2.55% 2/6/19 #		685,000	680,184
Marriott International 3.375% 10/15/20		1,670,000	1,701,672
Nemak 144A 5.50% 2/28/23 #		1,560,000	1,571,700
QVC 5.45% 8/15/34		2,625,000	2,276,964
Sally Holdings 5.75% 6/1/22		47,000	48,880
Signet UK Finance 4.70% 6/15/24		3,115,000	3,072,826
Starwood Hotels & Resorts Worldwide
3.75% 3/15/25 @		2,230,000	2,187,130
4.50% 10/1/34 @		410,000	370,728
Toyota Credit Canada 2.05% 5/20/20	CAD	400,000	291,224
Toyota Finance Australia
2.25% 8/31/16	NOK	1,230,000	139,620
3.04% 12/20/16	NZD	2,070,000	1,409,315
Toyota Motor Credit 2.80% 7/13/22		755,000	752,169
Tupy Overseas 144A 6.625% 7/17/24 #@		1,550,000	1,360,125

			32,288,057

Consumer Non-Cyclical – 1.73%
Amgen 4.00% 9/13/29	GBP	341,000	511,717
AstraZeneca
2.375% 11/16/20		1,885,000	1,873,679
3.375% 11/16/25		3,125,000	3,108,828
Becton Dickinson 6.375% 8/1/19		3,600,000	4,067,107
Campbell Soup 3.30% 3/19/25		2,895,000	2,885,134
Celgene 3.25% 8/15/22		1,575,000	1,564,819
ENA Norte Trust 144A 4.95% 4/25/23 #		1,268,693	1,299,295
Express Scripts Holding
2.25% 6/15/19		1,845,000	1,835,637
3.50% 6/15/24		1,045,000	1,031,389
JB 144A 3.75% 5/13/25 #		2,650,000	2,537,507
JBS Investments 144A 7.75% 10/28/20 #		2,390,000	2,306,350
JBS USA 144A 5.75% 6/15/25 #		615,000	538,125
Mallinckrodt International Finance
144A 4.875% 4/15/20 #		1,090,000	1,054,575
144A 5.50% 4/15/25 #		2,137,000	1,976,725
Perrigo 4.00% 11/15/23		2,870,000	2,802,601
Perrigo Finance 3.50% 12/15/21		815,000	793,221
Prestige Brands 144A 5.375% 12/15/21 #		652,000	629,180
Zimmer Biomet Holdings
3.375% 11/30/21		2,750,000	2,756,231
4.625% 11/30/19		3,645,000	3,895,561

			37,467,681

Electric – 5.25%
AES Gener
144A 5.00% 7/14/25 #		800,000	767,166
144A 5.25% 8/15/21 #		1,250,000	1,285,075
144A 8.375% 12/18/73 #@•		1,420,000	1,427,100

Diversified Income Series-14

 Delaware VIP® Diversified Income Series

 Schedule of investments (continued)

	Principal amount°	Value (U.S. $)

Corporate Bonds (continued)
Electric (continued)
Ameren Illinois
3.25% 3/1/25	2,090,000	$2,104,509
9.75% 11/15/18	5,900,000	7,111,754
American Transmission Systems 144A 5.25% 1/15/22 #	5,410,000	5,909,408
Appalachian Power
3.40% 6/1/25	550,000	537,783
4.45% 6/1/45	1,360,000	1,296,119
Berkshire Hathaway Energy 3.75% 11/15/23	3,405,000	3,499,908
Cleveland Electric Illuminating 5.50% 8/15/24	365,000	411,721
CMS Energy 6.25% 2/1/20	1,730,000	1,963,984
ComEd Financing III 6.35% 3/15/33 @	2,055,000	2,102,662
Commonwealth Edison 4.35% 11/15/45	2,205,000	2,225,010
Consumers Energy 4.10% 11/15/45	640,000	637,260
DTE Energy 144A 3.30% 6/15/22 #	2,180,000	2,189,736
Duke Energy
3.75% 4/15/24	2,745,000	2,786,024
4.80% 12/15/45	2,465,000	2,500,210
Dynegy 7.625% 11/1/24	127,000	109,195
Electricite de France 144A 5.25% 1/29/49 #•	3,565,000	3,364,469
Enel 144A 8.75% 9/24/73 #•	3,512,000	4,008,070
Enel Finance International 144A 6.00% 10/7/39 #	1,275,000	1,430,347
Entergy 4.00% 7/15/22	1,820,000	1,859,317
Entergy Arkansas 3.70% 6/1/24	895,000	913,786
Entergy Louisiana 4.05% 9/1/23	4,045,000	4,176,305
Exelon 144A 3.95% 6/15/25 #	2,445,000	2,446,526
Great Plains Energy 4.85% 6/1/21	1,195,000	1,284,877
Indiana Michigan Power 3.20% 3/15/23	1,455,000	1,436,750
Integrys Holding 6.11% 12/1/66 @•	3,280,000	2,493,276
IPALCO Enterprises 5.00% 5/1/18	1,365,000	1,436,663
ITC Holdings 3.65% 6/15/24	1,365,000	1,346,990
Kansas City Power & Light 3.65% 8/15/25	3,445,000	3,476,064
LG&E & KU Energy 4.375% 10/1/21	3,765,000	3,983,069
Louisville Gas & Electric 4.375% 10/1/45	1,280,000	1,310,993
Metropolitan Edison 144A 4.00% 4/15/25 #	2,270,000	2,251,640
MidAmerican Energy 4.25% 5/1/46	4,250,000	4,214,729
National Rural Utilities Cooperative Finance
2.30% 11/1/20	590,000	584,682
3.25% 11/1/25	495,000	493,542
4.75% 4/30/43 •	2,840,000	2,808,476
NextEra Energy Capital Holdings
2.40% 9/15/19	3,380,000	3,333,052
3.625% 6/15/23	1,320,000	1,317,216

	Principal amount°	Value (U.S. $)

Corporate Bonds (continued)
Electric (continued)
NV Energy 6.25% 11/15/20	2,380,000	$2,706,484
Pennsylvania Electric 5.20% 4/1/20	3,235,000	3,451,968
Perusahaan Listrik Negara 144A 5.50% 11/22/21 #	2,560,000	2,614,400
Public Service of Oklahoma 5.15% 12/1/19	3,700,000	4,049,669
Puget Energy 6.00% 9/1/21	1,080,000	1,218,178
SCANA 4.125% 2/1/22	2,300,000	2,256,272
Trans-Allegheny Interstate Line 144A 3.85% 6/1/25 #	2,055,000	2,059,178
WEC Energy Group 3.55% 6/15/25	2,070,000	2,085,705
Westar Energy 3.25% 12/1/25	1,445,000	1,450,933
Xcel Energy 3.30% 6/1/25	3,240,000	3,173,680

		113,901,930

Energy – 2.32%
AmeriGas Finance 7.00% 5/20/22	1,118,000	1,087,255
CNOOC Finance 2012 144A 3.875% 5/2/22 #	1,200,000	1,215,586
Continental Resources 4.50% 4/15/23	585,000	420,906
Dominion Gas Holdings
3.60% 12/15/24	2,195,000	2,174,657
4.60% 12/15/44	4,610,000	4,300,909
Ecopetrol 5.375% 6/26/26	2,700,000	2,305,125
Enbridge Energy Partners 8.05% 10/1/37 •	3,745,000	3,080,263
Energy Transfer Partners 9.70% 3/15/19	2,189,000	2,412,471
EnLink Midstream Partners 4.15% 6/1/25	2,990,000	2,303,876
Enterprise Products Operating 7.034% 1/15/68 •	715,000	727,513
Lukoil International Finance 144A 3.416% 4/24/18 #	1,355,000	1,322,765
MPLX 144A 4.875% 12/1/24 #	1,103,000	995,457
Murphy Oil USA 6.00% 8/15/23	1,485,000	1,566,675
NiSource Finance 6.125% 3/1/22	2,120,000	2,429,772
Noble Energy 5.05% 11/15/44	1,790,000	1,450,163
Petrobras Global Finance 5.875% 3/1/18	1,145,000	1,021,913
Petroleos Mexicanos
144A 3.50% 7/23/20 #	790,000	749,710
6.50% 6/2/41	985,000	856,457
Petronas Global Sukuk 144A 2.707% 3/18/20 #	1,885,000	1,856,919
Plains All American Pipeline 8.75% 5/1/19	3,490,000	3,831,441
Regency Energy Partners
5.50% 4/15/23	623,000	561,740
5.875% 3/1/22	3,110,000	2,935,066
Williams Partners 7.25% 2/1/17	2,815,000	2,871,289

Diversified Income Series-15

 Delaware VIP® Diversified Income Series

 Schedule of investments (continued)

	Principal amount°		Value (U.S. $)

Corporate Bonds (continued)
Energy (continued)
Wisconsin Electric Power 4.30% 12/15/45		1,280,000	$1,312,230
Woodside Finance
144A 3.65% 3/5/25 #		1,530,000	1,357,704
144A 8.75% 3/1/19 #		3,220,000	3,696,772
YPF
7.862% 8/15/18 @•		647,059	648,660
144A 8.75% 4/4/24 #		975,000	950,625

			50,443,919

Finance Companies – 0.60%
AerCap Ireland Capital 4.625% 7/1/22		1,525,000	1,545,969
Aviation Capital Group
144A 2.875% 9/17/18 #		155,000	154,304
144A 4.875% 10/1/25 #		1,085,000	1,079,705
144A 6.75% 4/6/21 #		1,885,000	2,113,556
Corp Financiera de Desarrollo
144A 4.75% 7/15/25 #		1,705,000	1,683,687
144A 5.25% 7/15/29 #•		825,000	812,625
General Electric Capital 4.25% 1/17/18	NZD	420,000	290,057
Lazard Group 3.75% 2/13/25		1,495,000	1,381,968
Peachtree Corners Funding Trust 144A 3.976% 2/15/25 #		2,405,000	2,392,157
Temasek Financial I 144A 2.375% 1/23/23 #		1,615,000	1,585,060

			13,039,088

Healthcare – 0.81%
Community Health Systems 6.875% 2/1/22		4,226,000	4,030,547
DaVita HealthCare Partners 5.00% 5/1/25		3,801,000	3,677,467
HCA 5.375% 2/1/25		3,615,000	3,574,331
HealthSouth
5.125% 3/15/23		595,000	572,687
5.75% 11/1/24		455,000	436,231
144A 5.75% 9/15/25 #		485,000	453,475
Immucor 11.125% 8/15/19		3,373,000	3,086,295
Kinetic Concepts 10.50% 11/1/18		822,000	803,505
Tenet Healthcare 4.50% 4/1/21		1,005,000	984,900

			17,619,438

Insurance – 1.64%
Berkshire Hathaway Finance 2.90% 10/15/20		2,260,000	2,343,760
Five Corners Funding Trust 144A 4.419% 11/15/23 #		1,110,000	1,160,744
Highmark
144A 4.75% 5/15/21 #@		1,255,000	1,277,641
144A 6.125% 5/15/41 #@		525,000	522,341
HUB International 144A 7.875% 10/1/21 #		1,229,000	1,109,173

	Principal amount°	Value (U.S. $)

Corporate Bonds (continued)
Insurance (continued)
MetLife
3.60% 4/10/24	2,525,000	$2,593,417
6.40% 12/15/36	110,000	120,450
6.817% 8/15/18	225,000	253,474
MetLife Capital Trust X 144A 9.25% 4/8/38 #	3,120,000	4,313,400
Prudential Financial
4.50% 11/15/20	795,000	854,125
5.375% 5/15/45 •	1,730,000	1,730,000
5.625% 6/15/43 •	1,765,000	1,809,125
TIAA Asset Management Finance
144A 2.95% 11/1/19 #	1,885,000	1,890,453
144A 4.125% 11/1/24 #	8,145,000	8,187,672
USI 144A 7.75% 1/15/21 #	268,000	258,285
Voya Financial 5.65% 5/15/53 •	2,135,000	2,113,650
XLIT
4.45% 3/31/25	2,240,000	2,197,633
5.50% 3/31/45	2,045,000	1,917,273
6.50% 10/29/49 •	1,410,000	1,027,537

		35,680,153

Media – 1.04%
CCO Holdings
144A 5.125% 5/1/23 #	1,150,000	1,152,875
5.25% 9/30/22	645,000	653,063
Cequel Communications Holdings I 144A 6.375% 9/15/20 #	1,165,000	1,143,156
CSC Holdings 5.25% 6/1/24	4,217,000	3,710,960
DISH DBS 5.00% 3/15/23	889,000	773,430
Gray Television 7.50% 10/1/20	1,697,000	1,750,031
Nielsen Finance 144A 5.00% 4/15/22 #	940,000	931,775
Numericable-SFR 144A 6.00% 5/15/22 #	1,840,000	1,789,400
Sinclair Television Group 5.375% 4/1/21	1,968,000	1,980,300
Sirius XM Radio 144A 5.375% 4/15/25 #	3,756,000	3,788,865
Tribune Media 144A 5.875% 7/15/22 #	1,347,000	1,350,367
VTR Finance 144A 6.875% 1/15/24 #	3,785,000	3,491,663

		22,515,885

Real Estate Investment Trusts – 1.11%
Carey (W.P.) 4.60% 4/1/24	1,680,000	1,678,122
CBL & Associates
4.60% 10/15/24	2,085,000	1,968,722
5.25% 12/1/23	430,000	411,993
Corporate Office Properties
3.60% 5/15/23	1,750,000	1,614,996
5.25% 2/15/24	1,755,000	1,798,259
DDR
7.50% 4/1/17	1,075,000	1,145,576
7.875% 9/1/20	1,845,000	2,210,382
Education Realty Operating Partnership 4.60% 12/1/24	2,190,000	2,164,627

Diversified Income Series-16

 Delaware VIP® Diversified Income Series

 Schedule of investments (continued)

	Principal amount°	Value (U.S. $)

Corporate Bonds (continued)
Real Estate Investment Trusts (continued)
Hospitality Properties Trust 4.50% 3/15/25	2,025,000	$1,947,793
Host Hotels & Resorts
3.75% 10/15/23	710,000	685,676
4.50% 2/1/26	1,680,000	1,661,666
Kimco Realty 3.40% 11/1/22	415,000	411,715
Omega Healthcare Investors 144A 5.25% 1/15/26 #	1,215,000	1,242,551
PLA Administradora Industrial 144A 5.25% 11/10/22 #	1,590,000	1,548,263
Regency Centers 5.875% 6/15/17	431,000	454,660
Trust F/1401 144A 5.25% 1/30/26 #	1,270,000	1,241,425
UDR 4.00% 10/1/25	710,000	718,170
Ventas Realty 4.125% 1/15/26	1,250,000	1,248,583

		24,153,179

Services – 0.46%
AECOM 5.875% 10/15/24	2,369,000	2,425,264
GEO Group
5.125% 4/1/23	770,000	733,425
5.875% 10/15/24	750,000	731,250
MGM Resorts International 6.00% 3/15/23	2,580,000	2,567,100
United Rentals North America
5.50% 7/15/25	3,445,000	3,354,569
5.75% 11/15/24	73,000	72,635

		9,884,243

Technology – 0.92%
Baidu 2.75% 6/9/19	1,200,000	1,195,198
CDK Global 4.50% 10/15/24	2,400,000	2,392,433
First Data
144A 5.00% 1/15/24 #	465,000	463,837
144A 5.75% 1/15/24 #	2,805,000	2,769,937
144A 7.00% 12/1/23 #	1,000,000	1,002,500
Jabil Circuit 7.75% 7/15/16	330,000	339,075
Micron Technology
144A 5.25% 8/1/23 #	1,220,000	1,101,050
5.50% 2/1/25	1,840,000	1,605,400
Motorola Solutions 4.00% 9/1/24	1,385,000	1,204,052
Oracle 3.25% 5/15/30	2,315,000	2,177,753
Samsung Electronics America 144A 1.75% 4/10/17 #	3,005,000	2,999,110
Tencent Holdings 144A 3.375% 5/2/19 #	2,635,000	2,681,489

		19,931,834

Transportation – 0.80%
Air Canada 2015-1 Class A Pass Through Trust 144A 3.60% 3/15/27 #♦	1,315,000	1,273,906
American Airlines 2014-1 Class A Pass Through Trust 3.70% 10/1/26 ♦	1,059,552	1,060,188

	Principal amount°	Value (U.S. $)

Corporate Bonds (continued)
Transportation (continued)
American Airlines 2015-1 Class A Pass Through Trust 3.375% 5/1/27 ♦	685,846	$662,699
American Airlines 2015-2 Class AA Pass Through Trust 3.60% 9/22/27 ♦	475,000	480,344
Brambles USA
144A 4.125% 10/23/25 #	760,000	765,724
144A 5.35% 4/1/20 #	910,000	993,219
Burlington Northern Santa Fe 4.15% 4/1/45	1,625,000	1,478,755
FedEx 4.75% 11/15/45	1,215,000	1,208,550
HPHT Finance 15 144A 2.875% 3/17/20 #	1,615,000	1,608,204
Penske Truck Leasing 144A 3.30% 4/1/21 #	1,115,000	1,100,587
Trinity Industries 4.55% 10/1/24 @	2,345,000	2,151,786
United Airlines 2014-1 Class A Pass Through Trust 4.00% 4/11/26 ♦	819,886	839,359
United Airlines 2014-2 Class A Pass Through Trust 3.75% 9/3/26 ♦	1,425,000	1,439,321
United Parcel Service 5.125% 4/1/19	2,180,000	2,406,644

		17,469,286

Utilities – 0.53%
AES 5.50% 4/15/25	3,607,000	3,201,213
American Water Capital
3.40% 3/1/25	2,085,000	2,120,701
4.30% 9/1/45	625,000	634,144
Calpine
5.375% 1/15/23	1,697,000	1,531,543
5.50% 2/1/24	1,998,000	1,773,225
Dynegy 5.875% 6/1/23	1,146,000	925,395
State Grid Overseas Investment 2014 144A 2.75% 5/7/19 #	1,300,000	1,314,793

		11,501,014

Total Corporate Bonds (cost $732,867,095)		721,764,661

Municipal Bond – 0.00%
Oregon State Taxable Pension 5.892% 6/1/27	5,000	6,007

Total Municipal Bond (cost $5,000)		6,007

Non-Agency Asset-Backed Securities – 3.71%
AEP Texas Central Transition Funding II
Series 2006-A A4 5.17% 1/1/18	1,099,847	1,149,130
Ally Master Owner Trust
Series 2012-5 A 1.54% 9/15/19	3,165,000	3,146,070
Series 2014-4 A2 1.43% 6/17/19	3,450,000	3,437,625

Diversified Income Series-17

 Delaware VIP® Diversified Income Series

 Schedule of investments (continued)

	Principal amount°	Value (U.S. $)

Non-Agency Asset-Backed Securities (continued)
American Express Credit Account Master Trust
Series 2013-2 A 0.751% 5/17/21 •	960,000	$960,064
American Express Credit Account Secured Note Trust
Series 2012-4 A 0.571% 5/15/20 •	6,750,000	6,731,853
Avis Budget Rental Car Funding AESOP
Series 2011-3A A 144A 3.41% 11/20/17 #	1,480,000	1,496,365
Series 2013-1A A 144A 1.92% 9/20/19 #	1,850,000	1,836,129
Series 2014-1A A 144A 2.46% 7/20/20 #	2,005,000	2,011,348
Bank of America Credit Card Trust
Series 2014-A3 A 0.621% 1/15/20 •	1,745,000	1,743,093
Series 2015-A1 A 0.661% 6/15/20 •	6,740,000	6,726,806
California Republic Auto Receivables Trust
Series 2013-1 A2 144A 1.41% 9/17/18 #	279,656	279,511
Capital One Multi-Asset Execution Trust
Series 2007-A5 A5 0.371% 7/15/20 •	2,900,000	2,885,572
Chase Issuance Trust
Series 2014-A5 A5 0.701% 4/15/21 •	2,355,000	2,343,396
Chesapeake Funding
Series 2012-2A A 144A 0.872% 5/7/24 #•	37,001	36,987
CIT Equipment Collateral
Series 2014-VT1 A2 144A 0.86% 5/22/17 #	1,215,239	1,214,106
Citibank Credit Card Issuance Trust
Series 2014-A6 A6 2.15% 7/15/21	2,860,000	2,873,684
Series 2014-A9 A9 0.67% 11/23/18 •	5,240,000	5,238,520
Discover Card Execution Note Trust
Series 2013-A1 A1 0.631% 8/17/20 •	1,010,000	1,008,250
Series 2014-A1 A1 0.761% 7/15/21 •	1,560,000	1,558,130
Series 2014-A3 A3 1.22% 10/15/19	200,000	199,779
Series 2015-A3 A 1.45% 3/15/21	2,060,000	2,041,034
FirstKey Lending Trust
Series 2015-SFR1 A 144A 2.553% 3/9/47 #	1,117,227	1,094,225
Ford Credit Auto Lease Trust
Series 2015-A A3 1.13% 6/15/18	1,665,000	1,657,320
Ford Credit Auto Owner Trust
Series 2014-2 A 144A 2.31% 4/15/26 #	1,320,000	1,317,833
Golden Credit Card Trust
Series 2014-2A A 144A 0.781% 3/15/21 #•	1,195,000	1,186,340

	Principal amount°	Value (U.S. $)

Non-Agency Asset-Backed Securities (continued)
Golden Credit Card Trust
Series 2015-2A A 144A 2.02% 4/15/22 #	1,485,000	$1,461,267
GreatAmerica Leasing Receivables Funding
Series 2013-1 B 144A 1.44% 5/15/18 #	305,000	303,921
HOA Funding
Series 2014-1A A2 144A 4.846% 8/20/44 #	2,973,750	2,703,232
Honda Auto Receivables Owner Trust
Series 2015-3 A3 1.27% 4/18/19	525,000	522,531
Hyundai Auto Lease Securitization Trust
Series 2015-A A3 144A 1.42% 9/17/18 #	3,400,000	3,396,073
Mid-State Trust XI
Series 11 A1 4.864% 7/15/38	10,600	11,224
MMAF Equipment Finance
Series 2014-AA A4 144A 1.59% 2/8/22 #	2,135,000	2,120,093
Nissan Auto Lease Trust
Series 2015-B A2B 0.861% 12/15/17 •	1,600,000	1,601,082
Penarth Master Issuer
Series 2015-1A A1 144A 0.76% 3/18/19 #•	885,000	882,633
PFS Financing
Series 2015-AA A 144A 0.951% 4/15/20 #•	750,000	737,092
Porsche Innovative Lease Owner Trust
Series 2015-1 A3 144A 1.19% 7/23/18 #	1,740,000	1,720,179
Progress Residential Trust
Series 2015-SFR2 A 144A 2.74% 6/12/32 #	1,210,000	1,180,769
Synchrony Credit Card Master Note Trust
Series 2012-6 A 1.36% 8/17/20	1,865,000	1,855,780
Series 2015-2 A 1.60% 4/15/21	2,885,000	2,864,418
Volkswagen Credit Auto Master Trust
Series 2014-1A A2 144A 1.40% 7/22/19 #	5,050,000	4,984,795

Total Non-Agency Asset-Backed Securities (cost $81,202,942)		80,518,259

Diversified Income Series-18

 Delaware VIP® Diversified Income Series

 Schedule of investments (continued)

	Principal amount°	Value (U.S. $)

Non-Agency Collateralized Mortgage Obligations – 1.31%
American Home Mortgage Investment Trust
Series 2005-2 5A1 5.064% 9/25/35 f	82,890	$84,126
Bank of America Alternative Loan Trust
Series 2005-1 2A1 5.50% 2/25/20	106,933	108,240
Series 2005-3 2A1 5.50% 4/25/20	13,676	13,697
Series 2005-6 7A1 5.50% 7/25/20	90,719	88,539
ChaseFlex Trust
Series 2006-1 A4 4.775% 6/25/36 •	1,490,000	1,278,445
CHL Mortgage Pass Through Trust
Series 2003-21 A1 2.76% 5/25/33 ♦•	100	100
Citicorp Mortgage Securities Trust
Series 2006-3 1A9 5.75% 6/25/36	129,501	134,018
Citicorp Residential Mortgage Trust
Series 2006-3 A5 5.948% 11/25/36 f	1,800,000	1,786,782
Freddie Mac Structured Agency Credit
Risk Debt Notes
Series 2014-DN4 M2 2.822% 10/25/24 •	785,000	787,259
Series 2015-DNA1 M2 2.272% 10/25/27 •	385,000	379,730
Series 2015-DNA3 M2 3.272% 4/25/28 •	1,430,000	1,427,168
Series 2015-HQ2 M2 2.372% 5/25/25 •	1,675,000	1,635,510
JPMorgan Mortgage Trust
Series 2014-2 B1 144A 3.428% 6/25/29 #•	917,018	916,394
Series 2014-2 B2 144A 3.428% 6/25/29 #•	342,769	337,346
Series 2014-IVR6 2A4 144A 2.50% 7/25/44 #•	1,050,000	1,059,384
Series 2015-4 B1 144A 3.636% 6/25/45 #•	1,139,703	1,108,435
Series 2015-4 B2 144A 3.636% 6/25/45 #•	817,613	778,342
Series 2015-5 B2 144A 2.91% 5/25/45 #•	1,118,845	1,041,271
Series 2015-6 B1 144A 3.657% 10/25/45 #•	796,621	791,505
Series 2015-6 B2 144A 3.657% 10/25/45 #•	771,727	751,801
JPMorgan Trust
Series 2015-1 B1 144A 2.664% 12/25/44 #•	1,445,056	1,425,607
Series 2015-1 B2 144A 2.664% 12/25/44 #•	1,201,730	1,174,939
MASTR ARM Trust
Series 2003-6 1A2 2.70% 12/25/33 •	9,476	9,408

	Principal amount°		Value (U.S. $)

Non-Agency Collateralized Mortgage Obligations (continued)
New Residential Mortgage Loan Trust
Series 2015-2A A1 3.75% 8/25/55 •		1,955,118	$1,983,510
Sequoia Mortgage Trust
Series 2013-11 B1 144A 3.679% 9/25/43 #•		1,059,271	1,053,478
Series 2014-2 A4 144A 3.50% 7/25/44 #•		1,432,834	1,439,551
Series 2015-1 B2 144A 3.896% 1/25/45 #•		881,768	881,789
Towd Point Mortgage Trust
Series 2015-5 A1B 144A 2.75% 5/25/55 #•		1,818,816	1,796,264
Series 2015-6 A1B 144A 2.75% 4/25/55 #•		1,845,137	1,815,969
Washington Mutual Mortgage Pass Through Certificates
Series 2005-1 5A2 6.00% 3/25/35 ♦		75,844	35,285
Wells Fargo Mortgage-Backed Securities Trust
Series 2006-2 3A1 5.75% 3/25/36		419,889	428,202
Series 2006-3 A11 5.50% 3/25/36		393,554	404,366
Series 2006-AR5 2A1 2.714% 4/25/36 •		339,751	318,789
WinWater Mortgage Loan Trust
Series 2015-3 B1 144A 3.911% 3/20/45 #•		1,182,500	1,179,486

Total Non-Agency Collateralized Mortgage Obligations (cost $27,939,429)			28,454,735

Regional Bonds – 0.23% Δ
Argentina – 0.07%
Provincia de Buenos Aires 144A 9.95% 6/9/21 #		1,475,000	1,522,937

			1,522,937

Australia – 0.10%
New South Wales Treasury 4.00% 5/20/26	AUD	1,593,500	1,245,187
Queensland Treasury 144A 3.25% 7/21/26 #	AUD	1,228,000	875,440

			2,120,627

Canada – 0.06%
Province of Ontario Canada 3.45% 6/2/45	CAD	1,488,000	1,125,276
Province of Quebec Canada 6.00% 10/1/29	CAD	224,000	219,792

			1,345,068

Total Regional Bonds (cost $5,283,722)			4,988,632

Diversified Income Series-19

 Delaware VIP® Diversified Income Series

 Schedule of investments (continued)

	Principal amount°	Value (U.S. $)

Senior Secured Loans – 9.05% «
Accudyne Industries Borrower 1st Lien 4.00% 12/13/19	1,744,253	$1,492,789
Air Medical Group Holdings Tranche B 1st Lien 4.50% 4/28/22	4,731,225	4,586,331
Albertsons 1st Lien 5.50% 12/21/22	515,000	512,157
Albertson’s Tranche B4 1st Lien 5.50% 8/25/21	4,956,325	4,922,251
Altice Financing Tranche B 1st Lien 5.25% 2/4/22	2,751,175	2,747,736
Amaya Holdings 1st Lien 5.00% 8/1/21	1,995,172	1,868,812
American Tire Distributors 1st Lien 5.25% 9/26/21	1,320,025	1,305,725
Applied Systems 1st Lien 4.25% 1/23/21	3,176,635	3,124,164
Applied Systems 2nd Lien 7.50% 1/23/22	2,121,929	2,056,945
Arnhold & S Bleichroeder Holdings Tranche B 1st Lien 4.75% 12/1/22 @	3,355,000	3,315,857
Atkore International 2nd Lien 7.75% 10/9/21 @	1,775,000	1,555,344
Avago Technologies Cayman Finance Tranche B 1st Lien 4.25% 11/13/22	4,300,000	4,254,016
Axalta Coating Systems US Holdings 1st Lien 3.75% 2/1/20	976,848	970,394
Berry Plastics Group 1st Lien 4.00% 10/1/22	657,241	652,846
BJ’s Wholesale Club 1st Lien 4.50% 9/26/19	2,588,902	2,479,521
BJ’s Wholesale Club 2nd Lien 8.50% 3/31/20	2,560,000	2,306,132
Blue Ribbon 1st Lien 5.50% 11/13/21	1,517,468	1,517,468
Blue Ribbon 2nd Lien 9.25% 11/13/22	625,000	614,583
Builders FirstSourse Tranche B 1st Lien 6.00% 7/31/22 @	2,913,308	2,884,175
Burlington Coat Factory Warehouse
Tranche B3 1st Lien 4.25% 8/13/21	1,177,301	1,164,425
BWAY Holding Tranche B 1st Lien 5.50% 8/14/20	2,004,475	1,940,999
Caesars Growth Properties Holdings
Tranche B 1st Lien 6.25% 5/8/21	3,302,266	2,916,313
Calpine Tranche B 1st Lien 4.00% 1/15/23	1,480,000	1,423,267
CCO Safari III Tranche H 1st Lien 3.25% 8/24/21	329,000	326,830
CCO Safari III Tranche I 1st Lien 3.50% 1/21/23	987,000	986,260
CDS U.S. Intermediate Holdings 2nd Lien 9.25% 6/24/23	395,000	373,275
CityCenter Holdings Tranche B 1st Lien 4.25% 10/16/20	1,290,871	1,285,224

	Principal amount°	Value (U.S. $)

Senior Secured Loans « (continued)
Community Health Systems Tranche G 1st Lien 3.75% 12/31/19	2,224,231	$2,171,752
Community Health Systems Tranche H 1st Lien 4.00% 1/27/21	4,525,351	4,453,230
DAE Aviation Holdings 1st Lien 5.25% 7/7/22	1,095,000	1,092,433
DaVita HealthCare Partners Tranche B 1st Lien 3.50% 6/24/21	2,068,500	2,062,284
Dynegy Tranche B2 1st Lien 4.00% 4/23/20	1,249,272	1,211,013
Emdeon 1st Lien 3.75% 11/2/18	1,472,754	1,448,821
Energy Transfer Equity 1st Lien
3.25% 12/2/19	1,085,000	980,116
4.00% 12/2/19	924,765	843,270
First Data Tranche B 1st Lien
4.168% 7/10/22	1,115,000	1,100,266
4.418% 3/24/21	1,874,831	1,871,483
First Data Tranche C1 1st Lien 3.918% 3/24/18	266,000	263,007
Flying Fortress 1st Lien 3.50% 4/30/20	282,500	281,852
FMG Resources August 2006 Pty 1st Lien 4.25% 6/30/19	1,238,416	929,671
Gardner Denver 1st Lien 4.25% 7/30/20	3,363,266	3,039,552
Gates Global 1st Lien 4.25% 7/3/21	2,255,069	2,121,643
Green Energy Partners Tranche B 1st Lien 6.50% 11/13/21	561,000	546,975
Hilton Worldwide Finance 1st Lien 3.50% 10/25/20	6,936,968	6,930,611
Houghton International 1st Lien 4.25% 12/20/19	402,550	401,208
Houghton International 2nd Lien 9.75% 12/21/20	570,000	566,437
Hudson’s Bay tranche B 1st Lien 4.75% 9/30/22	1,027,650	1,025,402
Huntsman International Tranche B 1st Lien 3.75% 10/1/21	2,415,600	2,400,503
Hyperion Insurance Group Tranche B 1st Lien 5.50% 4/30/22	1,761,688	1,757,283
IASIS Healthcare Tranche B 1st Lien 4.50% 5/3/18	1,750,382	1,721,501
IBC Capital 1st Lien 4.75% 9/15/21	1,164,073	1,066,097
Immucor 1st Lien 5.00% 8/19/18	3,828,201	3,646,361
Ineos U.S. Finance Tranche B 1st Lien 3.75% 12/15/20	2,396,720	2,306,843
Ineos US Finance Tranche B 1st Lien 4.25% 3/31/22	511,136	494,706
Intelsat Jackson Holdings 1st Lien 3.75% 6/30/19	2,345,813	2,225,004
J.C. Penney 1st Lien 6.00% 5/22/18	1,576,913	1,551,782
KIK Custom Products 1st Lien 6.00% 8/26/22	3,945,113	3,797,171

Diversified Income Series-20

 Delaware VIP® Diversified Income Series

 Schedule of investments (continued)

	Principal amount°	Value (U.S. $)

Senior Secured Loans « (continued)
Kinetic Concepts Tranche E1 1st Lien 4.50% 5/4/18	545,809	$526,251
Landry’s Tranche B 1st Lien 4.00% 4/24/18	1,433,330	1,428,178
Level 3 Financing 1st Lien 4.00% 1/15/20	1,345,000	1,344,657
LTS Buyer 1st Lien 4.00% 4/13/20	316,948	309,617
LTS Buyer 2nd Lien 8.00% 4/1/21	1,509,825	1,471,136
MacDermid Tranche B 1st Lien 5.50% 6/7/20	1,780,538	1,728,457
Marina District Finance Tranche B 1st Lien 6.50% 8/15/18	2,037,793	2,043,311
Mauser Holding Sarl 2nd Lien 8.75% 7/31/22 @	233,000	209,700
MGM Resorts International 1st Lien 3.50% 12/20/19	351,711	347,865
Microsemi Tranche B 1st Lien 5.25% 12/17/22	1,255,000	1,235,783
MPH Acquisition Holdings Tranche B 1st Lien 3.75% 3/31/21	3,005,434	2,932,801
Neiman Marcus Group 1st Lien 4.25% 10/25/20	478,864	425,141
Neptune Finco Tranche B 1st Lien 5.00% 10/9/22	1,230,000	1,229,891
Numericable U.S. 1st Lien 4.50% 5/21/20	4,136,995	4,082,374
Numericable U.S. Tranche B2 1st Lien 4.50% 5/21/20	3,579,065	3,459,392
NXP Tranche B1 1st Lien 3.75% 12/7/20	2,370,000	2,362,594
Panda Hummel Tranche B1 1st Lien 7.00% 10/27/22 @	540,000	510,300
Panda Liberty Tranche B 1st Lien 7.50% 8/21/20	1,977,000	1,838,610
PQ 1st Lien 4.00% 8/7/17	2,326,530	2,311,990
Prime Security Services Borrower 1st Lien 5.00% 7/1/21	3,276,788	3,231,732
Prime Security Services Borrower 2nd Lien 9.75% 7/1/22	2,740,000	2,616,700
Quickrete Holdings 2nd Lien 7.00% 3/30/21	804,632	805,889
Republic of Angola (Unsecured) 7.045% 12/16/23 @	4,385,000	3,771,100
Reynolds Group Holdings Tranche B 1st Lien 4.50% 12/1/18	2,805,091	2,781,203
Rite Aid 2nd Lien
4.875% 6/21/21	540,000	539,494
5.75% 8/21/20	1,650,000	1,658,593
Sable International Finance Tranche B1 1st Lien 5.50% 12/2/22	2,105,000	2,065,531

	Principal amount°	Value (U.S. $)

Senior Secured Loans « (continued)
Sable International Finance Tranche B2 1st Lien 5.50% 12/2/22	1,720,000	$1,688,825
SAM Finance Lux Tranche B 1st Lien 4.25% 12/17/20	3,159,514	3,170,377
Sensus USA 1st Lien 5.75% 5/9/17	1,465,478	1,432,505
Sensus USA 2nd Lien 8.50% 5/9/18 @	735,000	722,137
SIG Combibloc PurchaseCo Tranche B 1st Lien 4.25% 3/13/22	2,208,313	2,179,724
Sinclair Television Group Tranche B1 1st Lien 3.50% 7/31/21	980,075	973,541
Solenis International 1st Lien 4.25% 7/31/21	824,563	792,955
Spectrum Brands 1st Lien 3.50% 6/23/22	928,438	926,448
Stardust Finance Holdings Tranche B 1st Lien 6.50% 3/13/22	3,211,397	3,123,084
Summit Materials Tranche B 1st Lien 4.25% 7/17/22	1,089,525	1,079,652
Surgical Care Affiliates Tranche B 1st Lien 4.25% 3/17/22	1,205,888	1,202,119
Team Health Tranche B 1st Lien 4.50% 11/23/22	2,230,000	2,230,698
T-Mobile USA Tranche B 1st Lien 3.50% 11/9/22	2,235,000	2,237,476
TransDigm Tranche E 1st Lien 3.50% 5/14/22	1,512,911	1,468,335
Tribune Media Tranche B 1st Lien 3.75% 12/27/20	1,089,525	1,079,992
U.S. Airways Tranche B1 1st Lien 3.50% 5/23/19	655,660	650,025
U.S. Airways Tranche B2 1st Lien 3.00% 11/23/16	232,260	232,115
U.S. Renal Care 1st Lien 5.25% 12/31/22	1,115,000	1,108,960
Univar USA Tranche B 1st Lien 4.25% 7/1/22	350,123	340,088
Univision Communications 1st Lien 4.00% 3/1/20	486,016	476,700
Univision Communications Tranche C4 1st Lien 4.00% 3/1/20	4,978,640	4,884,255
USI 1st Lien 4.25% 12/27/19	1,891,829	1,828,572
Valeant Pharmaceuticals International 1st Lien 3.75% 12/11/19	1,395,000	1,346,612
Valeant Pharmaceuticals International 1st Lien 3.75% 8/5/20	2,701,701	2,598,699
Varsity Brands Holding Tranche B 1st Lien 5.00% 12/11/21	1,569,806	1,555,089
Weight Watchers International 1st Lien 3.20% 4/2/16 @	759,335	749,008

Diversified Income Series-21

 Delaware VIP® Diversified Income Series

 Schedule of investments (continued)

	Principal amount°	Value (U.S. $)

Senior Secured Loans « (continued)
Ziggo Tranche B 1st Lien 3.50% 1/15/22	1,320,000	$1,284,422

Total Senior Secured Loans (cost $201,370,643)		196,522,819

Sovereign Bonds – 1.92% Δ
Australia – 0.03%
Australia Government Bond 3.75% 4/21/37	AUD900,000	687,064

		687,064

Brazil – 0.09%
Brazilian Government International Bond 5.00% 1/27/45	2,800,000	1,883,000

		1,883,000

Cameroon – 0.07%
Republic of Cameroon International Bond 144A 9.50% 11/19/25 #	1,695,000	1,580,587

		1,580,587

Canada – 0.02%
Canadian Government Bond 2.75% 12/1/48	CAD496,000	406,720

		406,720

Colombia – 0.06%
Colombia Government International Bond 5.00% 6/15/45	1,631,000	1,370,040

		1,370,040

Costa Rica – 0.06%
Costa Rica Government International Bond 5.625% 4/30/43	1,772,000	1,280,270

		1,280,270

Croatia – 0.08%
Croatia Government International Bond 144A 6.375% 3/24/21 #	1,545,000	1,643,599

		1,643,599

Dominican Republic – 0.10%
Dominican Republic International Bond 144A 5.50% 1/27/25 #	2,300,000	2,225,250

		2,225,250

Indonesia – 0.10%
Indonesia Government International Bond
144A 4.875% 5/5/21 #	770,000	800,467
144A 5.125% 1/15/45 #	600,000	543,898
144A 5.95% 1/8/46 #	800,000	791,662

		2,136,027

Jamaica – 0.04%
Jamaica Government International Bond 6.75% 4/28/28	937,000	932,315

		932,315

	Principal amount°		Value (U.S. $)

Sovereign Bonds Δ (continued)
Japan – 0.02%
Japan Government 40 yr Bond 1.40% 3/20/55	JPY	56,650,000	$472,645

			472,645

Kazakhstan – 0.07%
Kazakhstan Government International Bond 144A 5.125% 7/21/25 #		1,505,000	1,488,475

			1,488,475

Mexico – 0.22%
Mexican Bonos
7.50% 6/3/27	MXN	19,211,000	1,212,841
10.00% 12/5/24	MXN	34,239,000	2,505,959
Mexico Government International Bond
3.60% 1/30/25		531,000	518,787
4.60% 1/23/46		600,000	533,250

			4,770,837

Namibia – 0.04%
Namibia International Bonds 144A 5.25% 10/29/25 #		1,000,000	933,670

			933,670

Norway – 0.02%
Kommunalbanken 5.00% 3/28/19	NZD	208,000	148,943
Norway Government Bond
144A 1.75% 3/13/25 #	NOK	1,603,000	185,953
144A 2.00% 5/24/23 #	NOK	1,227,000	146,058

			480,954

Pakistan – 0.06%
Pakistan Government International Bond 144A 7.875% 3/31/36 #		1,545,000	1,401,763

			1,401,763

Peru – 0.08%
Peruvian Government International Bond 4.125% 8/25/27		1,742,000	1,715,870

			1,715,870

Poland – 0.04%
Poland Government Bond 3.25% 7/25/25	PLN	3,319,000	870,824

			870,824

Portugal – 0.03%
Portugal Government International Bond 144A 5.125% 10/15/24 #		600,000	613,680

			613,680

Republic of Korea – 0.13%
Inflation Linked Korea Treasury Bond 1.125% 6/10/23	KRW	3,293,426,180	2,731,430

			2,731,430

Diversified Income Series-22

 Delaware VIP® Diversified Income Series

 Schedule of investments (continued)

	Principal amount°		Value (U.S. $)

Sovereign Bonds Δ (continued)
Serbia – 0.08%
Republic of Serbia 144A 4.875% 2/25/20 #		1,635,000	$1,679,488

			1,679,488

Sri Lanka – 0.11%
Sri Lanka Government International Bond
144A 6.125% 6/3/25 #		2,020,000	1,804,108
144A 6.85% 11/3/25 #		600,000	567,436

			2,371,544

Turkey – 0.09%
Turkey Government International Bond 4.25% 4/14/26		2,070,000	1,947,148

			1,947,148

Ukraine – 0.06%
Ukraine Government International Bond 144A 7.75% 9/1/20 #		1,375,000	1,271,875

			1,271,875

United Kingdom – 0.13%
United Kingdom Gilt
3.25% 1/22/44	GBP	668,600	1,097,470
3.50% 1/22/45	GBP	340,300	585,785
United Kingdom Gilt Inflation Linked 0.125% 3/22/24	GBP	690,447	1,081,448

			2,764,703

Uruguay – 0.09%
Uruguay Government International Bond 4.375% 10/27/27		2,049,000	2,023,387

			2,023,387

Total Sovereign Bonds (cost $44,414,139)			41,683,165

Supranational Banks – 0.38%
European Bank for Reconstruction & Development 7.375% 4/15/19	IDR	14,120,000,000	967,380
Inter-American Development Bank 6.00% 9/5/17	INR	152,200,000	2,273,121
International Bank for Reconstruction & Development
0.421% 4/17/19 •		1,507,000	1,504,415
2.50% 11/25/24		1,507,000	1,520,369
3.75% 2/10/20	NZD	1,200,000	829,216
4.625% 10/6/21	NZD	1,119,000	800,406
International Finance 3.625% 5/20/20	NZD	472,000	323,843

Total Supranational Banks (cost $8,740,328)			8,218,750

U.S. Treasury Obligations – 13.46%
U.S. Treasury Bonds 3.00% 11/15/45		37,427,000	37,321,007
U.S. Treasury Floating Rate Note 0.383% 10/31/17 •		42,805,000	42,769,900

	Principal amount°	Value (U.S. $)

U.S. Treasury Obligations (continued)
U.S. Treasury Notes
1.625% 11/30/20	109,560,000	$108,920,170
2.25% 11/15/25 ¥	103,400,000	103,179,861

Total U.S. Treasury Obligations (cost $293,745,743)		292,190,938

	Number of shares
Common Stock – 0.00%
Century Communications =†	2,500,000	0

Total Common Stock (cost $75,683)		0

Convertible Preferred Stock – 0.31%
Bank of America 7.25% exercise price $50.00, expiration date 12/31/49	483	528,049
Crown Castle International 4.50% exercise price $87.58, expiration date 11/1/16	7,350	788,435
Dominion Resources 6.125% exercise price $64.83, expiration date 4/1/16	11,530	612,012
Dynegy 5.375% exercise price $38.75, expiration date 11/1/17	6,740	337,876
Exelon 6.50% exercise price $43.75, expiration date 6/1/17	14,850	600,979
Halcon Resources 5.75% exercise price $30.78, expiration date 12/31/49 @	802	53,533
Huntington Bancshares 8.50% exercise price $11.95, expiration date 12/31/49 @	714	971,040
Intelsat 5.75% exercise price $22.05, expiration date 5/1/16 @	25,488	318,600
Maiden Holdings 7.25% exercise price $15.22, expiration date 9/15/16	18,421	969,221
T-Mobile U.S. 5.50% exercise price $31.02, expiration date 12/15/17	9,278	628,213
Wells Fargo 7.50% exercise price $156.71, expiration date 12/31/49	813	945,507

Total Convertible Preferred Stock (cost $8,924,374)		6,753,465

Preferred Stock – 0.38%
Bank of America 6.10% •	1,445,000	1,466,675
Integrys Energy Group 6.00% @•	89,450	2,311,728
National Retail Properties 5.70%	14,200	352,302
PNC Preferred Funding Trust II 144A 1.735% #•	3,700,000	3,320,750
Public Storage 5.20%	23,000	574,770
USB Realty 144A 1.468% #@•	300,000	270,750

Total Preferred Stock (cost $8,045,249)		8,296,975

Diversified Income Series-23

 Delaware VIP® Diversified Income Series

 Schedule of investments (continued)

	Principal amount°	Value (U.S. $)

Short-Term Investments – 13.07%
Discount Notes – 10.16% ≠
Federal Home Loan Bank
0.12% 1/4/16	5,800,229	$5,800,229
0.155% 2/3/16	18,226,391	18,222,746
0.17% 1/21/16	12,751,743	12,750,901
0.18% 2/26/16	10,715,000	10,711,217
0.18% 3/7/16	15,148,648	15,140,952
0.184% 1/25/16	32,335,527	32,332,876
0.185% 1/19/16	6,912,959	6,912,558
0.19% 3/22/16	13,122,761	13,114,520
0.242% 2/18/16	44,624,960	44,611,572
0.25% 2/9/16	21,596,923	21,591,740
0.295% 3/2/16	3,415,133	3,413,538
0.31% 3/14/16	35,941,450	35,921,179

		220,524,028

Repurchase Agreements – 2.91%
Bank of America Merrill Lynch 0.24%, dated 12/31/15, to be repurchased on 1/4/16, repurchase price $21,886,237 (collateralized by U.S. government obligations 3.00% 11/15/45; market value $22,323,378)	21,885,653	21,885,653

	Principal amount°	Value (U.S. $)

Short-Term Investments (continued)
Repurchase Agreements (continued)
Bank of Montreal 0.26%, dated 12/31/15, to be repurchased on 1/4/16, repurchase price $36,477,143 (collateralized by U.S. government obligations 0.75%–2.875% 9/30/16–8/15/42; market value $37,205,623)	36,476,089	$36,476,089
BNP Paribas 0.28%, dated 12/31/15, to be repurchased on 1/4/16, repurchase price $4,766,406 (collateralized by U.S. government obligations 0.00% 2/15/31–2/15/43; market value $4,861,586)	4,766,258	4,766,258

		63,128,000

Total Short-Term Investments (cost $283,653,106)		283,652,028

Total Value of Securities – 108.50% (cost $2,379,683,112)	$2,354,914,281

#

Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. At Dec. 31, 2015, the aggregate value of Rule 144A securities was $417,826,331, which represents 19.25% of the Series’ net assets. See Note 11 in “Notes to financial statements.”

@	Illiquid security. At Dec. 31, 2015, the aggregate value of illiquid securities was $50,323,343, which represents 2.32% of the Series’ net assets. See Note 11 in “Notes to financial statements.”
♦

Pass Through Agreement. Security represents the contractual right to receive a proportionate amount of underlying payments due to the counterparty pursuant to various agreements related to the rescheduling of obligations and the exchange of certain notes.

=

Security is being fair valued in accordance with the Series’ fair valuation policy. At Dec. 31, 2015, the aggregate value of fair valued securities was $0, which represents 0.00% of the Series’ net assets. See Note 1 in “Notes to financial statements.”

≠	The rate shown is the effective yield at the time of purchase.
°	Principal amount shown is stated in U.S. dollars unless noted that the security is denominated in another currency.
†	Non-income-producing security.
•	Variable rate security. The rate shown is the rate as of Dec. 31, 2015. Interest rates reset periodically.
¥	Fully or partially pledged as collateral for futures contracts.
Δ	Securities have been classified by country of origin.
S	Interest only security. An interest only security is the interest only portion of a fixed income security which is separated and sold individually from the principal portion of the security.
«

Senior secured loans generally pay interest at rates which are periodically redetermined by reference to a base lending rate plus a premium. These base lending rates are generally: (i) the prime rate offered by one or more U.S. banks, (ii) the lending rate offered by one or more European banks such as the London Interbank Offered Rate (LIBOR), and (iii) the certificate of deposit rate. Senior secured loans may be subject to restrictions on resale. Stated rate in effect at Dec. 31, 2015.

f	Step coupon bond. Coupon increases or decreases periodically based on a predetermined schedule. Stated rate in effect at Dec. 31, 2015.

Diversified Income Series-24

 Delaware VIP® Diversified Income Series

 Schedule of investments (continued)

The following foreign currency exchange contracts, futures contracts, and swap contracts were outstanding at Dec. 31, 2015:1

Foreign Currency Exchange Contracts

Counterparty	Contracts to Receive (Deliver)		In Exchange For		Settlement Date	Unrealized Appreciation (Depreciation)
BAML	AUD	(3,708,507)	USD	2,653,066	1/29/16	$ (45,900)
BAML	CAD	(3,954,870)	USD	2,833,367	1/29/16	(24,501)
BAML	EUR	4,468,939	USD	(4,863,413)	1/29/16	(3,457)
BAML	JPY	(288,571,657)	USD	2,378,716	1/29/16	(23,544)
BAML	NZD	(8,205,302)	USD	5,527,994	1/29/16	(73,005)
BNP	AUD	(2,477,456)	USD	1,771,332	1/29/16	(31,704)
BNP	MXN	(14,850,302)	USD	865,278	1/29/16	5,439
BNP	NOK	(15,582,489)	USD	1,769,571	1/29/16	7,007
HSBC	GBP	(1,488,945)	USD	2,218,350	1/29/16	23,097
JPMC	KRW	(3,144,599,940)	USD	2,667,401	1/29/16	(6,790)
JPMC	PLN	(2,687,620)	USD	688,051	1/29/16	3,413
JPMC	SEK	2,366,400	USD	(277,318)	1/29/16	3,181
TD	CAD	(1,651,677)	USD	1,185,792	1/29/16	(7,743)
TD	JPY	178,236,099	USD	(1,470,346)	1/29/16	13,408
TD	MXN	60,801,781	USD	(3,540,827)	1/29/16	(20,375)
UBS	INR	70,937,164	USD	(1,065,682)	1/29/16	517
						$(180,957)

Futures Contracts

Contracts to Buy (Sell)	Notional Cost (Proceeds)	Notional Value	Expiration Date	Unrealized Appreciation (Depreciation)
(303) E-mini S&P 500 Index	$(30,652,258)	$(30,836,310)	3/19/16	$(184,052)
502 Euro-Bund	87,187,091	86,149,053	3/9/16	(1,038,038)
(650) U.S. Treasury 10 yr Notes	(81,872,595)	(81,839,063)	3/22/16	33,532
255 U.S. Treasury Long Bonds	39,233,923	39,206,250	3/22/16	(27,673)

	$13,896,161			$(1,216,231)

Swap Contracts

CDS Contracts2

Counterparty	Swap Referenced Obligation	Notional Value[3]		Annual Protection Payments (Receipts)	Termination Date	Unrealized Appreciation (Depreciation)[4]
	Protection Purchased:
ICE	JPMC - CDX.NA.HY.25[5]		45,785,000	5.00%	12/20/20	$225,609
ICE	JPMC - ITRAXX Euro Crossover Series 24.1[6]	EUR	7,515,000	5.00%	12/20/20	30,049
JPMC	CDX.EM.24[7]		11,665,920	1.00%	12/20/20	104,301
JPMC	People’s Republic of China 7.50% 10/28/27 /Aa3		4,754,000	1.00%	9/20/20	1,483
						$361,442

The use of foreign currency exchange contracts, futures contracts, and swap contracts involves elements of market risk and risks in excess of the amounts disclosed in the financial statements. The notional values and foreign currency exchange contracts presented above represent the Series’ total exposure in such contracts, whereas only the net unrealized appreciation (depreciation) is reflected in the Series’ net assets.

1See Note 8 in “Notes to financial statements.”

2A CDS contract is a risk-transfer instrument through which one party (purchaser of protection) transfers to another party (seller of protection) the financial risk of a credit event (as defined in the CDS agreement), as it relates to a particular reference security or basket of securities (such as an index). Periodic payments (receipts) on such contracts are accrued daily and recorded as unrealized losses (gains) on swap contracts. Upon payment (receipt), such amounts are recorded as realized losses (gains) on swap contracts. Upfront

Diversified Income Series-25

 Delaware VIP® Diversified Income Series

 Schedule of investments (continued)

payments made or received in connection with CDS contracts are amortized over the expected life of the CDS contracts as unrealized losses (gains) on swap contracts. The change in value of CDS contracts is recorded daily as unrealized appreciation or depreciation. A realized gain or loss is recorded upon a credit event (as defined in the CDS agreement) or the maturity or termination of the agreement.

3Notional value shown is stated in U.S. Dollars unless noted that the swap is denominated in another currency.

4Unrealized appreciation (depreciation) does not include periodic interest payments (receipt) on swap contracts accrued daily in the amount of $(86,027).

5Markit’s North American High Yield CDX Index, or the CDX.NA.HY Index, is composed of one hundred (100) of the most liquid North American entities with high yield credit ratings that trade in the CDS market.

6Markit’s iTraxx® Europe Crossover index is composed of up to fifty (50) European entities with non-investment grade credit ratings that trade in the CDS market.

7Markit’s Emerging Markets CDX Index, or the CDX.EM Index is composed of fourteen sovereign issuers from the following regions: Latin America, Middle East, Eastern Europe, Africa and Asia.

Summary of abbreviations:

ARM – Adjustable Rate Mortgage

AUD – Australian Dollar

BAML – Bank of America Merrill Lynch

BNP – Banque Paribas

CAD – Canadian Dollar

CDS – Credit Default Swap

CDX.EM – Credit Default Swap Index Emerging Markets

CDX.NA.HY – Credit Default Swap Index North American High Yield

CITI – Citigroup Global Markets

CLO – Collateralized Loan Obligation

CSFB – Credit Suisse First Boston

DB – Deutsche Bank

EUR – European Monetary Unit

GBP – British Pound Sterling

GNMA – Government National Mortgage Association

GS – Goldman Sachs

HSBC – Hong Kong Shanghai Bank

ICE – Intercontinental Exchange, Inc.

IDR – Indonesian Rupiah

INR – Indian Rupee

JPMC – JPMorgan Chase Bank

JPY – Japanese Yen

KRW – South Korean Won

LB – Lehman Brothers

MASTR – Mortgage Asset Securitization Transactions, Inc.

MSC – Morgan Stanley Capital

MXN – Mexican Peso

NOK – Norwegian Krone

NZD – New Zealand Dollar

PLN – Polish Zloty

RBS – Royal Bank of Scotland

REMIC – Real Estate Mortgage Investment Conduit

SEK – Swedish Krona

S.F. – Single Family

TBA – To be announced

TD – Toronto Dominion Bank

UBS – Union Bank of Switzerland

USD – U. S. Dollar

WF – Wells Fargo

yr – Year

See accompanying notes, which are an integral part of the financial statements.

Diversified Income Series-26

Delaware VIP® Trust—Delaware VIP Diversified Income Series
Statement of assets and liabilities	December 31, 2015

Assets:
Investments, at value[1]	$2,071,262,253
Short-term investments, at value[2]	283,652,028
Cash collateral due from brokers	4,851,440
Cash	1,258,325
Foreign currencies, at value[3]	1,169,783
Receivable for securities sold	29,497,795
Dividends and interest receivable	12,993,971
Receivable for series shares sold	2,187,338
Upfront payments paid on credit default swap contracts	1,241,687
Unrealized appreciation on credit default swap contracts	586,298
Variation margin due from broker on futures contracts	231,671
Unrealized appreciation on foreign currency exchange contracts	56,062
Other assets[4]	1,305,392

Total assets	2,410,294,043

Liabilities:
Payable for securities purchased	230,690,805
Upfront payments received on credit default swap contracts	1,479,745
Investment management fees payable	1,084,383
Payable for series shares redeemed	728,893
Distribution fees payable	388,266
Other accrued expenses	361,719
Unrealized depreciation on foreign currency exchange contracts	237,019
Variation margin due to brokers on centrally cleared credit default swap contracts	224,856
Cash collateral due to brokers	170,000
Swap payments payable	86,917
Other affiliates payable	72,590
Trustees’ fees and expenses payable	6,055
Bonds proceeds payable[4]	4,351,308

Total liabilities	239,882,556

Total Net Assets	$2,170,411,487

Diversified Income Series-27

 Delaware VIP® Trust—Delaware VIP Diversified Income Series

 Statement of assets and liabilities (continued)

Net Assets Consist of:
Paid-in capital	$2,176,486,681
Undistributed net investment income	68,203,416
Accumulated net realized loss on investments	(48,363,931)
Net unrealized depreciation of investments	(24,768,831)
Net unrealized depreciation of foreign currencies	(24,075)
Net unrealized depreciation of foreign currency exchange contracts	(180,957)
Net unrealized depreciation of futures contracts	(1,216,231)
Net unrealized appreciation of swap contracts	275,415

Total Net Assets	$2,170,411,487

Net Asset Value:
Standard Class:
Net assets	$339,023,324
Shares of beneficial interest outstanding, unlimited authorization, no par	32,944,290
Net asset value per share	$10.29

Service Class:
Net assets	$1,831,388,163
Shares of beneficial interest outstanding, unlimited authorization, no par	179,163,537
Net asset value per share	$10.22

[1]Investments, at cost	$2,096,030,006
[2]Short-term investments, at cost	283,653,106
[3]Foreign currencies, at cost	1,165,360
[4]See Note 14 in “Notes to financial statements.”

See accompanying notes, which are an integral part of the financial statements.

Diversified Income Series-28

 Delaware VIP® Trust —

 Delaware VIP Diversified Income Series

 Statement of operations

 Year ended December 31, 2015

Investment Income:
Interest	$91,279,833
Dividends	1,227,980
Foreign tax withheld	(1,088)

92,506,725

Expenses:
Management fees	13,587,663
Distribution expenses – Service Class	5,649,095
Accounting and administration expenses	744,336
Reports and statements to shareholders	542,835
Dividend disbursing and transfer agent fees and expenses	197,237
Legal fees	171,093
Custodian fees	142,545
Trustees’ fees and expenses	110,476
Audit and tax	49,621
Registration fees	683
Other	124,335

21,319,919
Less waived distribution expenses – Service Class	(941,516)

Total operating expenses	20,378,403

Net Investment Income	72,128,322

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments[1,2]	(45,521,284)
Foreign currencies	(10,515,806)
Foreign currency exchange contracts	3,119,083
Futures contracts	6,888,936
Swap contracts	(155,072)

Net realized loss	(46,184,143)

Net change in unrealized appreciation (depreciation) of:
Investments	(54,287,628)
Foreign currencies	59,690
Foreign currency exchange contracts	(771,740)
Futures contracts	(1,605,678)
Swap contracts	275,415

Net change in unrealized appreciation (depreciation)	(56,329,941)

Net Realized and Unrealized Loss	(102,514,084)

Net Decrease in Net Assets Resulting from Operations	$(30,385,762)

1Includes $16,778 capital gains taxes paid.

[2]	Includes $3,045,916 loss contingencies on General Motors term loan litigation. See Notes 14 in “Notes to financial statements.”

Delaware VIP Trust —

Delaware VIP Diversified Income Series Statements of changes in net assets

	Year ended
	12/31/15	12/31/14
Increase (Decrease) in Net Assets from Operations:
Net investment income	$72,128,322	$63,946,247
Net realized gain (loss)	(46,184,143)	41,042,421
Net change in unrealized appreciation (depreciation)	(56,329,941)	1,085,747

Net increase (decrease) in net assets resulting from operations	(30,385,762)	106,074,415

Dividends and Distributions to Shareholders from:
Net investment income:
Standard Class	(14,156,454)	(11,296,162)
Service Class	(52,370,637)	(33,464,619)

Net realized gain:
Standard Class	(5,195,029)	—
Service Class	(20,948,255)	—

	(92,670,375)	(44,760,781)

Capital Share Transactions:
Proceeds from shares sold:
Standard Class	23,335,358	35,659,748
Service Class	161,193,132	256,890,236

Net asset value of shares issued upon reinvestment of dividends and distributions:
Standard Class	14,864,954	7,685,264
Service Class	73,318,892	33,464,619

	272,712,336	333,699,867

Cost of shares redeemed:
Standard Class	(149,390,421)	(74,209,993)
Service Class	(123,233,742)	(53,617,151)

	(272,624,163)	(127,827,144)

Increase in net assets derived from capital share transactions	88,173	205,872,723

Net Increase (Decrease) in Net Assets	(122,967,964)	267,186,357

Net Assets:
Beginning of year	2,293,379,451	2,026,193,094

End of year	$2,170,411,487	$2,293,379,451

Undistributed net investment income	$68,203,416	$64,194,683

See accompanying notes, which are an integral part of the financial statements.

Diversified Income Series-29

 Delaware VIP® Trust — Delaware VIP Diversified Income Series

 Financial highlights

Selected data for each share of the Series outstanding throughout each period were as follows:

	Delaware VIP Diversified Income Series Standard Class Year ended
	12/31/15	12/31/14	12/31/13	12/31/12	12/31/11
Net asset value, beginning of period	$10.840	$10.530	$11.070	$11.020	$11.280

Income (loss) from investment operations:
Net investment income[1]	0.349	0.333	0.331	0.376	0.426
Net realized and unrealized gain (loss)	(0.452)	0.221	(0.460)	0.384	0.256

Total from investment operations	(0.103)	0.554	(0.129)	0.760	0.682

Less dividends and distributions from:
Net investment income	(0.327)	(0.244)	(0.260)	(0.359)	(0.475)
Net realized gain	(0.120)	—	(0.151)	(0.351)	(0.467)

Total dividends and distributions	(0.447)	(0.244)	(0.411)	(0.710)	(0.942)

Net asset value, end of period	$10.290	$10.840	$10.530	$11.070	$11.020

Total return[2]	(1.08% )	5.32%	(1.26% )	7.20%	6.39%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$339,023	$473,568	$489,953	$531,992	$517,362
Ratio of expenses to average net assets	0.67%	0.67%	0.67%	0.68%	0.68%
Ratio of net investment income to average net assets	3.29%	3.09%	3.10%	3.43%	3.87%
Portfolio turnover	250%	252%	260%	216%	233%

[1]	The average shares outstanding method has been applied for per share information.
[2]

Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which Delaware VIP Trust serves as an underlying investment vehicle.

See accompanying notes, which are an integral part of the financial statements.

Diversified Income Series-30

 Delaware VIP® Diversified Income Series

 Financial highlights (continued)

Selected data for each share of the Series outstanding throughout each period were as follows:

	Delaware VIP Diversified Income Series Service Class Year ended
	12/31/15	12/31/14	12/31/13	12/31/12	12/31/11
Net asset value, beginning of period	$10.770	$10.470	$11.000	$10.960	$11.220

Income (loss) from investment operations:
Net investment income[1]	0.321	0.305	0.303	0.347	0.396
Net realized and unrealized gain (loss)	(0.451)	0.212	(0.449)	0.376	0.258

Total from investment operations	(0.130)	0.517	(0.146)	0.723	0.654

Less dividends and distributions from:
Net investment income	(0.300)	(0.217)	(0.233)	(0.332)	(0.447)
Net realized gain	(0.120)	—	(0.151)	(0.351)	(0.467)

Total dividends and distributions	(0.420)	(0.217)	(0.384)	(0.683)	(0.914)

Net asset value, end of period	$10.220	$10.770	$10.470	$11.000	$10.960

Total return[2]	(1.34% )	4.98%	(1.42% )	6.87%	6.15%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$1,831,388	$1,819,811	$1,536,240	$1,519,853	$1,299,943
Ratio of expenses to average net assets	0.92%	0.92%	0.92%	0.93%	0.93%
Ratio of expenses to average net assets prior to fees waived	0.97%	0.97%	0.97%	0.98%	0.98%
Ratio of net investment income to average net assets	3.04%	2.84%	2.85%	3.18%	3.62%
Ratio of net investment income to average net assets prior to fees waived	2.99%	2.79%	2.80%	3.13%	3.57%
Portfolio turnover	250%	252%	260%	216%	233%

[1]	The average shares outstanding method has been applied for per share information.
[2]

Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return during all of the periods shown reflects a waiver by the distributor. Performance would have been lower had the waiver not been in effect. Total investment return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which Delaware VIP Trust serves as an underlying investment vehicle.

See accompanying notes, which are an integral part of the financial statements.

Diversified Income Series-31

 Delaware VIP® Trust — Delaware VIP Diversified Income Series

 Notes to financial statements

 December 31, 2015

Delaware VIP Trust (Trust) is organized as a Delaware statutory trust and offers 10 series: Delaware VIP Diversified Income Series, Delaware VIP Emerging Markets Series, Delaware VIP High Yield Series, Delaware VIP International Value Equity Series, Delaware VIP Limited-Term Diversified Income Series, Delaware VIP REIT Series, Delaware VIP Small Cap Value Series, Delaware VIP Smid Cap Growth Series, Delaware VIP U.S. Growth Series, and Delaware VIP Value Series. These financial statements and the related notes pertain to Delaware VIP Diversified Income Series (Series). The Trust is an open-end investment company. The Series is considered diversified under the Investment Company Act of 1940 (1940 Act), as amended, and offers Standard Class and Service Class shares. The Standard Class shares do not carry a 12b-1 fee and the Service Class shares carry a 12b-1 fee. The shares of the Series are sold only to separate accounts of life insurance companies.

The investment objective of the Series is to seek maximum long-term total return consistent with reasonable risk.

1. Significant Accounting Policies

The following accounting policies are in accordance with U.S. generally accepted accounting principles (U.S. GAAP) and are consistently followed by the Series.

Security Valuation — Equity securities, except those traded on the Nasdaq Stock Market LLC (Nasdaq), are valued at the last quoted sales price as of the time of the regular close of the New York Stock Exchange on the valuation date. Equity securities traded on the Nasdaq are valued in accordance with the Nasdaq Official Closing Price, which may not be the last sales price. If, on a particular day, an equity security does not trade, the mean between the bid and ask prices will be used, which approximates fair value. U.S. government and agency securities are valued at the mean between the bid and ask prices, which approximates fair value. Securities listed on a foreign exchange are normally valued at the last quoted sales price on the valuation date. Debt securities and credit default swap (CDS) contracts are valued based upon valuations provided by an independent pricing service or broker/counterparty and reviewed by management. To the extent current market prices are not available, the pricing service may take into account developments related to the specific security, as well as transactions in comparable securities. Valuations for fixed income securities utilize matrix systems, which reflect such factors as security prices, yields, maturities, and ratings, and are supplemented by dealer and exchange quotations. For asset-backed securities, collateralized mortgage obligations, commercial mortgage securities, and U.S. government agency mortgage securities, pricing vendors utilize matrix pricing which considers prepayment speed, attributes of the collateral, yield or price of bonds of comparable quality, coupon, maturity, and type as well as broker/dealer-supplied prices. Swap prices are derived using daily swap curves and models that incorporate a number of market data factors, such as discounted cash flows, trades, and values of the underlying reference instruments. Foreign currency exchange contracts and foreign cross currency exchange contracts are valued at the mean between the bid and ask prices, which approximates fair value. Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available. Futures contracts and options on futures contracts are valued at the daily quoted settlement prices. Generally, other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith under the direction of the Trust’s Board of Trustees (Board). In determining whether market quotations are readily available or fair valuation will be used, various factors will be taken into consideration, such as market closures or suspension of trading in a security.

Federal and Foreign Income Taxes — No provision for federal income taxes has been made as the Series intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, and make the requisite distributions to shareholders. The Series evaluates tax positions taken or expected to be taken in the course of preparing the Series’ tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the “more-likely-than-not” threshold are recorded as a tax benefit or expense in the current year. Management has analyzed the Series’ tax positions taken for all open federal income tax years (Dec. 31, 2012–Dec. 31, 2015), and has concluded that no provision for federal income tax is required in the Series’ financial statements. In regard to foreign taxes only, the Series has open tax years in certain foreign countries in which it invests that may date back to the inception of the Series.

Class Accounting — Investment income, common expenses, and realized and unrealized gain (loss) on investments are allocated to the classes of the Series on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

Repurchase Agreements — The Series may purchase certain U.S. government securities subject to the counterparty’s agreement to repurchase them at an agreed upon date and price. The counterparty will be required on a daily basis to maintain the value of the collateral subject to the agreement at not less than the repurchase price (including accrued interest). The agreements are conditioned upon the collateral being deposited under the Federal Reserve book-entry system with the Series’ custodian or a third-party sub-custodian. In the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings. All open repurchase agreements as of the date of this report were entered into on Dec. 31, 2015 and matured on the next business day.

To Be Announced Trades (TBA) — The Series may contract to purchase or sell securities for a fixed price at a transaction date beyond the customary settlement period (examples: when issued, delayed delivery, forward commitment, or TBA transactions) consistent with the Series’ ability to manage its investment portfolio and meet redemption requests. These transactions involve a commitment by the Series to purchase or sell securities for a predetermined price or yield with payment and delivery taking place more than three days in the future, or after a period longer than the customary settlement period for that type of security. No interest will be earned by the Series on such purchases until the securities are delivered or the transaction is completed; however, the market value may change prior to delivery. At Dec. 31, 2015, the Series posted $1,165,000 cash collateral for TBA transactions.

Foreign Currency Transactions — Transactions denominated in foreign currencies are recorded at the prevailing exchange rates on the valuation date in accordance with the Series’ prospectus. The value of all assets and liabilities denominated in foreign currencies is translated daily into U.S. dollars at the exchange rate of such currencies against the U.S. dollar. Transaction gains or losses resulting from changes in exchange rates during the reporting period or upon settlement of the foreign currency transaction are reported in operations for the current period. The Series generally bifurcates that portion of realized gains and losses on investments in debt securities which is due to changes in foreign exchange rates from

Diversified Income Series-32

 Delaware VIP® Diversified Income Series

 Notes to financial statements (continued)

 1. Significant Accounting Policies (continued)

that which is due to changes in market prices of debt securities. That portion of gains (losses) due to changes to foreign exchange rates is included on the “Statement of operations” under “Net realized gain (loss) on foreign currencies.” The Series reports certain foreign currency related transactions as components of realized gains (losses) for financial reporting purposes, whereas such components are treated as ordinary income (loss) for federal income tax purposes.

Use of Estimates — The Series is an investment company, whose financial statements are prepared in conformity with U.S. GAAP. Therefore, the Series follows the accounting and reporting guidelines for investment companies. The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the fair value of investments, the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and the differences could be material.

Other — Expenses directly attributable to the Series are charged directly to the Series. Other expenses common to various funds within the Delaware Investments® Family of Funds are generally allocated among such funds on the basis of average net assets. Management fees and some other expenses are paid monthly. Security transactions are recorded on the date the securities are purchased or sold (trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Discounts and premiums on debt securities are accreted or amortized to interest income, respectively over the lives of the respective securities using the effective interest method. Realized gains (losses) on paydowns of asset- and mortgage-backed securities are classified as interest income. Withholding taxes and reclaims on foreign interest have been recorded in accordance with the Series’ understanding of the applicable country’s tax rules and rates. The Series may pay foreign capital gain taxes on certain foreign securities held, which are reported as components of realized losses for financial reporting purposes, whereas such components are treated as ordinary loss for federal income tax purposes. The Series declares and pays dividends from net investment income and distributions from net realized gain on investments, if any, following the close of the fiscal year. The Series may distribute more frequently, if necessary for tax purposes. Dividends and distributions, if any, are recorded on the ex-dividend date.

The Series may receive earnings credits from its custodian when positive cash balances are maintained, which may be used to offset custody fees. There were no such earnings credits for the year ended Dec. 31, 2015.

The Series receives earnings credits from its transfer agent when positive cash balances are maintained, which may be used to offset transfer agent fees. If the amount earned is greater than one dollar, the expense paid under this arrangement is included on the “Statement of operations” under “Dividend disbursing and transfer agent fees and expenses” with the corresponding expense offset shown under “Less expense paid indirectly.” For the year ended Dec. 31, 2015, the Series earned less than one dollar under this agreement.

2. Investment Management, Administration Agreements, and Other Transactions with Affiliates

In accordance with the terms of its investment management agreement, the Series pays Delaware Management Company (DMC), a series of Delaware Management Business Trust and the investment manager, an annual fee which is calculated daily at the rate of 0.65% on the first $500 million of average daily net assets of the Series, 0.60% on the next $500 million, 0.55% on the next $1.5 billion, and 0.50% on average daily net assets in excess of $2.5 billion.

Delaware Investments Fund Services Company (DIFSC), an affiliate of DMC, provides fund accounting and financial administration oversight services to the Series. For these services, DIFSC’s fees are calculated based on the aggregate daily net assets of the Delaware Investments Family of Funds at the following annual rate: 0.0050% of the first $30 billion; 0.0045% of the next $10 billion; 0.0040% of the next $10 billion; and 0.0025% of aggregate average daily net assets in excess of $50 billion. The fees payable to DIFSC under the service agreement described above are allocated among all funds in the Delaware Investments Family of Funds on a relative net asset value (NAV) basis. For the year ended Dec. 31, 2015, the Series was charged $110,358 for these services. This amount is included on the “Statement of operations” under “Accounting and administration expenses.”

DIFSC is also the transfer agent and dividend disbursing agent of the Series. For these services, DIFSC’s fees are calculated at the annual rate of 0.0075% of the Series’ average daily net assets. This amount is included on the “Statement of operations” under “Dividend disbursing and transfer agent fees and expenses.” For the year ended Dec. 31, 2015, the Series was charged $175,059 for these services. Pursuant to a sub-transfer agency agreement between DIFSC and BNY Mellon Investment Servicing (US) Inc. (BNYMIS), BNYMIS provides certain sub-transfer agency services to the Series. Sub-transfer agency fees are paid by the Series and are also included on the “Statement of operations” under “Dividend disbursing and transfer agent fees and expenses.”

Pursuant to a distribution agreement and distribution plan, the Series pays Delaware Distributors, L.P. (DDLP), the distributor and an affiliate of DMC, an annual distribution and service fee of 0.30% of the average daily net assets of the Service Class shares. DDLP has contracted to waive distribution and service fee from Jan. 1, 2015 through Dec. 31, 2015* in order to limit distribution and service fee of the Service Class shares to 0.25% of average daily net assets. Standard Class shares pay no distribution and service expenses.

As provided in the investment management agreement, the Series bears a portion of the cost of resources shared with DMC, including the cost of internal personnel of DMC and/or its affiliates that provide legal, tax, and regulatory reporting services to the Series. For the year ended Dec. 31, 2015, the Series was charged $56,296 for internal legal, tax, and regulatory reporting services provided by DMC and/or its affiliates’ employees. This amount is included on the “Statement of operations” under “Legal fees.”

Diversified Income Series-33

 Delaware VIP® Diversified Income Series

 Notes to financial statements (continued)

 2. Investment Management, Administration Agreements, and Other Transactions with Affiliates (continued)

Trustees’ fees include expenses accrued by the Series for each Trustee’s retainer and meeting fees. Certain officers of DMC, DIFSC, and DDLP are officers and/or Trustees of the Trust. These officers and Trustees are paid no compensation by the Series.

Cross trades for the year ended Dec. 31, 2015 were executed by the Series pursuant to procedures adopted by the Board designed to ensure compliance with Rule 17a-7 under the 1940 Act. Cross trading is the buying or selling of portfolio securities between series of investment companies, or between a series of an investment company and another entity, that are or could be considered affiliates by virtue of having a common investment adviser (or affiliated investment advisers), common directors/trustees and/or common officers. At its regularly scheduled meetings, the Board reviews such transactions for compliance with the procedures adopted by the Board. Pursuant to these procedures, for the year ended Dec. 31, 2015, the Series engaged in securities purchases of $8,615,932 and securities sales of $69,181,368, which resulted in net realized gains of $23,787.

*The contractual waiver period is from April 30, 2014 through April 29, 2016.

3. Investments

For the year ended Dec. 31, 2015, the Series made purchases and sales of investment securities other than short-term investments as follows:

Purchases other than U.S. government securities	$4,147,058,821
Purchases of U.S. government securities	1,516,224,793
Sales other than U.S. government securities	4,376,107,493
Sales of U.S. government securities	1,355,431,282

At December 31, 2015, the cost and unrealized appreciation (depreciation) of investments for federal income tax purposes were as follows:

Cost of Investments	Aggregate Unrealized Appreciation of investments	Aggregate Unrealized Depreciation of investments	Net Unrealized Depreciation of investments
$2,381,758,734	$22,146,476	$(48,990,929)	$(26,844,453)

U.S. GAAP defines fair value as the price that the Series would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. A three-level hierarchy for fair value measurements has been established based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available under the circumstances. The Series’ investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-level hierarchy of inputs is summarized below.

Level 1 –	Inputs are quoted prices in active markets for identical investments. (Examples: equity securities, open-end investment companies, futures contracts, exchange-traded options contracts)
Level 2 –

Other observable inputs, including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, and default rates), or other market-corroborated inputs. (Examples: debt securities, government securities, swap contracts, foreign currency exchange contracts, foreign securities utilizing international fair value pricing, broker-quoted securities, fair valued securities)

Level 3 –	Significant unobservable inputs, including the Series’ own assumptions used to determine the fair value of investments. (Examples: broker-quoted securities, fair valued securities)

Level 3 investments are valued using significant unobservable inputs. The Series may also use an income-based valuation approach in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Valuations may also be based upon current market prices of securities that are comparable in coupon, rating, maturity, and industry. The derived value of a Level 3 investment may not represent the value which is received upon disposition and this could impact the results of operations.

Diversified Income Series-34

 Delaware VIP® Diversified Income Series

 Notes to financial statements (continued)

 3. Investments (continued)

The following table summarizes the valuation of the Series’ investments by fair value hierarchy levels as of Dec. 31, 2015:

Securities	Level 1	Level 2	Level 3	Total
Agency, Asset- & Mortgage-Backed Securities	$—	$732,846,619	$—	$732,846,619
Collateralized Debt Obligations	—	24,929,242	—	24,929,242
Corporate Debt	—	754,825,641	—	754,825,641
Foreign Debt	—	54,890,547	—	54,890,547
Municipal Bonds	—	6,007	—	6,007
Senior Secured Loans[1]	—	182,508,383	14,014,436	196,522,819
Common Stock	—	—	—	—
Convertible Preferred Stock[1]	6,171,883	581,582	—	6,753,465
Preferred Stock[1]	3,238,800	5,058,175	—	8,296,975
U.S. Treasury Obligations	—	292,190,938	—	292,190,938
Short-Term Investments	—	283,652,028	—	283,652,028

Total Value of Securities	$9,410,683	$2,331,489,162	$14,014,436	$2,354,914,281

Foreign Currency Exchange Contracts	$—	$(180,957)	$—	$(180,957)
Futures Contracts	(1,216,231)	—	—	(1,216,231)
Swap Contracts	—	361,442	—	361,442

The securities that have been valued at zero on the “Schedule of investments” are considered to be Level 3 investments in this table.

1Security type is valued across multiple levels. Level 1 investments represent exchange-traded investments, Level 2 investments represent investments with observable inputs or matrix-priced investments, and Level 3 investments represent investments without observable inputs. The amounts attributed to Level 1 investments, Level 2 investments, and Level 3 investments represent the following percentages of the total market value of these security types:

	Level 1	Level 2	Level 3	Total
Senior Secured Loans	—	98.08%	1.92%	100.00%
Convertible Preferred Stock	91.39%	8.61%	—	100.00%
Preferred Stock	39.04%	60.96%	—	100.00%

During the year ended Dec. 31, 2015, there were no transfers between Level 1 investments, Level 2 investments, or Level 3 investments that had a significant impact to the Series. The Series’ policy is to recognize transfers between levels at the beginning of the reporting period.

A reconciliation of Level 3 investments is presented when the Series has a significant amount of Level 3 investments at the beginning, interim, or end of period in relation to the Series’ net assets. Management has determined not to provide additional disclosure on Level 3 inputs since the Level 3 investments are not considered significant to the Series’ net assets at the end of the year.

4. Dividend and Distribution Information

Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. Additionally, distributions from net gains on foreign currency transactions and net short-term gains on sales of investment securities are treated as ordinary income for federal income tax purposes. The tax character of dividends and distributions paid during the years ended Dec. 31, 2015 and 2014 was as follows:

	Year ended 12/31/15	Year ended 12/31/14
Ordinary income	$81,693,074	$44,760,781
Long-term capital gains	10,977,301	—

Total	$92,670,375	$44,760,781

Diversified Income Series-35

 Delaware VIP® Diversified Income Series

 Notes to financial statements (continued)

5. Components of Net Assets on a Tax Basis

As of Dec. 31, 2015, the components of net assets on a tax basis were as follows:

Shares of beneficial interest	$2,176,486,681
Undistributed ordinary income	69,659,090
Other temporary differences	(3,045,916)
Capital loss carryforwards	(45,819,840)
Net unrealized depreciation on investments, foreign currencies, and derivatives	(26,868,528)

Net assets	$2,170,411,487

The differences between book basis and tax basis components of net assets are primarily attributable to tax deferral of losses on wash sales, mark-to-market of futures contracts, mark-to-market of foreign currency exchange contracts, amortization on convertible bonds, contingent payment debt instruments, and tax treatment of CDS contracts and troubled debt.

For financial reporting purposes, capital accounts are adjusted to reflect the tax character of permanent book/tax differences. Reclassifications are primarily due to tax treatment of gain (loss) on foreign currency transactions, CDS contracts, redesignation of dividends and distributions, contingent payment debt instruments, amortization on convertible bonds foreign capital gains tax and paydowns of asset- and mortgage-backed securities. Results of operations and net assets were not affected by these reclassifications. For the year ended Dec. 31, 2015, the Series recorded the following reclassifications:

Undistributed Net Investment Income	Accumulated Net Realized Loss
$(1,592,498)	$1,592,498

On Dec. 22, 2010, the Regulated Investment Company Modernization Act of 2010 (Act) was enacted, which changed various technical rules governing the tax treatment of regulated investment companies. The changes were generally effective for taxable years beginning after the date of enactment. Under the Act, the Series is permitted to carry forward capital losses incurred in taxable years beginning after the date of enactment for an unlimited period. Additionally, post-enactment capital loss carryforwards will retain their character as either short-term or long-term capital losses rather than being considered all short-term as permitted under previous regulation.

Losses incurred that will be carried forward under the Act are as follows:

Loss carryforward character
Short-term	Long-term	Total
$30,429,008	$15,390,832	$45,819,840

6. Capital Shares

Transactions in capital shares were as follows:

	Year ended 12/31/15	Year ended 12/31/14
Shares sold:
Standard Class	2,178,028	3,305,111
Service Class	15,136,868	23,958,929

Shares issued upon reinvestment of dividends and distributions:
Standard Class	1,398,396	725,710
Service Class	6,929,952	3,175,011

	25,643,244	31,164,761

Shares redeemed:
Standard Class	(14,303,180)	(6,871,531)
Service Class	(11,808,731)	(4,999,730)

	(26,111,911)	(11,871,261)

Net increase (decrease)	(468,667)	19,293,500

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 Notes to financial statements (continued)

7. Line of Credit

The Series, along with certain other funds in the Delaware Investments® Family of Funds (Participants), was a participant in a $275,000,000 revolving line of credit intended to be used for temporary or emergency purposes as an additional source of liquidity to fund redemptions of investor shares. Under the agreement, the Participants were charged an annual commitment fee of 0.08%, which was allocated across the Participants on the basis of each Participant’s allocation of the entire facility. The Participants were permitted to borrow up to a maximum of one third of their net assets under the agreement. Each Participant was individually, and not jointly, liable for its particular advances, if any, under the line of credit. The line of credit available under the agreement expired on Nov. 9, 2015.

On Nov. 9, 2015, the Series, along with the other Participants, entered into an amendment to the agreement for a $155,000,000 revolving line of credit. Under the amendment to the agreement, the Participants are charged an annual commitment fee of 0.10%, which is allocated across the Participants on the basis of each Participant’s allocation of the entire facility. Other than the annual commitment fee, the line of credit to be used as described above and operates in substantially the same manner as the original agreement. The line of credit available under the agreement expires on Nov. 7, 2016.

The Series had no amount outstanding as of Dec. 31, 2015 or at any time during the year then ended.

8. Derivatives

U.S. GAAP requires disclosures that enable investors to understand: (1) how and why an entity uses derivatives; (2) how they are accounted for; and (3) how they affect an entity’s results of operations and financial position.

Foreign Currency Exchange Contracts – The Series may enter into foreign currency exchange contracts and foreign cross currency exchange contracts as a way of managing foreign exchange rate risk. The Series may enter into these contracts to fix the U.S. dollar value of a security that it has agreed to buy or sell for the period between the date the trade was entered into and the date the security is delivered and paid for. The Series may also use these contracts to hedge the U.S. dollar value of securities it already owns that are denominated in foreign currencies. In addition, The Series may enter into these contracts to facilitate or expedite the settlement of portfolio transactions. The change in value is recorded as an unrealized gain or loss. When the contract is closed, a realized gain or loss is recorded equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

The use of foreign currency exchange contracts and foreign cross currency exchange contracts does not eliminate fluctuations in the underlying prices of the securities, but does establish a rate of exchange that can be achieved in the future. Although foreign currency exchange contracts and foreign cross currency exchange contracts limit the risk of loss due to an unfavorable change in the value of the hedged currency, they also limit any potential gain that might result should the value of the currency change favorably. In addition, the Series could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts. The Series’ maximum risk of loss from counterparty credit risk is the value of its currency exchanged with the counterparty. The risk is generally mitigated by having a netting arrangement between the Series and the counterparty and by the posting of collateral by the counterparty to the Series to cover the Series’ exposure to the counterparty.

During the year ended Dec. 31, 2015, the Series entered into foreign currency exchange contracts to hedge the U.S. dollar value of securities it already owned that were denominated in foreign currencies.

Futures Contracts – A futures contract is an agreement in which the writer (or seller) of the contract agrees to deliver to the buyer an amount of cash or securities equal to a specific dollar amount times the difference between the value of a specific security or index at the close of the last trading day of the contract and the price at which the agreement is made. The Series may use futures contracts in the normal course of pursuing its investment objective. The Series may invest in futures contracts to hedge its existing portfolio securities against fluctuations in value caused by changes in interest rates or market conditions. Upon entering into a futures contract, the Series deposits cash or pledges U.S. government securities to a broker, equal to the minimum “initial margin” requirements of the exchange on which the contract is traded. Subsequent payments are received from the broker or paid to the broker each day, based on the daily fluctuation in the market value of the contract. These receipts or payments are known as “variation margin” and are recorded daily by the Series as unrealized gains or losses until the contracts are closed. When the contracts are closed, the Series records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks of entering into futures contracts include potential imperfect correlation between the futures contracts and the underlying securities and the possibility of an illiquid secondary market for these instruments. When investing in futures, there is reduced counterparty credit risk to the Series because futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees against default. At Dec. 31, 2015, the Series posted securities, comprised of U.S. treasury obligations with a value of $3,632,250 as margin for open futures contracts, which is presented on the “Schedule of investments.”

During the year ended Dec. 31, 2015, the Series used futures contracts to hedge the Series’ then-existing portfolio securities against fluctuations in value caused by changes in interest rates or market conditions.

Options Contracts – During the year ended Dec. 31, 2015, the Series entered into options contracts in the normal course of pursuing its investment objective. The Series may buy or write options contracts for any number of reasons, including without limitation: to manage the Series’ exposure to changes in securities prices caused by interest rates or market

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 8. Derivatives (continued)

conditions and foreign currencies; as an efficient means of adjusting the Series’ overall exposure to certain markets; to protect the value of portfolio securities; and as a cash management tool. The Series may buy or write call or put options on securities, futures, swaps, swaptions, financial indices, and foreign currencies. When the Series buys an option, a premium is paid and an asset is recorded and adjusted on a daily basis to reflect the current market value of the option purchased. When the Series writes an option, a premium is received and a liability is recorded and adjusted on a daily basis to reflect the current market value of the option written. Premiums received from writing options that expire unexercised are treated by the Series on the expiration date as realized gains. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is treated as realized gain or loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether the Series has a realized gain or loss. If a put option is exercised, the premium reduces the cost basis of the securities purchased by the Series. The Series, as writer of an option, bears the market risk of an unfavorable change in the price of the security underlying the written option. When writing options, the Series is subject to minimal counterparty risk because the counterparty is only obligated to pay premiums and does not bear the market risk of an unfavorable market change. There were no transactions in options written during the year ended Dec. 31, 2015.

During the year ended Dec. 31, 2015, the Series used purchased options contracts to manage the Series’ exposure to changes in securities prices caused by interest rates or market conditions.

Swap Contracts – The Series may enter into CDS contracts in the normal course of pursuing its investment objective. The Series may enter into CDS contracts in order to hedge against a credit event, to enhance total return or to gain exposure to certain securities or markets. The Series will not be permitted to enter into any swap transactions unless, at the time of entering into such transactions, the unsecured long-term debt of the actual counterparty, combined with any credit enhancements, is rated at least BBB- by Standard & Poor’s Financial Services LLC. (S&P) or Baa3 by Moody’s Investors Service, Inc. (Moody’s) or is determined to be of equivalent credit quality by DMC.

Credit Default Swaps. A CDS contract is a risk-transfer instrument through which one party (purchaser of protection) transfers to another party (seller of protection) the financial risk of a credit event (as defined in the CDS agreement), as it relates to a particular reference security or basket of securities (such as an index). In exchange for the protection offered by the seller of protection, the purchaser of protection agrees to pay the seller of protection a periodic amount at a stated rate that is applied to the notional amount of the CDS contract. In addition, an upfront payment may be made or received by the Series in connection with an unwinding or assignment of a CDS contract. Upon the occurrence of a credit event, the seller of protection would pay the par (or other agreed-upon) value of the reference security (or basket of securities) to the counterparty. Credit events generally include, among others, bankruptcy, failure to pay, and obligation default.

During the year ended Dec. 31, 2015, the Series entered into CDS contracts as a purchaser of protection. Periodic payments (receipts) on such contracts are accrued daily and recorded as unrealized losses (gains) on swap contracts. Upon payment (receipt), such amounts are recorded as realized losses (gains) on swap contracts. Upfront payments made or received in connection with CDS contracts are amortized over the expected life of the CDS contracts as unrealized losses (gains) on swap contracts. The change in value of CDS contracts is recorded daily as unrealized appreciation or depreciation. A realized gain or loss is recorded upon a credit event (as defined in the CDS agreement) or the maturity or termination of the agreement. Initial margin and variation margin is posted to central counterparties for central cleared CDS basket trades, as determined by the applicable central counterparty. During the year ended Dec. 31, 2015, the Series did not enter into any CDS contracts as a seller of protection.

CDS contracts may involve greater risks than if the Series had invested in the reference obligation directly. CDS contracts are subject to general market risk, liquidity risk, counterparty risk, and credit risk. The Series’ maximum risk of loss from counterparty credit risk, either as the seller of protection or the buyer of protection, is the fair value of the contract. This risk is mitigated by (1) for bilateral swap contracts, having a netting arrangement between the Series and the counterparty and by the posting of collateral by the counterparty to the Series to cover the Series’ exposure to the counterparty, and (2) for cleared swaps, trading these instruments through a central counterparty.

During the year ended Dec. 31, 2015, the Series used CDS contracts to hedge against credit events.

Swaps Generally. The value of open swaps may differ from that which would be realized in the event the Series terminated its position in the contract on a given day. Risks of entering into these contracts include the potential inability of the counterparty to meet the terms of the contracts. This type of risk is generally limited to the amount of favorable movement in the value of the underlying security, instrument, or basket of instruments, if any, at the day of default. Risks also arise from potential losses from adverse market movements and such losses could exceed the unrealized amounts shown on the “Schedule of investments.”

At Dec. 31, 2015, The Series posted $3,296,440 as cash collateral for centrally cleared swap contracts and $1,555,000 as cash collateral for certain open derivatives, which is presented as “Cash collateral due from brokers” on the “Statement of assets and liabilities.” At Dec. 31, 2015, the Series received $170,000 as cash collateral and $1,121,057 as securities collateral for certain open derivatives. Cash collateral received is presented as “Cash collateral due to brokers” on the “Statement of assets and liabilities.”

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 Notes to financial statements (continued)

 8. Derivatives (continued)

Fair values of derivative instruments as of Dec. 31, 2015 were as follows:

	Asset Derivatives Fair Value
Statements of Assets and Liabilities Location	Forward Currency Exchange Contracts	Equity Contracts	Interest Rate Contracts	Credit Contracts	Total
Unrealized appreciation on foreign currency exchange contracts	$56,062	$—	$ —	$ —	$ 56,062
Variation margin due from broker on futures contracts*	—	—	33,532	—	33,532
Unrealized appreciation on credit default swap contracts	—	—	—	586,298	586,298
Total	$56,062	$—	$33,532	$586,298	$675,892

	Liability Derivatives Fair Value
Statements of Assets and Liabilities Location	Forward Currency Exchange Contracts	Equity Contracts	Interest Rate Contracts	Credit Contracts	Total
Unrealized depreciation on foreign currency exchange contracts	$237,019	$ —	$ —	$ —	$ 237,019
Variation margin due from broker on futures contracts*	—	184,052	1,065,711	—	1,249,763
Variation margin due to brokers on centrally cleared credit default swap contracts	—	—	—	224,856	224,856
Total	$237,019	$184,052	$1,065,711	$224,856	$1,711,638

*Includes cumulative appreciation (depreciation) of futures contracts from the date the contracts were opened through Dec. 31, 2015. Only current day variation margin is reported on the “Statement of assets and liabilities.”

The effect of derivative instruments on the “Statement of operations” for the year ended Dec. 31, 2015 was as follows:

	Net Realized Gain (Loss) on:
	Foreign Currency Exchange Contracts	Futures Contracts	Swap Contracts	Total
Forward currency exchange contracts	$3,119,083	$ —	$ —	$3,119,083
Equity contracts	—	(515,912)	—	(515,912)
Interest rate contracts	—	7,404,848	—	7,404,848
Credit contracts	—	—	(155,072)	(155,072)
Total	$3,119,083	$6,888,936	$(155,072)	$9,852,947

	Net Change in Unrealized Appreciation (Depreciation) of:
	Foreign Currency Exchange Contracts	Futures Contracts	Swaps Contracts	Total
Forward currency exchange contracts	$(771,740)	$ —	$ —	$ (771,740)
Equity contracts	—	(184,052)	—	(184,052)
Interest rate contracts	—	(1,421,626)	—	(1,421,626)
Credit contracts	—	—	275,415	275,415
Total	$(771,740)	$(1,605,678)	$275,415	$(2,102,003)

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 Notes to financial statements (continued)

 8. Derivatives (continued)

Derivatives Generally. The table below summarizes the average balance of derivative holdings by the Series during the year ended Dec. 31, 2015:

	Long Derivatives Volume		Short Derivatives Volume
Foreign currency exchange contracts (average cost)	USD	32,560,877	USD	59,785,992
Futures contracts (average notional value)		172,960,095		75,753,991
Swap contracts (average notional value)*		23,042,839		—
	EUR	5,108,690		—

* Long represents buying protection and short represents selling protection.

9. Offsetting

In December 2011, the Financial Accounting Standards Board (FASB) issued guidance that expanded disclosure requirements on the offsetting of certain assets and liabilities. The disclosures are required for investments and derivative financial instruments subject to master netting or similar agreements which are eligible for offset on the “Statement of assets and liabilities” and require an entity to disclose both gross and net information about such investments and transactions in the financial statements. In January 2013, the FASB issued guidance that clarified which investments and transactions are subject to the offsetting disclosure requirements. The scope of the disclosure requirements for offsetting is limited to derivative instruments, repurchase agreements and reverse repurchase agreements, and securities borrowing. The guidance is effective for financial statements with fiscal years beginning on or after Jan. 1, 2013, and interim periods within those fiscal years.

In order to better define its contractual rights and to secure rights that will help the Series mitigate its counterparty risk, the Series entered into an International Swaps and Derivatives Association, Inc. Master Agreement (ISDA Master Agreement) or a similar agreement with certain of its derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between the Series and a counterparty that governs over-the-counter (OTC) derivatives and foreign exchange contracts and typically contains, among other things, collateral posting items and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Series may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default (close-out), including the bankruptcy or insolvency of the counterparty. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency, or other events.

For financial reporting purposes, the Series does not offset derivative assets and derivative liabilities that are subject to netting arrangements on the “Statement of assets and liabilities.”

At Dec. 31, 2015, the Series had the following assets and liabilities subject to offsetting provisions:

Offsetting of Financial Assets and Liabilities and Derivative Assets and Liabilities

Counterparty	Gross Value of Derivative Asset	Gross Value of Derivative Liability	Net Position
Bank of America Merrill Lynch	$ —	$(170,407)	$(170,407)
BNP Paribas	12,446	(31,704)	(19,258)
Hong Kong Shanghai Bank	23,097	—	23,097
JPMorgan Chase Bank	112,378	(6,790)	105,588
Toronto Dominion Bank	13,408	(28,118)	(14,710)
Union Bank of Switzerland	517	—	517
Total	$161,846	$(237,019)	$ (75,173)

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 Notes to financial statements (continued)

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Counterparty	Net Position	Fair Value of Non-Cash Collateral Received	Cash Collateral Received	Fair Value of Non-Cash Collateral Pledged	Cash Collateral Pledged	Net Exposure(a)
Bank of America Merrill Lynch	$(170,407)	$—	$ —	$—	$170,407	$ —
BNP Paribas	(19,258)	—	—	—	—	(19,258)
Hong Kong Shanghai Bank	23,097	—	—	—	—	23,097
JPMorgan Chase Bank	105,588	—	(105,588)	—	—	—
Toronto Dominion Bank	(14,710)	—	—	—	14,710	—
Union Bank of Switzerland	517	—	—	—	—	517
Total	$ (75,173)	$—	$(105,588)	$—	$185,117	$ 4,356

Master Repurchase Agreements

Counterparty	Repurchase Agreements	Fair Value of Non-Cash Collateral Received	Cash Collateral Received	Net Collateral Received	Net Exposure(a)
Bank of America Merrill Lynch	$21,885,653	$(21,885,653)	$—	$(21,885,653)	$—
Bank of Montreal	36,476,089	(36,476,089)	—	(36,476,089)	—
BNP Paribas	4,766,258	(4,766,258)	—	(4,766,258)	—
Total	$63,128,000	$(63,128,000)	$—	$(63,128,000)	$—

(a)Net exposure represents the receivable/(payable) that would be due from/(to) the counterparty in an event of default.

10. Securities Lending

The Series, along with other funds in the Delaware Investments® Family of Funds, may lend its securities pursuant to a security lending agreement (Lending Agreement) with The Bank of New York Mellon (BNY Mellon). At the time a security is loaned, the borrower must post collateral equal to the required percentage of the market value of the loaned security, including any accrued interest. The required percentage is: (1) 102% with respect to U.S. securities and foreign securities that are denominated and payable in U.S. dollars; and (2) 105% with respect to foreign securities. With respect to each loan, if on any business day the aggregate market value of securities collateral plus cash collateral held is less than the aggregate market value of the securities that are the subject of such loan, the borrower will be notified to provide additional collateral by the end of the following business day, which, together with the collateral already held, will be not less than the applicable initial collateral requirements for such security loan. If the aggregate market value of securities collateral and cash collateral held with respect to a security loan exceeds the applicable initial collateral requirement, upon the request of the borrower, BNY Mellon must return enough collateral to the borrower by the end of the following business day to reduce the value of the remaining collateral to the applicable initial collateral requirement for such security loan. As a result of the foregoing, the value of the collateral held with respect to a loaned security on any particular day may be more or less than the value of the security on loan.

Prior to Dec. 29, 2015, cash collateral received was generally invested in the Delaware Investments Collateral Fund No. 1 (Collective Trust), a pooled account established by BNY Mellon for the use of funds managed by DMC that participate in BNY Mellon’s securities lending program. The Collective Trust sought to maintain a NAV per unit of $1.00. Under the previous investment guidelines, the Collective Trust was permitted to invest in U.S. government securities and high-quality corporate debt, asset-backed and other money market securities, and in repurchase agreements collateralized by such securities, provided that the Collective Trust would generally have a dollar-weighted average portfolio maturity of 60 days or less.

On Dec. 29, 2015, the assets in the Collective Trust were transferred to a series of individual separate accounts, each corresponding to a Series. The investment guidelines permit each separate account to hold certain securities that would be considered eligible securities for a money market fund. Cash collateral received is generally invested in government securities; certain obligations issued by government sponsored enterprises; repurchase agreements collateralized by U.S. Treasury securities; obligations issued by the central government of any Organization for Economic Cooperation and Development (OECD) country or its agencies, instrumentalities, or establishments; obligations of supranational organizations; commercial paper, notes, bonds, and other debt obligations; certificates of deposit, time deposits, and other bank obligations; and asset-backed securities.

In the event of default or bankruptcy by the lending agent, realization and/or retention of the collateral may be subject to legal proceedings. In the event the borrower fails to return loaned securities and the collateral received is insufficient to cover the value of the loaned securities and provided such collateral shortfall is not the result of investment losses, the lending agent has agreed to pay the amount of the shortfall to the Series or, at the discretion of the lending agent, replace the loaned securities. The Series continues to record dividends or interest, as applicable, on the securities loaned and are subject to changes in value of the securities loaned that may occur during the term of the loan. The Series has the right under the Lending Agreement to recover the securities from the borrower on demand. With respect to security loans collateralized by non-cash collateral, the Series receives loan

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 Notes to financial statements (continued)

 10. Securities Lending (continued)

premiums paid by the borrower. With respect to security loans collateralized by cash collateral, the earnings from the collateral investments are shared among the Series, the security lending agent, and the borrower. The Series records security lending income net of allocations to the security lending agent and the borrower.

The Series may incur investment losses as a result of investing securities lending collateral. This could occur if an investment in the collateral investment account defaulted or became impaired. Under those circumstances, the value of a Series’ cash collateral account may be less than the amount the Series would be required to return to the borrowers of the securities and the Series would be required to make up for this shortfall.

During the year ended Dec. 31, 2015, the Series had no securities out on loan.

11. Credit and Market Risk

Some countries in which the Series may invest require governmental approval for the repatriation of investment income, capital, or the proceeds of sales of securities by foreign investors. In addition, if there is deterioration in a country’s balance of payments or for other reasons, a country may impose temporary restrictions on foreign capital remittances abroad.

The securities exchanges of certain foreign markets are substantially smaller, less liquid and more volatile than the major securities markets in the United States. Consequently, acquisition and disposition of securities by the Series may be inhibited. In addition, a significant portion of the aggregate market value of securities listed on the major securities exchanges in emerging markets is held by a smaller number of investors. This may limit the number of shares available for acquisition or disposition by the Series.

The Series invests in bank loans and other securities that may subject it to direct indebtedness risk, the risk that the Series will not receive payment of principal, interest, and other amounts due in connection with these investments and will depend primarily on the financial condition of the borrower. Loans that are fully secured offer the Series more protection than unsecured loans in the event of nonpayment of scheduled interest or principal, although there is no assurance that the liquidation of collateral from a secured loan would satisfy the corporate borrower’s obligation, or that the collateral can be liquidated. Some loans or claims may be in default at the time of purchase. Certain of the loans and the other direct indebtedness acquired by the Series may involve revolving credit facilities or other standby financing commitments that obligate the Series to pay additional cash on a certain date or on demand. These commitments may require the Series to increase its investment in a company at a time when the Series might not otherwise decide to do so (including at a time when the company’s financial condition makes it unlikely that such amounts will be repaid). To the extent that the Series is committed to advance additional funds, it will at all times hold and maintain cash or other high grade debt obligations in an amount sufficient to meet such commitments.

As the Series may be required to rely upon another lending institution to collect and pass on to the Series amounts payable with respect to the loan and to enforce the Series’ rights under the loan and other direct indebtedness, an insolvency, bankruptcy, or reorganization of the lending institution may delay or prevent the Series from receiving such amounts. The highly leveraged nature of many loans may make them especially vulnerable to adverse changes in economic or market conditions. Investments in such loans and other direct indebtedness may involve additional risk to the Series.

The Series invests in fixed income securities whose value is derived from an underlying pool of mortgages or consumer loans. The value of these securities is sensitive to changes in economic conditions, including delinquencies and/or defaults, and may be adversely affected by shifts in the market’s perception of the issuers and changes in interest rates. Investors receive principal and interest payments as the underlying mortgages or consumer loans are paid back. Some of these securities are collateralized mortgage obligations (CMOs). CMOs are debt securities issued by U.S. government agencies or by financial institutions and other mortgage lenders, which are collateralized by a pool of mortgages held under an indenture. Prepayment of mortgages may shorten the stated maturity of the obligations and can result in a loss of premium, if any has been paid. Certain of these securities may be stripped (securities which provide only the principal or interest feature of the underlying security). The yield to maturity on an interest-only CMO is extremely sensitive not only to changes in prevailing interest rates, but also to the rate of principal payments (including prepayments) on the related underlying mortgage assets. A rapid rate of principal payments may have a material adverse affect on the Series’ yield to maturity. If the underlying mortgage assets experience greater than anticipated prepayments of principal, the Series may fail to fully recoup its initial investment in these securities even if the securities are rated in the highest rating categories.

The Series invests a portion of its assets in high yield fixed income securities, which are securities rated lower than BBB- by S&P and lower than Baa3 by Moody’s, or similarly rated by another nationally recognized statistical rating organization. Investments in these higher yielding securities are generally accompanied by a greater degree of credit risk than higher rated securities. Additionally, lower rated securities may be more susceptible to adverse economic and competitive industry conditions than investment grade securities.

The Series invests in certain obligations that may have liquidity protection to ensure that the receipt of payments due on the underlying security is timely. Such protection may be provided through guarantees, insurance policies, or letters of credit obtained by the issuer or sponsor through third parties, through various means of structuring the transaction or through a combination of such approaches. The Series will not pay any additional fees for such credit support, although the existence of credit support may increase the price of the security.

The Series may invest up to 15% of its net assets in illiquid securities, which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A promulgated under of the Securities Act of 1933, as amended, and other securities which may not be readily marketable. The relative illiquidity of these securities may

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 Notes to financial statements (continued)

 11. Credit and Market Risk (continued)

impair the Series from disposing of them in a timely manner and at a fair price when it is necessary or desirable to do so. While maintaining oversight, the Board has delegated to DMC, the day-to-day functions of determining whether individual securities are liquid for purposes of the Series’ limitation on investments in illiquid securities. Securities eligible for resale pursuant to Rule 144A, which are determined to be liquid, are not subject to the Series’ 15% limit on investments in illiquid securities. Rule 144A and illiquid securities have been identified on the “Schedule of investments.” When monitoring compliance with the Series’ illiquid limit, certain holdings that are common to multiple clients of the investment manager (or sub-advisor) may be aggregated and considered illiquid in the aggregate solely for monitoring purposes. For purposes of determining illiquidity for financial reporting purposes, only the holdings of this Series will be considered.

12. Contractual Obligations

The Series enters into contracts in the normal course of business that contain a variety of indemnifications. The Series’ maximum exposure under these arrangements is unknown. However, the Series has not had prior claims or losses pursuant to these contracts. Management has reviewed the Series’ existing contracts and expects the risk of loss to be remote.

13. Recent Accounting Pronouncements

In May 2015, the FASB issued Accounting Standards Update (“ASU”) No. 2015-07 regarding “Disclosures for Investments in Certain Entities That Calculate Net Asset Value per Share.” The amendments in this update are effective for the Series for fiscal years beginning after Dec. 15, 2015, and interim periods within those fiscal years. ASU No. 2015-07 will eliminate the requirement to categorize investments in the fair value hierarchy if their fair value is measured at NAV per share (or its equivalent) using the practical expedient in the FASB’s fair value measurement guidance. Management is evaluating the impact, if any, of this guidance on the Series’ financial statement disclosures.

14. General Motors Term Loan Litigation

The Series received notice of a litigation proceeding related to a General Motors Corporation (G.M.) term loan participation previously held by the Series in 2009. We believe the matter subject to the litigation notice will likely lead to a recovery from the Series of certain amounts received by the Series because a U.S. Court of Appeals has ruled that the Series and similarly situated investors were unsecured creditors rather than secured lenders of G.M. as a result of an erroneous Uniform Commercial Code filing made by a third party. The Series received the full principal on the loans in 2009 after the G.M. bankruptcy. However, based upon the court ruling the estate is seeking to recover such amounts arguing that, as unsecured creditors, the Series should not have received payment in full. Based upon currently available information related to the litigation and the Series’ potential exposure, the Series recorded a liability of $4,351,308 and an asset of $1,305,392 based on the expected recoveries to unsecured creditors as of Dec. 31, 2015 that resulted in a net decrease in the Series’ NAV to reflect this likely recovery.

15. Subsequent Events

Management has determined that no other material events or transactions occurred subsequent to Dec. 31, 2015 that would require recognition or disclosure in the Series’ financial statements.

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 Delaware VIP® Trust — Delaware VIP Diversified Income Series

 Report of independent registered public accounting firm

To the Board of Trustees of Delaware VIP Trust and Shareholders of Delaware VIP Diversified Income Series:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Delaware VIP Diversified Income Series (one of the series constituting Delaware VIP Trust, hereafter referred to as the “Series”) at December 31, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Series’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2015 by correspondence with the custodian and brokers and the application of alternative auditing procedures where securities purchased had not been received, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

February 17, 2016

Diversified Income Series-44

 Delaware VIP® Trust — Delaware VIP Diversified Income Series

 Other Series information (Unaudited)

Board consideration of Delaware VIP Diversified Income Series investment management agreement

At a meeting held on August 18–20, 2015 (the “Annual Meeting”), the Board of Trustees (collectively referred to here as the “Board”), including a majority of disinterested or independent Trustees, approved the renewal of the Investment Management Agreement for Delaware VIP Diversified Income Series (the “Series”). In making its decision, the Board considered information furnished at regular quarterly Board meetings, including reports detailing Series performance, investment strategies, and expenses, as well as information prepared specifically in connection with the renewal of the investment advisory and sub-advisory contracts. Information furnished specifically in connection with the renewal of the Investment Management Agreement with Delaware Management Company (“DMC”) included materials provided by DMC and its affiliates (“Delaware Investments”) concerning, among other things, the nature, extent, and quality of services provided to the Series; the costs of such services to the Series; economies of scale; and the investment manager’s financial condition and profitability. In addition, in connection with the Annual Meeting, reports were provided to the Trustees in May 2015 and included reports provided by Lipper, Inc., an independent statistical compilation organization (“Lipper”). The Lipper reports compared the Series’ investment performance and expenses with those of other comparable mutual funds. The Independent Trustees reviewed and discussed the Lipper reports with independent legal counsel to the Independent Trustees. In addition to the information noted above, the Board also requested and received information regarding DMC’s policy with respect to advisory fee levels and its breakpoint philosophy; the structure of portfolio manager compensation; comparative client fee information; and any constraints or limitations on the availability of securities for certain investment styles, which had in the past year inhibited, or which were likely in the future to inhibit, the investment manager’s ability to invest fully in accordance with Series policies.

In considering information relating to the approval of the Series’ advisory agreement, the Independent Trustees received assistance and advice from and met separately with independent legal counsel to the Independent Trustees. They also engaged a consultant to assist them in analyzing portions of the data received. The Independent Trustees reviewed and discussed with such consultant two reports prepared by the consultant with respect to such data. Although the Board gave attention to all information furnished, the following discussion identifies, under separate headings, the primary factors taken into account by the Board during its contract renewal considerations.

Nature, extent, and quality of service. The Board considered the services provided by DMC to the Series and its shareholders. In reviewing the nature, extent; and quality of services, the Board considered reports furnished to it throughout the year, which covered matters such as the relative performance of the Series; compliance of portfolio managers with the investment policies, strategies, and restrictions for the Series; compliance by DMC and Delaware Distributors, L.P. (together, “Management”) personnel with the Code of Ethics adopted throughout the Delaware Investments® Family of Funds complex; and adherence to fair value pricing procedures as established by the Board. The Board was pleased with the current staffing of the Series’ investment adviser and the emphasis placed on research in the investment process. The Board recognized DMC’s receipt of several industry distinctions during the past several years. The Board gave favorable consideration to DMC’s efforts to control expenditures while maintaining service levels committed to Series matters. The Board noted that in November 2013; Management negotiated a substantial reduction in fees for fund accounting services provided to the Series. The Board was satisfied with the nature, extent; and quality of the overall services provided by DMC.

Investment performance. The Board placed significant emphasis on the investment performance of the Series in view of the importance of investment performance to shareholders. Although the Board gave appropriate consideration to performance reports and discussions with portfolio managers at Board meetings throughout the year, the Board gave particular weight to the Lipper reports furnished for the Annual Meeting. The Lipper reports prepared for the Series showed the investment performance of its Standard Class shares in comparison to a group of similar funds as selected by Lipper (the “Performance Universe”). A fund with the best performance ranked first, and a fund with the poorest performance ranked last. The highest/best performing 25% of funds in the Performance Universe make up the first quartile; the next 25%, the second quartile; the next 25%, the third quartile; and the poorest/worst performing 25% of funds in the Performance Universe make up the fourth quartile. Comparative annualized performance for the Series was shown for the past 1-, 3-, 5-, and 10-year periods, as applicable, ended March 31, 2015. The Board’s objective is that the Series’ performance for the periods considered be at or above the median of its Performance Universe.

Lipper currently classifies the Series as a core plus bond fund. Management believes that it would be more appropriate to include the Series in the general bond funds category. Accordingly, the Lipper report prepared for the Series compares the Series’ performance to two separate Performance Universes – one, consisting of all underlying variable insurance product core plus bond funds, and the other, consisting of all underlying variable insurance product general bond funds. When compared to other core plus bond funds, the Lipper report comparison showed that the Series’ total return for the 1-year period was in the third quartile of its Performance Universe. The report further showed that the Series’ total return for the 3- and 5-year periods was in the second quartile of its Performance Universe and the Series’ total return for the 10-year period was in the first quartile of its Performance Universe. When compared to other general bond funds, the Lipper report comparison showed that the Series’ total return for the 1-, 3-, 5-, and 10-year periods was in the second quartile, third quartile, fourth quartile, and first quartile, respectively, of its Performance Universe. The Board was satisfied with performance.

Comparative expenses. The Board considered expense comparison data for the Delaware Investments Family of Funds. Management provided the Board with information on pricing levels and fee structures for the Series as of its most recently completed fiscal year. The Board also focused on the comparative analysis of effective management fees and total expense ratios of the Series versus effective management fees and expense ratios of a group of similar funds as selected by Lipper (the “Expense Group”). In reviewing comparative costs, the Series’ contractual management fee and the actual management fee incurred by the Series were compared with the contractual management fees (assuming all funds in the Expense Group were similar in size to the Series) and actual management fees (as reported by each fund) within the Expense Group, taking into account any applicable breakpoints and fee waivers. The Series’ total expenses were also compared with those of its Expense Group. The Lipper total expenses, for comparative consistency, were shown by Lipper for Standard Class shares which do not charge 12b-1 and non-12b-1 service fees. The Board considered fees paid to DMC for non-management services. The Board’s objective is to limit the Series’ total expense ratio to be competitive with that of the Expense Group.

Diversified Income Series-45

 Delaware VIP® Diversified Income Series

 Other Series information (Unaudited)

Board consideration of Delaware VIP Diversified Income Series investment management agreement (continued)

When compared to other core plus bond funds, the expense comparisons for the Series showed that the actual management fee and total expenses were in the quartile with the second lowest expenses of its Expense Group. When compared to other core bond/general bond/global income/high yield funds, the expense comparisons for the Series showed that the actual management fee was in the quartile with the highest expenses of its Expense Group and its total expenses were in the quartile with the second highest expenses of its Expense Group. When compared to other core bond/general bond/global income/high yield funds, the Series’ total expenses were not in line with the Board’s objective. In evaluating total expenses, the Board considered 12b-1 waivers in place through April 29, 2016 and various initiatives implemented by Management. The Board was satisfied with Management’s efforts to improve the Series’ total expense ratio and to bring it in line with the Board’s objective.

Management profitability. The Board considered the level of profits realized by DMC in connection with the operation of the Series. In this respect, the Board reviewed the Investment Management Profitability Analysis that addressed the overall profitability of DMC’s business in providing management and other services to each of the individual funds and the Delaware Investments® Family of Funds as a whole. Specific attention was given to the methodology followed in allocating costs for the purpose of determining profitability. Management stated that the level of profits of DMC, to a certain extent, reflects recent operational cost savings and efficiencies initiated by DMC. The Board considered DMC’s efforts to improve services provided to fund shareholders and to meet additional regulatory and compliance requirements resulting from recent industry-wide Securities and Exchange Commission initiatives. The Board also considered the extent to which DMC might derive ancillary benefits from fund operations, including the potential for procuring additional business as a result of the prestige and visibility associated with its role as service provider to the Delaware Investments Family of Funds and the benefits from allocation of fund brokerage to improve trading efficiencies. The Board found that the management fees were reasonable in light of the services rendered and the profitability of DMC.

Economies of scale. The Trustees considered whether economies of scale are realized by DMC as the Series’ assets increase and the extent to which any economies of scale are reflected in the level of management fees charged. The Trustees reviewed the standardized advisory fee pricing and structure approved by the Board and shareholders, which includes breakpoints, and which applies to most funds in the Delaware Investments Family of Funds complex. Breakpoints in the advisory fee occur when the advisory fee rate is reduced on assets in excess of specified levels. Breakpoints result in a lower advisory fee, than would otherwise be the case in the absence of breakpoints, when the asset levels specified in the breakpoints are exceeded. The Board noted that the fee under the Series’ management contract fell within the standardized fee pricing structure. The Board also noted that the Series’ assets exceeded the second breakpoint level. The Board believed that, given the extent to which economies of scale might be realized by the adviser and its affiliates, the schedule of fees under the Investment Management Agreement provides a sharing of benefits with the Series and its shareholders.

Diversified Income Series-46

 Delaware VIP® Diversified Income Series

 Other Series information (Unaudited)

Tax Information

All disclosures are based on financial information available as of the date of this annual report and, accordingly are subject to change. For any and all items requiring reporting, it is the intention of the Series to report the maximum amount permitted under the Internal Revenue Code and the regulations thereunder.

For the year ended Dec. 31, 2015, the Series reports distributions paid during the year as follows:

(A) Long-Term Capital Gain Distributions (Tax Basis)	(B) Ordinary Income Distributions (Tax Basis)	Total Distributions (Tax Basis)
11.85%	88.15%	100.00%

(A) and (B) are based on a percentage of the Series’ total distributions.

Diversified Income Series-47

Delaware Investments® Family of Funds

Board of trustees/directors and officers addendum

A mutual fund is governed by a Board of Trustees/Directors (“Trustees”), which has oversight responsibility for the management of a fund’s business affairs. Trustees establish procedures and oversee and review the performance of the investment manager, the distributor, and others who perform services for the fund. The independent fund trustees, in particular, are advocates for shareholder interests. Each trustee has served in that capacity since he or she was elected to or appointed to the Board of Trustees, and will continue to serve until his or her retirement or the election of a new trustee in his or her place. The following is a list of the Trustees and Officers with certain background and related information.

Name, Address, and Birth Date	Position(s) Held with Fund(s)	Length of Time Served	Principal Occupation(s) During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee or Officer	Other Directorships Held by Trustee or Officer
INTERESTED TRUSTEE

Shawn K. Lytle[1] 2005 Market Street Philadelphia, PA 19103 February 1970	President, Chief Executive Officer, and Trustee	Trustee since September 2015 President and Chief Executive Officer since August 2015	Shawn K. Lytle has served as President of Delaware Investments[2] since June 2015 and was the Regional Head of Americas for UBS Global Asset Management from 2010 through 2015.	65	Trustee — UBS Relationship Funds, SMA Relationship Trust, and UBS Funds (May 2010–April 2015)
INDEPENDENT TRUSTEES

Thomas L. Bennett 2005 Market Street Philadelphia, PA 19103	Chairman and Trustee	Trustee since March 2005	Private Investor (March 2004–Present)	65	Director — Bryn Mawr Bank Corp. (BMTC) (2007–2011)
October 1947		Chairman since March 2015
Ann D. Borowiec 2005 Market Street Philadelphia, PA 19103 November 1958	Trustee	Since March 2015	Chief Executive Officer Private Wealth Management (2011–2013) and Market Manager, New Jersey Private Bank (2005–2011) — J.P. Morgan Chase & Co.	65	None
Joseph W. Chow 2005 Market Street Philadelphia, PA 19103 January 1953	Trustee	Since January 2013	Executive Vice President (Emerging Economies Strategies, Risk and Corporate Administration) State Street Corporation (July 2004–March 2011)	65	Director and Audit Committee Member — Hercules Technology Growth Capital, Inc. (2004–2014)
John A. Fry 2005 Market Street Philadelphia, PA 19103 May 1960	Trustee	Since January 2001	President — Drexel University (August 2010–Present) President — Franklin & Marshall College (July 2002–July 2010)	65	Director — Hershey Trust Company Director, Audit Committee, and Governance Committee Member — Community Health Systems Director — Drexel Morgan & Co.
Lucinda S. Landreth 2005 Market Street Philadelphia, PA 19103 June 1947	Trustee	Since March 2005	Private Investor (2004–Present)	65	None

Diversified Income Series-48

Name, Address, and Birth Date	Position(s) Held with Fund(s)	Length of Time Served	Principal Occupation(s) During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee or Officer	Other Directorships Held by Trustee or Officer

Frances A. Sevilla-Sacasa 2005 Market Street Philadelphia, PA 19103 January 1956	Trustee	Since September 2011	Chief Executive Officer — Banco Itaú International (April 2012–Present) Executive Advisor to Dean (August 2011–March 2012) and Interim Dean (January 2011–July 2011) — University of Miami School of Business Administration President — U.S. Trust, Bank of America Private Wealth Management (Private Banking) (July 2007–December 2008)	65	Trust Manager and Audit Committee Member — Camden Property Trust

Thomas K. Whitford 2005 Market Street Philadelphia, PA 19103 March 1956	Trustee	Since January 2013	Vice Chairman (2010–April 2013) Chief Administrative Officer (2008–2010) and Executive Vice President and Chief Administrative Officer (2007–2009) — PNC Financial Services Group	65	Director — HSBC Finance Corporation and HSBC North America Holdings Inc. Director — HSBC Bank
Janet L. Yeomans 2005 Market Street Philadelphia, PA 19103 July 1948	Trustee	Since April 1999	Vice President and Treasurer (January 2006–July 2012) Vice President — Mergers & Acquisitions (January 2003–January 2006), and Vice President and Treasurer (July 1995–January 2003) 3M Corporation	65	Director, Audit and Compliance Committee Chair, Investment Committee Member, and Governance Committee Member — Okabena Company Chair — 3M Investment Management Company (2005–2012)
OFFICERS

David F. Connor 2005 Market Street Philadelphia, PA 19103 December 1963	Senior Vice President, General Counsel, and Secretary	Senior Vice President, since May 2013; General Counsel since May 2015; Secretary since October 2005	David F. Connor has served as Senior Vice President of the Fund(s) and the investment advisor since 2013, General Counsel of the Fund(s) and the investment advisor since 2015, Secretary of the Fund(s) and the investment advisor since 2005.	65	None[3]
Daniel V. Geatens 2005 Market Street Philadelphia, PA 19103 October 1972	Vice President and Treasurer	Treasurer since October 2007	Daniel V. Geatens has served as Vice President and Treasurer of the Fund(s) since 2007 and Vice President and Director of Financial Administration of the investment advisor since 2010.	65	None[3]
Richard Salus 2005 Market Street Philadelphia, PA 19103 October 1963	Senior Vice President and Chief Financial Officer	Chief Financial Officer since November 2006	Richard Salus has served as Senior Vice President and Chief Financial Officer of the Fund(s) and the investment advisor since 2006.	65	None[3]
[1]	Shawn K. Lytle is considered to be an “Interested Trustee” because he is an executive officer of the Fund’s(s’) investment advisor.
[2]	Delaware Investments is the marketing name for Delaware Management Holdings, Inc. and its subsidiaries, including the Fund’s(s’) investment advisor, principal underwriter, and its transfer agent.
[3]	David F. Connor, Daniel V. Geatens, and Richard Salus serve in similar capacities for the six portfolios of the Optimum Fund Trust, which have the same investment advisor, principal underwriter, and transfer agent as the registrant.

The Statement of Additional Information for the Series includes additional information about the Trustees and Officers and is available, without charge, upon request by calling 800 523-1918.

Diversified Income Series-49

The Series files its complete schedule of portfolio holdings with the Securities and Exchange Commission (Commission) for the first and third quarters of each fiscal year on Form N-Q. The Series’ Forms N-Q, as well as a description of the policies and procedures that the Series uses to determine how to vote proxies (if any) relating to portfolio securities are available without charge (i) upon request, by calling 800 523-1918; and (ii) on the Commission’s website at sec.gov. In addition, a description of the policies and procedures that the Series uses to determine how to vote proxies (if any) relating to portfolio securities and the Schedule of Investments included in the Series’ most recent Form N-Q are available without charge on the Delaware Investments® Funds’ website at delawareinvestments.com. The Series’ Forms N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling 800 SEC-0330.

Information (if any) regarding how the Series voted proxies relating to portfolio securities during the most recently disclosed 12-month period ended June 30 is available without charge (i) through the Delaware Investments Funds’ website at delawareinvestments.com; and (ii) on the Commission’s website at sec.gov.

AR-VIPDIVINC [12/15] BNY 20817 (2/16)(16014)	Diversified Income Series-50

Delaware VIP® Trust
Delaware VIP Emerging Markets Series
Annual report
December 31, 2015

Neither Delaware Investments nor its affiliates noted in this document are authorized deposit-taking institutions for the purpose of the Banking Act 1959 (Commonwealth of Australia). The obligations of these entities do not represent deposits or other liabilities of Macquarie Bank Limited (MBL). MBL does not guarantee or otherwise provide assurance in respect of the obligations of these entities, unless noted otherwise.

Unless otherwise noted, views expressed herein are current as of Dec. 31, 2015, and subject to change for events occurring after such date.

The Series is not FDIC insured and is not guaranteed. It is possible to lose the principal amount invested.

Mutual fund advisory services provided by Delaware Management Company, a series of Delaware Management Business Trust, which is a registered investment advisor and member of Macquarie Group. Delaware Investments, a member of Macquarie Group, refers to Delaware Management Holdings, Inc. and its subsidiaries, including the Series’ distributor, Delaware Distributors, L.P. Macquarie Group refers to Macquarie Group Limited and its subsidiaries and affiliates worldwide.

This material may be used in conjunction with the offering of shares in Delaware VIP Emerging Markets Series only if preceded or accompanied by the Series’ current prospectus or the summary prospectus.

© 2016 Delaware Management Holdings, Inc.

All third-party marks cited are the property of their respective owners.

Delaware VIP® Trust — Delaware VIP Emerging Markets Series
Portfolio management review	January 12, 2016

For the fiscal year ended Dec. 31, 2015, Delaware VIP Emerging Markets Series returned -14.51% for Standard Class shares and -14.77% for Service Class shares (both returns reflect reinvestment of all dividends). The Series performed in-line with its benchmark, the MSCI Emerging Markets Index, which returned -14.60% (gross) and -14.92% (net) for the same period.

Emerging market equities fell sharply during the Series’ fiscal year. Slowing economic growth in China, steep declines in commodities prices, and prospects for higher interest rates in the United States led to lackluster earnings growth and heightened investor risk aversion.

In China, equities rose sharply early in the fiscal period amid speculation that the government would provide stimulus to combat slowing economic growth. However, Chinese stocks plummeted in late June when the speculative bubble burst and tumbled further in late August after China devalued its currency. With anxiety reverberating globally that China’s economy was continuing to slow, commodity prices declined, emerging market currencies depreciated versus the U.S. dollar, and funds experienced outflows. The economies in Russia, the Middle East, and Brazil were among the most affected.

During the fiscal year, China contributed the most to relative performance due to favorable stock selection. The Series’ position in SINA benefited when its chairman increased his investment in the company, adding to speculation that the company could be privatized or acquired. Shares of TravelSky Technology outperformed due largely to strong demand in the Chinese travel industry. Among other stocks, shares of Sohu.com rallied after the company reported strong results in its search business. In addition, the company’s chairman proposed to increase his stake in the company.

In Russia, shares of AK Transneft outperformed Russian stocks within the benchmark, and outperformed the benchmark as a whole, due to reports that the company may be increasing its dividend. Hopes for thawing relations with the West and recent strong earnings aided shares of Sberbank.

In Israel, shares of Teva Pharmaceutical rose after the company announced a deal to acquire the generics business of Allergan. In Korea, shares of CJ Corp. outperformed Korean stocks within the benchmark, and outperformed the benchmark as a whole, as one of the company’s investments, CJ CheilJedang, benefited from growth in Korea’s processed food market.

In contrast, Brazil detracted the most from performance. Shares of consumer company B2W Cia Digital and telecommunication operators Tim Participacoes and Telefonica Brasil declined as general economic weakness reduced consumer purchasing power, which would likely hurt these consumer companies. In addition, currency depreciation eroded revenue and profits in U.S. dollar terms. Shares of BRF declined due to weak domestic demand while Cia Brasileira de Distribuicao underperformed as demand for electronics waned.

In the U.S., shares of Yahoo! declined in sympathy with shares of Alibaba, which is experiencing slower-than-expected near-term growth. Elsewhere, in Taiwan, underperformance primarily stemmed from the Series’ position in MediaTek, which declined primarily due to weak demand for non-Apple smartphones. In Mexico, the Series’ position in Grupo Televisa also detracted from performance on weaker-than-expected advertising revenue, raising questions about whether this is a cyclical or longer-term structural downturn. In addition, the correction in U.S. media stocks seems to have cast a cloud over the company’s proposed initial public offering of Univision. We believe that Grupo Televisa’s ecosystem remains robust and that the company appears well-positioned to benefit if long-term growth in consumption and income occurs. Shares of Empresas ICA declined due to disappointing earnings coupled with slow progress in reducing its debt through asset divestiture.

Among sectors, technology contributed the most to performance due to the Series’ positions in SINA, TravelSky Technology, and Sohu.com. On the negative side, the consumer staples sector detracted the most from performance, hurt by Cia Brasileira de Distribuicao and BRF.

Our investment approach remains centered on identifying individual companies that we believe possess sustainable franchises and favorable long-term growth prospects, trading at significant discounts to our estimation of their intrinsic value. We are particularly focused on companies that we think appear likely to benefit from long-term changes in how people in emerging markets live and work. Sectors we currently favor include technology and telecommunications. In the short term, global growth concerns are eclipsing fundamental valuation merits. However, we remain patient with our investments and continue to believe that companies with what we view as sound fundamentals have the potential to outperform over the long term.

Unless otherwise noted, views expressed herein are current as of Dec. 31, 2015, and subject to change.
Emerging Markets Series-1

 Delaware VIP® Trust — Delaware VIP Emerging Markets Series

 Performance summary

The performance quoted represents past performance and does not guarantee future results. Investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted.

Carefully consider the Series’ investment objectives, risk factors, charges, and expenses before investing. This and other information can be found in the Series’ prospectus and its summary prospectus, which may be obtained by calling 800 523-1918. Investors should read the prospectus and the summary prospectus carefully before investing.

Delaware VIP Emerging Markets Series
Average annual total returns
For periods ended Dec. 31, 2015	1 year	3 years	5 years	10 years	Lifetime

Standard Class shares (commenced operations on May 1, 1997)	–14.51%	–4.69%	–4.49%	+3.67%	+6.30%

Service Class shares (commenced operations on May 1, 2000)	–14.77%	–4.94%	–4.74%	+3.41%	+8.75%

MSCI Emerging Markets Index (gross)	–14.60%	–6.42%	–4.47%	+3.95%	n/a

MSCI Emerging Markets Index (net)	–14.92%	–6.76%	–4.81%	+3.61%	n/a

Returns reflect the reinvestment of all distributions. Please see page 3 for a description of the index.

As described in the Series’ most recent prospectus, the net expense ratio for Service Class shares of the Series was 1.63%, while total operating expenses for Standard Class and Service Class shares were 1.38% and 1.68%, respectively. The management fee for Standard Class and Service Class shares was 1.24%.

The Series’ distributor has contracted to limit the 12b-1 fees for Service Class shares to no more than 0.25% of average daily net assets from Jan. 1, 2015 through Dec. 31, 2015.*

Earnings from a variable annuity or variable life investment compound tax-free until withdrawal, and as a result, no adjustments were made for income taxes.

Expense limitations were in effect for both classes during certain periods shown in the Series performance table above and in the Performance of a $10,000 Investment graph on the next page.

Performance data do not reflect insurance fees related to a variable annuity or variable life investment or the deferred sales charge that would apply to certain withdrawals of investments held for fewer than eight years. Performance shown here would have been reduced if such fees were included and the expense limitation removed. For more information about fees, consult your variable annuity or variable life prospectus.

Investments in variable products involve risk.

International investments entail risks not ordinarily associated with U.S. investments including fluctuation in currency values, differences in accounting principles, or economic or political instability in other nations. Investing in emerging markets can be riskier than investing in established foreign markets due to increased volatility and lower trading volume.

Investments in small and/or medium sized companies typically exhibit greater risk and higher volatility than larger, more established companies.

Please read both the contract and underlying prospectus for specific details regarding the product’s risk profile.

*The contractual waiver period is from April 30, 2014 through April 29, 2016.

Emerging Markets Series-2

 Delaware VIP® Emerging Markets Series

 Performance summary (continued)

For period beginning Dec. 31, 2005 through Dec. 31, 2015	Starting value	Ending value
- -MSCI Emerging Markets Index (gross)	$10,000	$14,730
– Delaware VIP Emerging Markets Series (Standard Class)	$10,000	$14,345
---MSCI Emerging Markets Index (net)	$10,000	$14,261

The graph shows a $10,000 investment in the Delaware VIP Emerging Markets Series Standard Class shares for the period from Dec. 31, 2005 through Dec. 31, 2015.

The graph also shows $10,000 invested in the MSCI Emerging Markets Index for the period from Dec. 31, 2005 through Dec. 31, 2015. The MSCI Emerging Markets Index measures equity market performance across emerging market countries worldwide. Index “gross” return approximates the maximum possible dividend reinvestment. Index “net” return approximates the minimum possible dividend reinvestment, after deduction of withholding tax at the highest possible rate.

Index performance returns do not reflect any management fees, transaction costs or expenses. Indices are unmanaged and one cannot invest directly in an index.

Performance of Service Class shares will vary due to different charges and expenses.

Past performance is not a guarantee of future results.

Emerging Markets Series-3

 Delaware VIP® Trust — Delaware VIP Emerging Markets Series

 Disclosure of Series expenses

 For the six-month period from July 1, 2015 to December 31, 2015 (Unaudited)

As a shareholder of the Series, you incur ongoing costs, which may include management fees; distribution and/or service (12b-1) fees; and other Series expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Series and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period from July 1, 2015 to Dec. 31, 2015.

Actual expenses

The first section of the table shown, “Actual Series Return,” provides information about actual account values and actual expenses. You may use the information in this section of the table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical example for comparison purposes

The second section of the table shown, “Hypothetical 5% Return,” provides information about hypothetical account values and hypothetical expenses based on the Series’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Series’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Series and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. As a shareholder of the Series, you do not incur any transaction costs, such as sales charges (loads), redemption fees or exchange fees, but shareholders of other funds may incur such costs. Also, the fees related to the variable annuity investment or the deferred sales charge that could apply have not been included. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The Series’ actual expenses shown in the table reflect fee waivers in effect for Service Class shares. The expenses shown in the table assume reinvestment of all dividends and distributions.

Expense analysis of an investment of $1,000

	Beginning Account Value 7/1/15	Ending Account Value 12/31/15	Annualized Expense Ratio	Expenses Paid During Period 7/1/15 to 12/31/15*
Actual Series return†
Standard Class	$1,000.00	$844.70	1.34%	$6.23
Service Class	1,000.00	842.90	1.59%	7.39
Hypothetical 5% return (5% return before expenses)
Standard Class	$1,000.00	$1,018.45	1.34%	$6.82
Service Class	1,000.00	1,017.19	1.59%	8.08

*	“Expenses Paid During Period” are equal to the Series’ annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

†	Because actual returns reflect only the most recent six-month period, the returns shown may differ significantly from fiscal year returns.

Emerging Markets Series-4

 Delaware VIP® Trust — Delaware VIP Emerging Markets Series

 Security type / country and sector allocations

 As of December 31, 2015 (Unaudited)

Sector designations may be different than the sector designations presented in other Series materials. The sector designations may represent the investment manager’s internal sector classifications, which may result in the sector designations for one series being different than another series’ sector designations.

Security type / country	Percentage of net assets

Common Stock by Country	94.23%
Argentina	3.65%
Bahrain	0.09%
Brazil	9.85%
Chile	0.84%
China/Hong Kong	25.80%
Colombia	0.26%
France	1.77%
India	5.83%
Indonesia	0.15%
Malaysia	1.26%
Mexico	6.66%
Netherlands	0.34%
Peru	0.11%
Poland	0.95%
Republic of Korea	17.57%
Russia	4.84%
South Africa	2.64%
Taiwan	8.50%
Thailand	0.77%
Turkey	0.88%
United Kingdom	0.18%
United States	1.29%
Exchange-Traded Fund	1.43%
Preferred Stock by Country	5.79%
Brazil	1.09%
Republic of Korea	2.56%
Russia	2.14%
Participation Notes	0.00%
Rights	0.00%
Total Value of Securities	101.45%
Liabilities Net of Receivables and Other Assets	(1.45%)
Total Net Assets	100.00%

Common stock, preferred stock, participation notes and rights by sector²	Percentage of net assets
Consumer Discretionary	6.64%
Consumer Staples	10.16%
Energy	15.15%
Financials	13.53%
Healthcare	1.77%
Industrials	3.27%
Information Technology*	31.02%
Materials	5.19%
Telecommunication Services	12.50%
Utilities	0.79%

Total	100.02%

²Narrow industries are utilized for compliance purposes for diversification whereas broad sectors are used for financial reporting.

* To monitor compliance with the Series’ concentration guidelines, the Information Technology sector (as disclosed herein for financial reporting purposes) is divided into various sub-categories or “industries,” in this case, electronics, internet, semiconductors, and software. As of Dec. 31, 2015, such amounts, as a percentage of total net assets, were 0.92%, 17.41%, 11.43%, and 1.26%, respectively. The percentage in any such single industry will comply with the Series’ concentration policy even if the percentage in the “Information Technology sector” for financial reporting purposes may exceed 25%.

Emerging Markets Series-5

 Delaware VIP® Trust – Delaware VIP Emerging Markets Series

 Schedule of investments

 December 31, 2015

	Number of shares	Value (U.S. $)
Common Stock – 94.23% Δ
Argentina – 3.65%
Arcos Dorados Holdings Class A	449,841	$1,399,006
Cresud ADR †	326,450	4,211,205
Grupo Clarin Class B GDR 144A #@=	209,100	4,109,517
IRSA Inversiones y Representaciones ADR	430,000	5,289,000
Pampa Energia ADR †	44,500	914,475
YPF ADR	106,800	1,678,896

		17,602,099

Bahrain – 0.09%
Aluminum Bahrain GDR 144A #@	91,200	449,835

		449,835

Brazil – 9.85%
AES Tiete	319,936	1,167,207
B2W Cia Digital †	826,120	3,176,582
Banco Bradesco ADR	600,000	2,886,000
Banco Santander Brasil ADR	476,000	1,851,640
Braskem ADR	78,499	1,062,876
BRF ADR	341,500	4,719,530
Centrais Eletricas Brasileiras †	711,800	1,035,136
Cia Brasileira de Distribuicao ADR	395,790	4,163,711
Cia Hering	514,500	1,975,749
Cyrela Brazil Realty Empreendimentos e Participacoes	266,900	505,390
Fibria Celulose ADR	450,000	5,710,500
Gerdau	389,400	342,131
Gerdau ADR	444,900	533,880
Hypermarcas †	553,000	3,031,112
Itau Unibanco Holding ADR	665,500	4,332,405
JBS	393,784	1,227,841
Petroleo Brasileiro ADR †	488,906	2,102,296
Rumo Logistica Operadora Multimodal †	166,548	262,386
Telefonica Brasil ADR	350,000	3,160,500
Tim Participacoes ADR	500,000	4,240,000

		47,486,872

Chile – 0.84%
Sociedad Quimica y Minera de Chile ADR	212,100	4,032,021

		4,032,021

China/Hong Kong – 25.80%
Alibaba Group Holding ADR †	70,000	5,688,900
Baidu ADR †	130,000	24,575,200
Bank of China	13,346,000	5,921,723
China Construction Bank	7,118,000	4,855,468
China Mengniu Dairy	1,448,000	2,350,567
China Mobile ADR	200,000	11,266,000
China Petroleum & Chemical	2,260,000	1,357,169
China Petroleum & Chemical ADR	42,234	2,533,195
China Unicom Hong Kong ADR	236,692	2,854,506
First Pacific	3,185,195	2,109,962
Fosun International	131,708	204,657
JD.com ADR †	91,700	2,958,702

	Number of shares	Value (U.S. $)
Common Stock Δ (continued)
China/Hong Kong (continued)
Kunlun Energy	4,622,900	$4,104,667
PetroChina Class H	3,000,000	1,963,897
PetroChina ADR	40,000	2,623,600
Qihoo 360 Technology ADR †	100,000	7,281,000
Qunar Cayman Islands ADR †	42,500	2,241,450
SINA †	200,000	9,880,000
Sohu.com †	227,989	13,038,691
Tencent Holdings	412,500	8,076,640
Tianjin Development Holdings	35,950	21,680
Tingyi Cayman Islands Holding	1,706,000	2,423,649
TravelSky Technology	3,700,441	6,058,655

		124,389,978

Colombia – 0.26%
Almacenes Exito	300,000	1,256,891

		1,256,891

France – 1.77%
Sanofi ADR	200,000	8,530,000

		8,530,000

India – 5.83%
Cairn India	473,000	982,978
Indiabulls Real Estate GDR †	44,628	43,111
Rattanindia Infrastructure GDR =†	131,652	6,562
Reliance Communications †	1,194,362	1,587,738
Reliance Industries	800,000	12,239,823
Reliance Industries GDR 144A #	430,000	13,158,000
Sify Technologies ADR	91,200	90,288

		28,108,500

Indonesia – 0.15%
Tambang Batubara Bukit Asam Persero	2,241,097	726,587

		726,587

Malaysia – 1.26%
Hong Leong Bank	1,549,790	4,829,157
UEM Sunrise	4,748,132	1,233,760

		6,062,917

Mexico – 6.66%
America Movil Class L ADR	210,742	2,963,033
Cemex ADR †	468,000	2,606,760
Fomento Economico Mexicano ADR	98,307	9,078,651
Grupo Financiero Banorte Class O	754,700	4,151,468
Grupo Lala	606,200	1,402,782
Grupo Televisa ADR	432,500	11,768,325
Telesites †	210,742	137,447

		32,108,466

Netherlands – 0.34%
Vimpelcom ADR	500,800	1,642,624

		1,642,624

Peru – 0.11%
Cia de Minas Buenaventura ADR †	125,440	536,883

		536,883

Emerging Markets Series-6

 Delaware VIP® Emerging Markets Series

 Schedule of investments (continued)

	Number of shares	Value (U.S. $)
Common Stock Δ (continued)
Poland – 0.95%
Jastrzebska Spolka Weglowa †	26,987	$73,266
Polski Koncern Naftowy Orlen	261,369	4,499,049

		4,572,315

Republic of Korea – 17.57%
CJ @	45,695	9,686,207
Hite Jinro	150,000	2,975,316
KB Financial Group ADR	165,996	4,626,309
KCC	3,272	1,151,914
KT †	99,830	2,387,386
LG Display ADR	188,309	1,965,946
LG Electronics	62,908	2,854,266
LG Uplus	500,000	4,406,160
Lotte Chilsung Beverage	8	15,109
Lotte Confectionery	2,904	5,618,817
Samsung Electronics	19,654	20,919,967
Samsung Life Insurance	71,180	6,638,218
Samsung SDI	17,625	1,690,931
SK Communications †	95,525	353,693
SK Hynix	120,000	3,093,649
SK Telecom	16,491	3,012,016
SK Telecom ADR	660,000	13,299,000

		84,694,904

Russia – 4.84%
Chelyabinsk Zinc Plant GDR @†	69,200	437,738
Enel OGK-5 GDR	15,101	7,381
Etalon Group GDR 144A #=	354,800	635,092
Gazprom ADR	783,900	2,914,731
Lukoil ADR (London International Exchange)	133,500	4,321,581
MegaFon GDR	234,178	2,724,231
Mobile TeleSystems ADR	154,402	954,204
Sberbank of Russia @=	3,308,402	4,589,192
Surgutneftegas ADR	294,652	1,366,674
Volga Territorial Generating †	25,634	180
VTB Bank GDR	861,186	1,812,838
VTB Bank OJSC	411,634,850	449,305
Yandex Class A †	200,000	3,144,000

		23,357,147

South Africa – 2.64%
ArcelorMittal South Africa †	374,610	109,157
Impala Platinum Holdings †	135,751	219,665
Sasol	76,270	2,059,669
Sasol ADR	65,127	1,746,706
Standard Bank Group	287,970	2,111,449
Sun International	168,124	1,012,926
Tongaat-Hulett	182,915	1,101,212
Vodacom Group	444,868	4,385,652

		12,746,436

Taiwan – 8.50%
Formosa Chemicals & Fibre	2,128,998	4,765,780
Hon Hai Precision Industry	1,005,188	2,454,838

	Number of shares	Value (U.S. $)
Common Stock Δ (continued)
Taiwan (continued)
MediaTek	1,000,000	$7,547,644
Mitac Holdings	6,600,000	4,922,027
President Chain Store	890,000	5,543,043
Taiwan Semiconductor Manufacturing	2,375,864	10,228,564
United Microelectronics	6,688,461	2,439,088
United Microelectronics ADR	889,700	1,672,636
Walsin Lihwa †	6,477,100	1,433,387

		41,007,007

Thailand – 0.77%
Bangkok Bank-Foreign	638,091	2,721,317
PTT Exploration & Production - Foreign	617,051	980,465

		3,701,782

Turkey – 0.88%
Turkcell Iletisim Hizmetleri	368,462	1,249,046
Turkiye Sise ve Cam Fabrikalari	2,739,052	2,993,685

		4,242,731

United Kingdom – 0.18%
Anglo American ADR	92,815	202,801
Griffin Mining @†	1,642,873	641,831

		844,632

United States – 1.29%
Avon Products	241,200	976,860
Yahoo †	157,300	5,231,798

		6,208,658

Total Common Stock (cost $562,891,500)		454,309,285

Exchange-Traded Fund – 1.43%
iShares MSCI Turkey	190,000	6,908,400

Total Exchange-Traded Fund (cost $8,387,114)		6,908,400

Preferred Stock – 5.79% Δ
Brazil – 1.09%
Braskem Class A 2.22%	288,768	2,013,677
Centrais Eletricas Brasileiras Class B 1.07%	233,700	615,994
Petroleo Brasileiro Class A ADR †	403,795	1,372,903
Vale Class A 8.87%	489,400	1,266,499

		5,269,073

Republic of Korea – 2.56%
CJ 0.83%	28,030	3,110,255
Samsung Electronics 2.03%	9,995	9,220,465

		12,330,720

Russia – 2.14%
AK Transneft 0.39% =	3,887	10,329,903

		10,329,903

Total Preferred Stock (cost $28,454,111)		27,929,696

Emerging Markets Series-7

 Delaware VIP® Emerging Markets Series

 Schedule of investments (continued)

	Number of shares	Value (U.S. $)
Participation Notes – 0.00%
Lehman Indian Oil CW 12 LEPO 144A #=†	100,339	$0
Lehman Oil & Natural Gas CW 12 LEPO =†	146,971	0

Total Participation Notes (cost $4,952,197)		0

Rights – 0.00%
ArcelorMittal South Africa exercise price ZAR 6.50, expiration date 1/8/16 †	614,118	397

	Number of shares	Value (U.S. $)
Rights (continued)
Rumo Logistica Operadora Multimodal exercise price BRL 6.05, expiration date 2/1/16 †	59,842	$2,266

Total Rights (cost $0)		2,663

Total Value of Securities – 101.45% (cost $604,684,922)	$489,150,044

#

Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. At Dec. 31, 2015, the aggregate value of Rule 144A securities was $18,352,444, which represents 3.81% of the Series’ net assets. See Note 11 in “Notes to financial statements.”

@	Illiquid security. At Dec. 31, 2015, the aggregate value of illiquid securities was $19,914,320, which represents 4.13% of the Series’ net assets. See Note 11 in “Notes to financial statements.”
=

Security is being fair valued in accordance with the Series’ fair valuation policy. At Dec. 31, 2015, the aggregate value of fair valued securities was $19,670,266, which represents 4.08% of the Series’ net assets. See Note 1 in “Notes to financial statements.”

†	Non-income-producing security.
Δ	Securities have been classified by country of origin. Aggregate classification by business sectors has been presented on page 5 in “Security type / country and sector allocations.”

The following foreign currency exchange contracts were outstanding at Dec. 31, 2015:1

Foreign Currency Exchange Contracts

Counterparty	Contracts to Receive (Deliver)		In Exchange For		Settlement Date	Unrealized Appreciation (Depreciation)
BNYM	COP	1,309,918,000	USD	(406,676)	1/4/16	$5,788

The use of foreign currency exchange contracts involves elements of market risk and risks in excess of the amount disclosed in the financial statements. The foreign currency exchange contracts presented above represents the Series’ total exposure in such contracts, whereas only the net unrealized appreciation (depreciation) is reflected in the Series’ net assets.

1See Note 8 in “Notes to financial statements.”

Summary of Abbreviations:

ADR – American Depositary Receipt

BNYM – BNY Mellon

COP – Colombian Peso

ETF – Exchange Traded Fund

GDR – Global Depositary Receipt

LEPO – Low Exercise Price Option

OJSC – Open Joint Stock Company

USD – U.S. Dollar

See accompanying notes, which are an integral part of the financial statements.

Emerging Markets Series-8

Delaware VIP® Trust — Delaware VIP Emerging Markets Series
Statement of assets and liabilities	December 31, 2015

Assets:
Investments, at value[1]	$489,150,044
Foreign currencies, at value[2]	476,184
Dividends and interest receivable	1,233,102
Receivable for series shares sold	104,185
Unrealized appreciation on foreign currency exchange contracts	5,788

Total assets	490,969,303

Liabilities:
Cash overdraft	6,891,914
Payable for series shares redeemed	570,301
Payable for securities purchased	504,011
Investment management fees payable	518,424
Capital gain tax payable	120,403
Other accrued expenses	120,076
Distribution fees payable	67,377
Other affiliates payable	14,706
Trustees’ fees and expenses payable	1,363

Total liabilities	8,808,575

Total Net Assets	$482,160,728

Net Assets Consist of:
Paid-in capital	$586,703,588
Undistributed net investment income	1,020,895
Accumulated net realized gain on investments	10,105,292
Net unrealized depreciation of investments	(115,534,878)
Net unrealized depreciation of foreign currencies	(139,957)
Net unrealized appreciation of foreign currency exchange contracts	5,788

Total Net Assets	$482,160,728

Standard Class:
Net assets	$172,097,930
Shares of beneficial interest outstanding, unlimited authorization, no par	10,579,183
Net asset value per share	$16.27

Service Class:
Net assets	$310,062,798
Shares of beneficial interest outstanding, unlimited authorization, no par	19,123,261
Net asset value per share	$16.21
[1]Investments, at cost	$604,684,922
[2]Foreign currencies, at cost	491,000

See accompanying notes, which are an integral part of the financial statements.

Emerging Markets Series-9

 Delaware VIP® Trust —

 Delaware VIP Emerging Markets Series

 Statement of operations

  Year ended December 31, 2015

Investment Income:
Dividends	$12,449,567
Interest	4,452
Foreign tax withheld	(1,574,330)

10,879,689

Expenses:
Management fees	6,552,652
Distribution expenses - Service Class	1,038,963
Custodian fees	202,727
Accounting and administration expenses	167,479
Reports and statements to shareholders	115,365
Legal fees	45,091
Dividend disbursing and transfer agent fees and expenses	44,562
Audit and tax	40,829
Trustees’ fees and expenses	24,958
Registration fees	794
Other	21,182

8,254,602
Less waived distribution expenses - Service Class	(173,161)

Total operating expenses	8,081,441

Net Investment Income	2,798,248

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	10,958,602
Foreign currencies	(89,600)
Foreign currency exchange contracts	4,177

Net realized gain	10,873,179

Net change in unrealized appreciation (depreciation) of:
Investments*	(92,879,950)
Foreign currencies	35,800
Foreign currency exchange contracts	5,788

Net change in unrealized appreciation (depreciation)	(92,838,362)

Net Realized and Unrealized Loss	(81,965,183)

Net Decrease in Net Assets Resulting from Operations	$(79,166,935)

* Includes $96,017 decrease in capital gains taxes.

Delaware VIP Trust —

Delaware VIP Emerging Markets Series

Statements of changes in net assets

	Year ended
	12/31/15	12/31/14
Increase (Decrease) in Net Assets from Operations:
Net investment income	$2,798,248	$2,596,659
Net realized gain	10,873,179	10,634,212
Net change in unrealized appreciation (depreciation)	(92,838,362)	(58,142,637)

Net decrease in net assets resulting from operations	(79,166,935)	(44,911,766)

Dividends and Distributions to Shareholders from:
Net investment income:
Standard Class	(1,532,363)	(1,159,471)
Service Class	(2,026,629)	(1,618,866)

Net realized gain:
Standard Class	(3,597,723)	(678,506)
Service Class	(7,093,200)	(1,522,505)

	(14,249,915)	(4,979,348)

Capital Share Transactions:
Proceeds from shares sold:
Standard Class	46,941,160	36,995,920
Service Class	40,578,196	40,873,772

Net asset value of shares issued upon reinvestment of dividends and distributions:
Standard Class	5,130,086	1,837,977
Service Class	9,119,829	3,141,371

	101,769,271	82,849,040

Cost of shares redeemed:
Standard Class	(19,407,226)	(25,758,626)
Service Class	(41,453,614)	(54,234,727)

	(60,860,840)	(79,993,353)

Increase in net assets derived from capital share transactions	40,908,431	2,855,687

Net Decrease in Net Assets	(52,508,419)	(47,035,427)

Net Assets:
Beginning of year	534,669,147	581,704,574

End of year	$482,160,728	$534,669,147

Undistributed net investment income	$1,020,895	$1,881,603

See accompanying notes, which are an integral part of the financial statements.

Emerging Markets Series-10

 Delaware VIP® Trust — Delaware VIP Emerging Markets Series

 Financial highlights

Selected data for each share of the Series outstanding throughout each period were as follows:

	Delaware VIP Emerging Markets Series Standard Class
	Year ended
	12/31/15	12/31/14	12/31/13	12/31/12	12/31/11
Net asset value, beginning of period	$19.540	$21.470	$19.840	$17.510	$22.190

Income (loss) from investment operations:
Net investment income[1]	0.127	0.133	0.138	0.205	0.228
Net realized and unrealized gain (loss)	(2.858)	(1.849)	1.839	2.316	(4.526)

Total from investment operations	(2.731)	(1.716)	1.977	2.521	(4.298)

Less dividends and distributions from:
Net investment income	(0.161)	(0.135)	(0.347)	(0.191)	(0.382)
Net realized gain	(0.378)	(0.079)	—	—	—

Total dividends and distributions	(0.539)	(0.214)	(0.347)	(0.191)	(0.382)

Net asset value, end of period	$16.270	$19.540	$21.470	$19.840	$17.510

Total return[2]	(14.51% )	(8.06% )	10.14%	14.44%	(19.78% )

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$172,098	$172,200	$175,134	$140,966	$160,142
Ratio of expenses to average net assets	1.37%	1.38%	1.41%	1.40%	1.39%
Ratio of net investment income to average net assets	0.70%	0.62%	0.68%	1.11%	1.11%
Portfolio turnover	6%	5%	16%	22%	16%

[1]	The average shares outstanding method has been applied for per share information.
[2]

Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which Delaware VIP Trust serves as an underlying investment vehicle.

See accompanying notes, which are an integral part of the financial statements.

Emerging Markets Series-11

 Delaware VIP® Emerging Markets Series

 Financial highlights (continued)

Selected data for each share of the Series outstanding throughout each period were as follows:

	Delaware VIP Emerging Markets Series Service Class
	Year ended
	12/31/15	12/31/14	12/31/13	12/31/12	12/31/11
Net asset value, beginning of period	$19.480	$21.400	$19.780	$17.450	$22.130

Income (loss) from investment operations:
Net investment income[1]	0.081	0.079	0.087	0.158	0.174
Net realized and unrealized gain (loss)	(2.865)	(1.836)	1.834	2.312	(4.520)

Total from investment operations	(2.784)	(1.757)	1.921	2.470	(4.346)

Less dividends and distributions from:
Net investment income	(0.108)	(0.084)	(0.301)	(0.140)	(0.334)
Net realized gain	(0.378)	(0.079)	—	—	—

Total dividends and distributions	(0.486)	(0.163)	(0.301)	(0.140)	(0.334)

Net asset value, end of period	$16.210	$19.480	$21.400	$19.780	$17.450

Total return[2]	(14.77% )	(8.26% )	9.86%	14.19%	(20.00% )

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$310,063	$362,469	$406,571	$389,349	$345,392
Ratio of expenses to average net assets	1.62%	1.63%	1.66%	1.65%	1.64%
Ratio of expenses to average net assets prior to fees waived	1.67%	1.68%	1.71%	1.70%	1.69%
Ratio of net investment income to average net assets	0.45%	0.37%	0.43%	0.86%	0.86%
Ratio of net investment income to average net assets prior to fees waived	0.40%	0.32%	0.38%	0.81%	0.81%
Portfolio turnover	6%	5%	16%	22%	16%

[1]	The average shares outstanding method has been applied for per share information.
[2]

Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return during all of the periods shown reflects a waiver by the distributor. Performance would have been lower had the waiver not been in effect. Total investment return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which Delaware VIP Trust serves as an underlying investment vehicle.

See accompanying notes, which are an integral part of the financial statements.

Emerging Markets Series-12

 Delaware VIP® Trust — Delaware VIP Emerging Markets Series

 Notes to financial statements

 December 31, 2015

Delaware VIP Trust (Trust) is organized as a Delaware statutory trust and offers 10 series: Delaware VIP Diversified Income Series, Delaware VIP Emerging Markets Series, Delaware VIP High Yield Series, Delaware VIP International Value Equity Series, Delaware VIP Limited-Term Diversified Income Series, Delaware VIP REIT Series, Delaware VIP Small Cap Value Series, Delaware VIP Smid Cap Growth Series, Delaware VIP U.S. Growth Series, and Delaware VIP Value Series. These financial statements and the related notes pertain to Delaware VIP Emerging Markets Series (Series). The Trust is an open-end investment company. The Series is considered diversified under the Investment Company Act of 1940, as amended, and offers Standard Class and Service Class shares. The Standard Class shares do not carry a 12b-1 fee and the Service Class shares carry a 12b-1 fee. The shares of the Series are sold only to separate accounts of life insurance companies.

The investment objective of the Series is to seek long-term capital appreciation.

1. Significant Accounting Policies

The following accounting policies are in accordance with U.S. generally accepted accounting principles (U.S. GAAP) and are consistently followed by the Series.

Security Valuation — Equity securities and exchange-traded funds (ETFs), except those traded on the Nasdaq Stock Market LLC (Nasdaq), are valued at the last quoted sales price as of the time of the regular close of the New York Stock Exchange on the valuation date. Equity securities and ETFs traded on the Nasdaq are valued in accordance with the Nasdaq Official Closing Price, which may not be the last sales price. If, on a particular day, an equity security or ETF does not trade, the mean between the bid and ask prices will be used, which approximates fair value. Securities listed on a foreign exchange are normally valued at the last quoted sales price on the valuation date. U.S. government and agency securities are valued at the mean between the bid and ask prices, which approximates fair value. Foreign currency exchange contracts and foreign cross currency exchange contracts are valued at the mean between the bid and ask prices, which approximates fair value. Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available. Generally, other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith under the direction of the Trust’s Board of Trustees (Board). In determining whether market quotations are readily available or fair valuation will be used, various factors will be taken into consideration, such as market closures or suspension of trading in a security. The Series may use fair value pricing more frequently for securities traded primarily in non-U.S. markets because, among other things, most foreign markets close well before the Series values its securities, generally as of 4:00 p.m. Eastern time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, government actions or pronouncements, aftermarket trading, or news events may have occurred in the interim. Whenever such a significant event occurs, the Series may value foreign securities using fair value prices based on third-party vendor modeling tools (international fair value pricing).

Federal and Foreign Income Taxes — No provision for federal income taxes has been made as the Series intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, and make the requisite distributions to shareholders. The Series evaluates tax positions taken or expected to be taken in the course of preparing the Series’ tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the “more-likely-than-not” threshold are recorded as a tax benefit or expense in the current year. Management has analyzed the Series’ tax positions taken for all open federal income tax years (Dec. 31, 2012–Dec. 31, 2015), and has concluded that no provision for federal income tax is required in the Series’ financial statements. In regard to foreign taxes only, the Series has open tax years in certain foreign countries in which it invests that may date back to the inception of the Series.

Class Accounting — Investment income, common expenses, and realized and unrealized gain (loss) on investments are allocated to the classes of the Series on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

Repurchase Agreements — The Series may purchase certain U.S. government securities subject to the counterparty’s agreement to repurchase them at an agreed upon date and price. The counterparty will be required on a daily basis to maintain the value of the collateral subject to the agreement at not less than the repurchase price (including accrued interest). The agreements are conditioned upon the collateral being deposited under the Federal Reserve book-entry system with the Series’ custodian or a third party sub-custodian. In the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings. At Dec. 31, 2015, the Series had no open repurchase agreements.

Foreign Currency Transactions — Transactions denominated in foreign currencies are recorded at the prevailing exchange rates on the valuation date in accordance with the Series’ prospectus. The value of all assets and liabilities denominated in foreign currencies is translated daily into U.S. dollars at the exchange rate of such currencies against the U.S. dollar. Transaction gains or losses resulting from changes in exchange rates during the reporting period or upon settlement of the foreign currency transaction are reported in operations for the current period. The Series generally does not bifurcate that portion of realized gains and losses on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices. The realized gains and losses are included on the “Statement of operations” under “Net realized and unrealized gain (loss) on investments.” The Series reports certain foreign currency related transactions as components of realized gains (losses) for financial reporting purposes, whereas such components are treated as ordinary income (loss) for federal income tax purposes.

Use of Estimates — The Series is an investment company, whose financial statements are prepared in conformity with U.S. GAAP. Therefore, the Series follows the accounting and reporting guidelines for investment companies. The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the fair value of investments, the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and the differences could be material.

Emerging Markets Series-13

 Delaware VIP® Emerging Markets Series

 Notes to financial statements (continued)

 1. Significant Accounting Policies (continued)

Other — Expenses directly attributable to the Series are charged directly to the Series. Other expenses common to various funds within the Delaware Investments® Family of Funds are generally allocated among such funds on the basis of average net assets. Management fees and some other expenses are paid monthly. Security transactions are recorded on the date the securities are purchased or sold (trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Taxable non-cash dividends are recorded as dividend income. Foreign dividends are also recorded on the ex-dividend date or as soon after the ex-dividend date that the Series is aware of such dividends, net of all tax withholdings, a portion of which may be reclaimable. Withholding taxes and reclaims on foreign dividends have been recorded in accordance with the Series’ understanding of the applicable country’s tax rules and rates. The Series may pay foreign capital gains taxes on certain foreign securities held, which are reported as components of realized losses for financial reporting purposes, whereas such components are treated as ordinary loss for federal income tax purposes.

The Series declares and pays dividends from net investment income and distributions from net realized gain on investments, if any, following the close of the fiscal year. The Series may distribute more frequently, if necessary for tax purposes. Dividends and distributions, if any, are recorded on the ex-dividend date.

The Series may receive earnings credits from its custodian when positive cash balances are maintained, which may be used to offset custody fees. There were no such earnings credits for the year ended Dec. 31, 2015.

The Series may receive earnings credits from its transfer agent when positive cash balances are maintained, which may be used to offset transfer agent fees. If the amount earned is greater than one dollar, the expense paid under this arrangement is included on the “Statement of operations” under “Dividend disbursing and transfer agent fees and expenses” with the corresponding expense offset shown under “Less expense paid indirectly.” For the year ended Dec. 31, 2015, the Series earned less than one dollar under this agreement.

During the year ended Dec. 31, 2015, the Series frequently maintained a negative cash balance with its custodian, which is considered a form of borrowing or leverage. If the Series maintains a negative cash balance and the Series’ investments decrease in value, the Series’ losses will be greater than if the Series did not maintain a negative cash balance. The Series is required to pay interest to the custodian on negative cash balances. During the year ended Dec. 31, 2015, the Series had an average outstanding overdraft balance equal to 0.21% of its average net assets for which it was charged interest of $2,898, which is included on the “Statement of operations” under “Custodian fees.” The average borrowing rate charged on the overdraft was 0.26%.

2. Investment Management, Administration Agreements, and Other Transactions with Affiliates

In accordance with the terms of its investment management agreement, the Series pays Delaware Management Company (DMC), a series of Delaware Management Business Trust and the investment manager, an annual fee which is calculated daily at the rate of 1.25% on the first $500 million of average daily net assets of the Series, 1.20% on the next $500 million, 1.15% on the next $1.5 billion, and 1.10% on average daily net assets in excess of $2.5 billion.

Delaware Investments Fund Services Company (DIFSC), an affiliate of DMC, provides fund accounting and financial administration oversight services to the Series. For these services, DIFSC’s fees are calculated based on the aggregate daily net assets of the Delaware Investments Family of Funds at the following annual rate: 0.0050% of the first $30 billion; 0.0045% of the next $10 billion; 0.0040% of the next $10 billion; and 0.0025% of aggregate average daily net assets in excess of $50 billion. The fees payable to DIFSC under the service agreement described above are allocated among all funds in the Delaware Investments Family of Funds on a relative net asset value basis. This amount is included on the “Statement of operations” under “Accounting and administration expenses.” For the year ended Dec. 31, 2015, the Series was charged $24,840 for these services.

DIFSC is also the transfer agent and dividend disbursing agent of the Series. For these services, DIFSC’s fees are calculated at the annual rate of 0.0075% of the Series’ average daily net assets. This amount is included on the “Statement of operations” under “Dividend disbursing and transfer agent fees and expenses.” For the year ended Dec. 31, 2015, the Series was charged $39,408 for these services. Pursuant to a sub-transfer agency agreement between DIFSC and BNY Mellon Investment Servicing (US) Inc. (BNYMIS), BNYMIS provides certain sub-transfer agency services to the Series. Sub-transfer agency fees are paid directly by the Series and are also included on the “Statement of operations” under “Dividend disbursing and transfer agent fees and expenses.”

Pursuant to a distribution agreement and distribution plan, the Series pays Delaware Distributors, L.P. (DDLP), the distributor and an affiliate of DMC, an annual distribution and service fee of 0.30% of the average daily net assets of the Service Class shares. DDLP has contracted to waive distribution and service fees from Jan. 1, 2015 through Dec. 31, 2015* in order to limit distribution and service fees of the Service Class shares to 0.25% of average daily net assets. Standard Class shares pay no distribution and service expenses.

As provided in the investment management agreement, the Series bears a portion of the cost of resources shared with DMC, including the cost of internal personnel of DMC and/or its affiliates that provide legal, tax, and regulatory reporting services to the Series. These amounts are included on the “Statement of operations” under “Legal fees.” For the year ended Dec. 31, 2015, the Series was charged $15,308 for internal legal, tax, and regulatory reporting services provided by DMC and/or its affiliates’ employees.

Emerging Markets Series-14

 Delaware VIP® Emerging Markets Series

 Notes to financial statements (continued)

 2. Investment Management, Administration Agreements, and Other Transactions with Affiliates (continued)

Trustees’ fees include expenses accrued by the Series for each Trustee’s retainer and meeting fees. Certain officers of DMC, DIFSC, and DDLP are officers and/or Trustees of the Trust. These officers and Trustees are paid no compensation by the Series.

*The contractual waiver period is from April 30, 2014 through April 29, 2016.

3. Investments

For the year ended Dec. 31, 2015, the Series made purchases and sales of investment securities other than short-term investments as follows:

Purchases	$87,022,187
Sales	32,235,888

At Dec. 31, 2015, the cost of investments and unrealized appreciation (depreciation) for federal income tax purposes were as follows:

Cost of Investments	Aggregate Unrealized Appreciation of Investments	Aggregate Unrealized Depreciation of Investments	Net Unrealized Depreciation of Investments
$609,173,414	$93,793,923	$(213,817,293)	$(120,023,370)

U.S. GAAP defines fair value as the price that the Series would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. A three-level hierarchy for fair value measurements has been established based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions that market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available under the circumstances. The Series’ investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-level hierarchy of inputs is summarized below.

Level 1	–	Inputs are quoted prices in active markets for identical investments. (Examples: equity securities, open-end investment companies, futures contracts, exchange-traded options contracts)
Level 2	–

Other observable inputs, including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, and default rates) or other market-corroborated inputs. (Examples: debt securities, government securities, swap contracts, foreign currency exchange contracts, foreign securities utilizing international fair value pricing, broker-quoted securities, fair valued securities)

Level 3	–	Significant unobservable inputs, including the Series’ own assumptions used to determine the fair value of investments. (Examples: broker-quoted securities, fair valued securities)

Level 3 investments are valued using significant unobservable inputs. The Series may also use an income-based valuation approach in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Valuations may also be based upon current market prices of securities that are comparable in coupon, rating, maturity, and industry. The derived value of a Level 3 investment may not represent the value which is received upon disposition and this could impact the results of operations.

Emerging Markets Series-15

 Delaware VIP® Emerging Markets Series

 Notes to financial statements (continued)

 3. Investments (continued)

The following table summarizes the valuation of the Series’ investments by fair value hierarchy levels as of Dec. 31, 2015:

Securities	Level 1	Level 2	Level 3	Total
Common Stock
Argentina	$13,492,582	$4,109,517	$—	$17,602,099
Bahrain	—	449,835	—	449,835
Brazil	47,486,872	—	—	47,486,872
Chile	4,032,021	—	—	4,032,021
China/Hong Kong	84,941,244	39,448,734	—	124,389,978
Colombia	1,256,891	—	—	1,256,891
France	8,530,000	—	—	8,530,000
India	13,291,399	14,817,101	—	28,108,500
Indonesia	—	726,587	—	726,587
Malaysia	—	6,062,917	—	6,062,917
Mexico	32,108,466	—	—	32,108,466
Netherlands	1,642,624	—	—	1,642,624
Peru	536,883	—	—	536,883
Poland	73,266	4,499,049	—	4,572,315
Republic of Korea	19,906,364	64,788,540	—	84,694,904
Russia	5,911,222	17,445,925	—	23,357,147
South Africa	3,860,844	8,885,592	—	12,746,436
Taiwan	1,672,636	39,334,371	—	41,007,007
Thailand	980,465	2,721,317	—	3,701,782
Turkey	—	4,242,731	—	4,242,731
United Kingdom	844,632	—	—	844,632
United States	6,208,658	—	—	6,208,658
Exchange-Traded Fund	6,908,400	—	—	6,908,400
Preferred Stock[1]	5,269,073	22,660,623	—	27,929,696
Rights	2,663	—	—	2,663

Total Value of Securities	$258,957,205	$230,192,839	$—	$489,150,044

Foreign Currency Exchange Contracts	$—	$5,788	$—	$5,788

1Security type is valued across multiple levels. The amounts attributed to Level 1 investments and Level 2 investments represent 18.87% and 81.13%, respectively, of the total market value of this security type. Level 1 investments represent exchange traded investments and Level 2 investments represent investments with observable inputs.

As a result of utilizing international fair value pricing at Dec. 31, 2015, a portion of the portfolio was categorized as Level 2.

The securities that have been valued at zero on the “Schedule of investments” are considered to be Level 3 investments.

During the year ended Dec. 31, 2015, there were no transfers between Level 1 investments, Level 2 investments, or Level 3 investments that had a significant impact to the Series. This does not include transfers between Level 1 investments and Level 2 investments due to the Series utilizing international fair value pricing during the period. In accordance with the fair valuation procedures described in Note 1, international fair value pricing of securities occurs when market volatility exceeds an established rolling threshold. If the threshold is exceeded on a given date, then prices of international securities (those that traded on exchanges that close at a different time than the time that the Series’ net asset value is determined) are established using a separate pricing feed from a third party vendor designed to establish a price for each such security as of the time that the Series’ net asset value is determined. Further, international fair value pricing uses other observable market-based inputs in place of the closing exchange price due to the events occurring after the close of the exchange or market on which the investment is principally traded, causing a change in classification between levels. The Series’ policy is to recognize transfers between levels at the beginning of the reporting period.

A reconciliation of Level 3 investments is presented when the Series has a significant amount of Level 3 investments at the beginning, interim, or end of the period in relation to net assets. Management has determined not to provide additional disclosure on Level 3 inputs since the Level 3 investments are not considered significant to the Series’ net assets at the end of the period.

Emerging Markets Series-16

 Delaware VIP® Emerging Markets Series

 Notes to financial statements (continued)

4. Dividend and Distribution Information

Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. Additionally, distributions from net gains on foreign currency transactions and net short-term gains on sales of investment securities are treated as ordinary income for federal income tax purposes. The tax character of dividends and distributions paid during the years ended Dec. 31, 2015 and 2014 was as follows:

	Year ended 12/31/15	Year ended 12/31/14
Ordinary income	$4,256,776	$2,778,337
Long-term capital gain	9,993,139	2,201,011

	$14,249,915	$4,979,348

5. Components of Net Assets on a Tax Basis

As of Dec. 31, 2015, the components of net assets on a tax basis were as follows:

Shares of beneficial interest	$586,703,588
Undistributed ordinary income	4,661,865
Undistributed long-term capital gains	10,958,602
Unrealized depreciation on investments, foreign currencies, and derivatives	(120,163,327)

Net assets	$482,160,728

The differences between book basis and tax basis components of net assets are primarily attributable to tax deferral of losses on wash sales, tax treatment of unrealized gain on investments in passive foreign investment companies, and mark-to-market on forward currency contracts.

For financial reporting purposes, capital accounts are adjusted to reflect the tax character of permanent book/tax differences. Reclassifications are primarily due to tax treatment of gain (loss) on foreign currency transactions and redesignation of dividends and distributions. Results of operations and net assets were not affected by these classification. For the year ended Dec. 31, 2015, the Series recorded the following reclassifications:

Undistributed Net Investment Income	Accumulated Net Realized Gain
$(99,964)	$99,964

6. Capital Shares

Transactions in capital shares were as follows:

	Year ended 12/31/15	Year ended 12/31/14
Shares sold:
Standard Class	2,613,870	1,764,844
Service Class	2,337,333	1,979,120
Shares issued upon reinvestment of dividends and distributions:
Standard Class	254,848	87,690
Service Class	453,722	150,089

	5,659,773	3,981,743

Shares redeemed:
Standard Class	(1,100,029)	(1,197,736)
Service Class	(2,275,226)	(2,516,287)

	(3,375,255)	(3,714,023)

Net increase	2,284,518	267,720

Emerging Markets Series-17

 Delaware VIP® Emerging Markets Series

 Notes to financial statements (continued)

7. Line of Credit

The Series, along with certain other funds in the Delaware Investments® Family of Funds (Participants), was a participant in a $275,000,000 revolving line of credit to be used for temporary or emergency purposes as an additional source of liquidity to fund redemptions of investor shares. Under the agreement, the Participants were charged an annual commitment fee of 0.08%, which was allocated across the Participants on the basis of each Participant’s allocation of the entire facility. The Participants were permitted to borrow up to a maximum of one third of their net assets under the agreement. Each Participant was individually, and not jointly, liable for its particular advances, if any, under the line of credit. The line of credit available under the agreement expired on Nov. 9, 2015.

On Nov. 9, 2015, the Series, along with the other participants, entered into an amendment to the agreement for a $155,000,000 revolving line of credit. The line of credit is to be used as described above and operates in substantially the same manner as the original agreement with the exception of the annual commitment fee. Under the amendment to the agreement, the Participants are charged and annual commitment fee of 0.10%, which is allocated across the Participants on the basis of each Participants allocation of the entire facility. The line of credit available under the agreement expires on Nov. 7, 2016.

The Series had no amounts outstanding as of Dec. 31, 2015 or at any time during the year then ended.

8. Derivatives

U.S. GAAP requires disclosures that enable investors to understand: (1) how and why an entity uses derivatives; (2) how they are accounted for; and (3) how they affect an entity’s results of operations and financial position.

Foreign Currency Exchange Contracts

The Series may enter into foreign currency exchange contracts and foreign cross currency exchange contracts as a way of managing foreign exchange rate risk. The Series may enter into these contracts to fix the U.S. dollar value of a security that it has agreed to buy or sell for the period between the date the trade was entered into and the date the security is delivered and paid for. The Series may also use these contracts to hedge the U.S. dollar value of securities it already owns that are denominated in foreign currencies. In addition, the Series may enter into these contracts to facilitate or expedite the settlement of portfolio transactions. The change in value is recorded as an unrealized gain or loss. When the contract is closed, a realized gain or loss is recorded equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

The use of foreign currency exchange contracts and foreign cross currency exchange contracts does not eliminate fluctuations in the underlying prices of the securities, but does establish a rate of exchange that can be achieved in the future. Although foreign currency exchange contracts and foreign cross currency exchange contracts limit the risk of loss due to an unfavorable change in the value of the hedged currency, they also limit any potential gain that might result should the value of the currency change favorably. In addition, the Series could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts. The Series’ maximum risk of loss from counterparty credit risk is the value of its currency exchanged with the counterparty. The risk is generally mitigated by having a netting arrangement between the Series and the counterparty and by the posting of collateral by the counterparty to the Series to cover the Series’ exposure to the counterparty.

During the year ended Dec. 31, 2015, the Series entered into foreign currency exchange contracts and foreign cross currency exchange contracts to facilitate or expedite the settlement of portfolio transactions.

At Dec. 31, 2015, the Series experienced net realized and unrealized gains or losses attributable to foreign currency holdings, which are disclosed as “Unrealized appreciation on foreign currency exchange contracts” on the “Statement of assets and liabilities” and as “Net realized gain on foreign currency exchange contracts” on the “Statement of operations.”

Derivatives Generally. The table below summarizes the average balance of derivative holdings by the Series during the year ended Dec. 31, 2015.

	Long Derivatives Volume	Short Derivatives Volume
Foreign currency exchange contracts (average cost)	$114,764	$23,573

9. Offsetting

In December 2011, the Financial Accounting Standards Board (FASB) issued guidance that expanded disclosure requirements on the offsetting of certain assets and liabilities. The disclosures are required for investments and derivative financial instruments subject to master netting or similar agreements which are eligible for offset on the “Statement of assets and liabilities” and requires an entity to disclose both gross and net information about such investments and transactions in the financial statements. In January 2013, the FASB issued guidance that clarified which investments and transactions are subject to the offsetting disclosure requirements. The scope of the disclosure requirements for offsetting is limited to derivative instruments, repurchase agreements and reverse repurchase agreements, and securities borrowing. The guidance is effective for financial statements with fiscal years beginning on or after Jan. 1, 2013, and interim periods within those fiscal years.

Emerging Markets Series-18

 Delaware VIP® Emerging Markets Series

 Notes to financial statements (continued)

 9. Offsetting (continued)

In order to better define its contractual rights and to secure rights that will help the Series mitigate its counterparty risk, the Series entered into an International Swaps and Derivatives Association, Inc. Master Agreement (ISDA Master Agreement) or a similar agreement with certain of their derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between the Series and a counterparty that governs over-the-counter (OTC) derivatives and foreign exchange contracts and typically contains, among other things, collateral posting items and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Series may, under certain circumstances, offset with the counterparty certain derivative financial instrument’s payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default (close-out), including the bankruptcy or insolvency of the counterparty. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency, or other events.

For financial reporting purposes, the Series does not offset derivative assets and derivative liabilities that are subject to netting arrangements on the “Statement of assets and liabilities.”

At Dec. 31, 2015, the Series had the following assets and liabilities subject to offsetting provisions:

Offsetting of Financial Assets and Liabilities and Derivative Assets and Liabilities:

Counterparty	Gross Value of Derivative Asset	Gross Value of Derivative Liability	Net Position
BNY Mellon	$5,788	$—	$5,788

Counterparty	Net Position	Fair Value of Non-Cash Collateral Received	Cash Collateral Received	Fair Value of Non-Cash Collateral Pledged	Cash Collateral Pledged	Net Exposure(a)
BNY Mellon	$5,788	$—	$—	$—	$—	$5,788

(a)	Net exposure represents the receivable/(payable) that would be due from/(to) the counterparty in the event of default.

10. Securities Lending

The Series, along with other funds in the Delaware Investments® Family of Funds, may lend its securities pursuant to a security lending agreement (Lending Agreement) with The Bank of New York Mellon (BNY Mellon). At the time a security is loaned, the borrower must post collateral equal to the required percentage of the market value of the loaned security, including any accrued interest. The required percentage is: (1) 102% with respect to U.S. securities and foreign securities that are denominated and payable in U.S. dollars; and (2) 105% with respect to foreign securities. With respect to each loan, if on any business day the aggregate market value of securities collateral plus cash collateral held is less than the aggregate market value of the securities that are the subject of such loan, the borrower will be notified to provide additional collateral by the end of the following business day, which, together with the collateral already held, will be not less than the applicable initial collateral requirements for such security loan. If the aggregate market value of securities collateral and cash collateral held with respect to a security loan exceeds the applicable initial collateral requirement, upon the request of the borrower, BNY Mellon must return enough collateral to the borrower by the end of the following business day to reduce the value of the remaining collateral to the applicable initial collateral requirement for such security loan. As a result of the foregoing, the value of the collateral held with respect to a loaned security on any particular day may be more or less than the value of the security on loan.

Prior to Dec. 29, 2015, cash collateral received was generally invested in the Delaware Investments Collateral Fund No. 1 (Collective Trust), a pooled account established by BNY Mellon for the use of funds managed by DMC that participate in BNY Mellon’s securities lending program. The Collective Trust sought to maintain a net asset value per unit of $1.00. Under the previous investment guidelines, the Collective Trust was permitted to invest in U.S. government securities and high-quality corporate debt, asset-backed and other money market securities, and in repurchase agreements collateralized by such securities, provided that the Collective Trust would generally have a dollar-weighted average portfolio maturity of 60 days or less.

On Dec. 29, 2015, the assets in the Collective Trust were transferred to a series of individual separate accounts, each corresponding to a Series. The investment guidelines permit each separate account to hold certain securities that would be considered eligible securities for a money market fund. Cash collateral received is generally invested in government securities; certain obligations issued by government sponsored enterprises; repurchase agreements collateralized by U.S. Treasury securities; obligations issued by the central government of any Organization for Economic Cooperation and Development (OECD) country or its agencies, instrumentalities, or establishments; obligations of supranational organizations; commercial paper, notes, bonds, and other debt obligations; certificates of deposit, time deposits, and other bank obligations; and asset-backed securities.

In the event of default or bankruptcy by the lending agent, realization and/or retention of the collateral may be subject to legal proceedings. In the event the borrower fails to return loaned securities and the collateral received is insufficient to cover the value of the loaned securities and provided such collateral shortfall is not the result of investment losses, the lending agent has agreed to pay the amount of the shortfall to the Series or, at the discretion of the lending agent, replace the loaned securities. The Series continues to record dividends or interest, as applicable, on the securities loaned and are subject to changes in value of the securities loaned that may occur during the term of the loan. The Series has the right under the Lending Agreement to recover the securities from the borrower on demand. With respect to security loans collateralized by non-cash collateral, the Series receives loan

Emerging Markets Series-19

 Delaware VIP® Emerging Markets Series

 Notes to financial statements (continued)

 10. Securities Lending (continued)

premiums paid by the borrower. With respect to security loans collateralized by cash collateral, the earnings from the collateral investments are shared among the Series, the security lending agent, and the borrower. The Series records security lending income net of allocations to the security lending agent and the borrower.

The Series may incur investment losses as a result of investing securities lending collateral. This could occur if an investment in the collateral investment account defaulted or became impaired. Under those circumstances, the value of a Series’ cash collateral account may be less than the amount the Series would be required to return to the borrowers of the securities and the Series would be required to make up for this shortfall.

During the year ended Dec. 31, 2015, the Series had no securities out on loan.

11. Credit and Market Risk

Some countries in which the Series may invest require governmental approval for the repatriation of investment income, capital, or the proceeds of sales of securities by foreign investors. In addition, if there is deterioration in a country’s balance of payments or for other reasons, a country may impose temporary restrictions on foreign capital remittances abroad.

The securities exchanges of certain foreign markets are substantially smaller, less liquid, and more volatile than the major securities markets in the United States. Consequently, acquisition and disposition of securities by the Series may be inhibited. In addition, a significant portion of the aggregate market value of equity securities listed on the major securities exchanges in emerging markets is held by a smaller number of investors. This may limit the number of shares available for acquisition or disposition by the Series.

The Series may invest up to 10% of its net assets in illiquid securities, which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A promulgated under the Securities Act of 1933, as amended, and other securities which may not be readily marketable. The relative illiquidity of these securities may impair the Series from disposing of them in a timely manner and at a fair price when it is necessary or desirable to do so. While maintaining oversight, the Series’ Board has delegated to DMC the day-to-day functions of determining whether individual securities are liquid for purposes of the Series’ limitation on investments in illiquid securities. Securities eligible for resale pursuant to Rule 144A, which are determined to be liquid, are not subject to the Series’ 10% limit on investments in illiquid securities. Rule 144A and illiquid securities have been identified on the “Schedule of investments.” When monitoring compliance with the Series’ illiquid limit, certain holdings that are common to multiple clients of the investment manager may be aggregated and considered illiquid in the aggregate solely for monitoring purposes. For purposes of determining illiquidity for financial reporting purposes, only the holdings of this Series will be considered.

12. Contractual Obligations

The Series enters into contracts in the normal course of business that contain a variety of indemnifications. The Series’ maximum exposure under these arrangements is unknown. However, the Series has not had prior claims or losses pursuant to these contracts. Management has reviewed the Series’ existing contracts and expects the risk of loss to be remote.

13. Recent Accounting Pronouncements

In May 2015, the FASB issued Accounting Standards Update (“ASU”) No. 2015-07 regarding “Disclosures for Investments in Certain Entities That Calculate Net Asset Value per Share.” The amendments in this update are effective for the Series for fiscal years beginning after Dec. 15, 2015, and interim periods within those fiscal years. ASU No. 2015-07 will eliminate the requirement to categorize investments in the fair value hierarchy if their fair value is measured at net asset value per share (or its equivalent) using the practical expedient in the FASB’s fair value measurement guidance. Management is evaluating the impact, if any, of this guidance on the Series’ financial statement disclosure.

14. Subsequent Events

Management has determined that no material events or transactions occurred subsequent to Dec. 31, 2015 that would require recognition or disclosure in the Series’ financial statements.

Emerging Markets Series-20

 Delaware VIP® Trust—Delaware VIP Emerging Markets Series

 Report of independent registered public accounting firm

To the Board of Trustees of Delaware VIP Trust and Shareholders of Delaware VIP Emerging Markets Series:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Delaware VIP Emerging Markets Series (one of the series constituting Delaware VIP Trust, hereafter referred to as the “Series”) at December 31, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Series’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2015 by correspondence with the custodian and brokers and the application of alternative auditing procedures where securities purchased had not been received, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

February 17, 2016

Emerging Markets Series-21

 Delaware VIP® Trust — Delaware VIP Emerging Markets Series

 Other Series information (Unaudited)

Board consideration of Delaware VIP Emerging Markets Series investment management agreement

At a meeting held on Aug. 18–20, 2015 (the “Annual Meeting”), the Board of Trustees (collectively referred to here as the “Board”), including a majority of disinterested or independent Trustees, approved the renewal of the Investment Management Agreement for Delaware VIP Emerging Markets Series (the “Series”). In making its decision, the Board considered information furnished at regular quarterly Board meetings, including reports detailing Series performance, investment strategies, and expenses, as well as information prepared specifically in connection with the renewal of the investment advisory and sub-advisory contracts. Information furnished specifically in connection with the renewal of the Investment Management Agreement with Delaware Management Company (“DMC”) included materials provided by DMC and its affiliates (“Delaware Investments”) concerning, among other things, the nature, extent, and quality of services provided to the Series; the costs of such services to the Series; economies of scale; and the investment manager’s financial condition and profitability. In addition, in connection with the Annual Meeting, reports were provided to the Trustees in May 2015 and included reports provided by Lipper, Inc., an independent statistical compilation organization (“Lipper”). The Lipper reports compared the Series’ investment performance and expenses with those of other comparable mutual funds. The Independent Trustees reviewed and discussed the Lipper reports with independent legal counsel to the Independent Trustees. In addition to the information noted above, the Board also requested and received information regarding DMC’s policy with respect to advisory fee levels and its breakpoint philosophy; the structure of portfolio manager compensation; comparative client fee information; and any constraints or limitations on the availability of securities for certain investment styles, which had in the past year inhibited, or which were likely in the future to inhibit, the investment manager’s ability to invest fully in accordance with Series policies.

In considering information relating to the approval of the Series’ advisory agreement, the Independent Trustees received assistance and advice from and met separately with independent legal counsel to the Independent Trustees. They also engaged a consultant to assist them in analyzing portions of the data received. The Independent Trustees reviewed and discussed with such consultant two reports prepared by the consultant with respect to such data. Although the Board gave attention to all information furnished, the following discussion identifies, under separate headings, the primary factors taken into account by the Board during its contract renewal considerations.

Nature, extent, and quality of service. The Board considered the services provided by DMC to the Series and its shareholders. In reviewing the nature, extent, and quality of services, the Board considered reports furnished to it throughout the year, which covered matters such as the relative performance of the Series; compliance of portfolio managers with the investment policies, strategies, and restrictions for the Series; compliance by DMC and Delaware Distributors, L.P. (together, “Management”) personnel with the Code of Ethics adopted throughout the Delaware Investments® Family of Funds complex; and adherence to fair value pricing procedures as established by the Board. The Board was pleased with the current staffing of the Series’ investment adviser and the emphasis placed on research in the investment process. The Board recognized DMC’s receipt of several industry distinctions during the past several years. The Board gave favorable consideration to DMC’s efforts to control expenditures while maintaining service levels committed to Series matters. The Board noted that in November 2013 Management negotiated a substantial reduction in fees for fund accounting services provided to the Series. The Board was satisfied with the nature, extent, and quality of the overall services provided by DMC.

Investment performance. The Board placed significant emphasis on the investment performance of the Series in view of the importance of investment performance to shareholders. Although the Board gave appropriate consideration to performance reports and discussions with portfolio managers at Board meetings throughout the year, the Board gave particular weight to the Lipper reports furnished for the Annual Meeting. The Lipper reports prepared for the Series showed the investment performance of its Standard Class shares in comparison to a group of similar funds as selected by Lipper (the “Performance Universe”). A fund with the best performance ranked first, and a fund with the poorest performance ranked last. The highest/best performing 25% of funds in the Performance Universe make up the first quartile; the next 25%, the second quartile; the next 25%, the third quartile; and the poorest/worst performing 25% of funds in the Performance Universe make up the fourth quartile. Comparative annualized performance for the Series was shown for the past 1-, 3-, 5-, and 10-year periods, as applicable, ended March 31, 2015. The Board’s objective is that the Series’ performance for the periods considered be at or above the median of its Performance Universe.

The Performance Universe for the Series consisted of the Series and all emerging markets funds underlying variable insurance products as selected by Lipper. The Lipper report comparison showed that the Series’ total return for the 1-year period was in the fourth quartile of its Performance Universe. The report further showed that the Series’ total return for the 3- and 10-year periods was in the second quartile of its Performance Universe and the Series’ total return for the 5-year period was in the third quartile of its Performance Universe. The Board observed that the Series’ performance results were mixed, but tended toward median, which was acceptable.

Comparative expenses. The Board considered expense comparison data for the Delaware Investments Family of Funds. Management provided the Board with information on pricing levels and fee structures for the Series as of its most recently completed fiscal year. The Board also focused on the comparative analysis of effective management fees and total expense ratios of the Series versus effective management fees and expense ratios of a group of similar funds as selected by Lipper (the “Expense Group”). In reviewing comparative costs, the Series’ contractual management fee and the actual management fee incurred by the Series were compared with the contractual management fees (assuming all funds in the Expense Group were similar in size to the Series) and actual management fees (as reported by each fund) within the Expense Group, taking into account any applicable breakpoints and fee waivers. The Series’ total expenses were also compared with those of its Expense Group. The Lipper total expenses, for comparative consistency, were shown by Lipper for Standard Class shares which do not charge 12b-1 and non-12b-1 service fees. The Board considered fees paid to DMC for non-management services. The Board’s objective is to limit the Series’ total expense ratio to be competitive with that of the Expense Group.

Emerging Markets Series-22

 Delaware VIP® Emerging Markets Series

 Other Series information (Unaudited)

Board consideration of Delaware VIP Emerging Markets Series investment management agreement (continued)

The expense comparisons for the Series showed that the actual management fee and total expenses were in the quartile with the highest expenses of its Expense Group. The Series’ total expenses were not in line with the Board’s objective. In evaluating total expenses, the Board considered 12b-1 waivers in place through April 29, 2016 and various initiatives implemented by Management. The Board was satisfied with Management’s efforts to improve the Series’ total expense ratio and to bring it in line with the Board’s objective.

Management profitability. The Board considered the level of profits realized by DMC in connection with the operation of the Series. In this respect, the Board reviewed the Investment Management Profitability Analysis that addressed the overall profitability of DMC’s business in providing management and other services to each of the individual funds and the Delaware Investments® Family of Funds as a whole. Specific attention was given to the methodology followed in allocating costs for the purpose of determining profitability. Management stated that the level of profits of DMC, to a certain extent, reflects recent operational cost savings and efficiencies initiated by DMC. The Board considered DMC’s efforts to improve services provided to fund shareholders and to meet additional regulatory and compliance requirements resulting from recent industry-wide Securities and Exchange Commission initiatives. The Board also considered the extent to which DMC might derive ancillary benefits from fund operations, including the potential for procuring additional business as a result of the prestige and visibility associated with its role as service provider to the Delaware Investments Family of Funds and the benefits from allocation of fund brokerage to improve trading efficiencies. The Board found that the management fees were reasonable in light of the services rendered and the profitability of DMC.

Economies of scale. The Trustees considered whether economies of scale are realized by DMC as the Series’ assets increase and the extent to which any economies of scale are reflected in the level of management fees charged. The Trustees reviewed the standardized advisory fee pricing and structure approved by the Board and shareholders, which includes breakpoints, and which applies to most funds in the Delaware Investments Family of Funds complex. Breakpoints in the advisory fee occur when the advisory fee rate is reduced on assets in excess of specified levels. Breakpoints result in a lower advisory fee, than would otherwise be the case in the absence of breakpoints, when the asset levels specified in the breakpoints are exceeded. The Board noted that the fee under the Series’ management contract fell within the standardized fee pricing structure. The Board also noted that the Series’ assets exceeded the first breakpoint level. The Board believed that, given the extent to which economies of scale might be realized by the adviser and its affiliates, the schedule of fees under the Investment Management Agreement provides a sharing of benefits with the Series and its shareholders.

Tax Information

For the year ended Dec. 31, 2015, the Series reports distributions paid during the year as follows:

(A) Long-Term Capital Gain Distributions Tax Basis	(B) Ordinary Income Distributions (Tax Basis)	Total Distributions (Tax Basis)
70.13%	29.87%	100.00%

All disclosures are based on financial information available as of the date of this annual report and, accordingly are subject to change. For any and all items requiring reporting, it is the intention of the Series to report the maximum amount permitted under the Internal Revenue Code and the regulations thereunder.

(A) and (B) are based on a percentage of the Series’ total distributions.

The Series intends to pass through foreign tax credits in the maximum amount of $1,158,899. The gross foreign source income earned during the fiscal year 2015 by the Series was $12,247,454.

Emerging Markets Series-23

 Delaware Investments® Family of Funds

  Board of trustees/directors and officers addendum

A mutual fund is governed by a Board of Trustees/Directors (“Trustees”), which has oversight responsibility for the management of a fund’s business affairs. Trustees establish procedures and oversee and review the performance of the investment manager, the distributor, and others who perform services for the fund. The independent fund trustees, in particular, are advocates for shareholder interests. Each trustee has served in that capacity since he or she was elected to or appointed to the Board of Trustees, and will continue to serve until his or her retirement or the election of a new trustee in his or her place. The following is a list of the Trustees and Officers with certain background and related information.

Name, Address, and Birth Date	Position(s) Held with Fund(s)	Length of Time Served	Principal Occupation(s) During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee or Officer	Other Directorships Held by Trustee or Officer

INTERESTED TRUSTEE

Shawn K. Lytle[1] 2005 Market Street Philadelphia, PA 19103 February 1970	President, Chief Executive Officer, and Trustee	Trustee since September 2015 President and Chief Executive Officer since August 2015	Shawn K. Lytle has served as President of Delaware Investments[2] since June 2015 and was the Regional Head of Americas for UBS Global Asset Management from 2010 through 2015.	65	Trustee — UBS Relationship Funds, SMA Relationship Trust, and UBS Funds (May 2010–April 2015)

INDEPENDENT TRUSTEES

Thomas L. Bennett 2005 Market Street Philadelphia, PA 19103	Chairman and Trustee	Trustee since March 2005	Private Investor (March 2004–Present)	65	Director — Bryn Mawr Bank Corp. (BMTC) (2007–2011)

October 1947		Chairman since March 2015

Ann D. Borowiec 2005 Market Street Philadelphia, PA 19103 November 1958	Trustee	Since March 2015	Chief Executive Officer Private Wealth Management (2011–2013) and Market Manager, New Jersey Private Bank (2005–2011) — J.P. Morgan Chase & Co.	65	None

Joseph W. Chow 2005 Market Street Philadelphia, PA 19103 January 1953	Trustee	Since January 2013	Executive Vice President (Emerging Economies Strategies, Risk and Corporate Administration) State Street Corporation (July 2004–March 2011)	65	Director and Audit Committee Member — Hercules Technology Growth Capital, Inc. (2004–2014)

John A. Fry 2005 Market Street Philadelphia, PA 19103 May 1960	Trustee	Since January 2001	President — Drexel University (August 2010–Present) President — Franklin & Marshall College (July 2002–July 2010)	65	Director — Hershey Trust Company Director, Audit Committee, and Governance Committee Member — Community Health Systems

					Director — Drexel Morgan & Co.

Lucinda S. Landreth 2005 Market Street Philadelphia, PA 19103 June 1947	Trustee	Since March 2005	Private Investor (2004–Present)	65	None

Emerging Markets Series-24

Name, Address, and Birth Date	Position(s) Held with Fund(s)	Length of Time Served	Principal Occupation(s) During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee or Officer	Other Directorships Held by Trustee or Officer

Frances A. Sevilla-Sacasa 2005 Market Street Philadelphia, PA 19103	Trustee	Since September 2011	Chief Executive Officer — Banco Itaú International (April 2012–Present)	65	Trust Manager and Audit Committee Member — Camden Property Trust
January 1956

			Executive Advisor to Dean (August 2011–March 2012) and Interim Dean (January 2011–July 2011) — University of Miami School of Business Administration

			President — U.S. Trust, Bank of America Private Wealth Management (Private Banking) (July 2007–December 2008)

Thomas K. Whitford 2005 Market Street Philadelphia, PA 19103 March 1956	Trustee	Since January 2013	Vice Chairman (2010–April 2013) Chief Administrative Officer (2008–2010) and Executive Vice President and Chief Administrative Officer (2007–2009) — PNC Financial Services Group	65	Director — HSBC Finance Corporation and HSBC North America Holdings Inc. Director — HSBC Bank

Janet L. Yeomans 2005 Market Street Philadelphia, PA 19103 July 1948	Trustee	Since April 1999	Vice President and Treasurer (January 2006–July 2012) Vice President — Mergers & Acquisitions (January 2003–January 2006), and Vice President and Treasurer (July 1995–January 2003) 3M Corporation	65	Director, Audit and Compliance Committee Chair, Investment Committee Member, and Governance Committee Member — Okabena Company Chair — 3M Investment Management Company (2005–2012)

OFFICERS

David F. Connor 2005 Market Street Philadelphia, PA 19103 December 1963	Senior Vice President, General Counsel, and Secretary	Senior Vice President, since May 2013; General Counsel since May 2015; Secretary since October 2005	David F. Connor has served as Senior Vice President of the Fund(s) and the investment advisor since 2013, General Counsel of the Fund(s) and the investment advisor since 2015, Secretary of the Fund(s) and the investment advisor since 2005.	65	None[3]

Daniel V. Geatens 2005 Market Street Philadelphia, PA 19103 October 1972	Vice President and Treasurer	Treasurer since October 2007	Daniel V. Geatens has served as Vice President and Treasurer of the Fund(s) since 2007 and Vice President and Director of Financial Administration of the investment advisor since 2010.	65	None[3]

Richard Salus 2005 Market Street Philadelphia, PA 19103 October 1963	Senior Vice President and Chief Financial Officer	Chief Financial Officer since November 2006	Richard Salus has served as Senior Vice President and Chief Financial Officer of the Fund(s) and the investment advisor since 2006.	65	None[3]

[1]	Shawn K. Lytle is considered to be an “Interested Trustee” because he is an executive officer of the Fund’s(s’) investment advisor.
[2]	Delaware Investments is the marketing name for Delaware Management Holdings, Inc. and its subsidiaries, including the Fund’s(s’) investment advisor, principal underwriter, and its transfer agent.
[3]	David F. Connor, Daniel V. Geatens, and Richard Salus serve in similar capacities for the six portfolios of the Optimum Fund Trust, which have the same investment advisor, principal underwriter, and transfer agent as the registrant.

The Statement of Additional Information for the Fund(s) includes additional information about the Trustees and Officers and is available, without charge, upon request by calling 800 523-1918.

Emerging Markets Series-25

The Series files its complete schedule of portfolio holdings with the Securities and Exchange Commission (Commission) for the first and third quarters of each fiscal year on Form N-Q. The Series’ Forms N-Q, as well as a description of the policies and procedures that the Series uses to determine how to vote proxies (if any) relating to portfolio securities are available without charge (i) upon request, by calling 800 523-1918; and (ii) on the Commission’s website at sec.gov. In addition, a description of the policies and procedures that the Series uses to determine how to vote proxies (if any) relating to portfolio securities and the Schedule of Investments included in the Series’ most recent Form N-Q are available without charge on the Delaware Investments® Funds’ website at delawareinvestments.com. The Series’ Forms N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling 800 SEC-0330.

Information (if any) regarding how the Series voted proxies relating to portfolio securities during the most recently disclosed 12-month period ended June 30 is available without charge (i) through the Delaware Investments Funds’ website at delawareinvestments.com; and (ii) on the Commission’s website at sec.gov.

AR-VIPEM [12/15] BNY 20818 (2/16) (16014)	Emerging Markets Series-26

Delaware VIP® Trust
Delaware VIP Smid Cap Growth Series

Annual report
December 31, 2015

Portfolio management review	1

Performance summary	2

Disclosure of Series expenses	4

Security type / sector allocation and top 10 equity holdings	5

Schedule of investments	6

Statement of assets and liabilities	8

Statement of operations	9

Statements of changes in net assets	9

Financial highlights	10

Notes to financial statements	12

Report of independent registered public accounting firm	20

Other Series information	21

Board of trustees / directors and officers addendum	24

Neither Delaware Investments nor its affiliates noted in this document are authorized deposit-taking institutions for the purpose of the Banking Act 1959 (Commonwealth of Australia). The obligations of these entities do not represent deposits or other liabilities of Macquarie Bank Limited (MBL). MBL does not guarantee or otherwise provide assurance in respect of the obligations of these entities, unless noted otherwise.

Unless otherwise noted, views expressed herein are current as of Dec. 31, 2015, and subject to change for events occurring after such date.

The Series is not FDIC insured and is not guaranteed. It is possible to lose the principal amount invested.

Mutual fund advisory services provided by Delaware Management Company, a series of Delaware Management Business Trust, which is a registered investment advisor and member of Macquarie Group. Delaware Investments, a member of Macquarie Group, refers to Delaware Management Holdings, Inc. and its subsidiaries, including the Series’ distributor, Delaware Distributors, L.P. Macquarie Group refers to Macquarie Group Limited and its subsidiaries and affiliates worldwide.

This material may be used in conjunction with the offering of shares in Delaware VIP Smid Cap Growth Series only if preceded or accompanied by the Series’ current prospectus or the summary prospectus.

© 2016 Delaware Management Holdings, Inc.

All third-party marks cited are the property of their respective owners.

Delaware VIP® Trust — Delaware VIP Smid Cap Growth Series

Portfolio management review	January 12, 2016

Jackson Square Partners, LLC (JSP), a U.S. registered investment advisor, is the sub-advisor to the Series. As sub-advisor, JSP is responsible for day-to-day management of the Series’ assets. Although JSP serves as sub-advisor, the investment manager, Delaware Management Company (DMC), a series of Delaware Management Business Trust, has ultimate responsibility for all investment advisory services.

For the fiscal year ended Dec. 31, 2015, Delaware VIP Smid Cap Growth Series Standard Class shares returned +7.54% and Service Class shares returned +7.31%. Both figures reflect all distributions reinvested. For the same period, the Series’ benchmark, the Russell 2500™ Growth Index, returned -0.19%.The Series’ strong relative performance in financial services and technology was partially offset by weak relative performance in the consumer discretionary sector. Strong stock selection also contributed to relative outperformance.

As a China-led global slowdown rocked the financial world, the U.S. equity market hit several rough patches during 2015, but appeared to rebound during the fourth quarter. Basic materials stocks remained under intense selling pressure during the quarter, caused by the steep decline in oil prices, which bottomed out at a six-year low. Despite a drop in demand for oil, brought on primarily by the slowdown in China and by a growing call for cleaner energy, the Organization of the Petroleum-Exporting Countries (OPEC) maintained production levels, resulting in a supply-demand imbalance that led many U.S. producers to cut back or close rigs late in the Series’ fiscal period.

U.S. investors tried to predict when the Federal Reserve would reverse its seven-year-old, zero interest-rate policy. Uncertain economic data amid concerns about Greece and China repeatedly pushed back the Fed’s first rate hike. An October delay in the rate hike led to a widespread market rally, with U.S. equities posting outsized gains for the month. At fiscal year-end, despite recent market gains, uncertainty remained about China’s economic future, the long-term trajectory of oil prices, and the timeline for Fed rate hikes. Nonetheless, the U.S. economy’s relative strength finally led the Fed to raise rates in December.

The European Union (EU) also shared concerns about the Chinese economy, volatility amid faltering energy stocks, and apprehension about a U.S. interest rate increase. European Central Bank President Mario Draghi advised that the easing of EU monetary policy would continue, and the Bank of Japan kept its main stimulus target unchanged. Bolstered by a divergence in global monetary policy, the U.S. dollar managed further gains on a trade-weighted basis during the fourth quarter.

Heartland Payment Systems contributed to performance. The stock rose sharply during the fourth quarter after it was announced that Global Payments would acquire Heartland Payment Systems, in a stock and cash deal. The combined entity would result in one of the largest electronic payment solution providers for approximately 2.5 million merchants globally. We continue to believe Heartland appears well-positioned to benefit if the trend of payment transactions moving from paper-based currency to electronic transactions continues. However, while we believe the two combined businesses could complement each other and provide increased scale, we are assessing what the merged company means over the long term.

Abiomed also contributed to performance. The company continued to experience strong growth in its Impella (heart pump) product line and received regulatory approval for several new heart-pump devices. Additionally, the U.S. Department of Justice announced it had closed an investigation into the company’s marketing and labeling practices associated with its Impella 2.5 device without taking any enforcement action. We believe these developments should prove positive for the company.

Shutterstock, a provider of digital image and sound licensing services, detracted from performance. The stock experienced weakness amid increasing concerns that Adobe, among other competitors, is aggressively pursuing the space. We believe that Shutterstock provides an attractive alternative to traditional licensed digital image and sound providers by presenting a pure-pricing model and relatively transparent terms at a much lower cost compared to existing companies. Image and sound licensing has historically been very expensive, often with excessively complex terms. Therefore we think Shutterstock may be able to gain considerable market share. Despite a new entrant to the market (Adobe), we believe recent acquisitions may help the company to strengthen its competitive position.

VeriFone Systems also detracted from performance. The stock experienced weakness as the company reported mixed financial results and continued to face meaningful foreign currency headwinds. We believe the company appears poised to benefit from the industry shift toward more secure payment methods and the resulting upgrade of point-of-sale terminals with tighter security standards and capabilities. We believe VeriFone also appears well positioned to potentially benefit from the secular trend towards electronic payments.

Regardless of the economic outcome, we remain consistent in our long-term investment philosophy: We want to own what we view as strong secular-growth companies with solid business models and competitive positions that we believe can grow market share and potentially deliver shareholder value in a variety of market environments.

Unless otherwise noted, views expressed herein are current as of Dec. 31, 2015, and subject to change.

Smid Cap Growth Series-1

Delaware VIP ® Trust — Delaware VIP Smid Cap Growth Series

Performance summary

The performance quoted represents past performance and does not guarantee future results. Investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted.

Carefully consider the Series’ investment objectives, risk factors, charges, and expenses before investing. This and other information can be found in the Series’ prospectus and its summary prospectus, which may be obtained by calling 800 523-1918. Investors should read the prospectus and the summary prospectus carefully before investing.

Delaware VIP Smid Cap Growth Series
Average annual total returns
For periods ended Dec. 31, 2015	1 year	3 years	5 years	10 years	Lifetime
Standard Class shares (commenced operations on July 12, 1991)	+7.54%	+16.17%	+13.48%	+10.30%	+10.24%

Service Class shares (commenced operations on May 1, 2000)	+7.31%	+15.88%	+13.20%	+10.02%	+5.91%

Russell 2500 Growth Index	-0.19%	+14.54%	+11.43%	+8.49%	n/a

Returns reflect the reinvestment of all distributions. Please see page 4 for a description of the index.

As described in the Series’ most recent prospectus, the net expense ratio for Service Class shares of the Series was 1.08%, while total operating expenses for Standard Class and Service Class shares were 0.83% and 1.13%, respectively. The management fee for Standard Class and Service Class shares was 0.74%.

The Series’ distributor has contracted to limit the 12b-1 fees for Service Class shares to no more than 0.25% of average daily net assets from Jan. 1, 2015 through Dec. 31, 2015.*

Earnings from a variable annuity or variable life investment compound tax-free until withdrawal, and as a result, no adjustments were made for income taxes.

Expense limitations were in effect for both classes during certain periods shown in the Series performance table above and in the Performance of a $10,000 Investment graph on the next page.

Performance data do not reflect insurance fees related to a variable annuity or variable life investment or the deferred sales charge that would apply to certain withdrawals of investments held for fewer than eight years. Performance shown here would have been reduced if such fees were included and the expense limitation removed. For more information about fees, consult your variable annuity or variable life prospectus.

Investments in variable products involve risk.

Investments in small and/or medium-sized companies typically exhibit greater risk and higher volatility than larger, more established companies.

Holding a relatively concentrated portfolio of a limited number of securities may increase risk because each investment has a greater effect on the Series’ overall performance than would be the case for a more diversified fund.

Please read both the contract and underlying prospectus for specific details regarding the product’s risk profile.

*The contractual waiver period is from April 30, 2014 through April 29, 2016 or, if longer, until the Series is offered under new participation agreements or under new contracts with existing insurance companies (other than the update and modification of existing contracts in the normal course of business that may require registration or re-registration under state insurance laws as a new insurance contract, provided the new insurance contract effectively replaces the current insurance contract).

Smid Cap Growth Series-2

Delaware VIP® Smid Cap Growth Series

Performance summary (continued)

For period beginning Dec. 31, 2005 through Dec. 31, 2015	Starting value	Ending value
–– Delaware VIP Smid Cap Growth Series (Standard Class)	$10,000	$26,643
– – Russell 2500 Growth Index	$10,000	$22,587

The graph shows a $10,000 investment in the Delaware VIP Smid Cap Growth Series Standard Class shares for the period from Dec. 31, 2005 through Dec. 31, 2015.

The graph also shows $10,000 invested in the Russell 2500 Growth Index for the period from Dec. 31, 2005 through Dec. 31, 2015. The Russell 2500 Growth Index measures the performance of the small- to mid-cap growth segment of the U.S. equity universe. It includes those Russell 2500 companies with higher price-to-book ratios and higher forecasted growth values.

Russell Investment Group is the source and owner of the trademarks, service marks, and copyrights related to the Russell Indexes. Russell® is a trademark of the Russell Investment Group.

Index performance returns do not reflect any management fees, transaction costs or expenses. Indices are unmanaged and one cannot invest directly in an index.

Performance of Service Class shares will vary due to different charges and expenses.

Past performance is not a guarantee of future results.

Smid Cap Growth Series-3

Delaware VIP® Trust — Delaware VIP Smid Cap Growth Series

Disclosure of Series expenses

For the six-month period from July 1, 2015 to December 31, 2015 (Unaudited)

As a shareholder of the Series, you incur ongoing costs, which may include management fees; distribution and/or service (12b-1) fees; and other Series expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Series and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period from July 1, 2015 to Dec. 31, 2015.

Actual expenses

The first section of the table shown, “Actual Series return,” provides information about actual account values and actual expenses. You may use the information in this section of the table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical example for comparison purposes

The second section of the table shown, “Hypothetical 5% Return,” provides information about hypothetical account values and hypothetical expenses based on the Series’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Series’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Series and other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. As a shareholder of the Series, you do not incur any transaction costs, such as sales charges (loads), redemption fees or exchange fees, but shareholders of other funds may incur such costs. Also, the fees related to the variable annuity investment or the deferred sales charge that could apply have not been included. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The Series’ actual expenses shown in the table reflect fee waivers in effect for Service Class shares. The expenses shown in the table assume reinvestment of all dividends and distributions.

Expense analysis of an investment of $1,000

	Beginning Account Value 7/1/15	Ending Account Value 12/31/15	Annualized Expense Ratio	Expenses Paid During Period 7/1/15 to 12/31/15*
Actual Series return†
Standard Class	$1,000.00	$991.70	0.81%	$4.07
Service Class	1,000.00	990.60	1.06%	5.32
Hypothetical 5% return (5% return before expenses)
Standard Class	$1,000.00	$1,021.12	0.81%	$4.13
Service Class	1,000.00	1,019.86	1.06%	5.40

*	“Expenses Paid During Period” are equal to the Series’ annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

†	Because actual returns reflect only the most recent six-month period, the returns shown may differ significantly from fiscal year returns.

Smid Cap Growth Series-4

Delaware VIP® Trust — Delaware VIP Smid Cap Growth Series

Security type / sector allocation and top 10 equity holdings

As of December 31, 2015 (Unaudited)

Sector designations may be different than the sector designations presented in other Series materials. The sector designations may represent the investment manager’s internal sector classifications, which may result in the sector designations for one series being different than another series’ sector designations.

Security type / sector	Percentage of net assets
Common Stock	95.96%
Consumer Discretionary	23.20%
Energy	3.42%
Financial Services	19.23%
Healthcare	11.35%
Producer Durables	13.79%
Technology	19.62%
Utilities	5.35%
Short-Term Investments	5.16%
Total Value of Securities	101.12%
Liabilities Net of Receivables and Other Assets	(1.12%	)
Total Net Assets	100.00%

Holdings are for informational purposes only and are subject to change at any time. They are not a recommendation to buy, sell, or hold any security.

Top 10 equity holdings	Percentage of net assets
Blackbaud	5.67%
Sally Beauty Holdings	5.45%
j2 Global	5.35%
Equity Commonwealth	5.12%
Graco	5.01%
Zebra Technologies	5.00%
MSCI Class A	4.74%
Bio-Techne	4.67%
DineEquity	4.43%
ABIOMED	4.20%

Smid Cap Growth Series-5

Delaware VIP® Trust — Delaware VIP Smid Cap Growth Series

Schedule of investments

December 31, 2015

	Number of	Value
	shares	(U.S. $)

Common Stock – 95.96%
Consumer Discretionary – 23.20%
DineEquity	326,484	$27,643,400
Dunkin’ Brands Group	549,072	23,384,976
Liberty TripAdvisor Holdings Class A †	330,542	10,028,644
Outfront Media	1,003,424	21,904,746
Pandora Media †	874,314	11,724,551
Quotient Technology †	689,000	4,698,980
Sally Beauty Holdings †	1,219,225	34,004,185
Shutterstock †	354,496	11,464,401

		144,853,883

Energy – 3.42%
Core Laboratories (Netherlands)	196,530	21,370,672

		21,370,672

Financial Services – 19.23%
Affiliated Managers Group†	103,872	16,594,591
Equity Commonwealth †	1,152,900	31,969,917
Heartland Payment Systems	259,849	24,638,882
LendingClub †	1,077,900	11,910,795
MSCI Class A	410,770	29,628,840
WisdomTree Investments	341,923	5,361,353

		120,104,378

Healthcare – 11.35%
ABIOMED †	290,499	26,226,250
athenahealth †	96,174	15,481,129
Bio-Techne	324,200	29,178,000

		70,885,379

Producer Durables – 13.79%
Expeditors International of Washington	522,675	23,572,643
Graco	434,510	31,315,136
Zebra Technologies †	448,503	31,238,234

		86,126,013

Technology – 19.62%
Arista Networks †	151,363	11,782,096
Blackbaud	537,889	35,425,369

	Number of	Value
	shares	(U.S. $)

Common Stock (continued)
Technology (continued)
Ellie Mae †	135,168	$8,141,168
Logitech International Class R	1,386,093	21,231,282
NIC	796,209	15,669,393
VeriFone Systems †	914,735	25,630,875
Yelp †	161,500	4,651,200

		122,531,383

Utilities – 5.35%
j2 Global	405,825	33,407,514

		33,407,514

Total Common Stock (cost $427,132,546)		599,279,222

	Principal
	amount°

Short-Term Investments – 5.16%
Discount Notes – 5.16% ≠
Federal Home Loan Bank
0.12% 1/4/16	216,773	216,773
0.155% 2/3/16	667,115	666,982
0.17% 1/21/16	742,016	741,967
0.18% 2/26/16	78,130	78,103
0.18% 3/7/16	529,037	528,768
0.185% 1/19/16	785,037	784,991
0.19% 3/22/16	1,268,609	1,267,812
0.224% 1/25/16	6,967,224	6,966,653
0.25% 2/9/16	4,256,278	4,255,256
0.271% 2/18/16	7,832,786	7,830,436
0.295% 3/2/16	379,958	379,780
0.31% 3/14/16	8,510,295	8,505,495

		32,223,016

Total Short-Term Investments (cost $32,221,710)		32,223,016

Total Value of Securities – 101.12% (cost $459,354,256)	$631,502,238

≠	The rate shown is the effective yield at the time of purchase.
°	Principal amount shown is stated in U.S. dollars unless noted that the security is denominated in another currency.
†	Non-income-producing security.

Smid Cap Growth Series-6

Delaware VIP® Smid Cap Growth Series

Schedule of investments (continued)

The following foreign currency exchange contracts were outstanding at Dec. 31, 2015:1

Foreign Currency Exchange Contracts

						Unrealized
	Contracts to					Appreciation
Counterparty	Receive (Deliver)		In Exchange For		Settlement Date	(Depreciation)
BNYM	CHF	240,971	USD	(244,267)	1/4/16	$(3,639)

The use of foreign currency exchange contracts involves elements of market risk and risks in excess of the amounts disclosed in the financial statements. The foreign currency exchange contracts presented above represent the Series’ total exposure in such contracts, whereas only the net unrealized appreciation (depreciation) is reflected in the Series’ net assets.

1See Note 8 in “Notes to financial statements.”

Summary of Abbreviations:

BNYM – Bank of New York Mellon

CHF – Swiss Franc

USD – United States Dollar

See accompanying notes, which are an integral part of the financial statements.

Smid Cap Growth Series-7

Delaware VIP® Trust — Delaware VIP Smid Cap Growth Series
Statement of assets and liabilities	December 31, 2015

Assets:
Investments, at value[1]	$599,279,222
Short-term investments, at value[2]	32,223,016
Dividends and interest receivable	950,533
Receivable for series shares sold	15,592

Total assets	632,468,363

Liabilities:
Cash overdraft	6,894,786
Payable for series shares redeemed	294,898
Payable for securities purchased	240,586
Investment management fees payable	390,922
Other accrued expenses	85,630
Distribution fees payable	48,555
Other affiliates payable	16,643
Trustees’ fees and expenses payable	1,673
Unrealized depreciation on foreign currency exchange contracts	3,639

Total liabilities	7,977,332

Total Net Assets	$624,491,031

Net Assets Consist of:
Paid-in capital	$370,859,482
Undistributed net investment income	894,834
Accumulated net realized gain on investments	80,595,659
Net unrealized appreciation of investments	172,147,982
Net unrealized depreciation of foreign currencies	(3,287)
Net unrealized depreciation of foreign currency exchange contracts	(3,639)

Total Net Assets	$624,491,031

Net Asset Value
Standard Class:
Net assets	$394,406,173
Shares of beneficial interest outstanding, unlimited authorization, no par	13,240,002
Net asset value per share	$29.79

Service Class:
Net assets	$230,084,858
Shares of beneficial interest outstanding, unlimited authorization, no par	8,057,505
Net asset value per share	$28.56

[1] Investments, at cost	$427,132,546
[2] Short-term investments, at cost	32,221,710

See accompanying notes, which are an integral part of the financial statements.

Smid Cap Growth Series-8

Delaware VIP® Trust —

Delaware VIP Smid Cap Growth Series

Statement of operations

Year ended December 31, 2015

Investment Income:
Dividends	$6,739,596
Interest	20,609
Foreign tax withheld	(198,393)

6,561,812

Expenses:
Management fees	4,534,319
Distribution expenses — Service Class	646,499
Accounting and administration expenses	195,190
Reports and statements to shareholders	150,001
Dividend disbursing and transfer agent fees and expenses	51,991
Legal fees	44,141
Audit and tax	33,307
Custodian fees	31,305
Trustees’ fees and expenses	28,625
Registration fees	755
Other	17,434

5,733,567
Less waived distribution expenses — Service Class	(107,750)

Total operating expenses	5,625,817

Net Investment Income	935,995

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	80,856,866
Foreign currencies	(43,287)
Foreign currency exchange contracts	28,533

Net realized gain	80,842,112

Net change in unrealized appreciation (depreciation) of:
Investments	(38,430,837)
Foreign currencies	(2,806)
Foreign currency exchange contracts	(3,639)

Net change in unrealized appreciation (depreciation)	(38,437,282)

Net Realized and Unrealized Gain	42,404,830

Net Increase in Net Assets Resulting from Operations	$43,340,825

Delaware VIP Trust —

Delaware VIP Smid Cap Growth Series

Statements of changes in net assets

	Year ended
	12/31/15	12/31/14
Increase (Decrease) in Net Assets from Operations:
Net investment income	$935,995	$1,845,678
Net realized gain	80,842,112	49,625,628
Net change in unrealized depreciation	(38,437,282)	(36,999,429)

Net increase in net assets resulting from operations	43,340,825	14,471,877

Dividends and Distributions to Shareholders from:
Net investment income:
Standard Class	(1,496,727)	(265,826)
Service Class	(344,043)	—
Net realized gain:
Standard Class	(32,104,787)	(36,772,574)
Service Class	(17,711,337)	(20,498,747)

	(51,656,894)	(57,537,147)

Capital Share Transactions:
Proceeds from shares sold:
Standard Class	14,848,678	8,186,495
Service Class	32,603,186	13,020,565

Net asset value of shares based upon reinvestment of dividends and distributions:
Standard Class	33,601,514	37,038,400
Service Class	18,055,380	20,498,747

	99,108,758	78,744,207

Cost of shares redeemed:
Standard Class	(35,294,706)	(54,553,752)
Service Class	(21,227,620)	(41,558,530)

	(56,522,326)	(96,112,282)

Increase (Decrease) in net assets derived from capital share transactions	42,586,432	(17,368,075)

Net Increase (Decrease) in Net Assets	34,270,363	(60,433,345)

Net Assets:
Beginning of year	590,220,668	650,654,013

End of year	$624,491,031	$590,220,668

Undistributed net investment income	$894,834	$1,825,584

See accompanying notes, which are an integral part of the financial statements.

Smid Cap Growth Series-9

Delaware VIP® Trust — Delaware VIP Smid Cap Growth Series

Financial highlights

Selected data for each share of the Series outstanding throughout each period were as follows:

	Delaware VIP Smid Cap Growth Series Standard Class Year ended
	12/31/15	12/31/14	12/31/13	12/31/12	12/31/11
Net asset value, beginning of period	$30.200	$32.390	$24.370	$23.190	$22.220

Income from investment operations:
Net investment income[1]	0.073	0.116	0.040	0.026	0.058
Net realized and unrealized gain	2.211	0.620	9.542	2.570	1.808

Total from investment operations	2.284	0.736	9.582	2.596	1.866

Less dividends and distributions from:
Net investment income	(0.120)	(0.021)	(0.007)	(0.060)	(0.232)
Net realized gain	(2.574)	(2.905)	(1.555)	(1.356)	(0.664)

Total dividends and distributions	(2.694)	(2.926)	(1.562)	(1.416)	(0.896)

Net asset value, end of period	$29.790	$30.200	$32.390	$24.370	$23.190

Total return[2]	7.54%	3.15%	41.32%	11.02%	8.13%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$394,406	$386,290	$422,823	$318,002	$323,798
Ratio of expenses to average net assets	0.83%	0.83%	0.83%	0.84%	0.83%
Ratio of net investment income to average net assets	0.24%	0.40%	0.14%	0.11%	0.24%
Portfolio turnover	23%	18%	19%	23%	19%

[1]	The average shares outstanding method has been applied for per share information.
[2]

Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which Delaware VIP Trust serves as an underlying investment vehicle.

See accompanying notes, which are an integral part of the financial statements.

Smid Cap Growth Series-10

Delaware VIP® Smid Cap Growth Series

Financial highlights (continued)

Selected data for each share of the Series outstanding throughout each period were as follows:

	Delaware VIP Smid Cap Growth Series Service Class Year ended
	12/31/15	12/31/14	12/31/13	12/31/12	12/31/11
Net asset value, beginning of period	$29.060	$31.330	$23.670	$22.570	$21.650

Income (loss) from investment operations:
Net investment income (loss)[1]	(0.003)	0.042	(0.029)	(0.034)	(0.002)
Net realized and unrealized gain	2.127	0.593	9.244	2.492	1.770

Total from investment operations	2.124	0.635	9.215	2.458	1.768

Less dividends and distributions from:
Net investment income	(0.050)	—	—	(0.002)	(0.184)
Net realized gain	(2.574)	(2.905)	(1.555)	(1.356)	(0.664)

Total dividends and distributions	(2.624)	(2.905)	(1.555)	(1.358)	(0.848)

Net asset value, end of period	$28.560	$29.060	$31.330	$23.670	$22.570

Total return[2]	7.31%	2.87%	40.98%	10.71%	7.90%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$230,085	$203,931	$227,831	$173,948	$150,991
Ratio of expenses to average net assets	1.08%	1.08%	1.08%	1.09%	1.08%
Ratio of expenses to average net assets prior to fees waived	1.13%	1.13%	1.13%	1.14%	1.13%
Ratio of net investment income (loss) to average net assets	(0.01% )	0.15%	(0.11% )	(0.14% )	(0.01% )
Ratio of net investment income (loss) to average net assets prior to fees waived	(0.06% )	0.10%	(0.16% )	(0.19% )	(0.06% )
Portfolio turnover	23%	18%	19%	23%	19%

[1]	The average shares outstanding method has been applied for per share information.
[2]	Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return during all of the periods shown reflects a waiver by the distributor. Performance would have been lower had the waiver not been in effect. Total investment return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which Delaware VIP Trust serves as an underlying investment vehicle.

See accompanying notes, which are an integral part of the financial statements.

Smid Cap Growth Series-11

Delaware VIP® Trust — Delaware VIP Smid Cap Growth Series

Notes to financial statements

December 31, 2015

Delaware VIP Trust (Trust) is organized as a Delaware statutory trust and offers 10 series: Delaware VIP Diversified Income Series, Delaware VIP Emerging Markets Series, Delaware VIP High Yield Series, Delaware VIP International Value Equity Series, Delaware VIP Limited-Term Diversified Income Series, Delaware VIP REIT Series, Delaware VIP Small Cap Value Series, Delaware VIP Smid Cap Growth Series, Delaware VIP U.S. Growth Series, and Delaware VIP Value Series. These financial statements and the related notes pertain to Delaware VIP Smid Cap Growth Series (Series). The Trust is an open-end investment company. The Series is considered diversified under the Investment Company Act of 1940, as amended, and offers Standard Class and Service Class shares. The Standard Class shares do not carry a 12b-1 fee and the Service Class shares carry a 12b-1 fee. The shares of the Series are sold only to separate accounts of life insurance companies.

The investment objective of the Series is to seek long-term capital appreciation.

1. Significant Accounting Policies

The following accounting policies are in accordance with U.S. generally accepted accounting principles (U.S. GAAP) and are consistently followed by the Series.

Security Valuation—Equity securities, except those traded on the Nasdaq Stock Market LLC (Nasdaq), are valued at the last quoted sales price as of the time of the regular close of the New York Stock Exchange on the valuation date. Equity securities traded on the Nasdaq are valued in accordance with the Nasdaq Official Closing Price, which may not be the last sales price. If, on a particular day, an equity security does not trade, the mean between the bid and ask prices will be used, which approximates fair value. Securities listed on a foreign exchange are normally valued at the last quoted sales price on the valuation date. U.S. government and agency securities are valued at the mean between the bid and ask prices, which approximates fair value. Foreign currency exchange contracts and foreign cross currency exchange contracts are valued at the mean between the bid and ask prices, which approximates fair value. Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available. Generally, other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith under the direction of the Trusts’ Board of Trustees (Board). In determining whether market quotations are readily available or fair valuation will be used, various factors will be taken into consideration, such as market closures or suspension of trading in a security. The Series may use fair value pricing more frequently for securities traded primarily in non-U.S. markets because, among other things, most foreign markets close well before the Series values its securities, generally as of 4:00 p.m. Eastern time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, government actions or pronouncements, aftermarket trading, or news events may have occurred in the interim. Whenever such a significant event occurs, the Series may value foreign securities using fair value prices based on third-party vendor modeling tools (international fair value pricing).

Federal and Foreign Income Taxes — No provision for federal income taxes has been made as the Series intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, and make the requisite distributions to shareholders. The Series evaluates tax positions taken or expected to be taken in the course of preparing the Series’ tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the “more-likely-than-not” threshold are recorded as a tax benefit or expense in the current year. Management has analyzed the Series’ tax positions taken for all open federal income tax years (Dec. 31, 2012-Dec. 31, 2015), and has concluded that no provision for federal income tax is required in the Series’ financial statements. In regard to foreign taxes only, the Series has open tax years in certain foreign countries in which it invests that may date back to the inception of the Series.

Class Accounting — Investment income, common expenses, and realized and unrealized gain (loss) on investments are allocated to the various classes of the Series on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

Repurchase Agreements — The Series may purchase certain U.S. government securities subject to the counterparty’s agreement to repurchase them at an agreed upon date and price. The counterparty will be required on a daily basis to maintain the value of the collateral subject to the agreement at not less than the repurchase price (including accrued interest). The agreements are conditioned upon the collateral being deposited under the Federal Reserve book-entry system with the Series’ custodian or a third-party sub-custodian. In the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings. At Dec. 31, 2015 the Series held no investments in repurchase agreements.

Foreign Currency Transactions — Transactions denominated in foreign currencies are recorded at the prevailing exchange rates on the valuation date in accordance with the Series’ prospectus. The value of all assets and liabilities denominated in foreign currencies is translated daily into U.S. dollars at the exchange rate of such currencies against the U.S. dollar. Transaction gains or losses resulting from changes in exchange rates during the reporting period or upon settlement of the foreign currency transaction are reported in operations for the current period. The Series generally does not bifurcate that portion of realized gains and losses on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices. These gains and losses are included on the “Statement of operations” under “Net realized and unrealized gain (loss) on investments.” The Series reports certain foreign currency related transactions as components of realized gains (losses) for financial reporting purposes, whereas such components are treated as ordinary income (loss) for federal income tax purposes.

Use of Estimates — The Series is an investment company, whose financial statements are prepared in conformity with U.S. GAAP. Therefore, the Series follows the accounting and reporting guidelines for investment companies. The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the fair value of investments, the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and the differences could be material.

Smid Cap Growth Series-12

Delaware VIP® Smid Cap Growth Series

Notes to financial statements (continued)

1. Significant Accounting Policies (continued)

Other — Expenses directly attributable to the Series are charged directly to the Series. Other expenses common to various funds within the Delaware Investments® Family of Funds are generally allocated among such funds on the basis of average net assets. Management fees and some other expenses are paid monthly. Security transactions are recorded on the date the securities are purchased or sold (trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Discounts and premiums on debt securities are accreted or amortized to interest income, respectively over the lives of the respective securities using the effective interest method. Foreign dividends are also recorded on the ex-dividend date or as soon after the ex-dividend date that the Series is aware of such dividends, net of all tax withholdings, a portion of which may be reclaimable. Withholding taxes and reclaims on foreign dividends have been recorded in accordance with the Series’ understanding of the applicable country’s tax rules and rates. The Series declares and pays dividends from net investment income and distributions from net realized gain on investments, if any, following the close of the fiscal year. The Series may distribute more frequently, if necessary for tax purposes. Dividends and distributions, if any, are recorded on the ex-dividend date.

Subject to seeking best execution, the Series may direct certain security trades to brokers who have agreed to rebate a portion of the related brokerage commission to the Series in cash. In general, best execution refers to many factors, including the price paid or received for a security, the commission charged, the promptness and reliability of execution, the confidentiality and placement accorded the order, and other factors affecting the overall benefit obtained by the Series on the transaction. There were no commission rebates for the year ended Dec. 31, 2015.

The Series may receive earnings credits from its custodian when positive cash balances are maintained, which may be used to offset custody fees. There were no such earnings credits for the year ended Dec. 31, 2015.

The Series receives earnings credits from its transfer agent when positive cash balances are maintained, which may be used to offset transfer agent fees. If the amount earned is greater than one dollar, the expense paid under this arrangement is included on the “Statement of operations” under “Dividend disbursing and transfer agent fees and expenses” with the corresponding expense offset shown under “Less expense paid indirectly.” For the year ended Dec. 31, 2015, the Series earned less than one dollar under this agreement.

2. Investment Management, Administration Agreements, and Other Transactions with Affiliates

In accordance with the terms of its investment management agreement, the Series pays Delaware Management Company (DMC), a series of Delaware Management Business Trust and the investment manager, an annual fee which is calculated daily at the rate of 0.75% on the first $500 million of average daily net assets of the Series, 0.70% on the next $500 million, 0.65% on the next $1.5 billion, and 0.60% on average daily net assets in excess of $2.5 billion.

Jackson Square Partners, LLC (JSP), a related party of DMC, furnishes investment sub-advisory services to the Series. For these services, DMC, not the Series, pays JSP fees based on the aggregate average daily net assets of the Series at the following annual rate: 0.375% of the first $500 million; 0.350% of the next $500 million; 0.325% of the next $1.5 billion; and 0.300% of aggregate average daily net assets in excess of $2.5 billion.

Delaware Investments Fund Services Company (DIFSC), an affiliate of DMC, provides fund accounting and financial administration oversight services to the Series. For these services, DIFSC’s fees are calculated based on the aggregate daily net assets of the Delaware Investments Family of Funds at the following annual rate: 0.0050% of the first $30 billion; 0.0045% of the next $10 billion; 0.0040% of the next $10 billion; and 0.0025% of aggregate average daily net assets in excess of $50 billion. The fees payable to DIFSC under the service agreement described above are allocated among all funds in the Delaware Investments Family of Funds on a relative net asset value (NAV) basis. For the year ended Dec. 31, 2015, the Series was charged $28,938 for these services. This amount is included on the “Statement of operations” under “Accounting and administrative expenses.”

DIFSC is also the transfer agent and dividend disbursing agent of the Series. For these services, DIFSC’s fees are calculated at the annual rate of 0.0075% of the Series’ average daily net assets. This amount is included on the “Statement of operations” under “Dividend disbursing and transfer agent fees and expenses.” For the year ended December 31, 2015, the Series was charged $45,903 for these services. Pursuant to a sub-transfer agency agreement between DIFSC and BNY Mellon Investment Servicing (US) Inc. (BNYMIS), BNYMIS provides certain sub-transfer agency services to the Series. Sub-transfer agency fees are paid by the Series and are also included on the “Statement of operations” under “Dividend disbursing and transfer agent fees and expenses.”

Pursuant to a distribution agreement and distribution plan, the Series pays Delaware Distributors, L.P. (DDLP), the distributor and an affiliate of DMC, an annual distribution and service fee of 0.30% of the average daily net assets of the Service Class shares. DDLP has contracted to waive distribution and service fees from Jan. 1, 2015 through Dec. 31, 2015* in order to limit distribution and service fees of the Service Class shares to 0.25% of average daily net assets. Standard Class shares pay no distribution and service expenses.

As provided in the investment management agreement, the Series bears a portion of the cost of certain resources shared with DMC, including the cost of internal personnel of DMC and/or its affiliates that provide legal, tax, and regulatory reporting services to the Series. For the year ended Dec. 31, 2015, the Series was charged $14,604 for internal legal, tax, and regulatory reporting services provided by DMC and/or its affiliates’ employees. This amount is included on the “Statement of operations” under “Legal fees.”

Smid Cap Growth Series-13

Delaware VIP® Smid Cap Growth Series

Notes to financial statements (continued)

2. Investment Management, Administration Agreements, and Other Transactions with Affiliates (continued)

Trustees’ fees include expenses accrued by the Series for each Trustee’s retainer and meeting fees. Certain officers of DMC, DSC, and DDLP are officers and/or Trustees of the Trust. These officers and Trustees are paid no compensation by the Series.

*The contractual waiver period is from April 30, 2014 through April 29, 2016 or, if longer, until the Series is offered under new participation agreements or under new contracts with existing insurance companies (other than the update and modification of existing contracts in the normal course of business that may require registration or re-registration under state insurance laws as a new insurance contract, provided the new insurance contract effectively replaces the current insurance contract).

3. Investments

For the year ended Dec. 31, 2015, the Series made purchases and sales of investment securities other than short-term investments as follows:

Purchases	$132,627,240
Sales	156,221,247

At Dec. 31, 2015, the cost and unrealized appreciation (depreciation) of investments for federal income tax purposes for the Series were as follows:

	Aggregate Unrealized	Aggregate Unrealized	Net Unrealized
Cost of	Appreciation	Depreciation	Appreciation
Investments	of investments	of investments	of investments
$459,636,307	$209,129,186	$(37,263,255)	$171,865,931

U.S. GAAP defines fair value as the price that the Series would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. A three-level hierarchy for fair value measurements has been established based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available under the circumstances. The Series’ investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-level hierarchy of inputs is summarized below.

Level 1	–	Inputs are quoted prices in active markets for identical investments. (Examples: equity securities, open-end investment companies, futures contracts, exchange-traded options contracts)
Level 2	–

Other observable inputs, including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, and default rates), or other market-corroborated inputs. (Examples: debt securities, government securities, swap contracts, foreign currency exchange contracts, foreign securities utilizing international fair value pricing, broker-quoted securities, fair valued securities)

Level 3	–	Significant unobservable inputs, including the Series’ own assumptions used to determine the fair value of investments. (Examples: broker-quoted securities, fair valued securities)

Level 3 investments are valued using significant unobservable inputs. The Series may also use an income-based valuation approach in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Valuations may also be based upon current market prices of securities that are comparable in coupon, rating, maturity, and industry. The derived value of a Level 3 investment may not represent the value which is received upon disposition and this could impact the results of operations.

Smid Cap Growth Series-14

Delaware VIP® Smid Cap Growth Series

Notes to financial statements (continued)

3. Investments (continued)

The following table summarizes the valuation of the Series’ investments by fair value hierarchy levels as of Dec. 31, 2015:

Securities	Level 1	Level 2	Total
Common Stock
Consumer Discretionary	$144,853,883	$—	$144,853,883
Energy	21,370,672	—	21,370,672
Financial Services	120,104,378	—	120,104,378
Healthcare	70,885,379	—	70,885,379
Producer Durables	86,126,013	—	86,126,013
Technology	101,300,101	21,231,282	122,531,383
Utilities	33,407,514	—	33,407,514
Short-Term Investments	—	32,223,016	32,223,016

Total Value of Securities	$578,047,940	$53,454,298	$631,502,238

Foreign Currency Exchange Contracts	$—	$(3,639)	$(3,639)

During the year ended Dec. 31, 2015, there were no transfers between Level 1 investments, Level 2 investments, or Level 3 investments that had a significant impact to the Series. This does not include transfers between Level 1 investments and Level 2 investments due to the Series utilizing international fair value pricing during the year. In accordance with the fair valuation procedures described in Note 1, international fair value pricing of securities in the Series occurs when market volatility exceeds an established rolling threshold. If the threshold is exceeded on a given date, then prices of international securities (those that traded on exchanges that close at a different time than the time that Series’ NAV is determined) are established using a separate pricing feed from a third-party vendor designed to establish a price for each such security as of the time that the Series’ NAV is determined. Further, international fair value pricing uses other observable market-based inputs in place of the closing exchange price due to the events occurring after the close of the exchange or market on which the investment is principally traded, causing a change in classification between levels. The Series’ policy is to recognize transfers between levels at the beginning of the reporting period.

A reconciliation of Level 3 investments is presented when the Series has a significant amount of Level 3 investments at the beginning, interim, or end of the period in relation to net assets. At Dec. 31, 2015, there were no Level 3 investments.

4. Dividend and Distribution Information

Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. Additionally, distributions from net gains on foreign currency transactions and net short-term gains on sales of investment securities are treated as ordinary income for federal income tax purposes. The tax character of dividends and distributions paid during the years ended Dec. 31, 2015 and 2014 were as follows:

	Year	Year
	ended	ended
	12/31/15	12/31/14
Ordinary income	$3,969,664	$3,045,604
Long-term capital gain gain	47,687,230	54,491,543

	$51,656,894	$57,537,147

5. Components of Net Assets on a Tax Basis

As of Dec. 31, 2015, the components of net assets on

a tax basis were as follows:

Shares of beneficial interest	$370,859,482
Undistributed ordinary income	894,834
Undistributed long-term capital gains	80,877,710
Unrealized appreciation on investments, foreign currencies, and derivatives	171,859,005

Net assets	$624,491,031

The differences between book basis and tax basis components of net assets are primarily attributable to tax deferral of losses on wash sales.

Smid Cap Growth Series-15

Delaware VIP® Smid Cap Growth Series

Notes to financial statements (continued)

5. Components of Net Assets on a Tax Basis (continued)

For financial reporting purposes, capital accounts are adjusted to reflect the tax character of permanent book/tax differences. Reclassifications are primarily due to tax treatment of gain (loss) on foreign currency transactions and dividends and distributions. Results of operations and net assets were not affected by these reclassifications. For the year ended Dec. 31, 2015 the Series recorded the following reclassifications:

Undistributed	Accumulated
Net Investment	Net Realized
Income	Gain
$(25,975)	$25,975

6. Capital Shares

Transactions in capital shares were as follows:

	Year	Year
	ended	ended
	12/31/15	12/31/14
Shares sold:
Standard Class	496,149	280,111
Service Class	1,140,929	459,345
Shares issued upon reinvestment of dividends and distributions:
Standard Class	1,124,925	1,345,383
Service Class	629,546	772,372

	3,391,549	2,857,211

Shares redeemed:
Standard Class	(1,172,481)	(1,886,684)
Service Class	(731,606)	(1,483,977)

	(1,904,087)	(3,370,661)

Net increase (decrease)	1,487,462	(513,450)

7. Line of Credit

The Series, along with certain other funds in the Delaware Investments® Family of Funds (Participants), was a participant in a $275,000,000 revolving line of credit intended to be used for temporary or emergency purposes as an additional source of liquidity to fund redemptions of investor shares. Under the agreement, the Participants were charged an annual commitment fee of 0.08%, which was allocated across the Participants on the basis of each Participant’s allocation of the entire facility. The Participants were permitted to borrow up to a maximum of one third of their net assets under the agreement. Each Participant was individually, and not jointly, liable for its particular advances, if any, under the line of credit. The line of credit available under the agreement expired on Nov. 9, 2015.

On Nov. 9, 2015, the Series, along with the other Participants, entered into an amendment to the agreement for a $155,000,000 revolving line of credit. Under the amendment to the agreement, the Participants are charged an annual commitment fee of 0.10%, which is allocated across the Participants on the basis of each Participant’s allocation of the entire facility. The line of credit is to be used as described above and operates in substantially the same manner as the original agreement. The line of credit available under the agreement expires on Nov. 7, 2016.

The Series had no amounts outstanding as of Dec. 31, 2015 or at any time during the period then ended.

8. Derivatives

U.S. GAAP requires disclosures that enable investors to understand: (1) how and why an entity uses derivatives; (2) how they are accounted for; and (3) how they affect an entity’s results of operations and financial position.

Foreign Currency Exchange Contracts

The Series enters into foreign currency exchange contracts and foreign cross currency exchange contracts as a way of managing foreign exchange rate risk. The Series may enter into these contracts to fix the U.S. dollar value of a security that it has agreed to buy or sell for the period between the date the trade was entered into and the date the security is delivered and paid for. In addition, the Series may enter into these contracts to facilitate or expedite the settlement of portfolio transactions. The Series may also use these contracts

Smid Cap Growth Series-16

Delaware VIP® Smid Cap Growth Series

Notes to financial statements (continued)

8. Derivatives (continued)

to hedge the U.S. dollar value of securities it already owns that are denominated in foreign currencies. The change in value is recorded as an unrealized gain or loss. When the contract is closed, a realized gain or loss is recorded equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

The use of foreign currency exchange contracts and foreign cross currency exchange contracts does not eliminate fluctuations in the underlying prices of the securities, but does establish a rate of exchange that can be achieved in the future. Although foreign currency exchange contracts and foreign cross currency exchange contracts limit the risk of loss due to an unfavorable change in the value of the hedged currency, they also limit any potential gain that might result should the value of the currency change favorably. In addition, the Series could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts. The Series’ maximum risk of loss from counterparty credit risk is the value of its currency exchanged with the counterparty. The risk is generally mitigated by having a netting arrangement between the Series and the counterparty and by the posting of collateral by the counterparty to the Series to cover the Series’ exposure to the counterparty.

During the year ended Dec. 31, 2015, the Series entered into foreign currency exchange contracts to fix the U.S. dollar value of a security between trade date and settlement date.

During the year ended Dec. 31, 2015, the Series had foreign currency risk, which is disclosed as “ Net unrealized depreciation of foreign currency exchange contracts” on the “Statement of assets and liabilities” and as “Net realized gain on foreign currency exchange contracts” on the “Statement of operations.”

Derivatives Generally. The table below summarizes the average balance of derivative holdings by the Series during the year ended Dec. 31, 2015.

	Long Derivative	Short Derivative
	Volume	Volume
Forward foreign currency exchange contracts (average cost)	$3,779	$3,056

9. Offsetting

In December 2011, the Financial Accounting Standards Board (FASB) issued guidance that expanded disclosure requirements on the offsetting of certain assets and liabilities. The disclosures are required for investments and derivative financial instruments subject to master netting or similar agreements which are eligible for offset in the “Statement of assets and liabilities” and require an entity to disclose both gross and net information about such investments and transactions in the financial statements. In January 2013, the FASB issued guidance that clarified which investments and transactions are subject to the offsetting disclosure requirements. The scope of the disclosure requirements for offsetting is limited to derivative instruments, repurchase agreements and reverse repurchase agreements, and securities borrowing. The guidance is effective for financial statements with fiscal years beginning on or after Jan. 1, 2013, and interim periods within those fiscal years.

In order to better define its contractual rights and to secure rights that will help the Series mitigate its counterparty risk, the Series entered into an International Swaps and Derivatives Association, Inc. Master Agreement (ISDA Master Agreement) or a similar agreement with certain of its derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between the Series and a counterparty that governs certain over-the-counter (OTC) derivatives and foreign exchange contracts and typically contains, among other things, collateral posting items and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Series may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default (close-out), including the bankruptcy or insolvency of the counterparty. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency, or other events.

For financial reporting purposes, the Series does not offset derivative assets and derivatives liabilities that are subject to netting arrangements in the “Statement of assets and liabilities.”

At Dec. 31, 2015, the Series had the following assets and liabilities subject to offsetting provisions:

Offsetting of Financial Assets and Liabilities and Derivative Assets and Liabilities

	Gross Value of	Gross Value of
Counterparty	Derivative Asset	Derivative Liability	Net Position
BNY Mellon	$—	$(3,639)	$(3,639)

		Fair Value of		Fair Value of
		Non Cash	Cash Collateral	Non Cash	Cash Collateral
Counterparty	Net Position	Collateral Received	Received	Collateral Pledged	Pledged	Net Exposure(a)
BNY Mellon	$(3,639)	$—	$—	$—	$—	$(3,639)

(a) Net exposure represents the receivable (payable) that would be due from (to) the counterparty in the event of default.

Smid Cap Growth Series-17

Delaware VIP® Smid Cap Growth Series

Notes to financial statements (continued)

10. Securities Lending

The Series, along with other funds in the Delaware Investments® Family of Funds, may lend its securities pursuant to a security lending agreement (Lending Agreement) with The Bank of New York Mellon (BNY Mellon). At the time a security is loaned, the borrower must post collateral equal to the required percentage of the market value of the loaned security, including any accrued interest. The required percentage is: (1) 102% with respect to U.S. securities and foreign securities that are denominated and payable in U.S. dollars; and (2) 105% with respect to foreign securities. With respect to each loan, if on any business day the aggregate market value of securities collateral plus cash collateral held is less than the aggregate market value of the securities that are the subject of such loan, the borrower will be notified to provide additional collateral by the end of the following business day, which, together with the collateral already held, will be not less than the applicable initial collateral requirements for such security loan. If the aggregate market value of securities collateral and cash collateral held with respect to a security loan exceeds the applicable initial collateral requirement, upon the request of the borrower, BNY Mellon must return enough collateral to the borrower by the end of the following business day to reduce the value of the remaining collateral to the applicable initial collateral requirement for such security loan. As a result of the foregoing, the value of the collateral held with respect to a loaned security on any particular day may be more or less than the value of the security on loan.

Prior to Dec. 29, 2015, cash collateral received was generally invested in the Delaware Investments Collateral Fund No. 1 (Collective Trust), a pooled account established by BNY Mellon for the use of funds managed by DMC that participate in BNY Mellon’s securities lending program. The Collective Trust sought to maintain a net asset value per unit of $1.00. Under the previous investment guidelines, the Collective Trust was permitted to invest in U.S. government securities and high-quality corporate debt, asset-backed and other money market securities, and in repurchase agreements collateralized by such securities, provided that the Collective Trust would generally have a dollar-weighted average portfolio maturity of 60 days or less.

On Dec. 29, 2015, the assets in the Collective Trust were transferred to a series of individual separate accounts, each corresponding to a Series. The investment guidelines permit each separate account to hold certain securities that would be considered eligible securities for a money market fund. Cash collateral received is generally invested in government securities; certain obligations issued by government sponsored enterprises; repurchase agreements collateralized by U.S. Treasury securities; obligations issued by the central government of any Organization for Economic Cooperation and Development (OECD) country or its agencies, instrumentalities, or establishments; obligations of supranational organizations; commercial paper, notes, bonds, and other debt obligations; certificates of deposit, time deposits, and other bank obligations; and asset-backed securities.

In the event of default or bankruptcy by the lending agent, realization and/or retention of the collateral may be subject to legal proceedings. In the event the borrower fails to return loaned securities and the collateral received is insufficient to cover the value of the loaned securities and provided such collateral shortfall is not the result of investment losses, the lending agent has agreed to pay the amount of the shortfall to the Series or, at the discretion of the lending agent, replace the loaned securities. The Series continues to record dividends or interest, as applicable, on the securities loaned and are subject to changes in value of the securities loaned that may occur during the term of the loan. The Series has the right under the Lending Agreement to recover the securities from the borrower on demand. With respect to security loans collateralized by non-cash collateral, the Series receives loan premiums paid by the borrower. With respect to security loans collateralized by cash collateral, the earnings from the collateral investments are shared among the Series, the security lending agent, and the borrower. The Series records security lending income net of allocations to the security lending agent and the borrower.

The Series may incur investment losses as a result of investing securities lending collateral. This could occur if an investment in the collateral investment account defaulted or became impaired. Under those circumstances, the value of a Series’ cash collateral account may be less than the amount the Series would be required to return to the borrowers of the securities and the Series would be required to make up for this shortfall.

During the year ended Dec. 31, 2015, the Series had no securities out on loan.

11. Credit and Market Risk

The Series invests a significant portion of its assets in small- and mid-sized companies and may be subject to certain risks associated with ownership of securities of such companies. Investments in small- or mid-sized companies may be more volatile than investments in larger companies for a number of reasons, which include more limited financial resources or a dependence on narrow product lines.

The Series may invest up to 10% of its net assets in illiquid securities, which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A promulgated under the Securities Act of 1933, as amended, and other securities which may not be readily marketable. The relative illiquidity of these securities may impair the Series from disposing of them in a timely manner and at a fair price when it is necessary or desirable to do so. While maintaining oversight, the Trusts’ Board has delegated to DMC the day-to-day functions of determining whether individual securities are liquid for purposes of the Series’ limitation on investments in illiquid securities. Securities eligible for resale pursuant to Rule 144A, which are determined to be liquid, are not subject to the Series’ 10% limit on investments in illiquid securities. As of Dec. 31, 2015, there were no Rule 144A securities held by the Series and no securities have been determined to be illiquid under the Series’ Liquidity Procedures. When monitoring compliance with the Series’ illiquid limit, certain holdings that are common to multiple clients of the investment manager or sub-advisor may be aggregated and considered illiquid in the aggregate solely for monitoring purposes. For purposes of determining illiquidity for financial reporting purposes, only the holdings of this Series will be considered.

Smid Cap Growth Series-18

Delaware VIP® Smid Cap Growth Series

Notes to financial statements (continued)

12. Series Closed to New Investors

As of Feb. 24, 2012, the Series is no longer offered (1) under existing participation agreements for use with new insurance products; or (2) under new participation agreements to insurance companies that seek to include the Series in their products, except for certain insurance companies that have initiated negotiations to add the Series to a new product prior to Feb. 9, 2012. Contract holders of existing insurance companies that offer the Series will be able to continue to make purchases of shares, including purchases through reinvestment of dividends or capital gains distributions, and exchanges, regardless of whether they own, or have owned in the past, shares of the Series. The Series reserves the right to modify this policy at any time.

13. Contractual Obligations

The Series enters into contracts in the normal course of business that contain a variety of indemnifications. The Series’ maximum exposure under these arrangements is unknown. However, the Series has not had prior claims or losses pursuant to these contracts. Management has reviewed the Series’ existing contracts and expects the risk of loss to be remote.

14. Recent Accounting Pronouncements

In May 2015, the FASB issued Accounting Standards Update (ASU) No. 2015-07 regarding “Disclosures for Investments in Certain Entities That Calculate Net Asset Value per Share.” The amendments in this update are effective for the Series for fiscal years beginning after Dec. 15, 2015, and interim periods within those fiscal years. ASU No. 2015-07 will eliminate the requirement to categorize investments in the fair value hierarchy if the fair value is measured at NAV per share (or its equivalent) using the practical expedient in the FASB’s fair value measurement guidance. Management is evaluating the impact, if any, of this guidance on the Series’ financial statement disclosures.

15. Subsequent Events

Management has determined that no material events or transactions occurred subsequent to Dec. 31, 2015 that would require recognition or disclosure in the Series’ financial statements.

Smid Cap Growth Series-19

Delaware VIP® Trust — Delaware VIP Smid Cap Growth Series

Report of independent registered public accounting firm

To the Board of Trustees of Delaware VIP Trust and Shareholders of Delaware VIP Smid Cap Growth Series:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Delaware VIP Smid Cap Growth Series (one of the series constituting Delaware VIP Trust, hereafter referred to as the “Series”) at December 31, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Series’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2015 by correspondence with the custodian and broker and the application of alternative auditing procedures where securities purchased had not been received, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

February 17, 2016

Smid Cap Growth Series-20

Delaware VIP® Trust — Delaware VIP Smid Cap Growth Series

Other Series information (Unaudited)

Board consideration of VIP Smid Cap Growth Series investment management agreement

At a meeting held on Aug. 18-20, 2015 (the “Annual Meeting”), the Board of Trustees (collectively referred to here as the “Board”), including a majority of disinterested or independent Trustees, approved the renewal of the Investment Management Agreement and Sub-Advisory Agreement for Delaware VIP Smid Cap Growth Series (the “Series”). In making its decision, the Board considered information furnished at regular quarterly Board meetings, including reports detailing Series performance, investment strategies, and expenses, as well as information prepared specifically in connection with the renewal of the investment advisory and sub-advisory contracts. Information furnished specifically in connection with the renewal of the Investment Management Agreement with Delaware Management Company (“DMC”) and Sub-Advisory Agreement with Jackson Square Partners, LLC (“JSP”) included materials provided by DMC and its affiliates (“Delaware Investments”) and JSP, as applicable, concerning, among other things, the nature, extent, and quality of services provided to the Series; the costs of such services to the Series; economies of scale; and the investment manager’s financial condition and profitability. In addition, in connection with the Annual Meeting, reports were provided to the Trustees in May 2015 and included reports provided by Lipper, Inc., an independent statistical compilation organization (“Lipper”). The Lipper reports compared the Series’ investment performance and expenses with those of other comparable mutual funds. The Independent Trustees reviewed and discussed the Lipper reports with independent legal counsel to the Independent Trustees. In addition to the information noted above, the Board also requested and received information regarding DMC’s or JSP’s, as applicable, policy with respect to advisory fee levels and its breakpoint philosophy; the structure of portfolio manager compensation; comparative client fee information; and any constraints or limitations on the availability of securities for certain investment styles, which had in the past year inhibited, or which were likely in the future to inhibit, the investment manager’s ability to invest fully in accordance with Series policies.

In considering information relating to the approval of the Series’ advisory and sub-advisory agreement, the Independent Trustees received assistance and advice from and met separately with independent legal counsel to the Independent Trustees. They also engaged a consultant to assist them in analyzing portions of the data received. The Independent Trustees reviewed and discussed with such consultant two reports prepared by the consultant with respect to such data. Although the Board gave attention to all information furnished, the following discussion identifies, under separate headings, the primary factors taken into account by the Board during its contract renewal considerations.

Nature, extent, and quality of service of DMC. The Board considered the services provided by DMC to the Series and its shareholders. In reviewing the nature, extent, and quality of services, the Board considered reports furnished to it throughout the year, which covered matters such as the relative performance of the Series; compliance of portfolio managers with the investment policies, strategies, and restrictions for the Series; compliance by DMC and Delaware Distributors, L.P. (together, “Management”) personnel with the Code of Ethics adopted throughout the Delaware Investments® Family of Funds complex; and adherence to fair value pricing procedures as established by the Board. The Board was pleased with the current staffing of the Series’ investment adviser and the emphasis placed on research in the investment process. The Board recognized DMC’s receipt of several industry distinctions during the past several years. The Board gave favorable consideration to DMC’s efforts to control expenditures while maintaining service levels committed to Series matters. The Board noted that in November 2013, Management negotiated a substantial reduction in fees for fund accounting services provided to the Series. The Board was satisfied with the nature, extent, and quality of the overall services provided by DMC.

Nature, extent, and quality of service of JSP. The Board considered the services provided by JSP to the Series and its shareholders. In reviewing the nature, extent, and quality of services, the Board took account of reports furnished to it throughout the year at regular Board Meetings covering matters such as relative performance of the Series; compliance of portfolio managers with the investment policies, strategies, and restrictions for the Series; the compliance of JSP personnel with its Code of Ethics; and adherence to fair value pricing procedures as established by the Board. The Board was pleased with the current staffing of JSP and the emphasis placed on research in the investment process. The Board was satisfied with the nature, extent, and quality of the overall services provided by JSP.

Investment performance. The Board placed significant emphasis on the investment performance of the Series in view of the importance of investment performance to shareholders. Although the Board gave appropriate consideration to performance reports and discussions with portfolio managers at Board meetings throughout the year, the Board gave particular weight to the Lipper reports furnished for the 15(c) Meeting. The Lipper reports prepared for the Series showed the investment performance of its Standard Class shares in comparison to a group of similar funds as selected by Lipper (the “Performance Universe”). A fund with the best performance ranked first, and a fund with the poorest performance ranked last. The highest/best performing 25% of funds in the Performance Universe make up the first quartile; the next 25%, the second quartile; the next 25%, the third quartile; and the poorest/worst performing 25% of funds in the Performance Universe make up the fourth quartile. Comparative annualized performance for the Series was shown for the past 1-, 3-, 5-, and 10-year periods, as applicable, ended March 31, 2015. The Board’s objective is that the Series’ performance for the periods considered be at or above the median of its Performance Universe.

The Performance Universe for the Series consisted of the Series and all mid-cap growth funds underlying variable insurance products as selected by Lipper. The Lipper report comparison showed that the Series’ total return for the 1-year period was in the second quartile of its Performance Universe. The report further showed that the Series’ total return for the 3-year period was in the fourth quartile of its Performance Universe and the Series’ total return for the 5- and 10-year periods was in the first quartile of its Performance Universe. The Board was satisfied with performance.

Smid Cap Growth Series-21

Delaware VIP® Trust — Delaware VIP Smid Cap Growth Series

Other Series information (Unaudited)

Board consideration of VIP Smid Cap Growth Series investment management agreement (continued)

Comparative expenses. The Board considered expense comparison data for the Delaware Investments® Family of Funds. Management provided the Board with information on pricing levels and fee structures for the Series as of its most recently completed fiscal year. The Board also focused on the comparative analysis of effective management fees and total expense ratios of the Series versus effective management fees and expense ratios of a group of similar funds as selected by Lipper (the “Expense Group”). In reviewing comparative costs, the Series’ contractual management fee and the actual management fee incurred by the Series were compared with the contractual management fees (assuming all funds in the Expense Group were similar in size to the Series) and actual management fees (as reported by each fund) within the Expense Group, taking into account any applicable breakpoints and fee waivers. The Series’ total expenses were also compared with those of its Expense Group. The Lipper total expenses, for comparative consistency, were shown by Lipper for Standard Class shares which do not charge 12b-1 and non 12b-1 service fees. The Board considered fees paid to DMC for non-management services. The Board’s objective is to limit the Series’ total expense ratio to be competitive with that of the Expense Group.

The expense comparisons for the Series showed that the actual management fee was in the quartile with the second lowest expenses of its Expense Group and its total expenses were in the quartile with the second highest expenses of its Expense Group. The Series’ total expenses were not in line with the Board’s objective. In evaluating total expenses, the Board considered 12b-1 waivers in place through April 29, 2016 and various initiatives implemented by Management. The Board was satisfied with Management’s efforts to improve the Series’ total expense ratio and to bring it in line with the Board’s objective.

Management profitability of DMC. The Board considered the level of profits realized by DMC in connection with the operation of the Series. In this respect, the Board reviewed the Investment Management Profitability Analysis that addressed the overall profitability of DMC’s business in providing management and other services to each of the individual funds and the Delaware Investments Family of Funds as a whole. Specific attention was given to the methodology followed in allocating costs for the purpose of determining profitability. Management stated that the level of profits of DMC, to a certain extent, reflects recent operational cost savings and efficiencies initiated by DMC. The Board considered DMC’s efforts to improve services provided to fund shareholders and to meet additional regulatory and compliance requirements resulting from recent industry-wide Securities and Exchange Commission initiatives. The Board also considered the extent to which DMC might derive ancillary benefits from fund operations, including the potential for procuring additional business as a result of the prestige and visibility associated with its role as service provider to the Delaware Investments Family of Funds and the benefits from allocation of fund brokerage to improve trading efficiencies. The Board found that the management fees were reasonable in light of the services rendered and the profitability of DMC.

Management profitability of JSP. Trustees were also given available information on profits being realized by JSP in relation to the services being provided to the Series or in relation to JSP’s overall investment advisory business, but believed such information to be of limited relevance because the sub-advisory fees are paid by DMC out of its management fee, and changes in the level of sub-advisory have no impact on Series expenses. The Board was also provided information on potential fall-out benefits derived or to be derived by JSP in connection with its relationship to the Series, such as reputational enhancement, soft dollar arrangements or commissions paid to affiliated broker/dealers, as applicable.

Economies of scale. The Trustees considered whether economies of scale are realized by DMC as the Series’ assets increase and the extent to which any economies of scale are reflected in the level of management fees charged. The Trustees reviewed the standardized advisory fee pricing and structure approved by the Board and shareholders, which includes breakpoints, and which applies to most funds in the Delaware Investments Family of Funds complex. Breakpoints in the advisory fee occur when the advisory fee rate is reduced on assets in excess of specified levels. Breakpoints result in a lower advisory fee, than would otherwise be the case in the absence of breakpoints, when the asset levels specified in the breakpoints are exceeded. The Board noted that the fee under the Series’ management contract fell within the standardized fee pricing structure. The Board also noted that the Series’ assets exceeded the first breakpoint level. The Board believed that, given the extent to which economies of scale might be realized by the adviser and its affiliates, the schedule of fees under the Investment Management Agreement provides a sharing of benefits with the Series and its shareholders.

Smid Cap Growth Series-22

Delaware VIP® Trust — Delaware VIP Smid Cap Growth Series

Other Series information (Unaudited)

Tax Information

All disclosures are based on financial information available as of the date of this annual report and, accordingly are subject to change. For any and all items requiring reporting, it is the intention of the Series to report the maximum amount permitted under the Internal Revenue Code and the regulations thereunder.

For the year ended Dec. 31, 2015, the Series’ reports distributions paid during the year as follows:

(A)
Long-Term	(B)
Capital Gain	Ordinary Income	Total	(C)
Distributions	Distributions	Distributions	Qualifying
(Tax Basis)	(Tax Basis)	(Tax Basis)	Dividends[1]
92.32%	7.68%	100.00%	100.00%

(A) and (B) are based on a percentage of the Series’ total distributions.

(C) is based on a percentage of the Series’ ordinary income distributions.

1 Qualifying dividends represent dividends which qualify for the corporate dividends received deduction.

Smid Cap Growth Series-23

Delaware Investments® Family of Funds

Board of trustees/directors and officers addendum

A mutual fund is governed by a Board of Trustees/Directors (“Trustees”), which has oversight responsibility for the management of a fund’s business affairs. Trustees establish procedures and oversee and review the performance of the investment manager, the distributor, and others who perform services for the fund. The independent fund trustees, in particular, are advocates for shareholder interests. Each trustee has served in that capacity since he or she was elected to or appointed to the Board of Trustees, and will continue to serve until his or her retirement or the election of a new trustee in his or her place. The following is a list of the Trustees and Officers with certain background and related information.

				Number of	Other
			Principal	Portfolios in Fund	Directorships
Name,	Position(s)		Occupation(s)	Complex Overseen	Held by
Address,	Held with	Length of Time	During the	by Trustee	Trustee
and Birth Date	Fund(s)	Served	Past Five Years	or Officer	or Officer
INTERESTED TRUSTEE
Shawn K. Lytle[1] 2005 Market Street Philadelphia, PA 19103 February 1970	President, Chief Executive Officer, and Trustee	Trustee since September 2015 President and Chief Executive Officer since August 2015	Shawn K. Lytle has served as President of Delaware Investments[2] since June 2015 and was the Regional Head of Americas for UBS Global Asset Management from 2010 through 2015.	65	Trustee — UBS Relationship Funds, SMA Relationship Trust, and UBS Funds (May 2010–April 2015)
INDEPENDENT TRUSTEES
Thomas L. Bennett 2005 Market Street Philadelphia, PA 19103 October 1947	Chairman and Trustee	Trustee since March 2005 Chairman since March 2015	Private Investor (March 2004–Present)	65	Director — Bryn Mawr Bank Corp. (BMTC) (2007–2011)
Ann D. Borowiec 2005 Market Street Philadelphia, PA 19103 November 1958	Trustee	Since March 2015	Chief Executive Officer Private Wealth Management (2011–2013) and Market Manager, New Jersey Private Bank (2005–2011) — J.P. Morgan Chase & Co.	65	None
Joseph W. Chow 2005 Market Street Philadelphia, PA 19103 January 1953	Trustee	Since January 2013	Executive Vice President (Emerging Economies Strategies, Risk and Corporate Administration) State Street Corporation (July 2004–March 2011)	65	Director and Audit Committee Member — Hercules Technology Growth Capital, Inc. (2004–2014)
John A. Fry 2005 Market Street Philadelphia, PA 19103 May 1960	Trustee	Since January 2001	President — Drexel University (August 2010–Present) President — Franklin & Marshall College (July 2002–July 2010)	65	Director — Hershey Trust Company Director, Audit Committee, and Governance Committee Member — Community Health Systems Director — Drexel Morgan & Co.
Lucinda S. Landreth 2005 Market Street Philadelphia, PA 19103 June 1947	Trustee	Since March 2005	Private Investor (2004–Present)	65	None

Smid Cap Growth Series-24

				Number of	Other
			Principal	Portfolios in Fund	Directorships
Name,	Position(s)		Occupation(s)	Complex Overseen	Held by
Address,	Held with	Length of Time	During the	by Trustee	Trustee
and Birth Date	Fund(s)	Served	Past Five Years	or Officer	or Officer

Frances A. Sevilla-Sacasa 2005 Market Street Philadelphia, PA 19103 January 1956	Trustee	Since September 2011	Chief Executive Officer — Banco Itaú International (April 2012–Present) Executive Advisor to Dean (August 2011–March 2012) and Interim Dean (January 2011–July 2011) — University of Miami School of Business Administration President — U.S. Trust, Bank of America Private Wealth Management (Private Banking) (July 2007–December 2008)	65	Trust Manager and Audit Committee Member — Camden Property Trust

Thomas K. Whitford 2005 Market Street Philadelphia, PA 19103 March 1956	Trustee	Since January 2013	Vice Chairman (2010–April 2013) Chief Administrative Officer (2008–2010) and Executive Vice President and Chief Administrative Officer (2007–2009) — PNC Financial Services Group	65	Director — HSBC Finance Corporation and HSBC North America Holdings Inc. Director — HSBC Bank
Janet L. Yeomans 2005 Market Street Philadelphia, PA 19103 July 1948	Trustee	Since April 1999	Vice President and Treasurer (January 2006–July 2012) Vice President — Mergers & Acquisitions (January 2003–January 2006), and Vice President and Treasurer (July 1995–January 2003) 3M Corporation	65	Director, Audit and Compliance Committee Chair, Investment Committee Member, and Governance Committee Member — Okabena Company Chair — 3M Investment Management Company (2005–2012)
OFFICERS
David F. Connor 2005 Market Street Philadelphia, PA 19103 December 1963	Senior Vice President, General Counsel, and Secretary	Senior Vice President, since May 2013; General Counsel since May 2015; Secretary since October 2005	David F. Connor has served as Senior Vice President of the Fund(s) and the investment advisor since 2013, General Counsel of the Fund(s) and the investment advisor since 2015, Secretary of the Fund(s) and the investment advisor since 2005.	65	None[3]
Daniel V. Geatens 2005 Market Street Philadelphia, PA 19103 October 1972	Vice President and Treasurer	Treasurer since October 2007	Daniel V. Geatens has served as Vice President and Treasurer of the Fund(s) since 2007 and Vice President and Director of Financial Administration of the investment advisor since 2010.	65	None[3]
Richard Salus 2005 Market Street Philadelphia, PA 19103 October 1963	Senior Vice President and Chief Financial Officer	Chief Financial Officer since November 2006	Richard Salus has served as Senior Vice President and Chief Financial Officer of the Fund(s) and the investment advisor since 2006.	65	None[3]

[1]	Shawn K. Lytle is considered to be an “Interested Trustee” because he is an executive officer of the Fund’s(s’) investment advisor.
[2]	Delaware Investments is the marketing name for Delaware Management Holdings, Inc. and its subsidiaries, including the Fund’s(s’) investment advisor, principal underwriter, and its transfer agent.
[3]

David F. Connor, Daniel V. Geatens, and Richard Salus serve in similar capacities for the six portfolios of the Optimum Fund Trust, which have the same investment advisor, principal underwriter, and transfer agent as the registrant.

The Statement of Additional Information for the Fund(s) includes additional information about the Trustees and Officers and is available, without charge, upon request by calling 800 523-1918.

Smid Cap Growth Series-25

The Series files its complete schedule of portfolio holdings with the Securities and Exchange Commission (Commission) for the first and third quarters of each fiscal year on Form N-Q. The Series’ Forms N-Q, as well as a description of the policies and procedures that the Series uses to determine how to vote proxies (if any) relating to portfolio securities are available without charge (i) upon request, by calling 800 523-1918; and (ii) on the Commission’s website at sec.gov. In addition, a description of the policies and procedures that the Series uses to determine how to vote proxies (if any) relating to portfolio securities and the Schedule of Investments included in the Series’ most recent Form N-Q are available without charge on the Delaware Investments® Funds’ website at delawareinvestments.com. The Series’ Forms N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling 800 SEC-0330.

Information (if any) regarding how the Series voted proxies relating to portfolio securities during the most recently disclosed 12-month period ended June 30 is available without charge (i) through the Delaware Investments Funds’ website at delawareinvestments.com; and (ii) on the Commission’s website at sec.gov.

AR-VIPSCG [12/15] BNY 20824 (2/16) (16014)	Smid Cap Growth Series-26

Delaware VIP® Trust
Delaware VIP High Yield Series
Annual report
December 31, 2015

Neither Delaware Investments nor its affiliates noted in this document are authorized deposit-taking institutions for the purpose of the Banking Act 1959 (Commonwealth of Australia). The obligations of these entities do not represent deposits or other liabilities of Macquarie Bank Limited (MBL). MBL does not guarantee or otherwise provide assurance in respect of the obligations of these entities, unless noted otherwise.

Unless otherwise noted, views expressed herein are current as of Dec. 31, 2015, and subject to change for events occurring after such date.

The Series is not FDIC insured and is not guaranteed. It is possible to lose the principal amount invested.

Mutual fund advisory services provided by Delaware Management Company, a series of Delaware Management Business Trust, which is a registered investment advisor and member of Macquarie Group. Delaware Investments, a member of Macquarie Group, refers to Delaware Management Holdings, Inc. and its subsidiaries, including the Series’ distributor, Delaware Distributors, L.P. Macquarie Group refers to Macquarie Group Limited and its subsidiaries and affiliates worldwide.

This material may be used in conjunction with the offering of shares in Delaware VIP High Yield Series only if preceded or accompanied by the Series’ current prospectus or the summary prospectus.

© 2016 Delaware Management Holdings, Inc.

All third-party marks cited are the property of their respective owners.

Delaware VIP® Trust — Delaware VIP High Yield Series
Portfolio management review	January 12, 2016

For the fiscal year ended Dec. 31, 2015, Delaware VIP High Yield Series Standard Class shares returned -6.60%, and Service Class shares returned -6.87%. Both figures reflect all dividends reinvested. For the same period, the Series’ benchmark, the BofA Merrill Lynch U.S. High Yield Constrained Index, returned -4.61%.

Despite stable benchmark interest rates, modest economic growth, and clear signs of recovery in the U.S. labor market, high yield bonds experienced a volatile 12 months through Dec. 31, 2015, ending in negative territory for the year. The main culprit was the sharp drop in oil prices during the period. That triggered rising defaults and a subsequent selloff in the energy sector. The result was an asset class sharply bifurcated along mostly cyclical lines: The energy, metals-and-mining, and basic industry groups underperformed, while more stable, higher-quality sectors like cable, healthcare, and food and beverages outperformed the benchmark.

An economic slowdown in China – combined with geopolitical instability in Europe and unwillingness among the Organization of the Petroleum Exporting Countries (OPEC) members to cut production – was responsible for the plunge in oil prices to less than $40 at the end of the year. At that level, many energy companies are unprofitable, and those with the most leverage have the greatest risk. So, while defaults within all nonenergy sectors of the high yield market were just 1.8% for the 12 months ended Dec. 31, 2015, the default rate within the energy and metals-and-mining groups rose to nearly 5.5% over the same period, a 16-year high for the sector.

With the plunge in energy debt prices making for unnerving headlines – and dragging the Series’ benchmark lower as well – selling pressure spiked in December 2014. This increased selling exposed liquidity shortfalls in the high yield market, as financial regulations (Dodd-Frank) have reduced the incentive for dealers to hold as much inventory of certain securities as they did previously. Though bargain hunters eventually stepped in to support bond prices, weakness reappeared late in the fiscal year, as another Greece-related crisis in the euro zone compounded unresolved concerns over Chinese economic growth and overcapacity in the energy sector.

The Series’ weighting in the energy sector was roughly in line with the benchmark when the fiscal year began in January 2015. Within a few months, we reduced this to an underweight position. Still, one of the Series’ three weakest-performing individual issues was from the energy group. Though we sold the Series’ entire position in exploration and development company Chesapeake Energy, it nonetheless cost the Series 0.26 percentage points of relative performance. When an attempted asset sale failed to close, Chesapeake bonds reacted negatively and we exited the position given concerns about tighter liquidity. The Series’ holding in Neiman Marcus cost the Series 0.26 percentage points relative to the benchmark before we closed the position. Neiman Marcus declined due to unexpectedly poor results leading up to the Christmas season.

The Series’ largest performance shortfall resulted from its position in Intelsat, the largest global communications satellite operator. A difficult pricing environment, declining government revenues, and the need to refinance large near-term maturities were to blame. Against the backdrop of a volatile high yield market, the Series’ position in Intelsat negatively affected performance by 0.63 percentage points.

Among contributors, the Series’ holdings in Landry’s bonds added 0.07 percentage points of relative return to the Series. Investors were attracted to the restaurant operator’s above average coupon and the fact that the bond is callable, which kept a floor under its price. The Series’ position in Avintiv Specialty Materials also added 0.07 percentage points of return to performance. The specialty products manufacturer was acquired by Berry Plastics in 2015. Finally, the Series’ position in Lloyds capital notes also added 0.07 percentage points of return to performance. The Lloyds position benefited from investor demand for bank investments, which tend to do well in a rising rate environment as bank earnings improve.

Notably, each outperforming security in the Series had similar characteristics: above-average coupons, stable performance, and operations outside the energy and metals-and-mining industries.

The Series had minimal exposure to derivatives, briefly holding futures contracts and credit default swaps in amounts equal to about 2% of the notional value of assets. Neither position had a material effect (that is, greater than 0.50 percentage points) on total Series performance, and there were no derivative positions outstanding as of the end of the fiscal year.

We had anticipated the Federal Reserve’s December increase of short-term interest rates. Though high yield bonds generally are considered less interest rate sensitive than other fixed income market sectors, the group’s response to rate changes varies. For example, we think the lower-rated credit tiers often are the least vulnerable to rate hikes if, as now, the rationale for tightening monetary policy is accelerating economic growth and not accelerating inflation.

Unless otherwise noted, views expressed herein are current as of Dec. 31, 2015, and subject to change.
High Yield Series-1

Delaware VIP® Trust — Delaware VIP High Yield Series
Portfolio management review (continued)	January 12, 2016

Accordingly, we have modestly overweighted B and CCC-rated credits and underweighted the BB-rated segment. The Series ended the fiscal year with a significant underweight to the energy sector, given the murky (and largely unfavorable) outlook for oil and gas prices. In general, the Series is also overweight higher-coupon securities in sectors that we view as more stable and lower risk than the benchmark. As always, we maintain a broadly diversified approach to investing in the sector, with the average position size of the Series’ approximately 200 holdings being just 0.50% of its net assets at the end of the fiscal year.

Unless otherwise noted, views expressed herein are current as of Dec. 31, 2015, and subject to change.
High Yield Series-2

 Delaware VIP® Trust — Delaware VIP High Yield Series

 Performance summary

The performance quoted represents past performance and does not guarantee future results. Investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted.

Carefully consider the Series’ investment objectives, risk factors, charges, and expenses before investing. This and other information can be found in the Series’ prospectus and its summary prospectus, which may be obtained by calling 800 523-1918. Investors should read the prospectus and the summary prospectus carefully before investing.

Delaware VIP High Yield Series
Average annual total returns
For period ended Dec. 31, 2015	1 year	3 years	5 years	10 years	Lifetime

Standard Class shares (commenced operations on July 28, 1988)	–6.60%	+0.57%	+4.18%	+6.33%	+6.60%

Service Class shares (commenced operations on May 1, 2000)	–6.87%	+0.31%	+3.92%	+6.06%	+5.69%

BofA Merrill Lynch U.S. High Yield Constrained Index	–4.61%	+1.65%	+4.84%	+6.81%	n/a

Returns reflect the reinvestment of all distributions. Please see page 4 for a description of the index.

As described in the Series’ most recent prospectus, the net expense ratio for Service Class shares of the Series was 0.99%, while total operating expenses for Standard Class and Service Class shares were 0.75% and 1.05%, respectively. The management fee for Standard Class and Service Class shares was 0.65%. The Series’ investment manager, Delaware Management Company (Manager), has contractually agreed to waive all or a portion of its investment advisory fees and/or pay/reimburse expenses (excluding any 12b-1 fees, acquired fund fees and expenses, taxes, interest, short sale and dividend interest expenses, brokerage fees, certain insurance costs, and nonroutine expenses or costs, including, but not limited to, those relating to reorganizations, litigation, conducting shareholder meetings, and liquidations) in order to prevent annual series operating expenses from exceeding 0.74% of the Series’ average daily net assets from April 29, 2015 through April 29, 2016.* These waivers and reimbursements may only be terminated by agreement of the Manager and the Series.

The Series’ distributor has contracted to limit the 12b-1 fees for Service Class shares to no more than 0.25% of average daily net assets from Jan. 1, 2015 through Dec. 31, 2015.**

Earnings from a variable annuity or variable life investment compound tax-free until withdrawal, and as a result, no adjustments were made for income taxes.

Expense limitations were in effect for both classes during certain periods shown in the Series performance table above and in the Performance of a $10,000 Investment graph on the next page.

Performance data do not reflect insurance fees related to a variable annuity or variable life investment or the deferred sales charge that would apply to certain withdrawals of investments held for fewer than eight years. Performance shown here would have been reduced if such fees were included and the expense limitation removed. For more information about fees, consult your variable annuity or variable life prospectus.

Investments in variable products involve risk.

Fixed income securities and bond funds can lose value, and investors can lose principal, as interest rates rise. They also may be affected by economic conditions that hinder an issuer’s ability to make interest and principal payments on its debt.

The Series may also be subject to prepayment risk, the risk that the principal of a fixed income security that is held by the Series may be prepaid prior to maturity, potentially forcing the Series to reinvest that money at a lower interest rate.

High yielding, noninvestment grade bonds (junk bonds) involve higher risk than investment grade bonds. The high yield secondary market is particularly susceptible to liquidity problems when institutional investors, such as mutual funds and certain other financial institutions, temporarily stop buying bonds for regulatory, financial, or other reasons. In addition, a less liquid secondary market makes it more difficult for the Series to obtain precise valuations of the high yield securities in its portfolio.

The Series may experience portfolio turnover in excess of 100%, which could result in higher transaction costs and tax liability.

High Yield Series-3

 Delaware VIP High Yield Series

 Performance summary (continued)

International investments entail risks not ordinarily associated with U.S. investments including fluctuation in currency values, differences in accounting principles, or economic or political instability in other nations. Investing in emerging markets can be riskier than investing in established foreign markets due to increased volatility and lower trading volume.

The Series may invest in derivatives, which may involve additional expenses and are subject to risk, including the risk that an underlying security or securities index moves in the opposite direction from what the portfolio manager anticipated. A derivative transaction depends upon the counterparties’ ability to fulfill their contractual obligations.

Please read both the contract and underlying prospectus for specific details regarding the product’s risk profile.

* The contractual waiver period is from April 29, 2015 through April 29, 2016. Prior to April 29, 2015, there was no waiver for the Series.

**The contractual waiver period is from April 30, 2014 through April 29, 2016.

For period beginning Dec. 31, 2005 through Dec. 31, 2015	Starting value	Ending value
– –BofA Merrill Lynch U.S. High Yield Constrained Index	$10,000	$19,333
— Delaware VIP High Yield Series (Standard Class)	$10,000	$18,476

The graph shows a $10,000 investment in the Delaware VIP High Yield Series Standard Class shares for the period from Dec. 31, 2005 through Dec. 31, 2015.

The graph also shows $10,000 invested in the BofA Merrill Lynch U.S. High Yield Constrained Index for the period from Dec. 31, 2005 through Dec. 31, 2015. The BofA Merrill Lynch U.S. High Yield Constrained Index tracks the performance of U.S. dollar-denominated high yield corporate debt publicly issued in the U.S. domestic market, but caps individual issuer exposure at 2% of the benchmark.

Index performance returns do not reflect any management fees, transaction costs or expenses. Indices are unmanaged and one cannot invest directly in an index.

Performance of Service Class shares will vary due to different charges and expenses.

Past performance is not a guarantee of future results.

High Yield Series-4

 Delaware VIP® Trust — Delaware VIP High Yield Series

 Disclosure of Series expenses

  For the six-month period July 1, 2015 to December 31, 2015 (Unaudited)

As a shareholder of the Series, you incur ongoing costs, which may include management fees; distribution and/or service (12b-1) fees; and other Series expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Series and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period from July 1, 2015 to Dec. 31, 2015.

Actual expenses

The first section of the table shown, “Actual Series Return,” provides information about actual account values and actual expenses. You may use the information in this section of the table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical example for comparison purposes

The second section of the table shown, “Hypothetical 5% Return,” provides information about hypothetical account values and hypothetical expenses based on the Series’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Series’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Series and other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. As a shareholder of the Series, you do not incur any transaction costs, such as sales charges (loads), redemption fees or exchange fees, but shareholders of other funds may incur such costs. Also, the fees related to the variable annuity investment or the deferred sales charge that could apply have not been included. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The Series’ actual expenses shown in the table reflect fee waivers in effect for Service Class shares. The expenses shown in the table assume reinvestment of all dividends and distributions.

Expense analysis of an investment of $1,000

	Beginning Account Value 7/1/15	Ending Account Value 12/31/15	Annualized Expense Ratio	Expenses Paid During Period 7/1/15 to 12/31/15*
Actual Series return†
Standard Class	$1,000.00	$919.20	0.73%	$3.53
Service Class	1,000.00	917.10	0.98%	4.74
Hypothetical 5% return (5% return before expenses)
Standard Class	$1,000.00	$1,021.53	0.73%	$3.72
Service Class	1,000.00	1,020.27	0.98%	4.99

*	“Expenses Paid During Period” are equal to the Series’ annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

†	Because actual returns reflect only the most recent six-month period, the returns shown may differ significantly from fiscal year returns.

High Yield Series-5

 Delaware VIP® Trust — Delaware VIP High Yield Series

 Security type / sector allocation

As of December 31, 2015 (Unaudited)

Sector designations may be different than the sector designations presented in other Series materials. The sector designations may represent the investment manager’s internal sector classifications, which may result in the sector designations for one series being different than another series’ sector designations.

Security type / sector	Percentage of net assets

Convertible Bond	0.16%

Corporate Bonds	85.94%
Automotive	1.53%
Banking	5.39%
Basic Industry	7.77%
Capital Goods	4.86%
Consumer Cyclical	7.91%
Consumer Non-Cyclical	5.56%
Energy	4.15%
Financial Services	1.74%
Healthcare	10.81%
Insurance	1.54%
Media	10.16%
Services	7.63%
Technology & Electronics	5.19%
Telecommunications	8.87%
Utilities	2.83%

Senior Secured Loans	6.49%

Common Stock	0.00%

Preferred Stock	1.94%

Short-Term Investments	4.09%

Total Value of Securities	98.62%

Receivables and Other Assets Net of Liabilities	1.38%

Total Net Assets	100.00%

High Yield Series-6

 Delaware VIP® Trust – Delaware VIP High Yield Series

 Schedule of investments

 December 31, 2015

	Principal amount°	Value (U.S. $)

Convertible Bond – 0.16%
Clearwire Communications 144A 8.25% exercise price $7.08, expiration date 11/30/40 #@	432,000	$433,080

Total Convertible Bond (cost $443,985)		433,080

Corporate Bonds – 85.94%
Automotive – 1.53%
American Tire Distributors 144A 10.25% 3/1/22 #	1,485,000	1,366,200
Goodyear Tire & Rubber 5.125% 11/15/23	1,040,000	1,071,200
Group 1 Automotive 144A 5.25% 12/15/23 #	905,000	900,475
Meritor 6.75% 6/15/21	930,000	860,250

		4,198,125

Banking – 5.39%
Credit Suisse Group 144A 7.50% 12/11/49 #●	1,820,000	1,918,855
ING Groep 6.50% 12/31/45 ●	1,335,000	1,310,803
JPMorgan Chase 6.75% 8/29/49 ●	1,995,000	2,177,044
Lloyds Banking Group 7.50% 4/30/49 ●	1,650,000	1,761,375
Popular 7.00% 7/1/19	1,805,000	1,694,444
Royal Bank of Scotland Group 8.00% 12/29/49 ●	2,035,000	2,157,100
Santander Issuances 5.179% 11/19/25	800,000	789,382
Societe Generale 144A 8.00% 9/29/49 #●	805,000	821,727
US Bancorp 5.125% 12/29/49 ●	2,150,000	2,162,793

		14,793,523

Basic Industry – 7.77%
AK Steel 7.625% 5/15/20	954,000	376,639
ArcelorMittal
6.125% 6/1/25	410,000	300,325
6.50% 3/1/21	905,000	732,950
Ball
4.375% 12/15/20	510,000	518,925
5.25% 7/1/25	850,000	872,313
BHP Billiton Finance USA 144A 6.25% 10/19/75 #●	640,000	628,000
Builders FirstSource
144A 7.625% 6/1/21 #	1,510,000	1,596,825
144A 10.75% 8/15/23 #	1,785,000	1,780,537
Building Materials Corp of America 144A 6.00% 10/15/25 #	515,000	527,875
Cemex 144A 7.25% 1/15/21 #	1,495,000	1,442,675
Chemours
144A 6.625% 5/15/23 #	475,000	334,875
144A 7.00% 5/15/25 #	1,135,000	777,475
CPG Merger Sub 144A 8.00% 10/1/21 #@	1,300,000	1,280,500

	Principal amount°	Value (U.S. $)

Corporate Bonds (continued)
Basic Industry (continued)
Joseph T Ryerson & Son
9.00% 10/15/17	1,310,000	$1,015,250
11.25% 10/15/18 @	438,000	328,500
Kissner Milling 144A 7.25% 6/1/19 #@	795,000	749,287
NCI Building Systems 144A 8.25% 1/15/23 #	865,000	912,575
New Gold
144A 6.25% 11/15/22 #	465,000	372,000
144A 7.00% 4/15/20 #	560,000	506,100
NOVA Chemicals 144A 5.00% 5/1/25 #	1,060,000	1,025,550
Rayonier AM Products 144A 5.50% 6/1/24 #	2,035,000	1,617,825
Steel Dynamics 5.50% 10/1/24	1,295,000	1,184,925
Summit Materials
144A 6.125% 7/15/23 #	805,000	796,950
6.125% 7/15/23	735,000	727,650
TPC Group 144A 8.75% 12/15/20 #	1,172,000	767,660
Wise Metals Intermediate Holdings 144A PIK 9.75% 6/15/19 #@T	535,000	135,756

		21,309,942

Capital Goods – 4.86%
AECOM 5.875% 10/15/24	340,000	348,075
Ardagh Packaging Finance 144A 6.00% 6/30/21 #	1,535,000	1,439,063
Berry Plastics 144A 6.00% 10/15/22 #	1,120,000	1,145,200
BWAY Holding 144A 9.125% 8/15/21 #	975,000	916,500
Gardner Denver 144A 6.875% 8/15/21 #	2,395,000	1,844,150
Huntington Ingalls Industries 144A 5.00% 12/15/21 #	340,000	347,650
KLX 144A 5.875% 12/1/22 #	950,000	907,250
Orbital ATK 144A 5.50% 10/1/23 #	620,000	632,400
Plastipak Holdings 144A 6.50% 10/1/21 #	1,450,000	1,406,500
Signode Industrial Group 144A 6.375% 5/1/22 #	1,700,000	1,453,500
StandardAero Aviation Holdings 144A 10.00% 7/15/23 #	1,470,000	1,466,325
TransDigm
6.50% 7/15/24	840,000	839,580
144A 6.50% 5/15/25 #	600,000	583,500

		13,329,693

Consumer Cyclical – 7.91%
American Builders & Contractors Supply 144A 5.75% 12/15/23 #	775,000	782,750
Aramark Services 144A 5.125% 1/15/24 #	625,000	638,281
Beacon Roofing Supply 144A 6.375% 10/1/23 #	585,000	598,894
Boyd Gaming 6.875% 5/15/23	1,215,000	1,254,487
Caleres 6.25% 8/15/23	1,050,000	1,039,500

High Yield Series-7

 Delaware VIP® High Yield Series

 Schedule of investments (continued)

	Principal amount°	Value (U.S. $)

Corporate Bonds (continued)
Consumer Cyclical (continued)
L Brands 144A 6.875% 11/1/35 #	1,500,000	$1,546,875
Landry’s 144A 9.375% 5/1/20 #	1,762,000	1,863,315
LKQ 4.75% 5/15/23	615,000	579,637
M/I Homes 144A 6.75% 1/15/21 #	1,065,000	1,051,687
MGM Resorts International 6.00% 3/15/23	2,385,000	2,373,075
Mohegan Tribal Gaming Authority 144A 9.75% 9/1/21 #	785,000	786,963
9.75% 9/1/21	600,000	601,500
Party City Holdings 144A 6.125% 8/15/23 #	485,000	472,875
Rite Aid 144A 6.125% 4/1/23 #	1,785,000	1,854,169
Sabre GLBL 144A 5.25% 11/15/23 #	970,000	963,937
Sally Holdings 5.625% 12/1/25	1,395,000	1,415,925
Scotts Miracle-Gro 144A 6.00% 10/15/23 #	1,105,000	1,157,488
Tempur Sealy International 144A 5.625% 10/15/23 #	1,045,000	1,060,675
Univar USA 144A 6.75% 7/15/23 #	630,000	576,450
Wynn Las Vegas 144A 5.50% 3/1/25 #	1,190,000	1,065,050

		21,683,533

Consumer Non-Cyclical – 5.56%
Amsurg 5.625% 7/15/22	565,000	561,469
Constellation Brands
4.25% 5/1/23	215,000	215,537
4.75% 11/15/24	370,000	378,325
4.75% 12/1/25	405,000	413,606
Cott Beverages
5.375% 7/1/22	450,000	442,125
6.75% 1/1/20	545,000	564,075
Dean Foods 144A 6.50% 3/15/23 #	110,000	114,675
JBS Investments
144A 7.25% 4/3/24 #	445,000	406,063
144A 7.75% 10/28/20 #	338,000	326,170
JBS USA 144A 5.75% 6/15/25 #	2,990,000	2,616,250
Kronos Acquisition Holdings 144A 9.00% 8/15/23 #	1,235,000	1,062,100
Post Holdings
7.375% 2/15/22	970,000	1,014,863
144A 7.75% 3/15/24 #	1,180,000	1,239,000
Prestige Brands 144A 5.375% 12/15/21 #	975,000	940,875
Spectrum Brands
144A 6.125% 12/15/24 #	2,040,000	2,131,800
6.625% 11/15/22	1,045,000	1,107,700
SUPERVALU 7.75% 11/15/22	1,870,000	1,706,375

		15,241,008

Energy – 4.15%
AmeriGas Finance 7.00% 5/20/22	975,000	948,187
Archrock Partners 6.00% 4/1/21	830,000	686,825

	Principal amount°	Value (U.S. $)

Corporate Bonds (continued)
Energy (continued)
Calumet Specialty Products Partners 7.625% 1/15/22	1,524,000	$1,303,020
CSI Compressco 7.25% 8/15/22	1,205,000	897,725
Energy Transfer Equity 5.875% 1/15/24	1,110,000	910,200
Genesis Energy 5.75% 2/15/21	1,555,000	1,321,750
MPLX
144A 4.875% 12/1/24 #	785,000	708,463
144A 5.50% 2/15/23 #	645,000	567,600
Murphy Oil USA 6.00% 8/15/23	745,000	785,975
NuStar Logistics 6.75% 2/1/21	1,325,000	1,252,125
Pioneer Energy Services 6.125% 3/15/22	670,000	314,900
Rose Rock Midstream 144A 5.625% 11/15/23 #@	435,000	311,025
Targa Resources Partners 144A 6.75% 3/15/24 #	1,335,000	1,141,425
Transocean 4.30% 10/15/22	450,000	240,750

		11,389,970

Financial Services – 1.74%
Ally Financial 5.75% 11/20/25	1,740,000	1,766,100
International Lease Finance 5.875% 8/15/22	1,225,000	1,307,687
James Hardie International Finance 144A 5.875% 2/15/23 #	1,670,000	1,711,750

		4,785,537

Healthcare – 10.81%
Air Medical Merger Sub 144A 6.375% 5/15/23 #	1,500,000	1,342,500
Community Health Systems 6.875% 2/1/22	2,575,000	2,455,906
DaVita HealthCare Partners
5.00% 5/1/25	995,000	962,663
5.125% 7/15/24	415,000	415,778
HCA
5.375% 2/1/25	2,235,000	2,209,856
5.875% 2/15/26	745,000	749,656
HealthSouth
5.75% 11/1/24	775,000	743,031
144A 5.75% 11/1/24 #	775,000	743,031
144A 5.75% 9/15/25 #	740,000	691,900
Hill-Rom Holdings 144A 5.75% 9/1/23 #	1,430,000	1,465,750
IASIS Healthcare 8.375% 5/15/19	2,264,000	2,094,200
Immucor 11.125% 8/15/19	3,506,000	3,207,990
Kinetic Concepts
10.50% 11/1/18	614,000	600,185
12.50% 11/1/19	1,120,000	1,022,000
LifePoint Health 5.875% 12/1/23	1,510,000	1,536,425
Mallinckrodt International Finance
4.75% 4/15/23	155,000	137,950
144A 5.625% 10/15/23 #	810,000	773,550
MEDNAX 144A 5.25% 12/1/23 #	1,410,000	1,420,575

High Yield Series-8

 Delaware VIP® High Yield Series

 Schedule of investments (continued)

	Principal amount°	Value (U.S. $)

Corporate Bonds (continued)
Healthcare (continued)
MPH Acquisition Holdings 144A 6.625% 4/1/22 #	1,340,000	$1,346,700
Sterigenics-Nordion Holdings 144A 6.50% 5/15/23 #	1,675,000	1,603,813
Tenet Healthcare
6.75% 6/15/23	300,000	278,813
8.125% 4/1/22	2,030,000	2,035,075
Valeant Pharmaceuticals International
144A 5.375% 3/15/20 #	560,000	529,200
144A 5.875% 5/15/23 #	385,000	345,538
144A 6.125% 4/15/25 #	1,030,000	921,850

		29,633,935

Insurance – 1.54%
HUB International 144A 7.875% 10/1/21 #	1,800,000	1,624,500
USI 144A 7.75% 1/15/21 #	1,600,000	1,542,000
XLIT 6.50% 12/29/49 ●	1,443,000	1,051,586

		4,218,086

Media – 10.16%
Altice Luxembourg 144A 7.75% 5/15/22 #	1,095,000	990,975
CCO Holdings
144A 5.375% 5/1/25 #	620,000	618,450
144A 5.875% 5/1/27 #	1,160,000	1,157,100
CCOH Safari 144A 5.75% 2/15/26 #	1,010,000	1,015,050
Columbus International 144A 7.375% 3/30/21 #	735,000	730,406
CSC Holdings 5.25% 6/1/24	1,405,000	1,236,400
DISH DBS 5.875% 11/15/24	1,130,000	1,008,525
Gray Television 7.50% 10/1/20	2,655,000	2,737,969
Midcontinent Communications & Midcontinent Finance 144A 6.875% 8/15/23 #	835,000	849,613
Neptune Finco
144A 6.625% 10/15/25 #	715,000	745,387
144A 10.125% 1/15/23 #	570,000	595,650
144A 10.875% 10/15/25 #	490,000	514,500
Nielsen Finance 144A 5.00% 4/15/22 #	1,385,000	1,372,881
Numericable-SFR 144A 6.00% 5/15/22 #	1,400,000	1,361,500
RCN Telecom Services 144A 8.50% 8/15/20 #	1,065,000	1,079,644
Sinclair Television Group 144A 5.625% 8/1/24 #	2,710,000	2,645,638
Sirius XM Radio 144A 5.375% 4/15/25 #	1,510,000	1,523,213
Tribune Media 144A 5.875% 7/15/22 #	1,340,000	1,343,350
Univision Communications 144A 8.50% 5/15/21 #	1,630,000	1,672,788
VTR Finance 144A 6.875% 1/15/24 #	2,255,000	2,080,238

	Principal amount°	Value (U.S. $)

Corporate Bonds (continued)
Media (continued)
WideOpenWest Finance
10.25% 7/15/19	1,981,000	$1,875,512
13.375% 10/15/19 @	750,000	705,000

		27,859,789

Services – 7.63%
Avis Budget Car Rental 144A 5.25% 3/15/25 #	1,870,000	1,778,837
BlueLine Rental Finance 144A 7.00% 2/1/19 #	1,045,000	945,725
Communications Sales & Leasing 144A 6.00% 4/15/23 #	560,000	530,600
8.25% 10/15/23	645,000	548,250
ESH Hospitality 144A 5.25% 5/1/25 #	2,015,000	1,974,700
ExamWorks Group 5.625% 4/15/23	1,595,000	1,593,006
GEO Group
5.125% 4/1/23	625,000	595,313
5.875% 10/15/24	1,175,000	1,145,625
Iron Mountain 144A 6.00% 10/1/20 #	1,305,000	1,380,037
Mattamy Group 144A 6.50% 11/15/20 #	1,795,000	1,714,225
Navios South American Logistics 144A 7.25% 5/1/22 #	1,780,000	1,172,575
OPE KAG Finance Sub 144A 7.875% 7/31/23 #	1,210,000	1,205,463
Pinnacle Entertainment
6.375% 8/1/21	690,000	728,813
7.75% 4/1/22	539,000	588,521
Service International 5.375% 5/15/24	275,000	284,625
Team Health 144A 7.25% 12/15/23 #	1,195,000	1,239,813
United Rentals North America
5.50% 7/15/25	345,000	335,944
5.75% 11/15/24	2,660,000	2,646,700
Vander Intermediate Holding II 144A PIK 9.75% 2/1/19 #T	640,000	419,200
West 144A 5.375% 7/15/22 #	115,000	99,619

		20,927,591

Technology & Electronics – 5.19%
CDW 5.50% 12/1/24	170,000	178,500
CommScope 144A 5.50% 6/15/24 #	1,960,000	1,869,350
CommScope Technologies Finance 144A 6.00% 6/15/25 #	590,000	569,350
Emdeon 144A 6.00% 2/15/21 #	1,285,000	1,198,263
Entegris 144A 6.00% 4/1/22 #	1,665,000	1,692,056
First Data 144A 7.00% 12/1/23 #	4,050,000	4,060,125
Infor US
144A 5.75% 8/15/20 #	460,000	464,600
144A 6.50% 5/15/22 #	1,625,000	1,377,187
Micron Technology
144A 5.25% 1/15/24 #	615,000	542,737
144A 5.625% 1/15/26 #	320,000	277,600
NXP Funding 144A 5.75% 3/15/23 #	660,000	683,100

High Yield Series-9

 Delaware VIP® High Yield Series

 Schedule of investments (continued)

	Principal amount°	Value (U.S. $)

Corporate Bonds (continued)
Technology & Electronics (continued)
Sensata Technologies UK Financing 144A 6.25% 2/15/26 #	1,270,000	$1,323,975

		14,236,843

Telecommunications – 8.87%
Altice US Finance 144A 7.75% 7/15/25 #	495,000	454,163
CenturyLink 6.75% 12/1/23	1,585,000	1,491,881
Cogent Communications Finance 144A 5.625% 4/15/21 #@	1,130,000	1,053,725
Cogent Communications Group 144A 5.375% 3/1/22 #	500,000	488,750
Digicel 144A 6.75% 3/1/23 #	1,010,000	848,400
Digicel Group 144A 8.25% 9/30/20 #	1,889,000	1,567,870
Equinix 5.875% 1/15/26	835,000	862,137
Frontier Communications
144A 10.50% 9/15/22 #	605,000	604,244
144A 11.00% 9/15/25 #	1,295,000	1,285,287
Hughes Satellite Systems 7.625% 6/15/21	1,050,000	1,116,937
Intelsat Jackson Holdings
5.50% 8/1/23	538,000	425,020
7.25% 4/1/19	330,000	304,425
Level 3 Communications 5.75% 12/1/22	1,080,000	1,107,000
Level 3 Financing 144A 5.375% 5/1/25 #	1,820,000	1,817,725
Sable International Finance 144A 6.875% 8/1/22 #	1,360,000	1,319,200
Sprint
7.125% 6/15/24	1,280,000	929,600
7.25% 9/15/21	1,455,000	1,101,726
7.875% 9/15/23	925,000	696,988
Sprint Communications 144A 7.00% 3/1/20 #	270,000	271,350
T-Mobile USA
6.00% 3/1/23	555,000	563,325
6.375% 3/1/25	460,000	466,900
6.50% 1/15/26	400,000	404,796
Virgin Media Secured Finance 144A 5.25% 1/15/26 #	1,470,000	1,433,250
Wind Acquisition Finance 144A 7.375% 4/23/21 #	1,510,000	1,430,725
Zayo Group 6.00% 4/1/23	2,400,000	2,280,000

		24,325,424

Utilities – 2.83%
AES 5.50% 4/15/25	1,545,000	1,371,187
AES Gener 144A 8.375% 12/18/73 #@•	765,000	768,825
Calpine
5.375% 1/15/23	1,375,000	1,240,937
5.50% 2/1/24	835,000	741,063
DPL 6.75% 10/1/19	775,000	778,875

	Principal amount°	Value (U.S. $)

Corporate Bonds (continued)
Utilities (continued)
Dynegy
5.875% 6/1/23	745,000	$601,587
7.375% 11/1/22	405,000	354,375
7.625% 11/1/24	452,000	388,630
Enel 144A 8.75% 9/24/73 #•	1,329,000	1,516,721

		7,762,200

Total Corporate Bonds (cost $250,405,898)		235,695,199

Senior Secured Loans – 6.49% «
Accudyne Industries Borrower 1st Lien 4.00% 12/13/19	977,173	836,297
Albertson’s Tranche B4 1st Lien 5.50% 8/25/21	1,414,748	1,405,021
Applied Systems 2nd Lien 7.50% 1/23/22	1,440,309	1,396,199
Atkore International 2nd Lien 7.75% 10/9/21 @	915,000	801,769
Avago Technologies Cayman Finance Tranche B 1st Lien 4.25% 11/13/22	1,385,000	1,370,189
BJ’s Wholesale Club 2nd Lien 8.50% 3/31/20	2,065,000	1,860,220
Blue Ribbon 1st Lien 5.50% 11/13/21	780,000	780,000
Blue Ribbon 2nd Lien 9.25% 11/13/22	280,000	275,333
Flint Group 2nd Lien 8.25% 9/7/22 @	1,375,000	1,328,594
FMG Resources August 2006 Pty (Fortescue Resources) Tranche B 1st Lien 4.25% 6/30/19	859,309	645,078
Hertz Tranche B2 1st Lien 3.00% 3/11/18	260,000	257,725
Hilton Worldwide Finance Tranche B2 1st Lien 3.50% 10/25/20	685,000	684,401
KIK Custom Products 1st Lien 6.00% 8/26/22	673,313	648,063
MacDermid Tranche B 1st Lien 5.50% 6/7/20	628,425	610,044
Marina District Finance Tranche B 1st Lien 6.50% 8/15/18	1,201,330	1,204,583
Mauser Holding Sarl 2nd Lien 8.75% 7/31/22 @	717,000	645,300
Microsemi Tranche B 1st Lien 5.25% 12/17/22	1,060,000	1,043,769
Penney (J.C.) 1st Lien 6.00% 5/22/18	1,428,673	1,405,905
Rite Aid 2nd Lien 5.75% 8/21/20	593,000	596,088

Total Senior Secured Loans (cost $18,528,874)		17,794,578

High Yield Series-10

 Delaware VIP® High Yield Series

 Schedule of investments (continued)

	Number of shares	Value (U.S. $)

Common Stock – 0.00%
Century Communications =†	2,820,000	$0

Total Common Stock (cost $85,371)		0

Preferred Stock – 1.94%
Bank of America 6.50% •	2,045,000	2,157,475
GMAC Capital Trust I 8.125% •	40,000	1,014,400
Morgan Stanley 5.55% •	2,165,000	2,167,706

Total Preferred Stock (cost $5,265,900)		5,339,581

	Principal amount°	Value (U.S. $)

Short-Term Investments – 4.09%
Repurchase Agreements – 4.09%
Bank of America Merrill Lynch 0.24%, dated 12/31/15, to be repurchased on 1/4/16, repurchase price $3,888,544 (collateralized by U.S. government obligations 3.000% 11/15/45; market value $3,966,212)	3,888,441	$3,888,441
Bank of Montreal 0.26%, dated 12/31/15, to be repurchased on 1/4/16, repurchase price $6,480,922 (collateralized by U.S. government obligations 0.75%-2.875% 9/30/16-8/15/42; market value $6,610,351)	6,480,734	6,480,734
BNP Paribas 0.28%, dated 12/31/15, to be repurchased on 1/4/16, repurchase price $846,851 (collateralized by U.S. government obligations 0.000% 2/15/31-2/15/43; market value $863,762)	846,825	846,825

Total Short-Term Investments (cost $11,216,000)		11,216,000

Total Value of Securities – 98.62% (cost $285,946,028)	$270,478,438

#

Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. At Dec. 31, 2015, the aggregate value of Rule 144A securities was $136,558,107, which represents 49.79% of the Series’ net assets. See Note 11 in “Notes to financial statements.”

@	Illiquid security. At Dec. 31, 2015, the aggregate value of illiquid securities was $8,541,361, which represents 3.11% of the Series’ net assets. See Note 11 in “Notes to financial statements.”
T	100% of the income received was in the form of cash.
=

Security is being fair valued in accordance with the Series’ fair valuation policy. At Dec. 31, 2015, the aggregate value of fair valued securities was $0, which represents 0.00% of the Series’ net assets. See Note 1 in “Notes to financial statements.”

°	Principal amount shown is stated in U.S. dollars unless noted that the security is denominated in another currency.
†	Non-income-producing security.
•	Variable rate security. The rate shown is the rate as of Dec. 31, 2015. Interest rates reset periodically.
«

Senior secured loans generally pay interest at rates which are periodically redetermined by reference to a base lending rate plus a premium. These base lending rates are generally: (i) the prime rate offered by one or more U.S. banks, (ii) the lending rate offered by one or more European banks such as the London Interbank Offered Rate (LIBOR), and (iii) the certificate of deposit rate. Senior secured loans may be subject to restrictions on resale. Stated rate in effect at Dec. 31, 2015.

PIK – Payment-in-kind

See accompanying notes, which are an integral part of the financial statements.

High Yield Series-11

Delaware VIP® Trust — Delaware VIP High Yield Series
Statement of assets and liabilities	December 31, 2015

Assets:
Investments, at value[1]	$259,262,438
Short-term investments, at value[2]	11,216,000
Cash	201,881
Receivable for securities sold	4,939,511
Interest receivable	4,430,214
Receivable for series shares sold	188,814
Other assets[3]	920,913

Total assets	281,159,771

Liabilities:
Payable for securities purchased	3,551,775
Payable for series shares redeemed	25,072
Investment management fees payable	151,758
Other accrued expenses	54,814
Distribution fees payable to affiliates	35,107
Other affiliates payable	10,052
Trustees’ fees and expenses payable	778
Bonds proceeds payable[3]	3,069,708

Total liabilities	6,899,064

Total Net Assets	$274,260,707

Net Assets Consist of:
Paid-in capital	$302,387,739
Undistributed net investment income	19,545,886
Accumulated net realized loss on investments	(32,205,328)
Net unrealized depreciation of investments	(15,467,590)

Total Net Assets	$274,260,707

Standard Class:
Net assets	$111,748,128
Shares of beneficial interest outstanding, unlimited authorization, no par	22,866,244
Net asset value per share	$4.89

Service Class:
Net assets	$162,512,579
Shares of beneficial interest outstanding, unlimited authorization, no par	33,375,537
Net asset value per share	$4.87

[1] Investments, at cost	$274,730,028
[2] Short-term investments, at cost	11,216,000
[3] See Note 14 in “Notes to financial statements.”

See accompanying notes, which are an integral part of the financial statements.

High Yield Series-12

 Delaware VIP® Trust —

 Delaware VIP High Yield Series

 Statement of operations

 Year ended December 31, 2015

Investment Income:
Interest	$22,508,985
Dividends	290,138

22,799,123

Expenses:
Management fees	2,117,039
Distribution expenses - Service Class	580,899
Accounting and administration expenses	103,816
Reports and statements to shareholders	94,861
Audit and tax	40,818
Dividend disbursing and transfer agent fees and expenses	27,661
Legal fees	26,220
Custodian fees	18,284
Trustees’ fees and expenses	15,616
Registration fees	755
Other	21,545

3,047,514
Less expenses waived	(21,133)
Less waived distribution expenses - Service Class	(96,817)

Total operating expenses	2,929,564

Net Investment Income	19,869,559

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments*	(32,247,915)
Foreign currencies	269
Foreign currency exchange contracts	(15)

Net realized loss	(32,247,661)
Net change in unrealized appreciation (depreciation) of investments	(7,507,504)

Net Realized and Unrealized Loss	(39,755,165)

Net Decrease in Net Assets Resulting from Operations	$(19,885,606)

*Includes $2,148,795 loss contingencies on General

  Motors term loan litigation.

  See Notes 14 in “Notes to financial statements.”

Delaware VIP Trust —

Delaware VIP High Yield Series

Statements of changes in net assets

	Year ended
	12/31/15	12/31/14
Increase (Decrease) in Net Assets from Operations:
Net investment income	$19,869,559	$21,647,588
Net realized gain (loss)	(32,247,661)	5,239,487
Net change in unrealized appreciation (depreciation)	(7,507,504)	(27,141,773)

Net decrease in net assets resulting from operations	(19,885,606)	(254,698)

Dividends and Distributions to Shareholders from:
Net investment income:
Standard Class	(8,984,307)	(10,368,298)
Service Class	(12,848,401)	(15,767,096)

Net realized gain:
Standard Class	(1,883,806)	(2,468,643)
Service Class	(2,807,214)	(3,893,110)

	(26,523,728)	(32,497,147)

Capital Share Transactions:
Proceeds from shares sold:
Standard Class	14,266,248	22,426,305
Service Class	17,113,206	9,807,993

Net asset value of shares issued upon reinvestment of dividends and distributions:
Standard Class	10,868,113	12,836,941
Service Class	15,655,615	19,660,206

	57,903,182	64,731,445

Cost of shares redeemed:
Standard Class	(34,167,382)	(33,648,960)
Service Class	(50,908,596)	(52,720,079)

	(85,075,978)	(86,369,039)

Decrease in net assets derived from capital share transactions	(27,172,796)	(21,637,594)

Net Decrease in Net Assets	(73,582,130)	(54,389,439)

Net Assets:
Beginning of year	347,842,837	402,232,276

End of year	$274,260,707	$347,842,837

Undistributed net investment income	$19,545,886	$21,816,986

See accompanying notes, which are an integral part of the financial statements.

High Yield Series-13

 Delaware VIP® Trust — Delaware VIP High Yield Series

 Financial highlights

Selected data for each share of the Series outstanding throughout each period were as follows:

	Delaware VIP High Yield Series Standard Class
	Year ended
	12/31/15	12/31/14	12/31/13	12/31/12	12/31/11
Net asset value, beginning of period	$ 5.670	$ 6.190	$ 6.110	$ 5.680	$ 6.040

Income (loss) from investment operations:
Net investment income[1]	0.336	0.341	0.385	0.440	0.468
Net realized and unrealized gain (loss)	(0.666)	(0.341)	0.157	0.519	(0.309)
Total from investment operations	(0.330)	—	0.542	0.959	0.159

Less dividends and distributions from:
Net investment income	(0.372)	(0.420)	(0.462)	(0.529)	(0.519)
Net realized gain	(0.078)	(0.100)	—	—	—
Total dividends and distributions	(0.450)	(0.520)	(0.462)	(0.529)	(0.519)

Net asset value, end of period	$ 4.890	$ 5.670	$ 6.190	$ 6.110	$ 5.680

Total return[2]	(6.60%)	(0.29%)	9.22%	17.82%	2.38%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$111,748	$139,666	$151,253	$147,293	$117,636
Ratio of expenses to average net assets	0.75%	0.75%	0.74%	0.74%	0.74%
Ratio of expenses to average net assets prior to fees waived	0.76%	0.75%	0.74%	0.74%	0.74%
Ratio of net investment income to average net assets	6.25%	5.67%	6.34%	7.52%	8.02%
Ratio of net investment income to average net assets prior to fees waived	6.24%	5.67%	6.34%	7.52%	8.02%
Portfolio turnover	99%	103%	88%	76%	78%

[1]	The average shares outstanding method has been applied for per share information.
[2]

Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return during some of the periods shown reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect. Total investment return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which Delaware VIP Trust serves as an underlying investment vehicle.

See accompanying notes, which are an integral part of the financial statements.

High Yield Series-14

 Delaware VIP® High Yield Series

 Financial highlights (continued)

Selected data for each share of the Series outstanding throughout each period were as follows:

	Delaware VIP High Yield Series Service Class
	Year ended
	12/31/15	12/31/14	12/31/13	12/31/12	12/31/11
Net asset value, beginning of period	$ 5.650	$ 6.170	$ 6.090	$ 5.670	$ 6.020

Income (loss) from investment operations:
Net investment income[1]	0.322	0.325	0.369	0.424	0.454
Net realized and unrealized gain (loss)	(0.667)	(0.340)	0.158	0.510	(0.299)
Total from investment operations	(0.345)	(0.015)	0.527	0.934	0.155

Less dividends and distributions from:
Net investment income	(0.357)	(0.405)	(0.447)	(0.514)	(0.505)
Net realized gain	(0.078)	(0.100)	—	—	—
Total dividends and distributions	(0.435)	(0.505)	(0.447)	(0.514)	(0.505)

Net asset value, end of period	$ 4.870	$ 5.650	$ 6.170	$ 6.090	$ 5.670

Total return[2]	(6.87%)	(0.54%)	8.98%	17.35%	2.33%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$162,513	$208,177	$250,979	$274,221	$266,435
Ratio of expenses to average net assets	1.00%	1.00%	0.99%	0.99%	0.99%
Ratio of expenses to average net assets prior to fees waived	1.06%	1.05%	1.04%	1.04%	1.04%
Ratio of net investment income to average net assets	6.00%	5.42%	6.09%	7.27%	7.77%
Ratio of net investment income to average net assets prior to fees waived	5.94%	5.37%	6.04%	7.22%	7.72%
Portfolio turnover	99%	103%	88%	76%	78%

[1]	The average shares outstanding method has been applied for per share information.
[2]

Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return during all of the periods shown reflects waivers by the manager and/or distributor. Performance would have been lower had the waivers not been in effect. Total investment return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which Delaware VIP Trust serves as an underlying investment vehicle.

See accompanying notes, which are an integral part of the financial statements.

High Yield Series-15

Delaware VIP® Trust — Delaware VIP High Yield Series

Notes to financial statements

December 31, 2015

Delaware VIP Trust (Trust) is organized as a Delaware statutory trust and offers 10 series: Delaware VIP Diversified Income Series, Delaware VIP Emerging Markets Series, Delaware VIP High Yield Series, Delaware VIP International Value Equity Series, Delaware VIP Limited-Term Diversified Income Series, Delaware VIP REIT Series, Delaware VIP Small Cap Value Series, Delaware VIP Smid Cap Growth Series, Delaware VIP U.S. Growth Series, and Delaware VIP Value Series. These financial statements and the related notes pertain to Delaware VIP High Yield Series (Series). The Trust is an open-end investment company. The Series is considered diversified under the Investment Company Act of 1940 (1940 Act), as amended, and offers Standard Class and Service Class shares. The Standard Class shares do not carry a 12b-1 fee and the Service Class shares carry a 12b-1 fee. The shares of the Series are sold only to separate accounts of life insurance companies.

The investment objective of the Series is to seek total return and, as a secondary objective, high current income.

1. Significant Accounting Policies

The following accounting policies are in accordance with U.S. generally accepted accounting principles (U.S. GAAP) and are consistently followed by the Series.

Security Valuation — Equity securities, except those traded on the Nasdaq Stock Market LLC (Nasdaq), are valued at the last quoted sales price as of the time of the regular close of the New York Stock Exchange on the valuation date. Equity securities traded on the Nasdaq are valued in accordance with the Nasdaq Official Closing Price, which may not be the last sales price. If, on a particular day, an equity security does not trade, the mean between the bid and ask prices will be used, which approximates fair value. U.S. government and agency securities are valued at the mean between the bid and ask prices, which approximates fair value. Other debt securities are valued based upon valuations provided by an independent pricing service or broker and reviewed by management. To the extent current market prices are not available, the pricing service may take into account developments related to the specific security, as well as transactions in comparable securities. Valuations for fixed income securities utilize matrix systems, which reflect such factors as security prices, yields, maturities, and ratings, and are supplemented by dealer and exchange quotations. Foreign currency exchange contracts and foreign cross currency exchange contracts are valued at the mean between the bid and ask prices, which approximates fair value. Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available. Generally, other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith under the direction of the Trust’s Board of Trustees (the Board). In determining whether market quotations are readily available or fair valuation will be used, various factors will be taken into consideration, such as market closures or suspension of trading in a security.

Federal Income Taxes — No provision for federal income taxes has been made as the Series intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, and make the requisite distributions to shareholders. The Series evaluates tax positions taken or expected to be taken in the course of preparing the Series’ tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the “more-likely-than-not” threshold are recorded as a tax benefit or expense in the current year. Management has analyzed the Series’ tax positions taken for all open federal income tax years (Dec. 31, 2012–Dec. 31, 2015), and has concluded that no provision for federal income tax is required in the Series’ financial statements.

Class Accounting — Investment income, common expenses, and realized and unrealized gain (loss) on investments are allocated to the classes of the Series on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

Repurchase Agreements — The Series may purchase certain U.S. government securities subject to the counterparty’s agreement to repurchase them at an agreed upon date and price. The counterparty will be required on a daily basis to maintain the value of the collateral subject to the agreement at not less than the repurchase price (including accrued interest). The agreements are conditioned upon the collateral being deposited under the Federal Reserve book-entry system with the Series’ custodian or a third-party sub-custodian. In the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings. All open repurchase agreements as of the date of this report were entered into on Dec. 31, 2015 and matured on the next business day.

Foreign Currency Transactions — Transactions denominated in foreign currencies are recorded at the prevailing exchange rates on the valuation date in accordance with the Series’ prospectus. The value of all assets and liabilities denominated in foreign currencies is translated daily into U.S. dollars at the exchange rate of such currencies against the U.S. dollar. Transaction gains or losses resulting from changes in exchange rates during the reporting period or upon settlement of the foreign currency transaction are reported in operations for the current period. The Series generally bifurcates that portion of realized gains and losses on investments in debt securities which is due to changes in foreign exchange rates from that which is due to changes in market prices of debt securities. That portion of gains (losses) due to changes to foreign exchange rates is included on the “Statement of operations” under “Net realized gain (loss) on foreign currencies.” The Series reports certain foreign currency related transactions as components of realized gains (losses) for financial reporting purposes, whereas such components are treated as ordinary income (loss) for federal income tax purposes.

Use of Estimates — The Series is an investment company, whose financial statements are prepared in conformity with U.S. GAAP. Therefore, the Series follows the accounting and reporting guidelines for investment companies. The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the fair value of investments, the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and the differences could be material.

High Yield Series-16

 Delaware VIP® High Yield Series

 Notes to financial statements (continued)

 1. Significant Accounting Policies (continued)

Other — Expenses directly attributable to the Series are charged directly to the Series. Other expenses common to various funds within the Delaware Investments® Family of Funds are generally allocated among such funds on the basis of average net assets. Management fees and some other expenses are paid monthly. Security transactions are recorded on the date the securities are purchased or sold (trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Discounts and premiums on debt securities are accreted or amortized to interest income, respectively over the lives of the respective securities using the effective interest method. The Series declares and pays dividends from net investment income and distributions from net realized gain on investments, if any, following the close of the fiscal year. The Series may distribute more frequently, if necessary for tax purposes. Dividends and distributions, if any, are recorded on the ex-dividend date.

The Series may receive earnings credits from its custodian when positive cash balances are maintained, which may be used to offset custody fees. There were no such earnings credits for the year ended Dec. 31, 2015.

The Series receives earnings credits from its transfer agent when positive cash balances are maintained, which may be used to offset transfer agent fees. If the amount earned is greater than one dollar, the expense paid under this arrangement is included on the “Statement of operations” under “Dividend disbursing and transfer agent fees and expenses” with the corresponding expense offset shown under “Less expense paid indirectly.” For the year ended Dec. 31, 2015, the Series earned less than one dollar under this agreement.

2. Investment Management, Administration Agreements, and Other Transactions with Affiliates

In accordance with the terms of its investment management agreement, the Series pays Delaware Management Company (DMC), a series of Delaware Management Business Trust and the investment manager, an annual fee which is calculated daily at the rate of 0.65% on the first $500 million of average daily net assets of the Series, 0.60% on the next $500 million, 0.55% on the next $1.5 billion, and 0.50% on average daily net assets in excess of $2.5 billion.

DMC has contractually agreed to waive all or a portion of its investment advisory fees and/or pay/reimburse expenses (excluding any 12b-1 fees, acquired fund fees and expenses, taxes, interest, short sale and dividend interest expenses, brokerage fees, certain insurance costs, and nonroutine expenses or costs, including, but not limited to, those relating to reorganizations, litigation, conducting shareholder meetings, and liquidations) in order to prevent annual series operating expenses from exceeding 0.74% of the Series’ average daily net assets from April 29, 2015 through Dec. 31, 2015.* This waiver and reimbursement may only be terminated by agreement of DMC and the Series.

Delaware Investments Fund Services Company (DIFSC), an affiliate of DMC, provides fund accounting and financial administration oversight services to the Series. For these services, DIFSC’s fees are calculated based on the aggregate daily net assets of the Delaware Investments Family of Funds at the following annual rate: 0.0050% of the first $30 billion; 0.0045% of the next $10 billion; 0.0040% of the next $10 billion; and 0.0025% of aggregate average daily net assets in excess of $50 billion. The fees payable to DIFSC under the service agreement described above are allocated among all funds in the Delaware Investments Family of Funds on a relative net asset value (NAV) basis. For the year ended Dec. 31, 2015, the Series was charged $15,397 for these services. This amount is included on the “Statement of operations” under “Accounting and administration expenses.”

DIFSC is also the transfer agent and dividend disbursing agent of the Series. For these services, DIFSC’s fees are calculated at the annual rate of 0.0075% of the Series’ average daily net assets. This amount is included on the “Statement of operations” under “Dividend disbursing and transfer agent fees and expenses.” For the year ended Dec. 31, 2015, the Series was charged $24,427 for these services. Pursuant to a sub-transfer agency agreement between DIFSC and BNY Mellon Investment Servicing (US) Inc. (BNYMIS), BNYMIS provides certain sub-transfer agency services to the Series. Sub-transfer agency fees are paid by the Series and are also included on the “Statement of operation” under “Dividend disbursing and transfer agent fees and expenses.”

Pursuant to a distribution agreement and distribution plan, the Series pays Delaware Distributors, L.P. (DDLP), the distributor and an affiliate of DMC, an annual distribution and service fee of 0.30% of the average daily net assets of the Service Class shares. DDLP has contracted to waive distribution and service fees from Jan. 1, 2015 through Dec. 31, 2015** in order to limit 12b-1 fees of the Service Class shares to 0.25% of average daily net assets. This waiver and reimbursement may only be terminated by agreement of DDLP and the Series. Standard Class shares pay no distribution and service expenses.

As provided in the investment management agreement, the Series bears a portion of the cost of certain resources shared with DMC, including the cost of internal personnel of DMC and/or its affiliates that provide legal, tax, and regulatory reporting services to the Series. For the year ended Dec. 31, 2015, the Series was charged $7,982 for internal legal, tax, and regulatory reporting services provided by DMC and/or its affiliates’ employees. This amount is included on the “Statement of operations” under “Legal fees.”

Trustees’ fees include expenses accrued by the Series for each Trustee’s retainer and meeting fees. Certain officers of DMC, DIFSC, and DDLP are officers and/or Trustees of the Trust. These officers and Trustees are paid no compensation by the Series.

*The contractual waiver period is from April 29, 2015 through April 29, 2016. Prior to April 29, 2015, there was no waiver for the Series.

**The contractual waiver period is from April 30, 2014 through April 29, 2016.

High Yield Series-17

 Delaware VIP® High Yield Series

 Notes to financial statements (continued)

 2. Investment Management, Administration Agreements, and Other Transactions with Affiliates (continued)

Cross trades for the year ended Dec. 31, 2015 were executed by the Series pursuant to procedures adopted by the Board designed to ensure compliance with Rule 17a-7 under the 1940 Act. Cross trading is the buying or selling of portfolio securities between series of investment companies, or between a series of an investment company and another entity, that are or could be considered affiliates by virtue of having a common investment adviser (or affiliated investment advisers), common directors/trustees and/or common officers. At its regularly scheduled meetings, the Board reviews such transactions for compliance with the procedures adopted by the Board. Pursuant to these procedures, for the year ended Dec. 31, 2015, the Series engaged in securities purchases of $461,853 and securities sales of $9,156,169, which resulted in net realized gains of $80,472.

3. Investments

For the year ended Dec. 31, 2015, the Series made purchases and sales of investment securities other than short-term investments as follows:

Purchases	$308,068,961
Sales	343,898,899

At Dec. 31, 2015, the cost and unrealized appreciation (depreciation) of investments for federal income tax purposes for the Series were as follows:

Cost of Investments	Aggregate Unrealized Appreciation of Investments	Aggregate Unrealized Depreciation of Investments	Net Unrealized Depreciation of Investments
$286,102,089	$1,480,319	$(17,103,970)	$(15,623,651)

U.S. GAAP defines fair value as the price that the Series would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. A three-level hierarchy for fair value measurements has been established based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available under the circumstances. The Series’ investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-level hierarchy of inputs is summarized below.

Level 1	–	Inputs are quoted prices in active markets for identical investments. (Examples: equity securities, open-end investment companies, futures contracts, exchange-traded options contracts)
Level 2	–

Other observable inputs, including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, and default rates), or other market-corroborated inputs. (Examples: debt securities, government securities, swap contracts, foreign currency exchange contracts, foreign securities utilizing international fair value pricing, broker-quoted securities, fair valued securities)

Level 3	–	Significant unobservable inputs, including the Series’ own assumptions used to determine the fair value of investments. (Examples: broker-quoted securities, fair valued securities)

Level 3 investments are valued using significant unobservable inputs. The Series may also use an income-based valuation approach in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Valuations may also be based upon current market prices of securities that are comparable in coupon, rating, maturity, and industry. The derived value of a Level 3 investment may not represent the value which is received upon disposition and this could impact the results of operations.

The following table summarizes the valuation of the Series’ investments by fair value hierarchy levels as of Dec. 31, 2015:

Securities	Level 1	Level 2	Level 3	Total
Corporate Debt	$ —	$236,128,279	$—	$236,128,279
Senior Secured Loans	—	17,794,578	—	17,794,578
Common Stock	—	—	—	—
Preferred Stock[1]	1,014,400	4,325,181	—	5,339,581
Short-Term Investments	—	11,216,000	—	11,216,000
Total Value of Securities	$1,014,400	$269,464,038	$—	$270,478,438

1Security type is valued across multiple levels. The amount attributed to Level 1 investments and Level 2 investments represents the following percentages of the total market value of these security types for the Series. Level 1 investments represent exchange-traded investments, while Level 2 investments represent investments with observable inputs or matrix priced investments.

High Yield Series-18

 Delaware VIP® High Yield Series

 Notes to financial statements (continued)

 3. Investments (continued)

	Level 1	Level 2	Total
Preferred Stock	19.00%	81.00%	100.00%

The securities that are valued at zero on the “Schedule of investments” are considered to be Level 3 investments in these tables.

During the year ended Dec. 31, 2015, there were no transfers between Level 1 investments, Level 2 investments, or Level 3 investments that had a significant impact to the Series. The Series’ policy is to recognize transfers between levels at the beginning of the reporting period.

A reconciliation of Level 3 investments is presented when the Series has a significant amount of Level 3 investments at the beginning, interim, or end of the period in relation to net assets. Management has determined not to provide additional disclosure on Level 3 inputs since the Level 3 investments are not considered significant to the Series’ net assets at the end of the year.

4. Dividend and Distribution Information

Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. Additionally, distributions from net gains on foreign currency transactions and net short-term gains on sales of investment securities are treated as ordinary income for federal income tax purposes. The tax character of dividends and distributions paid during the years ended Dec. 31, 2015 and 2014 was as follows:

	Year ended
	12/31/15	12/31/14
Ordinary Income income	$21,886,803	$26,135,394
Long-term capital gain	4,636,925	6,361,753
Total	$26,523,728	$32,497,147

5. Components of Net Assets on a Tax Basis

As of Dec. 31, 2015, the components of net assets on a tax basis were as follows:

Shares of beneficial interest	$302,387,739
Undistributed ordinary income	19,553,001
Other temporary differences	(2,148,795)
Capital loss carryforwards	(29,907,587)
Net unrealized depreciation of investments	(15,623,651)
Net assets	$274,260,707

The differences between book basis and tax basis components of net assets are primarily attributable to tax deferral of losses on wash sales, tax treatment of market discount and premium on debt instruments, troubled debt and trust preferred securities.

For financial reporting purposes, capital accounts are adjusted to reflect the tax character of permanent book/tax differences. Reclassifications are primarily due to tax treatment of gain (loss) on foreign currency transactions, redesignation of dividends and distributions, market discount and premium on debt instruments. Results of operations and net assets were not affected by these reclassifications. For the year ended Dec. 31, 2015 the Series recorded the following reclassifications:

Undistributed Net Investment Income	Accumulated Net Realized Loss
$(307,951)	$307,951

On Dec. 22, 2010, the Regulated Investment Company Modernization Act of 2010 (Act) was enacted, which changed various technical rules governing the tax treatment of regulated investment companies. The changes were generally effective for taxable years beginning after the date of enactment. Under the Act, the Series is permitted to carry forward capital losses incurred in taxable years beginning after the date of enactment for an unlimited period. Additionally, post-enactment capital loss carryforwards will retain their character as either short-term or long-term capital losses rather than being considered all short-term as permitted under previous regulation.

High Yield Series-19

 Delaware VIP® High Yield Series

 Notes to financial statements (continued)

 5. Components of Net Assets on a Tax Basis (continued)

Losses incurred that will be carried forward under the Act are as follows:

Loss carryforward character
Short-term	Long-term	Total
$14,215,475	$15,692,112	$29,907,587

6. Capital Shares

Transactions in capital shares were as follows:

	Year ended
	12/31/15	12/31/14
Shares sold:
Standard Class	2,683,525	3,708,459
Service Class	3,177,996	1,635,640

Shares issued upon reinvestment of dividends and distributions:
Standard Class	2,005,187	2,186,872
Service Class	2,893,829	3,354,984
	10,760,537	10,885,955

Shares redeemed:
Standard Class	(6,467,748)	(5,685,630)
Service Class	(9,562,322)	(8,804,545)
	(16,030,070)	(14,490,175)
Net decrease	(5,269,533)	(3,604,220)

7. Line of Credit

The Series, along with certain other funds in the Delaware Investments® Family of Funds (Participants), was a participant in a $275,000,000 revolving line of credit intended to be used for temporary or emergency purposes as an additional source of liquidity to fund redemptions of investor shares. Under the agreement, the Participants were charged an annual commitment fee of 0.08%, which was allocated across the Participants on the basis of each Participant’s allocation of the entire facility. The Participants were permitted to borrow up to a maximum of one third of their net assets under the agreement. Each Participant was individually, and not jointly, liable for its particular advances, if any, under the line of credit. The line of credit under the agreement expired on Nov. 9, 2015.

On Nov. 9, 2015, the Series, along with the other Participants, entered into an amendment to the agreement for a $155,000,000 revolving line of credit. Under the amendment to the agreement, the Participants are charged an annual commitment fee of 0.10%, which is allocated across the Participants on the basis of each Participant’s allocation of the entire facility. Other than the annual commitment fee, the line of credit is to be used as described above and operates in substantially the same manner as the original agreement. The line of credit available under the agreement expires on Nov. 7, 2016.

The Series had no amount outstanding as of Dec. 31, 2015 or at any time during the year then ended.

8. Derivatives

U.S. GAAP requires disclosures that enable investors to understand: (1) how and why an entity uses derivatives; (2) how they are accounted for; and (3) how they affect an entity’s results of operations and financial position.

Foreign Currency Exchange Contracts

The Series may enter into foreign currency exchange contracts and foreign cross currency exchange contracts as a way of managing foreign exchange rate risk. The Series may enter into these contracts to fix the U.S. dollar value of a security that it has agreed to buy or sell for the period between the date the trade was entered into and the date the security is delivered and paid for. The Series may also use these contracts to hedge the U.S. dollar value of securities it already owns that are denominated in foreign currencies. In addition, the Series may enter into these contracts to facilitate or expedite the settlement of portfolio transactions. The change in value is recorded as an unrealized gain or loss. When the contract is closed, a realized gain or loss is recorded equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

The use of foreign currency exchange contracts and foreign cross currency exchange contracts does not eliminate fluctuations in the underlying prices of the securities, but does establish a rate of exchange that can be achieved in the future. Although foreign currency exchange contracts and foreign cross currency exchange contracts limit the risk of loss due to an unfavorable change in the value of the hedged currency, they also limit any potential gain that might result should the value of the currency change favorably. In addition, the

High Yield Series-20

 Delaware VIP® High Yield Series

 Notes to financial statements (continued)

 8. Derivatives (continued)

Series could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts. The Series’ maximum risk of loss from counterparty credit risk is the value of its currency exchanged with the counterparty. The risk is generally mitigated by having a netting arrangement between the Series and the counterparty and by the posting of collateral by the counterparty to the Series to cover the Series’ exposure to the counterparty. At Dec. 31, 2015, no foreign currency exchange contracts were outstanding.

During the year ended Dec. 31, 2015, the Series entered into foreign currency exchange contracts to facilitate or expedite the settlement of portfolio transactions.

During the year ended Dec. 31, 2015, the Series experienced net realized losses attributable to foreign currency holdings, which is disclosed as “Net realized loss on foreign currency exchange contracts” on the “Statement of operations.”

9. Offsetting

In December 2011, the Financial Accounting Standards Board (FASB) issued guidance that expanded disclosure requirements on the offsetting of certain assets and liabilities. The disclosures are required for investments and derivative financial instruments subject to master netting or similar agreements which are eligible for offset on the “Statement of assets and liabilities”, and require an entity to disclose both gross and net information about such investments and transactions in the financial statements. In January 2013, the FASB issued guidance that clarified which investments and transactions are subject to the offsetting disclosure requirements. The scope of the disclosure requirements for offsetting is limited to derivative instruments, repurchase agreements and reverse repurchase agreements, and securities borrowing. The guidance was effective for financial statements with fiscal years beginning on or after Jan. 1, 2013, and interim periods within those fiscal years.

In order to better define its contractual rights and to secure rights that will help the Series mitigate its counterparty risk, the Series entered into an International Swaps and Derivatives Association, Inc. Master Agreement (ISDA Master Agreement) or a similar agreement with certain of its derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between the Series and a counterparty that governs certain over-the-counter (OTC) derivatives and foreign exchange contracts and typically contains, among other things, collateral posting items and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Series may, under certain circumstances, offset with the counterparty certain derivative financial instruments payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default (close-out), including the bankruptcy or insolvency of the counterparty. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency, or other events.

For financial reporting purposes, the Series does not offset derivative assets and derivatives liabilities that are subject to netting arrangements on the “Statement of assets and liabilities.”

At Dec. 31, 2015, the Series had the following assets and liabilities subject to offsetting provisions:

Master Repurchase Agreements

		Fair Value of
Counterparty	Repurchase Agreements	Non-Cash Collateral Received	Cash Collateral Received	Net Collateral Received	Net Exposure(a)
Bank of America Merrill Lynch	$ 3,888,441	$ (3,888,441)	$—	$ (3,888,441)	$—
Bank of Montreal	6,480,734	(6,480,734)	—	(6,480,734)	—
BNP Paribas	846,825	(846,825)	—	(846,825)	—
Total	$11,216,000	$(11,216,000)	$—	$(11,216,000)	$—

(a)Net exposure represents the receivable (payable) that would be due from (to) the counterparty in the event of default.

10. Securities Lending

The Series, along with other funds in the Delaware Investments® Family of Funds, may lend its securities pursuant to a security lending agreement (Lending Agreement) with The Bank of New York Mellon (BNY Mellon). At the time a security is loaned, the borrower must post collateral equal to the required percentage of the market value of the loaned security, including any accrued interest. The required percentage is: (1) 102% with respect to U.S. securities and foreign securities that are denominated and payable in U.S. dollars; and (2) 105% with respect to foreign securities. With respect to each loan, if on any business day the aggregate market value of securities collateral plus cash collateral held is less than the aggregate market value of the securities that are the subject of such loan, the borrower will be notified to provide additional collateral by the end of the following business day, which, together with the collateral already held, will be not less than the applicable initial collateral requirements for such security loan. If the aggregate market value of securities collateral and cash collateral held with respect to a security loan exceeds the applicable initial collateral requirement, upon the request of the borrower, BNY Mellon must return enough collateral to the borrower by the end of the following business day to reduce the value of the remaining collateral to the applicable initial collateral requirement for such security loan. As a result of the foregoing, the value of the collateral held with respect to a loaned security on any particular day may be more or less than the value of the security on loan.

Prior to Dec. 29, 2015, cash collateral received was generally invested in the Delaware Investments Collateral Fund No. 1 (Collective Trust), a pooled account established by BNY Mellon for the use of funds managed by DMC that participate in BNY Mellon’s securities lending program. The Collective Trust sought to maintain a NAV per unit of $1.00. Under the

High Yield Series-21

 Delaware VIP® High Yield Series

 Notes to financial statements (continued)

 10. Securities Lending (continued)

previous investment guidelines, the Collective Trust was permitted to invest in U.S. government securities and high-quality corporate debt, asset-backed and other money market securities, and in repurchase agreements collateralized by such securities, provided that the Collective Trust would generally have a dollar-weighted average portfolio maturity of 60 days or less.

On Dec. 29, 2015, the assets in the Collective Trust were transferred to a series of individual separate accounts, each corresponding to a Series. The investment guidelines permit each separate account to hold certain securities that would be considered eligible securities for a money market fund. Cash collateral received is generally invested in government securities; certain obligations issued by government sponsored enterprises; repurchase agreements collateralized by U.S. Treasury securities; obligations issued by the central government of any Organization for Economic Cooperation and Development (OECD) country or its agencies, instrumentalities, or establishments; obligations of supranational organizations; commercial paper, notes, bonds, and other debt obligations; certificates of deposit, time deposits, and other bank obligations; and asset-backed securities.

In the event of default or bankruptcy by the lending agent, realization and/or retention of the collateral may be subject to legal proceedings. In the event the borrower fails to return loaned securities and the collateral received is insufficient to cover the value of the loaned securities and provided such collateral shortfall is not the result of investment losses, the lending agent has agreed to pay the amount of the shortfall to the Series or, at the discretion of the lending agent, replace the loaned securities. The Series continues to record dividends or interest, as applicable, on the securities loaned and is subject to changes in value of the securities loaned that may occur during the term of the loan. The Series has the right under the Lending Agreement to recover the securities from the borrower on demand. With respect to security loans collateralized by non-cash collateral, the Series receives loan premiums paid by the borrower. With respect to security loans collateralized by cash collateral, the earnings from the collateral investments are shared among the Series, the security lending agent, and the borrower. The Series records security lending income net of allocations to the security lending agent and the borrower.

The Series may incur investment losses as a result of investing securities lending collateral. This could occur if an investment in the collateral investment account defaulted or became impaired. Under those circumstances, the value of the Series’ cash collateral account may be less than the amount the Series would be required to return to the borrowers of the securities and the Series would be required to make up for this shortfall.

During the year ended Dec. 31, 2015, the Series had no securities out on loan.

11. Credit and Market Risk

The Series invests in high yield fixed income securities, which are securities rated lower than BBB- by S&P and lower than Baa3 by Moody’s, or similarly rated by another nationally recognized statistical rating organization. Investments in these higher yielding securities are generally accompanied by a greater degree of credit risk than higher rated securities. Additionally, lower rated securities may be more susceptible to adverse economic and competitive industry conditions than investment grade securities.

The Series invests in certain obligations that may have liquidity protection designed to ensure that the receipt of payments due on the underlying security is timely. Such protection may be provided through guarantees, insurance policies or letters of credit obtained by the issuer or sponsor through third parties, through various means of structuring the transaction or through a combination of such approaches. The Series will not pay any additional fees for such credit support, although the existence of credit support may increase the price of the security.

The Series invests in bank loans and other securities that may subject it to direct indebtedness risk, the risk that the Series will not receive payment of principal, interest, and other amounts due in connection with these investments and will depend primarily on the financial condition of the borrower. Loans that are fully secured offer the Series more protection than unsecured loans in the event of nonpayment of scheduled interest or principal, although there is no assurance that the liquidation of collateral from a secured loan would satisfy the corporate borrower’s obligation, or that the collateral can be liquidated. Some loans or claims may be in default at the time of purchase. Certain of the loans and the other direct indebtedness acquired by the Series may involve revolving credit facilities or other standby financing commitments that obligate the Series to pay additional cash on a certain date or on demand. These commitments may require the Series to increase its investment in a company at a time when the Series might not otherwise decide to do so (including at a time when the company’s financial condition makes it unlikely that such amounts will be repaid). To the extent that the Series is committed to advance additional funds, it will at all times hold and maintain cash or other high grade debt obligations in an amount sufficient to meet such commitments.

As the Series may be required to rely upon another lending institution to collect and pass on to the Series amounts payable with respect to the loan and to enforce the Series’ rights under the loan and other direct indebtedness, an insolvency, bankruptcy, or reorganization of the lending institution may delay or prevent the Series from receiving such amounts. The highly leveraged nature of many loans may make them especially vulnerable to adverse changes in economic or market conditions. Investments in such loans and other direct indebtedness may involve additional risk to the Series.

The Series may invest up to 15% of its net assets in illiquid securities, which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A, promulgated under the Securities Act of 1933, as amended, and other securities which may not be readily marketable. The relative illiquidity of these securities may impair the Series from disposing of them in a timely manner and at a fair price when it is necessary or desirable to do so. While maintaining oversight, the Board has delegated to DMC, the day-to-day functions of determining whether individual securities are liquid for purposes of the Series’ limitation on investments in illiquid securities. Securities eligible for resale pursuant to Rule 144A, which are determined to be liquid, are not subject to the Series’ 15% limit on investments in illiquid securities. As of Dec. 31, 2015, no securities held by the Series have

High Yield Series-22

 Delaware VIP® High Yield Series

 Notes to financial statements (continued)

11. Credit and Market Risk (continued)

been determined to be illiquid under the Series’ Liquidity Procedures. Rule 144A securities have been identified on the “Schedule of investments.” When monitoring compliance with the Series’ illiquid limit, certain holdings that are common to multiple clients of the investment manager may be aggregated and considered illiquid in the aggregate solely for monitoring purposes. For purposes of determining illiquidity for financial reporting purposes, only the holdings of this Series will be considered.

12. Contractual Obligations

The Series enters into contracts in the normal course of business that contain a variety of indemnifications. The Series’ maximum exposure under these arrangements is unknown. However, the Series has not had prior claims or losses pursuant to these contracts. Management has reviewed the Series’ existing contracts and expects the risk of loss to be remote.

13. Recent Accounting Pronouncements

In May 2015, the FASB issued Accounting Standards Update (“ASU”) No. 2015-07 regarding “Disclosures for Investments in Certain Entities That Calculate Net Asset Value per Share.” The amendments in this update are effective for the Series for fiscal years beginning after Dec. 15, 2015, and interim periods within those fiscal years. ASU No. 2015-07 will eliminate the requirement to categorize investments in the fair value hierarchy if their fair value is measured at NAV per share (or its equivalent) using the practical expedient in the FASB’s fair value measurement guidance. Management is evaluating the impact, if any, of this guidance on the Series’ financial statement disclosures.

14. General Motors Term Loan Litigation

The Series received notice of a litigation proceeding related to a General Motors Corporation (G.M.) term loan participation previously held by the Series in 2009. We believe the matter subject to the litigation notice will likely lead to a recovery from the Series of certain amounts received by the Series because a U.S. Court of Appeals has ruled that the Series and similarly situated investors were unsecured creditors rather than secured lenders of G.M. as a result of an erroneous Uniform Commercial Code filing made by a third party. The Series received the full principal on the loans in 2009 after the G.M. bankruptcy. However, based upon the court ruling the estate is seeking to recover such amounts arguing that, as unsecured creditors, the Series should not have received payment in full. Based upon currently available information related to the litigation and the Series’ potential exposure, the Series recorded a liability of $3,069,708 and an asset of $920,913 based on the expected recoveries to unsecured creditors as of Dec. 31, 2015 that resulted in a net decrease in the Series’ NAV to reflect this likely recovery.

15. Subsequent Events

Management has determined that no material events or transactions occurred subsequent to Dec. 31, 2015 that would require recognition or disclosure in the Series’ financial statements.

High Yield Series-23

 Delaware VIP® Trust — Delaware VIP High Yield Series

 Report of independent registered public accounting firm

To the Board of Trustees of Delaware VIP Trust and Shareholders of Delaware VIP High Yield Series:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Delaware VIP High Yield Series (one of the series constituting Delaware VIP Trust, hereafter referred to as the “Series”) at December 31, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Series’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2015 by correspondence with the custodian and brokers and the application of alternative auditing procedures where securities purchased had not been received, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

February 17, 2016

High Yield Series-24

 Delaware VIP® Trust — Delaware VIP High Yield Series

 Other Series information (Unaudited)

Board consideration of Delaware VIP High Yield Series investment management agreement

At a meeting held on Aug. 18–20, 2015 (the “Annual Meeting”), the Board of Trustees (collectively referred to here as the “Board”), including a majority of disinterested or independent Trustees, approved the renewal of the Investment Management Agreement for Delaware VIP High Yield Series (the “Series”). In making its decision, the Board considered information furnished at regular quarterly Board meetings, including reports detailing Series performance, investment strategies, and expenses, as well as information prepared specifically in connection with the renewal of the investment advisory and sub-advisory contracts. Information furnished specifically in connection with the renewal of the Investment Management Agreement with Delaware Management Company (“DMC”) included materials provided by DMC and its affiliates (“Delaware Investments”) concerning, among other things, the nature, extent, and quality of services provided to the Series; the costs of such services to the Series; economies of scale; and the investment manager’s financial condition and profitability. In addition, in connection with the Annual Meeting, reports were provided to the Trustees in May 2015 and included reports provided by Lipper, Inc., an independent statistical compilation organization (“Lipper”). The Lipper reports compared the Series’ investment performance and expenses with those of other comparable mutual funds. The Independent Trustees reviewed and discussed the Lipper reports with independent legal counsel to the Independent Trustees. In addition to the information noted above, the Board also requested and received information regarding DMC’s policy with respect to advisory fee levels and its breakpoint philosophy; the structure of portfolio manager compensation; comparative client fee information; and any constraints or limitations on the availability of securities for certain investment styles, which had in the past year inhibited, or which were likely in the future to inhibit, the investment manager’s ability to invest fully in accordance with Series policies.

In considering information relating to the approval of the Series’ advisory agreement, the Independent Trustees received assistance and advice from and met separately with independent legal counsel to the Independent Trustees. They also engaged a consultant to assist them in analyzing portions of the data received. The Independent Trustees reviewed and discussed with such consultant two reports prepared by the consultant with respect to such data. Although the Board gave attention to all information furnished, the following discussion identifies, under separate headings, the primary factors taken into account by the Board during its contract renewal considerations

Nature, extent, and quality of service. The Board considered the services provided by DMC to the Series and its shareholders. In reviewing the nature, extent, and quality of services, the Board considered reports furnished to it throughout the year, which covered matters such as the relative performance of the Series; compliance of portfolio managers with the investment policies, strategies, and restrictions for the Series; compliance by DMC and Delaware Distributors, L.P. (together, “Management”) personnel with the Code of Ethics adopted throughout the Delaware Investments® Family of Funds complex; and adherence to fair value pricing procedures as established by the Board. The Board was pleased with the current staffing of the Series’ investment adviser and the emphasis placed on research in the investment process. The Board recognized DMC’s receipt of several industry distinctions during the past several years. The Board gave favorable consideration to DMC’s efforts to control expenditures while maintaining service levels committed to Series matters. The Board noted that in November 2013 Management negotiated a substantial reduction in fees for fund accounting services provided to the Series. The Board was satisfied with the nature, extent, and quality of the overall services provided by DMC.

Investment performance. The Board placed significant emphasis on the investment performance of the Series in view of the importance of investment performance to shareholders. Although the Board gave appropriate consideration to performance reports and discussions with portfolio managers at Board meetings throughout the year, the Board gave particular weight to the Lipper reports furnished for the Annual Meeting. The Lipper reports prepared for the Series showed the investment performance of its Standard Class shares in comparison to a group of similar funds as selected by Lipper (the “Performance Universe”). A fund with the best performance ranked first, and a fund with the poorest performance ranked last. The highest/best performing 25% of funds in the Performance Universe make up the first quartile; the next 25%, the second quartile; the next 25%, the third quartile; and the poorest/worst performing 25% of funds in the Performance Universe make up the fourth quartile. Comparative annualized performance for the Series was shown for the past 1-, 3-, 5-, and 10-year periods, as applicable, ended March 31, 2015. The Board’s objective is that the Series’ performance for the periods considered be at or above the median of its Performance Universe.

The Performance Universe for the Series consisted of the Series and all high yield funds underlying variable insurance products as selected by Lipper. The Lipper report comparison showed that the Series’ total return for the one-year period was in the fourth quartile of its Performance Universe. The report further showed that the Series’ total return for the 3- and 5-year periods was in the second quartile of its Performance Universe and the Series’ total return for the 10-year period was in the first quartile of its Performance Universe. The Board observed that the Series’ 1-year performance was not in line with the Board’s objective. In evaluating the Series’ performance, the Board considered the Series’ intermediate and long term performance results, which were strong, and consequently, the Board was satisfied with performance.

Comparative expenses. The Board considered expense comparison data for the Delaware Investments Family of Funds. Management provided the Board with information on pricing levels and fee structures for the Series as of its most recently completed fiscal year. The Board also focused on the comparative analysis of effective management fees and total expense ratios of the Series versus effective management fees and expense ratios of a group of similar funds as selected by Lipper (the “Expense Group”). In reviewing comparative costs, the Series’ contractual management fee and the actual management fee incurred by the Series were compared with the contractual management fees (assuming all funds in the Expense Group were similar in size to the Series) and actual management fees (as reported by each fund) within the Expense Group, taking into account any applicable breakpoints and fee waivers. The Series’ total expenses were also compared with those of its Expense Group. The Lipper total expenses, for comparative consistency, were shown by Lipper for Standard Class shares which do not charge 12b-1 and non-12b-1 service fees. The Board considered fees paid to DMC for non-management services. The Board’s objective is to limit the Series’ total expense ratio to be competitive with that of the Expense Group.

High Yield Series-25

 Delaware VIP® High Yield Series

 Other Series information (Unaudited)

Board consideration of Delaware VIP High Yield Series investment management agreement (continued)

The expense comparisons for the Series showed that the actual management fee was in the quartile with the second lowest expenses of its Expense Group and its total expenses were in the quartile with the second highest expenses of its Expense Group. The Series’ total expenses were not in line with the Board’s objective. In evaluating total expenses, the Board considered 12b-1 waivers in place through April 29, 2016 and various initiatives implemented by Management. The Board was satisfied with Management’s efforts to improve the Series’ total expense ratio and to bring it in line with the Board’s objective

Management profitability. The Board considered the level of profits realized by DMC in connection with the operation of the Series. In this respect, the Board reviewed the Investment Management Profitability Analysis that addressed the overall profitability of DMC’s business in providing management and other services to each of the individual funds and the Delaware Investments® Family of Funds as a whole. Specific attention was given to the methodology followed in allocating costs for the purpose of determining profitability. Management stated that the level of profits of DMC, to a certain extent, reflects recent operational cost savings and efficiencies initiated by DMC. The Board considered DMC’s efforts to improve services provided to fund shareholders and to meet additional regulatory and compliance requirements resulting from recent industry-wide Securities and Exchange Commission initiatives. The Board also considered the extent to which DMC might derive ancillary benefits from fund operations, including the potential for procuring additional business as a result of the prestige and visibility associated with its role as service provider to the Delaware Investments Family of Funds and the benefits from allocation of fund brokerage to improve trading efficiencies. The Board found that the management fees were reasonable in light of the services rendered and the profitability of DMC.

Economies of scale. The Trustees considered whether economies of scale are realized by DMC as the Series’ assets increase and the extent to which any economies of scale are reflected in the level of management fees charged. The Trustees reviewed the standardized advisory fee pricing and structure approved by the Board and shareholders, which includes breakpoints, and which applies to most funds in the Delaware Investments Family of Funds complex. Breakpoints in the advisory fee occur when the advisory fee rate is reduced on assets in excess of specified levels. Breakpoints result in a lower advisory fee, than would otherwise be the case in the absence of breakpoints, when the asset levels specified in the breakpoints are exceeded. The Board noted that the fee under the Series’ management contract fell within the standardized fee pricing structure. Although the Series has not reached a size at which the advantages of any breakpoints in the applicable fee schedule, the Board recognized that the fee was structured so that if the Series grows, economies of scale may be shared.

Tax Information

All disclosures are based on financial information available as of the date of this annual report and, accordingly are subject to change. For any and all items requiring reporting, it is the intention of the Series to report the maximum amount permitted under the Internal Revenue Code and the regulations thereunder.

For the year ended Dec. 31, 2015, the Series reports distributions paid during the year as follows:

(A) Long-Term Capital Gain Distributions (Tax Basis)	(B) Ordinary Income Distributions (Tax Basis)	Total Distributions (Tax Basis)
17.48%	82.52%	100.00%

(A) and (B) are based on a percentage of the Series’ total distributions.

High Yield Series-26

 Delaware Investments® Family of Funds

 Board of trustees / directors and officers addendum

A mutual fund is governed by a Board of Trustees/Directors (“Trustees”), which has oversight responsibility for the management of a fund’s business affairs. Trustees establish procedures and oversee and review the performance of the investment manager, the distributor, and others who perform services for the fund. The independent fund trustees, in particular, are advocates for shareholder interests. Each trustee has served in that capacity since he or she was elected to or appointed to the Board of Trustees, and will continue to serve until his or her retirement or the election of a new trustee in his or her place. The following is a list of the Trustees and Officers with certain background and related information.

Name, Address, and Birth Date	Position(s) Held with Fund(s)	Length of Time Served	Principal Occupation(s) During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee or Officer	Other Directorships Held by Trustee or Officer
INTERESTED TRUSTEE

Shawn K. Lytle[1] 2005 Market Street Philadelphia, PA 19103 February 1970	President, Chief Executive Officer, and Trustee	Trustee since September 2015 President and Chief Executive Officer since August 2015	Shawn K. Lytle has served as President of Delaware Investments[2] since June 2015 and was the Regional Head of Americas for UBS Global Asset Management from 2010 through 2015.	65	Trustee — UBS Relationship Funds, SMA Relationship Trust, and UBS Funds (May 2010–April 2015)
INDEPENDENT TRUSTEES

Thomas L. Bennett 2005 Market Street Philadelphia, PA 19103	Chairman and Trustee	Trustee since March 2005	Private Investor (March 2004–Present)	65	Director — Bryn Mawr Bank Corp. (BMTC) (2007–2011)
October 1947		Chairman since March 2015
Ann D. Borowiec 2005 Market Street Philadelphia, PA 19103 November 1958	Trustee	Since March 2015	Chief Executive Officer Private Wealth Management (2011–2013) and Market Manager, New Jersey Private Bank (2005–2011) — J.P. Morgan Chase & Co.	65	None
Joseph W. Chow 2005 Market Street Philadelphia, PA 19103 January 1953	Trustee	Since January 2013	Executive Vice President (Emerging Economies Strategies, Risk and Corporate Administration) State Street Corporation (July 2004–March 2011)	65	Director and Audit Committee Member — Hercules Technology Growth Capital, Inc. (2004–2014)
John A. Fry 2005 Market Street Philadelphia, PA 19103 May 1960	Trustee	Since January 2001	President — Drexel University (August 2010–Present) President — Franklin & Marshall College (July 2002–July 2010)	65	Director — Hershey Trust Company Director, Audit Committee, and Governance Committee Member — Community Health Systems Director — Drexel Morgan & Co.
Lucinda S. Landreth 2005 Market Street Philadelphia, PA 19103 June 1947	Trustee	Since March 2005	Private Investor (2004–Present)	65	None

High Yield Series-27

Name, Address, and Birth Date	Position(s) Held with Fund(s)	Length of Time Served	Principal Occupation(s) During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee or Officer	Other Directorships Held by Trustee or Officer

Frances A. Sevilla-Sacasa 2005 Market Street Philadelphia, PA 19103 January 1956	Trustee	Since September 2011	Chief Executive Officer — Banco Itaú International (April 2012–Present) Executive Advisor to Dean (August 2011–March 2012) and Interim Dean (January 2011–July 2011) — University of Miami School of Business Administration President — U.S. Trust, Bank of America Private Wealth Management (Private Banking) (July 2007–December 2008)	65	Trust Manager and Audit Committee Member — Camden Property Trust

Thomas K. Whitford 2005 Market Street Philadelphia, PA 19103 March 1956	Trustee	Since January 2013	Vice Chairman (2010–April 2013) Chief Administrative Officer (2008–2010) and Executive Vice President and Chief Administrative Officer (2007–2009) — PNC Financial Services Group	65	Director — HSBC Finance Corporation and HSBC North America Holdings Inc. Director — HSBC Bank
Janet L. Yeomans 2005 Market Street Philadelphia, PA 19103 July 1948	Trustee	Since April 1999	Vice President and Treasurer (January 2006–July 2012) Vice President — Mergers & Acquisitions (January 2003–January 2006), and Vice President and Treasurer (July 1995–January 2003) 3M Corporation	65	Director, Audit and Compliance Committee Chair, Investment Committee Member, and Governance Committee Member — Okabena Company Chair — 3M Investment Management Company (2005–2012)
OFFICERS

David F. Connor 2005 Market Street Philadelphia, PA 19103 December 1963	Senior Vice President, General Counsel, and Secretary	Senior Vice President, since May 2013; General Counsel since May 2015; Secretary since October 2005	David F. Connor has served as Senior Vice President of the Fund(s) and the investment advisor since 2013, General Counsel of the Fund(s) and the investment advisor since 2015, Secretary of the Fund(s) and the investment advisor since 2005.	65	None[3]
Daniel V. Geatens 2005 Market Street Philadelphia, PA 19103 October 1972	Vice President and Treasurer	Treasurer since October 2007	Daniel V. Geatens has served as Vice President and Treasurer of the Fund(s) since 2007 and Vice President and Director of Financial Administration of the investment advisor since 2010.	65	None[3]
Richard Salus 2005 Market Street Philadelphia, PA 19103 October 1963	Senior Vice President and Chief Financial Officer	Chief Financial Officer since November 2006	Richard Salus has served as Senior Vice President and Chief Financial Officer of the Fund(s) and the investment advisor since 2006.	65	None[3]

[1]	Shawn K. Lytle is considered to be an “Interested Trustee” because he is an executive officer of the Fund’s(s’) investment advisor.
[2]	Delaware Investments is the marketing name for Delaware Management Holdings, Inc. and its subsidiaries, including the Fund’s(s’) investment advisor, principal underwriter, and its transfer agent.
[3]	David F. Connor, Daniel V. Geatens, and Richard Salus serve in similar capacities for the six portfolios of the Optimum Fund Trust, which have the same investment advisor, principal underwriter, and transfer agent as the registrant.

The Statement of Additional Information for the Series includes additional information about the Trustees and Officers and is available, without charge, upon request by calling 800 523-1918.

High Yield Series-28

The Series files its complete schedule of portfolio holdings with the Securities and Exchange Commission (Commission) for the first and third quarters of each fiscal year on Form N-Q. The Series’ Forms N-Q, as well as a description of the policies and procedures that the Series uses to determine how to vote proxies (if any) relating to portfolio securities are available without charge (i) upon request, by calling 800 523-1918; and (ii) on the Commission’s website at sec.gov. In addition, a description of the policies and procedures that the Series uses to determine how to vote proxies (if any) relating to portfolio securities and the Schedule of Investments included in the Series’ most recent Form N-Q are available without charge on the Delaware Investments® Funds’ website at delawareinvestments.com. The Series’ Forms N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling 800 SEC-0330.

Information (if any) regarding how the Series voted proxies relating to portfolio securities during the most recently disclosed 12-month period ended June 30 is available without charge (i) through the Delaware Investments Funds’ website at delawareinvestments.com; and (ii) on the Commission’s website at sec.gov.

AR-VIPHY [12/15] BNY 20819 (2/16) (16014)	High Yield Series-29

Delaware VIP® Trust
Delaware VIP International Value Equity Series

Annual report
December 31, 2015

Neither Delaware Investments nor its affiliates noted in this document are authorized deposit-taking institutions for the purpose of the Banking Act 1959 (Commonwealth of Australia). The obligations of these entities do not represent deposits or other liabilities of Macquarie Bank Limited (MBL). MBL does not guarantee or otherwise provide assurance in respect of the obligations of these entities, unless noted otherwise.

Unless otherwise noted, views expressed herein are current as of Dec. 31, 2015, and subject to change for events occurring after such date.

The Series is not FDIC insured and is not guaranteed. It is possible to lose the principal amount invested.

Mutual fund advisory services provided by Delaware Management Company, a series of Delaware Management Business Trust, which is a registered investment advisor and member of Macquarie Group. Delaware Investments, a member of Macquarie Group, refers to Delaware Management Holdings, Inc. and its subsidiaries, including the Series’ distributor, Delaware Distributors, L.P. Macquarie Group refers to Macquarie Group Limited and its subsidiaries and affiliates worldwide.

This material may be used in conjunction with the offering of shares in Delaware VIP International Value Equity Series only if preceded or accompanied by the Series’ current prospectus or the summary prospectus.

© 2016 Delaware Management Holdings, Inc.

All third-party marks cited are the property of their respective owners.

Delaware VIP® Trust — Delaware VIP International Value Equity Series
Portfolio management review	January 12, 2016

For the fiscal year ended Dec. 31, 2015, Delaware VIP International Value Equity Series Standard Class shares returned +0.49%, while Service Class shares returned +0.24% (both figures reflect reinvestment of all dividends). The Series’ benchmark, the MSCI EAFE Index, returned -0.39% (gross) and -0.81% (net) for the same period.

While much of 2015 saw a variety of trends vying for leadership in a market lacking clear direction, weakening growth in emerging markets coupled with a renewed downward trajectory in commodity prices set the tone for a weaker environment for equities later in the year.

Declines appeared across all regions and sectors, with a mix of relative performance. Japan and perceived safe havens such as the United States and Switzerland outperformed regions with more concentrated exposure to commodity prices and emerging markets, while sectors such as consumer staples, healthcare, and information technology outperformed energy and materials. Some regional highlights included:

• In the U.S., the Federal Reserve raised interest rates in December 2015, ending months of speculation over when it would act. Gradual improvement across a broad sample of economic indicators was offset by concerns about slowing demand growth in overseas markets, particularly China.

• European indices performed relatively well for most of the fiscal period, buoyed by gradually improving economic data and undemanding valuations. Interest rates eased slightly from the modest peak reached in June. Relative performance was hit in the third quarter, though, as the Volkswagen emissions-testing scandal unfolded.

• Japan led the global indices for the fiscal period, as gradual progress in economic indicators remained largely intact. However, as concerns about slowing growth in China (and more broadly across Asia) grew in the third quarter, Japanese equities experienced relative underperformance and heightened volatility.

• Slowing growth, high levels of debt, and persistent inflation hampered emerging markets. When China devalued its currency, the market’s reaction signaled that weakness in the country’s economy required more drastic intervention.

The sheer scale of the U.S. and Chinese economies is sufficient that speculation about the timing of a Fed rate action, or the protracted slowing of Chinese industrial production, could define outcomes for the rest of the world, at least in the short term. We believe, however, that prospective returns have more to do with long-term developments in economic growth, profitability, and valuation than the vicissitudes of local cycles. By these measures, we see some cause for optimism.

The primary source of outperformance versus the MSCI EAFE Index was strong stock selection. On a regional basis, strong stock selection in Japan, the euro zone, and Asia Pacific ex Japan more than offset adverse stock selection in the United Kingdom and Europe ex–euro zone. Overall regional allocation was positive. A favorable effect from underweight exposures to the U.K. and Asia Pacific ex Japan more than offset the negative effect of exposure to emerging markets and exposure to Canada. Strong stock selection in information technology, consumer discretionary, financials, and telecommunications more than offset the adverse effect of weak stock selection in consumer staples and industrials. Overall sector allocation was positive in eight out of 10 sectors. Most notably, the favorable effect from an underweight exposure to materials, an overweight exposure to information technology, and an underweight exposure to financials more than offset the slightly negative effect from an underweight exposure to consumer staples. Net currency effect was negative. A favorable overweight exposure to the U.S. dollar and underweight exposure to the Australian dollar was more than offset by exposure to the Canadian dollar.

Across much of the developed world, we believe little has changed since the end of 2014 except for a clearer recognition that earnings from emerging markets may be less certain than previously thought, and that valuations are, in our view, correspondingly more attractive. In Europe, relatively high valuations on trailing earnings continue to reflect, in part, the cyclical weakness that prevails. Returns on equity remain in the lower band of the historical range, and we believe normalization of productivity under a scenario of economic recovery could support stock prices even without further expansion of valuations. In Japan, a steep valuation discount to global norms on book value suggests there is room for further gains if the corresponding lag in returns-on-equity continues to close. As a group, U.S. companies are both highly profitable and highly valued. However, few of the indications of tightness in the economy that typically mark the top of the business cycle are in place today, and low prevailing interest rates could justify further expansion of valuations.

Finally, emerging economies remain the most significant source of market volatility. There is little indication that the rate of deterioration in economic growth has even started to slow – a necessary precondition to the renewal of confidence in the group as an attractive place to invest. Given the scale and duration of the investment cycle of the past decade, we are wary of further downside.

Unless otherwise noted, views expressed herein are current as of Dec. 31, 2015, and subject to change.

International Value Equity Series-1

Delaware VIP® Trust — Delaware VIP International Value Equity Series
Portfolio management review (continued)	January 12, 2016

As a guide to investment policy, we believe that forecasting the complex interaction of economic trends is a daunting enterprise, but that strength and adaptability can be recognized at the company level, and it is these qualities, in our view, that may facilitate long-term success under a variety of economic outcomes perhaps difficult to envision today.

Unless otherwise noted, views expressed herein are current as of Dec. 31, 2015, and subject to change.

International Value Equity Series-2

Delaware VIP® Trust — Delaware VIP International Value Equity Series
Performance summary

The performance quoted represents past performance and does not guarantee future results. Investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted.

Carefully consider the Series’ investment objectives, risk factors, charges, and expenses before investing. This and other information can be found in the Series’ prospectus and its summary prospectus, which may be obtained by calling 800 523-1918. Investors should read the prospectus and the summary prospectus carefully before investing.

Delaware VIP International Value Equity Series
Average annual total returns
For periods ended Dec. 31, 2015	1 year	3 years	5 years	10 years	Lifetime
Standard Class shares (commenced operations on Oct. 29, 1992)	+0.49%	+4.06%	+2.12%	+2.20%	+6.47%

Service Class shares (commenced operations on May 1, 2000)	+0.24%	+3.82%	+1.87%	+1.94%	+4.44%

MSCI EAFE Index (gross)	-0.39%	+5.46%	+4.07%	+3.50%	n/a

MSCI EAFE Index (net)	-0.81%	+5.01%	+3.60%	+3.03%	n/a

Returns reflect the reinvestment of all distributions. Please see page 4 for a description of the index.

As described in the Series’ most recent prospectus, the net expense ratio for Service Class shares of the Series was 1.32%, while total operating expenses for Standard Class and Service Class shares were 1.07% and 1.37%, respectively. The management fee for Standard Class and Service Class shares was 0.85%.

The Series’ distributor has contracted to limit the 12b-1 fees for Service Class shares to no more than 0.25% of average daily net assets from Jan.1, 2015 through June 30, 2015.*

Earnings from a variable annuity or variable life investment compound tax-free until withdrawal, and as a result, no adjustments were made for income taxes.

Expense limitations were in effect for both classes during certain periods shown in the Series’ performance table above and in the Performance of a $10,000 Investment graph on the next page.

Performance data do not reflect insurance fees related to a variable annuity or variable life investment or the deferred sales charge that would apply to certain withdrawals of investments held for fewer than eight years. Performance shown here would have been reduced if such fees were included and the expense limitation removed. For more information about fees, consult your variable annuity or variable life prospectus.

Investments in variable products involve risk.

International investments entail risks not ordinarily associated with U.S. investments including fluctuation in currency values, differences in accounting principles, or economic or political instability in other nations. Investing in emerging markets can be riskier than investing in established foreign markets due to increased volatility and lower trading volume.

Please read both the contract and underlying prospectus for specific details regarding the product’s risk profile.

*The contractual waiver period is from April 30, 2014 through April 29, 2016.

International Value Equity Series-3

Delaware VIP® Trust — International Value Equity Series
Performance summary (continued)

For period beginning Dec. 31, 2005 through Dec. 31, 2015	Starting value	Ending value
–– MSCI EAFE Index (gross)	$10,000	$14,107
--- MSCI EAFE Index (net)	$10,000	$13,477
–– Delaware VIP International Value Equity Series (Standard Class)	$10,000	$12,431

The graph shows a $10,000 investment in the Delaware VIP International Value Equity Series Standard Class shares for the period from Dec. 31, 2005 through Dec. 31, 2015.

The graph also shows $10,000 invested in the MSCI EAFE Index for the period from Dec. 31, 2005 through Dec. 31, 2015. The MSCI EAFE (Europe, Australasia, FarEast) Index is a free float-adjusted market capitalization weighted index designed to measure equity market performance of developed markets, excluding the United States and Canada. Index “gross” return approximates the maximum possible dividend reinvestment. Index “net” return approximates the minimum possible dividend reinvestment, after deduction of withholding tax at the highest possible rate.

Index performance returns do not reflect any management fees, transaction costs or expenses. Indices are unmanaged and one cannot invest directly in an index.

Performance of Service Class shares will vary due to different charges and expenses.

Past performance is not a guarantee of future results.

International Value Equity Series-4

Delaware VIP® Trust — Delaware VIP International Value Equity Series
Disclosure of Series expenses

For the six-month period from July 1, 2015 to December 31, 2015 (Unaudited)

As a shareholder of the Series, you incur ongoing costs, which may include management fees; distribution and/or service (12b-1) fees; and other Series expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Series and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period from July 1, 2015 to Dec. 31, 2015.

Actual expenses

The first section of the table shown, “Actual Series return,” provides information about actual account values and actual expenses. You may use the information in this section of the table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical example for comparison purposes

The second section of the table shown, “Hypothetical 5% return,” provides information about hypothetical account values and hypothetical expenses based on the Series’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Series’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Series and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. As a shareholder of the Series, you do not incur any transaction costs, such as sales charges (loads), redemption fees or exchange fees, but shareholders of other funds may incur such costs. Also, the fees related to the variable annuity investment or the deferred sales charge that could apply have not been included. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The Series’ actual expenses shown in the table reflect fee waivers in effect for Service Class shares. The expenses shown in the table assume reinvestment of all dividends and distributions.

Expense analysis of an investment of $1,000

				Expenses Paid
	Beginning	Ending		During
	Account	Account	Annualized	Period
	Value	Value	Expense	7/1/15 to
	7/1/15	12/31/15	Ratio	12/31/15*
Actual Series return†
Standard Class	$1,000.00	$944.20	1.02%	$5.00
Service Class	1,000.00	943.30	1.27%	6.22

Hypothetical 5% return (5% return before expenses)
Standard Class	$1,000.00	$1,020.06	1.02%	$5.19
Service Class	1,000.00	1,018.80	1.27%	6.46

* “Expenses Paid During Period” are equal to the Series’ annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

† Because actual returns reflect only the most recent six-month period, the returns shown may differ significantly from fiscal year returns.

International Value Equity Series-5

Delaware VIP® Trust — Delaware VIP International Value Equity Series
Security type / country and sector allocations

As of December 31, 2015 (Unaudited)

Sector designations may be different than the sector designations presented in other Series materials. The sector designations may represent the investment manager’s internal sector classifications, which may result in the sector designations for one series being different than another series’ sector designations.

Percentage of
Security type / sector	net assets
Common Stock by Country	99.34%
Australia	1.26%
Canada	5.88%
China/Hong Kong	5.95%
Denmark	2.09%
France	16.26%
Germany	6.52%
Indonesia	1.57%
Israel	4.00%
Italy	2.68%
Japan	23.18%
Netherlands	4.26%
Norway	0.13%
Republic of Korea	1.92%
Russia	0.76%
Sweden	5.19%
Switzerland	6.39%
United Kingdom	11.30%
Short-Term Investments	0.95%
Securities Lending Collateral	3.91%
Total Value of Securities	104.20%
Obligation to Return Securities Lending Collateral	(3.91)%
Liabilities Net of Receivables and Other Assets	(0.29)%
Total Net Assets	100.00%

Percentage
Common stock by sector	of net assets

Consumer Discretionary	15.98%
Consumer Staples	10.24%
Energy	4.91%
Financials	17.89%
Healthcare	13.18%
Industrials	15.56%
Information Technology	9.76%
Materials	3.71%
Telecommunication Services	6.85%
Utilities	1.26%
Total	99.34%

International Value Equity Series-6

Delaware VIP® Trust — Delaware VIP International Value Equity Series
Schedule of investments

 December 31, 2015

	Number of	Value
	shares	(U.S. $)

Common Stock –99.34% Δ
Australia - 1.26%
Coca-Cola Amatil	116,513	$785,803

		785,803

Canada – 5.88%
Alamos Gold	57,168	187,951
CGI Group Class A †	50,814	2,034,102
Suncor Energy	34,400	887,870
WestJet Airlines @	28,585	418,463
Yamana Gold	76,883	142,772

		3,671,158

China/Hong Kong – 5.95%
CNOOC	770,000	801,387
Techtronic Industries	283,859	1,149,116
Yue Yuen Industrial Holdings	520,000	1,761,489

		3,711,992

Denmark – 2.09%
Carlsberg Class B	14,737	1,305,443

		1,305,443

France – 16.26%
AXA	68,266	1,865,185
Kering	4,891	836,200
Publicis Groupe *	8,350	555,211
Rexel	37,790	503,180
Sanofi	25,440	2,167,942
Teleperformance	20,942	1,760,879
TOTAL	19,218	861,530
Vinci	24,955	1,599,411

		10,149,538

Germany – 6.52%
Bayerische Motoren Werke	11,807	1,243,828
Deutsche Post	49,132	1,373,560
STADA Arzneimittel	36,089	1,455,237

		4,072,625

Indonesia – 1.57%
Bank Rakyat Indonesia Persero	1,196,955	982,163

		982,163

Israel – 4.00%
Teva Pharmaceutical Industries ADR	38,000	2,494,320

		2,494,320

Italy – 2.68%
Saipem *†	53,518	432,554
UniCredit	224,308	1,240,073

		1,672,627

Japan – 23.18%
East Japan Railway	19,756	1,860,265
ITOCHU	143,835	1,701,274
Japan Tobacco	43,600	1,600,654
Mitsubishi UFJ Financial Group	383,135	2,373,135
Nippon Telegraph & Telephone	63,018	2,507,893
Nitori Holdings	15,058	1,264,546

	Number of	Value
	shares	(U.S. $)
Common Stock Δ (continued)
Japan (continued)
Sumitomo Rubber Industries	74,100	$963,510
Toyota Motor	35,743	2,200,927

		14,472,204

Netherlands – 4.26%
ING Groep CVA	104,354	1,411,849
Koninklijke Philips	48,922	1,248,641

		2,660,490

Norway – 0.13%
Subsea 7 †	11,676	82,769

		82,769

Republic of Korea – 1.92%
Samsung Electronics	1,129	1,201,722

		1,201,722

Russia – 0.76%
Mobile TeleSystems ADR	77,200	477,096

		477,096

Sweden – 5.19%
Nordea Bank	177,632	1,948,370
Tele2 Class B	129,368	1,289,746

		3,238,116

Switzerland – 6.39%
Aryzta *†	37,059	1,874,771
Novartis	24,566	2,113,150

		3,987,921

United Kingdom – 11.30%
Meggitt	182,984	1,010,336
National Grid	56,825	783,733
Playtech *	89,491	1,095,667
Rexam	147,316	1,314,029
Rio Tinto	23,142	673,809
Standard Chartered	162,878	1,351,470
Tesco †	375,798	825,760

		7,054,804

Total Common Stock (cost $62,687,340)		62,020,791

	Principal
	amount°
Short-Term Investments – 0.95%
Discount Notes – 0.95% ≠
Federal Home Loan Bank
0.119% 1/4/16	44,322	44,322
0.12% 1/25/16	23,378	23,376
0.14% 2/18/16	30,936	30,927
0.155% 2/3/16	136,402	136,374
0.18% 2/26/16	49,594	49,577
0.18% 3/7/16	108,169	108,115
0.185% 1/19/16	67,084	67,080

International Value Equity Series-7

Delaware VIP® International Value Equity Series
Schedule of investments (continued)

	Principal	Value
	amount°	(U.S. $)

Short-Term Investments (continued)
Discount Notes≠ (continued)
Federal Home Loan Bank
0.19% 3/22/16	29,615	$29,596
0.295% 3/2/16	32,469	32,453
0.31% 3/14/16	68,098	68,059

		589,879

Total Short-Term Investments (cost $589,911)		589,879

Total Value of Securities Before Securities Lending Collateral – 100.29% (cost $63,277,251)		62,610,670

	Number of	Value
	Shares	(U.S. $)

Securities Lending Collateral – 3.91% **
Separate Account
Delaware VIP International Value Equity Series	2,444,585	$2,444,585

Total Securities Lending Collateral (cost $2,444,585)		2,444,585

Total Value of Securities – 104.20%
(cost $65,721,836) ■	$65,055,255

*	Fully or partially on loan.
**	See Note 10 in “Notes to financial statements” for additional information on securities lending collateral.
@	Illiquid security. At Dec. 31, 2015, the aggregate value of illiquid securities was $418,463, which represents 0.67% of the Series’ net assets. See Note 11 in “Notes to financial statements.”
≠	The rate shown is the effective yield at the time of purchase.
■	Includes $2,288,859 of securities loaned.
°	Principal amount shown is stated in U.S. dollars unless noted that the security is denominated in another currency.
†	Non-income-producing security.
Δ	Securities have been classified by country of origin. Aggregate classification by business sectors has been presented on page 6 in “Security type / country and sector allocations.”

Summary of abbreviations:

ADR - American Depositary Receipt

CVA - Dutch Certificate

See accompanying notes, which are an integral part of the financial statements.

International Value Equity Series-8

Delaware VIP® Trust — Delaware VIP International Value Equity Series

Statement of assets and liabilities	December 31, 2015

Assets:
Investments, at value[1]	$62,020,791
Short-term investments, at value[2]	589,879
Short-term investments held as collateral for loaned securities, at value[3]	2,444,585
Foreign currencies, at value[4]	32,761
Dividends and interest receivable	155,038
Receivable for series shares sold	7,507
Securities lending income receivable	1,948

Total assets	65,252,509

Liabilities:
Cash overdraft	296,117
Obligation to return securities lending collateral	2,444,585
Payable for series shares redeemed	5,055
Investment management fees payable	45,359
Other accrued expenses	26,659
Other affiliates payable	2,351
Trustees’ fees and expenses payable	173
Distribution fees payable	41

Total liabilities	2,820,340

Total Net Assets	$62,432,169

Net Assets Consist of:
Paid-in capital	$80,161,933
Undistributed net investment income	1,043,964
Accumulated net realized loss on investments	(18,101,032)
Net unrealized depreciation of investments	(666,581)
Net unrealized depreciation of foreign currencies	(6,115)

Total Net Assets	$62,432,169

Net Assets Value:
Standard Class:
Net assets	$62,284,716
Shares of beneficial interest outstanding, unlimited authorization, no par	5,744,739
Net asset value per share	$10.84

Service Class:
Net assets	$147,453
Shares of beneficial interest outstanding, unlimited authorization, no par	13,633
Net asset value per share	$10.82

[1] Investments, at cost	$62,687,340
[2] Short-term investments, at cost	589,911
[3] Short-term investments held as collateral for loaned securities, at cost	2,444,585
[4] Foreign currency, at cost	33,418

See accompanying notes, which are an integral part of the financial statements.

International Value Equity Series-9

Delaware VIP® Trust —

Delaware VIP International Value Equity Series

Statement of operations

Year ended December 31, 2015

Investment Income:
Dividends	$1,899,868
Securities lending income	11,571
Interest	1,506
Foreign tax withheld	(192,628)

1,720,317

Expenses:
Management fees	542,078
Audit and tax	37,195
Reports and statements to shareholders	31,938
Accounting and administration expenses	17,960
Custodian fees	13,373
Dividend disbursing and transfer agent fees and expenses	5,502
Legal fees	4,348
Trustees’ fees and expenses	2,958
Registration fees	772
Distribution expenses - Service Class	547
Other	6,392

663,063
Less waived distribution expenses - Service Class	(91)
Less expense paid indirectly	(1)

Total operating expenses	662,971

Net Investment Income	1,057,346

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	2,646,237
Foreign currencies	(21,227)
Foreign currency exchange contracts	11,338

Net realized gain	2,636,348

Net change in unrealized appreciation (depreciation) of:
Investments	(3,580,117)
Foreign currencies	(2,681)
Foreign currency exchange contracts	(20)

Net change in unrealized appreciation (depreciation)	(3,582,818)

Net Realized and Unrealized Loss	(946,470)

Net Increase in Net Assets Resulting from Operations	$110,876

Delaware VIP Trust —

Delaware VIP International Value Equity Series

Statements of changes in net assets

	Year ended
	12/31/15	12/31/14
Increase (Decrease) in Net Assets from Operations:
Net investment income	$1,057,346	$1,297,438
Net realized gain	2,636,348	1,814,232
Net change in unrealized appreciation (depreciation)	(3,582,818)	(8,645,455)

Net increase (decrease) in net assets resulting from operations	110,876	(5,533,785)

Dividends and Distributions to Shareholders from:
Net investment income:
Standard Class	(1,218,855)	(783,770)
Service Class	(2,423)	(257)

	(1,221,278)	(784,027)

Capital Share Transactions:
Proceeds from shares sold:
Standard Class	12,406,523	16,409,946
Service Class	291,375	181,811
Net asset value of shares issued upon reinvestment of dividends and distributions:
Standard Class	1,218,855	783,770
Service Class	2,423	257

	13,919,176	17,375,784

Cost of shares redeemed:
Standard Class	(8,214,676)	(10,639,062)
Service Class	(304,176)	(34,966)

	(8,518,852)	(10,674,028)

Increase in net assets derived from capital share transactions	5,400,324	6,701,756

Net Increase in Net Assets	4,289,922	383,944

Net Assets:
Beginning of year	58,142,247	57,758,303

End of year	$62,432,169	$58,142,247

Undistributed net investment income	$1,043,964	$1,217,785

See accompanying notes, which are an integral part of the financial statements.

International Value Equity Series-10

Delaware VIP® Trust — Delaware VIP International Value Equity Series

Financial highlights

Selected data for each share of the Series outstanding throughout each period were as follows:

	Delaware VIP International Value Equity Series Standard Class
			Year ended
	12/31/15	12/31/14	12/31/13	12/31/12	12/31/11
Net asset value, beginning of period	$10.990	$12.190	$10.090	$8.980	$10.610

Income (loss) from investment operations:
Net investment income[1]	0.189	0.254	0.176	0.177	0.243
Net realized and unrealized gain (loss)	(0.114)	(1.297)	2.094	1.171	(1.745)

Total from investment operations	0.075	(1.043)	2.270	1.348	(1.502)

Less dividends and distributions from:
Net investment income	(0.225)	(0.157)	(0.170)	(0.238)	(0.128)

Total dividends and distributions	(0.225)	(0.157)	(0.170)	(0.238)	(0.128)

Net asset value, end of period	$10.840	$10.990	$12.190	$10.090	$8.980

Total return[2]	0.49%	(8.67% )	22.78%	15.20%	(14.43% )

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$62,285	$57,986	$57,733	$47,122	$43,036
Ratio of expenses to average net assets	1.04%	1.07%	1.09%	1.07%	1.05%
Ratio of expenses to average net assets prior to fees waived	1.04%	1.07%	1.09%	1.07%	1.08%
Ratio of net investment income to average net assets	1.66%	2.13%	1.59%	1.88%	2.32%
Ratio of net investment income to average net assets prior to fees waived	1.66%	2.13%	1.59%	1.88%	2.29%
Portfolio turnover	11%	27%	28%	36%	47%

[1]	The average shares outstanding method has been applied for per share information.
[2]

Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return during some of the periods shown reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect. Total investment return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which Delaware VIP Trust serves as an underlying investment vehicle.

See accompanying notes, which are an integral part of the financial statements.

International Value Equity Series-11

Delaware VIP® International Value Equity Series

Financial highlights (continued)

Selected data for each share of the Series outstanding throughout each period were as follows:

	Delaware VIP International Value Equity Series Service Class
			Year ended
	12/31/15	12/31/14	12/31/13	12/31/12	12/31/11
Net asset value, beginning of period	$10.970	$12.160	$10.070	$8.970	$10.600

Income (loss) from investment operations:
Net investment income[1]	0.160	0.223	0.148	0.154	0.214
Net realized and unrealized gain (loss)	(0.115)	(1.284)	2.088	1.158	(1.740)

Total from investment operations	0.045	(1.061)	2.236	1.312	(1.526)

Less dividends and distributions from:
Net investment income	(0.195)	(0.129)	(0.146)	(0.212)	(0.104)

Total dividends and distributions	(0.195)	(0.129)	(0.146)	(0.212)	(0.104)

Net asset value, end of period	$10.820	$10.970	$12.160	$10.070	$8.970

Total return[2]	0.24%	(8.82% )	22.45%	14.79%	(14.62% )

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$147	$156	$25	$30	$17
Ratio of expenses to average net assets	1.29%	1.32%	1.34%	1.32%	1.30%
Ratio of expenses to average net assets prior to fees waived	1.34%	1.37%	1.39%	1.37%	1.38%
Ratio of net investment income to average net assets	1.41%	1.88%	1.34%	1.63%	2.07%
Ratio of net investment income to average net assets prior to fees waived	1.36%	1.83%	1.29%	1.58%	1.99%
Portfolio turnover	11%	27%	28%	36%	47%

[1]	The average shares outstanding method has been applied for per share information.
[2]

Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return during all of the periods shown reflects waivers by the manager and/or distributor. Performance would have been lower had the waivers not been in effect. Total investment return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which Delaware VIP Trust serves as an underlying investment vehicle.

See accompanying notes, which are an integral part of the financial statements.

International Value Equity Series-12

Delaware VIP® Trust — Delaware VIP International Value Equity Series

Notes to financial statements

December 31, 2015

Delaware VIP Trust (Trust) is organized as a Delaware statutory trust and offers 10 series: Delaware VIP Diversified Income Series, Delaware VIP Emerging Markets Series, Delaware VIP High Yield Series, Delaware VIP International Value Equity Series, Delaware VIP Limited-Term Diversified Income Series, Delaware VIP REIT Series, Delaware VIP Small Cap Value Series, Delaware VIP Smid Cap Growth Series, Delaware VIP U.S. Growth Series, and Delaware VIP Value Series. These financial statements and the related notes pertain to Delaware VIP International Value Equity Series (Series). The Trust is an open-end investment company. The Series is considered diversified under the Investment Company Act of 1940, as amended, and offers Standard Class and Service Class shares. The Standard Class shares do not carry a 12b-1 fee and the Service Class shares carry a 12b-1 fee. The shares of the Series are sold only to separate accounts of life insurance companies.

The investment objective of the Series is to seek long-term growth without undue risk to principal.

1. Significant Accounting Policies

The following accounting policies are in accordance with U.S. generally accepted accounting principles (U.S. GAAP) and are consistently followed by the Series.

Security Valuation—Equity securities, except those traded on the Nasdaq Stock Market LLC (Nasdaq), are valued at the last quoted sales price as of the time of the regular close of the New York Stock Exchange on the valuation date. Equity securities traded on the Nasdaq are valued in accordance with the Nasdaq Official Closing Price, which may not be the last sales price. If, on a particular day, an equity security does not trade, the mean between the bid and ask prices will be used, which approximates fair value. Securities listed on a foreign exchange are normally valued at the last quoted sales price on the valuation date. U.S. government and agency securities are valued at the mean between the bid and ask prices, which approximates fair value. Open-end investment company securities are valued at net asset value per share, as reported by the underlying investment company. Foreign currency exchange contracts and foreign cross currency exchange contracts are valued at the mean between the bid and ask prices, which approximates fair value. Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available. Generally, other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith under the direction of the Trust’s Board of Trustees (Board). In determining whether market quotations are readily available or fair valuation will be used, various factors will be taken into consideration, such as market closures or suspension of trading in a security. The Series may use fair value pricing more frequently for securities traded primarily in non-U.S. markets because, among other things, most foreign markets close well before the Series values its securities, generally as of 4:00 p.m. Eastern time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, government actions or pronouncements, aftermarket trading, or news events may have occurred in the interim. Whenever such a significant event occurs, the Series may value foreign securities using fair value prices based on third-party vendor modeling tools (international fair value pricing).

Federal and Foreign Income Taxes—No provision for federal income taxes has been made as the Series intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, and make the requisite distributions to shareholders. The Series evaluates tax positions taken or expected to be taken in the course of preparing the Series’ tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the “more-likely-than-not” threshold are recorded as a tax benefit or expense in the current year. Management has analyzed the Series’ tax positions taken for all open federal income tax years (Dec. 31, 2012–Dec. 31, 2015), and has concluded that no provision for federal income tax is required in the Series’ financial statements. In regard to foreign taxes only, the Series has open tax years in certain foreign countries in which it invests in that may date back to the inception of the Series.

Class Accounting—Investment income, common expenses, and realized and unrealized gain (loss) on investments are allocated to the various classes of the Series on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

Repurchase Agreements—The Series may purchase certain U.S. government securities subject to the counterparty’s agreement to repurchase them at an agreed upon date and price. The counterparty will be required on a daily basis to maintain the value of the collateral subject to the agreement at not less than the repurchase price (including accrued interest). The agreements are conditioned upon the collateral being deposited under the Federal Reserve book-entry system with the Series’ custodian or a third-party sub-custodian. In the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings. At Dec. 31, 2015, the Series held no investments in repurchase agreements.

Foreign Currency Transactions—Transactions denominated in foreign currencies are recorded at the prevailing exchange rates on the valuation date in accordance with the Series’ prospectus. The value of all assets and liabilities denominated in foreign currencies is translated daily into U.S. dollars at the exchange rate of such currencies against the U.S. dollar. Transaction gains or losses resulting from changes in exchange rates during the reporting period or upon settlement of the foreign currency transaction are reported in operations for the current period. The Series generally does not bifurcate that portion of realized gains and losses on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices. The realized gains and losses are included on the “Statement of operations” under “Net realized and unrealized gain (loss) on investments.” The Series reports certain foreign currency related transactions as components of realized gains (losses) for financial reporting purposes, whereas such components are treated as ordinary income (loss) for federal income tax purposes.

Use of Estimates—The Series is an investment company whose financial statements are prepared in conformity with U.S. GAAP. Therefore, the Series follows the accounting and reporting guidelines for investment companies. The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the fair value of investments, the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and the differences could be material.

International Value Equity Series-13

Delaware VIP® International Value Equity Series Delaware VIP International Value Equity Series

Notes to financial statements (continued)

1. Significant Accounting Policies (continued)

Other—Expenses directly attributable to the Series are charged directly to the Series. Other expenses common to various funds within the Delaware Investments® Family of Funds are generally allocated among such funds on the basis of average net assets. Management fees and some other expenses are paid monthly. Security transactions are recorded on the date the securities are purchased or sold (trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Discounts and premiums on debt securities are accreted or amortized to interest income, respectively, over the lives of the respective securities using the effective interest method. Taxable non-cash dividends are recorded as dividend income. Foreign dividends are also recorded on the ex-dividend date or as soon after the ex-dividend date that the Series is aware of such dividends, net of all tax withholdings, a portion of which may be reclaimable. Withholding taxes and reclaims on foreign dividends have been recorded in accordance with the Series’ understanding of the applicable country’s tax rules and rates.

The Series declares and pays dividends from net investment income and distributions from net realized gain on investments, if any, following the close of the fiscal year. The Series may distribute more frequently, if necessary for tax purposes. Dividends and distributions, if any, are recorded on the ex-dividend date.

The Series may receive earnings credits from its custodian when positive cash balances are maintained, which may be used to offset custody fees. There were no such earnings credits for the year ended Dec. 31, 2015.

The Series may receive earnings credits from its transfer agent when positive cash balances are maintained, which may be used to offset transfer agent fees. If the amount earned is greater than one dollar, the expense paid under this arrangement is included on the “Statement of operations” under “Dividend disbursing and transfer agent fees and expenses” with the corresponding expense offset shown under “Less expense paid indirectly.” For the year ended Dec. 31, 2015, the Series earned $1 under this agreement.

2. Investment Management, Administration Agreements, and Other Transactions with Affiliates

In accordance with the terms of its investment management agreement, the Series pays Delaware Management Company (DMC), a series of Delaware Management Business Trust and the investment manager, an annual fee which is calculated daily at the rate of 0.85% on the first $500 million of average daily net assets of the Series, 0.80% on the next $500 million, 0.75% on the next $1.5 billion, and 0.70% on average daily net assets in excess of $2.5 billion.

Delaware Investments Fund Services Company (DIFSC), an affiliate of DMC, provides fund accounting and financial administration oversight services to the Series. For these services, DIFSC’s fees are calculated based on the aggregate daily net assets of the Delaware Investments Family of Funds at the following annual rate: 0.0050% of the first $30 billion; 0.0045% of the next $10 billion; 0.0040% of the next $10 billion; and 0.0025% of aggregate average daily net assets in excess of $50 billion. The fees payable to DIFSC under the service agreement described above are allocated among all funds in the Delaware Investments Family of Funds on a relative net asset value basis. For the year ended Dec. 31, 2015, the Series was charged $3,015 for these services. This amount is included on the “Statement of operations” under “Accounting and administration expenses.”

DIFSC is also the transfer agent and dividend disbursing agent of the Series. For these services, DIFSC’s fees are calculated at the annual rate of 0.0075% of the Series’ average daily net assets. This amount is included on the “Statement of operations” under “Dividend disbursing and transfer agent fees and expenses.” For the year ended Dec. 31, 2015, the Series was charged $4,783 for these services. Pursuant to a sub-transfer agency agreement between DIFSC and BNY Mellon Investment Servicing (US) Inc. (BNYMIS), BNYMIS provides certain sub-transfer agency services to the Series. Sub-transfer agency fees are paid by the Series and are also included on the “Statement of operations” under “Dividend disbursing and transfer agent fees and expenses.”

Pursuant to a distribution agreement and distribution plan, the Series pays Delaware Distributors, L.P. (DDLP), the distributor and an affiliate of DMC, an annual distribution and service fee of 0.30% of the average daily net assets of the Service Class shares. DDLP has contracted to waive distribution and service fees from Jan. 1, 2015 through Dec. 31, 2015* in order to limit distribution and service fees of the Service Class shares to 0.25% of average daily net assets. Standard Class shares pay no distribution and service expenses.

As provided in the investment management agreement, the Series bears a portion of the cost of certain resources shared with DMC, including the cost of internal personnel of DMC and/or its affiliates that provide legal, tax, and regulatory reporting services to the Series. For the year ended Dec. 31, 2015, the Series was charged $1,529 for internal legal, tax, and regulatory services provided by DMC and/or its affiliates’ employees. This amount is included on the “Statement of operations” under “Legal fees.”

Trustees’ fees include expenses accrued by the Series for each Trustee’s retainer and meeting fees. Certain officers of DMC, DIFSC, and DDLP are officers and/or Trustees of the Trust. These officers and Trustees are paid no compensation by the Series.

*The contractual waiver period is from April 30, 2014 through April 29, 2016.

3. Investments

For the year ended Dec. 31, 2015, the Series made purchases and sales of investment securities other than short-term investments as follows:

Purchases	$13,597,925
Sales	6,702,682

International Value Equity Series-14

Delaware VIP® International Value Equity Series Delaware VIP International Value Equity Series

Notes to financial statements (continued)

3. Investments (continued)

At Dec. 31, 2015, the cost and unrealized appreciation (depreciation) of investments for federal income tax purposes were as follows:

Cost of Investments	Aggregate Unrealized Appreciation of investments	Aggregate Unrealized Depreciation of investments	Net Unrealized Depreciation of investments
$66,437,688	$12,858,217	$(14,240,650)	$(1,382,433)

U.S.GAAP defines fair value as the price that the Series would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. A three-level hierarchy for fair value measurements has been established based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available under the circumstances. The Series’ investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-level hierarchy of inputs is summarized below.

Level 1	–	Inputs are quoted prices in active markets for identical investments. (Examples: equity securities, open-end investment companies, futures contracts, exchange-traded options contracts)
Level 2	–

Other observable inputs, including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, and default rates), or other market-corroborated inputs. (Examples: debt securities, government securities, swap contracts, foreign currency exchange contracts, foreign securities utilizing international fair value pricing, broker-quoted securities, fair valued securities)

Level 3	–	Significant unobservable inputs, including the Series’ own assumptions used to determine the fair value of investments. (Examples: broker-quoted securities, fair valued securities)

Level 3 investments are valued using significant unobservable inputs. The Series may also use an income-based valuation approach in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Valuations may also be based upon current market prices of securities that are comparable in coupon, rating, maturity, and industry. The derived value of a Level 3 investment may not represent the value which is received upon disposition and this could impact the results of operations.

The following table summarizes the valuation of the Series’ investments by fair value hierarchy levels as of Dec. 31, 2015:

Securities	Level 1	Level 2	Total
Common Stock
Australia	$—	$785,803	$785,803
Canada	3,671,158	—	3,671,158
China/Hong Kong	—	3,711,992	3,711,992
Denmark	—	1,305,443	1,305,443
France	—	10,149,538	10,149,538
Germany	—	4,072,625	4,072,625
Indonesia	—	982,163	982,163
Israel	2,494,320	—	2,494,320
Italy	—	1,672,627	1,672,627
Japan	—	14,472,204	14,472,204
Netherlands	1,411,849	1,248,641	2,660,490
Norway	—	82,769	82,769
Republic of Korea	—	1,201,722	1,201,722
Russia	477,096	—	477,096
Sweden	—	3,238,116	3,238,116
Switzerland	—	3,987,921	3,987,921
United Kingdom	—	7,054,804	7,054,804
Securities Lending Collateral	—	2,444,585	2,444,585
Short-Term Investments	—	589,879	589,879

Total Value of Securities	$8,054,423	$57,000,832	$65,055,255

International Value Equity Series-15

Delaware VIP® International Value Equity Series Delaware VIP International Value Equity Series

Notes to financial statements (continued)

3. Investments (continued)

During the year ended Dec. 31, 2015, there were no transfers between Level 1 investments, Level 2 investments, or Level 3 investments that had a significant impact to the Series. This does not include transfers between Level 1 investments and Level 2 investments due to the Series utilizing international fair value pricing during the period. In accordance with the fair valuation procedures described in Note 1, international fair value pricing of securities occurs when market volatility exceeds an established rolling threshold. If the threshold is exceeded on a given date, then prices of international securities (those that traded on exchanges that close at a different time than the time that the Series’ net asset value is determined) are established using a separate pricing feed from a third party vendor designed to establish a price for each such security as of the time that the Series’ net asset value is determined. Further, international fair value pricing uses other observable market-based inputs in place of the closing exchange price due to the events occurring after the close of the exchange or market on which the investment is principally traded, causing a change in classification between levels. The Series’ policy is to recognize transfers between levels at the beginning of the reporting period.

A reconciliation of Level 3 investments is presented when the Series has a significant amount of Level 3 investments at the beginning, interim, or end of the period in relation to net assets. At Dec. 31, 2015, there were no Level 3 investments.

4. Dividend and Distribution Information

Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. Additionally, distributions from net gains on foreign currency transactions and net short-term gains on sales of investment securities are treated as ordinary income for federal income tax purposes. The tax character of dividends and distributions paid during the years ended Dec. 31, 2015 and 2014 was as follows:

	Year	Year
	ended	ended
	12/31/15	12/31/14
Ordinary income	$1,221,278	$784,027

5. Components of Net Assets on a Tax Basis

As of Dec. 31, 2015, the components of net assets on a tax basis were as follows:

Shares of beneficial interest	$80,161,933
Undistributed ordinary income	1,043,964
Capital loss carryforwards	(17,385,180)
Net unrealized depreciation on investments, foreign currencies, and derivatives	(1,388,548)

Net assets	$62,432,169

The differences between book basis and tax basis components of net assets are primarily attributable to tax deferral of losses on wash sales.

For financial reporting purposes, capital accounts are adjusted to reflect the tax character of permanent book/tax differences. Reclassifications are primarily due to tax treatment of gain (loss) on foreign currency transactions. Results of operations and net assets were not affected by these reclassifications. For the year ended Dec. 31, 2015 the Series recorded the following reclassifications:

Undistributed	Accumulated
Net Investment	Net Realized
Income	Loss
$(9,889)	$9,889

For federal income tax purposes, capital loss carryforwards may be carried forward and applied against future capital gains. $2,606,204 was utilized in 2015. Capital loss carryforwards remaining at Dec. 31, 2015 will expire as follows: $4,661,359 expires in 2016 and $12,723,821 expires in 2017.

On Dec. 22, 2010, the Regulated Investment Company Modernization Act of 2010 (Act) was enacted, which changed various technical rules governing the tax treatment of regulated investment companies. The changes were generally effective for taxable years beginning after the date of enactment. Under the Act, the Series is permitted to carry forward capital losses incurred in taxable years beginning after the date of enactment for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years, which carry an expiration date. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital loss carryforwards will retain their character as either short-term or long-term capital losses rather than being considered all short-term as permitted under previous regulation. At Dec. 31, 2015, there were no capital loss carryforwards incurred under the Act.

International Value Equity Series-16

Delaware VIP® International Value Equity Series Delaware VIP International Value Equity Series

Notes to financial statements (continued)

6. Capital Shares

Transactions in capital shares were as follows:

	Year ended 12/31/15	Year ended 12/31/14
Shares sold:
Standard Class	1,092,086	1,362,794
Service Class	26,308	15,094
Shares issued upon reinvestment of dividends and distributions:
Standard Class	101,741	64,989
Service Class	202	21

	1,220,337	1,442,898

Shares redeemed:
Standard Class	(724,411)	(889,775)
Service Class	(27,154)	(2,898)

	(751,565)	(892,673)

Net increase	468,772	550,225

7. Line of Credit

The Series, along with certain other funds in the Delaware Investments® Family of Funds (Participants), was a participant in a $275,000,000 revolving line of credit intended to be used for temporary or emergency purposes as an additional source of liquidity to fund redemptions of investor shares. Under the agreement, the Participants were charged an annual commitment fee of 0.08%, which was allocated across the Participants on the basis of each Participant’s allocation of the entire facility. The Participants were permitted to borrow up to a maximum of one third of their net assets under the agreement. Each Participant was individually, and not jointly, liable for its particular advances, if any, under the line of credit. The line of credit available under the agreement expired on Nov. 9, 2015.

On Nov, 9, 2015, the Series, along with the other Participants, entered into an amendment to the agreement for a $155,000,000 revolving line of credit. Under the amendment to the agreement, the Participants are charged an annual commitment fee of 0.10%, which is allocated across the Participants on the basis of each Participant’s allocation of the entire facility. Other than the annual commitment fee, the line of credit is to be used as described above and operates in substantially the same manner as the original agreement. The line of credit available under the agreement expires on Nov. 7, 2016.

The Series had no amounts outstanding as of Dec. 31, 2015 or at any time during the year then ended.

8. Derivatives

U.S. GAAP requires disclosures that enable investors to understand: (1) how and why an entity uses derivatives; (2) how they are accounted for; and (3) how they affect an entity’s results of operations and financial position.

Foreign Currency Exchange Contracts

The Series may enter into foreign currency exchange contracts and foreign cross currency exchange contracts as a way of managing foreign exchange rate risk. The Series may enter into these contracts to fix the U.S. dollar value of a security that it has agreed to buy or sell for the period between the date the trade was entered into and the date the security is delivered and paid for. The Series may also use these contracts to hedge the U.S. dollar value of securities it already owns that are denominated in foreign currencies. In addition, the Series may enter into these contracts to facilitate or expedite the settlement of portfolio transactions. The change in value is recorded as an unrealized gain or loss. When the contract is closed, a realized gain or loss is recorded equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

The use of foreign currency exchange contracts and foreign cross currency exchange contracts does not eliminate fluctuations in the underlying prices of the securities, but does establish a rate of exchange that can be achieved in the future. Although foreign currency exchange contracts and foreign cross currency exchange contracts limit the risk of loss due to an unfavorable change in the value of the hedged currency, they also limit any potential gain that might result should the value of the currency change favorably. In addition, the Series could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts. The Series’ maximum risk of loss from counterparty credit risk is the value of its currency exchanged with the counterparty. The risk is generally mitigated by having a netting arrangement between the Series and the counterparty and by the posting of collateral by the counterparty to the Series to cover the Series’ exposure to the counterparty.

During the year ended Dec. 31, 2015, the Series entered into foreign currency exchange contracts to fix the U.S. dollar value of a security between trade date and settlement date and to facilitate or expedite the settlement of portfolio transactions.

International Value Equity Series-17

Delaware VIP® International Value Equity Series Delaware VIP International Value Equity Series

Notes to financial statements (continued)

8. Derivatives (continued)

During the year ended Dec. 31, 2015, the Series experienced net realized gains attributable to foreign currency holdings, which is disclosed as “Net realized gain on foreign currency exchange contracts” on the “Statement of operations.”

Derivatives Generally. The table below summarizes the average balance of derivative holdings by the Series during the year ended Dec. 31, 2015.

	Long Derivatives	Short Derivatives
	Volume	Volume
Foreign currency exchange contracts (Average cost)	$56,282	$25,786

9. Offsetting

In December 2011, the Financial Accounting Standards Board (FASB) issued guidance that expanded disclosure requirements on the offsetting of certain assets and liabilities. The disclosures are required for investments and derivative financial instruments subject to master netting or similar agreements which are eligible for offset on the “Statement of assets and liabilities” and require an entity to disclose both gross and net information about such investments and transactions in the financial statements. In January 2013, the FASB issued guidance that clarified which investments and transactions are subject to the offsetting disclosure requirements. The scope of the disclosure requirements for offsetting is limited to derivative instruments, repurchase agreements and reverse repurchase agreements, and securities borrowing. The guidance is effective for financial statements with fiscal years beginning on or after Jan. 1, 2013, and interim periods within those fiscal years.

In order to better define its contractual rights and to secure rights that will help the Series mitigate its counterparty risk, the Series entered into an International Swaps and Derivatives Association, Inc. Master Agreement (ISDA Master Agreement) or a similar agreement with certain of its derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between the Series and a counterparty that governs certain over-the-counter (OTC) derivatives and foreign exchange contracts and typically contains, among other things, collateral posting items and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Series may, under certain circumstances, offset with the counterparty certain derivative financial instrument’s payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default (close-out), including the bankruptcy or insolvency of the counterparty. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency, or other events.

For financial reporting purposes, the Series does not offset derivative assets and derivative liabilities that are subject to netting arrangements on the “Statement of assets and liabilities.”

At Dec. 31, 2015, the Series had the following assets and liabilities subject to offsetting provisions:

Securities Lending

Securities lending transactions are entered into by the Series under Master Securities Lending Agreements (each, an “MSLA”) which provide the right, in the event of default (including bankruptcy or insolvency), for the non-defaulting party to liquidate the collateral and calculate a net exposure to the defaulting party or request additional collateral. In the event that a borrower defaults, the Series, as lender, would offset the market value of the collateral received against the market value of the securities loaned. When the value of the collateral is greater than that of the market value of the securities loaned, the lender is left with a net amount payable to the defaulting party. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of an MLSA counterparty’s bankruptcy or insolvency. Under the MSLA, the borrower can resell or re-pledge the loaned securities, and the Series can reinvest cash collateral, or, upon an event of default, resell, or repledge the collateral.

As of December 31, 2015, the following table is a summary of the Series securities lending agreement by counterparty which are subject to offset under an MSLA:

			Fair Value of
	Securities Loaned	Cash Collateral	Non-Cash Collateral
Counterparty	at Value	Received(a)	Received(a)	Net Amount	Collateral Value
The Bank of New York Mellon	$2,288,859	$(2,288,859)	$—	$—	$2,444,585

(a)	Collateral received in excess of the value of securities loaned from the individual counterparty is not shown for financial reporting purposes.

10. Securities Lending

The Series, along with other funds in the Delaware Investments® Family of Funds, may lend its securities pursuant to a security lending agreement (Lending Agreement) with The Bank of New York Mellon (BNY Mellon). At the time a security is loaned, the borrower must post collateral equal to the required percentage of the market value of the loaned security, including any accrued interest. The required percentage is: (1) 102% with respect to U.S. securities and foreign securities that are denominated and payable in U.S. dollars; and (2) 105% with respect to foreign securities. With respect to each loan, if on any business day the aggregate market value of securities collateral plus cash collateral held is less than the aggregate market value of the securities that are the subject of such loan, the borrower will be notified to provide additional collateral by the end of the following business day, which, together with the collateral already held, will be not less than the applicable initial collateral requirements for such security loan. If the aggregate market value of securities collateral and cash collateral held with respect to a security loan exceeds the applicable initial collateral requirement, upon the request of the borrower, BNY Mellon must return enough collateral

International Value Equity Series-18

Delaware VIP® International Value Equity Series Delaware VIP International Value Equity Series

Notes to financial statements (continued)

10. Securities Lending (continued)

to the borrower by the end of the following business day to reduce the value of the remaining collateral to the applicable initial collateral requirement for such security loan. As a result of the foregoing, the value of the collateral held with respect to a loaned security on any particular day may be more or less than the value of the security on loan.

Prior to Dec. 29, 2015, cash collateral received was generally invested in the Delaware Investments Collateral Fund No. 1 (Collective Trust), a pooled account established by BNY Mellon for the use of funds managed by DMC that participate in BNY Mellon’s securities lending program. The Collective Trust sought to maintain a net asset value per unit of $1.00. Under the previous investment guidelines, the Collective Trust was permitted to invest in U.S. government securities and high-quality corporate debt, asset-backed and other money market securities, and in repurchase agreements collateralized by such securities, provided that the Collective Trust would generally have a dollar-weighted average portfolio maturity of 60 days or less.

On Dec. 29, 2015, the assets in the Collective Trust were transferred to a series of individual separate accounts, each corresponding to a Series. The investment guidelines permit each separate account to hold certain securities that would be considered eligible securities for a money market fund. Cash collateral received is generally invested in government securities; certain obligations issued by government sponsored enterprises; repurchase agreements collateralized by U.S. Treasury securities; obligations issued by the central government of any Organization for Economic Cooperation and Development (OECD) country or its agencies, instrumentalities, or establishments; obligations of supranational organizations; commercial paper, notes, bonds and other debt obligations; certificates of deposit, time deposits and other bank obligations; and asset-backed securities.

In the event of default or bankruptcy by the lending agent, realization and/or retention of the collateral may be subject to legal proceedings. In the event the borrower fails to return loaned securities and the collateral received is insufficient to cover the value of the loaned securities and provided such collateral shortfall is not the result of investment losses, the lending agent has agreed to pay the amount of the shortfall to the Series or, at the discretion of the lending agent, replace the loaned securities. The Series continues to record dividends or interest, as applicable, on the securities loaned and are subject to changes in value of the securities loaned that may occur during the term of the loan. The Series has the right under the Lending Agreement to recover the securities from the borrower on demand. With respect to security loans collateralized by non-cash collateral, the Series receives loan premiums paid by the borrower. With respect to security loans collateralized by cash collateral, the earnings from the collateral investments are shared among the Series, the security lending agent, and the borrower. The Series records security lending income net of allocations to the security lending agent and the borrower.

The Series may incur investment losses as a result of investing securities lending collateral. This could occur if an investment in the collateral investment account defaulted or became impaired. Under those circumstances, the value of a Series’ cash collateral account may be less than the amount the Series would be required to return to the borrowers of the securities and the Series would be required to make up for this shortfall.

As of Dec. 31, 2015, the Series had $2,288,859 of securities out on loan.

11. Credit and Market Risk

Some countries in which the Series may invest require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors. In addition, if there is deterioration in a country’s balance of payments or for other reasons, a country may impose temporary restrictions on foreign capital remittances abroad.

The securities exchanges of certain foreign markets are substantially smaller, less liquid, and more volatile than the major securities markets in the United States. Consequently, acquisition and disposition of securities by the Series may be inhibited. In addition, a significant portion of the aggregate market value of equity securities listed on the major securities exchanges in emerging markets is held by a smaller number of investors. This may limit the number of shares available for acquisition or disposition by the Series.

The Series may invest up to 10% of its net assets in illiquid securities, which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A promulgated under the Securities Act of 1933, as amended, and other securities which may not be readily marketable. The relative illiquidity of these securities may impair the Series from disposing of them in a timely manner and at a fair price when it is necessary or desirable to do so. While maintaining oversight, the Series’ Board has delegated to DMC the day-to-day functions of determining whether individual securities are liquid for purposes of the Series’ limitation on investments in illiquid securities. Securities eligible for resale pursuant to Rule 144A, which are determined to be liquid, are not subject to the Series’ 10% limit on investments in illiquid securities. As of Dec. 31, 2015, there were no Rule 144A securities held by the Series. Illiquid securities have been identified on the “Schedule of investments.” When monitoring compliance with the Series’ illiquid limit, certain holdings that are common to multiple clients of the investment manager may be aggregated and considered illiquid in the aggregate solely for monitoring purposes. For purposes of determining illiquidity for financial reporting purposes, only the holdings of this Series will be considered.

12. Contractual Obligations

The Series enters into contracts in the normal course of business that contain a variety of indemnifications. The Series’ maximum exposure under these arrangements is unknown. However, the Series has not had prior claims or losses pursuant to these contracts. Management has reviewed the Series’ existing contracts and expects the risk of loss to be remote.

International Value Equity Series-19

Delaware VIP® International Value Equity Series Delaware VIP International Value Equity Series

Notes to financial statements (continued)

13. Recent Accounting Pronouncements

In May 2015, the FASB issued Accounting Standards Update (“ASU”) No. 2015-07 regarding “Disclosures for Investments in Certain Entities That Calculate Net Asset Value per Share.” The amendments in this update are effective for the Series for fiscal years beginning after Dec. 15, 2015, and interim periods within those fiscal years. ASU No. 2015-07 will eliminate the requirement to categorize investments in the fair value hierarchy if their value is measured at net asset value (“NAV”) per share (or its equivalent) using the practical expedient in the FASB’s fair value measurement guidance. Management is evaluating the impact, if any, of this guidance on the Series’ financial statement disclosure.

14. Subsequent Events

Management has determined that no material events or transactions occurred subsequent to Dec. 31, 2015 that would require recognition or disclosure in the Series’ financial statements.

International Value Equity Series-20

Delaware VIP® Trust — Delaware VIP International Value Equity Series

Report of independent registered public accounting firm

To the Board of Trustees of Delaware VIP Trust and Shareholders of Delaware VIP International Value Equity Series:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Delaware VIP International Value Equity Series (one of the series constituting Delaware VIP Trust, hereafter referred to as the “Series”) at December 31, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Series’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2015 by correspondence with the custodian, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

February 17, 2016

International Value Equity Series-21

Delaware VIP® International Value Equity Series

Other Series information (Unaudited)

Board consideration of Delaware VIP International Value Equity Series investment management agreement

At a meeting held on Aug. 18–20, 2015 (the “Annual Meeting”), the Board of Trustees (collectively referred to here as the “Board”), including a majority of disinterested or independent Trustees, approved the renewal of the Investment Management Agreement for Delaware VIP International Value Equity Series (the “Series”). In making its decision, the Board considered information furnished at regular quarterly Board meetings, including reports detailing Series performance, investment strategies, and expenses, as well as information prepared specifically in connection with the renewal of the investment advisory and sub-advisory contracts. Information furnished specifically in connection with the renewal of the Investment Management Agreement with Delaware Management Company (“DMC”) included materials provided by DMC and its affiliates (“Delaware Investments”) concerning, among other things, the nature, extent, and quality of services provided to the Series; the costs of such services to the Series; economies of scale; and the investment manager’s financial condition and profitability. In addition, in connection with the Annual Meeting, reports were provided to the Trustees in May 2015 and included reports provided by Lipper, Inc., an independent statistical compilation organization (“Lipper”). The Lipper reports compared the Series’ investment performance and expenses with those of other comparable mutual funds. The Independent Trustees reviewed and discussed the Lipper reports with independent legal counsel to the Independent Trustees. In addition to the information noted above, the Board also requested and received information regarding DMC’s policy with respect to advisory fee levels and its breakpoint philosophy; the structure of portfolio manager compensation; comparative client fee information; and any constraints or limitations on the availability of securities for certain investment styles, which had in the past year inhibited, or which were likely in the future to inhibit, the investment manager’s ability to invest fully in accordance with Series policies.

In considering information relating to the approval of the Series’ advisory agreement, the Independent Trustees received assistance and advice from and met separately with independent legal counsel to the Independent Trustees. They also engaged a consultant to assist them in analyzing portions of the data received. The Independent Trustees reviewed and discussed with such consultant two reports prepared by the consultant with respect to such data. Although the Board gave attention to all information furnished, the following discussion identifies, under separate headings, the primary factors taken into account by the Board during its contract renewal considerations.

Nature, extent, and quality of service. In considering information relating to the approval of the Series’ advisory agreement, the Independent Trustees received assistance and advice from and met separately with independent legal counsel to the Independent Trustees. They also engaged a consultant to assist them in analyzing portions of the data received. The Independent Trustees reviewed and discussed with such consultant two reports prepared by the consultant with respect to such data. Although the Board gave attention to all information furnished, the following discussion identifies, under separate headings, the primary factors taken into account by the Board during its contract renewal considerations.

Investment performance. The Board placed significant emphasis on the investment performance of the Series in view of the importance of investment performance to shareholders. Although the Board gave appropriate consideration to performance reports and discussions with portfolio managers at Board meetings throughout the year, the Board gave particular weight to the Lipper reports furnished for the Annual Meeting. The Lipper reports prepared for the Series showed the investment performance of its Standard Class shares in comparison to a group of similar funds as selected by Lipper (the “Performance Universe”). A fund with the best performance ranked first, and a fund with the poorest performance ranked last. The highest/best performing 25% of funds in the Performance Universe make up the first quartile; the next 25%, the second quartile; the next 25%, the third quartile; and the poorest/worst performing 25% of funds in the Performance Universe make up the fourth quartile. Comparative annualized performance for the Series was shown for the past 1-, 3-, 5-, and 10-year periods, as applicable, ended March 31, 2015. The Board’s objective is that the Series’ performance for the periods considered be at or above the median of its Performance Universe.

The Performance Universe for the Series consisted of the Series and all international multi-cap value funds underlying variable insurance products as selected by Lipper. The Lipper report comparison showed that the Series’ total return for the one-year period was in the second quartile of its Performance Universe. The report further showed that the Series’ total return for the 3-, 5-, and 10-year periods was in the third quartile of its Performance Universe. The Board observed that the Series’ performance results were mixed, but tended toward median, which was acceptable. The Board also noted that more recent performance (one-year) seemed to be improving.

Comparative expenses. The Board considered expense comparison data for the Delaware Investments® Family of Funds. Management provided the Board with information on pricing levels and fee structures for the Series as of its most recently completed fiscal year. The Board also focused on the comparative analysis of effective management fees and total expense ratios of the Series versus effective management fees and expense ratios of a group of similar funds as selected by Lipper (the “Expense Group”). In reviewing comparative costs, the Series’ contractual management fee and the actual management fee incurred by the Series were compared with the contractual management fees (assuming all funds in the Expense Group were similar in size to the Series) and actual management fees (as reported by each fund) within the Expense Group, taking into account any applicable breakpoints and fee waivers. The Series’ total expenses were also compared with those of its Expense Group. The Lipper total expenses, for comparative consistency, were shown by Lipper for Standard Class shares which do not charge 12b-1 and non-12b-1 service fees. The Board considered fees paid to DMC for non-management services. The Board’s objective is to limit the Series’ total expense ratio to be competitive with that of the Expense Group.

The expense comparisons for the Series showed that its actual management fee and total expenses were in the quartile with the second highest expenses of its Expense Group. The Series’ total expenses were not in line with the Board’s objective. In evaluating total expenses, the Board considered 12b-1 waivers in place through April 29, 2016 and various initiatives implemented by Management. The Board was satisfied with Management’s efforts to improve the Series’ total expense ratio and to bring it in line with the Board’s objective.

Management profitability. The Board considered the level of profits realized by DMC in connection with the operation of the Series. In this respect, the Board reviewed the Investment Management Profitability Analysis that addressed the overall profitability of DMC’s business in providing management and other services to each of the individual funds and the

International Value Equity Series-22

Delaware VIP® International Value Equity Series

Other Series information (Unaudited)

Board consideration of Delaware VIP International Value Equity Series investment management agreement (continued)

Delaware Investments® Family of Funds as a whole. Specific attention was given to the methodology followed in allocating costs for the purpose of determining profitability. Management stated that the level of profits of DMC, to a certain extent, reflects recent operational cost savings and efficiencies initiated by DMC. The Board considered DMC’s efforts to improve services provided to fund shareholders and to meet additional regulatory and compliance requirements resulting from recent industry-wide Securities and Exchange Commission initiatives. The Board also considered the extent to which DMC might derive ancillary benefits from fund operations, including the potential for procuring additional business as a result of the prestige and visibility associated with its role as service provider to the Delaware Investments Family of Funds and the benefits from allocation of fund brokerage to improve trading efficiencies. The Board found that the management fees were reasonable in light of the services rendered and the profitability of DMC.

Economies of scale. The Trustees considered whether economies of scale are realized by DMC as the Series’ assets increase and the extent to which any economies of scale are reflected in the level of management fees charged. The Trustees reviewed the standardized advisory fee pricing and structure approved by the Board and shareholders, which includes breakpoints, and which applies to most funds in the Delaware Investments Family of Funds complex. Breakpoints in the advisory fee occur when the advisory fee rate is reduced on assets in excess of specified levels. Breakpoints result in a lower advisory fee, than would otherwise be the case in the absence of breakpoints, when the asset levels specified in the breakpoints are exceeded. The Board noted that the fee under the Series’ management contract fell within the standardized fee pricing structure. Although the Series has not reached a size at which the advantages of any breakpoints in the applicable fee schedule, the Board recognized that the fee was structured so that if the Series grows, economies of scale may be shared.

Tax Information

For the year ended Dec. 31, 2015, the Series reports distributions paid during the year as follows:

(A)
Ordinary Income	Total
Distributions	Distributions
(Tax Basis)	(Tax Basis)
100.00%	100.00%

All disclosures are based on financial information available as of the date of this annual report and, accordingly are subject to change. For any and all items requiring reporting, it is the intention of the Series to report the maximum amount permitted under the Internal Revenue Code and the regulations thereunder.

(A)	is based on a percentage of the Series’ total distributions.

The Series intends to pass through foreign tax credits in the maximum amount of $125,794. The gross foreign source income earned during the fiscal year 2015 by the Series was $1,899,868.

International Value Equity Series-23

Delaware Investments® Family of Funds

Board of trustees/directors and officers addendum

A mutual fund is governed by a Board of Trustees/Directors (“Trustees”), which has oversight responsibility for the management of a fund’s business affairs. Trustees establish procedures and oversee and review the performance of the investment manager, the distributor, and others who perform services for the fund. The independent fund trustees, in particular, are advocates for shareholder interests. Each trustee has served in that capacity since he or she was elected to or appointed to the Board of Trustees, and will continue to serve until his or her retirement or the election of a new trustee in his or her place. The following is a list of the Trustees and Officers with certain background and related information.

				Number of	Other
			Principal	Portfolios in Fund	Directorships
Name,	Position(s)		Occupation(s)	Complex Overseen	Held by
Address,	Held with	Length of Time	During the	by Trustee	Trustee
and Birth Date	Fund(s)	Served	Past Five Years	or Officer	or Officer
INTERESTED TRUSTEE
Shawn K. Lytle[1] 2005 Market Street Philadelphia, PA 19103 February 1970	President, Chief Executive Officer, and Trustee	Trustee since September 2015 President and Chief Executive Officer since August 2015	Shawn K. Lytle has served as President of Delaware Investments[2] since June 2015 and was the Regional Head of Americas for UBS Global Asset Management from 2010 through 2015.	65	Trustee—UBS Relationship Funds, SMA Relationship Trust, and UBS Funds (May 2010–April 2015)
INDEPENDENT TRUSTEES
Thomas L. Bennett 2005 Market Street Philadelphia, PA 19103 October 1947	Chairman and Trustee	Trustee since March 2005 Chairman since March 2015	Private Investor (March 2004–Present)	65	Director—Bryn Mawr Bank Corp. (BMTC) (2007–2011)
Ann D. Borowiec 2005 Market Street Philadelphia, PA 19103 November 1958	Trustee	Since March 2015	Chief Executive Officer Private Wealth Management (2011–2013) and Market Manager, New Jersey Private Bank (2005–2011) — J.P. Morgan Chase & Co.	65	None
Joseph W. Chow 2005 Market Street Philadelphia, PA 19103 January 1953	Trustee	Since January 2013	Executive Vice President (Emerging Economies Strategies, Risk and Corporate Administration) State Street Corporation (July 2004–March 2011)	65	Director and Audit Committee Member—Hercules Technology Growth Capital, Inc. (2004–2014)
John A. Fry 2005 Market Street Philadelphia, PA 19103 May 1960	Trustee	Since January 2001	President — Drexel University (August 2010–Present) President — Franklin & Marshall College (July 2002–July 2010)	65	Director — Hershey Trust Company Director, Audit Committee, and Governance Committee Member — Community Health Systems Director — Drexel Morgan & Co.
Lucinda S. Landreth 2005 Market Street Philadelphia, PA 19103 June 1947	Trustee	Since March 2005	Private Investor (2004–Present)	65	None

International Value Equity Series-24

				Number of	Other
			Principal	Portfolios in Fund	Directorships
Name,	Position(s)		Occupation(s)	Complex Overseen	Held by
Address,	Held with	Length of Time	During the	by Trustee	Trustee
and Birth Date	Fund(s)	Served	Past Five Years	or Officer	or Officer

Frances A. Sevilla-Sacasa 2005 Market Street Philadelphia, PA 19103 January 1956	Trustee	Since September 2011	Chief Executive Officer — Banco Itaú International (April 2012–Present) Executive Advisor to Dean (August 2011–March 2012) and Interim Dean (January 2011–July 2011) — University of Miami School of Business Administration President — U.S. Trust, Bank of America Private Wealth Management (Private Banking) (July 2007–December 2008)	65	Trust Manager and Audit Committee Member — Camden Property Trust

Thomas K. Whitford 2005 Market Street Philadelphia, PA 19103 March 1956	Trustee	Since January 2013	Vice Chairman (2010–April 2013) Chief Administrative Officer (2008–2010) and Executive Vice President and Chief Administrative Officer (2007–2009) — PNC Financial Services Group	65	Director — HSBC Finance Corporation and HSBC North America Holdings Inc. Director — HSBC Bank
Janet L. Yeomans 2005 Market Street Philadelphia, PA 19103 July 1948	Trustee	Since April 1999	Vice President and Treasurer (January 2006–July 2012) Vice President — Mergers & Acquisitions (January 2003–January 2006), and Vice President and Treasurer (July 1995–January 2003) 3M Corporation	65	Director, Audit and Compliance Committee Chair, Investment Committee Member, and Governance Committee Member — Okabena Company Chair — 3M Investment Management Company (2005–2012)
OFFICERS
David F. Connor 2005 Market Street Philadelphia, PA 19103 December 1963	Senior Vice President, General Counsel, and Secretary	Senior Vice President, since May 2013; General Counsel since May 2015; Secretary since October 2005	David F. Connor has served as Senior Vice President of the Fund(s) and the investment advisor since 2013, General Counsel of the Fund(s) and the investment advisor since 2015, Secretary of the Fund(s) and the investment advisor since 2005.	65	None[3]
Daniel V. Geatens 2005 Market Street Philadelphia, PA 19103 October 1972	Vice President and Treasurer	Treasurer since October 2007	Daniel V. Geatens has served as Vice President and Treasurer of the Fund(s) since 2007 and Vice President and Director of Financial Administration of the investment advisor since 2010.	65	None[3]
Richard Salus 2005 Market Street Philadelphia, PA 19103 October 1963	Senior Vice President and Chief Financial Officer	Chief Financial Officer since November 2006	Richard Salus has served as Senior Vice President and Chief Financial Officer of the Fund(s) and the investment advisor since 2006.	65	None[3]

[1]	Shawn K. Lytle is considered to be an “Interested Trustee” because he is an executive officer of the Fund’s(s’) investment advisor.
[2]	Delaware Investments is the marketing name for Delaware Management Holdings, Inc. and its subsidiaries, including the Fund’s(s’) investment advisor, principal underwriter, and its transfer agent.
[3]

David F. Connor, Daniel V. Geatens, and Richard Salus serve in similar capacities for the six portfolios of the Optimum Fund Trust, which have the same investment advisor, principal underwriter, and transfer agent as the registrant.

The Statement of Additional Information for the Fund(s) includes additional information about the Trustees and Officers and is available, without charge, upon request by calling 800 523-1918.

International Value Equity Series-25

The Series files its complete schedule of portfolio holdings with the Securities and Exchange Commission (Commission) for the first and third quarters of each fiscal year on Form N-Q. The Series’ Forms N-Q, as well as a description of the policies and procedures that the Series uses to determine how to vote proxies (if any) relating to portfolio securities are available without charge (i) upon request, by calling 800 523-1918; and (ii) on the Commission’s website at sec.gov. In addition, a description of the policies and procedures that the Series uses to determine how to vote proxies (if any) relating to portfolio securities and the Schedule of Investments included in the Series’ most recent Form N-Q are available without charge on the Delaware Investments® Funds’ website at delawareinvestments.com. The Series’ Forms N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling 800 SEC-0330.

Information (if any) regarding how the Series voted proxies relating to portfolio securities during the most recently disclosed 12-month period ended June 30 is available without charge (i) through the Delaware Investments Funds’ website at delawareinvestments.com; and (ii) on the Commission’s website at sec.gov.

AR-VIPIVE [12/15] BNY 20820 (2/16) (16014)	International Value Equity Series-26

Delaware VIP® Trust
Delaware VIP Limited-Term Diversified Income Series
Annual report
December 31, 2015

Neither Delaware Investments nor its affiliates noted in this document are authorized deposit-taking institutions for the purpose of the Banking Act 1959 (Commonwealth of Australia). The obligations of these entities do not represent deposits or other liabilities of Macquarie Bank Limited (MBL). MBL does not guarantee or otherwise provide assurance in respect of the obligations of these entities, unless noted otherwise.

Unless otherwise noted, views expressed herein are current as of Dec. 31, 2015, and subject to change for events occurring after such dates.

The Series is not FDIC insured and is not guaranteed. It is possible to lose the principal amount invested.

Mutual fund advisory services provided by Delaware Management Company, a series of Delaware Management Business Trust, which is a registered investment advisor and member of Macquarie Group. Delaware Investments, a member of Macquarie Group, refers to Delaware Management Holdings, Inc. and its subsidiaries, including the Series’ distributor, Delaware Distributors, L.P. Macquarie Group refers to Macquarie Group Limited and its subsidiaries and affiliates worldwide.

This material may be used in conjunction with the offering of shares in Delaware VIP Limited-Term Diversified Income Series only if preceded or accompanied by the Series’ current prospectus or the summary prospectus.

© 2016 Delaware Management Holdings, Inc.

All third-party marks cited are the property of their respective owners.

Delaware VIP® Trust — Delaware VIP Limited-Term Diversified Income Series
Portfolio management review	January 12, 2016

For the fiscal year ended Dec. 31, 2015, Delaware VIP Limited-Term Diversified Income Series Standard Class shares returned +0.78%, and Service Class shares returned +0.62%. Both figures reflect all dividends reinvested. For the same period, the Series’ benchmark, the Barclays 1–3 Year U.S. Government/Credit Index, returned +0.65%.

General trends from 2014 persisted through 2015, including declining oil and gas prices and debate over the timing of an initial interest rate hike by the U.S. Federal Reserve, which finally occurred in December.

The U.S. economy grew at roughly 2% annually, exceeding the growth rate of other developed market economies. The Fed sought to begin to normalize rates, but mixed economic data, including slow global growth, the strong U.S. dollar, and weak oil prices, kept delaying that action.

Throughout the fiscal year, interest rate differentials widened between the United States and other developed countries, with some European government bonds set at negative yields. Accordingly, even with very low rates, U.S. Treasurys remained attractive to the rest of the world.

The Series’ portfolio maintained a barbell structure throughout most of the year – that is, combining long-term bonds and short-term bonds in an attempt to seek better risk-adjusted returns in the process. We allocated 35% in high-quality floating-rate asset-backed securities (ABS) as an anchor, along with roughly 50% in corporate credit and modest allocations to mortgage-backed securities (MBS) of 6–12%, and minimal exposure to Treasurys, high yield bonds, and bank loans. Within ABS the Series owned high-quality floating bonds, avoiding the 2-year part of the curve, particularly Treasurys. We felt the positioning would still be appropriate in a rate-hiking regime because the Treasury curve likely would flatten.

Just over 50% of the portfolio was in credit, primarily in high grade corporate credit. Through the fourth quarter, valuations of corporate credit became, in our view, more attractive. Spreads began 2015 at close to 1.40 percentage points above the index, narrowing by midyear before beginning to widen again. Finding valuations attractive early in the year, we increased the Series’ corporate credit exposure to 60% by midyear, before headwinds, including depressed oil prices and a strong U.S. dollar, caused us to reduce that allocation to 46% as the year wound down.

Through the year, we saw record corporate bond issuance, primarily to fund shareholder-friendly activity, such as share buybacks or increased dividends. However, this led to deteriorating fundamentals within the corporate sector, and we decreased the Series’ allocations to the sector.

For most of the year, we had about 6% of the Series’ portfolio allocated to MBS, which we saw as a “safe haven.” We almost doubled that allocation late in the year as we reduced exposure to corporate credit.

Although the Fed discontinued its quantitative easing program, it continued to reinvest $20–25 billion in monthly proceeds and principal payments on the existing MBS portfolio. That supported spreads within that sector.

Our overweight to — and security selection in — corporate credit was a key contributor to Series performance. The Series benefited from particularly strong performance among financials. Within investment grade corporate credit, while security selection was positive for the Series, a down-in-quality bias detracted from results. The Series’ allocation to MBS was positive.

The Series’ allocation to ABS detracted, returning only 0.44%. However, that served as an anchor, allowing the Series to own securities in the 5-year part of the curve. As the entire curve flattened during the year, the Series’ core positioning benefited. While we allocated only 1% to Treasurys, the Series also owned some Treasury futures to gain some exposure to the longer part of the curve, in order to hedge the Series’ existing securities against fluctuations in value caused by changes in interest rates or market conditions.

The Series’ 4% allocation to high yield credit also detracted, as the sector averaged a -3.5% return. We also had a 1% allocation to bank loans, which detracted as well. We hedged some of that with high yield swaps (CDX).

At year end, the Series continued to be positioned with an eye toward a flattening yield curve. We’ve increased the Series’ allocation to MBS as we believe they currently appear to be a more suitable place to seek better yield than Treasurys. We reduced the Series’ exposure to corporate credit in response to the headwinds facing that sector, though we still have a significant allocation there. However, we believe the Series is positioned well with an overweight to financials.

The use of derivatives had no material effect (that is, less than 0.50 percentage points) on Series performance. We continue to use Treasury futures, and continue to focus on income from the Series’ corporate bond holdings. And we continue to use CDX to hedge the Series’ high yield exposure.

Unless otherwise noted, views expressed herein are current as of Dec. 31, 2015, and subject to change.
Limited-Term Diversified Income Series-1

Delaware VIP® Trust — Delaware VIP Limited-Term Diversified Income Series

Performance summary

The performance quoted represents past performance and does not guarantee future results. Investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted.

Carefully consider the Series’ investment objectives, risk factors, charges, and expenses before investing. This and other information can be found in the Series’ prospectus and its summary prospectus, which may be obtained by calling 800 523-1918. Investors should read the prospectus and the summary prospectus carefully before investing.

Delaware VIP Limited-Term Diversified Income Series Average annual total returns For periods ended Dec. 31, 2015	1 year	3 years	5 years	10 years	Lifetime

Standard Class shares (commenced operations on July 28, 1988)	+0.78%	+0.46%	+1.41%	+3.25%	+5.07%
Service Class shares (commenced operations on May 1, 2000)	+0.62%	+0.24%	+1.16%	+3.01%	+3.92%
Barclays 1-3 Year U.S. Government/Credit Index	+0.65%	+0.69%	+0.98%	+2.74%	n/a

Returns reflect the reinvestment of all distributions. Please see page 3 for a description of the index.

As described in the Series’ most recent prospectus, the net expense ratio for Service Class shares of the Series was 0.81%, while total operating expenses for Standard Class and Service Class shares were 0.56% and 0.86%, respectively. The management fee for Standard Class and Service Class shares was 0.48%.

The Series’ distributor has contracted to limit the 12b-1 fees for Service Class shares to 0.25% of average daily net assets from Jan. 1, 2015 through Dec. 31, 2015.*

Earnings from a variable annuity or variable life investment compound tax-free until withdrawal, and as a result, no adjustments were made for income taxes.

Expense limitations were in effect for both classes during certain periods shown in the Series’ performance table above and in the Performance of a $10,000 Investment graph on the next page.

Performance data do not reflect insurance fees related to a variable annuity or variable life investment or the deferred sales charge that would apply to certain withdrawals of investments held for fewer than eight years. Performance shown here would have been reduced if such fees were included and the expense limitation removed. For more information about fees, consult your variable annuity or variable life prospectus.

Investments in variable products involve risk.

Fixed income securities and bond funds can lose value, and investors can lose principal, as interest rates rise. They also may be affected by economic conditions that hinder an issuer’s ability to make interest and principal payments on its debt.

The Series may also be subject to prepayment risk, the risk that the principal of a fixed income security that is held by the Series may be prepaid prior to maturity, potentially forcing the Series to reinvest that money at a lower interest rate.

The Series may invest in derivatives, which may involve additional expenses and are subject to risk, including the risk that an underlying security or securities index moves in the opposite direction from what the portfolio manager anticipated. A derivative transaction depends upon the counterparties’ ability to fulfill their contractual obligations.

High yielding, noninvestment grade bonds (junk bonds) involve higher risk than investment grade bonds. The high yield secondary market is particularly susceptible to liquidity problems when institutional investors, such as mutual funds and certain other financial institutions, temporarily stop buying bonds for regulatory, financial, or other reasons. In addition, a less liquid secondary market makes it more difficult for the Series to obtain precise valuations of the high yield securities in its portfolio.

The Series may experience portfolio turnover in excess of 100%, which could result in higher transaction costs and tax liability.

International investments entail risks not ordinarily associated with U.S. investments including fluctuation in currency values, differences in accounting principles, or economic or political instability in other nations. Investing in emerging markets can be riskier than investing in established foreign markets due to increased volatility and lower trading volume.

Limited-Term Diversified Income Series-2

Delaware VIP® Limited-Term Diversified Income Series

Performance summary (continued)

If and when the Series invests in forward foreign currency contracts or uses other investments to hedge against currency risks, the Series will be subject to special risks, including counterparty risk.

Please read both the contract and underlying prospectus for specific details regarding the product’s risk profile.

*The contractual waiver period is from April 30, 2014 through April 29, 2016.

For period beginning Dec. 31, 2005 through Dec. 31, 2015	Starting value	Ending value
–– Delaware VIP Limited-Term Diversified Income Series (Standard Class)	$10,000	$13,773
– –Barclays 1–3 Year U.S. Government/Credit Index	$10,000	$13,106

The graph shows a $10,000 investment in the Delaware VIP Limited-Term Diversified Income Series Standard Class shares for the period from Dec. 31, 2005 through Dec. 31, 2015.

The graph also shows $10,000 invested in the Barclays 1–3 Year U.S. Government/Credit Index for the period from Dec. 31, 2005 through Dec. 31, 2015. The Barclays 1–3 Year U.S. Government/Credit Index is a market value-weighted index of government fixed-rate debt securities and investment grade U.S. and foreign fixed-rate debt securities with average maturities of one to three years.

Index performance returns do not reflect any management fees, transaction costs or expenses. Indices are unmanaged and one cannot invest directly in an index.

Performance of Service Class shares will vary due to different charges and expenses.

Past performance is not a guarantee of future results.

Limited-Term Diversified Income Series-3

Delaware VIP® Trust — Delaware VIP Limited-Term Diversified Income Series

Disclosure of Series expenses

For the six-month period July 1, 2015 to December 31, 2015 (Unaudited)

As a shareholder of the Series, you incur ongoing costs, which may include management fees; distribution and/or service (12b-1) fees; and other Series expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Series and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period from July 1, 2015 to Dec. 31, 2015.

Actual expenses

The first section of the table shown, “Actual Series return,” provides information about actual account values and actual expenses. You may use the information in this section of the table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical example for comparison purposes

The second section of the table shown, “Hypothetical 5% return,” provides information about hypothetical account values and hypothetical expenses based on the Series’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Series’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Series and other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. As a shareholder of the Series, you do not incur any transaction costs, such as sales charges (loads), redemption fees or exchange fees, but shareholders of other funds may incur such costs. Also, the fees related to the variable annuity investment or the deferred sales charge that could apply have not been included. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The Series’ actual expenses shown in the table reflect fee waivers in effect for Service Class shares. The expenses shown in the table assume reinvestment of all dividends and distributions.

Expense analysis of an investment of $1,000

	Beginning Account Value 7/1/15	Ending Account Value 12/31/15	Annualized Expense Ratio	Expenses Paid During Period 7/1/15 to 12/31/15*
Actual Series return†
Standard Class	$1,000.00	$1,002.50	0.54%	$2.73
Service Class	1,000.00	1,001.20	0.79%	3.98
Hypothetical 5% return (5% return before expenses)
Standard Class	$1,000.00	$1,022.48	0.54%	$2.75
Service Class	1,000.00	1,021.22	0.79%	4.02

*	“Expenses Paid During Period” are equal to the Series’ annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

†	Because actual returns reflect only the most recent six-month period, the returns shown may differ significantly from fiscal year returns.

Limited-Term Diversified Income Series-4

Delaware VIP® Trust — Delaware VIP Limited-Term Diversified Income Series

Security type / sector allocation

As of December 31, 2015 (Unaudited)

Sector designations may be different than the sector designations presented in other Series materials. The sector designations may represent the investment manager’s internal sector classifications, which may result in the sector designations for one series being different than another series’ sector designations.

Security type / sector	Percentage of net assets
Agency Asset-Backed Security	0.00%
Agency Collateralized Mortgage Obligations	1.53%
Agency Mortgage-Backed Securities	10.55%
Commercial Mortgage-Backed Securities	1.71%
Convertible Bond	0.11%
Corporate Bonds	40.28%
Banking	13.27%
Basic Industry	1.11%
Brokerage	0.49%
Capital Goods	1.35%
Communications	2.24%
Consumer Cyclical	5.07%
Consumer Non-Cyclical	2.56%
Electric	6.95%
Energy	1.79%
Finance Companies	0.40%
Insurance	1.14%
Natural Gas	0.69%
Real Estate	0.57%
Technology	1.34%
Transportation	1.31%
Municipal Bond	0.47%
Non-Agency Asset-Backed Securities	34.31%
Non-Agency Collateralized Mortgage Obligations	0.42%
U.S. Treasury Obligations	8.66%
Preferred Stock	0.70%
Short-Term Investments	4.54%
Total Value of Securities	103.28%
Liabilities Net of Receivables and Other Assets	(3.28%)
Total Net Assets	100.00%

Limited-Term Diversified Income Series-5

Delaware VIP® Trust — Delaware VIP Limited-Term Diversified Income Series

Schedule of investments

December 31, 2015

	Principal amount°	Value (U.S. $)

Agency Asset-Backed Security – 0.00%
Fannie Mae Grantor Trust
Series 2003-T4 2A5 5.093% 9/26/33 f	20,491	$22,503

Total Agency Asset-Backed Security (cost $20,325)		22,503

Agency Collateralized Mortgage Obligations – 1.53%
Fannie Mae Connecticut Avenue Securities
Series 2015-C03 1M1 1.922% 7/25/25 ●	5,629,413	5,631,076
Series 2015-C03 2M1 1.922% 7/25/25 ●	5,308,147	5,306,158
Series 2015-C04 2M1 2.122% 4/25/28 ●	2,152,337	2,154,683
Fannie Mae Grantor Trust
Series 2001-T5 A2 6.989% 6/19/41 ●	15,556	17,470
Fannie Mae REMICs
Series 2002-90 A1 6.50% 6/25/42	495	560
Series 2003-52 NA 4.00% 6/25/23	60,321	62,863
Series 2003-120 BL 3.50% 12/25/18	114,177	116,391
Series 2004-49 EB 5.00% 7/25/24	13,136	14,187
Series 2005-66 FD 0.722% 7/25/35 ●	283,339	283,741
Series 2005-110 MB 5.50% 9/25/35	3,895	4,146
Series 2011-88 AB 2.50% 9/25/26	77,297	78,364
Series 2011-113 MC 4.00% 12/25/40	136,852	142,413
Freddie Mac REMICs
Series 2326 ZQ 6.50% 6/15/31	18,104	20,440
Series 2931 GC 5.00% 1/15/34	15,800	16,039
Series 3016 FL 0.721% 8/15/35 ●	30,249	30,303
Series 3027 DE 5.00% 9/15/25	14,081	15,266
Series 3067 FA 0.681% 11/15/35 ●	1,170,577	1,174,959
Series 3232 KF 0.781% 10/15/36 ●	46,620	46,908
Series 3297 BF 0.571% 4/15/37 ●	442,777	442,453
Series 3737 NA 3.50% 6/15/25	78,404	81,763
Series 3780 LF 0.731% 3/15/29 ●	173,565	173,788
Series 3800 AF 0.831% 2/15/41 ●	2,590,942	2,614,486
Series 3803 TF 0.731% 11/15/28 ●	158,693	159,255
Series 4163 CW 3.50% 4/15/40	2,177,385	2,259,614
Freddie Mac Strips
Series 19 F 1.163% 6/1/28 ●	2,494	2,452
Freddie Mac Structured Agency Credit Risk Debt Notes
Series 2015-HQA2 M2 3.222% 5/25/28 ●	1,025,000	1,024,230
Freddie Mac Structured Pass Through Securities
Series T-54 2A 6.50% 2/25/43 ¿	933	1,090

	Principal amount°	Value (U.S. $)

Agency Collateralized Mortgage Obligations (continued)
Freddie Mac Structured Pass Through Securities
Series T-58 2A 6.50% 9/25/43 ¿	21,211	$24,087

Total Agency Collateralized Mortgage Obligations (cost $21,874,184)		21,899,185

Agency Mortgage-Backed Securities – 10.55%
Fannie Mae
4.00% 9/1/20	951,398	994,126
6.50% 8/1/17	946	965
7.00% 11/15/16	18	18
Fannie Mae ARM
1.552% 8/1/37 ●	220,085	229,661
1.944% 1/1/35 ●	625,325	651,208
2.18% 3/1/38 ●	3,343	3,514
2.269% 4/1/36 ●	6,352	6,730
2.283% 8/1/34 ●	12,493	13,164
2.341% 9/1/38 ●	653,367	701,660
2.342% 8/1/37 ●	127,052	135,080
2.365% 4/1/36 ●	130,424	138,896
2.402% 10/1/33 ●	1,384	1,440
2.406% 8/1/36 ●	10,763	11,419
2.409% 9/1/35 ●	135,605	143,152
2.426% 12/1/33 ●	7,778	8,240
2.461% 6/1/36 ●	23,463	24,945
2.496% 11/1/35 ●	1,480	1,569
2.518% 7/1/36 ●	16,675	17,732
2.523% 11/1/35 ●	70,074	74,300
2.527% 6/1/34 ●	8,714	9,249
2.527% 7/1/36 ●	15,982	16,823
2.576% 8/1/35 ●	2,920	3,083
3.177% 4/1/44 ●	498,872	514,052
3.453% 1/1/41 ●	118,852	123,532
6.10% 8/1/37 ●	26,238	26,794
Fannie Mae Relocation 30 yr
5.00% 1/1/34	13,250	14,438
Fannie Mae S.F. 15 yr
3.00% 12/1/26	1,039,238	1,076,359
3.00% 12/1/30	2,739,264	2,825,388
3.50% 11/1/27	236,270	248,581
3.50% 6/1/29	2,251,169	2,368,117
3.50% 8/1/29	140,955	148,046
4.00% 5/1/24	703,400	744,169
4.00% 11/1/25	2,728,968	2,894,927
4.00% 4/1/27	434,821	459,990
4.00% 5/1/27	1,280,007	1,357,756
4.50% 7/1/20	76,673	80,480
4.50% 9/1/20	316,999	328,721
5.00% 9/1/18	23,394	24,261
5.00% 10/1/18	510	531

Limited-Term Diversified Income Series-6

Delaware VIP® Limited-Term Diversified Income Series

Schedule of investments (continued)

	Principal amount°	Value (U.S. $)

Agency Mortgage-Backed Securities (continued)
Fannie Mae S.F. 15 yr
5.00% 2/1/19	977	$1,028
5.00% 9/1/25	2,421,476	2,609,341
5.50% 1/1/23	3,867	4,145
5.50% 4/1/23	9,850	10,708
6.00% 3/1/18	70,983	72,513
6.00% 8/1/22	9,837	10,705
8.00% 10/1/16	91	92
Fannie Mae S.F. 20 yr
4.00% 1/1/31	305,246	325,806
4.00% 2/1/31	481,670	515,230
6.00% 9/1/29	346,866	391,475
Fannie Mae S.F. 30 yr
4.50% 7/1/36	188,057	203,772
4.50% 4/1/40	170,836	184,920
4.50% 11/1/40	449,799	486,815
4.50% 2/1/41	205,720	222,623
4.50% 3/1/41	872,465	944,256
4.50% 4/1/41	1,376,582	1,489,570
4.50% 8/1/41	479,743	526,561
4.50% 10/1/41	4,483,016	4,853,316
4.50% 1/1/42	3,569,290	3,870,785
4.50% 8/1/44	14,299,191	15,449,679
5.00% 4/1/33	134,530	148,862
5.00% 3/1/34	1,490	1,649
5.00% 10/1/35	137,423	151,389
5.00% 2/1/36	91,113	100,529
5.00% 8/1/37	376,938	415,651
5.50% 12/1/32	32,911	36,928
5.50% 6/1/33	110,790	124,484
5.50% 3/1/35	150,664	168,964
5.50% 9/1/35	491,583	551,021
5.50% 12/1/35	168,465	189,131
5.50% 1/1/36	630,833	709,779
5.50% 4/1/36	1,411,697	1,585,133
5.50% 5/1/36	358,175	399,968
5.50% 7/1/36	49,602	55,804
5.50% 9/1/36	53,682	60,076
5.50% 10/1/36	506,153	566,197
5.50% 2/1/37	3,318,593	3,707,965
5.50% 4/1/37	469,798	525,069
5.50% 6/1/37	566,425	630,893
5.50% 8/1/37	415,039	465,932
5.50% 9/1/37	741,368	828,928
5.50% 1/1/38	6,214,427	6,956,639
5.50% 2/1/38	61,263	68,866
5.50% 4/1/38	757,436	847,429
5.50% 6/1/38	1,278,654	1,428,077
5.50% 8/1/38	127,055	142,934
5.50% 11/1/39	815,113	908,936
5.50% 3/1/40	31,845	35,847
5.50% 9/1/41	674,141	753,243

	Principal amount°	Value (U.S. $)

Agency Mortgage-Backed Securities (continued)
Fannie Mae S.F. 30 yr
6.00% 11/1/34	934	$1,053
6.00% 4/1/36	4,583	5,172
6.00% 8/1/37	274,710	310,576
6.00% 1/1/38	90,684	102,638
6.00% 5/1/38	741,843	838,224
6.00% 10/1/38	618,090	697,997
6.00% 1/1/39	313,831	355,452
6.00% 2/1/39	372,221	420,039
6.50% 6/1/29	668	764
6.50% 1/1/34	695	818
6.50% 4/1/36	138	157
6.50% 6/1/36	3,056	3,492
6.50% 10/1/36	3,105	3,580
6.50% 8/1/37	267	305
7.00% 12/1/34	573	650
7.00% 12/1/35	761	853
7.00% 12/1/37	1,320	1,417
7.50% 6/1/31	5,422	6,640
7.50% 4/1/32	221	256
7.50% 5/1/33	599	605
7.50% 6/1/34	278	320
9.00% 7/1/20	3,209	3,388
10.00% 8/1/19	1,652	1,659
Fannie Mae S.F. 30 yr TBA
3.00% 2/1/46	35,835,000	35,763,936
4.50% 1/1/46	13,337,000	14,402,293
Freddie Mac ARM
2.405% 10/1/36 ●	3,728	3,947
2.475% 4/1/33 ●	3,927	4,063
2.479% 7/1/36 ●	39,508	41,903
2.521% 1/1/44 ●	2,136,914	2,177,829
2.57% 4/1/34 ●	1,476	1,563
2.62% 6/1/37 ●	147,614	154,528
2.635% 7/1/38 ●	359,039	383,163
2.65% 10/1/37 ●	38,256	40,253
2.953% 11/1/44 ●	327,027	335,546
3.463% 5/1/42 ●	5,530,629	5,737,692
4.852% 8/1/38 ●	9,223	9,723
Freddie Mac S.F. 15 yr
3.50% 9/1/29	7,592,385	7,959,436
4.00% 5/1/25	97,974	103,446
4.00% 8/1/25	358,635	378,848
4.00% 4/1/26	1,533,882	1,619,887
5.00% 4/1/20	26,805	28,398
5.00% 12/1/22	3,868	4,000
Freddie Mac S.F. 20 yr
5.50% 7/1/28	204,831	226,215
Freddie Mac S.F. 30 yr
4.50% 4/1/39	150,846	164,689
4.50% 10/1/39	409,567	441,792
4.50% 3/1/42	1,607,217	1,741,101

Limited-Term Diversified Income Series-7

Delaware VIP® Limited-Term Diversified Income Series

Schedule of investments (continued)

	Principal amount°	Value (U.S. $)

Agency Mortgage-Backed Securities (continued)
Freddie Mac S.F. 30 yr
5.50% 6/1/36	43,403	$48,253
5.50% 5/1/37	387,058	433,655
5.50% 3/1/40	240,720	267,840
5.50% 8/1/40	810,372	901,550
5.50% 6/1/41	591,595	658,159
6.00% 2/1/36	605,227	690,348
6.00% 3/1/36	430,635	484,093
6.00% 1/1/38	86,362	97,114
6.00% 6/1/38	243,622	274,697
6.00% 8/1/38	1,064,853	1,217,184
7.00% 11/1/33	4,530	5,400
9.00% 4/1/17	125	128
GNMA I S.F. 15 yr
6.00% 1/15/22	478,314	519,594
GNMA I S.F. 30 yr
7.00% 12/15/34	18,296	21,628
7.50% 1/15/32	616	742

Total Agency Mortgage-Backed Securities (cost $151,158,456)		151,263,470

Commercial Mortgage-Backed Securities – 1.71%
Banc of America Commercial Mortgage Trust
Series 2006-1 AM 5.421% 9/10/45 ●	114,441	114,324
Series 2007-4 AM 5.809% 2/10/51 ●	205,000	214,272
Bear Stearns Commercial Mortgage Securities Trust
Series 2007-PW16 A1A 5.722% 6/11/40 ●	3,175,501	3,321,037
CFCRE Commercial Mortgage Trust
Series 2011-C1 AZ 144A 3.759% 4/15/44 #	315,762	316,395
Citigroup Commercial Mortgage Trust
Series 2007-C6 AM 5.71% 12/10/49 ●	760,000	776,593
Commercial Mortgage Trust
Series 2007-GG9 AM 5.475% 3/10/39	780,000	797,968
DBUBS Mortgage Trust
Series 2011-LC1A A3 144A 5.002% 11/10/46 #	1,015,000	1,118,816
FREMF Mortgage Trust
Series 2011-K15 B 144A 4.948% 8/25/44 #●	125,000	134,328
Series 2012-K22 B 144A 3.687% 8/25/45 #●	1,115,000	1,105,672
Series 2012-K708 B 144A 3.754% 2/25/45 #●	1,845,000	1,878,215
Series 2012-K711 B 144A 3.562% 8/25/45 #●	120,000	121,346

	Principal amount°	Value (U.S. $)

Commercial Mortgage-Backed Securities (continued)
FREMF Mortgage Trust
Series 2013-K712 B 144A 3.371% 5/25/45 #●	1,175,000	$1,178,701
Hilton USA Trust
Series 2013-HLT AFX 144A 2.662% 11/5/30 #	510,000	510,382
Series 2013-HLT AFX 144A 3.367% 11/5/30 #	2,420,000	2,421,799
JPMBB Commercial Mortgage Securities Trust
Series 2014-C18 A1 1.254% 2/15/47	640,511	633,893
JPMorgan Chase Commercial Mortgage Securities Trust
Series 2006-LDP8 AM 5.44% 5/15/45	2,606,000	2,651,436
LB-UBS Commercial Mortgage Trust
Series 2006-C6 AJ 5.452% 9/15/39 ●	1,550,000	1,559,613
Series 2006-C6 AM 5.413% 9/15/39	2,055,000	2,092,725
Morgan Stanley Capital I Trust
Series 2006-1Q11 AJ 5.783% 10/15/42 ●	785,000	785,576
Series 2006-TOP23 A4 5.847% 8/12/41 ●	1,361,559	1,371,113
NCUA Guaranteed Notes Trust
Series 2010-C1 A2 2.90% 10/29/20	1,408,985	1,405,547

Total Commercial Mortgage-Backed Securities (cost $25,191,973)		24,509,751

Convertible Bond – 0.11%
Jefferies Group 3.875% exercise price $44.53, expiration date 10/31/29	1,645,000	1,642,944

Total Convertible Bond (cost $1,752,953)		1,642,944

Corporate Bonds – 40.28%
Banking – 13.27%
ANZ New Zealand International 144A 2.60% 9/23/19 #	7,290,000	7,317,097
Bank of America
3.875% 8/1/25	6,100,000	6,204,609
3.95% 4/21/25	8,355,000	8,151,481
Bank of New York Mellon
1.969% 6/20/17 f	1,830,000	1,840,352
2.45% 11/27/20	5,100,000	5,081,023
Barclays 2.75% 11/8/19	6,200,000	6,186,664
BB&T 2.45% 1/15/20	2,085,000	2,100,148
Branch Banking & Trust 3.80% 10/30/26	3,055,000	3,105,649
Citizens Bank 2.30% 12/3/18	10,350,000	10,345,011
Commonwealth Bank of Australia 2.40% 11/2/20	8,600,000	8,525,180

Limited-Term Diversified Income Series-8

Delaware VIP® Limited-Term Diversified Income Series

Schedule of investments (continued)

	Principal amount°	Value (U.S. $)

Corporate Bonds (continued)
Banking (continued)
Compass Bank 2.75% 9/29/19	9,170,000	$9,086,250
Credit Suisse
2.30% 5/28/19	8,285,000	8,296,168
3.00% 10/29/21	925,000	922,052
Fifth Third Bancorp 2.875% 7/27/20	965,000	964,953
HBOS 144A 6.75% 5/21/18 #	4,860,000	5,312,728
HSBC USA 2.75% 8/7/20	1,685,000	1,686,250
ING Groep 6.00% 12/31/45 ●	405,000	407,025
JPMorgan Chase
2.75% 6/23/20	1,180,000	1,185,987
3.45% 3/1/16	7,105,000	7,134,805
3.625% 5/13/24	760,000	772,092
4.25% 10/1/27	1,880,000	1,879,808
JPMorgan Chase Bank
0.832% 6/13/16 ●	605,000	604,167
KeyBank
3.18% 5/22/22	940,000	929,528
5.45% 3/3/16	1,780,000	1,792,205
Manufacturers & Traders Trust
2.25% 7/25/19	9,200,000	9,176,006
Morgan Stanley
3.95% 4/23/27	2,900,000	2,821,016
4.00% 7/23/25	6,745,000	6,959,579
PNC Bank
2.30% 6/1/20	2,645,000	2,622,957
2.45% 11/5/20	1,985,000	1,977,425
2.60% 7/21/20	2,060,000	2,060,818
3.30% 10/30/24	2,160,000	2,164,849
Santander Holdings USA 4.625% 4/19/16	795,000	802,033
Santander Issuances 5.179% 11/19/25	2,600,000	2,565,493
Santander UK Group Holdings 2.875% 10/16/20	5,445,000	5,418,924
Skandinaviska Enskilda Banken 144A 2.375% 3/25/19 #	7,410,000	7,455,942
State Street 2.55% 8/18/20	2,220,000	2,249,095
SunTrust Banks
2.35% 11/1/18	1,830,000	1,840,781
2.50% 5/1/19	7,305,000	7,346,821
3.60% 4/15/16	1,505,000	1,512,802
SVB Financial Group 3.50% 1/29/25	2,430,000	2,332,596
Toronto-Dominion Bank 2.25% 11/5/19	6,935,000	6,937,185
US Bank
2.125% 10/28/19	5,760,000	5,758,779
2.80% 1/27/25	2,245,000	2,186,814
USB Capital IX 3.50% 10/29/49 @●	2,220,000	1,712,175
Wells Fargo
2.15% 1/15/19	8,730,000	8,782,616
2.625% 12/15/16	1,450,000	1,469,898
Wells Fargo Bank 0.572% 5/16/16 ●	545,000	544,697
Woori Bank 144A 2.875% 10/2/18 #	1,455,000	1,476,549

	Principal amount°	Value (U.S. $)

Corporate Bonds (continued)
Banking (continued)
Zions Bancorporation 4.50% 6/13/23	2,195,000	$2,258,600

		190,265,682

Basic Industry – 1.11%
Georgia-Pacific
144A 2.539% 11/15/19 #	4,000,000	3,980,620
144A 5.40% 11/1/20 #	2,365,000	2,611,521
LyondellBasell Industries 5.75% 4/15/24	1,225,000	1,351,754
Methanex 4.25% 12/1/24	2,985,000	2,651,256
PPG Industries 2.30% 11/15/19	1,820,000	1,802,836
WestRock
3.50% 3/1/20	1,990,000	2,011,880
4.45% 3/1/19	1,510,000	1,574,950

		15,984,817

Brokerage – 0.49%
Jefferies Group 5.125% 1/20/23	3,115,000	3,094,983
Lazard Group 6.85% 6/15/17	131,000	139,526
Legg Mason 2.70% 7/15/19	3,815,000	3,807,504

		7,042,013

Capital Goods – 1.35%
Crane 2.75% 12/15/18	420,000	418,989
Fortune Brands Home & Security 3.00% 6/15/20	1,285,000	1,279,307
General Electric 4.00% 12/29/49 ●	4,567,650	4,573,360
Ingersoll-Rand Global Holding 2.875% 1/15/19	6,365,000	6,433,436
John Deere Capital 1.70% 1/15/20	2,255,000	2,198,359
Lockheed Martin 2.50% 11/23/20	2,030,000	2,020,264
Waste Management 2.60% 9/1/16	2,365,000	2,381,749

		19,305,464

Communications – 2.24%
American Tower 2.80% 6/1/20	2,005,000	1,983,962
AT&T 2.45% 6/30/20	2,890,000	2,849,138
Crown Castle Towers 144A 3.663% 5/15/25 #	3,785,000	3,673,202
GTP Acquisition Partners I 144A 2.35% 6/15/20 #	1,080,000	1,048,669
Interpublic Group 2.25% 11/15/17	1,155,000	1,151,974
SBA Tower Trust
144A 2.24% 4/16/18 #	1,660,000	1,629,715
144A 2.898% 10/15/19 #	1,520,000	1,485,357
SES 144A 3.60% 4/4/23 #	3,175,000	3,103,150
SES GLOBAL Americas Holdings 144A 2.50% 3/25/19 #	5,555,000	5,482,507
Sky 144A 3.75% 9/16/24 #	2,735,000	2,676,107
Verizon Communications
4.50% 9/15/20	3,640,000	3,914,987
5.15% 9/15/23	2,830,000	3,116,076

		32,114,844

Limited-Term Diversified Income Series-9

Delaware VIP® Limited-Term Diversified Income Series

Schedule of investments (continued)

	Principal amount°	Value (U.S. $)

Corporate Bonds (continued)
Consumer Cyclical – 5.07%
AutoNation 3.35% 1/15/21	935,000	$932,746
Carnival 1.20% 2/5/16	5,925,000	5,926,961
CVS Health 2.80% 7/20/20	12,725,000	12,795,471
Daimler Finance North America 144A 2.70% 8/3/20 #	9,180,000	9,092,726
Ford Motor Credit
2.24% 6/15/18	2,785,000	2,761,308
4.25% 2/3/17	1,200,000	1,226,374
5.00% 5/15/18	4,285,000	4,503,449
General Motors 3.50% 10/2/18	1,610,000	1,630,189
General Motors Financial
3.15% 1/15/20	2,455,000	2,435,311
3.45% 4/10/22	2,060,000	1,978,820
4.375% 9/25/21	1,865,000	1,893,585
Historic TW 6.875% 6/15/18	1,340,000	1,489,194
Host Hotels & Resorts 3.75% 10/15/23	635,000	613,246
Hyundai Capital America
144A 2.125% 10/2/17 #	260,000	258,525
144A 2.55% 2/6/19 #	3,000,000	2,978,907
INVISTA Finance 144A 4.25% 10/15/19 #	2,525,000	2,461,875
Marriott International 3.375% 10/15/20	1,720,000	1,752,620
McDonald’s 2.75% 12/9/20	4,990,000	4,992,270
Starbucks 2.70% 6/15/22	1,495,000	1,496,778
Toyota Motor Credit
1.375% 1/10/18	200,000	200,466
2.00% 10/24/18	6,300,000	6,338,210
Viacom 2.50% 12/15/16	4,960,000	4,971,423

		72,730,454

Consumer Non-Cyclical – 2.56%
AstraZeneca 2.375% 11/16/20	5,040,000	5,009,730
Bayer U.S. Finance 144A 2.375% 10/8/19 #	6,000,000	6,006,984
Bunge Finance 3.50% 11/24/20	9,850,000	9,806,069
Celgene 2.30% 8/15/18	6,055,000	6,101,012
Express Scripts Holding 2.25% 6/15/19	2,500,000	2,487,313
Gilead Sciences 2.35% 2/1/20	3,000,000	3,003,756
Perrigo 2.30% 11/8/18	2,710,000	2,673,353
Perrigo Finance 3.50% 12/15/21	1,600,000	1,557,243

		36,645,460

Electric – 6.95%
Ameren 2.70% 11/15/20	7,615,000	7,594,584
Arizona Public Service 2.20% 1/15/20	8,255,000	8,182,059
Berkshire Hathaway Energy 2.00% 11/15/18	7,030,000	6,988,607
CenterPoint Energy 5.95% 2/1/17	1,675,000	1,747,988
Commonwealth Edison 2.15% 1/15/19	2,305,000	2,295,282
DTE Energy
2.40% 12/1/19	3,350,000	3,338,871
144A 3.30% 6/15/22 #	2,145,000	2,154,580

	Principal amount°	Value (U.S. $)

Corporate Bonds (continued)
Electric (continued)
Electricite de France
144A 2.15% 1/22/19 #	5,915,000	$5,891,257
144A 5.25% 12/29/49 #●	2,705,000	2,552,844
Entergy 4.00% 7/15/22	6,555,000	6,696,608
Exelon 2.85% 6/15/20	3,500,000	3,484,474
IPALCO Enterprises 3.45% 7/15/20	4,765,000	4,693,525
Jersey Central Power & Light 5.625% 5/1/16	1,825,000	1,848,307
Kansas City Power & Light 6.375% 3/1/18	3,715,000	4,061,710
LG&E & KU Energy 3.75% 11/15/20	470,000	485,799
National Rural Utilities Cooperative Finance 2.15% 2/1/19	9,170,000	9,197,235
NextEra Energy Capital Holdings 2.70% 9/15/19	10,560,000	10,522,343
NV Energy 6.25% 11/15/20	2,350,000	2,672,368
Pacific Gas & Electric 3.50% 10/1/20	250,000	260,144
Southern 2.45% 9/1/18	7,765,000	7,830,420
State Grid Overseas Investment 2014 144A 2.75% 5/7/19 #	2,835,000	2,867,259
WEC Energy Group 2.45% 6/15/20	4,230,000	4,212,928

		99,579,192

Energy – 1.79%
BG Energy Capital 144A 2.875% 10/15/16 #	3,535,000	3,573,828
Dominion Gas Holdings 2.80% 11/15/20	4,100,000	4,116,154
Noble Holding International 3.05% 3/1/16	6,710,000	6,710,242
Petronas Global Sukuk 144A 2.707% 3/18/20 #	1,650,000	1,625,420
Regency Energy Partners 5.875% 3/1/22	2,600,000	2,453,753
TransCanada PipeLines 1.625% 11/9/17	2,130,000	2,113,467
Woodside Finance 144A 8.75% 3/1/19 #	4,420,000	5,074,452

		25,667,316

Finance Companies – 0.40%
General Electric Capital
144A 3.80% 6/18/19 #	1,355,000	1,425,146
5.55% 5/4/20	1,040,000	1,178,558
6.00% 8/7/19	2,745,000	3,111,169

		5,714,873

Insurance – 1.14%
Berkshire Hathaway Finance 2.90% 10/15/20	1,530,000	1,586,705
MetLife 1.756% 12/15/17	3,605,000	3,609,712
Metropolitan Life Global Funding I 144A 1.875% 6/22/18 #	1,435,000	1,435,474

Limited-Term Diversified Income Series-10

Delaware VIP® Limited-Term Diversified Income Series

Schedule of investments (continued)

	Principal amount°	Value (U.S. $)

Corporate Bonds (continued)
Insurance (continued)
Pricoa Global Funding I 144A 1.60% 5/29/18 #	920,000	$910,173
TIAA Asset Management Finance
144A 2.95% 11/1/19 #	1,910,000	1,915,526
144A 4.125% 11/1/24 #	900,000	904,715
UnitedHealth Group 2.70% 7/15/20	5,910,000	5,975,719

		16,338,024

Natural Gas – 0.69%
Enterprise Products Operating 3.20% 2/1/16	2,500,000	2,500,844
Sempra Energy 2.30% 4/1/17	3,460,000	3,481,179
Williams Partners 7.25% 2/1/17	3,821,000	3,897,405

		9,879,428

Real Estate – 0.57%
Health Care REIT 3.625% 3/15/16	2,490,000	2,500,944
Kimco Realty 3.40% 11/1/22	420,000	416,676
WEA Finance
144A 2.70% 9/17/19 #	4,895,000	4,858,919
144A 3.75% 9/17/24 #	400,000	398,498

		8,175,037

Technology – 1.34%
Amphenol 3.125% 9/15/21	11,135,000	11,024,151
Baidu 2.75% 6/9/19	4,000,000	3,983,992
Motorola Solutions 4.00% 9/1/24	1,315,000	1,143,198
National Semiconductor 6.60% 6/15/17	925,000	994,237
Tencent Holdings 144A 3.375% 5/2/19 #	1,990,000	2,025,110

		19,170,688

Transportation – 1.31%
AP Moeller - Maersk 144A 2.55% 9/22/19 #	3,275,000	3,243,914
CSX 5.60% 5/1/17	950,000	999,567
ERAC USA Finance 144A 1.40% 4/15/16 #	4,160,000	4,158,299
HPHT Finance 15 144A 2.875% 3/17/20 #	1,005,000	1,000,771
Penske Truck Leasing 144A 3.30% 4/1/21 #	1,130,000	1,115,394
Union Pacific 2.25% 2/15/19	4,850,000	4,886,147
United Airlines 2015-1 Class AA Pass-Through Trust 3.45% 12/1/27 ¿	740,000	747,400
United Parcel Service 5.125% 4/1/19	2,415,000	2,666,075

		18,817,567

Total Corporate Bonds (cost $581,099,256)		577,430,859

	Principal amount°	Value (U.S. $)

Municipal Bond – 0.47%
University of California
Series Y-2 0.928% 7/1/41 ●	6,670,000	$6,663,797

Total Municipal Bond (cost $6,670,000)		6,663,797

Non-Agency Asset-Backed Securities – 34.31%
AEP Texas Central Transition Funding II
Series 2006-A A4 5.17% 1/1/18	870,132	909,122
Ally Master Owner Trust
Series 2012-5 A 1.54% 9/15/19	11,490,000	11,421,278
Series 2014-4 A2 1.43% 6/17/19	2,130,000	2,122,360
American Express Credit Account Master Trust
Series 2012-1 A 0.601% 1/15/20 ●	6,950,000	6,939,090
Series 2013-2 A 0.751% 5/17/21 ●	3,290,000	3,290,220
Series 2014-1 A 0.601% 12/15/21 ●	9,500,000	9,467,764
Ameriquest Mortgage Securities Asset-Backed Pass Through Certificates
Series 2003-11 AF6 5.424% 12/25/33 ¿f	8,533	8,821
ARI Fleet Lease Trust
Series 2015-A A2 144A 1.11% 11/15/18 #	395,000	392,260
Avis Budget Rental Car Funding AESOP
Series 2011-3A A 144A 3.41% 11/20/17 #	960,000	970,615
Series 2013-2A A 144A 2.97% 2/20/20 #	8,750,000	8,905,169
Bank of America Credit Card Trust
Series 2007-A4 A4 0.371% 11/15/19 ●	8,150,000	8,114,094
Series 2014-A2 A 0.601% 9/16/19 ●	14,937,000	14,920,096
Series 2014-A3 A 0.621% 1/15/20 ●	10,060,000	10,049,004
Barclays Dryrock Issuance Trust
Series 2014-2 A 0.671% 3/16/20 ●	2,500,000	2,496,021
Cabela’s Credit Card Master Note Trust
Series 2012-2A A1 144A 1.45% 6/15/20 #	9,600,000	9,574,080
Series 2014-2 A 0.801% 7/15/22 ●	3,750,000	3,717,329
California Republic Auto Receivables Trust
Series 2013-2 A2 1.23% 3/15/19	1,178,402	1,175,109
Capital One Multi-Asset Execution Trust
Series 2006-A11 A11 0.421% 6/17/19 ●	3,000,000	2,995,789
Series 2007-A1 A1 0.381% 11/15/19 ●	8,080,000	8,056,692
Series 2007-A5 A5 0.371% 7/15/20 ●	6,250,000	6,218,905
Series 2014-A3 A3 0.711% 1/18/22 ●	3,000,000	2,984,208
Series 2014-A5 A5 1.48% 7/15/20	1,585,000	1,585,295

Limited-Term Diversified Income Series-11

Delaware VIP® Limited-Term Diversified Income Series

Schedule of investments (continued)

	Principal amount°	Value (U.S. $)

Non-Agency Asset-Backed Securities (continued)
Chase Issuance Trust
Series 2007-A5 A5 1 0.371% 3/15/19 ●	100,000	$99,645
Series 2007-A12 A12 2 0.381% 8/15/19 ●	6,000,000	5,966,593
Series 2007-B1 B1 3 0.581% 4/15/19 ●	6,100,000	6,068,806
Series 2012-A10 A10 0.591% 12/16/19 ●	16,750,000	16,693,909
Series 2013-A3 A3 0.611% 4/15/20 ●	6,110,000	6,097,181
Series 2013-A9 A 0.751% 11/16/20 ●	7,325,000	7,325,210
Series 2014-A5 A5 0.701% 4/15/21 ●	8,190,000	8,149,645
Series 2015-A6 A6 0.581% 5/15/19 ●	13,750,000	13,729,832
Chesapeake Funding
Series 2012-2A A 144A 0.872% 5/7/24 #●	782,573	782,284
Series 2014-1A A 144A 0.689% 3/7/26 #●	5,273,713	5,255,604
CIT Equipment Collateral
Series 2014-VT1 A2 144A 0.86% 5/22/17 #	772,996	772,275
Citibank Credit Card Issuance Trust
Series 2013-A2 A2 0.698% 5/26/20 ●	1,847,000	1,841,260
Series 2013-A4 A4 0.838% 7/24/20 ●	17,000,000	16,986,456
Series 2013-A7 A7 0.723% 9/10/20 ●	5,170,000	5,165,506
Conseco Financial
Series 1997-6 A8 7.07% 1/15/29	2,044	2,049
Dell Equipment Finance Trust
Series 2014-1 A3 144A 0.94% 6/22/20 #	935,000	934,292
Discover Card Execution Note Trust
Series 2012-A4 A4 0.701% 11/15/19 ●	2,550,000	2,550,106
Series 2013-A1 A1 0.631% 8/17/20 ●	9,795,000	9,778,029
Series 2013-A5 A5 1.04% 4/15/19	5,250,000	5,247,360
Series 2013-A6 A6 0.781% 4/15/21 ●	9,350,000	9,342,686
Series 2014-A1 A1 0.761% 7/15/21 ●	12,984,000	12,968,433
Series 2014-A3 A3 1.22% 10/15/19	1,630,000	1,628,198
Series 2015-A1 A1 0.681% 8/17/20 ●	9,885,000	9,864,505
Series 2015-A3 A 1.45% 3/15/21	1,305,000	1,292,985
Enterprise Fleet Financing
Series 2014-1 A2 144A 0.87% 9/20/19 #	1,528,381	1,523,547
FirstKey Lending Trust
Series 2015-SFR1 A 144A 2.553% 3/9/47 #	689,039	674,853
Ford Credit Auto Lease Trust
Series 2015-A A3 1.13% 6/15/18	1,025,000	1,020,272

	Principal amount°	Value (U.S. $)

Non-Agency Asset-Backed Securities (continued)
Ford Credit Floorplan Master Owner Trust A
Series 2013-1 A2 0.711% 1/15/18 ●	1,115,000	$1,115,000
Series 2014-1 A1 1.20% 2/15/19	6,318,000	6,294,732
Series 2014-1 A2 0.731% 2/15/19 ●	14,665,000	14,615,492
Series 2014-4 A2 0.681% 8/15/19 ●	2,640,000	2,628,080
Series 2015-1 A2 0.731% 1/15/20 ●	15,000,000	14,959,920
Series 2015-2 A2 0.901% 1/15/22 ●	12,700,000	12,616,802
GE Dealer Floorplan Master Note Trust
Series 2012-2 A 1.152% 4/22/19 ●	16,930,000	16,950,568
Series 2013-1 A 0.802% 4/20/18 ●	3,555,000	3,555,017
Series 2014-1 A 0.782% 7/20/19 ●	6,398,000	6,388,987
Series 2015-1 A 0.902% 1/20/20 ●	7,290,000	7,254,329
Golden Credit Card Trust
Series 2014-1A A 144A 0.752% 3/15/19 #●	570,000	567,731
Series 2014-2A A 144A 0.781% 3/15/21 #●	8,195,000	8,135,611
Series 2015-1A A 144A 0.771% 2/15/20 #●	10,175,000	10,134,541
GreatAmerica Leasing Receivables
Series 2014-1 A3 144A 0.89% 7/15/17 #	6,921,207	6,899,214
Hertz Fleet Lease Funding
Series 2014-1 A 144A 0.693% 4/10/28 #●	3,431,439	3,422,983
HOA Funding
Series 2014-1A A2 144A 4.846% 8/20/44 #	355,875	323,501
Honda Auto Receivables Owner Trust
Series 2015-3 A3 1.27% 4/18/19	3,000,000	2,985,893
Hyundai Auto Lease Securitization Trust
Series 2014-A A4 144A 1.01% 9/15/17 #	1,530,000	1,526,805
Series 2015-A A3 144A 1.42% 9/17/18 #	5,300,000	5,293,878
Hyundai Auto Receivables Trust
Series 2015-C A2B 0.701% 11/15/18 ●	1,700,000	1,699,829
Mercedes-Benz Master Owner Trust
Series 2015-BA A 144A 0.711% 4/15/20 #●	16,500,000	16,407,945
Navistar Financial Dealer Note Master Owner Trust II
Series 2014-1 A 144A 1.172% 10/25/19 #●	6,500,000	6,479,539
NextGear Floorplan Master Owner Trust
Series 2014-1A A 144A 1.92% 10/15/19 #	1,420,000	1,407,627

Limited-Term Diversified Income Series-12

 Delaware VIP® Limited-Term Diversified Income Series

 Schedule of investments (continued)

	Principal amount°	Value (U.S. $)

Non-Agency Asset-Backed Securities (continued)
Nissan Auto Lease Trust
Series 2014-A A4 1.04% 10/15/19	5,695,000	$5,682,896
Series 2014-B A3 1.12% 9/15/17	7,500,000	7,480,481
Series 2015-B A2B 0.861% 12/15/17 ●	1,000,000	1,000,676
Nissan Auto Receivables Owner Trust
Series 2013-C A3 0.67% 8/15/18	1,626,971	1,623,304
Series 2015-C A2B 0.681% 11/15/18 ●	500,000	500,096
Nissan Master Owner Trust Receivables
Series 2013-A A 0.631% 2/15/18 ●	13,415,000	13,415,001
Penarth Master Issuer
Series 2015-1A A1 144A 0.76% 3/18/19 #●	545,000	543,542
Series 2015-2A A1 144A 0.76% 5/18/19 #●	4,000,000	3,989,280
PFS Financing
Series 2014-AA A 144A 0.931% 2/15/19 #●	6,000,000	5,961,735
Series 2015-AA A 144A 0.951% 4/15/20 #●	1,000,000	982,789
Porsche Innovative Lease Owner Trust
Series 2015-1 A3 144A 1.19% 7/23/18 #	1,080,000	1,067,698
Progress Residential Trust
Series 2015-SFR2 A 144A 2.74% 6/12/32 #	745,000	727,002
Synchrony Credit Card Master Note Trust
Series 2012-6 A 1.36% 8/17/20	1,180,000	1,174,166
Series 2015-2 A 1.60% 4/15/21	1,780,000	1,767,301
Trade MAPS 1
Series 2013-1A A 144A 0.993% 12/10/18 #●	11,750,000	11,675,422
Volkswagen Auto Lease Trust
Series 2014-A A3 0.80% 4/20/17	3,420,452	3,411,005
Series 2015-A A3 1.25% 12/20/17	1,085,000	1,074,218
Volkswagen Credit Auto Master Trust
Series 2014-1A A2 144A 1.40% 7/22/19 #	3,130,000	3,089,586
Volvo Financial Equipment
Series 2014-1A A3 144A 0.82% 4/16/18 #	3,666,731	3,656,134
Wheels
Series 2014-1A A2 144A 0.84% 3/20/23 #	2,298,152	2,287,599

	Principal amount°	Value (U.S. $)

Non-Agency Asset-Backed Securities (continued)
World Financial Network Credit Card Master Trust
Series 2015-A A 0.811% 2/15/22 ●	965,000	$959,168

Total Non-Agency Asset-Backed Securities (cost $488,659,091)		491,807,965

Non-Agency Collateralized Mortgage Obligations – 0.42%
American Home Mortgage Investment Trust
Series 2005-2 5A1 5.064% 9/25/35 f	15,940	16,178
Bank of America Alternative Loan Trust
Series 2005-3 2A1 5.50% 4/25/20	21,274	21,306
Series 2005-6 7A1 5.50% 7/25/20	17,076	16,666
CHL Mortgage Pass Through Trust
Series 2003-21 A1 2.76% 5/25/33 ¿●	3,990	4,017
Series 2003-46 1A1 2.757% 1/19/34 @¿●	4,602	4,582
Freddie Mac Structured Agency Credit Risk Debt Notes
Series 2014-DN4 M2 2.822% 10/25/24 ●	525,000	526,511
Series 2015-DNA1 M2 2.272% 10/25/27 ●	250,000	246,578
Series 2015-DNA3 M2 3.272% 4/25/28 ●	920,000	918,178
Series 2015-HQ2 M2 2.372% 5/25/25 ●	500,000	488,212
GSMPS Mortgage Loan Trust
Series 1998-3 A 144A 7.75% 9/19/27 #●	6,382	6,600
JPMorgan Mortgage Trust
Series 2014-IVR6 2A4 144A 2.50% 7/25/44 #●	650,000	655,809
MASTR ARM Trust
Series 2003-6 1A2 2.70% 12/25/33 ●	5,415	5,376
Sequoia Mortgage Trust
Series 2014-2 A4 144A 3.50% 7/25/44 #●	882,474	886,611
Towd Point Mortgage Trust
Series 2015-5 A1B 144A 2.75% 5/25/55 #●	1,150,779	1,136,510
Series 2015-6 A1B 144A 2.75% 4/25/55 #●	1,167,433	1,148,977

Limited-Term Diversified Income Series-13

 Delaware VIP® Limited-Term Diversified Income Series

 Schedule of investments (continued)

	Principal amount°	Value (U.S. $)

Non-Agency Collateralized Mortgage Obligations (continued)
WaMu Mortgage Pass Through Certificates
Series 2003-S10 A2 5.00% 10/25/18 ¿	6,091	$6,159

Total Non-Agency Collateralized Mortgage Obligations (cost $6,108,029)		6,088,270

U.S. Treasury Obligations – 8.66%
U.S. Treasury Notes
1.625% 11/30/20 ¥	110,980,000	110,331,877
2.25% 11/15/25	13,835,000	13,805,545

Total U.S. Treasury Obligations (cost $124,497,385)		124,137,422

	Number of shares

Preferred Stock – 0.70%
Bank of America 6.10% ●	1,115,000	1,131,725
Morgan Stanley 5.55% ●	2,500,000	2,503,125
PNC Preferred Funding Trust II 144A 1.735% #●	6,900,000	6,192,750
USB Realty 144A 1.468% #@●	200,000	180,500

Total Preferred Stock (cost $10,425,734)		10,008,100

	Principal amount°

Short-Term Investments – 4.54%
Discount Notes – 4.12% ≠
Federal Home Loan Bank
0.12% 1/4/16	616,671	616,671
0.124% 1/25/16	8,749,883	8,749,165
0.14% 2/18/16	19,081,017	19,075,293
0.155% 2/3/16	3,675,747	3,675,012
0.17% 1/21/16	3,364,557	3,364,335

	Principal amount°	Value (U.S. $)

Short-Term Investments (continued)
Discount Notes≠ (continued)
Federal Home Loan Bank
0.18% 2/26/16	216,088	$216,012
0.18% 3/7/16	1,317,068	1,316,399
0.185% 1/19/16	1,600,421	1,600,328
0.19% 3/22/16	10,509,148	10,502,548
0.25% 2/9/16	48,675	48,664
0.295% 3/2/16	843,865	843,471
0.31% 3/14/16	9,126,855	9,121,707

		59,129,605

Repurchase Agreements – 0.42%
Bank of America Merrill Lynch
0.24%, dated 12/31/15, to be repurchased on 1/4/16, repurchase price $2,061,802 (collateralized by U.S. government obligations 3.00% 11/15/45; market value $2,102,983)	2,061,747	2,061,747
Bank of Montreal
0.26%, dated 12/31/15, to be repurchased on 1/4/16, repurchase price $3,436,345 (collateralized by U.S. government obligations 0.75%-2.875% 9/30/16-8/15/42; market value $3,504,971)	3,436,246	3,436,246
BNP Paribas
0.28%, dated 12/31/15, to be repurchased on 1/4/16, repurchase price $449,021 (collateralized by U.S. government obligations 0.000% 2/15/31-2/15/43; market value $457,988).	449,007	449,007

		5,947,000

Total Short-Term Investments (cost $65,080,557)		65,076,605

Total Value of Securities – 103.28% (cost $1,482,537,943)	$1,480,550,871

#

Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. At Dec. 31, 2015, the aggregate value of Rule 144A securities was $258,542,312, which represents 18.04% of the Series’ net assets. See Note 11 in “Notes to financial statements.”

@	Illiquid security. At Dec. 31, 2015, the aggregate value of illiquid securities was $1,897,257, which represents 0.13% of the Series’ net assets. See Note 11 in “Notes to financial statements.”
¿

Pass Through Agreement. Security represents the contractual right to receive a proportionate amount of underlying payments due to the counterparty pursuant to various agreements related to the rescheduling of obligations and the exchange of certain notes.

≠	The rate shown is the effective yield at the time of purchase.
°	Principal amount shown is stated in U.S. dollars unless noted that the security is denominated in another currency.
●	Variable rate security. The rate shown is the rate as of Dec. 31, 2015. Interest rates reset periodically.
¥	Fully or partially pledged as collateral for futures contracts.
f	Step coupon bond. Coupon increases or decreases periodically based on a predetermined schedule. Stated rate in effect at Dec. 31, 2015.

Limited-Term Diversified Income Series-14

 Delaware VIP® Limited-Term Diversified Income Series

 Schedule of investments (continued)

 The following futures contracts were outstanding at Dec. 31, 2015:1

 Futures Contracts

Contracts to Buy (Sell)	Notional Cost (Proceeds)	Notional Value	Expiration Date	Unrealized Appreciation (Depreciation)
220 U.S. Treasury 10 yr Notes	$27,744,686	$27,699,375	3/22/16	$(45,311)

The use of futures contracts involves elements of market risk and risks in excess of the amounts disclosed in the financial statements. The notional value presented above represents the Series’ total exposure in such contracts, whereas only the net unrealized appreciation (depreciation) is reflected in the Series’ net assets.

 1See Note 8 in “Notes to financial statements.”

 Summary of abbreviations:

 ARM – Adjustable Rate Mortgage

 DB – Deutsche Bank

 GNMA – Government National Mortgage Association

 GSMPS – Goldman Sachs Reperforming Mortgage Securities

 JPMBB – JPMorgan Barclays Bank

 LB – Lehman Brothers

 MASTR – Mortgage Asset Securitization Transactions, Inc.

 NCUA – National Credit Union Administration

 REIT – Real Estate Investment Trust

 REMIC – Real Estate Mortgage Investment Conduit

 S.F. – Single Family

 TBA – To be announced

 UBS – Union Bank of Switzerland

 WaMu – Washington Mutual

 yr – Year

See accompanying notes, which are an integral part of the financial statements

Limited-Term Diversified Income Series-15

 Delaware VIP® Trust—Delaware VIP Limited-Term Diversified Income Series

Statement of assets and liabilities	December 31, 2015

Assets:
Investments, at value[1]	$1,415,474,266
Short-term investments, at value[2]	65,076,605
Receivable for securities sold	22,964,850
Interest receivable	5,590,048
Receivable for series shares sold	127,966
Variation margin due from broker on futures contracts	65,311

Total assets	1,509,299,046

Liabilities:
Cash overdraft	11,601
Payable for securities purchased	73,844,677
Income distribution payable	440,518
Payable for series shares redeemed	363,897
Investment management fees payable	579,308
Distribution fees payable	290,869
Other accrued expenses	174,945
Other affiliates payable	43,894
Trustees’ fees and expenses payable	3,838

Total liabilities	75,753,547

Total Net Assets	$1,433,545,499

Net Assets Consist of:
Paid-in capital	$1,458,815,803
Undistributed net investment income	495,447
Accumulated net realized loss on investments	(23,733,368)
Net unrealized depreciation of investments	(1,987,072)
Net unrealized depreciation of future contracts	(45,311)

Total Net Assets	$1,433,545,499

Net Asset Value
Standard Class:
Net assets	$62,646,124
Shares of beneficial interest outstanding, unlimited authorization, no par	6,405,086
Net asset value per share	$9.78

Service Class:
Net assets	$1,370,899,375
Shares of beneficial interest outstanding, unlimited authorization, no par	141,101,868
Net asset value per share	$9.72

[1]Investments, at cost	$1,417,457,386
[2]Short-term investments, at cost	65,080,557

See accompanying notes, which are an integral part of the financial statements.

Limited-Term Diversified Income Series-16

Delaware VIP® Trust—

Delaware VIP Limited-Term Diversified Income Series

Statement of operations

Year ended December 31, 2015

Delaware VIP Trust—

Delaware VIP Limited-Term Diversified Income Series

Statements of changes in net assets

Investment Income:
Interest	$28,018,712
Expenses:
Management fees	6,954,425
Distribution expenses – Service Class	4,202,775
Accounting and administration expenses	466,346
Reports and statements to shareholders	279,418
Dividend disbursing and transfer agent fees and expenses	123,550
Legal fees	96,480
Custodian fees	76,544
Trustees’ fees and expenses	69,010
Audit and tax	48,868
Registration fees	664
Other	63,385

12,381,465
Less waived distribution expenses – Service Class	(700,462)

Total operating expenses	11,681,003

Net Investment Income	16,337,709

Net Realized and Unrealized Gain (Loss)
Net realized gain on:
Investments	196,017
Futures contracts	3,138,248

Net realized gain	3,334,265

Net change in unrealized appreciation (depreciation) of:
Investments	(11,256,013)
Futures contracts	(176,396)

Net change in unrealized appreciation (depreciation)	(11,432,409)

Net Realized and Unrealized Loss	(8,098,144)

Net Increase in Net Assets Resulting from Operations	$8,239,565

	Year ended
	12/31/15	12/31/14
Increase (Decrease) in Net Assets from Operations:
Net investment income	$16,337,709	$14,111,291
Net realized gain	3,334,265	6,489,437
Net change in unrealized appreciation (depreciation)	(11,432,409)	341,128

Net increase in net assets resulting from operations	8,239,565	20,941,856

Dividends and Distributions to Shareholders from:
Net investment income:
Standard Class	(1,038,467)	(901,035)
Service Class	(20,222,493)	(18,533,421)

	(21,260,960)	(19,434,456)

Capital Share Transactions:
Proceeds from shares sold:
Standard Class	14,159,254	21,976,001
Service Class	73,226,858	154,407,137

Net asset value of shares based upon reinvestment of dividends and distributions:
Standard Class	1,039,647	892,191
Service Class	20,286,055	18,374,866

	108,711,814	195,650,195

Cost of shares redeemed:
Standard Class	(11,356,366)	(13,709,162)
Service Class	(115,692,591)	(100,111,241)

	(127,048,957)	(113,820,403)

Increase (Decrease) in net assets derived from capital share transactions	(18,337,143)	81,829,792

Net Increase (Decrease) in Net Assets	(31,358,538)	83,337,192

Net Assets:
Beginning of year	1,464,904,037	1,381,566,845

End of year	$1,433,545,499	$1,464,904,037

Undistributed net investment income	$495,447	$331,854

See accompanying notes, which are an integral part of the financial statements.

Limited-Term Diversified Income Series-17

 Delaware VIP® Trust — Delaware VIP Limited-Term Diversified Income Series

 Financial highlights

Selected data for each share of the Series outstanding throughout each period were as follows:

	Delaware VIP Limited-Term Diversified Income Series Standard Class
	Year ended
	12/31/15	12/31/14	12/31/13	12/31/12	12/31/11

Net asset value, beginning of period	$ 9.870	$ 9.860	$10.120	$10.090	$10.150

Income (loss) from investment operations:
Net investment income[1]	0.134	0.120	0.092	0.095	0.119
Net realized and unrealized gain (loss)	(0.057)	0.046	(0.199)	0.183	0.171
Total from investment operations	0.077	0.166	(0.107)	0.278	0.290

Less dividends and distributions from:
Net investment income	(0.167)	(0.156)	(0.142)	(0.171)	(0.193)
Net realized gain	—	—	(0.007)	(0.077)	(0.157)
Return of capital	—	—	(0.004)	—	—
Total dividends and distributions	(0.167)	(0.156)	(0.153)	(0.248)	(0.350)

Net asset value, end of period	$ 9.780	$ 9.870	$ 9.860	$10.120	$10.090

Total return[2]	0.78%	1.69%	(1.06% )	2.78%	2.91%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$62,646	$59,362	$50,161	$51,194	$43,427
Ratio of expenses to average net assets	0.56%	0.56%	0.56%	0.57%	0.58%
Ratio of net investment income to average net assets	1.36%	1.22%	0.92%	0.93%	1.17%
Portfolio turnover	128%	113%	236%	284%	432%

[1]	The average shares outstanding method has been applied for per share information.
[2]

Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which Delaware VIP Trust serves as an underlying investment vehicle.

See accompanying notes, which are an integral part of the financial statements.

Limited-Term Diversified Income Series-18

 Delaware VIP® Limited-Term Diversified Income Series

 Financial highlights (continued)

Selected data for each share of the Series outstanding throughout each period were as follows:

	Delaware VIP Limited-Term Diversified Income Series Service Class Year ended
	12/31/15	12/31/14	12/31/13	12/31/12	12/31/11

Net asset value, beginning of period	$9.800	$9.790	$10.050	$10.020	$10.090

Income (loss) from investment operations:
Net investment income[1]	0.109	0.095	0.066	0.069	0.093
Net realized and unrealized gain (loss)	(0.048)	0.046	(0.199)	0.182	0.161

Total from investment operations	0.061	0.141	(0.133)	0.251	0.254

Less dividends and distributions from:
Net investment income	(0.141)	(0.131)	(0.116)	(0.144)	(0.167)
Net realized gain	—	—	(0.007)	(0.077)	(0.157)
Return of capital	—	—	(0.004)	—	—

Total dividends and distributions	(0.141)	(0.131)	(0.127)	(0.221)	(0.324)

Net asset value, end of period	$9.720	$9.800	$9.790	$10.050	$10.020

Total return[2]	0.62%	1.44%	(1.33% )	2.53%	2.56%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$1,370,899	$1,405,542	$1,331,406	$1,127,086	$937,874
Ratio of expenses to average net assets	0.81%	0.81%	0.81%	0.82%	0.83%
Ratio of expenses to average net assets prior to fees waived	0.86%	0.86%	0.86%	0.87%	0.88%
Ratio of net investment income to average net assets	1.11%	0.97%	0.67%	0.68%	0.92%
Ratio of net investment income to average net assets prior to fees waived	1.06%	0.92%	0.62%	0.63%	0.87%
Portfolio turnover	128%	113%	236%	284%	432%

[1]	The average shares outstanding method has been applied for per share information.
[2]

Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return during all of the periods shown reflects a waiver by the distributor. Performance would have been lower had the waiver not been in effect. Total investment return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which Delaware VIP Trust serves as an underlying investment vehicle.

See accompanying notes, which are an integral part of the financial statements.

Limited-Term Diversified Income Series-19

Delaware VIP® Trust — Delaware VIP Limited-Term Diversified Income Series

Notes to financial statements

December 31, 2015

Delaware VIP Trust (Trust) is organized as a Delaware statutory trust and offers 10 series: Delaware VIP Diversified Income Series, Delaware VIP Emerging Markets Series, Delaware VIP High Yield Series, Delaware VIP International Value Equity Series, Delaware VIP Limited-Term Diversified Income Series, Delaware VIP REIT Series, Delaware VIP Small Cap Value Series, Delaware VIP Smid Cap Growth Series, Delaware VIP U.S. Growth Series, and Delaware VIP Value Series. These financial statements and the related notes pertain to Delaware VIP Limited-Term Diversified Income Series (Series). The Trust is an open-end investment company. The Series is considered diversified under the Investment Company Act of 1940, as amended, and offers Standard Class and Service Class shares. The Standard Class shares do not carry a 12b-1 fee and the Service Class shares carry a 12b-1 fee. The shares of the Series are sold only to separate accounts of life insurance companies.

The investment objective of the Series is to seek maximum total return, consistent with reasonable risk.

1. Significant Accounting Policies

The following accounting policies are in accordance with U.S. generally accepted accounting principles (U.S. GAAP) and are consistently followed by the Series

Security Valuation — Debt securities are valued based upon valuations provided by an independent pricing service or broker and reviewed by management. To the extent current market prices are not available, the pricing service may take into account developments related to the specific security, as well as transactions in comparable securities. U.S. government and agency securities are valued at the mean between the bid and ask prices, which approximates fair value. Valuations for fixed income securities utilize matrix systems, which reflect such factors as security prices, yields, maturities, and ratings, and are supplemented by dealer and exchange quotations. For asset-backed securities, collateralized mortgage obligations, commercial mortgage securities, and U.S. government agency mortgage securities, pricing vendors utilize matrix pricing which considers prepayment speed, attributes of the collateral, yield or price of bonds of comparable quality, coupon, maturity, and type as well as broker/dealer-supplied prices. Equity securities, except those traded on the Nasdaq Stock Market LLC (Nasdaq), are valued at the last quoted sales price as of the time of the regular close of the New York Stock Exchange on the valuation date. Securities traded on the Nasdaq are valued in accordance with the Nasdaq Official Closing Price, which may not be the last sales price. If, on a particular day, an equity security does not trade, the mean between the bid and ask prices will be used, which approximates fair value. Futures contracts are valued at the daily quoted settlement prices. Generally, other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith under the direction of the Trust’s Board of Trustees (Board). In determining whether market quotations are readily available or fair valuation will be used, various factors will be taken into consideration, such as market closures or suspension of a trading in a security.

Federal and Foreign Income Taxes — No provision for federal income taxes has been made as the Series intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, and make the requisite distributions to shareholders. The Series evaluates tax positions taken or expected to be taken in the course of preparing the Series’ tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the “more-likely-than-not” threshold are recorded as a tax benefit or expense in the current year. Management has analyzed the Series’ tax positions taken for all open federal income tax years (Dec. 31, 2012–Dec. 31, 2015), and has concluded that no provision for federal income tax is required in the Series’ financial statements. In regard to foreign taxes only, the Series has open tax years in certain foreign countries in which it invests that may date back to the inception of the Series.

Class Accounting — Investment income and common expenses are allocated to the classes of the Series on the basis of “settled shares” of each class in relation to the net assets of the Series. Realized and unrealized gain (loss) on investments is allocated to the classes of the Series on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

Repurchase Agreements — The Series may purchase certain U.S. government securities subject to the counterparty’s agreement to repurchase them at an agreed upon date and price. The counterparty will be required on a daily basis to maintain the value of the collateral subject to the agreement at not less than the repurchase price (including accrued interest). The agreements are conditioned upon the collateral being deposited under the Federal Reserve book-entry system with the Series’ custodian or a third-party sub-custodian. In the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings. All open repurchase agreements as of the date of this report were entered into on Dec. 31, 2015 and matured on the next business day.

To Be Announced Trades (TBA) — The Series may contract to purchase or sell securities for a fixed price at a transaction date beyond the customary settlement period (examples: when issued, delayed delivery, forward commitment, or TBA transactions) consistent with the Series’ ability to manage its investment portfolio and meet redemption requests. These transactions involve a commitment by the Series to purchase or sell securities for a predetermined price or yield with payment and delivery taking place more than three days in the future, or after a period longer than the customary settlement period for that type of security. No interest will be earned by the Series on such purchases until the securities are delivered or the transaction is completed; however, the market value may change prior to delivery.

Use of Estimates — The Series is an investment company, whose financial statements are prepared in conformity with U.S. GAAP. Therefore, the Series follows the accounting and reporting guidelines for investment companies. The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the fair value of investments, the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and the differences could be material.

Other — Expenses directly attributable to the Series are charged directly to the Series. Other expenses common to various funds within the Delaware Investments® Family of Funds are generally allocated among such funds on the basis of average net assets. Management fees and some other expenses are paid monthly. Security transactions are recorded on

Limited-Term Diversified Income Series-20

 Delaware VIP® Limited-Term Diversified Income Series

 Notes to financial statements (continued)

 1. Significant Accounting Policies (continued)

the date the securities are purchased or sold (trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Interest income is recorded on the accrual basis. Discounts and premiums on debt securities are accreted or amortized to interest income, respectively, over the lives of the respective securities using the effective interest method. Realized gains (losses) on paydowns of mortgage- and asset-backed securities are classified as interest income. The Series declares dividends daily from net investment income and pays the dividends monthly and declares and pays distributions from net realized gain on investments, if any, following the close of the fiscal year. The Series may distribute more frequently, if necessary for tax purposes. Dividends and distributions, if any, are recorded on the ex-dividend date.

The Series may receive earnings credits from its custodian when positive cash balances are maintained, which may be used to offset custody fees. There were no such earnings credits for the year ended Dec. 31, 2015.

The Series receives earnings credits from its transfer agent when positive cash balances are maintained, which may be used to offset transfer agent fees. If the amount earned is greater than one dollar, the expense paid under this arrangement is included on the “Statement of operations” under “Dividend disbursing and transfer agent fees and expenses” with the corresponding expense offset shown under “Less expense paid indirectly.” For the year ended Dec. 31, 2015, the Series earned less than one dollar under this agreement.

2. Investment Management, Administration Agreements, and Other Transactions with Affiliates

In accordance with the terms of its investment management agreement, the Series pays Delaware Management Company (DMC), a series of Delaware Management Business Trust and the investment manager, an annual fee which is calculated daily at the rate of 0.50% on the first $500 million of average daily net assets of the Series, 0.475% on the next $500 million, 0.45% on the next $1.5 billion, and 0.425% on average daily net assets in excess of $2.5 billion.

Delaware Investments Fund Services Company (DIFSC), an affiliate of DMC, provides fund accounting and financial administration oversight services to the Series. For these services, DIFSC’s fees are calculated based on the aggregate daily net assets of the Delaware Investments® Family of Funds at the following annual rate: 0.0050% of the first $30 billion; 0.0045% of the next $10 billion; 0.0040% of the next $10 billion; and 0.0025% of aggregate average daily net assets in excess of $50 billion. The fees payable to DIFSC under the service agreement described above are allocated among all funds in the Delaware Investments Family of Funds on a relative net asset value basis (NAV). For the year ended Dec. 31, 2015, the Series was charged $69,132 for these services. This amount is included on the “Statement of operations” under “Accounting and administration expenses.”

DIFSC is also the transfer agent and dividend disbursing agent of the Series. For these services, DIFSC’s fees are calculated at the annual rate of 0.0075% of the Series’ average daily net assets. This amount is included on the “Statement of operations” under “Dividend disbursing and transfer agent fees and expenses.” For the year ended Dec. 31, 2015, the Series was charged $109,657 for these services. Pursuant to a sub-transfer agency agreement between DIFSC and BNY Mellon Investment Servicing (US) Inc. (BNYMIS), BNYMIS provides certain sub-transfer agency services to the Series. Sub-transfer agency fees are paid by the Series and are also included on the “Statement of operations” under “Dividend disbursing and transfer agent fees and expenses.”

Pursuant to a distribution agreement and distribution plan, the Series pays Delaware Distributors, L.P. (DDLP), the distributor and an affiliate of DMC, an annual distribution and service fee of 0.30% of the average daily net assets of the Service Class shares. DDLP has contracted to waive distribution and service fees from Jan. 1, 2015 through Dec. 31, 2015* in order to limit distribution and service fees of the Service Class shares to 0.25% of average daily net assets. Standard Class shares pay no distribution and service expenses.

As provided in the investment management agreement, the Series bears a portion of the cost of certain resources shared with DMC, including the cost of internal personnel of DMC and/or its affiliates that provide legal, tax, and regulatory reporting services to the Series. For the year ended Dec. 31, 2015, the Series was charged $35,140 for internal legal, tax, and regulatory reporting services provided by DMC and/or its affiliates’ employees. This amount is included on the “Statement of operations” under “Legal fees.”

Trustees’ fees include expenses accrued by the Series for each Trustee’s retainer and meeting fees. Certain officers of DMC, DSC, and DDLP are officers and/or Trustees of the Trust. These officers and Trustees are paid no compensation by the Series.

*The contractual waiver period is from April 30, 2014 through April 29, 2016.

3. Investments

For the year ended Dec. 31, 2015, the Series made purchases and sales of investment securities other than short-term investments as follows:

Purchases other than U.S. government securities	$1,223,290,628
Purchases of U.S. government securities	603,928,588
Sales other than U.S. government securities	1,354,445,372
Sales of U.S. government securities	480,393,163

Limited-Term Diversified Income Series-21

 Delaware VIP® Limited-Term Diversified Income Series

 Notes to financial statements (continued)

 3. Investments (continued)

At Dec. 31, 2015, the cost and unrealized appreciation (depreciation) of investments for federal income tax purposes for the Series were as follows:

Cost of Investments	Aggregate Unrealized Appreciation of Investments	Aggregate Unrealized Depreciation of Investments	Net Unrealized Depreciation of Investments
$1,487,353,612	$8,583,283	$(15,386,024)	$(6,802,741)

U.S. GAAP defines fair value as the price that the Series would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. A three-level hierarchy for fair value measurements has been established based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available under the circumstances. The Series’ investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-level hierarchy of inputs is summarized below.

Level 1	–	Inputs are quoted prices in active markets for identical investments. (Examples: equity securities, open-end investment companies, futures contracts, exchange-traded options contracts)
Level 2	–

Other observable inputs, including but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates), or other market-corroborated inputs. (Examples: debt securities, government securities, swap contracts, foreign currency exchange contracts, foreign securities utilizing international fair value pricing, broker-quoted securities, fair valued securities)

Level 3	–	Significant unobservable inputs, including the Series’ own assumptions used to determine the fair value of investments. (Examples: broker-quoted securities, fair valued securities)

Level 3 investments are valued using significant unobservable inputs. The Series may also use an income-based valuation approach in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Valuations may also be based upon current market prices of securities that are comparable in coupon, rating, maturity, and industry. The derived value of a Level 3 investment may not represent the value which is received upon disposition and this could impact the results of operations.

The following table summarizes the valuation of the Series’ investments by fair value hierarchy levels as of Dec. 31, 2015:

Securities	Level 1	Level 2	Total
Agency, asset-backed & mortgage-backed securities	$—	$695,591,144	$695,591,144
Corporate debt	—	579,073,803	579,073,803
Municipal bonds	—	6,663,797	6,663,797
Preferred Stock	—	10,008,100	10,008,100
Short-term investments	—	65,076,605	65,076,605
U.S. Treasury obligations	—	124,137,422	124,137,422
Total Value of Securities	$—	$1,480,550,871	$1,480,550,871

Futures Contracts	$(45,311)	$—	$(45,311)

During the year ended Dec. 31, 2015, there were no transfers between Level 1 investments, Level 2 investments, or Level 3 investments that had a significant impact to the Series. The Series’ policy is to recognize transfers between levels at the beginning of the reporting period.

A reconciliation of Level 3 investments is presented when the Series has a significant amount of Level 3 investments at the beginning, interim, or end of the period in relation to net assets. At Dec. 31, 2015, there were no Level 3 investments.

Limited-Term Diversified Income Series-22

 Delaware VIP® Limited-Term Diversified Income Series

 Notes to financial statements (continued)

4. Dividend and Distribution Information

Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. Additionally, distributions from net short-term gains on sales of investment securities are treated as ordinary income for federal income tax purposes. The tax character of dividends and distributions paid during the years ended Dec. 31, 2015 and 2014 were as follows:

	Year ended 12/31/15	Year ended 12/31/14
Ordinary	$21,260,960	$19,434,456

5. Components of Net Assets on a Tax Basis

As of Dec. 31, 2015, the components of net assets on a tax basis were as follows:

Shares of beneficial interest	$1,458,815,803
Undistributed ordinary income	1,167,045
Distributions payable	(440,518)
Capital loss carryforwards	(19,194,090)
Unrealized depreciation on investments and derivatives	(6,802,741)

Net assets	$1,433,545,499

The differences between book basis and tax basis components of net assets are primarily attributable to tax deferral of losses on wash sales, contingent payment debt instruments (CPDI), dividends payable, mark-to-market of futures contracts, and tax treatment of market discount and premium on debt instruments.

For financial reporting purposes, capital accounts are adjusted to reflect the tax character of permanent book/tax differences. Reclassifications are primarily due to tax treatment of market discount and premium on debt instruments and paydowns of asset- and mortgage-backed securities. Results of operations and net assets were not affected by these reclassifications. For the year ended Dec. 31, 2015, the Series recorded the following reclassifications:

Undistributed Net Investment	Accumulated Net Realized Loss
$5,086,844	$(5,086,844)

On Dec. 22, 2010, the Regulated Investment Company Modernization Act of 2010 (Act) was enacted, which changed various technical rules governing the tax treatment of regulated investment companies. The changes were generally effective for taxable years beginning after the date of enactment. Under the Act, the Series is permitted to carry forward capital losses incurred in taxable years beginning after the date of enactment for an unlimited period. Additionally, post-enactment capital loss carryforwards will retain their character as either short-term or long-term capital losses rather than being considered all short-term as permitted under previous regulation.

Losses incurred that will be carried forward under the Act are as follows:

Loss carryforward character
Short-term	Long-term
$(11,075,808)	$(8,118,282)

Limited-Term Diversified Income Series-23

 Delaware VIP® Limited-Term Diversified Income Series

 Notes to financial statements (continued)

6. Capital Shares

Transactions in capital shares were as follows:

	Year ended 12/31/15	Year ended 12/31/14

Shares sold:
Standard Class	1,433,915	2,220,917
Service Class	7,468,551	15,701,989

Shares issued upon reinvestment of dividends and distributions:
Standard Class	105,354	90,201
Service Class	2,069,058	1,869,810
	11,076,878	19,882,917

Shares redeemed:
Standard Class	(1,149,117)	(1,385,420)
Service Class	(11,809,936)	(10,184,068)
	(12,959,053)	(11,569,488)
Net increase (decrease)	(1,882,175)	8,313,429

7. Line of Credit

The Series, along with certain other funds in the Delaware Investments® Family of Funds (Participants), was a participant in a $275,000,000 revolving line of credit intended to be used for temporary or emergency purposes as an additional source of liquidity to fund redemptions of investor shares. Under the agreement, the Participants were charged an annual commitment fee of 0.08%, which was allocated across the Participants on the basis of each Participant’s allocation of the entire facility. The Participants were permitted to borrow up to a maximum of one third of their net assets under the agreement. Each Participant was individually, and not jointly, liable for its particular advances, if any, under the line of credit. The line of credit available under the agreement expired on Nov. 9, 2015.

On Nov. 9, 2015, the Series, along with the other Participants, entered into an amendment to the agreement for a $155,000,000 revolving line of credit. Under the amendment to the agreement, the Participants are charged an annual commitment fee of 0.10%, which is allocated across the Participants on the basis of each Participant’s allocation of the entire facility. Other than the annual commitment fee, the line of credit is to be used as described above and operates in substantially the same manner as the original agreement. The line of credit available under the agreement expires on Nov. 7, 2016.

The Series had no amounts outstanding as of Dec. 31, 2015 or at any time during the period then ended.

8. Derivatives

U.S. GAAP requires disclosures that enable investors to understand: (1) how and why an entity uses derivatives; (2) how they are accounted for; and (3) how they affect an entity’s results of operations and financial position.

Futures Contracts

A futures contract is an agreement in which the writer (or seller) of the contract agrees to deliver to the buyer an amount of cash or securities equal to a specific dollar amount times the difference between the value of a specific security or index at the close of the last trading day of the contract and the price at which the agreement is made. The Series may use futures in the normal course of pursuing its investment objective. The Series may invest in futures contracts to hedge its existing portfolio securities against fluctuations in fair value caused by changes in interest rates or market conditions. Upon entering into a futures contract, the Series deposits cash or pledges U.S. government securities to a broker, equal to the minimum “initial margin” requirements of the exchange on which the contract is traded. Subsequent payments are received from the broker or paid to the broker each day, based on the daily fluctuation in the market value of the contract. These receipts or payments are known as “variation margin” and are recorded daily by the Series as unrealized gains or losses until the contracts are closed. When the contracts are closed, the Series records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks of entering into futures contracts include potential imperfect correlation between the futures contracts and the underlying securities and the possibility of an illiquid secondary market for these instruments. When investing in futures, there is reduced counterparty credit risk to the Series because futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees against default. At Dec. 31, 2015, the Series posted securities comprised of U.S. Treasury obligations with a value of $342,985, as a margin for open futures contracts, which is presented on the “Schedule of investments.”

During the year ended Dec. 31, 2015, the Series entered into futures contracts to hedge the Series’ then existing portfolio securities against fluctuations in value caused by changes in interest rates or market conditions.

Limited-Term Diversified Income Series-24

 Delaware VIP® Limited-Term Diversified Income Series

 Notes to financial statements (continued)

 8. Derivatives (continued)

During the year ended Dec. 31, 2015, the Series had interest risk, which is disclosed as “Variation margin due from broker on futures contracts” on the “Statement of assets and liabilities” and as “Net realized gain on futures contracts” on the “Statement of operations.”

Derivatives Generally. The table below summarizes the average balance of derivative holdings by the Series during the year ended Dec. 31, 2015.

	Long Derivative Volume	Short Derivative Volume
Futures contracts (Average notional value)	$21,702,522	$7,829,273

9. Offsetting

In December 2011, the Financial Accounting Standards Board (FASB) issued guidance that expanded disclosure requirements on the offsetting of certain assets and liabilities. The disclosures are required for investments and derivative financial instruments subject to master netting or similar agreements which are eligible for offset in the “Statement of assets and liabilities” and require an entity to disclose both gross and net information about such investments and transactions in the financial statements. In January 2013, the FASB issued guidance that clarified which investments and transactions are subject to the offsetting disclosure requirements. The scope of the disclosure requirements for offsetting is limited to derivative instruments, repurchase agreements and reverse repurchase agreements, and securities borrowing. The guidance is effective for financial statements with fiscal years beginning on or after Jan. 1, 2013, and interim periods within those fiscal years.

In order to better define its contractual rights and to secure rights that will help the Series mitigate its counterparty risk, the Series entered into an International Swaps and Derivatives Association, Inc. Master Agreement (ISDA Master Agreement) or a similar agreement with certain of its derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between the Series and a counterparty that governs certain over-the-counter (OTC) derivatives and foreign exchange contracts and typically contains, among other things, collateral posting items and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Series may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default (close-out), including the bankruptcy or insolvency of the counterparty. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency, or other events.

For financial reporting purposes, the Series does not offset derivatives assets and derivatives liabilities that are subject to netting arrangements in the “Statement of assets and liabilities.”

At Dec. 31, 2015, the Series had the following assets and liabilities subject to offsetting provisions:

Offsetting of Financial Assets and Liabilities and Derivative Assets and Liabilities

Master Repurchase Agreements

Counterparty	Repurchase Agreements	Fair Value of Non-Cash Collateral Received	Cash Collateral Received	Net Collateral Received	Net Exposure(a)
Bank of America Merrill Lynch	$2,061,747	$(2,061,747)	$—	$(2,061,747)	$—
Bank of Montreal	3,436,246	(3,436,246)	—	(3,436,246)	—
BNP Paribas	449,007	(449,007)	—	(449,007)	—
Total	$5,947,000	$(5,947,000)	$—	$(5,947,000)	$—

(a)Net exposure represents the receivable(payable) that would be due from(to) the counterparty in the event of default.

10. Securities Lending

The Series, along with other funds in the Delaware Investments® Family of Funds, may lend its securities pursuant to a security lending agreement (Lending Agreement) with The Bank of New York Mellon (BNY Mellon). At the time a security is loaned, the borrower must post collateral equal to the required percentage of the market value of the loaned security, including any accrued interest. The required percentage is: (1) 102% with respect to U.S. securities and foreign securities that are denominated and payable in U.S. dollars; and (2) 105% with respect to foreign securities. With respect to each loan, if on any business day the aggregate market value of securities collateral plus cash collateral held is less than the aggregate market value of the securities that are the subject of such loan, the borrower will be notified to provide additional collateral by the end of the following business day, which, together with the collateral already held, will be not less than the applicable initial collateral requirements for such security loan. If the aggregate market value of securities collateral and cash collateral held with respect to a security loan exceeds the applicable initial collateral requirement, upon the request of the borrower, BNY Mellon must return enough collateral to the borrower by the end of the following business day to reduce the value of the remaining collateral to the applicable initial collateral requirement for such security loan. As a result of the foregoing, the value of the collateral held with respect to a loaned security on any particular day may be more or less than the value of the security on loan.

Limited-Term Diversified Income Series-25

 Delaware VIP® Limited-Term Diversified Income Series

 Notes to financial statements (continued)

 10. Securities Lending (continued)

Prior to Dec. 29, 2015, cash collateral received was generally invested in the Delaware Investments Collateral Fund No. 1 (Collective Trust), a pooled account established by BNY Mellon for the use of funds managed by DMC that participate in BNY Mellon’s securities lending program. The Collective Trust sought to maintain a net asset value per unit of $1.00. Under the previous investment guidelines, the Collective Trust was permitted to invest in U.S. government securities and high-quality corporate debt, asset-backed and other money market securities, and in repurchase agreements collateralized by such securities, provided that the Collective Trust would generally have a dollar-weighted average portfolio maturity of 60 days or less.

On Dec. 29, 2015, the assets in the Collective Trust were transferred to a series of individual separate accounts, each corresponding to a Series. The investment guidelines permit each separate account to hold certain securities that would be considered eligible securities for a money market fund. Cash collateral received is generally invested in government securities; certain obligations issued by government sponsored enterprises; repurchase agreements collateralized by U.S. Treasury securities; obligations issued by the central government of any Organization for Economic Cooperation and Development (OECD) country or its agencies, instrumentalities, or establishments; obligations of supranational organizations; commercial paper, notes, bonds, and other debt obligations; certificates of deposit, time deposits, and other bank obligations; and asset-backed securities.

In the event of default or bankruptcy by the lending agent, realization and/or retention of the collateral may be subject to legal proceedings. In the event the borrower fails to return loaned securities and the collateral received is insufficient to cover the value of the loaned securities and provided such collateral shortfall is not the result of investment losses, the lending agent has agreed to pay the amount of the shortfall to the Series or, at the discretion of the lending agent, replace the loaned securities. The Series continues to record dividends or interest, as applicable, on the securities loaned and is subject to changes in value of the securities loaned that may occur during the term of the loan. The Series has the right under the Lending Agreement to recover the securities from the borrower on demand. With respect to security loans collateralized by non-cash collateral, the Series receives loan premiums paid by the borrower. With respect to security loans collateralized by cash collateral, the earnings from the collateral investments are shared among the Series, the security lending agent, and the borrower. The Series records security lending income net of allocations to the security lending agent and the borrower.

The Series may incur investment losses as a result of investing securities lending collateral. This could occur if an investment in the collateral investment account defaulted or became impaired. Under those circumstances, the value of a Series’s cash collateral account may be less than the amount the Series would be required to return to the borrowers of the securities and the Series would be required to make up for this shortfall.

During the year ended Dec. 31, 2015, the Series had no securities out on loan.

11. Credit and Market Risk

The Series invests in fixed income securities whose value is derived from an underlying pool of mortgages or consumer loans. The value of these securities is sensitive to changes in economic conditions, including delinquencies and/or defaults, and may be adversely affected by shifts in the market’s perception of the issuers and changes in interest rates. Investors receive principal and interest payments as the underlying mortgages and consumer loans are paid back. Some of these securities are collateralized mortgage obligations (CMOs). CMOs are debt securities issued by U.S. government agencies or by financial institutions and other mortgage lenders, which are collateralized by a pool of mortgages held under an indenture. Prepayment of mortgages may shorten the stated maturity of the obligations and can result in a loss of premium, if any has been paid. Certain of these securities may be stripped (securities which provide only the principal or interest feature of the underlying security). The yield to maturity on an interest-only CMO is extremely sensitive not only to changes in prevailing interest rates, but also to the rate of principal payments (including prepayments) on the related underlying mortgage assets. A rapid rate of principal payments may have a material adverse affect on the Series’ yield to maturity. If the underlying mortgage assets experience greater than anticipated prepayments of principal, the Series may fail to recoup its initial investment in these securities even if the securities are rated in the highest rating categories.

The Series invests in high yield fixed income securities, which are securities rated lower than BBB- by Standard & Poor’s and lower than Baa3 by Moody’s Investor Services, or similarly rated by another nationally recognized statistical rating organization. Investments in these higher yielding securities are generally accompanied by a greater degree of credit risk than higher rated securities. Additionally, lower rated securities may be more susceptible to adverse economic and competitive industry conditions than investment grade securities.

The Series invests in certain obligations held by the Series that may have liquidity protection designed to ensure that the receipt of payments due on the underlying security is timely. Such protection may be provided through guarantees, insurance policies or letter of credit obtained by the issuer or sponsor through third parties, through various means of structuring the transaction or through a combination of such approaches. The Series will not pay any additional fees for such credit support, although the existence of credit support may increase the price of the security.

The Series may invest up to 15% of its net assets in illiquid securities, which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended, and other securities which may not be readily marketable. The relative illiquidity of these securities may impair the Series from disposing of them in a timely manner and at a fair price when it is necessary or desirable to do so. While maintaining oversight, the Board has delegated to DMC the day-to-day functions of determining whether individual securities are liquid for purposes of the Series’ limitation on investments in illiquid securities. Securities eligible for resale pursuant to Rule 144A, which are determined to be liquid, are not subject to the Series’ 15% limit on investments in illiquid securities. Rule 144A and illiquid securities have been identified on the

Limited-Term Diversified Income Series-26

 Delaware VIP® Limited-Term Diversified Income Series

 Notes to financial statements (continued)

 11. Credit and Market Risk (continued)

“Schedule of investments.” When monitoring compliance with the Series’ illiquid limit, certain holdings that are common to multiple clients of the investment manager may be aggregated and considered illiquid in the aggregate solely for monitoring purposes. For purposes of determining illiquidity for financial reporting purposes, only the holdings of the Series will be considered.

12. Contractual Obligations

The Series enters into contracts in the normal course of business that contain a variety of indemnifications. The Series’ maximum exposure under these arrangements is unknown. However, the Series has not had prior claims or losses pursuant to these contracts. Management has reviewed the Series’ existing contracts and expects the risk of loss to be remote.

13. Recent Accounting Pronouncements

In May 2015, the FASB issued Accounting Standards Update (“ASU”) No. 2015-07 regarding “Disclosures for Investments in Certain Entities That Calculate Net Asset Value per Share.” The amendments in this update are effective for the Series for fiscal years beginning after Dec. 15, 2015, and interim periods within those fiscal years. ASU No. 2015-07 will eliminate the requirement to categorize investments in the fair value hierarchy if their fair value is measured at net asset value per share (or its equivalent) using the practical expedient in the FASB’s fair value measurement guidance. Management is evaluating the impact, if any, of this guidance on the Series’ financial statement disclosures.

14. Subsequent Events

Management has determined that no material events or transactions occurred subsequent to Dec. 31, 2015 that would require recognition or disclosure in the Series’ financial statements.

Limited-Term Diversified Income Series-27

 Delaware VIP® Trust — Delaware VIP Limited-Term Diversified Income Series

 Report of independent registered public accounting firm

To the Board of Trustees of Delaware VIP Trust and Shareholders of Delaware VIP Limited-Term Diversified Income Series:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Delaware VIP Limited-Term Diversified Income Series (one of the series constituting Delaware VIP Trust, hereafter referred to as the “Series”) at December 31, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Series’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2015 by correspondence with the custodian and brokers and the application of alternative auditing procedures where securities purchased had not been received, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

February 17, 2016

Limited-Term Diversified Income Series-28

 Delaware VIP® Trust — Delaware VIP Limited-Term Diversified Income Series

 Other Series information (Unaudited)

Board consideration of Delaware VIP Limited-Term Diversified Income Series investment management agreement

At a meeting held on Aug. 18–20, 2015 (the “Annual Meeting”), the Board of Trustees (collectively referred to here as the “Board”), including a majority of disinterested or independent Trustees, approved the renewal of the Investment Management Agreement for Delaware VIP Limited-Term Diversified Income Series (the “Series”). In making its decision, the Board considered information furnished at regular quarterly Board meetings, including reports detailing Series performance, investment strategies, and expenses, as well as information prepared specifically in connection with the renewal of the investment advisory and sub-advisory contracts. Information furnished specifically in connection with the renewal of the Investment Management Agreement with Delaware Management Company (“DMC”) included materials provided by DMC and its affiliates (“Delaware Investments”) concerning, among other things, the nature, extent, and quality of services provided to the Series; the costs of such services to the Series; economies of scale; and the investment manager’s financial condition and profitability. In addition, in connection with the Annual Meeting, reports were provided to the Trustees in May 2015 and included reports provided by Lipper, Inc., an independent statistical compilation organization (“Lipper”). The Lipper reports compared the Series’ investment performance and expenses with those of other comparable mutual funds. The Independent Trustees reviewed and discussed the Lipper reports with independent legal counsel to the Independent Trustees. In addition to the information noted above, the Board also requested and received information regarding DMC’s policy with respect to advisory fee levels and its breakpoint philosophy; the structure of portfolio manager compensation; comparative client fee information; and any constraints or limitations on the availability of securities for certain investment styles, which had in the past year inhibited, or which were likely in the future to inhibit, the investment manager’s ability to invest fully in accordance with Series policies.

In considering information relating to the approval of the Series’ advisory agreement, the Independent Trustees received assistance and advice from and met separately with independent legal counsel to the Independent Trustees. They also engaged a consultant to assist them in analyzing portions of the data received. The Independent Trustees reviewed and discussed with such consultant two reports prepared by the consultant with respect to such data. Although the Board gave attention to all information furnished, the following discussion identifies, under separate headings, the primary factors taken into account by the Board during its contract renewal considerations.

Nature, extent, and quality of service. The Board considered the services provided by DMC to the Series and its shareholders. In reviewing the nature, extent, and quality of services, the Board considered reports furnished to it throughout the year, which covered matters such as the relative performance of the Series; compliance of portfolio managers with the investment policies, strategies, and restrictions for the Series; compliance by DMC and Delaware Distributors, L.P. (together, “Management”) personnel with the Code of Ethics adopted throughout the Delaware Investments® Family of Funds complex; and adherence to fair value pricing procedures as established by the Board. The Board was pleased with the current staffing of the Series’ investment adviser and the emphasis placed on research in the investment process. The Board recognized DMC’s receipt of several industry distinctions during the past several years. The Board gave favorable consideration to DMC’s efforts to control expenditures while maintaining service levels committed to Series matters. The Board noted that in November 2013 Management negotiated a substantial reduction in fees for fund accounting services provided to the Series. The Board was satisfied with the nature, extent, and quality of the overall services provided by DMC.

Investment performance. The Board placed significant emphasis on the investment performance of the Series in view of the importance of investment performance to shareholders. Although the Board gave appropriate consideration to performance reports and discussions with portfolio managers at Board meetings throughout the year, the Board gave particular weight to the Lipper reports furnished for the Annual Meeting. The Lipper reports prepared for the Series showed the investment performance of its Standard Class shares in comparison to a group of similar funds as selected by Lipper (the “Performance Universe”). A fund with the best performance ranked first, and a fund with the poorest performance ranked last. The highest/best performing 25% of funds in the Performance Universe make up the first quartile; the next 25%, the second quartile; the next 25%, the third quartile; and the poorest/worst performing 25% of funds in the Performance Universe make up the fourth quartile. Comparative annualized performance for the Series was shown for the past 1-, 3-, 5-, and 10-year periods, as applicable, ended March 31, 2015. The Board’s objective is that the Series’ performance for the periods considered be at or above the median of its Performance Universe.

The Performance Universe for the Series consisted of the Series and all short-intermediate investment-grade debt funds underlying variable insurance products as selected by Lipper. The Lipper report comparison showed that the Series’ total return for the 1-, 5-, and 10-year periods was in the first quartile of its Performance Universe. The report further showed that the Series’ total return for the 3-year period was in the third quartile of its Performance Universe. The Board was satisfied with performance.

Comparative expenses. The Board considered expense comparison data for the Delaware Investments Family of Funds. Management provided the Board with information on pricing levels and fee structures for the Series as of its most recently completed fiscal year. The Board also focused on the comparative analysis of effective management fees and total expense ratios of the Series versus effective management fees and expense ratios of a group of similar funds as selected by Lipper (the “Expense Group”). In reviewing comparative costs, the Series’ contractual management fee and the actual management fee incurred by the Series were compared with the contractual management fees (assuming all funds in the Expense Group were similar in size to the Series) and actual management fees (as reported by each fund) within the Expense Group, taking into account any applicable breakpoints and fee waivers. The Series’ total expenses were also compared with those of its Expense Group. The Lipper total expenses, for comparative consistency, were shown by Lipper for Standard Class shares which do not charge 12b-1 and non-12b-1 service fees. The Board considered fees paid to DMC for non-management services. The Board’s objective is to limit the Series’ total expense ratio to be competitive with that of the Expense Group.

Limited-Term Diversified Income Series-29

 Delaware VIP® Trust — Delaware VIP Limited-Term Diversified Income Series

 Other Series information (Unaudited)

Board consideration of Delaware VIP Limited-Term Diversified Income Series investment management agreement (continued)

The expense comparisons for the Series showed that the actual management fee and total expenses were in the quartile with the second highest expenses of its Expense Group. The Series’ total expenses were not in line with the Board’s objective. In evaluating total expenses, the Board considered 12b-1 waivers in place through April 29, 2016 and various initiatives implemented by Management. The Board was satisfied with Management’s efforts to improve the Series’ total expense ratio and to bring it in line with the Board’s objective.

Management profitability. The Board considered the level of profits realized by DMC in connection with the operation of the Series. In this respect, the Board reviewed the Investment Management Profitability Analysis that addressed the overall profitability of DMC’s business in providing management and other services to each of the individual funds and the Delaware Investments® Family of Funds as a whole. Specific attention was given to the methodology followed in allocating costs for the purpose of determining profitability. Management stated that the level of profits of DMC, to a certain extent, reflects recent operational cost savings and efficiencies initiated by DMC. The Board considered DMC’s efforts to improve services provided to fund shareholders and to meet additional regulatory and compliance requirements resulting from recent industry-wide Securities and Exchange Commission initiatives. The Board also considered the extent to which DMC might derive ancillary benefits from fund operations, including the potential for procuring additional business as a result of the prestige and visibility associated with its role as service provider to the Delaware Investments Family of Funds and the benefits from allocation of fund brokerage to improve trading efficiencies. The Board found that the management fees were reasonable in light of the services rendered and the profitability of DMC.

Economies of scale. The Trustees considered whether economies of scale are realized by DMC as the Series’ assets increase and the extent to which any economies of scale are reflected in the level of management fees charged. The Trustees reviewed the standardized advisory fee pricing and structure approved by the Board and shareholders, which includes breakpoints, and which applies to most funds in the Delaware Investments Family of Funds complex. Breakpoints in the advisory fee occur when the advisory fee rate is reduced on assets in excess of specified levels. Breakpoints result in a lower advisory fee, than would otherwise be the case in the absence of breakpoints, when the asset levels specified in the breakpoints are exceeded. The Board noted that the fee under the Series’ management contract fell within the standardized fee pricing structure. The Board also noted that the Series’ assets exceeded the second breakpoint level. The Board believed that, given the extent to which economies of scale might be realized by the adviser and its affiliates, the schedule of fees under the Investment Management Agreement provides a sharing of benefits with the Series and its shareholders.

Tax Information

All disclosures are based on financial information available as of the date of this annual report and, accordingly are subject to change. For any and all items requiring reporting, it is the intention of the Series to report the maximum amount permitted under the Internal Revenue Code and the regulations thereunder.

For the year ended Dec. 31, 2015, the Series reports distributions paid during the year as follows:

(A) Ordinary Income Distributions (Tax Basis)
100.00%

(A) is based on a percentage of the Series’ total distributions.

Limited-Term Diversified Income Series-30

Delaware Investments® Family of Funds

Board of trustees / directors and officers addendum

A mutual fund is governed by a Board of Trustees/Directors (“Trustees”), which has oversight responsibility for the management of a fund’s business affairs. Trustees establish procedures and oversee and review the performance of the investment manager, the distributor, and others who perform services for the fund. The independent fund trustees, in particular, are advocates for shareholder interests. Each trustee has served in that capacity since he or she was elected to or appointed to the Board of Trustees, and will continue to serve until his or her retirement or the election of a new trustee in his or her place. The following is a list of the Trustees and Officers with certain background and related information.

Name, Address, and Birth Date	Position(s) Held with Fund(s)	Length of Time Served	Principal Occupation(s) During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee or Officer	Other Directorships Held by Trustee or Officer
INTERESTED TRUSTEE

Shawn K. Lytle[1] 2005 Market Street Philadelphia, PA 19103 February 1970	President, Chief Executive Officer, and Trustee	Trustee since September 2015 President and Chief Executive Officer since August 2015	Shawn K. Lytle has served as President of Delaware Investments[2] since June 2015 and was the Regional Head of Americas for UBS Global Asset Management from 2010 through 2015.	65	Trustee — UBS Relationship Funds, SMA Relationship Trust, and UBS Funds (May 2010–April 2015)
INDEPENDENT TRUSTEES

Thomas L. Bennett 2005 Market Street Philadelphia, PA 19103 October 1947	Chairman and Trustee	Trustee since March 2005 Chairman since March 2015	Private Investor (March 2004–Present)	65	Director — Bryn Mawr Bank Corp. (BMTC) (2007–2011)
Ann D. Borowiec 2005 Market Street Philadelphia, PA 19103 November 1958	Trustee	Since March 2015	Chief Executive Officer Private Wealth Management (2011–2013) and Market Manager, New Jersey Private Bank (2005–2011) — J.P. Morgan Chase & Co.	65	None
Joseph W. Chow 2005 Market Street Philadelphia, PA 19103 January 1953	Trustee	Since January 2013	Executive Vice President (Emerging Economies Strategies, Risk and Corporate Administration) State Street Corporation (July 2004–March 2011)	65	Director and Audit Committee Member — Hercules Technology Growth Capital, Inc. (2004–2014)
John A. Fry 2005 Market Street Philadelphia, PA 19103 May 1960	Trustee	Since January 2001	President — Drexel University (August 2010–Present) President — Franklin & Marshall College (July 2002–July 2010)	65	Director — Hershey Trust Company Director, Audit Committee, and Governance Committee Member — Community Health Systems Director — Drexel Morgan & Co.
Lucinda S. Landreth 2005 Market Street Philadelphia, PA 19103 June 1947	Trustee	Since March 2005	Private Investor (2004–Present)	65	None

Limited-Term Diversified Income Series-31

Name, Address, and Birth Date	Position(s) Held with Fund(s)	Length of Time Served	Principal Occupation(s) During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee or Officer	Other Directorships Held by Trustee or Officer

Frances A. Sevilla-Sacasa 2005 Market Street Philadelphia, PA 19103 January 1956	Trustee	Since September 2011	Chief Executive Officer — Banco Itaú International (April 2012–Present) Executive Advisor to Dean (August 2011–March 2012) and Interim Dean (January 2011–July 2011) — University of Miami School of Business Administration President — U.S. Trust, Bank of America Private Wealth Management (Private Banking) (July 2007–December 2008)	65	Trust Manager and Audit Committee Member — Camden Property Trust

Thomas K. Whitford 2005 Market Street Philadelphia, PA 19103 March 1956	Trustee	Since January 2013	Vice Chairman (2010–April 2013) Chief Administrative Officer (2008–2010) and Executive Vice President and Chief Administrative Officer (2007–2009) — PNC Financial Services Group	65	Director — HSBC Finance Corporation and HSBC North America Holdings Inc. Director — HSBC Bank
Janet L. Yeomans 2005 Market Street Philadelphia, PA 19103 July 1948	Trustee	Since April 1999	Vice President and Treasurer (January 2006–July 2012) Vice President — Mergers & Acquisitions (January 2003–January 2006), and Vice President and Treasurer (July 1995–January 2003) 3M Corporation	65	Director, Audit and Compliance Committee Chair, Investment Committee Member, and Governance Committee Member — Okabena Company Chair — 3M Investment Management Company (2005–2012)
OFFICERS

David F. Connor 2005 Market Street Philadelphia, PA 19103 December 1963	Senior Vice President, General Counsel, and Secretary	Senior Vice President, since May 2013; General Counsel since May 2015; Secretary since October 2005	David F. Connor has served as Senior Vice President of the Fund(s) and the investment advisor since 2013, General Counsel of the Fund(s) and the investment advisor since 2015, Secretary of the Fund(s) and the investment advisor since 2005.	65	None[3]
Daniel V. Geatens 2005 Market Street Philadelphia, PA 19103 October 1972	Vice President and Treasurer	Treasurer since October 2007	Daniel V. Geatens has served as Vice President and Treasurer of the Fund(s) since 2007 and Vice President and Director of Financial Administration of the investment advisor since 2010.	65	None[3]
Richard Salus 2005 Market Street Philadelphia, PA 19103 October 1963	Senior Vice President and Chief Financial Officer	Chief Financial Officer since November 2006	Richard Salus has served as Senior Vice President and Chief Financial Officer of the Fund(s) and the investment advisor since 2006.	65	None[3]

[1]	Shawn K. Lytle is considered to be an “Interested Trustee” because he is an executive officer of the Fund’s(s’) investment advisor.
[2]	Delaware Investments is the marketing name for Delaware Management Holdings, Inc. and its subsidiaries, including the Fund’s(s’) investment advisor, principal underwriter, and its transfer agent.
[3]	David F. Connor, Daniel V. Geatens, and Richard Salus serve in similar capacities for the six portfolios of the Optimum Fund Trust, which have the same investment advisor, principal underwriter, and transfer agent as the registrant.

The Statement of Additional Information for the Fund(s) includes additional information about the Trustees and Officers and is available, without charge, upon request by calling 800 523-1918.

Limited-Term Diversified Income Series-32

The Series files its complete schedule of portfolio holdings with the Securities and Exchange Commission (Commission) for the first and third quarters of each fiscal year on Form N-Q. The Series’ Forms N-Q, as well as a description of the policies and procedures that the Series uses to determine how to vote proxies (if any) relating to portfolio securities are available without charge (i) upon request, by calling 800 523-1918; and (ii) on the Commission’s website at sec.gov. In addition, a description of the policies and procedures that the Series uses to determine how to vote proxies (if any) relating to portfolio securities and the Schedule of Investments included in the Series’ most recent Form N-Q are available without charge on the Delaware Investments® Funds’ website at delawareinvestments.com. The Series’ Forms N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling 800 SEC-0330.

Information (if any) regarding how the Series voted proxies relating to portfolio securities during the most recently disclosed 12-month period ended June 30 is available without charge (i) through the Delaware Investments Funds’ website at delawareinvestments.com; and (ii) on the Commission’s website at sec.gov.

AR-VIPLTD [12/15] BNY 20821 (2/16) (16014)	Limited-Term Diversified Income Series-33

Delaware VIP® Trust
Delaware VIP REIT Series
Annual report
December 31, 2015

Neither Delaware Investments nor its affiliates noted in this document are authorized deposit-taking institutions for the purpose of the Banking Act 1959 (Commonwealth of Australia). The obligations of these entities do not represent deposits or other liabilities of Macquarie Bank Limited (MBL). MBL does not guarantee or otherwise provide assurance in respect of the obligations of these entities, unless noted otherwise.

Unless otherwise noted, views expressed herein are current as of Dec. 31, 2015, and subject to change for events occurring after such date.

The Series is not FDIC insured and is not guaranteed. It is possible to lose the principal amount invested.

Mutual fund advisory services provided by Delaware Management Company, a series of Delaware Management Business Trust, which is a registered investment advisor and member of Macquarie Group. Delaware Investments, a member of Macquarie Group, refers to Delaware Management Holdings, Inc. and its subsidiaries, including the Series’ distributor, Delaware Distributors, L.P. Macquarie Group refers to Macquarie Group Limited and its subsidiaries and affiliates worldwide.

This material may be used in conjunction with the offering of shares in Delaware VIP REIT Series only if preceded or accompanied by the Series’ current prospectus or the summary prospectus.

© 2016 Delaware Management Holdings, Inc.

All third-party marks cited are the property of their respective owners.

Delaware VIP® Trust — Delaware VIP REIT Series
Portfolio management review	January 12, 2016

For the fiscal year ended Dec. 31, 2015, Delaware VIP REIT Series Standard Class shares returned +3.75% and Service Class shares returned +3.52% (both figures reflect returns with all dividends reinvested). The Series’ benchmark, the FTSE NAREIT Equity REITs Index, returned +3.20% for the same period.

Throughout the fiscal year, the expectation that the U.S. Federal Reserve would raise short-term interest rates had an adverse impact on real estate securities. Although the actual increase did not materialize until December, valuations declined nearly 17% from the market’s peak in January to its trough in early September (as represented by the FTSE NAREIT Equity REITs Index). Real estate securities recovered modestly from that point on.

Real estate fundamentals were positive overall and improved throughout the year. With few properties being built in most sectors, real estate supply was very limited, while occupancy increased and rental rates grew. A modest rise in the cost of credit during the period posed a challenge, however, as real estate investment trusts (REITs), which operate with a high degree of leverage, are vulnerable to changes in credit costs.

Strength and also challenges in healthcare

A substantial underweight allocation to healthcare REITs resulted in the Series’ largest relative contribution to performance. The Series benefited by forgoing purchasing a position in HCP, a weak-performing operator of healthcare facilities with disappointing financial results, until later in the year when we believed much of the bad news had been priced into the shares. We ultimately exited the position.

The Series’ was hurt by its exposure to Ventas. Although we thought Ventas was better positioned than many of its competitors in its senior-housing niche, it also struggled, hampering relative performance.

The Series’ investments in the self-storage sector – by far the strongest-performing group in the benchmark – added significant value, led by an overweighting in Extra Space Storage. The industry’s lack of supply and the company’s use of new advertising technologies were beneficial. After the stock had gained more than 40% year-to-date, we trimmed the position and reinvested in other self-storage stocks we believed had more upside.

In the regional malls group, Simon Property Group, the largest mall REIT, was a meaningful relative contributor. The company benefited from its high-quality assets in desirable locations. Although security selection in regional malls added value overall, one stock that detracted from Series results was General Growth Properties, which lagged as investors appeared concerned about the company’s above-average leverage.

Apartment REITs continued to perform well, as the entire industry benefited from a positive fundamental backdrop. The Series’ overweight to the sector, and specifically its position in apartment operator UDR, contributed to relative performance.

Challenges of hotel REITs

The hotel sector was the weakest-performing category in the index during the fiscal year. Increased supply in New York City, a strong dollar that slowed travel from overseas, and renovation and union-related issues in San Francisco all weighed on performance.

The Series’ overweighting in Host Hotels & Resorts particularly hurt performance. Industry-wide challenges and the company’s weaker-than-expected financial projections and relatively poor management were to blame. As the stock’s valuation improved, we added to the Series’ position. Other detractors included Pebblebrook Hotel Trust and Hilton Worldwide Holdings.

Portfolio positioning

We took advantage of the sharp market selloff between January and September 2015 to add to positions we considered to be attractive at improved valuations. We emphasized areas of the REIT market that we thought would likely continue to benefit from good fundamentals and that, in our view, were positioned to withstand interest rate volatility. This led us to look for opportunities in such sectors as self-storage, apartments, regional malls, and manufactured home REITs. That said, in light of rising valuations in these areas, we sought to reduce risk by trimming the Series’ allocation to all but the regional malls category.

Meanwhile, we limited exposure to areas of the market where we believed slower growth and longer lease durations would make REITs more sensitive to rate changes. These included the healthcare and so-called “freestanding,” or triple-net, categories, both of which we significantly underweighted in the Series.

At fiscal year end, we continue to find what we believe are good investments at attractive valuations in select areas of the REIT market. We also think that heightened volatility may create occasional shorter-term investment opportunities.

Unless otherwise noted, views expressed herein are current as of Dec. 31, 2015, and subject to change.
REIT Series-1

Delaware VIP® Trust — Delaware VIP REIT Series	January 12, 2016
Portfolio management review (continued)

Regardless of the underlying market backdrop, our investment approach remains consistent: We want to own companies that in our opinion have the potential to generate increasing cash flows and the ability to raise capital in a prudent fashion. Given the short-term variability of financial markets, we remind investors in global property stocks that real estate, in our view, is best seen as a long-term investment.

Unless otherwise noted, views expressed herein are current as of Dec. 31, 2015, and subject to change.
REIT Series-2

 Delaware VIP® Trust — Delaware VIP REIT Series

 Performance summary

The performance quoted represents past performance and does not guarantee future results. Investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted.

Carefully consider the Series’ investment objectives, risk factors, charges, and expenses before investing. This and other information can be found in the Series’ prospectus and its summary prospectus, which may be obtained by calling 800 523-1918. Investors should read the prospectus and the summary prospectus carefully before investing.

Delaware VIP REIT Series Average annual total returns For periods ended Dec. 31, 2015	1 year	3 years	5 years	10 years	Lifetime
Standard Class shares (commenced operations on May 4, 1998)	+3.75%	+11.11%	+12.22%	+7.53%	+9.74%

Service Class shares (commenced operations on May 1, 2000)	+3.52%	+10.86%	+11.94%	+7.26%	+11.01%

FTSE NAREIT Equity REITs Index	+3.20%	+11.23%	+11.96%	+7.41%	n/a

Returns reflect the reinvestment of all distributions. Please see page 3 for a description of the index.

As described in the Series’ most recent prospectus, the net expense ratio for Service Class shares of the Series was 1.09%, while total operating expenses for Standard Class and Service Class shares were 0.84% and 1.14%, respectively. The management fee for Standard Class and Service Class shares was 0.75%.

The Series’ distributor has contracted to limit the 12b-1 fees for Service Class shares to 0.25% of average daily net assets from Jan. 1, 2015 through Dec. 31, 2015.*

Earnings from a variable annuity or variable life investment compound tax-free until withdrawal, and as a result, no adjustments were made for income taxes.

Expense limitations were in effect for both classes during certain periods shown in the Series’ performance chart above and in the Performance of a $10,000 Investment graph on the next page.

Performance data do not reflect insurance fees related to a variable annuity or variable life investment or the deferred sales charge that would apply to certain withdrawals of investments held for fewer than eight years. Performance shown here would have been reduced if such fees were included and the expense limitation removed. For more information about fees, consult your variable annuity or variable life prospectus.

Investments in variable products involve risk.

Narrowly focused investments may exhibit higher volatility than investments in multiple industry sectors.

REIT investments are subject to many of the risks associated with direct real estate ownership, including changes in economic conditions, credit risk, and interest rate fluctuations.

A REIT fund’s tax status as a regulated investment company could be jeopardized if it holds real estate directly, as a result of defaults, or receives rental income from real estate holdings.

The Series may invest in derivatives, which may involve additional expenses and are subject to risk, including the risk that an underlying security or securities index moves in the opposite direction from what the portfolio manager anticipated. A derivative transaction depends upon the counterparties’ ability to fulfill their contractual obligations.

Please read both the contract and underlying prospectus for specific details regarding the product’s risk profile.

*The contractual waiver period is from April 30, 2014 through April 29, 2016.

REIT Series-3

 Delaware VIP® REIT Series

 Performance summary (continued)

For period beginning Dec. 31, 2005 through Dec. 31, 2015	Starting value	Ending value
–– Delaware VIP REIT Series (Standard Class)	$10,000	$20,661
– – FTSE NAREIT Equity REITs Index	$10,000	$20,432

The chart shows a $10,000 investment in the Delaware VIP REIT Series Standard Class shares for the period from Dec. 31, 2005 through Dec. 31, 2015.

The chart also shows $10,000 invested in the FTSE NAREIT Equity REITs Index for the period from Dec. 31, 2005 through Dec. 31, 2015. The FTSE NAREIT Equity REITs Index measures the performance of all publicly traded equity real estate investment trusts (REITs) traded on U.S. exchanges, excluding timber and infrastructure REITs.

Index performance returns do not reflect any management fees, transaction costs or expenses. Indices are unmanaged and one cannot invest directly in an index.

Performance of Service Class shares will vary due to different charges and expenses.

Past performance is not a guarantee of future results.

REIT Series-4

 Delaware VIP® Trust — Delaware VIP REIT Series

 Disclosure of Series expenses

 For the six-month period from July 1, 2015 to December 31, 2015 (Unaudited)

As a shareholder of the Series, you incur ongoing costs, which may include management fees; distribution and/or service (12b-1) fees; and other Series expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Series and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period from July 1, 2015 to Dec. 31, 2015.

Actual expenses

The first section of the table shown, “Actual Series return,” provides information about actual account values and actual expenses. You may use the information in this section of the table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical example for comparison purposes

The second section of the table shown, “Hypothetical 5% return,” provides information about hypothetical account values and hypothetical expenses based on the Series’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Series’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Series and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. As a shareholder of the Series, you do not incur any transaction costs, such as sales charges (loads), redemption fees or exchange fees, but shareholders of other funds may incur such costs. Also, the fees related to the variable annuity investment or the deferred sales charge that could apply have not been included. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The Series’ actual expenses shown in the table reflect fee waivers in effect for Service Class shares. The expenses shown in the table assume reinvestment of all dividends and distributions.

Expense analysis of an investment of $1,000

	Beginning Account Value 7/1/15	Ending Account Value 12/31/15	Annualized Expense Ratio	Expenses Paid During Period 7/1/15 to 12/31/15*
Actual Series return†
Standard Class	$1,000.00	$1,105.80	0.84%	$4.46
Service Class	1,000.00	1,104.50	1.09%	5.78
Hypothetical 5% return (5% return before expenses)
Standard Class	$1,000.00	$1,020.97	0.84%	$4.28
Service Class	1,000.00	1,019.71	1.09%	5.55

*	“Expenses Paid During Period” are equal to the Series’ annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

†	Because actual returns reflect only the most recent six-month period, the returns shown may differ significantly from fiscal year returns.

REIT Series-5

 Delaware VIP® Trust — Delaware VIP REIT Series

 Security type / sector allocation and top 10 equity holdings

 As of December 31, 2015 (Unaudited)

Sector designations may be different than the sector designations presented in other Series materials. The sector designations may represent the investment manager’s internal sector classifications, which may result in the sector designations for one series being different than another series’ sector designations.

Security type / sector	Percentage of net assets
Common Stock	97.86%
Diversified REITs	5.06%
Healthcare REITs	6.25%
Hotel REITs	4.55%
Industrial REITs	6.68%
Mall REITs	16.08%
Manufactured Housing REIT	1.17%
Multifamily REITs	18.42%
Office REITs	12.00%
Office/Industrial REITs	4.58%
Self-Storage REITs	8.89%
Shopping Center REITs	11.19%
Single Tenant REITs	2.29%
Specialty REIT	0.70%
Short-Term Investments	2.88%
Total Value of Securities	100.74%
Liabilities Net of Receivables and Other Assets	(0.74%)
Total Net Assets	100.00%

Holdings are for informational purposes only and are subject to change at any time. They are not a recommendation to buy, sell, or hold any security.

Top 10 equity holdings	Percentage of net assets
Simon Property Group	9.34%
Public Storage	5.62%
Equity Residential	5.56%
AvalonBay Communities	4.46%
General Growth Properties	4.28%
Prologis	3.94%
Vornado Realty Trust	3.71%
Welltower	3.66%
Duke Realty	3.24%
Host Hotels & Resorts	3.04%

REIT Series-6

 Delaware VIP® Trust — Delaware VIP REIT Series

 Schedule of investments

 December 31, 2015

	Number of shares	Value (U.S. $)

Common Stock – 97.86%
Diversified REITs – 5.06%
Digital Realty Trust	85,975	$6,501,429
Vornado Realty Trust	179,343	17,927,126

		24,428,555

Healthcare REITs – 6.25%
Healthcare Realty Trust	91,650	2,595,528
Ventas	175,574	9,907,641
Welltower	259,673	17,665,554

		30,168,723

Hotel REITs – 4.55%
DiamondRock Hospitality	114,175	1,101,789
Hilton Worldwide Holdings	137,500	2,942,500
Host Hotels & Resorts	957,843	14,693,312
Pebblebrook Hotel Trust	115,086	3,224,710

		21,962,311

Industrial REITs – 6.68%
DCT Industrial Trust	210,516	7,866,983
First Industrial Realty Trust	241,600	5,346,608
Prologis	443,397	19,030,599

		32,244,190

Mall REITs – 16.08%
General Growth Properties	758,746	20,645,479
Macerich	73,475	5,928,698
Simon Property Group	231,878	45,086,358
Taubman Centers	77,600	5,953,472

		77,614,007

Manufactured Housing REIT – 1.17%
Equity LifeStyle Properties	84,478	5,632,148

		5,632,148

Multifamily REITs – 18.42%
Apartment Investment & Management	230,200	9,214,906
AvalonBay Communities	117,014	21,545,788
Equity Residential	328,850	26,830,871
Essex Property Trust	56,795	13,597,291
Post Properties	52,000	3,076,320
UDR	389,575	14,636,333

		88,901,509

Office REITs – 12.00%
Alexandria Real Estate Equities	77,900	7,039,044
Boston Properties	103,615	13,215,057
Brandywine Realty Trust	221,775	3,029,447
Douglas Emmett	205,100	6,395,018
Empire State Realty Trust	264,800	4,784,936
Equity Commonwealth †	241,450	6,695,409
Hudson Pacific Properties	154,361	4,343,719
Paramount Group	267,857	4,848,212
SL Green Realty	66,938	7,562,655

		57,913,497

Office/Industrial REITs – 4.58%
Duke Realty	744,950	15,658,849

	Number of shares	Value (U.S. $)

Common Stock (continued)
Office/Industrial REITs (continued)
PS Business Parks	73,590	$6,433,974

		22,092,823

Self-Storage REITs – 8.89%
CubeSmart	311,125	9,526,647
Extra Space Storage	71,261	6,285,933
Public Storage	109,511	27,125,875

		42,938,455

Shopping Center REITs – 11.19%
Brixmor Property Group	312,700	8,073,914
DDR	285,732	4,811,727
Equity One	313,450	8,510,167
Federal Realty Investment Trust	58,500	8,546,850
Kimco Realty	352,390	9,324,239
Regency Centers	91,989	6,266,291
Retail Properties of America	241,800	3,571,386
Urban Edge Properties	209,825	4,920,396

		54,024,970

Single Tenant REITs – 2.29%
National Retail Properties	124,925	5,003,246
STORE Capital	261,225	6,060,420

		11,063,666

Specialty REIT – 0.70%
American Residential Properties	178,986	3,382,835

		3,382,835

Total Common Stock (cost $424,600,005)		472,367,689

	Principal amount°

Short-Term Investments – 2.88%
Discount Notes – 2.08% ≠
Federal Home Loan Bank
0.17% 1/21/16	120,255	120,247
0.18% 2/26/16	62,681	62,659
0.185% 1/19/16	2,378	2,378
0.19% 3/22/16	1,204,061	1,203,304
0.199% 1/25/16	2,519,461	2,519,254
0.25% 2/9/16	2,485,377	2,484,780
0.266% 2/18/16	2,827,826	2,826,978
0.296% 3/2/16	1,151	1,151
0.31% 3/14/16	816,481	816,021

		10,036,772

Repurchase Agreements – 0.80%
Bank of America Merrill Lynch 0.24%, dated 12/31/15, to be repurchased on 1/4/16, repurchase price $1,347,261 (collateralized by U.S. government obligations 3.00% 11/15/45; market value $1,374,171)	1,347,225	1,347,225

REIT Series-7

 Delaware VIP® REIT Series

 Schedule of investments (continued)

	Principal amount°	Value (U.S. $)

Short-Term Investments (continued)
Repurchase Agreements (continued)
Bank of Montreal 0.26%, dated 12/31/15, to be repurchased on 1/4/16, repurchase price $2,245,441 (collateralized by U.S. government obligations 0.75%-2.875% 9/30/16-8/15/42; market value $2,290,284)	2,245,376	$2,245,376

	Principal amount°	Value (U.S. $)

Short-Term Investments (continued)
Repurchase Agreements (continued)
BNP Paribas 0.28%, dated 12/31/15, to be repurchased on 1/4/16, repurchase price $293,408 (collateralized by U.S. government obligations 0.00% 2/15/31-2/15/43; market value $299,267)	293,399	$293,399

		3,886,000

Total Short-Term Investments (cost $13,922,604)		13,922,772

Total Value of Securities – 100.74% (cost $438,522,609)	$486,290,461

≠	The rate shown is the effective yield at the time of purchase.
°	Principal amount shown is stated in U.S. dollars unless noted that the security is denominated in another currency.
†	Non-income-producing security.

REIT – Real Estate Investment Trust

See accompanying notes, which are an integral part of the financial statements.

REIT Series-8

Delaware VIP® Trust — Delaware VIP REIT Series
Statement of assets and liabilities	December 31, 2015

Assets:
Investments, at value[1]	$472,367,689
Short-term investments, at value[2]	13,922,772
Cash	380,905
Dividends and interest receivable	1,836,790
Receivable for series shares sold	5,699

Total assets	488,513,855

Liabilities:
Payable for series shares redeemed	4,817,957
Payable for securities purchased	526,208
Investment management fees payable	305,612
Other accrued expenses	78,899
Distribution fees payable	49,842
Other affiliates payable	13,108
Trustees’ fees and expenses payable	1,296

Total liabilities	5,792,922

Total Net Assets	$482,720,933

Net Assets Consist of:
Paid-in capital	$403,707,142
Undistributed net investment income	6,286,325
Accumulated net realized gain on investments	24,959,614
Net unrealized appreciation of investments	47,767,852

Total Net Assets	$482,720,933

Net Asset Value:
Standard Class:
Net assets	$244,618,279
Shares of beneficial interest outstanding, unlimited authorization, no par	15,393,735
Net asset value per share	$15.89

Service Class:
Net assets	$238,102,654
Shares of beneficial interest outstanding, unlimited authorization, no par	15,014,211
Net asset value per share	$15.86

[1] Investments, at cost	$424,600,005
[2] Short-term investments, at cost	13,922,604

See accompanying notes, which are an integral part of the financial statements.

REIT Series-9

 Delaware VIP® Trust —

 Delaware VIP REIT Series

 Statement of operations

 Year ended December 31, 2015

Delaware VIP Trust —

Delaware VIP REIT Series

Statements of changes in net assets

Investment Income:
Dividends	$10,809,548
Interest	8,085

10,817,633

Expenses:
Management fees	3,729,651
Distribution expenses – Service Class	735,524
Accounting and administration expenses	158,839
Reports and statements to shareholders	152,657
Dividend disbursing and transfer agent fees and expenses	42,143
Legal fees	38,212
Audit and tax	34,117
Custodian fees	30,321
Trustees’ fees and expenses	23,581
Registration fees	766
Other	13,280

4,959,091
Less waived distribution expenses – Service Class	(122,587)

Total operating expenses	4,836,504

Net Investment Income	5,981,129

Net Realized and Unrealized Gain (Loss):
Net realized gain on investments	43,445,286
Net change in unrealized appreciation (depreciation) of investments	(33,412,258)

Net Realized and Unrealized Gain	10,033,028

Net Increase in Net Assets Resulting from Operations	$16,014,157

	Year ended
	12/31/15	12/31/14
Increase (Decrease) in Net Assets from Operations:
Net investment income	$5,981,129	$5,826,586
Net realized gain	43,445,286	32,448,156
Net change in unrealized appreciation (depreciation)	(33,412,258)	77,000,686

Net increase in net assets resulting from operations	16,014,157	115,275,428

Dividends and Distributions to Shareholders from:
Net investment income:
Standard Class	(3,142,659)	(3,102,854)
Service Class	(2,450,241)	(2,497,220)

	(5,592,900)	(5,600,074)

Capital Share Transactions:
Proceeds from shares sold:
Standard Class	18,864,753	22,595,537
Service Class	20,431,862	21,931,147

Net asset value of shares issued upon reinvestment of dividends and distributions:
Standard Class	3,142,659	3,102,854
Service Class	2,450,241	2,497,220

	44,889,515	50,126,758

Cost of shares redeemed:
Standard Class	(42,778,685)	(20,193,267)
Service Class	(41,736,004)	(25,164,081)

	(84,514,689)	(45,357,348)

Increase (decrease) in net assets derived from capital share transactions	(39,625,174)	4,769,410

Net Increase (Decrease) in Net Assets	(29,203,917)	114,444,764

Net Assets:
Beginning of year	511,924,850	397,480,086

End of year	$482,720,933	$511,924,850

Undistributed net investment income	$6,286,325	$5,898,096

See accompanying notes, which are an integral part of the financial statements.

REIT Series-10

 Delaware VIP® Trust — Delaware VIP REIT Series

 Financial highlights

Selected data for each share of the Series outstanding throughout each period were as follows:

	Delaware VIP REIT Series Standard Class
	Year ended
	12/31/15	12/31/14	12/31/13	12/31/12	12/31/11
Net asset value, beginning of period	$15.500	$12.140	$12.060	$10.470	$9.580

Income from investment operations:
Net investment income[1]	0.205	0.195	0.180	0.189	0.165
Net realized and unrealized gain	0.373	3.353	0.095	1.576	0.883

Total from investment operations	0.578	3.548	0.275	1.765	1.048

Less dividends and distributions from:
Net investment income	(0.188)	(0.188)	(0.195)	(0.175)	(0.158)

Total dividends and distributions	(0.188)	(0.188)	(0.195)	(0.175)	(0.158)

Net asset value, end of period	$15.890	$15.500	$12.140	$12.060	$10.470

Total return[2]	3.75%	29.46%	2.14%	16.94%	10.96%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$244,618	$260,182	$198,950	$210,618	$187,545
Ratio of expenses to average net assets	0.85%	0.84%	0.84%	0.84%	0.85%
Ratio of net investment income to average net assets	1.32%	1.41%	1.42%	1.64%	1.64%
Portfolio turnover	75%	84%	97%	91%	108%

[1]	The average shares outstanding method has been applied for per share information.
[2]

Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which Delaware VIP Trust serves as an underlying investment vehicle.

See accompanying notes, which are an integral part of the financial statements.

REIT Series-11

 Delaware VIP® REIT Series

 Financial highlights (continued)

Selected data for each share of the Series outstanding throughout each period were as follows:

	Delaware VIP REIT Series Service Class
	Year ended
	12/31/15	12/31/14	12/31/13	12/31/12	12/31/11

Net asset value, beginning of period	$15.470	$12.120	$12.040	$10.460	$9.580

Income from investment operations:
Net investment income[1]	0.166	0.160	0.148	0.160	0.140
Net realized and unrealized gain	0.377	3.346	0.098	1.570	0.876

Total from investment operations	0.543	3.506	0.246	1.730	1.016

Less dividends and distributions from:
Net investment income	(0.153)	(0.156)	(0.166)	(0.150)	(0.136)

Total dividends and distributions	(0.153)	(0.156)	(0.166)	(0.150)	(0.136)

Net asset value, end of period	$15.860	$15.470	$12.120	$12.040	$10.460

Total return[2]	3.52%	29.12%	1.92%	16.61%	10.62%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$238,103	$251,743	$198,530	$209,023	$176,031
Ratio of expenses to average net assets	1.10%	1.09%	1.09%	1.09%	1.10%
Ratio of expenses to average net assets prior to fees waived	1.15%	1.14%	1.14%	1.14%	1.15%
Ratio of net investment income to average net assets	1.07%	1.16%	1.17%	1.39%	1.39%
Ratio of net investment income to average net assets prior to fees waived	1.02%	1.11%	1.12%	1.34%	1.34%
Portfolio turnover	75%	84%	97%	91%	108%

[1]	The average shares outstanding method has been applied for per share information.
[2]

Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return during all of the periods shown reflects a waiver by the distributor. Performance would have been lower had the waiver not been in effect. Total investment return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which Delaware VIP Trust serves as an underlying investment vehicle.

See accompanying notes, which are an integral part of the financial statements.

REIT Series-12

 Delaware VIP® Trust — Delaware VIP REIT Series

 Notes to financial statements

 December 31, 2015

Delaware VIP Trust (Trust) is organized as a Delaware statutory trust and offers 10 series: Delaware VIP Diversified Income Series, Delaware VIP Emerging Markets Series, Delaware VIP High Yield Series, Delaware VIP International Value Equity Series, Delaware VIP Limited-Term Diversified Income Series, Delaware VIP REIT Series, Delaware VIP Small Cap Value Series, Delaware VIP Smid Cap Growth Series, Delaware VIP U.S. Growth Series, and Delaware VIP Value Series. These financial statements and the related notes pertain to Delaware VIP REIT Series (Series). The Trust is an open-end investment company. The Series is considered diversified under the Investment Company Act of 1940, as amended, and offers Standard Class and Service Class shares. The Standard Class shares do not carry a 12b-1 fee and the Service Class shares carry a 12b-1 fee. The shares of the Series are sold only to separate accounts of life insurance companies.

The investment objectives of the Series are to seek maximum long-term total return, with capital appreciation as a secondary objective.

1. Significant Accounting Policies

The following accounting policies are in accordance with U.S. generally accepted accounting principles (U.S. GAAP) and are consistently followed by the Series.

Security Valuation — Equity securities, except those traded on the Nasdaq Stock Market LLC (Nasdaq), are valued at the last quoted sales price as of the time of the regular close of the New York Stock Exchange on the valuation date. Equity securities traded on the Nasdaq are valued in accordance with the Nasdaq Official Closing Price, which may not be the last sales price. If, on a particular day, an equity security does not trade, the mean between the bid and ask prices will be used, which approximates fair value. U.S. government and agency securities are valued at the mean between the bid and ask prices, which approximates fair value. Generally, other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith under the direction of the Trust’s Board of Trustees (Board). In determining whether market quotations are readily available or fair valuation will be used, various factors will be taken into consideration, such as market closures or suspension of trading in a security.

Federal Income Taxes — No provision for federal income taxes has been made as the Series intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, and make the requisite distributions to shareholders. The Series evaluates tax positions taken or expected to be taken in the course of preparing the Series’ tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the “more-likely-than-not” threshold are recorded as a tax benefit or expense in the current year. Management has analyzed the Series’ tax positions taken for all open federal income tax years (Dec. 31, 2012–Dec. 31, 2015), and has concluded that no provision for federal income tax is required in the Series’ financial statements.

Class Accounting — Investment income, common expenses, and realized and unrealized gain (loss) on investments are allocated to the classes of the Series on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

Repurchase Agreements — The Series may purchase certain U.S. government securities subject to the counterparty’s agreement to repurchase them at an agreed upon date and price. The counterparty will be required on a daily basis to maintain the value of the collateral subject to the agreement at not less than the repurchase price (including accrued interest). The agreements are conditioned upon the collateral being deposited under the Federal Reserve book-entry system with the Series’ custodian or a third party sub-custodian. In the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings. All open repurchase agreements as of the date of this report were entered into on Dec. 31, 2015 and matured on the next business day.

Use of Estimates — The Series is an investment company, whose financial statements are prepared in conformity with U.S. GAAP. Therefore, the Series follows the accounting and reporting guidelines for investment companies. The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the fair value of investments, the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and the differences could be material.

Other — Expenses directly attributable to the Series are charged directly to the Series. Other expenses common to various funds within the Delaware Investments Family of Funds are generally allocated among such funds on the basis of average net assets. Management fees and some other expenses are paid monthly. Security transactions are recorded on the date the securities are purchased or sold (trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Discounts and premiums on debt securities are accreted or amortized to interest income, respectively over the lives of the respective securities using the effective interest method. Distributions received from investments in real estate investment trusts (REITs) are recorded as dividend income on the ex-dividend date, subject to reclassification upon notice of the character of such distributions by the issuer. The Series declares and pays dividends from net investment income and distributions from net realized gain on investments, if any, following the close of the fiscal year. The Series may distribute more frequently, if necessary for tax purposes. Dividends and distributions, if any, are recorded on the ex-dividend date.

Subject to seeking best execution, the Series may direct certain security trades to brokers who have agreed to rebate a portion of the related brokerage commission to the Series in cash. In general, best execution refers to many factors, including the price paid or received for a security, the commission charged, the promptness and reliability of execution, the confidentiality and placement accorded the order, and other factors affecting the overall benefit obtained by the Series on the transaction. There were no commission rebates for the year ended Dec. 31, 2015.

REIT Series-13

 Delaware VIP® REIT Series

 Notes to financial statements (continued)

 1. Significant Accounting Policies (continued)

The Series may receive earnings credits from its custodian when positive cash balances are maintained, which may be used to offset custody fees. There were no such earnings credits for the year ended Dec. 31, 2015.

The Series receives earnings credits from its transfer agent when positive cash balances are maintained, which may be used to offset transfer agent fees. If the amount earned is greater than one dollar, the expense paid under this arrangement is included on the “Statement of operations” under “Dividend disbursing and transfer agent fees and expenses” with the corresponding expense offset shown under “Less expense paid indirectly.” For the year ended Dec. 31, 2015, the Series earned less than one dollar under this agreement.

2. Investment Management, Administration Agreements, and Other Transactions with Affiliates

In accordance with the terms of its investment management agreement, the Series pays Delaware Management Company (DMC), a series of Delaware Management Business Trust and the investment manager, an annual fee which is calculated daily at the rate of 0.75% on the first $500 million of average daily net assets of the Series, 0.70% on the next $500 million, 0.65% on the next $1.5 billion, and 0.60% on average daily net assets in excess of $2.5 billion.

Delaware Investments Fund Services Company (DIFSC), an affiliate of DMC, provides fund accounting and financial administration oversight services to the Series. For these services, DIFSC’s fees are calculated based on the aggregate daily net assets of the Delaware Investments® Family of Funds at the following annual rate: 0.0050% of the first $30 billion; 0.0045% of the next $10 billion; 0.0040% of the next $10 billion; and 0.0025% of aggregate average daily net assets in excess of $50 billion. The fees payable to DIFSC under the service agreement described above are allocated among all funds in the Delaware Investments Family of Funds on a relative net asset value (NAV) basis. For the year ended Dec. 31, 2015, the Series was charged $23,550 for these services. This amount is included on the “Statement of operations” under “Accounting and administration expenses.”

DIFSC is also the transfer agent and dividend disbursing agent of the Series. For these services, DIFSC’s fees are calculated at the annual rate of 0.0075% of the Series’ average daily net assets. This amount is included on the “Statement of operations” under “Dividend disbursing and transfer agent fees and expenses.” For the year ended Dec. 31, 2015, the Series was charged $37,356 for these services. Pursuant to a sub-transfer agency agreement between DIFSC and BNY Mellon Investment Servicing (US) Inc. (BNYMIS), BNYMIS provides certain sub-transfer agency services to the Series. Sub-transfer agency fees are paid by the Series and are also included on the “Statement of operations” under “Dividend disbursing and transfer agent fees and expenses.”

Pursuant to a distribution agreement and distribution plan, the Series pays Delaware Distributors, L.P. (DDLP), the distributor and an affiliate of DMC, an annual distribution and service fee of 0.30% of the average daily net assets of the Service Class shares. DDLP has contracted to waive distribution and service fee from Jan. 1, 2015 to Dec. 31, 2015,* in order to limit distribution and service fee of the Service Class shares to 0.25% of average daily net assets. Standard Class shares pay no distribution and service expenses.

As provided in the investment management agreement, the Series bears a portion of the cost of resources shared with DMC, including the cost of internal personnel of DMC and/or its affiliates that provide legal, tax, and regulatory reporting services to the Series. For the year ended Dec. 31, 2015, the Series was charged $11,998 for internal legal, tax, and regulatory reporting services provided by DMC and/or its affiliates’ employees. This amount is included on the “Statement of operations” under “Legal fees.”

Trustees’ fees include expenses accrued by the Series for each Trustee’s retainer and meeting fees. Certain officers of DMC, DIFSC, and DDLP are officers and/or Trustees of the Trust. These officers and Trustees are paid no compensation by the Series.

*The contractual waiver period is from April 30, 2014 through April 29, 2016.

3. Investments

For the year ended Dec. 31, 2015, the Series made purchases and sales of investment securities other than short-term investments as follows:

Purchases	$362,333,083
Sales	383,267,717

At Dec. 31, 2015, the cost and unrealized appreciation (depreciation) of investments for federal income tax purposes were as follows:

Cost of Investments	Aggregate Unrealized Appreciation of investments	Aggregate Unrealized Depreciation of investments	Net Unrealized Appreciation of investments
$442,879,374	$56,963,303	$(13,552,216)	$43,411,087

U.S. GAAP defines fair value as the price that the Series would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. A three-level hierarchy for fair value measurements has been established based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect

REIT Series-14

 Delaware VIP® REIT Series

 Notes to financial statements (continued)

 3. Investments (continued)

the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available under the circumstances. The Series’ investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-level hierarchy of inputs is summarized below.

Level 1 –	Inputs are quoted prices in active markets for identical investments. (Examples: equity securities, open-end investment companies, futures contracts, exchange-traded options contracts)
Level 2 –

Other observable inputs, including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, and default rates), or other market-corroborated inputs. (Examples: debt securities, government securities, swap contracts, foreign currency exchange contracts, foreign securities utilizing international fair value pricing, broker-quoted securities, fair valued securities)

Level 3 –	Significant unobservable inputs, including the Series’ own assumptions used to determine the fair value of investments. (Examples: broker-quoted securities, fair valued securities)

Level 3 investments are valued using significant unobservable inputs. The Series may also use an income-based valuation approach in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Valuations may also be based upon current market prices of securities that are comparable in coupon, rating, maturity, and industry. The derived value of a Level 3 investment may not represent the value which is received upon disposition and this could impact the results of operations.

The following table summarizes the valuation of the Series’ investments by fair value hierarchy levels as of Dec. 31, 2015:

Securities	Level 1	Level 2	Total
Common Stock	$472,367,689	$—	$472,367,689
Short-Term Investments	—	13,922,772	13,922,772

Total Value of Securities	$472,367,689	$13,922,772	$486,290,461

During the year ended Dec. 31, 2015, there were no transfers between Level 1 investments, Level 2 investments, or Level 3 investments that had a significant impact to the Series. The Series’ policy is to recognize transfers between levels at the beginning of the reporting period.

A reconciliation of Level 3 investments is presented when the Series has a significant amount of Level 3 investments at the beginning, interim, or end of the period in relation to the Series’ net assets. At Dec. 31, 2015, there were no Level 3 investments.

4. Dividend and Distribution Information

Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. Additionally, distributions from net short-term gains on sales of investment securities are treated as ordinary income for federal income tax purposes. The tax character of dividends and distributions paid during the years ended Dec. 31, 2015 and 2014 was as follows:

	Year ended 12/31/15	Year ended 12/31/14
Ordinary income	$5,592,900	$5,600,074

5. Components of Net Assets on a Tax Basis

As of Dec. 31, 2015, the components of net assets on a tax basis were as follows:

Shares of beneficial interest	$403,707,142
Undistributed ordinary income*	6,286,325
Undistributed long-term capital gains	29,316,379
Net unrealized appreciation on investments	43,411,087

Net assets	$482,720,933

*The undistributed earnings for the Series are estimated pending final notification of the tax character of distributions received from investments in REITs.

The differences between book basis and tax basis components of net assets are primarily attributable to tax deferral of losses on wash sales.

REIT Series-15

 Delaware VIP® REIT Series

 Notes to financial statements (continued)

 5. Components of Net Assets on a Tax Basis (continued)

For federal income tax purposes, capital loss carryforwards may be carried forward and applied against future capital gains. $11,514,335 was utilized in 2015.

6. Capital Shares

Transactions in capital shares were as follows:

	Year ended 12/31/15	Year ended 12/31/14
Shares sold:
Standard Class	1,195,116	1,630,153
Service Class	1,295,509	1,541,433

Shares issued upon reinvestment of dividends and distributions:
Standard Class	200,680	230,524
Service Class	156,465	185,529

	2,847,770	3,587,639

Shares redeemed:
Standard Class	(2,788,833)	(1,462,997)
Service Class	(2,708,577)	(1,836,806)

	(5,497,410)	(3,299,803)

Net increase (decrease)	(2,649,640)	287,836

7. Line of Credit

The Series, along with certain other funds in the Delaware Investments® Family of Funds (Participants), was a participant in a $275,000,000 revolving line of credit intended to be used for temporary or emergency purposes as an additional source of liquidity to fund redemptions of investor shares. Under the agreement, the Participants were charged an annual commitment fee of 0.08%, which was allocated across the Participants on the basis of each Participant’s allocation of the entire facility. The Participants were permitted to borrow up to a maximum of one third of their net assets under the agreement. Each Participant was individually, and not jointly, liable for its particular advances, if any, under the line of credit. The line of credit available under the agreement expired on Nov. 9, 2015.

On Nov. 9, 2015, the Series, along with the other Participants, entered into an amendment to the agreement for a $155,000,000 revolving line of credit. Under the amendment to the agreement, the Participants are charged an annual commitment fee of 0.10%, which is allocated across the Participants on the basis of each Participant’s allocation of the entire facility. Other than the annual commitment fee, the line of credit is to be used as described above and operates in substantially the same manner as the original agreement. The line of credit available under the agreement expires on Nov. 7, 2016.

The Series had no amounts outstanding as of Dec. 31, 2015 or at any time during the year then ended.

8. Offsetting

In December 2011, the Financial Accounting Standards Board (FASB) issued guidance that expanded disclosure requirements on the offsetting of certain assets and liabilities. The disclosures are required for investments and derivative financial instruments subject to master netting or similar agreements which are eligible for offset on the “Statement of assets and liabilities” and requires an entity to disclose both gross and net information about such investments and transactions in the financial statements. In January 2013, the FASB issued guidance that clarified which investments and transactions are subject to the offsetting disclosure requirements. The scope of the disclosure requirements for offsetting is limited to derivative instruments, repurchase agreements and reverse repurchase agreements, and securities borrowing. The guidance is effective for financial statements with fiscal years beginning on or after Jan. 1, 2013, and interim periods within those fiscal years.

In order to better define its contractual rights and to secure rights that will help the Series mitigate its counterparty risk, the Series entered into an International Swaps and Derivatives Association, Inc. Master Agreement (ISDA Master Agreement) or a similar agreement with certain of its derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between the Series and a counterparty that governs over-the-counter (OTC) derivatives and foreign exchange contracts and typically contains, among other things, collateral posting items and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Series may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default (close-out), including the bankruptcy or insolvency of the counterparty. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency, or other events.

For financial reporting purposes, the Series does not offset derivative assets and derivative liabilities that are subject to netting arrangements on the “Statement of assets and liabilities.”

REIT Series-16

 Delaware VIP® REIT Series

 Notes to financial statements (continued)

 8. Offsetting (continued)

At Dec. 31, 2015, the Series had the following assets and liabilities subject to offsetting provisions:

Master Repurchase Agreements

Counterparty	Repurchase Agreements	Fair Value of Non-Cash Collateral Received	Cash Collateral Received	Net Collateral Received	Net Exposure(a)
Bank of America Merrill Lynch	$1,347,225	$(1,347,225)	$—	$(1,347,225)	$—
Bank of Montreal	2,245,376	(2,245,376)	—	(2,245,376)	—
BNP Paribas	293,399	(293,399)	—	(293,399)	—

Total	$3,886,000	$(3,886,000)	$—	$(3,886,000)	$—

(a)Net exposure represents the receivable/(payable) that would be due from (to) the counterparty in an event of default.

9. Securities Lending

The Series, along with other funds in the Delaware Investments® Family of Funds, may lend its securities pursuant to a security lending agreement (Lending Agreement) with The Bank of New York Mellon (BNY Mellon). At the time a security is loaned, the borrower must post collateral equal to the required percentage of the market value of the loaned security, including any accrued interest. The required percentage is: (1) 102% with respect to U.S. securities and foreign securities that are denominated and payable in U.S. dollars; and (2) 105% with respect to foreign securities. With respect to each loan, if on any business day the aggregate market value of securities collateral plus cash collateral held is less than the aggregate market value of the securities that are the subject of such loan, the borrower will be notified to provide additional collateral by the end of the following business day, which, together with the collateral already held, will be not less than the applicable initial collateral requirements for such security loan. If the aggregate market value of securities collateral and cash collateral held with respect to a security loan exceeds the applicable initial collateral requirement, upon the request of the borrower, BNY Mellon must return enough collateral to the borrower by the end of the following business day to reduce the value of the remaining collateral to the applicable initial collateral requirement for such security loan. As a result of the foregoing, the value of the collateral held with respect to a loaned security on any particular day may be more or less than the value of the security on loan.

Prior to Dec. 29, 2015, cash collateral received was generally invested in the Delaware Investments Collateral Fund No. 1 (Collective Trust), a pooled account established by BNY Mellon for the use of funds managed by DMC that participate in BNY Mellon’s securities lending program. The Collective Trust sought to maintain a NAV per unit of $1.00. Under the previous investment guidelines, the Collective Trust was permitted to invest in U.S. government securities and high-quality corporate debt, asset-backed and other money market securities, and in repurchase agreements collateralized by such securities, provided that the Collective Trust would generally have a dollar-weighted average portfolio maturity of 60 days or less.

On Dec. 29, 2015, the assets in the Collective Trust were transferred to a series of individual separate accounts, each corresponding to a Series. The investment guidelines permit each separate account to hold certain securities that would be considered eligible securities for a money market fund. Cash collateral received is generally invested in government securities; certain obligations issued by government sponsored enterprises; repurchase agreements collateralized by U.S. Treasury securities; obligations issued by the central government of any Organization for Economic Cooperation and Development (OECD) country or its agencies, instrumentalities, or establishments; obligations of supranational organizations; commercial paper, notes, bonds, and other debt obligations; certificates of deposit, time deposits, and other bank obligations; and asset-backed securities.

In the event of default or bankruptcy by the lending agent, realization and/or retention of the collateral may be subject to legal proceedings. In the event the borrower fails to return loaned securities and the collateral received is insufficient to cover the value of the loaned securities and provided such collateral shortfall is not the result of investment losses, the lending agent has agreed to pay the amount of the short fall to the Series or, at the discretion of the lending agent, replace the loaned securities. The Series continues to record dividends or interest, as applicable, on the securities loaned and are subject to changes in value of the securities loaned that may occur during the term of the loan. The Series has the right under the Lending Agreement to recover the securities from the borrower on demand. With respect to security loans collateralized by non-cash collateral, the Series receives loan premiums paid by the borrower. With respect to security loans collateralized by cash collateral, the earnings from the collateral investments are shared among the Series, the security lending agent, and the borrower. The Series records security lending income net of allocations to the security lending agent and the borrower.

The Series may incur investment losses as a result of investing securities lending collateral. This could occur if an investment in the collateral investment account defaulted or became impaired. Under those circumstances, the value of a Series’ cash collateral account may be less than the amount the Series would be required to return to the borrowers of the securities and the Series would be required to make up for this shortfall.

During the year ended Dec. 31, 2015, the Series had no securities out on loan.

REIT Series-17

 Delaware VIP® REIT Series

 Notes to financial statements (continued)

10. Credit and Market Risk

The Series concentrates its investments in the real estate industry and is subject to the risks associated with that industry. If the Series holds real estate directly as a result of defaults or receives rental income directly from real estate holdings, its tax status as a regulated investment company may be jeopardized. The Series is also affected by interest rate changes, particularly if the REITs it holds use floating rate debt to finance their ongoing operations. Its investments may also tend to fluctuate more widely than that of a fund that invests in a broader range of industries.

The Series may invest up to 10% of its net assets in illiquid securities, which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A, promulgated under Securities Act of 1933, as amended, and other securities which may not be readily marketable. The relative illiquidity of these securities may impair the Series from disposing of them in a timely manner and at a fair price when it is necessary or desirable to do so. While maintaining oversight, the Board has delegated to DMC, the day-to-day functions of determining whether individual securities are liquid for purposes of the Series’ limitation on investments in illiquid securities. Securities eligible for resale pursuant to Rule 144A, which are determined to be liquid, are not subject to the Series’ 10% limit on investments in illiquid securities. As of Dec. 31, 2015, there were no Rule 144A securities held by the Series and no securities have been determined to be illiquid under the Series’ Liquidity Procedures. When monitoring compliance with the Series’ illiquid limit, certain holdings that are common to multiple clients of the investment manager may be aggregated and considered illiquid in the aggregate solely for monitoring purposes. For purposes of determining illiquidity for financial reporting purposes, only the holdings of this Series will be considered.

11. Contractual Obligations

The Series enters into contracts in the normal course of business that contain a variety of indemnifications. The Series’ maximum exposure under these arrangements is unknown. However, the Series has not had prior claims or losses pursuant to these contracts. Management has reviewed the Series’ existing contracts and expects the risk of loss to be remote.

12. Recent Accounting Pronouncements

In May 2015, the FASB issued Accounting Standards Update (“ASU”) No. 2015-07 regarding “Disclosures for Investments in Certain Entities That Calculate Net Asset Value per Share.” The amendments in this update are effective for the Series for fiscal years beginning after Dec. 15, 2015, and interim periods within those fiscal years. ASU No. 2015-07 will eliminate the requirement to categorize investments in the fair value hierarchy if the fair value is measured at NAV per share (or its equivalent) using the practical expedient in the FASB’s fair value measurement guidance. Management is evaluating the impact, if any, of this guidance on the Series’ financial statement disclosure.

13. Subsequent Events

Management has determined that no material events or transactions occurred subsequent to Dec. 31, 2015 that would require recognition or disclosure in the Series’ financial statements.

REIT Series-18

 Delaware VIP® Trust — Delaware VIP REIT Series

 Report of independent registered public accounting firm

To the Board of Trustees of Delaware VIP Trust and Shareholders of Delaware VIP REIT Series:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Delaware VIP REIT Series (one of the series constituting Delaware VIP Trust, hereafter referred to as the “Series”) at December 31, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Series’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2015 by correspondence with the custodian and brokers and the application of alternative auditing procedures where securities purchased had not been received, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

February 17, 2016

REIT Series-19

 Delaware VIP® Trust — Delaware VIP REIT Series

 Other Series information (Unaudited)

Board consideration of Delaware VIP REIT Series investment management agreement

At a meeting held on Aug. 18–20, 2015 (the “Annual Meeting”), the Board of Trustees (collectively referred to here as the “Board”), including a majority of disinterested or independent Trustees, approved the renewal of the Investment Management Agreement for Delaware VIP REIT Series (the “Series”). In making its decision, the Board considered information furnished at regular quarterly Board meetings, including reports detailing Series performance, investment strategies, and expenses, as well as information prepared specifically in connection with the renewal of the investment advisory and sub-advisory contracts. Information furnished specifically in connection with the renewal of the Investment Management Agreement with Delaware Management Company (“DMC”) included materials provided by DMC and its affiliates (“Delaware Investments”) concerning, among other things, the nature, extent, and quality of services provided to the Series; the costs of such services to the Series; economies of scale; and the investment manager’s financial condition and profitability. In addition, in connection with the Annual Meeting, reports were provided to the Trustees in May 2015 and included reports provided by Lipper, Inc., an independent statistical compilation organization (“Lipper”). The Lipper reports compared the Series’ investment performance and expenses with those of other comparable mutual funds. The Independent Trustees reviewed and discussed the Lipper reports with independent legal counsel to the Independent Trustees. In addition to the information noted above, the Board also requested and received information regarding DMC’s policy with respect to advisory fee levels and its breakpoint philosophy; the structure of portfolio manager compensation; comparative client fee information; and any constraints or limitations on the availability of securities for certain investment styles, which had in the past year inhibited, or which were likely in the future to inhibit, the investment manager’s ability to invest fully in accordance with Series policies.

In considering information relating to the approval of the Series’ advisory agreement, the Independent Trustees received assistance and advice from and met separately with independent legal counsel to the Independent Trustees. They also engaged a consultant to assist them in analyzing portions of the data received. The Independent Trustees reviewed and discussed with such consultant two reports prepared by the consultant with respect to such data. Although the Board gave attention to all information furnished, the following discussion identifies, under separate headings, the primary factors taken into account by the Board during its contract renewal considerations.

Nature, extent, and quality of service. The Board considered the services provided by DMC to the Series and its shareholders. In reviewing the nature, extent, and quality of services, the Board considered reports furnished to it throughout the year, which covered matters such as the relative performance of the Series; compliance of portfolio managers with the investment policies, strategies, and restrictions for the Series; compliance by DMC and Delaware Distributors, L.P. (together, “Management”) personnel with the Code of Ethics adopted throughout the Delaware Investments® Family of Funds complex; and adherence to fair value pricing procedures as established by the Board. The Board was pleased with the current staffing of the Series’ investment adviser and the emphasis placed on research in the investment process. The Board recognized DMC’s receipt of several industry distinctions during the past several years. The Board gave favorable consideration to DMC’s efforts to control expenditures while maintaining service levels committed to Series matters. The Board noted that in November 2013, Management negotiated a substantial reduction in fees for fund accounting services provided to the Series. The Board was satisfied with the nature, extent, and quality of the overall services provided by DMC.

Investment performance. The Board placed significant emphasis on the investment performance of the Series in view of the importance of investment performance to shareholders. Although the Board gave appropriate consideration to performance reports and discussions with portfolio managers at Board meetings throughout the year, the Board gave particular weight to the Lipper reports furnished for the Annual Meeting. The Lipper reports prepared for the Series showed the investment performance of its Standard Class shares in comparison to a group of similar funds as selected by Lipper (the “Performance Universe”). A fund with the best performance ranked first, and a fund with the poorest performance ranked last. The highest/best performing 25% of funds in the Performance Universe make up the first quartile; the next 25%, the second quartile; the next 25%, the third quartile; and the poorest/worst performing 25% of funds in the Performance Universe make up the fourth quartile. Comparative annualized performance for the Series was shown for the past 1-, 3-, 5-, and 10-year periods, as applicable, ended March 31, 2015. The Board’s objective is that the Series’ performance for the periods considered be at or above the median of its Performance Universe.

The Performance Universe for the Series consisted of the Series and all real estate funds underlying variable insurance products as selected by Lipper. The Lipper report comparison showed that the Series’ total return for the 1-year period was in the fourth quartile of its Performance Universe. The report further showed that the Series’ total return for the 3-, 5-, and 10-year periods was in the second quartile, first quartile and third quartile, respectively, of its Performance Universe. The Board observed that the Series’ performance results were mixed but tended toward median. In evaluating the Series’ performance, the Board considered the numerous investment and performance reports delivered by Management personnel to the Board’s Investments Committee. The Board was satisfied that Management was taking action to improve Series performance and meet the Board’s performance objective.

Comparative expenses. The Board considered expense comparison data for the Delaware Investments Family of Funds. Management provided the Board with information on pricing levels and fee structures for the Series as of its most recently completed fiscal year. The Board also focused on the comparative analysis of effective management fees and total expense ratios of the Series versus effective management fees and expense ratios of a group of similar funds as selected by Lipper (the “Expense Group”). In reviewing comparative costs, the Series’ contractual management fee and the actual management fee incurred by the Series were compared with the contractual management fees (assuming all funds in the Expense Group were similar in size to the Series) and actual management fees (as reported by each fund) within the Expense Group, taking into account any applicable breakpoints and fee waivers. The Series’ total expenses were also compared with those of its Expense Group. The Lipper total expenses, for comparative consistency, were shown by Lipper for Standard Class shares which do not charge 12b-1 and non-12b-1 service fees. The Board considered fees paid to DMC for non-management services. The Board’s objective is to limit the Series’ total expense ratio to be competitive with that of the Expense Group.

REIT Series-20

 Delaware VIP® Trust — Delaware VIP REIT Series

 Other Series information (Unaudited)

 Board consideration of Delaware VIP REIT Series investment management agreement  (continued)

The expense comparisons for the Series showed that the actual management fee and total expenses were in the quartile with the second lowest expenses of its Expense Group. The Board was satisfied with the management fee and total expenses of the Series in comparison to those of its Expense Group.

Management profitability. The Board considered the level of profits realized by DMC in connection with the operation of the Series. In this respect, the Board reviewed the Investment Management Profitability Analysis that addressed the overall profitability of DMC’s business in providing management and other services to each of the individual funds and the Delaware Investments® Family of Funds as a whole. Specific attention was given to the methodology followed in allocating costs for the purpose of determining profitability. Management stated that the level of profits of DMC, to a certain extent, reflects recent operational cost savings and efficiencies initiated by DMC. The Board considered DMC’s efforts to improve services provided to fund shareholders and to meet additional regulatory and compliance requirements resulting from recent industry-wide Securities and Exchange Commission initiatives. The Board also considered the extent to which DMC might derive ancillary benefits from fund operations, including the potential for procuring additional business as a result of the prestige and visibility associated with its role as service provider to the Delaware Investments Family of Funds and the benefits from allocation of fund brokerage to improve trading efficiencies. The Board found that the management fees were reasonable in light of the services rendered and the profitability of DMC.

Economies of scale. The Trustees considered whether economies of scale are realized by DMC as the Series’ assets increase and the extent to which any economies of scale are reflected in the level of management fees charged. The Trustees reviewed the standardized advisory fee pricing and structure approved by the Board and shareholders, which includes breakpoints, and which applies to most funds in the Delaware Investments Family of Funds complex. Breakpoints in the advisory fee occur when the advisory fee rate is reduced on assets in excess of specified levels. Breakpoints result in a lower advisory fee, than would otherwise be the case in the absence of breakpoints, when the asset levels specified in the breakpoints are exceeded. The Board noted that the fee under the Series’ management contract fell within the standardized fee pricing structure. Although the Series has not reached a size at which the advantages of any breakpoints in the applicable fee schedule, the Board recognized that the fee was structured so that if the Series grows, economies of scale may be shared.

Tax Information

All disclosures are based on financial information available as of the date of this annual report and, accordingly are subject to change. For any and all items requiring reporting, it is the intention of the Series to report the maximum amount permitted under the Internal Revenue Code and the regulations thereunder.

For the year ended Dec. 31, 2015, the Series reports distributions paid during the year as follows:

(A) Ordinary Income Distributions (Tax Basis)
100.00%

(A) is based on a percentage of the Series’ total distributions.

REIT Series-21

 Delaware Investments® Family of Funds

 Board of trustees / directors and officers addendum

A mutual fund is governed by a Board of Trustees/Directors (“Trustees”), which has oversight responsibility for the management of a fund’s business affairs. Trustees establish procedures and oversee and review the performance of the investment manager, the distributor, and others who perform services for the fund. The independent fund trustees, in particular, are advocates for shareholder interests. Each trustee has served in that capacity since he or she was elected to or appointed to the Board of Trustees, and will continue to serve until his or her retirement or the election of a new trustee in his or her place. The following is a list of the Trustees and Officers with certain background and related information.

Name, Address, and Birth Date	Position(s) Held with Fund(s)	Length of Time Served	Principal Occupation(s) During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee or Officer	Other Directorships Held by Trustee or Officer
INTERESTED TRUSTEE

Shawn K. Lytle[1] 2005 Market Street Philadelphia, PA 19103 February 1970	President, Chief Executive Officer, and Trustee	Trustee since September 2015 President and Chief Executive Officer since August 2015	Shawn K. Lytle has served as President of Delaware Investments[2] since June 2015 and was the Regional Head of Americas for UBS Global Asset Management from 2010 through 2015.	65	Trustee — UBS Relationship Funds, SMA Relationship Trust, and UBS Funds (May 2010–April 2015)
INDEPENDENT TRUSTEES

Thomas L. Bennett 2005 Market Street Philadelphia, PA 19103	Chairman and Trustee	Trustee since March 2005	Private Investor (March 2004–Present)	65	Director — Bryn Mawr Bank Corp. (BMTC) (2007–2011)
October 1947		Chairman since March 2015
Ann D. Borowiec 2005 Market Street Philadelphia, PA 19103 November 1958	Trustee	Since March 2015	Chief Executive Officer Private Wealth Management (2011–2013) and Market Manager, New Jersey Private Bank (2005–2011) — J.P. Morgan Chase & Co.	65	None
Joseph W. Chow 2005 Market Street Philadelphia, PA 19103 January 1953	Trustee	Since January 2013	Executive Vice President (Emerging Economies Strategies, Risk and Corporate Administration) State Street Corporation (July 2004–March 2011)	65	Director and Audit Committee Member — Hercules Technology Growth Capital, Inc. (2004–2014)
John A. Fry 2005 Market Street Philadelphia, PA 19103 May 1960	Trustee	Since January 2001	President — Drexel University (August 2010–Present) President — Franklin & Marshall College (July 2002–July 2010)	65	Director — Hershey Trust Company Director, Audit Committee, and Governance Committee Member — Community Health Systems Director — Drexel Morgan & Co.
Lucinda S. Landreth 2005 Market Street Philadelphia, PA 19103 June 1947	Trustee	Since March 2005	Private Investor (2004–Present)	65	None

REIT Series-22

Name, Address, and Birth Date	Position(s) Held with Fund(s)	Length of Time Served	Principal Occupation(s) During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee or Officer	Other Directorships Held by Trustee or Officer

Frances A. Sevilla-Sacasa 2005 Market Street Philadelphia, PA 19103 January 1956	Trustee	Since September 2011	Chief Executive Officer — Banco Itaú International (April 2012–Present) Executive Advisor to Dean (August 2011–March 2012) and Interim Dean (January 2011–July 2011) — University of Miami School of Business Administration President — U.S. Trust, Bank of America Private Wealth Management (Private Banking) (July 2007–December 2008)	65	Trust Manager and Audit Committee Member — Camden Property Trust

Thomas K. Whitford	Trustee	Since	Vice Chairman	65	Director — HSBC
2005 Market Street		January 2013	(2010–April 2013)		Finance Corporation
Philadelphia, PA 19103			Chief Administrative		and HSBC North
			Officer (2008–2010)		America Holdings Inc.
March 1956			and Executive Vice
			President and Chief		Director — HSBC Bank
			Administrative Officer
			(2007–2009) —
			PNC Financial
			Services Group
Janet L. Yeomans 2005 Market Street Philadelphia, PA 19103 July 1948	Trustee	Since April 1999	Vice President and Treasurer (January 2006–July 2012) Vice President — Mergers & Acquisitions (January 2003–January 2006), and Vice President and Treasurer (July 1995–January 2003) 3M Corporation	65	Director, Audit and Compliance Committee Chair, Investment Committee Member, and Governance Committee Member — Okabena Company Chair — 3M Investment Management Company (2005–2012)
OFFICERS

David F. Connor 2005 Market Street Philadelphia, PA 19103 December 1963	Senior Vice President, General Counsel, and Secretary	Senior Vice President, since May 2013; General Counsel since May 2015; Secretary since October 2005	David F. Connor has served as Senior Vice President of the Fund(s) and the investment advisor since 2013, General Counsel of the Fund(s) and the investment advisor since 2015, Secretary of the Fund(s) and the investment advisor since 2005.	65	None[3]
Daniel V. Geatens 2005 Market Street Philadelphia, PA 19103 October 1972	Vice President and Treasurer	Treasurer since October 2007	Daniel V. Geatens has served as Vice President and Treasurer of the Fund(s) since 2007 and Vice President and Director of Financial Administration of the investment advisor since 2010.	65	None[3]
Richard Salus 2005 Market Street Philadelphia, PA 19103 October 1963	Senior Vice President and Chief Financial Officer	Chief Financial Officer since November 2006	Richard Salus has served as Senior Vice President and Chief Financial Officer of the Fund(s) and the investment advisor since 2006.	65	None[3]

[1]	Shawn K. Lytle is considered to be an “Interested Trustee” because he is an executive officer of the Fund’s(s’) investment advisor.
[2]	Delaware Investments is the marketing name for Delaware Management Holdings, Inc. and its subsidiaries, including the Fund’s(s’) investment advisor, principal underwriter, and its transfer agent.
[3]	David F. Connor, Daniel V. Geatens, and Richard Salus serve in similar capacities for the six portfolios of the Optimum Fund Trust, which have the same investment advisor, principal underwriter, and transfer agent as the registrant.

The Statement of Additional Information for the Fund(s) includes additional information about the Trustees and Officers and is available, without charge, upon request by calling 800 523-1918.

REIT Series-23

The Series files its complete schedule of portfolio holdings with the Securities and Exchange Commission (Commission) for the first and third quarters of each fiscal year on Form N-Q. The Series’ Forms N-Q, as well as a description of the policies and procedures that the Series uses to determine how to vote proxies (if any) relating to portfolio securities are available without charge (i) upon request, by calling 800 523-1918; and (ii) on the Commission’s website at sec.gov. In addition, a description of the policies and procedures that the Series uses to determine how to vote proxies (if any) relating to portfolio securities and the Schedule of Investments included in the Series’ most recent Form N-Q are available without charge on the Delaware Investments® Funds’ website at delawareinvestments.com. The Series’ Forms N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling 800 SEC-0330.

Information (if any) regarding how the Series voted proxies relating to portfolio securities during the most recently disclosed 12-month period ended June 30 is available without charge (i) through the Delaware Investments Funds’ website at delawareinvestments.com; and (ii) on the Commission’s website at sec.gov.

AR-VIPREIT [12/15] BNY 20822 (2/16) (16014)	REIT Series-24

Delaware VIP® Trust
Delaware VIP Small Cap Value Series
Annual report
December 31, 2015

Neither Delaware Investments nor its affiliates noted in this document are authorized deposit-taking institutions for the purpose of the Banking Act 1959 (Commonwealth of Australia). The obligations of these entities do not represent deposits or other liabilities of Macquarie Bank Limited (MBL). MBL does not guarantee or otherwise provide assurance in respect of the obligations of these entities, unless noted otherwise.

Unless otherwise noted, views expressed herein are current as of Dec. 31, 2015, and subject to change for events occurring after such date.

The Series is not FDIC insured and is not guaranteed. It is possible to lose the principal amount invested.

Mutual fund advisory services provided by Delaware Management Company, a series of Delaware Management Business Trust, which is a registered investment advisor and member of Macquarie Group. Delaware Investments, a member of Macquarie Group, refers to Delaware Management Holdings, Inc. and its subsidiaries, including the Series’ distributor, Delaware Distributors, L.P. Macquarie Group refers to Macquarie Group Limited and its subsidiaries and affiliates worldwide.

This material may be used in conjunction with the offering of shares in Delaware VIP Small Cap Value Series only if preceded or accompanied by the Series’ current prospectus or the summary prospectus.

© 2016 Delaware Management Holdings, Inc.

All third-party marks cited are the property of their respective owners.

Delaware VIP® Trust — Delaware VIP Small Cap Value Series
Portfolio management review	January 12, 2016

For the year ended Dec. 31, 2015, Delaware VIP Small Cap Value Series Standard Class shares returned -6.22% and Service Class shares returned -6.46%. Both figures reflect all distributions reinvested. For the same period, the Series’ benchmark, the Russell 2000® Value Index, returned -7.47%.

For most of the Series’ fiscal year, performance for small-cap value stocks was relatively flat. However, overall performance in December 2015 took more of a toll on small-cap value stocks, which led to the Series’ relative underperformance at fiscal year end. Other sources of volatility included mounting evidence that the Chinese economy was decelerating more than previously thought, which triggered a three-month correction in equities.

Additionally, the energy and industrial sectors of the economy proved to be headwinds for overall economic growth during the last several months of the Series’ fiscal year. Energy stocks were particularly hard hit, beginning with the announcement by the Organization of the Petroleum Exporting Countries (OPEC) in late 2014 that it planned to maintain oil production despite slowing global demand. Overall, from April through September 2015, many energy stocks fell by nearly one-third. Additionally, some stocks that were dependent on capital-spending budgets began to lag. While the decline in the price of oil had some positive effects – such as lower gasoline prices, increased consumer confidence, and a record year for new light vehicle sales – it was negative for most energy stocks. Oil and gas exploration and production companies have dramatically cut their capital budgets and many shale regions have become uneconomical to drill at these price levels.

On the plus side, the healthcare and technology sectors continued to outperform on a relative basis, and small-cap growth stocks outperformed their small-cap value counterparts by more than six percentage points in 2015. Meanwhile, financial stocks were buffeted by speculation over the timing of the interest-rate increase, which culminated with the U.S. Federal Reserve finally raising the federal funds rate by 0.25 percentage points in December. Although real estate investment trusts (REITs) typically underperform when rates are rising, small banks often benefit because of their relatively high concentration in floating-rate loans.

The Series’ overweight of capital spending and energy stocks detracted from performance, as did a near-market weighting of transportation companies and traditional industrial-related businesses. Conversely, overweights to technology, healthcare, and bank stocks contributed to returns along with an underweight to REITs.

Among individual positions, the Series’ allocation to Cytec Industries strongly contributed to relative performance. Cytec is a diversified specialty chemicals company that Belgium-based Solvay SA acquired in July for $5.5 billion. The lightweight composite materials Cytec produces are highly valued in the aerospace and automotive industries for their positive effect on fuel efficiency. We closed the Series’ position in Cytec after the Solvay acquisition was announced, but before the deal closed.

Among financial companies, an overweight in Independent Bank, a regional commercial bank, also contributed to relative performance. The company’s strong loan portfolio contributed to a significant jump in the stock price. Though the Series continues to hold the stock, we significantly reduced the position late in the fiscal year on the basis of valuation.

Within technology, an overweight to Cirrus Logic, a supplier of integrated circuits for audio applications, contributed positively to the Series’ performance. Cirrus benefited from its exposure to Apple’s audio product line while gaining traction with Samsung. We like the company and continue to hold it in the Series’ portfolio.

Among detractors, an overweight to Helix Energy Solutions Group hurt relative performance. Helix provides well intervention and robotics services to energy-production firms. Given current low prices, extraction of oil and gas has declined, and oil service companies such as Helix were particularly affected by the broad market selloff in energy stocks. Though we continue to like Helix’s long-term fundamentals, we reduced the Series’ position in the stock.

Among the capital spending group, the Series’ holdings in H&E Equipment Services detracted from relative performance. The company sells and leases heavy construction equipment. Its client base along the Gulf Coast left it especially vulnerable to the combined effect of reduced capital spending and less offshore oil drilling. Given its relatively stable backlog of business, however, we took advantage of weakness to add to the Series’ position.

Finally, an allocation to trucking firm Saia also detracted from performance. Saia was hurt by sluggish growth in consumer spending and by heightened competition for drivers, which sharply increased its labor costs. Still, we view Saia’s market valuation and balance sheet favorably, and maintain a position in it.

At fiscal year-end, the Series retained an underweight to defensive sectors, including utilities and REITs, offset by above-benchmark allocations to pro-cyclical industries such as basic materials, capital spending, technology, and certain financials. We continue to focus on businesses that we view as having strong balance sheets and that trade at reasonable valuations. We also prefer companies that we believe can generate significant amounts of free cash flow, money that potentially can be returned to investors in the form of share buybacks and dividend increases.

Unless otherwise noted, views expressed herein are current as of Dec. 31, 2015, and subject to change.
Small Cap Value Series-1

Delaware VIP® Trust — Delaware VIP Small Cap Value Series	January 12, 2016
Portfolio management review (continued)

Under pressure from shareholders, many companies are employing these shareholder-friendly strategies, especially given ultra-low interest rates. Though we anticipate higher interest rates, we don’t expect the Fed to move too far or too fast in normalizing monetary policy.

Unless otherwise noted, views expressed herein are current as of Dec. 31, 2015, and subject to change.
Small Cap Value Series-2

 Delaware VIP® Trust — Delaware VIP Small Cap Value Series

 Performance summary

The performance quoted represents past performance and does not guarantee future results. Investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted.

Carefully consider the Series’ investment objectives, risk factors, charges, and expenses before investing. This and other information can be found in the Series’ prospectus and its summary prospectus, which may be obtained by calling 800 523-1918. Investors should read the prospectus and the summary prospectus carefully before investing.

Delaware VIP Small Cap Value Series
Average annual total returns
For periods ended Dec. 31, 2015	1 year	3 years	5 years	10 years	Lifetime

Standard Class shares (commenced operations on Dec. 27, 1993)	–6.22%	+9.85%	+8.30%	+7.05%	+10.36%

Service Class shares (commenced operations on May 1, 2000)	–6.46%	+9.57%	+8.03%	+6.78%	+10.10%

Russell 2000 Value Index	–7.47%	+9.06%	+7.67%	+5.57%	n/a

Returns reflect the reinvestment of all distributions. Please see page 3 for a description of the index.

As described in the Series’ most recent prospectus, the net expense ratio for Service Class shares of the Series was 1.05%, while total operating expenses for Standard Class and Service Class shares were 0.80% and 1.10%, respectively. The management fee for Standard Class and Service Class shares was 0.72%.

The Series’ distributor has contracted to limit the 12b-1 fees for Service Class shares to no more than 0.25% of average daily net assets from Jan. 1, 2015 through Dec. 31, 2015.*

Earnings from a variable annuity or variable life investment compound tax-free until withdrawal, and as a result, no adjustments were made for income taxes.

Expense limitations were in effect for both classes during certain periods shown in the Series performance table above and in the Performance of a $10,000 Investment graph on the next page.

Performance data do not reflect insurance fees related to a variable annuity or variable life investment or the deferred sales charge that would apply to certain withdrawals of investments held for fewer than eight years. Performance shown here would have been reduced if such fees were included and the expense limitation removed. For more information about fees, consult your variable annuity or variable life prospectus.

Investments in variable products involve risk.

Investments in small and/or medium-sized companies typically exhibit greater risk and higher volatility than larger, more established companies.

Narrowly focused investments may exhibit higher volatility than investments in multiple industry sectors.

REIT investments are subject to many of the risks associated with direct real estate ownership, including changes in economic conditions, credit risk, and interest rate fluctuations.

Please read both the contract and underlying prospectus for specific details regarding the product’s risk profile.

*The contractual waiver period is from April 30, 2014 through April 29, 2016.

Small Cap Value Series-3

 Delaware VIP® Small Cap Value Series

 Performance summary (continued)

For period beginning Dec. 31, 2005 through Dec. 31, 2015	Starting value	Ending value
— Delaware VIP Small Cap Value Series (Standard Class)	$10,000	$19,762
– –Russell 2000 Value Index	$10,000	$17,199

The graph shows a $10,000 investment in the Delaware VIP Small Cap Value Series Standard Class shares for the period from Dec. 31, 2005 through Dec. 31, 2015.

The graph also shows $10,000 invested in the Russell 2000 Value Index for the period from Dec. 31, 2005 through Dec. 31, 2015. The Russell 2000 Value Index measures the performance of the small-cap value segment of the U.S. equity universe. It includes those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values.

Russell Investment Group is the source and owner of the trademarks, service marks, and copyrights related to the Russell Indexes. Russell® is a trademark of the Russell Investment Group.

Index performance returns do not reflect any management fees, transaction costs or expenses. Indices are unmanaged and one cannot invest directly in an index.

Performance of Service Class shares will vary due to different charges and expenses.

Past performance is not a guarantee of future results.

Small Cap Value Series-4

 Delaware VIP® Trust — Delaware VIP Small Cap Value Series

 Disclosure of Series expenses

  For the six-month period from July 1, 2015 to December 31, 2015 (Unaudited)

As a shareholder of the Series, you incur ongoing costs, which may include management fees; distribution and/or service (12b-1) fees; and other Series expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Series and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period from July 1, 2015 to Dec. 31, 2015.

Actual expenses

The first section of the table shown, “Actual Series Return,” provides information about actual account values and actual expenses. You may use the information in this section of the table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical example for comparison purposes

The second section of the table shown, “Hypothetical 5% Return,” provides information about hypothetical account values and hypothetical expenses based on the Series’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Series’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Series and other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. As a shareholder of the Series, you do not incur any transaction costs, such as sales charges (loads), redemption fees or exchange fees, but shareholders of other funds may incur such costs. Also, the fees related to the variable annuity investment or the deferred sales charge that could apply have not been included. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The Series’ actual expenses shown in the table reflect fee waivers in effect for Service class shares. The expenses shown in the table assume reinvestment of all dividends and distributions.

Expense analysis of an investment of $1,000

	Beginning Account Value 7/1/15	Ending Account Value 12/31/15	Annualized Expense Ratio	Expenses Paid During Period 7/1/15 to 12/31/15*
Actual Series return†
Standard Class	$1,000.00	$918.30	0.78%	$3.77
Service Class	1,000.00	917.20	1.03%	4.98
Hypothetical 5% return (5% return before expenses)
Standard Class	$1,000.00	$1,021.27	0.78%	$3.97
Service Class	1,000.00	1,020.01	1.03%	5.24

*	“Expenses Paid During Period” are equal to the Series’ annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

†	Because actual returns reflect only the most recent six-month period, the returns shown may differ significantly from fiscal year returns.

Small Cap Value Series-5

 Delaware VIP® Trust — Delaware VIP Small Cap Value Series

 Security type / sector allocation and top 10 equity holdings

  As of December 31, 2015 (Unaudited)

Sector designations may be different than the sector designations presented in other Series materials. The sector designations may represent the investment manager’s internal sector classifications, which may result in the sector designations for one series being different than another series’ sector designations.

Security type / sector	Percentage of net assets

Common Stock²	98.79%
Basic Industry	9.26%
Business Services	1.55%
Capital Spending	7.64%
Consumer Cyclical	3.84%
Consumer Services	7.99%
Consumer Staples	3.56%
Energy	4.69%
Financial Services[1]	27.05%
Healthcare	6.93%
Real Estate	7.94%
Technology	13.07%
Transportation	2.59%
Utilities	2.68%
Short-Term Investments	1.26%
Total Value of Securities	100.05%
Liabilities Net of Receivables and Other Assets	(0.05%)
Total Net Assets	100.00%

²	Narrow industries are utilized for compliance purposes for diversification whereas broad sectors are used for financial reporting.
[1]

To monitor compliance with the Series’ concentration guidelines as described in the Series’ Prospectus and Statement of Additional Information, the Financial Services sector (as disclosed herein for financial reporting purposes) is subdivided into a variety of “industries” (in accordance with the requirements of the 1940 Act). The Financial Services sector consisted of diversified financial services, banks, insurance and investment companies. As of Dec. 31, 2015, such amounts, as percentage of total net assets, were 1.01%, 19.44%, 5.90%, and 0.70%, respectively. The percentage in any such single industry will comply with the Series’ concentration policy even if the percentages in the Financial Services sector for financial reporting purposes may exceed 25%.

Holdings are for informational purposes only and are subject to change at any time. They are not a recommendation to buy, sell, or hold any security.

Top 10 equity holdings	Percentage of net assets
East West Bancorp	3.08%
Berry Plastics Group	2.01%
Webster Financial	1.93%
Selective Insurance Group	1.75%
Synopsys	1.68%
Bank of Hawaii	1.63%
Community Bank System	1.51%
ITT	1.46%
Fuller (H.B.)	1.38%
MasTec	1.37%

Small Cap Value Series-6

 Delaware VIP® Trust — Delaware VIP Small Cap Value Series

 Schedule of investments

  December 31, 2015

	Number of shares	Value (U.S. $)

Common Stock – 98.79% ²
Basic Industry – 9.26%
Albemarle	171,200	$9,588,912
Berry Plastics Group †	536,000	19,392,480
Chemtura †	436,800	11,911,536
Clearwater Paper †	147,500	6,715,675
Fuller (H.B.)	366,000	13,348,020
Kaiser Aluminum	123,500	10,332,010
Olin	660,900	11,407,134
P H Glatfelter	277,600	5,118,944
Ryerson Holding @†	337,000	1,573,790

		89,388,501

Business Services – 1.55%
Deluxe	123,500	6,735,690
Essendant	149,400	4,856,994
WESCO International †	77,200	3,372,096

		14,964,780

Capital Spending – 7.64%
Altra Industrial Motion @	310,870	7,796,620
CIRCOR International	78,200	3,296,130
EnPro Industries	109,700	4,809,248
H&E Equipment Services	463,800	8,107,224
ITT	387,900	14,088,528
MasTec †	762,400	13,250,512
Primoris Services	418,900	9,228,367
Regal Beloit	134,000	7,841,680
Thermon Group Holdings †	310,700	5,257,044

		73,675,353

Consumer Cyclical – 3.84%
Barnes Group	180,800	6,398,512
Knoll	294,593	5,538,348
Meritage Homes †	339,100	11,526,009
Standard Motor Products	152,201	5,791,248
Tenneco †	169,700	7,790,927

		37,045,044

Consumer Services – 7.99%
Asbury Automotive Group †	70,900	4,781,496
Brinker International	122,700	5,883,465
Cato Class A	117,254	4,317,292
Cheesecake Factory	214,900	9,909,039
Cinemark Holdings	201,413	6,733,237
Finish Line Class A	159,700	2,887,376
Genesco †	58,851	3,344,502
International Speedway Class A	208,100	7,017,132
Meredith	123,750	5,352,188
Stage Stores	144,667	1,317,916
Steven Madden †	203,500	6,149,770
Texas Roadhouse	198,900	7,114,653
UniFirst	72,800	7,585,760
Wolverine World Wide	281,000	4,695,510

		77,089,336

Consumer Staples – 3.56%
Core-Mark Holding Class A	97,232	7,967,190
J&J Snack Foods	78,730	9,185,429

	Number of shares	Value (U.S. $)

Common Stock ² (continued)
Consumer Staples (continued)
Pinnacle Foods	188,200	$7,990,972
Scotts Miracle-Gro Class A	143,300	9,244,283

		34,387,874

Energy – 4.69%
Bonanza Creek Energy †	346,100	1,823,947
Dril-Quip †	96,900	5,739,387
Helix Energy Solutions Group †	731,600	3,848,216
Jones Energy Class A †	180,200	693,770
Oasis Petroleum †	676,100	4,982,857
Patterson-UTI Energy	510,600	7,699,848
SM Energy	287,800	5,658,148
Southwest Gas	218,800	12,069,008
Whiting Petroleum †	286,600	2,705,504

		45,220,685

Financial Services – 27.05%
American Equity Investment Life Holding	417,800	10,039,734
Bank of Hawaii	250,500	15,756,450
Boston Private Financial Holdings	652,500	7,399,350
Community Bank System	363,800	14,530,172
East West Bancorp	714,236	29,683,648
First Financial Bancorp	530,900	9,593,363
First Interstate BancSystem	211,400	6,145,398
First Midwest Bancorp	494,300	9,109,949
Great Western Bancorp	413,400	11,996,868
Hancock Holding	476,700	11,998,539
Independent Bank	109,100	5,075,332
Infinity Property & Casualty	103,600	8,519,028
Main Street Capital	232,000	6,746,560
NBT Bancorp @	434,600	12,116,648
ProAssurance	231,200	11,220,136
Prosperity Bancshares	153,400	7,341,724
S&T Bancorp @	248,642	7,663,146
Selective Insurance Group @	503,900	16,920,962
Stifel Financial †	230,600	9,768,216
Validus Holdings	220,321	10,198,659
Valley National Bancorp	1,141,500	11,243,775
Webster Financial	500,700	18,621,033
WesBanco @	310,800	9,330,216

		261,018,906

Healthcare – 6.93%
Haemonetics †	192,500	6,206,200
Owens & Minor	284,550	10,238,109
Service International	425,700	11,076,714
STERIS	131,198	9,884,457
Teleflex	72,800	9,569,560
VCA Antech †	200,799	11,043,945
VWR †	311,720	8,824,793

		66,843,778

Real Estate – 7.94%
Alexander & Baldwin	217,571	7,682,432
Brandywine Realty Trust	810,533	11,071,881

Small Cap Value Series-7

 Delaware VIP® Small Cap Value Series

 Schedule of investments (continued)

	Number of shares	Value (U.S. $)

Common Stock ² (continued)
Real Estate (continued)
Education Realty Trust	196,900	$7,458,572
Healthcare Realty Trust	327,900	9,286,128
Highwoods Properties	269,100	11,732,760
Lexington Realty Trust	998,800	7,990,400
Ramco-Gershenson Properties Trust	403,300	6,698,813
Summit Hotel Properties	526,900	6,296,455
Washington Real Estate Investment Trust	311,300	8,423,778

		76,641,219

Technology – 13.07%
Brocade Communications Systems	848,300	7,787,394
Cirrus Logic †	234,100	6,912,973
CommScope Holding †	436,445	11,299,561
Electronics For Imaging †	275,800	12,890,892
NetScout Systems †	257,600	7,908,320
ON Semiconductor †	1,169,900	11,465,020
PTC †	295,700	10,240,091
Super Micro Computer †	292,500	7,169,175
Synopsys †	354,700	16,177,867
Tech Data †	189,900	12,605,562
Teradyne	492,200	10,173,774
Vishay Intertechnology	953,400	11,488,470

		126,119,099

Transportation – 2.59%
Kirby †	98,300	5,172,546
Matson	186,600	7,954,758
Saia †	135,750	3,020,438
Werner Enterprises	376,800	8,813,352

		24,961,094

Utilities – 2.68%
Black Hills	159,000	7,382,370
El Paso Electric	209,100	8,050,350
NorthWestern	192,600	10,448,550

		25,881,270

Total Common Stock (cost $776,598,242)		953,236,939

	Principal amount°	Value (U.S. $)

Short-Term Investments – 1.26%
Discount Notes – 0.85% ≠
Federal Home Loan Bank
0.17% 1/21/16	277,625	$277,607
0.185% 1/19/16	244,328	244,314
0.19% 3/22/16	678,485	678,059
0.212% 1/25/16	1,913,240	1,913,083
0.25% 2/9/16	1,577,668	1,577,289
0.262% 2/18/16	2,793,641	2,792,802
0.295% 3/2/16	118,255	118,200
0.31% 3/14/16	617,710	617,362

		8,218,716

Repurchase Agreements – 0.41%
Bank of America Merrill Lynch 0.24%, dated 12/31/15, to be repurchased on 1/4/16, repurchase price $1,351,075 (collateralized by U.S. government obligations 3.00% 11/15/45; market value $1,378,060)	1,351,039	1,351,039
Bank of Montreal 0.26%, dated 12/31/15, to be repurchased on 1/4/16, repurchase price $2,251,797 (collateralized by U.S. government obligations 0.75%-2.875% 9/30/16-8/15/42; market value $2,296,767)	2,251,732	2,251,732
BNP Paribas 0.28%, dated 12/31/15, to be repurchased on 1/4/16, repurchase price $294,238 (collateralized by U.S. government obligations 0.00% 2/15/31-2/15/43; market value $300,114)	294,229	294,229

		3,897,000

Total Short-Term Investments (cost $12,115,492)		12,115,716

Total Value of Securities – 100.05% (cost $788,713,734)	$965,352,655

@	Illiquid security. At Dec. 31, 2015, the aggregate value of illiquid securities was $55,401,382, which represents 5.74% of the Series’ net assets. See Note 10 in “Notes to financial statements.”
²	Narrow industries are utilized for compliance purposes for diversification whereas broad sectors are used for financial reporting.
≠	The rate shown is the effective yield at the time of purchase.
°	Principal amount shown is stated in U.S. dollars unless noted that the security is denominated in another currency.
†	Non-income-producing security.

See accompanying notes, which are an integral part of the financial statements.

Small Cap Value Series-8

Delaware VIP® Trust — Delaware VIP Small Cap Value Series
Statement of assets and liabilities	December 31, 2015

Assets:
Investments, at value[1]	$953,236,939
Short-term investments, at value[2]	12,115,716
Cash	414,839
Dividends and interest receivable	1,598,391
Receivable for securities sold	141,796
Receivable for series shares sold	55,909

Total assets	967,563,590

Liabilities:
Payable for series shares redeemed	1,459,107
Payable for securities purchased	340,082
Investment management fees payable	604,646
Distribution fees payable to affiliates	134,548
Other accrued expenses	125,761
Other affiliates payable	27,440
Trustees’ fees and expenses payable	2,787

Total liabilities	2,694,371

Total Net Assets	$964,869,219

Net Assets Consist of:
Paid-in capital	$687,779,686
Undistributed net investment income	8,096,785
Accumulated net realized gain on investments	92,353,827
Net unrealized appreciation of investments	176,638,921

Total Net Assets	$964,869,219

Net Asset Value:
Standard Class:
Net assets	$343,846,915
Shares of beneficial interest outstanding, unlimited authorization, no par	10,195,955
Net asset value per share	$33.72

Service Class:
Net assets	$621,022,304
Shares of beneficial interest outstanding, unlimited authorization, no par	18,493,926
Net asset value per share	$33.58

[1]Investments, at cost	$776,598,242
[2]Short-term investments, at cost	12,115,492

See accompanying notes, which are an integral part of the financial statements.

Small Cap Value Series-9

 Delaware VIP® Trust —

 Delaware VIP Small Cap Value Series

 Statement of operations

 Year ended December 31, 2015

Delaware VIP Trust —

Delaware VIP Small Cap Value Series

Statements of changes in net assets

Investment Income:
Dividends	$18,018,592
Interest	12,027

18,030,619

Expenses:
Management fees	7,608,583
Distribution expenses - Service Class	2,054,533
Accounting and administration expenses	336,473
Reports and statements to shareholders	204,378
Dividends disbursing and transfer agent fees and expenses	89,552
Legal fees	81,716
Custodian fees	50,035
Trustees’ fees and expenses	49,911
Audit and tax	32,891
Registration fees	1,041
Other	28,373

10,537,486
Less waiver of distribution fees	(342,422)
Less expense paid indirectly	(2)

Total operating expenses	10,195,062

Net Investment Income	7,835,557

Net Realized and Unrealized Gain (Loss):
Net realized gain on investments	92,916,036
Net change in unrealized appreciation (depreciation) of investments	(167,091,216)

Net Realized and Unrealized Loss	(74,175,180)

Net Decrease in Net Assets Resulting from Operations	$(66,339,623)

	Year ended
	12/31/15	12/31/14
Increase (Decrease) in Net Assets from Operations:
Net investment income	$7,835,557	$5,559,973
Net realized gain	92,916,036	111,798,548
Net change in unrealized appreciation (depreciation)	(167,091,216)	(57,269,239)

Net increase (decrease) in net assets resulting from operations	(66,339,623)	60,089,282

Dividends and Distributions to Shareholders from:
Net investment income:
Standard Class	(2,672,814)	(1,974,848)
Service Class	(3,234,601)	(2,395,882)
Net realized gain:
Standard Class	(38,859,324)	(30,419,445)
Service Class	(72,585,147)	(60,984,539)

	(117,351,886)	(95,774,714)

Capital Share Transactions:
Proceeds from shares sold:
Standard Class	39,434,777	65,038,664
Service Class	39,076,909	50,338,454
Net asset value of shares based upon reinvestment of dividends and distributions:
Standard Class	41,532,138	32,394,293
Service Class	75,819,748	63,380,421

	195,863,572	211,151,832

Cost of shares repurchased:
Standard Class	(51,838,581)	(60,498,167)
Service Class	(94,268,839)	(92,922,848)

	(146,107,420)	(153,421,015)

Increase in net assets derived from capital share transactions	49,756,152	57,730,817

Net Increase (Decrease) in Net Assets	(133,935,357)	22,045,385

Net Assets:
Beginning of year	1,098,804,576	1,076,759,191

End of year	$964,869,219	$1,098,804,576

Undistributed net investment income	$8,096,785	$6,168,643

See accompanying notes, which are an integral part of the financial statements.

Small Cap Value Series-10

 Delaware VIP® Trust — Delaware VIP Small Cap Value Series

 Financial highlights

Selected data for each share of the Series outstanding throughout each period were as follows:

	Delaware VIP Small Cap Value Series Standard Class
	Year ended
	12/31/15	12/31/14	12/31/13	12/31/12	12/31/11

Net asset value, beginning of period	$40.230	$41.720	$33.140	$31.390	$31.960

Income (loss) from investment operations:
Net investment income[1]	0.334	0.274	0.238	0.265	0.181
Net realized and unrealized gain (loss)	(2.431)	2.058	10.368	3.982	(0.593)

Total from investment operations	(2.097)	2.332	10.606	4.247	(0.412)

Less dividends and distributions from:
Net investment income	(0.284)	(0.233)	(0.276)	(0.195)	(0.158)
Net realized gain	(4.129)	(3.589)	(1.750)	(2.302)	—

Total dividends and distributions	(4.413)	(3.822)	(2.026)	(2.497)	(0.158)

Net asset value, end of period	$33.720	$40.230	$41.720	$33.140	$31.390

Total return[2]	(6.22% )	5.86%	33.50%	13.90%	(1.33% )

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$343,847	$379,542	$354,211	$271,272	$243,440
Ratio of expenses to average net assets	0.80%	0.80%	0.80%	0.81%	0.81%
Ratio of net investment income to average net assets	0.90%	0.68%	0.64%	0.82%	0.57%
Portfolio turnover	18%	16%	23%	14%	17%

[1]	The average shares outstanding method has been applied for per share information.
[2]

Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which Delaware VIP Trust serves as an underlying investment vehicle.

See accompanying notes, which are an integral part of the financial statements.

Small Cap Value Series-11

 Delaware VIP® Small Cap Value Series

 Financial highlights (continued)

Selected data for each share of the Series outstanding throughout each period were as follows:

	Delaware VIP Small Cap Value Series Service Class
	Year ended
	12/31/15	12/31/14	12/31/13	12/31/12	12/31/11

Net asset value, beginning of period	$40.080	$41.580	$33.040	$31.300	$31.890

Income (loss) from investment operations:
Net investment income[1]	0.241	0.173	0.145	0.184	0.101
Net realized and unrealized gain (loss)	(2.428)	2.057	10.340	3.974	(0.600)

Total from investment operations	(2.187)	2.230	10.485	4.158	(0.499)

Less dividends and distributions from:
Net investment income	(0.184)	(0.141)	(0.195)	(0.116)	(0.091)
Net realized gain	(4.129)	(3.589)	(1.750)	(2.302)	—

Total dividends and distributions	(4.313)	(3.730)	(1.945)	(2.418)	(0.091)

Net asset value, end of period	$33.580	$40.080	$41.580	$33.040	$31.300

Total return[2]	(6.46% )	5.62%	33.17%	13.63%	(1.59% )

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$621,022	$719,263	$722,548	$593,021	$579,080
Ratio of expenses to average net assets	1.05%	1.05%	1.05%	1.06%	1.06%
Ratio of expenses to average net assets prior to fees waived	1.10%	1.10%	1.10%	1.11%	1.11%
Ratio of net investment income to average net assets	0.65%	0.43%	0.39%	0.57%	0.32%
Ratio of net investment income to average net assets prior to fees waived	0.60%	0.38%	0.34%	0.52%	0.27%
Portfolio turnover	18%	16%	23%	14%	17%

[1]	The average shares outstanding method has been applied for per share information.
[2]

Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return during all of the periods shown reflects a waiver by the distributor. Performance would have been lower had the waiver not been in effect. Total investment return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which Delaware VIP Trust serves as an underlying investment vehicle.

See accompanying notes, which are an integral part of the financial statements.

Small Cap Value Series-12

 Delaware VIP® Trust — Delaware VIP Small Cap Value Series

 Notes to financial statements

  December 31, 2015

Delaware VIP Trust (Trust) is organized as a Delaware statutory trust and offers 10 series: Delaware VIP Diversified Income Series, Delaware VIP Emerging Markets Series, Delaware VIP High Yield Series, Delaware VIP International Value Equity Series, Delaware VIP Limited-Term Diversified Income Series, Delaware VIP REIT Series, Delaware VIP Small Cap Value Series, Delaware VIP Smid Cap Growth Series, Delaware VIP U.S. Growth Series, and Delaware VIP Value Series. These financial statements and the related notes pertain to Delaware VIP Small Cap Value Series (Series). The Trust is an open-end investment company. The Series is considered diversified under the Investment Company Act of 1940, as amended, and offers Standard Class and Service Class shares. The Standard Class shares do not carry a 12b-1 fee and the Service Class shares carry a 12b-1 fee. The shares of the Series are sold only to separate accounts of life insurance companies.

The investment objective of the Series is to seek capital appreciation.

1. Significant Accounting Policies

The following accounting policies are in accordance with U.S. generally accepted accounting principles (U.S. GAAP) and are consistently followed by the Series.

Security Valuation — Equity securities, except those traded on the Nasdaq Stock Market LLC (Nasdaq) are valued at the last quoted sales price as of the time of the regular close of the New York Stock Exchange on the valuation date. Equity securities traded on the Nasdaq are valued in accordance with the Nasdaq Official Closing Price, which may not be the last sales price. If, on a particular, day an equity security does not trade, the mean between the bid and ask prices will be used, which approximates fair value. U.S. government and agency securities are valued at the mean between the bid and ask prices, which approximates fair value. Generally, other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith under the direction of the Trust’s Board of Trustees (Board). In determining whether market quotations are readily available or fair valuation will be used, various factors will be taken into consideration, such as market closures or suspension of trading in a security.

Federal Income Taxes — No provision for federal income taxes has been made as the Series intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, and make the requisite distributions to shareholders. The Series evaluates tax positions taken or expected to be taken in the course of preparing the Series’ tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the “more-likely-than-not” threshold are recorded as a tax benefit or expense in the current year. Management has analyzed the Series’ tax positions taken for all open federal income tax years (Dec. 31, 2012 – Dec. 31, 2015), and has concluded that no provision for federal income tax is required in the Series’ financial statements.

Class Accounting — Investment income, common expenses, and realized and unrealized gain (loss) on investments are allocated to the classes of the Series on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

Repurchase Agreements — The Series may purchase certain U.S. government securities subject to the counterparty’s agreement to repurchase them at an agreed upon date and price. The counterparty will be required on a daily basis to maintain the value of the collateral subject to the agreement at not less than the repurchase price (including accrued interest). The agreements are conditioned upon the collateral being deposited under the Federal Reserve book-entry system with the Series’ custodian or a third-party sub-custodian. In the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings. All open repurchase agreements as of the date of this report were entered into on Dec. 31, 2015, and matured on the next business day.

Use of Estimates — The Series is an investment company, whose financial statements are prepared in conformity with U.S. GAAP. Therefore, the Series follows the accounting and reporting guidelines for investment companies. The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the fair value of investments, the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and the differences could be material.

Other — Expenses directly attributable to the Series are charged directly to the Series. Other expenses common to various funds within the Delaware Investments® Family of Funds are generally allocated among such funds on the basis of average net assets. Management fees and some other expenses are paid monthly. Security transactions are recorded on the date the securities are purchased or sold (trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Discounts and premiums on debt securities are accreted or amortized to interest income, respectively over the lives of the respective securities using the effective interest method. Distributions received from investments in real estate investment trusts (REITs) are recorded as dividend income on the ex-dividend date, subject to reclassification upon notice of the character of such distribution by the issuer. The Series declares and pays dividends from net investment income and distributions from net realized gain on investments, if any, following the close of the fiscal year. The Series may distribute more frequently, if necessary for tax purposes. Dividends and distributions, if any, are recorded on the ex-dividend date.

Subject to seeking best execution, the Series may direct certain security trades to brokers who have agreed to rebate a portion of the related brokerage commission to the Series in cash. Such commission rebates are included on the “Statement of operations” under “Net realized gain on investments” and totaled $67 for the year ended Dec. 31, 2015. In general, best execution refers to many factors, including the price paid or received for a security, the commission charged, the promptness and reliability of execution, the confidentiality and placement accorded the order, and other factors affecting the overall benefit obtained by the Series on the transaction.

Small Cap Value Series-13

 Delaware VIP® Small Cap Value Series

 Notes to financial statements (continued)

 1. Significant Accounting Policies (continued)

The Series may receive earnings credits from its custodian when positive cash balances are maintained, which may be used to offset custody fees. There were no such earnings credits for the year ended Dec. 31, 2015.

The Series receives earnings credits from its transfer agent when positive cash balances are maintained, which may be used to offset transfer agent fees. If the amount earned is greater than one dollar, the expense paid under this arrangement is included on the “Statement of operations” under “Dividend disbursing and transfer agent fees and expenses” with the corresponding expense offset shown under “Less expense paid indirectly.” For the year ended Dec. 31, 2015, the Series earned $2 under this agreement.

2. Investment Management, Administration Agreements, and Other Transactions with Affiliates

In accordance with the terms of its investment management agreement, the Series pays Delaware Management Company (DMC), a series of Delaware Management Business Trust and the investment manager, an annual fee which is calculated daily at the rate of 0.75% on the first $500 million of average daily net assets of the Series, 0.70% on the next $500 million, 0.65% on the next $1.5 billion, and 0.60% on average daily net assets in excess of $2.5 billion.

Delaware Investments Fund Services Company (DIFSC), an affiliate of DMC, provides fund accounting and financial administration oversight services to the Series. For these services, DIFSC’s fees are calculated based on the aggregate daily net assets of the Delaware Investments® Family of Funds at the following annual rate: 0.0050% of the first $30 billion; 0.0045% of the next $10 billion; 0.0040% of the next $10 billion; and 0.0025% of aggregate average daily net assets in excess of $50 billion. The fees payable to DIFSC under the service agreement described above are allocated among all funds in the Delaware Investments Family of Funds on a relative net asset value (NAV) basis. For the year ended December 31, 2015, the Series was charged $49,897 for these services. This amount is included on the “Statement of operations” under “Accounting and administration expenses.”

DIFSC is also the transfer agent and dividend disbursing agent of the Series. For these services, DIFSC’s fees are calculated at the annual rate of 0.0075% of the Series’ average daily net assets. This amount is included on the “Statement of operations” under “Dividend disbursing and transfer agent fees and expenses.” For the year ended Dec. 31, 2015, the Series was charged $79,157 for these services. Pursuant to a sub-transfer agency agreement between DIFSC and BNY Mellon Investment Servicing (US) Inc. (BNYMIS), BNYMIS provides certain sub-transfer agency services to the Series. Sub-transfer agency fees are paid by the Series and are also included on the “Statement of operations” under “Dividend disbursing and transfer agent fees and expenses.”

Pursuant to a distribution agreement and distribution plan, the Series pays Delaware Distributors, L.P. (DDLP), the distributor and an affiliate of DMC, an annual distribution and service fee of 0.30% of the average daily net assets of the Service Class shares. DDLP has contracted to waive distribution and service fees from Jan. 1, 2015 through Dec. 31, 2015* in order to limit distribution and service fees of the Service Class shares to 0.25% of average daily net assets. Standard Class shares pay no distribution and service expenses.

As provided in the investment management agreement, the Series bears a portion of the cost of certain resources shared with DMC, including the cost of internal personnel of DMC and/or its affiliates that provide legal, tax and regulatory reporting services to the Series. For the year ended Dec. 31, 2015, the Series was charged $25,565 for internal legal, tax, and regulatory reporting services provided by DMC and/or its affiliates’ employees.

Trustees’ fees include expenses accrued by the Series for each Trustee’s retainer and meeting fees. Certain officers of DMC, DIFSC, and DDLP are officers and/or Trustees of the Trust. These officers and Trustees are paid no compensation by the Series.

*The contractual waiver period is from April 30, 2014 through April 29, 2016.

3. Investments

For the year ended ended Dec. 31, 2015, the Series made purchases and sales of investment securities other than short-term investments as follows:

Purchases	$188,731,014
Sales	224,129,803

At Dec. 31, 2015, the cost and unrealized appreciation (depreciation) of investments for federal income tax purposes were as follows:

Cost of Investments	Aggregate Unrealized Appreciation of Investments	Aggregate Unrealized Depreciation of Investments	Net Unrealized Appreciation of Investments
$789,297,077	$269,604,393	$(93,548,815)	$176,055,578

Small Cap Value Series-14

 Delaware VIP® Small Cap Value Series

 Notes to financial statements (continued)

 3. Investments (continued)

U.S. GAAP defines fair value as the price that the Series would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. A three-level hierarchy for fair value measurements has been established based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available under the circumstances. The Series’ investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-level hierarchy of inputs is summarized below.

Level 1 –	Inputs are quoted prices in active markets for identical investments. (Examples: equity securities, open-end investment companies, futures contracts, exchange-traded options contracts)
Level 2 –

Other observable inputs, including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates), or other market-corroborated inputs. (Examples: debt securities, government securities, swap contracts, foreign currency exchange contracts, foreign securities utilizing international fair value pricing, broker-quoted securities, fair valued securities)

Level 3 –	Significant unobservable inputs, including the Series’ own assumptions used to determine the fair value of investments. (Examples: broker-quoted securities, fair valued securities)

Level 3 investments are valued using significant unobservable inputs. The Series may also use an income-based valuation approach in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Valuations may also be based upon current market prices of securities that are comparable in coupon, rating, maturity, and industry. The derived value of a Level 3 investment may not represent the value which is received upon disposition and this could impact the results of operations.

The following table summarizes the valuation of the Series’ investments by fair value hierarchy levels as of Dec. 31, 2015:

Securities	Level 1	Level 2	Total
Common Stock	$953,236,939	$—	$953,236,939
Short-Term Investments	—	12,115,716	12,115,716

Total Value of Securities	$953,236,939	$12,115,716	$965,352,655

During the year ended Dec. 31, 2015, there were no transfers between Level 1 investments, Level 2 investments, or Level 3 investments that had a significant impact to the Series. The Series’ policy is to recognize transfers between levels at the beginning of the reporting period.

A reconciliation of Level 3 investments is presented when the Series has a significant amount of Level 3 investments at the beginning, interim, or end of the period in relation to the Series’ net assets. At Dec. 31, 2015, there were no Level 3 investments.

4. Dividend and Distribution Information

Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. Additionally, distributions from net short-term gains on sales of investment securities are treated as ordinary income for federal income tax purposes. The tax character of dividends and distributions paid during the years ended Dec. 31, 2015 and 2014 was as follows:

	Year ended
	12/31/15	12/31/14
Ordinary income	$9,227,267	$11,654,525
Long-term capital gain	108,124,619	84,120,189

Total	$117,351,886	$95,774,714

Small Cap Value Series-15

 Delaware VIP® Small Cap Value Series

 Notes to financial statements (continued)

5. Components of Net Assets on a Tax Basis

As of Dec. 31, 2015, the components of net assets on a tax basis were as follows:

Shares of beneficial interest	$687,779,686
Undistributed ordinary income	9,308,405
Undistributed long-term capital gains	91,725,550
Unrealized appreciation on investments	176,055,578

Net assets	$964,869,219

The differences between book basis and tax basis components of net assets are primarily attributable to tax deferral of losses on wash sales.

6. Capital Shares

Transactions in capital shares were as follows:

	Year ended
	12/31/15	12/31/14
Shares sold:
Standard Class	1,054,751	1,610,786
Service Class	1,047,158	1,265,039

Shares issued upon reinvestment of dividends and distributions:
Standard Class	1,118,560	829,347
Service Class	2,046,969	1,626,390

	5,267,438	5,331,562

Shares redeemed:
Standard Class	(1,410,812)	(1,496,011)
Service Class	(2,547,918)	(2,319,669)

	(3,958,730)	(3,815,680)

Net increase	1,308,708	1,515,882

7. Line of Credit

The Series, along with certain other funds in the Delaware Investments® Family of Funds (Participants), was a participant in a $275,000,000 revolving line of credit intended to be used for temporary or emergency purposes as an additional source of liquidity to fund redemptions of investor shares. Under the agreement, the Participants were charged an annual commitment fee of 0.08%, which was allocated across the Participants on the basis of each Participant’s allocation of the entire facility. The Participants were permitted to borrow up to a maximum of one third of their net assets under the agreement. Each Participant was individually, and not jointly, liable for its particular advances, if any, under the line of credit. The line of credit under the agreement expired on Nov. 9, 2015.

On Nov. 9, 2015, the Series, along with the other Participants, entered into an amendment to the agreement for a $155,000,000 revolving line of credit. Under the amendment to the agreement, the Participants are charged an annual commitment fee of 0.10%, which is allocated across the Participants on the basis of each Participant’s allocation of the entire facility. Other than the annual commitment fee, the line of credit available is to be used as described above and operates in substantially the same manner as the original agreement. The line of credit available under the agreement expires on Nov. 7, 2016.

The Series had no amounts outstanding as of Dec. 31, 2015 or at any time during the year then ended.

8. Offsetting

In December 2011, the Financial Accounting Standards Board (FASB) issued guidance that expands current disclosure requirements on the offsetting of certain assets and liabilities. The disclosures are required for investments and derivative financial instruments subject to master netting or similar agreements which are eligible for offset in the statement of assets and liabilities and require an entity to disclose both gross and net information about such investments and transactions in the financial statements. In January 2013, the FASB issued guidance that clarifies which investments and transactions are subject to the offsetting disclosure requirements. The scope of the disclosure requirements for offsetting is limited to derivative instruments, repurchase agreements and reverse repurchase agreements, and securities borrowing. The guidance is effective for financial statements with fiscal years beginning on or after Jan. 1, 2013, and interim periods within those fiscal years.

Small Cap Value Series-16

 Delaware VIP® Small Cap Value Series

 Notes to financial statements (continued)

 8. Offsetting (continued)

In order to better define its contractual rights and to secure rights that will help the Series mitigate its counterparty risk, the Series entered into an International Swaps and Derivatives Association, Inc. Master Agreement (ISDA Master Agreement) or a similar agreement with certain of its derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between the Series and a counterparty that governs certain over-the-counter (OTC) derivatives and foreign exchange contracts and typically contains, among other things, collateral posting items and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Series may, under certain circumstances, offset with the counterparty certain derivative financial instrument’s payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default (close-out), including the bankruptcy or insolvency of the counterparty. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency or other events.

For financial reporting purposes, the Series does not offset derivative assets and derivatives liabilities that are subject to netting arrangements on the “Statement of assets and liabilities.”

At Dec. 31, 2015, the Series had the following assets and liabilities subject to offsetting provisions:

Master Repurchase Agreements

Counterparty	Repurchase Agreements	Fair Value of Non-Cash Collateral Received	Cash Collateral Received	Net Collateral Received	Net Exposure(a)
Bank of America Merrill Lynch	$1,351,039	$(1,351,039)	$—	$(1,351,039)	$—
Bank of Montreal	2,251,732	(2,251,732)	—	(2,251,732)	—
BNP Paribas	294,229	(294,229)	—	(294,229)	—

Total	$3,897,000	$(3,897,000)	$—	$(3,897,000)	$—

(a)Net exposure represents the receivable (payable) that would be due from (to) the counterparty in the event of default.

9. Securities Lending

The Series, along with other funds in the Delaware Investments® Family of Funds, may lend its securities pursuant to a security lending agreement (Lending Agreement) with The Bank of New York Mellon (BNY Mellon). At the time a security is loaned, the borrower must post collateral equal to the required percentage of the market value of the loaned security, including any accrued interest. The required percentage is: (1) 102% with respect to U.S. securities and foreign securities that are denominated and payable in U.S. dollars; and (2) 105% with respect to foreign securities. With respect to each loan, if on any business day the aggregate market value of securities collateral plus cash collateral held is less than the aggregate market value of the securities that are the subject of such loan, the borrower will be notified to provide additional collateral by the end of the following business day, which, together with the collateral already held, will be not less than the applicable initial collateral requirements for such security loan. If the aggregate market value of securities collateral and cash collateral held with respect to a security loan exceeds the applicable initial collateral requirement, upon the request of the borrower, BNY Mellon must return enough collateral to the borrower by the end of the following business day to reduce the value of the remaining collateral to the applicable initial collateral requirement for such security loan. As a result of the foregoing, the value of the collateral held with respect to a loaned security on any particular day may be more or less than the value of the security on loan.

Prior to Dec. 29, 2015, cash collateral received was generally invested in the Delaware Investments Collateral Fund No. 1 (Collective Trust), a pooled account established by BNY Mellon for the use of funds managed by DMC that participate in BNY Mellon’s securities lending program. The Collective Trust sought to maintain a NAV per unit of $1.00. Under the previous investment guidelines, the Collective Trust was permitted to invest in U.S. government securities and high-quality corporate debt, asset-backed and other money market securities, and in repurchase agreements collateralized by such securities, provided that the Collective Trust would generally have a dollar-weighted average portfolio maturity of 60 days or less.

On Dec. 29, 2015, the assets in the Collective Trust were transferred to a series of individual separate accounts, each corresponding to a Series. The investment guidelines permit each separate account to hold certain securities that would be considered eligible securities for a money market fund. Cash collateral received is generally invested in government securities; certain obligations issued by government sponsored enterprises; repurchase agreements collateralized by U.S. Treasury securities; obligations issued by the central government of any Organization for Economic Cooperation and Development (OECD) country or its agencies, instrumentalities, or establishments; obligations of supranational organizations; commercial paper, notes, bonds, and other debt obligations; certificates of deposit, time deposits, and other bank obligations; and asset-backed securities.

In the event of default or bankruptcy by the lending agent, realization and/or retention of the collateral may be subject to legal proceedings. In the event the borrower fails to return loaned securities and the collateral received is insufficient to cover the value of the loaned securities and provided such collateral shortfall is not the result of investment losses, the lending agent has agreed to pay the amount of the shortfall to the Series or, at the discretion of the lending agent, replace the loaned securities. The Series continues to record dividends or interest, as applicable, on the securities loaned and are subject to changes in value of the securities loaned that may occur during the term of the loan. The Series has the right under the Lending Agreement to recover the securities from the borrower on demand. With respect to security loans collateralized by non-cash collateral, the Series receives loan

Small Cap Value Series-17

 Delaware VIP® Small Cap Value Series

 Notes to financial statements (continued)

 9. Securities Lending (continued)

premiums paid by the borrower. With respect to security loans collateralized by cash collateral, the earnings from the collateral investments are shared among the Series, the security lending agent, and the borrower. The Series records security lending income net of allocations to the security lending agent and the borrower.

The Series may incur investment losses as a result of investing securities lending collateral. This could occur if an investment in the collateral investment account defaulted or became impaired. Under those circumstances, the value of a Series’ cash collateral account may be less than the amount the Series would be required to return to the borrowers of the securities and the Series would be required to make up for this shortfall.

During the year ended Dec. 31, 2015, the Series had no securities out on loan.

10. Credit and Market Risk

The Series invests a significant portion of its assets in small companies and may be subject to certain risks associated with ownership of securities of such companies. Investments in small-sized companies may be more volatile than investments in larger companies for a number of reasons, which include limited financial resources or a dependence on narrow product lines.

The Series invests in REITs and is subject to the risks associated with that industry. If the Series holds real estate directly as a result of defaults or receives rental income directly from real estate holdings, its tax status as a regulated investment company may be jeopardized. There were no direct real estate holdings during the year ended Dec. 31, 2015. The Series’ REIT holdings are also affected by interest rate changes, particularly if the REITs it holds use floating rate debt to finance their ongoing operations.

The Series may invest up to 10% of its net assets in illiquid securities, which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A promulgated under the Securities Act of 1933, as amended, and other securities which may not be readily marketable. The relative illiquidity of these securities may impair the Series from disposing of them in a timely manner and at a fair price when it is necessary or desirable to do so. While maintaining oversight, the Board has delegated to DMC the day-to-day functions of determining whether individual securities are liquid for purposes of the Series’ limitation on investments in illiquid securities. Securities eligible for resale pursuant to Rule 144A, which are determined to be liquid, are not subject to the Series’ 10% limit on investments in illiquid securities. As of Dec. 31, 2015, there were no Rule 144A securities held by the Series. Illiquid securities have been identified on the “Schedule of investments”. When monitoring compliance with the Series’ illiquid limit, certain holdings that are common to multiple clients of the investment manager may be aggregated and considered illiquid in the aggregate solely for monitoring purposes. For purposes of determining illiquidity for financial reporting purposes, only the holdings of this Series will be considered.

11. Contractual Obligations

The Series enters into contracts in the normal course of business that contain a variety of indemnifications. The Series’ maximum exposure under these arrangements is unknown. However, the Series has not had prior claims or losses pursuant to these contracts. Management has reviewed the Series’ existing contracts and expects the risk of loss to be remote.

12. Recent Accounting Pronouncements

In May 2015, the FASB issued Accounting Standards Update (“ASU”) No. 2015-07 regarding “Disclosures for Investments in Certain Entities That Calculate Net Asset Value per Share.” The amendments in this update are effective for the Series for fiscal years beginning after Dec. 15, 2015, and interim periods within those fiscal years. ASU No. 2015-07 will eliminate the requirement to categorize investments in the fair value hierarchy if the fair value is measured at NAV per share (or its equivalent) using the practical expedient in the FASB’s fair value measurement guidance. Management is evaluating the impact, if any, of this guidance on the Fund’s financial statement disclosures.

13. Subsequent Events

Management has determined that no material events or transactions occurred subsequent to Dec. 31, 2015 that would require recognition or disclosure in the Series’ financial statements.

Small Cap Value Series-18

 Delaware VIP® Trust — Delaware VIP Small Cap Value Series

 Report of independent registered public accounting firm

To the Board of Trustees of Delaware VIP® Trust and Shareholders of Delaware VIP Small Cap Value Series:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Delaware VIP Small Cap Value Series (one of the series constituting Delaware VIP Trust, hereafter referred to as the “Series”) at December 31, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Series’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2015 by correspondence with the custodian and broker and the application of alternative auditing procedures where securities purchased had not been received, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

February 17, 2016

Small Cap Value Series-19

 Delaware VIP® Trust — Delaware VIP Small Cap Value Series

 Other Series information (Unaudited)

Board consideration of Delaware VIP Small Cap Value Series investment management agreement

At a meeting held on Aug. 18–20, 2015 (the “Annual Meeting”), the Board of Trustees (collectively referred to here as the “Board”), including a majority of disinterested or independent Trustees, approved the renewal of the Investment Management Agreement for Delaware VIP Small Cap Value Series (the “Series”). In making its decision, the Board considered information furnished at regular quarterly Board meetings, including reports detailing Series performance, investment strategies, and expenses, as well as information prepared specifically in connection with the renewal of the investment advisory and sub-advisory contracts. Information furnished specifically in connection with the renewal of the Investment Management Agreement with Delaware Management Company (“DMC”) included materials provided by DMC and its affiliates (“Delaware Investments”) concerning, among other things, the nature, extent, and quality of services provided to the Series; the costs of such services to the Series; economies of scale; and the investment manager’s financial condition and profitability. In addition, in connection with the Annual Meeting, reports were provided to the Trustees in May 2015 and included reports provided by Lipper, Inc., an independent statistical compilation organization (“Lipper”). The Lipper reports compared the Series’ investment performance and expenses with those of other comparable mutual funds. The Independent Trustees reviewed and discussed the Lipper reports with independent legal counsel to the Independent Trustees. In addition to the information noted above, the Board also requested and received information regarding DMC’s policy with respect to advisory fee levels and its breakpoint philosophy; the structure of portfolio manager compensation; comparative client fee information; and any constraints or limitations on the availability of securities for certain investment styles, which had in the past year inhibited, or which were likely in the future to inhibit, the investment manager’s ability to invest fully in accordance with Series policies.

In considering information relating to the approval of the Series’ advisory agreement, the Independent Trustees received assistance and advice from and met separately with independent legal counsel to the Independent Trustees. They also engaged a consultant to assist them in analyzing portions of the data received. The Independent Trustees reviewed and discussed with such consultant two reports prepared by the consultant with respect to such data. Although the Board gave attention to all information furnished, the following discussion identifies, under separate headings, the primary factors taken into account by the Board during its contract renewal considerations.

Nature, extent, and quality of service. The Board considered the services provided by DMC to the Series and its shareholders. In reviewing the nature, extent and quality of services, the Board considered reports furnished to it throughout the year, which covered matters such as the relative performance of the Series, compliance of portfolio managers with the investment policies, strategies and restrictions for the Series, compliance by DMC and Delaware Distributors, L.P. (together, “Management”) personnel with the Code of Ethics adopted throughout the Delaware Investments® Family of Funds complex, and adherence to fair value pricing procedures as established by the Board. The Board was pleased with the current staffing of the Series’ investment adviser and the emphasis placed on research in the investment process. The Board recognized DMC’s receipt of several industry distinctions during the past several years. The Board gave favorable consideration to DMC’s efforts to control expenditures while maintaining service levels committed to Series matters. The Board noted that in November 2013, Management negotiated a substantial reduction in fees for fund accounting services provided to the Series. The Board was satisfied with the nature, extent, and quality of the overall services provided by DMC.

Investment performance. The Board placed significant emphasis on the investment performance of the Series in view of the importance of investment performance to shareholders. Although the Board gave appropriate consideration to performance reports and discussions with portfolio managers at Board meetings throughout the year, the Board gave particular weight to the Lipper reports furnished for the Annual Meeting. The Lipper reports prepared for the Series showed the investment performance of its Standard Class shares in comparison to a group of similar funds as selected by Lipper (the “Performance Universe”). A fund with the best performance ranked first, and a fund with the poorest performance ranked last. The highest/best performing 25% of funds in the Performance Universe make up the first quartile; the next 25%, the second quartile; the next 25%, the third quartile; and the poorest/worst performing 25% of funds in the Performance Universe make up the fourth quartile. Comparative annualized performance for the Series was shown for the past 1-, 3-, 5-, and 10-year periods, as applicable, ended March 31, 2015. The Board’s objective is that the Series’ performance for the periods considered be at or above the median of its Performance Universe.

Lipper currently classifies the Series as a small-cap core fund. However, Management believes that, because the Series’ utilizes a value investment philosophy and process, it would be more appropriate to include the Series in the small-cap value funds category. Accordingly, the Lipper report prepared for the Series compares the Series’ performance to two separate Performance Universes – one, consisting of all small-cap core funds underlying variable insurance products, and the other, consisting of all small-cap value funds underlying variable insurance products. When compared to other small-cap core funds, the Lipper report comparison showed that the Series’ total return for the 1-year period was in the third quartile of its Performance Universe. The report further showed that the Series’ total return for the 3-year period was in the fourth quartile of its Performance Universe and the Series’ total return for the 5- and 10-year periods was in the second quartile of its Performance Universe. When compared to other small-cap value funds, the Lipper report comparison showed that the Series’ total return for the 1- and 10-year periods was in the second quartile of its Performance Universe. The report further showed that the Series’ total return for the 3- and 5-year periods was in the third quartile and first quartile, respectively, of its Performance Universe. The Board observed that performance results were mixed, but tended toward median, which was acceptable. The Board also noted that more recent performance (1-year) seemed to be improving.

Comparative expenses. The Board considered expense comparison data for the Delaware Investments Family of Funds. Management provided the Board with information on pricing levels and fee structures for the Series as of its most recently completed fiscal year. The Board also focused on the comparative analysis of effective management fees and total expense ratios of the Series versus effective management fees and expense ratios of a group of similar funds as selected by Lipper (the “Expense Group”). In reviewing comparative costs, the Series’ contractual management fee and the actual management fee incurred by the Series were compared with the contractual management fees (assuming all funds in the Expense Group were similar in size to the Series) and actual management fees (as reported by each fund) within the Expense Group, taking into account any applicable breakpoints and fee waivers. The Series’ total expenses were also compared with those of its Expense Group. The Lipper total expenses, for comparative consistency, were shown by Lipper for

Small Cap Value Series-20

 Delaware VIP® Trust — Delaware VIP Small Cap Value Series

 Other Series information (Unaudited)

Board consideration of Delaware VIP Small Cap Value Series investment management agreement (continued)

Standard Class shares which do not charge 12b-1 and non-12b-1 service fees. The Board considered fees paid to DMC for non-management services. The Board’s objective is to limit the Series’ total expense ratio to be competitive with that of the Expense Group.

When compared to other small-cap core funds, the expense comparisons for the Series showed that the actual management fee was in the quartile with the lowest expenses of its Expense Group and its total expenses were in the quartile with the second lowest expenses of its Expense Group. When compared to other small-cap value funds, the expense comparisons for the Series showed that the actual management fee and total expenses were in the quartile with the lowest expenses of its Expense Group. The Board was satisfied with the management fee and total expenses of the Series in comparison to those of its Expense Group.

Management profitability. The Board considered the level of profits realized by DMC in connection with the operation of the Series. In this respect, the Board reviewed the Investment Management Profitability Analysis that addressed the overall profitability of DMC’s business in providing management and other services to each of the individual funds and the Delaware Investments® Family of Funds as a whole. Specific attention was given to the methodology followed in allocating costs for the purpose of determining profitability. Management stated that the level of profits of DMC, to a certain extent, reflects recent operational cost savings and efficiencies initiated by DMC. The Board considered DMC’s efforts to improve services provided to fund shareholders and to meet additional regulatory and compliance requirements resulting from recent industry-wide Securities and Exchange Commission initiatives. The Board also considered the extent to which DMC might derive ancillary benefits from fund operations, including the potential for procuring additional business as a result of the prestige and visibility associated with its role as service provider to the Delaware Investments Family of Funds and the benefits from allocation of fund brokerage to improve trading efficiencies. The Board found that the management fees were reasonable in light of the services rendered and the profitability of DMC.

Economies of scale. The Trustees considered whether economies of scale are realized by DMC as the Series’ assets increase and the extent to which any economies of scale are reflected in the level of management fees charged. The Trustees reviewed the standardized advisory fee pricing and structure approved by the Board and shareholders, which includes breakpoints, and which applies to most funds in the Delaware Investments Family of Funds complex. Breakpoints in the advisory fee occur when the advisory fee rate is reduced on assets in excess of specified levels. Breakpoints result in a lower advisory fee, than would otherwise be the case in the absence of breakpoints, when the asset levels specified in the breakpoints are exceeded. The Board noted that the fee under the Series’ management contract fell within the standardized fee pricing structure. The Board also noted that the Series’ assets exceeded the second breakpoint level. The Board believed that, given the extent to which economies of scale might be realized by the adviser and its affiliates, the schedule of fees under the Investment Management Agreement provides a sharing of benefits with the Series and its shareholders.

Tax Information

All disclosures are based on financial information available as of the date of this annual report and, accordingly are subject to change. For any and all items requiring reporting, it is the intention of the Series to report the maximum amount permitted under the Internal Revenue Code and the regulations thereunder.

For the year ended Dec. 31, 2015, the Series reports distributions paid during the year as follows:

(A) Long-Term Capital Gain Distributions (Tax Basis)	(B) Ordinary Income Distributions (Tax Basis)	Total Distributions (Tax Basis)	(C) Qualifying Dividends[1]
92.14%	7.86%	100.00%	100.00%

(A) and (B) are based on a percentage of the Series’ total distributions.

(C) is based on a percentage of the Series’ ordinary income distributions.

1Qualifying dividends represent dividends which qualify for the corporate dividends received deduction.

Small Cap Value Series-21

 Delaware Investments® Family of Funds

 Board of trustees / directors and officers addendum

A mutual fund is governed by a Board of Trustees/Directors (“Trustees”), which has oversight responsibility for the management of a fund’s business affairs. Trustees establish procedures and oversee and review the performance of the investment manager, the distributor, and others who perform services for the fund. The independent fund trustees, in particular, are advocates for shareholder interests. Each trustee has served in that capacity since he or she was elected to or appointed to the Board of Trustees, and will continue to serve until his or her retirement or the election of a new trustee in his or her place. The following is a list of the Trustees and Officers with certain background and related information.

Name, Address, and Birth Date	Position(s) Held with Fund(s)	Length of Time Served	Principal Occupation(s) During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee or Officer	Other Directorships Held by Trustee or Officer
INTERESTED TRUSTEE
Shawn K. Lytle[1] 2005 Market Street Philadelphia, PA 19103 February 1970	President, Chief Executive Officer, and Trustee	Trustee since September 2015 President and Chief Executive Officer since August 2015	Shawn K. Lytle has served as President of Delaware Investments[2] since June 2015 and was the Regional Head of Americas for UBS Global Asset Management from 2010 through 2015.	65	Trustee — UBS Relationship Funds, SMA Relationship Trust, and UBS Funds (May 2010–April 2015)
INDEPENDENT TRUSTEES
Thomas L. Bennett	Chairman and Trustee	Trustee since	Private Investor	65	Director —
2005 Market Street		March 2005	(March 2004–Present)		Bryn Mawr Bank Corp.
Philadelphia, PA 19103					(BMTC)
					(2007–2011)
October 1947		Chairman since March 2015

Ann D. Borowiec 2005 Market Street Philadelphia, PA 19103 November 1958	Trustee	Since March 2015	Chief Executive Officer Private Wealth Management (2011–2013) and Market Manager, New Jersey Private Bank (2005–2011) — J.P. Morgan Chase & Co.	65	None

Joseph W. Chow 2005 Market Street Philadelphia, PA 19103 January 1953	Trustee	Since January 2013	Executive Vice President (Emerging Economies Strategies, Risk and Corporate Administration) State Street Corporation (July 2004–March 2011)	65	Director and Audit Committee Member — Hercules Technology Growth Capital, Inc. (2004–2014)

John A. Fry 2005 Market Street Philadelphia, PA 19103 May 1960	Trustee	Since January 2001	President — Drexel University (August 2010–Present) President — Franklin & Marshall College (July 2002–July 2010)	65	Director — Hershey Trust Company Director, Audit Committee, and Governance Committee Member — Community Health Systems Director — Drexel Morgan & Co.

Lucinda S. Landreth 2005 Market Street Philadelphia, PA 19103 June 1947	Trustee	Since March 2005	Private Investor (2004–Present)	65	None

Small Cap Value Series-22

Name, Address, and Birth Date	Position(s) Held with Fund(s)	Length of Time Served	Principal Occupation(s) During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee or Officer	Other Directorships Held by Trustee or Officer

Frances A. Sevilla-Sacasa 2005 Market Street Philadelphia, PA 19103 January 1956	Trustee	Since September 2011	Chief Executive Officer — Banco Itaú International (April 2012–Present) Executive Advisor to Dean (August 2011–March 2012) and Interim Dean (January 2011–July 2011) — University of Miami School of Business Administration President — U.S. Trust, Bank of America Private Wealth Management (Private Banking) (July 2007–December 2008)	65	Trust Manager and Audit Committee Member — Camden Property Trust

Thomas K. Whitford 2005 Market Street Philadelphia, PA 19103 March 1956	Trustee	Since January 2013	Vice Chairman (2010–April 2013) Chief Administrative Officer (2008–2010) and Executive Vice President and Chief Administrative Officer (2007–2009) — PNC Financial Services Group	65	Director — HSBC Finance Corporation and HSBC North America Holdings Inc. Director — HSBC Bank

Janet L. Yeomans 2005 Market Street Philadelphia, PA 19103 July 1948	Trustee	Since April 1999	Vice President and Treasurer (January 2006–July 2012) Vice President — Mergers & Acquisitions (January 2003–January 2006), and Vice President and Treasurer (July 1995–January 2003) 3M Corporation	65	Director, Audit and Compliance Committee Chair, Investment Committee Member, and Governance Committee Member — Okabena Company Chair — 3M Investment Management Company (2005–2012)
OFFICERS
David F. Connor 2005 Market Street Philadelphia, PA 19103 December 1963	Senior Vice President, General Counsel, and Secretary	Senior Vice President, since May 2013; General Counsel since May 2015; Secretary since October 2005	David F. Connor has served as Senior Vice President of the Fund(s) and the investment advisor since 2013, General Counsel of the Fund(s) and the investment advisor since 2015, Secretary of the Fund(s) and the investment advisor since 2005.	65	None[3]
Daniel V. Geatens 2005 Market Street Philadelphia, PA 19103 October 1972	Vice President and Treasurer	Treasurer since October 2007	Daniel V. Geatens has served as Vice President and Treasurer of the Fund(s) since 2007 and Vice President and Director of Financial Administration of the investment advisor since 2010.	65	None[3]
Richard Salus 2005 Market Street Philadelphia, PA 19103 October 1963	Senior Vice President and Chief Financial Officer	Chief Financial Officer since November 2006	Richard Salus has served as Senior Vice President and Chief Financial Officer of the Fund(s) and the investment advisor since 2006.	65	None[3]

[1]	Shawn K. Lytle is considered to be an “Interested Trustee” because he is an executive officer of the Fund’s(s’) investment advisor.
[2]	Delaware Investments is the marketing name for Delaware Management Holdings, Inc. and its subsidiaries, including the Fund’s(s’) investment advisor, principal underwriter, and its transfer agent.
[3]	David F. Connor, Daniel V. Geatens, and Richard Salus serve in similar capacities for the six portfolios of the Optimum Fund Trust, which have the same investment advisor, principal underwriter, and transfer agent as the registrant.

The Statement of Additional Information for the Fund(s) includes additional information about the Trustees and Officers and is available, without charge, upon request by calling 800 523-1918.

Small Cap Value Series-23

The Series files its complete schedule of portfolio holdings with the Securities and Exchange Commission (Commission) for the first and third quarters of each fiscal year on Form N-Q. The Series’ Forms N-Q, as well as a description of the policies and procedures that the Series uses to determine how to vote proxies (if any) relating to portfolio securities are available without charge (i) upon request, by calling 800 523-1918; and (ii) on the Commission’s website at sec.gov. In addition, a description of the policies and procedures that the Series uses to determine how to vote proxies (if any) relating to portfolio securities and the Schedule of Investments included in the Series’ most recent Form N-Q are available without charge on the Delaware Investments® Funds’ website at delawareinvestments.com. The Series’ Forms N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling 800 SEC-0330.

Information (if any) regarding how the Series voted proxies relating to portfolio securities during the most recently disclosed 12-month period ended June 30 is available without charge (i) through the Delaware Investments Funds’ website at delawareinvestments.com; and (ii) on the Commission’s website at sec.gov.

AR-VIPSCV [12/15] BNY 20823 (2/16) (16014)	Small Cap Value Series-24

Delaware VIP® Trust
Delaware VIP U.S. Growth Series

Annual report
December 31, 2015

Neither Delaware Investments nor its affiliates noted in this document are authorized deposit-taking institutions for the purpose of the Banking Act of 1959 (Commonwealth of Australia). The obligations of these entities do not represent deposits or other liabilities of Macquarie Bank Limited (MBL). MBL does not guarantee or otherwise provide assurance in respect of the obligations of these entities, unless noted otherwise.

Unless otherwise noted, views expressed herein are current as of Dec. 31, 2015, and subject to change for events occurring after such date.

The Series is not FDIC insured and is not guaranteed. It is possible to lose the principal amount invested.

Mutual fund advisory services provided by Delaware Management Company, a series of Delaware Management Business Trust, which is a registered investment advisor and member of Macquarie Group. Delaware Investments, a member of Macquarie Group, refers to Delaware Management Holdings, Inc. and its subsidiaries, including the Series’ distributor, Delaware Distributors, L.P. Macquarie Group refers to Macquarie Group Limited and its subsidiaries and affiliates worldwide.

This material may be used in conjunction with the offering of shares in Delaware VIP U.S. Growth Series only if preceded or accompanied by the Series’ current prospectus or the summary prospectus.

© 2016 Delaware Management Holdings, Inc.

All third-party marks cited are the property of their respective owners.

Delaware VIP® Trust — Delaware VIP U.S. Growth Series	January 12, 2016
Portfolio management review

Jackson Square Partners, LLC (JSP), a U.S. registered investment advisor, is the sub-advisor to the Series. As sub-advisor, JSP is responsible for day-to-day management of the Series’ assets. Although JSP serves as sub-advisor, the investment manager, Delaware Management Company (DMC), a series of Delaware Management Business Trust, has ultimate responsibility for all investment advisory services.

For the fiscal year ended Dec. 31, 2015, Delaware VIP U.S. Growth Series Standard Class shares returned +5.39% and Service Class shares returned +5.08%. Both figures reflect all distributions reinvested. For the same period, the Series’ benchmark, the Russell 1000® Growth Index, returned +5.67%. Strong relative performance in the financial services and producer durables sectors was unable to overcome weak relative performance in the consumer discretionary and technology sectors.

As a China-led global slowdown rocked the financial world, the U.S. equity market hit several rough patches during 2015, but appeared to rebound during the fourth quarter. Basic materials stocks remained under intense selling pressure during the quarter, caused by the steep decline in oil prices, which bottomed out at a six-year low. Despite a drop in demand for oil, brought on primarily by the slowdown in China and by a growing call for cleaner energy, the Organization of the Petroleum Exporting Countries (OPEC) maintained production levels, resulting in a supply-demand imbalance that led many U.S. producers to cut back or close rigs late in the Series’ fiscal period.

U.S. investors tried to predict when the Federal Reserve would reverse its seven-year-old, zero interest-rate policy. Uncertain economic data amid concerns about Greece and China repeatedly pushed back the Fed’s first rate hike. An October delay in the rate hike led to a widespread market rally, with U.S. equities posting outsized gains for the month. At fiscal year-end, despite recent market gains, uncertainty remained about China’s economic future, the long-term trajectory of oil prices, and the timeline for Fed rate hikes. Nonetheless, the U.S. economy’s relative strength finally led the Fed to raise rates in December.

The European Union (EU) also shared concerns about the Chinese economy, volatility amid faltering energy stocks, and apprehension about a U.S. interest rate increase. At the same time, European Central Bank President Mario Draghi advised that the easing of EU monetary policy would continue, and the Bank of Japan kept its main stimulus target unchanged. Bolstered by a divergence in global monetary policy, the U.S. dollar managed further gains on a trade-weighted basis during the fourth quarter.

Equinix contributed to performance. The company reported relatively strong financial results and received a favorable real estate investment trust (REIT) status ruling from the Internal Revenue Service. Equinix is pursuing several strategic acquisitions that we believe could further strengthen its global presence. The company has benefited from opportunities associated with cloud computing and its disruption of the information technology supply chain. We believe increased globalization and the robust need for a secure and accessible network to meet the needs of a dispersed user base appear likely to create significant demand. We believe the company’s innovative products positions it well to address the needs of enterprises struggling to maintain the highest level of network performance.

Electronic Arts, a global interactive entertainment software company, also contributed to performance. We initially purchased the security based on a shift from traditional video game disk sales to higher-margin digital game consumption. Digital comes in four ways: full-game downloads, digital subscriptions, downloadable content, and mobile. We see this digital shift as a profitable approach, which may lead to a more predictable stream of revenues and cash flows. We believe the company appears poised to continue to benefit from upcoming and established game franchises and from potential growth within the digital downloads and mobile phone gaming channels, which will likely gain importance for the company’s future growth.

Qualcomm detracted from performance. Its patent licensing business reported lingering negotiating issues with handset makers in China, as well as a new flare-up in South Korea. While these issues continue to hurt sentiment, we don’t believe they materially threaten the company’s business model over the long term. We also believe the company’s mobile chip business appears likely to rebound, as it recovers from 2015 product cycle issues that are unlikely to recur. Further, we are encouraged by the aggressive steps management is taking to run the business much more efficiently, which, if successfully implemented, could improve free cash generation and bolster its capital structure. Overall, we believe Qualcomm appears positioned to continue to benefit from its unique intellectual property and patent position in the semiconductor industry and its technology applications to the rapid growth and proliferation of wireless devices.

Unless otherwise noted, views expressed herein are current as of Dec. 31, 2015, and subject to change.
U.S. Growth Series.-1

Delaware VIP® Trust — Delaware VIP U.S. Growth Series	January 12, 2016
Portfolio management review (continued)

Valeant Pharmaceuticals International also detracted from performance. The company was hurt by allegations of wrongdoing at its specialty pharmacy partner, Philidor. Investors’ lack of familiarity with this relationship left the stock vulnerable when questions were raised, and a short seller’s analogy to Enron put incremental pressure on the stock and raised investor scrutiny. We believe, at this time, that Philidor was a relatively small part of Valeant’s total business. Further, third-quarter cash generation was positive and appears to indicate the company is as we thought – a cash-generating business with solid medium-term growth prospects. It’s now trading at, in our view, a very high free cash-flow-yield on our 2016 projections, despite our having lowered those projections to reflect the transition away from Philidor and to its new pharmacy partner, Walgreens. We also note that its shareholders and board include large owners with an interest in reaching the right economic outcome. We believe we have the stock appropriately weighted.

Regardless of the economic outcome, we remain consistent in our long-term investment philosophy: We want to own what we view as strong secular-growth companies with solid business models and competitive positions that we believe can grow market share and potentially deliver shareholder value in a variety of market environments.

Unless otherwise noted, views expressed herein are current as of Dec. 31, 2015, and subject to change.
U.S. Growth Series.-2

 Delaware VIP® Trust — Delaware VIP U.S. Growth Series

 Performance summary

The performance quoted represents past performance and does not guarantee future results. Investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted.

Carefully consider the Series’ investment objectives, risk factors, charges, and expenses before investing. This and other information can be found in the Series’ prospectus and its summary prospectus, which may be obtained by calling 800 523-1918. Investors should read the prospectus and the summary prospectus carefully before investing.

Delaware VIP U.S. Growth Series Average annual total returns For periods ended Dec. 31, 2015	1 year	3 years	5 years	10 years	Lifetime

Standard Class shares (commenced operations on Nov. 15, 1999)	+5.39%	+17.00%	+14.91%	+8.00%	+3.41%

Service Class shares (commenced operations on May 1, 2000)	+5.08%	+16.70%	+14.65%	+7.74%	+2.70%

Russell 1000 Growth Index	+5.67%	+16.83%	+13.53%	+8.53%	n/a

Returns reflect the reinvestment of all distributions. Please see page 4 for a description of the index.

As described in the Series’ most recent prospectus, the net expense ratio for Service Class shares of the Series was 0.99%, while total operating expenses for Standard Class and Service Class shares were 0.74% and 1.04%, respectively. The management fee for Standard Class and Service Class shares was 0.65%.

The Series’ distributor has contracted to limit the 12b-1 fees for Service Class shares to no more than 0.25% of average daily net assets from from Jan. 1, 2015 through Dec. 31, 2015.*

Earnings from a variable annuity or variable life investment compound tax-free until withdrawal, and as a result, no adjustments were made for income taxes.

Expense limitations were in effect for both classes during certain periods shown in the Series performance table above and in the Performance of a $10,000 Investment graph on the next page.

Performance data do not reflect insurance fees related to a variable annuity or variable life investment or the deferred sales charge that would apply to certain withdrawals of investments held for fewer than eight years. Performance shown here would have been reduced if such fees were included and the expense limitation removed. For more information about fees, consult your variable annuity or variable life prospectus

Investments in variable products involve risk.

Investments in small and/or medium-sized companies typically exhibit greater risk and higher volatility than larger, more established companies.

Please read both the contract and underlying prospectus for specific details regarding the product’s risk profile.

*The contractual waiver period is from April 30, 2014 through April 29, 2016.

U.S. Growth Series-3

 Delaware VIP® U.S. Growth Series

 Performance summary (continued)

For period beginning Dec. 31, 2005 through Dec. 31, 2015	Starting value	Ending value
– – Russell 1000 Growth Index	$10,000	$22,682
— Delaware VIP U.S. Growth Series (Standard Class)	$10,000	$21,597

The graph shows a $10,000 investment in the Delaware VIP U.S. Growth Series Standard Class shares for the period from Dec. 31, 2005 through Dec. 31, 2015.

The graph also shows $10,000 invested in the Russell 1000 Growth Index for the period from Dec. 31, 2005 through Dec. 31, 2015. The Russell 1000 Growth Index measures the performance of the large-cap growth segment of the U.S. equity universe. It includes those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values.

Russell Investment Group is the source and owner of the trademarks, service marks, and copyrights related to the Russell Indexes. Russell® is a trademark of Russell Investment Group.

Index performance returns do not reflect any management fees, transaction costs or expenses. Indices are unmanaged and one cannot invest directly in an index.

Performance of Service Class shares will vary due to different charges and expenses.

Past performance is not a guarantee of future results.

U.S. Growth Series-4

 Delaware VIP® Trust — Delaware VIP U.S. Growth Series

 Disclosure of Series expenses

 For the six-month period from July 1, 2015 to December 31, 2015 (Unaudited)

As a shareholder of the Series, you incur ongoing costs, which may include management fees; distribution and/or service (12b-1) fees; and other Series expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Series and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period from July 1, 2015 to Dec. 31, 2015.

Actual expenses

The first section of the table shown, “Actual Series Return,” provides information about actual account values and actual expenses. You may use the information in this section of the table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical example for comparison purposes

The second section of the table shown, “Hypothetical 5% Return,” provides information about hypothetical account values and hypothetical expenses based on the Series’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Series’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Series and other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. As a shareholder of the Series, you do not incur any transaction costs, such as sales charges (loads), redemption fees, or exchange fees, but shareholders of other funds may incur such costs. Also, the fees related to the variable annuity investment or the deferred sales charge that could apply have not been included. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The Series’ actual expenses shown in the table reflect fee waivers in effect for Service Class shares. The expenses shown in the table assume reinvestment of all dividends and distributions.

Expense analysis of an investment of $1,000

	Beginning Account Value 7/1/15	Ending Account Value 12/31/15	Annualized Expense Ratio	Expenses Paid During Period 7/1/15 to 12/31/15*
Actual Series return†
Standard Class	$1,000.00	$1,009.10	0.74%	$3.75
Service Class	1,000.00	1,007.70	0.99%	5.01
Hypothetical 5% return (5% return before expenses)
Standard Class	$1,000.00	$1,021.47	0.74%	$3.77
Service Class	1,000.00	1,020.21	0.99%	5.04

*	“Expenses Paid During Period” are equal to the Series’ annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

†	Because actual returns reflect only the most recent six-month period, the returns shown may differ significantly from fiscal year returns.

U.S. Growth Series-5

 Delaware VIP® Trust — Delaware VIP U.S. Growth Series

 Security type / sector allocation and top 10 equity holdings

 As of December 31, 2015 (Unaudited)

Sector designations may be different than the sector designations presented in other series materials. The sector designations may represent the investment manager’s internal sector classifications, which may result in the sector designations for one series being different than another series’ sector designations.

Security type / sector	Percentage of net assets
Common Stock²	98.55%
Consumer Discretionary	16.12%
Consumer Staples	4.47%
Financial Services[1]	25.79%
Healthcare	23.91%
Industrials	0.24%
Technology[1]	28.02%
Short-Term Investments	1.47%
Total Value of Securities	100.02%
Liabilities Net of Receivables and Other Assets	(0.02)%
Total Net Assets	100.00%

²	Narrow industries are utilized for compliance purposes for diversification whereas broad sectors are used for financial reporting.

[1]

To monitor compliance with the Series’ concentration guidelines as described in the Series’ prospectus and statement of additional information, the Financial Services and Technology sectors (as disclosed herein for financial reporting purposes) is subdivided into a variety of “industries” (in accordance with the requirements of the Investment Company Act of 1940). The Financial Services sector consisted of commercial services, diversified financial services, and real estate investment trusts. As of Dec. 31, 2015 such amounts, as a percentage of total net assets, were 3.66%, 13.40%, and 8.74%, respectively. The Technology sector consisted of internet, semiconductors, and software. As of Dec. 31, 2015 such amounts, as a percentage of total net assets, were 13.03%, 4.91%, and 10.08%, respectively. The percentage in any such single industry will comply with the Series’ concentration policy even if the percentages in the “Financial Services and Technology sectors” for financial reporting purposes may exceed 25%.

Holdings are for informational purposes only and are subject to change at any time. They are not a recommendation to buy, sell, or hold any security.

Top 10 equity holdings	Percentage of net assets
Visa Class A	5.84%
Celgene	5.71%
Allergan	5.62%
QUALCOMM	4.91%
Liberty Interactive QVC Group Class A	4.48%
Walgreens Boots Alliance	4.47%
Equinix	4.41%
Microsoft	4.39%
Crown Castle International	4.33%
MasterCard Class A	4.24%

U.S. Growth Series-6

 Delaware VIP® Trust — Delaware VIP U.S. Growth Series

 Schedule of investments

 December 31, 2015

	Number of shares	Value (U.S. $)

Common Stock – 98.55% ²
Consumer Discretionary – 16.12%
Discovery Communications Class A †	107,675	$2,872,769
Discovery Communications Class C †	194,264	4,899,338
eBay †	495,775	13,623,897
L Brands	129,499	12,408,594
Liberty Interactive QVC Group Class A †	675,248	18,447,775
NIKE Class B	27,378	1,711,125
TripAdvisor †	145,731	12,423,568

		66,387,066

Consumer Staples – 4.47%
Walgreens Boots Alliance	216,117	18,403,443

		18,403,443

Financial Services – 25.79%
Crown Castle International	206,202	17,826,163
Equinix	59,989	18,140,674
Intercontinental Exchange	53,249	13,645,589
MasterCard Class A	179,392	17,465,605
PayPal Holdings †	416,446	15,075,345
Visa Class A	310,110	24,049,032

		106,202,408

Healthcare – 23.91%
Allergan †	74,026	23,133,125
Biogen †	48,638	14,900,251
Celgene †	196,171	23,493,439
DENTSPLY International	76,163	4,634,518
Novo Nordisk ADR	244,459	14,198,179
Sirona Dental Systems †	41,693	4,568,302
Valeant Pharmaceuticals International †	132,826	13,501,763

		98,429,577

Industrials – 0.24%
Nielsen Holdings	20,805	969,513

		969,513

Technology – 28.02%
Alphabet Class A †	20,157	15,682,347
Alphabet Class C †	16,225	12,312,828
Baidu ADR †	65,891	12,456,035
Electronic Arts †	225,301	15,482,685
Facebook Class A †	104,805	10,968,891
Intuit	82,204	7,932,686
Microsoft	326,108	18,092,472
QUALCOMM	404,358	20,211,835
Yelp †	77,812	2,240,986

		115,380,765

Total Common Stock (cost $308,309,242)		405,772,772

	Principal amount°	Value (U.S. $)

Short-Term Investments – 1.47%
Discount Notes – 0.52% ≠
Federal Home Loan Bank
0.18% 2/26/16	989,715	$989,366
0.18% 3/7/16	726,270	725,901
0.295% 3/2/16	60,941	60,912
0.31% 3/14/16	352,221	352,022

		2,128,201

Repurchase Agreements – 0.95%
Bank of America Merrill Lynch 0.24%, dated 12/31/15, to be repurchased on 1/4/16, repurchase price $1,362,863 (collateralized by U.S. government obligations 3.000% 11/15/45; market value $1,390,084)	1,362,827	1,362,827
Bank of Montreal 0.26%, dated 12/31/15, to be repurchased on 1/4/16, repurchase price $2,271,443 (collateralized by U.S. government obligations 0.75%-2.875% 9/30/16-8/15/42; market value $2,316,805)	2,271,377	2,271,377
BNP Paribas 0.28%, dated 12/31/15, to be repurchased on 1/4/16, repurchase price $296,806 (collateralized by U.S. government obligations 0.000% 2/15/31-2/15/43; market value $302,732)	296,796	296,796

		3,931,000

Total Short-Term Investments (cost $6,059,379)		6,059,201

Total Value of Securities – 100.02% (cost $314,368,621)	$411,831,973

U.S. Growth Series-7

 Delaware VIP® U.S. Growth Series

 Schedule of investments (continued)

²	Narrow industries are utilized for compliance purposes for diversification whereas broad sectors are used for financial reporting.

≠	The rate shown is the effective yield at the time of purchase.
°	Principal amount shown is stated in U.S. dollars unless noted that the security is denominated in another currency.
†	Non-income-producing security.

ADR – American Depositary Receipt

See accompanying notes, which are an integral part of the financial statements.

U.S. Growth Series-8

Delaware VIP® Trust — Delaware VIP U.S. Growth Series
Statement of assets and liabilities	December 31, 2015

Assets:
Investments, at value[1]	$405,772,772
Short-term investments, at value[2]	6,059,201
Cash	223,380
Receivable for securities sold	687,355
Dividends and interest receivable	29,226
Receivable for series shares sold	5,460

Total assets	412,777,394

Liabilities:
Payable for securities purchased	492,811
Payable for series shares redeemed	149,467
Investment management fees payable	228,077
Distribution fees payable	77,259
Other accrued expenses	71,267
Other affiliates payable	11,411
Trustees’ fees and expenses payable	1,119

Total liabilities	1,031,411

Total Net Assets	$411,745,983

Net Assets Consist of:
Paid-in capital	$203,554,200
Undistributed net investment income	1,652,553
Undistributed net realized gain	109,075,878
Net unrealized appreciation of investments	97,463,352

Total Net Assets	$411,745,983

Standard Class:
Net assets	$50,054,525
Shares of beneficial interest outstanding, unlimited authorization, no par	3,760,641
Net asset value per share	$13.31

Service Class:
Net assets	$361,691,458
Shares of beneficial interest outstanding, unlimited authorization, no par	27,678,587
Net asset value per share	$13.07

[1]Investments, at cost	$308,309,242
[2]Short-term investments, at cost	6,059,379

See accompanying notes, which are an integral part of the financial statements.

U.S. Growth Series-9

 Delaware VIP® Trust —

 Delaware VIP U.S. Growth Series

 Statement of operations

 Year ended December 31, 2015

Delaware VIP Trust —

Delaware VIP U.S. Growth Series

Statements of changes in net assets

Investment Income:
Dividends	$6,069,463
Interest	5,855
Foreign tax withheld	(30,799)

6,044,519

Expenses:
Management fees	2,988,076
Distribution expenses - Service Class	1,104,964
Accounting and administration expenses	146,675
Reports and statements to shareholders	138,555
Dividend disbursing and transfer agent fees and expenses	38,918
Legal fees	38,316
Audit and tax	32,885
Custodian fees	26,623
Trustees’ fees and expenses	22,159
Registration fees	793
Other	13,183

4,551,147
Less waived distribution expenses - Service Class	(184,161)

Total operating expenses	4,366,986

Net Investment Income	1,677,533

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	110,855,114
Foreign currencies	(1,339)

Net realized gain	110,853,775

Net change in unrealized appreciation (depreciation) of investments	(86,840,112)

Net Realized and Unrealized Gain	24,013,663

Net Increase in Net Assets Resulting from Operations	$25,691,196

	Year ended
	12/31/15	12/31/14
Increase (Decrease) in Net Assets from Operations:
Net investment income	$1,677,533	$1,999,724
Net realized gain	110,853,775	39,747,725
Net change in unrealized appreciation (depreciation)	(86,840,112)	17,866,694

Net increase in net assets resulting from operations	25,691,196	59,614,143

Dividends and Distributions to Shareholders from:
Net investment income:
Standard Class	(720,106)	(334,601)
Service Class	(1,281,789)	(51,978)

Net realized gain:
Standard Class	(9,901,463)	(10,372,628)
Service Class	(29,374,328)	(24,169,690)

	(41,277,686)	(34,928,897)

Capital Share Transactions:
Proceeds from shares sold:
Standard Class	17,136,450	10,125,694
Service Class	20,285,073	17,515,927

Net asset value of shares based upon reinvestment of dividends and distributions:
Standard Class	3,431,786	2,027,571
Service Class	30,656,116	24,221,668

	71,509,425	53,890,860

Cost of shares redeemed:
Standard Class	(127,658,252)	(3,849,875)
Service Class	(43,233,826)	(36,391,625)

	(170,892,078)	(40,241,500)

Increase (decrease) in net assets derived from capital share transactions	(99,382,653)	13,649,360

Net Increase (Decrease) in Net Assets	(114,969,143)	38,334,606

Net Assets:
Beginning of year	526,715,126	488,380,520

End of year	$411,745,983	$526,715,126

Undistributed net investment income	$1,652,553	$1,978,254

See accompanying notes, which are an integral part of the financial statements.

U.S. Growth Series-10

 Delaware VIP® Trust — Delaware VIP U.S. Growth Series

 Financial highlights

Selected data for each share of the Series outstanding throughout each period were as follows:

	Delaware VIP U.S. Growth Series Standard Class
	Year ended
	12/31/15	12/31/14	12/31/13	12/31/12	12/31/11
Net asset value, beginning of period	$13.750	$ 13.140	$ 10.170	$ 8.750	$ 8.150

Income from investment operations:
Net investment income[1]	0.077	0.075	0.030	0.039	0.012
Net realized and unrealized gain	0.663	1.495	3.395	1.381	0.610
Total from investment operations	0.740	1.570	3.425	1.420	0.622

Less dividends and distributions from:
Net investment income	(0.080)	(0.030)	(0.038)	—	(0.022)
Net realized gain	(1.100)	(0.930)	(0.417)	—	—
Total dividends and distributions	(1.180)	(0.960)	(0.455)	—	(0.022)

Net asset value, end of period	$13.310	$ 13.750	$ 13.140	$ 10.170	$ 8.750

Total return[2]	5.39%	12.78%	34.75%	16.23%	7.63%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$50,055	$160,730	$145,086	$106,069	$87,389
Ratio of expenses to average net assets	0.75%	0.74%	0.74%	0.74%	0.74%
Ratio of net investment income to average net assets	0.56%	0.58%	0.27%	0.40%	0.13%
Portfolio turnover	39%	26%	20%	35%	43%

[1]	The average shares outstanding method has been applied for per share information.
[2]

Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which Delaware VIP Trust serves as an underlying investment vehicle.

See accompanying notes, which are an integral part of the financial statements.

U.S. Growth Series-11

 Delaware VIP® U.S. Growth Series

 Financial highlights (continued)

Selected data for each share of the Series outstanding throughout each period were as follows:

	Delaware VIP U.S. Growth Series Service Class
	Year ended
	12/31/15	12/31/14	12/31/13	12/31/12	12/31/11
Net asset value, beginning of period	$ 13.530	$ 12.940	$ 10.030	$ 8.650	$ 8.050

Income (loss) from investment operations:
Net investment income (loss)[1]	0.041	0.042	0.002	0.014	(0.010)
Net realized and unrealized gain	0.647	1.480	3.339	1.366	0.614
Total from investment operations	0.688	1.522	3.341	1.380	0.604

Less dividends and distributions from:
Net investment income	(0.048)	(0.002)	(0.014)	—	(0.004)
Net realized gain	(1.100)	(0.930)	(0.417)	—	—
Total dividends and distributions	(1.148)	(0.932)	(0.431)	—	(0.004)

Net asset value, end of period	$ 13.070	$ 13.530	$ 12.940	$ 10.030	$ 8.650

Total return[2]	5.08%	12.48%	34.44%	15.95%	7.50%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$361,691	$365,985	$343,295	$281,973	$236,541
Ratio of expenses to average net assets	1.00%	0.99%	0.99%	0.99%	0.99%
Ratio of expenses to average net assets prior to fees waived	1.05%	1.04%	1.04%	1.04%	1.04%
Ratio of net investment income (loss) to average net assets	0.31%	0.33%	0.02%	0.15%	(0.12% )
Ratio of net investment income (loss) to average net assets prior to fees waived	0.26%	0.28%	(0.03% )	0.10%	(0.17% )
Portfolio turnover	39%	26%	20%	35%	43%

[1]	The average shares outstanding method has been applied for per share information.
[2]

Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return during all of the periods shown reflects a waiver by the distributor. Performance would have been lower had the waiver not been in effect. Total investment return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which Delaware VIP Trust serves as an underlying investment vehicle.

See accompanying notes, which are an integral part of the financial statements.

U.S. Growth Series-12

 Delaware VIP® Trust — Delaware VIP U.S. Growth Series

 Notes to financial statements

 December 31, 2015

Delaware VIP Trust (Trust) is organized as a Delaware statutory trust and offers 10 series: Delaware VIP Diversified Income Series, Delaware VIP Emerging Markets Series, Delaware VIP High Yield Series, Delaware VIP International Value Equity Series, Delaware VIP Limited-Term Diversified Income Series, Delaware VIP REIT Series, Delaware VIP Small Cap Value Series, Delaware VIP Smid Cap Growth Series, Delaware VIP U.S. Growth Series, and Delaware VIP Value Series. These financial statements and the related notes pertain to Delaware VIP U.S. Growth Series (Series). The Trust is an open-end investment company. The Series is considered diversified under the Investment Company Act of 1940, as amended, and offers Standard Class and Service Class shares. The Standard Class shares do not carry a 12b-1 fee and the Service Class shares carry a 12b-1 fee. The shares of the Series are sold only to separate accounts of life insurance companies.

The investment objective of the Series is to seek long-term capital appreciation.

1. Significant Accounting Policies

The following accounting policies are in accordance with U.S. generally accepted accounting principles (U.S. GAAP) and are consistently followed by the Series.

Security Valuation — Equity securities, except those traded on the Nasdaq Stock Market LLC (Nasdaq) are valued at the last quoted sales price as of the time of the regular close of the New York Stock Exchange on the valuation date. Equity securities traded on the Nasdaq are valued in accordance with the Nasdaq Official Closing Price, which may not be the last sales price. If, on a particular day, an equity security does not trade, then the mean between the bid and ask prices will be used, which approximates fair value. U.S. government and agency securities are valued at the mean between the bid and ask prices, which approximates fair value. Generally, other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith under the direction of the Trust’s Board of Trustees (Board). In determining whether market quotations are readily available or fair valuation will be used, various factors will be taken into consideration, such as market closures or suspension of trading in a security. The Series may use fair value pricing more frequently for securities traded primarily in non-U.S. markets because, among other things, most foreign markets close well before the Series values its securities, generally as of 4:00 p.m. Eastern time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, government actions or pronouncements, aftermarket trading, or news events may have occurred in the interim. Whenever such a significant event occurs, the Series may value foreign securities using fair value prices based on third-party vendor modeling tools (international fair value pricing).

Federal and Foreign Income Taxes — No provision for federal income taxes has been made as the Series intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, and make the requisite distributions to shareholders. The Series evaluates tax positions taken or expected to be taken in the course of preparing the Series’ tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the “more-likely-than-not” threshold are recorded as a tax benefit or expense in the current year. Management has analyzed the Series’ tax positions taken for all open federal income tax years (Dec. 31, 2012–Dec. 31, 2015), and has concluded that no provision for federal income tax is required in the Series’ financial statements. In regard to foreign taxes only, the Series has open tax years in certain foreign countries in which it invests that may date back to the inception of the Series.

Class Accounting — Investment income, common expenses, and realized and unrealized gain (loss) on investments are allocated to the classes of the Series on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

Repurchase Agreements — The Series may purchase certain U.S. government securities subject to the counterparty’s agreement to repurchase them at an agreed upon date and price. The counterparty will be required on a daily basis to maintain the value of the collateral subject to the agreement at not less than the repurchase price (including accrued interest). The agreements are conditioned upon the collateral being deposited under the Federal Reserve book-entry system with the Series’ custodian or a third-party sub-custodian. In the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings. All open repurchase agreements as of the date of this report were entered into on Dec. 31, 2015 and matured the following business day.

Use of Estimates — The Series is an investment company, whose financial statements are prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”). Therefore, the Series follows the accounting and reporting guidelines for investment companies. The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the fair value of investments, the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and the differences could be material.

Other — Expenses directly attributable to the Series are charged directly to the Series. Other expenses common to various funds within the Delaware Investments® Family of Funds are generally allocated among such funds on the basis of average net assets. Management fees and some other expenses are paid monthly. Security transactions are recorded on the date the securities are purchased or sold (trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Foreign dividends are also recorded on the ex-dividend date or as soon after the ex-dividend date that the Series is aware of such dividends, net of all tax withholdings, a portion of which may be reclaimable. Withholding taxes and reclaims on foreign dividends have been recorded in accordance with the Series’ understanding of the applicable country’s tax rules and rates. The Series declares and pays dividends from net investment income and distributions from net realized gain on investments, if any, following the close of the fiscal year. The Series may distribute more frequently, if necessary for tax purposes. Dividends and distributions, if any, are recorded on the ex-dividend date.

U.S. Growth Series-13

 Delaware VIP® U.S. Growth Series

 Notes to financial statements (continued)

 1. Significant Accounting Policies (continued)

Subject to seeking best execution, the Series may direct certain security trades to brokers who have agreed to rebate a portion of the related brokerage commission to the Series in cash. Such commission rebates are included on the “Statement of operations” under “Net realized gain on investments” and totaled $1,625 for the year ended Dec. 31, 2015. In general, best execution refers to many factors, including the price paid or received for a security, the commission charged, the promptness and reliability of execution, the confidentiality and placement accorded the order, and other factors affecting the overall benefit obtained by the Series on the transaction.

The Series may receive earnings credits from its custodian when positive cash balances are maintained, which may be used to offset custody fees. There were no such earnings credits for the year ended Dec. 31, 2015.

The Series receives earnings credits from its transfer agent when positive cash balances are maintained, which may be used to offset transfer agent fees. If the amount earned is greater than one dollar, the expense paid under this arrangement is included on the “Statement of operations” under “Dividend disbursing and transfer agent fees and expenses” with the corresponding expense offset shown under “Less expense paid indirectly.” For the year ended Dec. 31, 2015, the Series earned less than one dollar under this agreement.

2. Investment Management, Administration Agreements, and Other Transactions with Affiliates

In accordance with the terms of its investment management agreement, the Series pays Delaware Management Company (DMC), a series of Delaware Management Business Trust and the investment manager, an annual fee which is calculated daily at the rate of 0.65% on the first $500 million of average daily net assets of the Series, 0.60% on the next $500 million, 0.55% on the next $1.5 billion, and 0.50% on average daily net assets in excess of $2.5 billion.

Jackson Square Partners, LLC (JSP), a related party of DMC, furnishes investment sub-advisory services to the Series. For these services, DMC, not the Series, pays JSP fees based on the aggregate average daily net assets of the Series at the following annual rate: 0.375% of the first $500 million; 0.350% of the next $500 million; 0.325% of the next $1.5 billion; and 0.300% of aggregate average daily net assets in excess of $2.5 billion.

Delaware Investments Fund Services Company (DIFSC), an affiliate of DMC, provides fund accounting and financial administration oversight services to the Series. For these services, DIFSC’s fees are calculated based on the aggregate daily net assets of the Delaware Investments® Family of Funds at the following annual rate: 0.0050% of the first $30 billion; 0.0045% of the next $10 billion; 0.0040% of the next $10 billion; and 0.0025% of aggregate average daily net assets in excess of $50 billion. The fees payable to DIFSC under the service agreement described above are allocated among all funds in the Delaware Investments Family of Funds on a relative net asset value basis. For the year ended Dec. 31, 2015, the Series was charged $21,754 for these services. This amount is included on the “Statement of operations” under “Accounting and administration expenses.”

DIFSC is also the transfer agent and dividend disbursing agent of the Series. For these services, DIFSC’s fees are calculated at the annual rate of 0.0075% of the Series average daily net assets. This amount is included on the “Statement of operations” under “Dividend disbursing and transfer agent fees and expenses.” For the year ended Dec. 31, 2015, the Series was charged $34,513 for these services. Pursuant to a sub-transfer agency agreement between DIFSC and BNY Mellon Investment Servicing (US) Inc. (BNYMIS), BNYMIS provides certain sub-transfer agency services to the Series. Sub-transfer agency fees are paid by the Series and are also included on the “Statement of operations” under “Dividend disbursing and transfer agent fees and expenses.”

Pursuant to a distribution agreement and distribution plan, the Series pays Delaware Distributors, L.P. (DDLP), the distributor and an affiliate of DMC, an annual distribution and service fee of 0.30% of the average daily net assets of the Service Class shares. DDLP has contracted to waive distribution and service fees from Jan. 1, 2015 through Dec. 31, 2015* in order to limit distribution and service fees of the Service Class shares to 0.25% of average daily net assets. Standard Class shares pay no distribution and service expenses.

As provided in the investment management agreement, the Series bears a portion of the cost of certain resources shared with DMC, including the cost of internal personnel of DMC and/or its affiliates that provide legal, tax, and regulatory reporting services to the Series. For the year ended Dec. 31, 2015, the Series was charged $11,342 for internal legal, tax, and regulatory reporting services provided by DMC and/or its affiliates’ employees. This amount is included on the “Statement of operations” under “Legal fees.”

Trustees’ fees include expenses accrued by the Series for each Trustee’s retainer and meeting fees. Certain officers of DMC, DIFSC, and DDLP are officers and/or Trustees of the Trust. These officers and Trustees are paid no compensation by the Series.

*The contractual waiver period is from April 30, 2014 through April 29, 2016.

3. Investments

For the year ended Dec. 31, 2015, the Series made purchases and sales of investment securities other than short-term investments as follows:

Purchases	$178,705,741
Sales	312,239,351

U.S. Growth Series-14

 Delaware VIP® U.S. Growth Series

 Notes to financial statements (continued)

 3. Investments (continued)

At Dec. 31, 2015, the cost and unrealized appreciation (depreciation) of investments for federal income tax purposes for the Series were as follows:

Cost of Investments	Aggregate Unrealized Appreciation of investments	Aggregate Unrealized Depreciation of investments	Net Unrealized Appreciation of investments
$316,623,487	$117,737,913	$(22,529,427)	$95,208,486

U.S. GAAP defines fair value as the price that the Series would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. A three-level hierarchy for fair value measurements has been established based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available under the circumstances. The Series’ investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-level hierarchy of inputs is summarized below.

Level 1 –	Inputs are quoted prices in active markets for identical investments. (Examples: equity securities, open-end investment companies, futures contracts, exchange-traded options contracts)
Level 2 –

Other observable inputs, including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, and default rates) or other market-corroborated inputs. (Examples: debt securities, government securities, swap contracts, foreign currency exchange contracts, foreign securities utilizing international fair value pricing, broker-quoted securities, fair valued securities)

Level 3 –	Significant unobservable inputs, including the Series’ own assumptions used to determine the fair value of investments) (Examples: broker-quoted securities, fair valued securities)

Level 3 investments are valued using significant unobservable inputs. The Series may also use an income-based valuation approach in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Valuations may also be based upon current market prices of securities that are comparable in coupon, rating, maturity, and industry. The derived value of a Level 3 investment may not represent the value which is received upon disposition and this could impact the results of operations.

The following table summarizes the valuation of the Series’ investments by fair value hierarchy levels as of Dec. 31, 2015:

Securities	Level 1	Level 2	Total
Common Stock	$405,772,772	$—	$405,772,772
Short-Term Investments	—	6,059,201	6,059,201

Total Value of Securities	$405,772,772	$6,059,201	$411,831,973

During the year ended Dec. 31, 2015, there were no transfers between Level 1 investments, Level 2 investments, or Level 3 investments that had a significant impact to the Series. The Series’ policy is to recognize transfers between levels at the beginning of the reporting period.

A reconciliation of Level 3 investments is presented when the Series has a significant amount of Level 3 investments at the beginning, interim, or end of the period in relation to net assets. At Dec. 31, 2015, there were no Level 3 investments.

U.S. Growth Series-15

 Delaware VIP® U.S. Growth Series

 Notes to financial statements (continued)

4. Dividend and Distribution Information

Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. Additionally, distributions from net gains on foreign currency transactions and net short-term gains on sales of investment securities are treated as ordinary income for federal income tax purposes. The tax character of dividends and distributions paid during the years ended Dec. 31, 2015 and Dec. 31, 2014 was as follows:

	Year ended 12/31/15	Year ended 12/31/14
Ordinary income	$2,001,895	$2,095,124
Long-term capital gain	39,275,791	32,833,773

	$41,277,686	$34,928,897

5. Components of Net Assets on a Tax Basis

As of Dec. 31, 2015, the components of net assets on a tax basis were as follows:

Shares of beneficial interest	$203,554,200
Undistributed ordinary income	1,652,553
Undistributed long-term capital gains	111,330,744
Unrealized appreciation on investments, foreign currencies, and derivatives	95,208,486

Net assets	$411,745,983

The differences between book basis and tax basis components of net assets are primarily attributable to tax deferral of losses on wash sales.

For financial reporting purposes, capital accounts are adjusted to reflect the tax character of permanent book/tax differences. Reclassifications are primarily due to tax treatment of foreign currency gain (loss). Results of operations and net assets were not affected by these classifications. For the year ended Dec. 31, 2015, the Series recorded the following reclassifications:

Undistributed Net Investment Loss	Accumulated Net Realized Gain
$(1,339)	$1,339

6. Capital Shares

Transactions in capital shares were as follows:

	Year ended 12/31/15	Year ended 12/31/14
Shares sold:
Standard Class	1,282,134	778,350
Service Class	1,532,091	1,379,605

Shares issued upon reinvestment of dividends and distributions:
Standard Class	258,029	164,309
Service Class	2,343,740	1,991,913

	5,415,994	4,314,177

Shares redeemed:
Standard Class	(9,465,211)	(294,713)
Service Class	(3,254,991)	(2,833,327)

	(12,720,202)	(3,128,040)

Net increase (decrease)	(7,304,208)	1,186,137

7. Line of Credit

The Series, along with certain other funds in the Delaware Investments® Family of Funds (Participants), was a participant in a $275,000,000 revolving line of credit intended to be used for temporary or emergency purposes as an additional source of liquidity to fund redemptions of investor shares. Under the agreement, the Participants were charged an annual commitment fee of 0.08%, which was allocated across the Participants on the basis of each Participant’s allocation of the entire facility. The Participants were permitted to borrow

U.S. Growth Series-16

 Delaware VIP® U.S. Growth Series

 Notes to financial statements (continued)

 7. Line of Credit (continued)

up to a maximum of one third of their net assets under the agreement. Each Participant was individually, and not jointly, liable for its particular advances, if any, under the line of credit. The line of credit available under the agreement expired on Nov. 9, 2015.

On Nov. 9, 2015, the Series, along with the other Participants, entered into an amendment to the agreement for a $155,000,000 revolving line of credit. Under the amendment to the agreement, the Participants are charged an annual commitment fee of 0.10%, which is allocated across the Participants on the basis of each Participant’s allocation of the entire facility. Other than the annual commitment fee, the line of credit is to be used as described above and operates in substantially the same manner as the original agreement. The line of credit available under the agreement expires on Nov. 7, 2016.

The Series had no amounts outstanding as of Dec. 31, 2015 or at any time during the year then ended.

8. Offsetting

In December 2011, the Financial Accounting Standards Board (FASB) issued guidance that expanded disclosure requirements on the offsetting of certain assets and liabilities. The disclosures are required for investments and derivative financial instruments subject to master netting or similar agreements which are eligible for offset on the “Statement of assets and liabilities” and require an entity to disclose both gross and net information about such investments and transactions in the financial statements. In January 2013, the FASB issued guidance that clarified which investments and transactions are subject to the offsetting disclosure requirements. The scope of the disclosure requirements for offsetting is limited to derivative instruments, repurchase agreements and reverse repurchase agreements, and securities borrowing. The guidance is effective for financial statements with fiscal years beginning on or after Jan. 1, 2013, and interim periods within those fiscal years.

In order to better define its contractual rights and to secure rights that will help the Series mitigate its counterparty risk, the Series entered into an International Swaps and Derivatives Association, Inc. Master Agreement (ISDA Master Agreement) or a similar agreement with certain of its derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between the Series and a counterparty that governs certain over-the-counter (OTC) derivatives and foreign exchange contracts and typically contains, among other things, collateral posting items and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Series may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default (close-out), including the bankruptcy or insolvency of the counterparty. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency, or other events.

For financial reporting purposes, the Series does not offset derivative assets and derivative liabilities that are subject to netting arrangements on the “Statement of assets and liabilities.” During the year ended Dec. 31, 2015, the Series held no derivatives.

At Dec. 31, 2015, the Series had the following assets and liabilities subject to offsetting provisions:

Master Repurchase Agreements

Counterparty	Repurchase Agreements	Fair Value of Non-Cash Collateral Received	Cash Collateral Received	Net Collateral Received	Net Exposure(a)
Bank of America Merrill Lynch	$1,362,827	$(1,362,827)	$ —	$(1,362,827)	$ —
Bank of Montreal	2,271,377	(2,271,377)	—	$(2,271,377)	—
BNP Paribas	296,796	(296,796)	—	$ (296,796)	—
Total	$3,931,000	$(3,931,000)	$ —	$(3,931,000)	$ —

(a)Net exposure represents the receivable (payable) that would be due from (to) the counterparty in an event of default.

9. Securities Lending

The Series, along with other funds in the Delaware Investments® Family of Funds, may lend its securities pursuant to a security lending agreement (Lending Agreement) with The Bank of New York Mellon (BNY Mellon). At the time a security is loaned, the borrower must post collateral equal to the required percentage of the market value of the loaned security, including any accrued interest. The required percentage is: (1) 102% with respect to U.S. securities and foreign securities that are denominated and payable in U.S. dollars; and (2) 105% with respect to foreign securities. With respect to each loan, if on any business day the aggregate market value of securities collateral plus cash collateral held is less than the aggregate market value of the securities that are the subject of such loan, the borrower will be notified to provide additional collateral by the end of the following business day, which, together with the collateral already held, will be not less than the applicable initial collateral requirements for such security loan. If the aggregate market value of securities collateral and cash collateral held with respect to a security loan exceeds the applicable initial collateral requirement, upon the request of the borrower, BNY Mellon must return enough collateral to the borrower by the end of the following business day to reduce the value of the remaining collateral to the applicable initial collateral requirement for such security loan. As a result of the foregoing, the value of the collateral held with respect to a loaned security on any particular day may be more or less than the value of the security on loan.

U.S. Growth Series-17

 Delaware VIP® U.S. Growth Series

 Notes to financial statements (continued)

 9. Securities Lending (continued)

Prior to Dec. 29, 2015, cash collateral received was generally invested in the Delaware Investments Collateral Fund No. 1 (Collective Trust), a pooled account established by BNY Mellon for the use of funds managed by DMC that participate in BNY Mellon’s securities lending program. The Collective Trust sought to maintain a net asset value per unit of $1.00. Under the previous investment guidelines, the Collective Trust was permitted to invest in U.S. government securities and high-quality corporate debt, asset-backed and other money market securities, and in repurchase agreements collateralized by such securities, provided that the Collective Trust would generally have a dollar-weighted average portfolio maturity of 60 days or less.

On Dec. 29, 2015, the assets in the Collective Trust were transferred to a series of individual separate accounts, each corresponding to a Series. The investment guidelines permit each separate account to hold certain securities that would be considered eligible securities for a money market fund. Cash collateral received is generally invested in government securities; certain obligations issued by government sponsored enterprises; repurchase agreements collateralized by U.S. Treasury securities; obligations issued by the central government of any Organization for Economic Cooperation and Development (OECD) country or its agencies, instrumentalities, or establishments; obligations of supranational organizations; commercial paper, notes, bonds, and other debt obligations; certificates of deposit, time deposits, and other bank obligations; and asset-backed securities.

In the event of default or bankruptcy by the lending agent, realization and/or retention of the collateral may be subject to legal proceedings. In the event the borrower fails to return loaned securities and the collateral received is insufficient to cover the value of the loaned securities and provided such collateral shortfall is not the result of investment losses, the lending agent has agreed to pay the amount of the shortfall to each Series or, at the discretion of the lending agent, replace the loaned securities. Each Series continues to record dividends or interest, as applicable, on the securities loaned and are subject to changes in value of the securities loaned that may occur during the term of the loan. Each Series has the right under the Lending Agreement to recover the securities from the borrower on demand. With respect to security loans collateralized by non-cash collateral, each Series receives loan premiums paid by the borrower. With respect to security loans collateralized by cash collateral, the earnings from the collateral investments are shared among each Series, the security lending agent, and the borrower. Each Series records security lending income net of allocations to the security lending agent and the borrower.

Each Series may incur investment losses as a result of investing securities lending collateral. This could occur if an investment in the collateral investment account defaulted or became impaired. Under those circumstances, the value of a Series’ cash collateral account may be less than the amount the Series would be required to return to the borrowers of the securities and the Series would be required to make up for this shortfall.

During the year ended Dec. 31, 2015, the Series had no securities out on loan.

10. Credit and Market Risk

The Series may invest up to 15% of its net assets in illiquid securities, which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A promulgated under the Securities Act of 1933, as amended, and other securities which may not be readily marketable. The relative illiquidity of these securities may impair the Series from disposing of them in a timely manner and at a fair price when it is necessary or desirable to do so. While maintaining oversight, the Board has delegated to DMC the day-to-day functions of determining whether individual securities are liquid for purposes of the Series’ limitation on investments in illiquid securities. Securities eligible for resale pursuant to Rule 144A, which are determined to be liquid, are not subject to the Series’ 15% limit on investments in illiquid securities. As of Dec. 31, 2015, there were no Rule 144A securities held by the Series and no securities have been determined to be illiquid under the Series’ Liquidity Procedures. When monitoring compliance with the Series’ illiquid limit, certain holdings that are common to multiple clients of the investment manager may be aggregated and considered illiquid in the aggregate solely for monitoring purposes. For purposes of determining illiquidity for financial reporting purposes, only the holdings of the Series will be considered.

11. Contractual Obligations

The Series enters into contracts in the normal course of business that contain a variety of indemnifications. The Series’ maximum exposure under these arrangements is unknown. However, the Series has not had prior claims or losses pursuant to these contracts. Management has reviewed the Series’ existing contracts and expects the risk of loss to be remote.

12. Recent Accounting Pronouncements

In May 2015, the FASB issued Accounting Standards Update (“ASU”) No. 2015-07 regarding “Disclosures for Investments in Certain Entities That Calculate Net Asset Value per Share.” The amendments in this update are effective for the Series for fiscal years beginning after Dec. 15, 2015, and interim periods within those fiscal years. ASU No. 2015-07 will eliminate the requirement to categorize investments in the fair value hierarchy if their fair value is measured at NAV per share (or its equivalent) using the practical expedient in the FASB’s fair value measurement guidance. Management is evaluating the impact, if any, of this guidance on the Series’ financial statement disclosures.

13. Subsequent Events

Management has determined that no material events or transactions occurred subsequent to Dec. 31, 2015 that would require recognition or disclosure in the Series’ financial statements.

U.S. Growth Series-18

 Delaware VIP® Trust — Delaware VIP U.S. Growth Series

 Report of independent registered public accounting firm

To the Board of Trustees of Delaware VIP Trust and Shareholders of Delaware VIP U.S. Growth Series:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Delaware VIP U.S. Growth Series (one of the series constituting Delaware VIP Trust, hereafter referred to as the “Series”) at December 31, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Series’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2015 by correspondence with the custodian and brokers and the application of alternative auditing procedures where securities purchased had not been received, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

February 17, 2016

U.S. Growth Series-19

 Delaware VIP® Trust — Delaware VIP U.S. Growth Series

 Other Series information (Unaudited)

Board consideration of Delaware VIP U.S. Growth Series investment management agreement

At a meeting held on Aug. 18–20, 2015 (the “Annual Meeting”), the Board of Trustees (collectively referred to here as the “Board”), including a majority of disinterested or independent Trustees, approved the renewal of the Investment Management Agreement and Sub-Advisory Agreement for Delaware VIP U.S. Growth Series (the “Series”). In making its decision, the Board considered information furnished at regular quarterly Board meetings, including reports detailing Series performance, investment strategies, and expenses, as well as information prepared specifically in connection with the renewal of the investment advisory and sub-advisory contracts. Information furnished specifically in connection with the renewal of the Investment Management Agreement with Delaware Management Company (“DMC”) and Sub-Advisory Agreement with Jackson Square Partners, LLC (“JSP”) included materials provided by DMC and its affiliates (“Delaware Investments”) and JSP, as applicable, concerning, among other things, the nature, extent, and quality of services provided to the Series; the costs of such services to the Series; economies of scale; and the investment manager’s financial condition and profitability. In addition, in connection with the Annual Meeting, reports were provided to the Trustees in May 2015 and included reports provided by Lipper, Inc., an independent statistical compilation organization (“Lipper”). The Lipper reports compared the Series’ investment performance and expenses with those of other comparable mutual funds. The Independent Trustees reviewed and discussed the Lipper reports with independent legal counsel to the Independent Trustees. In addition to the information noted above, the Board also requested and received information regarding DMC’s or JSP’s, as applicable, policy with respect to advisory fee levels and its breakpoint philosophy; the structure of portfolio manager compensation; comparative client fee information; and any constraints or limitations on the availability of securities for certain investment styles, which had in the past year inhibited, or which were likely in the future to inhibit, the investment manager’s ability to invest fully in accordance with Series policies.

In considering information relating to the approval of the Series’ advisory and sub-advisory agreement, the Independent Trustees received assistance and advice from and met separately with independent legal counsel to the Independent Trustees. They also engaged a consultant to assist them in analyzing portions of the data received. The Independent Trustees reviewed and discussed with such consultant two reports prepared by the consultant with respect to such data. Although the Board gave attention to all information furnished, the following discussion identifies, under separate headings, the primary factors taken into account by the Board during its contract renewal considerations.

Nature, extent, and quality of service of DMC. The Board considered the services provided by DMC to the Series and its shareholders. In reviewing the nature, extent, and quality of services, the Board considered reports furnished to it throughout the year, which covered matters such as the relative performance of the Series; compliance of portfolio managers with the investment policies, strategies, and restrictions for the Series; compliance by DMC and Delaware Distributors, L.P. (together, “Management”) personnel with the Code of Ethics adopted throughout the Delaware Investments® Family of Funds complex; and adherence to fair value pricing procedures as established by the Board. The Board was pleased with the current staffing of the Series’ investment adviser and the emphasis placed on research in the investment process. The Board recognized DMC’s receipt of several industry distinctions during the past several years. The Board gave favorable consideration to DMC’s efforts to control expenditures while maintaining service levels committed to Series matters. The Board noted that in November 2013, Management negotiated a substantial reduction in fees for fund accounting services provided to the Series. The Board was satisfied with the nature, extent, and quality of the overall services provided by DMC.

Nature, extent, and quality of service of JSP. The Board considered the services provided by JSP to the Series and its shareholders. In reviewing the nature, extent, and quality of services, the Board took account of reports furnished to it throughout the year at regular Board Meetings covering matters such as relative performance of the Series; compliance of portfolio managers with the investment policies, strategies, and restrictions for the Series; the compliance of JSP personnel with its Code of Ethics; and adherence to fair value pricing procedures as established by the Board. The Board was pleased with the current staffing of JSP and the emphasis placed on research in the investment process. The Board was satisfied with the nature, extent, and quality of the overall services provided by JSP.

Investment performance. The Board placed significant emphasis on the investment performance of the Series in view of the importance of investment performance to shareholders. Although the Board gave appropriate consideration to performance reports and discussions with portfolio managers at Board meetings throughout the year, the Board gave particular weight to the Lipper reports furnished for the 15(c) Meeting. The Lipper reports prepared for the Series showed the investment performance of its Standard Class shares in comparison to a group of similar funds as selected by Lipper (the “Performance Universe”). A fund with the best performance ranked first, and a fund with the poorest performance ranked last. The highest/best performing 25% of funds in the Performance Universe make up the first quartile; the next 25%, the second quartile; the next 25%, the third quartile; and the poorest/worst performing 25% of funds in the Performance Universe make up the fourth quartile. Comparative annualized performance for the Series was shown for the past 1-, 3-, 5-, and 10-year periods, as applicable, ended March 31, 2015. The Board’s objective is that the Series’ performance for the periods considered be at or above the median of its Performance Universe

The Performance Universe for the Series consisted of the Series and all large-cap growth funds underlying variable insurance products as selected by Lipper. The Lipper report comparison showed that the Series’ total return for the 1- and 3-year periods was in the second quartile of its Performance Universe. The report further showed that the Series’ total return for the 5- and 10-year periods was in the first quartile of its Performance Universe. The Board was satisfied with performance.

U.S. Growth Series-20

 Delaware VIP® Trust — Delaware VIP U.S. Growth Series

 Other Series information (Unaudited)

 Board consideration of Delaware VIP U.S. Growth Series investment management agreement  (continued)

Comparative expenses. The Board considered expense comparison data for the Delaware Investments® Family of Funds. Management provided the Board with information on pricing levels and fee structures for the Series as of its most recently completed fiscal year. The Board also focused on the comparative analysis of effective management fees and total expense ratios of the Series versus effective management fees and expense ratios of a group of similar funds as selected by Lipper (the “Expense Group”). In reviewing comparative costs, the Series’ contractual management fee and the actual management fee incurred by the Series were compared with the contractual management fees (assuming all funds in the Expense Group were similar in size to the Series) and actual management fees (as reported by each fund) within the Expense Group, taking into account any applicable breakpoints and fee waivers. The Series’ total expenses were also compared with those of its Expense Group. The Lipper total expenses, for comparative consistency, were shown by Lipper for Standard Class shares which do not charge 12b-1 and non-12b-1 service fees. The Board considered fees paid to DMC for non-management services. The Board’s objective is to limit the Series’ total expense ratio to be competitive with that of the Expense Group.

The expense comparisons for the Series showed that the actual management fee was in the quartile with the second lowest expenses of its Expense Group and its total expenses were in the quartile with the lowest expenses of the Expense Group. The Board was satisfied with the management fee and total expenses of the Series in comparison to those of its Expense Group.

Management profitability of DMC. The Board considered the level of profits realized by DMC in connection with the operation of the Series. In this respect, the Board reviewed the Investment Management Profitability Analysis that addressed the overall profitability of DMC’s business in providing management and other services to each of the individual funds and the Delaware Investments Family of Funds as a whole. Specific attention was given to the methodology followed in allocating costs for the purpose of determining profitability. Management stated that the level of profits of DMC, to a certain extent, reflects recent operational cost savings and efficiencies initiated by DMC. The Board considered DMC’s efforts to improve services provided to fund shareholders and to meet additional regulatory and compliance requirements resulting from recent industry-wide Securities and Exchange Commission initiatives. The Board also considered the extent to which DMC might derive ancillary benefits from fund operations, including the potential for procuring additional business as a result of the prestige and visibility associated with its role as service provider to the Delaware Investments Family of Funds and the benefits from allocation of fund brokerage to improve trading efficiencies. The Board found that the management fees were reasonable in light of the services rendered and the profitability of DMC.

Management profitability of JSP. Trustees were also given available information on profits being realized by JSP in relation to the services being provided to the Series or in relation to JSP’s overall investment advisory business, but believed such information to be of limited relevance because the sub-advisory fees are paid by DMC out of its management fee, and changes in the level of sub-advisory have no impact on Series expenses. The Board was also provided information on potential fall-out benefits derived or to be derived by JSP in connection with its relationship to the Series, such as reputational enhancement, soft dollar arrangements, or commissions paid to affiliated broker-dealers, as applicable.

Economies of scale. The Trustees considered whether economies of scale are realized by DMC as the Series’ assets increase and the extent to which any economies of scale are reflected in the level of management fees charged. The Trustees reviewed the standardized advisory fee pricing and structure approved by the Board and shareholders, which includes breakpoints, and which applies to most funds in the Delaware Investments Family of Funds complex. Breakpoints in the advisory fee occur when the advisory fee rate is reduced on assets in excess of specified levels. Breakpoints result in a lower advisory fee, than would otherwise be the case in the absence of breakpoints, when the asset levels specified in the breakpoints are exceeded. The Board noted that the fee under the Series’ management contract fell within the standardized fee pricing structure. The Board also noted that the Series’ assets exceeded the first breakpoint level. The Board believed that, given the extent to which economies of scale might be realized by the adviser and its affiliates, the schedule of fees under the Investment Management Agreement provides a sharing of benefits with the Series and its shareholders.

Tax Information

All disclosures are based on financial information available as of the date of this annual report and, accordingly are subject to change. For any and all items requiring reporting, it is the intention of the Series to report the maximum amount permitted under the Internal Revenue Code and the regulations thereunder.

For the year ended Dec. 31, 2015, the Series reports distributions paid during the year as follows:

(A) Long-Term Capital Gain Distributions (Tax Basis)	(B) Ordinary Income Distributions* (Tax Basis)	Total Distributions (Tax Basis)	(C) Qualifying Dividends[1]
95.15%	4.85%	100.00%	100.00%

(A) and (B) are based on a percentage of the Series’ total distributions.

(C) is based on the Series’ ordinary income distributions.

1Qualified dividends represent dividends which qualify for the corporate dividends received deduction.

U.S. Growth Series-21

 Delaware Investments® Family of Funds

 Board of trustees / directors and officers addendum

A mutual fund is governed by a Board of Trustees/Directors (“Trustees”), which has oversight responsibility for the management of a fund’s business affairs. Trustees establish procedures and oversee and review the performance of the investment manager, the distributor, and others who perform services for the fund. The independent fund trustees, in particular, are advocates for shareholder interests. Each trustee has served in that capacity since he or she was elected to or appointed to the Board of Trustees, and will continue to serve until his or her retirement or the election of a new trustee in his or her place. The following is a list of the Trustees and Officers with certain background and related information.

Name, Address, and Birth Date	Position(s) Held with Fund(s)	Length of Time Served	Principal Occupation(s) During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee or Officer	Other Directorships Held by Trustee or Officer
INTERESTED TRUSTEE
Shawn K. Lytle[1] 2005 Market Street Philadelphia, PA 19103 February 1970	President, Chief Executive Officer, and Trustee	Trustee since September 2015 President and Chief Executive Officer since August 2015	Shawn K. Lytle has served as President of Delaware Investments[2] since June 2015 and was the Regional Head of Americas for UBS Global Asset Management from 2010 through 2015.	65	Trustee — UBS Relationship Funds, SMA Relationship Trust, and UBS Funds (May 2010–April 2015)
INDEPENDENT TRUSTEES
Thomas L. Bennett	Chairman and Trustee	Trustee since	Private Investor	65	Director —
2005 Market Street		March 2005	(March 2004–Present)		Bryn Mawr Bank Corp.
Philadelphia, PA 19103					(BMTC)
					(2007–2011)
October 1947		Chairman since March 2015
Ann D. Borowiec 2005 Market Street Philadelphia, PA 19103 November 1958	Trustee	Since March 2015	Chief Executive Officer Private Wealth Management (2011–2013) and Market Manager, New Jersey Private Bank (2005–2011) — J.P. Morgan Chase & Co.	65	None
Joseph W. Chow 2005 Market Street Philadelphia, PA 19103 January 1953	Trustee	Since January 2013	Executive Vice President (Emerging Economies Strategies, Risk and Corporate Administration) State Street Corporation (July 2004–March 2011)	65	Director and Audit Committee Member — Hercules Technology Growth Capital, Inc. (2004–2014)
John A. Fry 2005 Market Street Philadelphia, PA 19103 May 1960	Trustee	Since January 2001	President — Drexel University (August 2010–Present) President — Franklin & Marshall College (July 2002–July 2010)	65	Director — Hershey Trust Company Director, Audit Committee, and Governance Committee Member — Community Health Systems Director — Drexel Morgan & Co.
Lucinda S. Landreth 2005 Market Street Philadelphia, PA 19103 June 1947	Trustee	Since March 2005	Private Investor (2004–Present)	65	None

U.S. Growth Series-22

Name, Address, and Birth Date	Position(s) Held with Fund(s)	Length of Time Served	Principal Occupation(s) During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee or Officer	Other Directorships Held by Trustee or Officer

Frances A. Sevilla-Sacasa 2005 Market Street Philadelphia, PA 19103 January 1956	Trustee	Since September 2011	Chief Executive Officer — Banco Itaú International (April 2012–Present) Executive Advisor to Dean (August 2011–March 2012) and Interim Dean (January 2011–July 2011) — University of Miami School of Business Administration President — U.S. Trust, Bank of America Private Wealth Management (Private Banking) (July 2007–December 2008)	65	Trust Manager and Audit Committee Member — Camden Property Trust

Thomas K. Whitford 2005 Market Street Philadelphia, PA 19103 March 1956	Trustee	Since January 2013	Vice Chairman (2010–April 2013) Chief Administrative Officer (2008–2010) and Executive Vice President and Chief Administrative Officer (2007–2009) — PNC Financial Services Group	65	Director — HSBC Finance Corporation and HSBC North America Holdings Inc. Director — HSBC Bank
Janet L. Yeomans 2005 Market Street Philadelphia, PA 19103 July 1948	Trustee	Since April 1999	Vice President and Treasurer (January 2006–July 2012) Vice President — Mergers & Acquisitions (January 2003–January 2006), and Vice President and Treasurer (July 1995–January 2003) 3M Corporation	65	Director, Audit and Compliance Committee Chair, Investment Committee Member, and Governance Committee Member — Okabena Company Chair — 3M Investment Management Company (2005–2012)
OFFICERS
David F. Connor 2005 Market Street Philadelphia, PA 19103 December 1963	Senior Vice President, General Counsel, and Secretary	Senior Vice President, since May 2013; General Counsel since May 2015; Secretary since October 2005	David F. Connor has served as Senior Vice President of the Fund(s) and the investment advisor since 2013, General Counsel of the Fund(s) and the investment advisor since 2015, Secretary of the Fund(s) and the investment advisor since 2005.	65	None[3]
Daniel V. Geatens 2005 Market Street Philadelphia, PA 19103 October 1972	Vice President and Treasurer	Treasurer since October 2007	Daniel V. Geatens has served as Vice President and Treasurer of the Fund(s) since 2007 and Vice President and Director of Financial Administration of the investment advisor since 2010.	65	None[3]
Richard Salus 2005 Market Street Philadelphia, PA 19103 October 1963	Senior Vice President and Chief Financial Officer	Chief Financial Officer since November 2006	Richard Salus has served as Senior Vice President and Chief Financial Officer of the Fund(s) and the investment advisor since 2006.	65	None[3]

[1]	Shawn K. Lytle is considered to be an “Interested Trustee” because he is an executive officer of the Fund’s(s’) investment advisor.
[2]	Delaware Investments is the marketing name for Delaware Management Holdings, Inc. and its subsidiaries, including the Fund’s(s’) investment advisor, principal underwriter, and its transfer agent.
[3]	David F. Connor, Daniel V. Geatens, and Richard Salus serve in similar capacities for the six portfolios of the Optimum Fund Trust, which have the same investment advisor, principal underwriter, and transfer agent as the registrant.

The Statement of Additional Information for the Fund(s) includes additional information about the Trustees and Officers and is available, without charge, upon request by calling 800 523-1918.

U.S. Growth Series-23

The Series files its complete schedule of portfolio holdings with the Securities and Exchange Commission (Commission) for the first and third quarters of each fiscal year on Form N-Q. The Series’ Forms N-Q, as well as a description of the policies and procedures that the Series uses to determine how to vote proxies (if any) relating to portfolio securities are available without charge (i) upon request, by calling 800 523-1918; and (ii) on the Commission’s website at sec.gov. In addition, a description of the policies and procedures that the Series uses to determine how to vote proxies (if any) relating to portfolio securities and the Schedule of Investments included in the Series’ most recent Form N-Q are available without charge on the Delaware Investments® Funds’ website at delawareinvestments.com. The Series’ Forms N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling 800 SEC-0330.

Information (if any) regarding how the Series voted proxies relating to portfolio securities during the most recently disclosed 12-month period ended June 30 is available without charge (i) through the Delaware Investments Funds’ website at delawareinvestments.com; and (ii) on the Commission’s website at sec.gov.

AR-VIPUSG [12/15] BNY 20825 (2/16) (16014)	U.S. Growth Series-24

Delaware VIP® Trust
Delaware VIP Value Series
Annual report
December 31, 2015

Neither Delaware Investments nor its affiliates noted in this document are authorized deposit-taking institutions for the purpose of the Banking Act 1959 (Commonwealth of Australia). The obligations of these entities do not represent deposits or other liabilities of Macquarie Bank Limited (MBL). MBL does not guarantee or otherwise provide assurance in respect of the obligations of these entities, unless noted otherwise.

Unless otherwise noted, views expressed herein are current as of Dec. 31, 2015, and subject to change for events occurring after such date.

The Series is not FDIC insured and is not guaranteed. It is possible to lose the principal amount invested.

Mutual fund advisory services provided by Delaware Management Company, a series of Delaware Management Business Trust, which is a registered investment advisor and member of Macquarie Group. Delaware Investments, a member of Macquarie Group, refers to Delaware Management Holdings, Inc. and its subsidiaries, including the Series’ distributor, Delaware Distributors, L.P. Macquarie Group refers to Macquarie Group Limited and its subsidiaries and affiliates worldwide.

This material may be used in conjunction with the offering of shares in Delaware VIP Value Series only if preceded or accompanied by the Series’ current prospectus or the summary prospectus.

© 2016 Delaware Management Holdings, Inc.

All third-party marks cited are the property of their respective owners.

Delaware VIP® Trust — Delaware VIP Value Series
Portfolio management review	January 12, 2016

For the year ended Dec. 31, 2015, Delaware VIP Value Series Standard Class shares returned -0.41% and Service Class shares returned -0.64%. Both figures reflect all distributions reinvested. For the same period, the Series’ benchmark, the Russell 1000® Value Index, returned -3.83%.

U.S. stock prices failed to gather much momentum in 2015. Europe’s economic woes, plunging oil prices, China’s slowing growth, and the resulting struggles of emerging markets led to several global market selloffs.

U.S. gross domestic product (GDP) – a measure of economic activity – slowed from a 2.1% expansion during the final quarter of 2014 to just 0.6% in the first quarter of 2015 because of inclement weather, the strong dollar, and energy-sector spending cuts. Growth resumed in the second quarter, with GDP expanding 3.9% before easing to 2.1% in the third quarter. Over the course of the fiscal year, the unemployment rate declined from 5.8% to 5.0%, and the pace of new job creation was fairly robust throughout the year.

The potential for an interest rate increase hung over the market. The year began just after the U.S. Federal Reserve ended its latest quantitative-easing program. The Fed hinted throughout 2015 that an interest rate hike was likely to come fairly soon. That speculation subdued markets. However, the hike was delayed as repeated global economic shocks, including China’s currency devaluation and plunging worldwide oil prices, gave the Fed pause. Nonetheless, the U.S. economy’s relative strength finally led the Fed to raise rates in December.

Oil prices fell to a six-year low in 2015. Even as demand growth eased, production held steady creating a dramatic supply-demand imbalance as a result of the Organization of the Petroleum Exporting Countries’ (OPEC’s) efforts to force U.S. producers to cut back or close rigs. The International Energy Agency (IEA) forecast a long, slow recovery for oil prices.

On a relative basis, the Series benefited from its defensive positioning. We emphasized stocks – including many in traditionally defensive sectors – that we viewed as having stronger business fundamentals and greater price stability in a down market. These included companies in consumer staples and healthcare. We also tended to focus on firms with more conservative characteristics within economically sensitive sectors.

Within consumer staples, the Series benefited the most from food products companies Kraft Heinz and Mondelez International. We were attracted by what we viewed as Kraft Foods’ strong collection of brands and its reasonably valued stock, solid dividend, and potential to further improve its financial strength and profitability. Heinz agreed to merge with Kraft in March 2015, resulting in a sharply higher share price. Meanwhile, shares of Mondelez benefited from the company’s success in managing expenses and expanding its business footprint.

Stock selection in industrials also contributed to the Series’ relative outperformance, especially its position in defense contractor Northrop Grumman, which produced strong financial results despite cutbacks in U.S. military spending.

Other notable contributors included Broadcom, a semiconductor maker, and home-improvement retailer Lowe’s. Shares of Broadcom jumped after it agreed to be acquired by Avago at a significant premium. With the stock near our price target, we ultimately sold the Series’ position. Meanwhile, Lowe’s benefited from the housing market recovery and from its efforts to improve merchandising, which helped lift sales and earnings.

However, the Series’ energy holdings did poorly, with most companies hampered by continued weakness in commodity prices. Marathon Oil was by far the Series’ largest detractor in the group. Its high exposure to U.S. shale markets was a negative, as was its elevated debt level and relatively small size. A position in Halliburton hurt performance, as reduced energy exploration activity cut into its revenues and earnings. Weak market prices of crude oil and natural gas also hurt Chevron and ConocoPhillips, which the Series held. We continue to closely monitor the Series’ energy stocks for signs of lasting financial stress. We believe a bottoming process in oil prices could be starting to take shape and our longer-term view on global oil demand remains positive.

Elsewhere, a stake in Xerox produced disappointing results. The business services provider’s various business challenges led to narrower profit margins, lower earnings, and reduced revenues. Despite recent execution challenges, Xerox has the potential to benefit from its transformation to a services-oriented business model, in our view.

We made relatively few changes to the Series’ portfolio during the year. We used the proceeds from the sale of Broadcom to establish a new position in pharmacy benefits manager Express Scripts Holding, which we viewed as having high-quality growth potential with an unusually attractive valuation. We also purchased enterprise software provider CA, after recent business challenges left its stock with what we saw as a favorable risk-reward trade-off.

We sold the Series’ remaining stake in Baxter International, which spun off its global pharmaceutical business, Baxalta. The new firm will focus on hematology, immunology, and oncology. We used the proceeds of the Baxter sale to round up the Series’ stake in Baxalta, which we think had a more attractive valuation relative to its growth potential.

Unless otherwise noted, views expressed herein are current as of Dec. 31, 2015, and subject to change.
Value Series-1

Delaware VIP® Trust — Delaware VIP Value Series	January 12, 2016
Portfolio management review (continued)

At year end, we found it difficult to identify attractive new purchase candidates in light of relatively high valuations. However, we closed in on a few favorable consumer discretionary opportunities, and we considered some longer-range ideas in consumer staples, financials, and industrials. Having recently rounded up all but one of the Series’ energy sector holdings, we continued to closely monitor developments in the energy sector including supply and demand trends.

We don’t anticipate large adjustments to the portfolio in the near future. Regardless of market conditions, our approach remains consistent. We seek companies available at what we view as attractive valuations because of temporary fundamental challenges and negative investor sentiment.

Unless otherwise noted, views expressed herein are current as of Dec. 31, 2015, and subject to change.
Value Series-2

Delaware VIP® Trust — Delaware VIP Value Series

Performance summary

The performance quoted represents past performance and does not guarantee future results. Investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted.

Carefully consider the Series’ investment objectives, risk factors, charges, and expenses before investing. This and other information can be found in the Series’ prospectus and its summary prospectus, which may be obtained by calling 800 523-1918. Investors should read the prospectus and the summary prospectus carefully before investing.

Delaware VIP Value Series Average annual total returns For periods ended Dec. 31, 2015	1 year	3 years	5 years	10 years	Lifetime
Standard Class shares (commenced operations on July 28, 1988)	–0.41%	+14.92%	+13.79%	+7.65%	+8.80%

Service Class shares (commenced operations on May 1, 2000)	–0.64%	+14.64%	+13.50%	+7.38%	+7.02%

Russell 1000 Value Index	–3.83%	+13.08%	+11.27%	+6.16%	n/a

Returns reflect the reinvestment of all distributions. Please see page 4 for a description of the index.

As described in the Series’ most recent prospectus, the net expense ratio for Service Class shares of the Series was 0.96%, while total operating expenses for Standard Class and Service Class shares were 0.71% and 1.01%, respectively. The management fee for Standard Class and Service Class shares was 0.63%.

The Series’ distributor has contracted to limit the 12b-1 fees for Service Class shares to no more than 0.25% of average daily net assets from Jan. 1, 2015 through Dec. 31, 2015.*

Earnings from a variable annuity or variable life investment compound tax-free until withdrawal, and as a result, no adjustments were made for income taxes.

Expense limitations were in effect for both classes during certain periods shown in the Series performance table above and in the Performance of a $10,000 Investment graph on the next page.

Performance data do not reflect insurance fees related to a variable annuity or variable life investment or the deferred sales charge that would apply to certain withdrawals of investments held for fewer than eight years. Performance shown here would have been reduced if such fees were included and the expense limitation removed. For more information about fees, consult your variable annuity or variable life prospectus.

Investments in variable products involve risk.

Please read both the contract and underlying prospectus for specific details regarding the product’s risk profile.

*The contractual waiver period is from April 30, 2014 through April 26, 2016.

Value Series-3

Delaware VIP Value Series

Performance summary (continued)

For period beginning Dec. 31, 2005 through Dec. 31, 2015	Starting value	Ending value
–– Delaware VIP Value Series (Standard Class)	$10,000	$20,909
– –Russell 1000 Value Index	$10,000	$18,173

The graph shows a $10,000 investment in the Delaware VIP Value Series Standard Class shares for the period from Dec. 31, 2005 through Dec. 31, 2015.

The graph also shows $10,000 invested in the Russell 1000 Value Index for the period from Dec. 31, 2005 through Dec. 31, 2015. The Russell 1000 Value Index measures the performance of the large-cap value segment of the U.S. equity universe. It includes those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values.

Russell Investment Group is the source and owner of the trademarks, service marks, and copyrights related to the Russell Indexes. Russell® is a trademark of Russell Investment Group.

Index performance returns do not reflect any management fees, transaction costs or expenses. Indices are unmanaged and one cannot invest directly in an index.

Performance of Service Class shares will vary due to different charges and expenses.

Past performance is not a guarantee of future results.

Value Series-4

Delaware VIP® Trust — Delaware VIP Value Series

Disclosure of Series expenses

For the six-month period from July 1, 2015 to December 31, 2015 (Unaudited)

As a shareholder of the Series, you incur ongoing costs, which may include management fees; distribution and/or service (12b-1) fees; and other Series expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Series and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period from July 1, 2015 to Dec. 31, 2015.

Actual expenses

The first section of the table shown, “Actual Series Return,” provides information about actual account values and actual expenses. You may use the information in this section of the table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical example for comparison purposes

The second section of the table shown, “Hypothetical 5% Return,” provides information about hypothetical account values and hypothetical expenses based on the Series’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Series’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Series and other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. As a shareholder of the Series, you do not incur any transaction costs, such as sales charges (loads), redemption fees or exchange fees, but shareholders of other funds may incur such costs. Also, the fees related to the variable annuity investment or the deferred sales charge that could apply have not been included. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The Series’ actual expenses shown in the table reflect fee waivers in effect for Service Class shares. The expenses shown in the table assume reinvestment of all dividends and distributions.

Expense analysis of an investment of $1,000

	Beginning Account Value 7/1/15	Ending Account Value 12/31/15	Annualized Expense Ratio	Expenses Paid During Period 7/1/15 to 12/31/15*
Actual Series return†
Standard Class	$1,000.00	$ 994.40	0.69%	$3.47
Service Class	1,000.00	993.40	0.94%	4.72
Hypothetical 5% return (5% return before expenses)
Standard Class	$1,000.00	$1,021.73	0.69%	$3.52
Service Class	1,000.00	1,020.47	0.94%	4.79

*	“Expenses Paid During Period” are equal to the Series’ annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

†	Because actual returns reflect only the most recent six-month period, the returns shown may differ significantly from fiscal year returns.

Value Series-5

Delaware VIP® Trust — Delaware VIP Value Series

Security type / sector allocation and top 10 equity holdings

As of December 31, 2015 (Unaudited)

Sector designations may be different than the sector designations presented in other Series materials. The sector designations may represent the investment manager’s internal sector classifications, which may result in the sector designations for one series being different than another series’ sector designations.

Percentage of
Security type / sector	net assets
Common Stock	98.86%
Consumer Discretionary	5.99%
Consumer Staples	11.86%
Energy	12.32%
Financials	12.31%
Healthcare	22.05%
Industrials	9.29%
Information Technology	12.79%
Materials	3.06%
Telecommunications	6.24%
Utilities	2.95%
Short-Term Investments	1.24%
Total Value of Securities	100.10%
Liabilities Net of Receivables and Other Assets	(0.10%)
Total Net Assets	100.00%

Holdings are for informational purposes only and are subject to change at any time. They are not a recommendation to buy, sell, or hold any security.

Percentage
Top 10 equity holdings	of net assets
Baxalta	3.32%
Intel	3.26%
Quest Diagnostics	3.25%
Xerox	3.23%
Johnson & Johnson	3.22%
CA	3.21%
Raytheon	3.18%
AT&T	3.17%
Merck	3.14%
Allstate	3.14%

Value Series-6

Delaware VIP® Trust — Delaware VIP Value Series

Schedule of investments

December 31, 2015

	Number of	Value
	shares	(U.S. $)
Common Stock - 98.86%
Consumer Discretionary - 5.99%
Johnson Controls	525,500	$20,751,995
Lowe’s	274,100	20,842,564

		41,594,559

Consumer Staples - 11.86%
Archer-Daniels-Midland	522,600	19,168,968
CVS Health	222,700	21,773,379
Kraft Heinz	275,833	20,069,609
Mondelez International	476,000	21,343,840

		82,355,796

Energy - 12.32%
Chevron	232,000	20,870,720
ConocoPhillips	397,000	18,535,930
Halliburton	550,300	18,732,212
Marathon Oil	672,500	8,466,775
Occidental Petroleum	279,900	18,924,039

		85,529,676

Financials - 12.31%
Allstate	350,900	21,787,381
Bank of New York Mellon	498,200	20,535,804
BB&T	568,800	21,506,328
Marsh & McLennan	390,200	21,636,590

		85,466,103

Healthcare - 22.05%
Baxalta	590,600	23,051,118
Cardinal Health	240,100	21,433,727
Express Scripts Holding †	249,050	21,769,461
Johnson & Johnson	217,500	22,341,600
Merck	412,500	21,788,250
Pfizer	622,941	20,108,535
Quest Diagnostics	317,400	22,579,836

		153,072,527

Industrials - 9.29%
Northrop Grumman	110,700	20,901,267
Raytheon	177,000	22,041,810
Waste Management	403,000	21,508,110

		64,451,187

Information Technology - 12.79%
CA	780,316	22,285,825
Cisco Systems	789,500	21,438,873
Intel	656,600	22,619,870
Xerox	2,109,100	22,419,733

		88,764,301

	Number of	Value
	shares	(U.S. $)
Common Stock (continued)
Materials - 3.06%
EI du Pont de Nemours	318,600	$21,218,760

		21,218,760

Telecommunications - 6.24%
AT&T	640,424	22,036,990
Verizon Communications	459,800	21,251,956

		43,288,946

Utilities - 2.95%
Edison International	345,400	20,451,134

		20,451,134

Total Common Stock (cost $458,464,060)		686,192,989

	Principal amount°
Short-Term Investments - 1.24%
Discount Notes - 0.75% ≠
Federal Home Loan Bank
0.119% 1/4/16	142,361	142,361
0.155% 2/3/16	438,115	438,027
0.17% 1/21/16	292,669	292,650
0.18% 2/26/16	317,835	317,722
0.18% 3/7/16	347,434	347,258
0.185% 1/19/16	177,873	177,863
0.19% 1/25/16	737,847	737,786
0.19% 3/22/16	404,214	403,960
0.203% 2/18/16	1,249,764	1,249,389
0.25% 2/9/16	396,985	396,890
0.295% 3/2/16	86,090	86,050
0.31% 3/14/16	600,225	599,887

		5,189,843

Repurchase Agreements - 0.49%
Bank of America Merrill Lynch 0.24%, dated 12/31/15, to be repurchased on 1/4/16, repurchase price $1,194,715 (collateralized by U.S. government obligations 3.00% 11/15/45; market value $1,218,577)	1,194,683	1,194,683
Bank of Montreal 0.26%, dated 12/31/15, to be repurchased on 1/4/16, repurchase price $1,991,196 (collateralized by U.S. government obligations 0.75%-2.875% 9/30/16-8/15/42; market value $2,030,962)	1,991,139	1,991,139

Value Series-7

 Delaware VIP® Value Series

 Schedule of investments (continued)

	Principal	Value
	amount°	(U.S. $)
Short-Term Investments (continued)
Repurchase Agreements (continued)
BNP Paribas 0.28%, dated 12/31/15, to be repurchased on 1/4/16, repurchase price $260,186 (collateralized by U.S. government obligations 0.00% 2/15/31-2/15/43; market value $265,382)	260,178	$260,178

		3,446,000

Total Short-Term Investments (cost $8,635,970)		8,635,843

Total Value of Securities - 100.10% (cost $467,100,030)	$694,828,832

≠	The rate shown is the effective yield at the time of purchase.
°	Principal amount shown is stated in U.S. dollars unless noted that the security is denominated in another currency.
†	Non-income-producing security.

See accompanying notes, which are an integral part of the financial statements.

Value Series-8

Delaware VIP® Trust — Delaware VIP Value Series
Statement of assets and liabilities	December 31, 2015

Assets:
Investments, at value[1]	$686,192,989
Short-term investments, at value[2]	8,635,843
Cash	525
Dividends and interest receivable	1,337,504
Receivable for securities sold	790,938
Receivable for series shares sold	139,175

Total assets	697,096,974

Liabilities:
Payable for securities purchased	1,404,233
Payable for series shares redeemed	1,013,335
Investment management fees payable	375,802
Other accrued expenses	77,489
Distribution fees payable	65,114
Other affiliates payable	19,307
Trustees’ fees and expenses payable	1,904

Total liabilities	2,957,184

Total Net Assets	$694,139,790

Net Assets Consist of:
Paid-in capital	$390,258,916
Undistributed net investment income	13,563,320
Accumulated net realized gain on investments	62,588,752
Net unrealized appreciation of investments	227,728,802

Total Net Assets	$694,139,790

Net Asset Value:
Standard Class:
Net assets	$389,569,926
Shares of beneficial interest outstanding, unlimited authorization, no par	13,601,733
Net asset value per share	$28.64

Service Class:
Net assets	$304,569,864
Shares of beneficial interest outstanding, unlimited authorization, no par	10,664,926
Net asset value per share	$28.56

[1] Investments, at cost	$458,464,060
[2] Short-term investments, at cost	8,635,970

See accompanying notes, which are an integral part of the financial statements.

Value Series-9

Delaware VIP® Trust —	Delaware VIP Trust —
Delaware VIP Value Series	Delaware VIP Value Series
Statement of operations	Statements of changes in net assets
Year ended December 31, 2015

Investment Income:
Dividends	$19,824,414
Interest	9,391

19,833,805

Expenses:
Management fees	4,836,780
Distribution expenses - Service Class	964,225
Accounting and administration expenses	243,682
Reports and statements to shareholders	120,049
Dividend disbursing and transfer agent fees and expenses	64,601
Legal fees	59,774
Trustees’ fees and expenses	36,692
Custodian fees	33,591
Audit and tax	32,873
Registration fees	847
Other	21,536

6,414,650
Less waived distribution expenses – Service Class	(160,704)

Total operating expenses	6,253,946

Net Investment Income	13,579,859

Net Realized and Unrealized Gain (Loss):
Net realized gain on investments	77,813,693
Net change in unrealized appreciation (depreciation) of investments	(94,550,115)

Net Realized and Unrealized Loss	(16,736,422)

Net Decrease in Net Assets Resulting from Operations	$(3,156,563)

	Year ended
	12/31/15	12/31/14
Increase (Decrease) in Net Assets from Operations:
Net investment income	$13,579,859	$13,072,671
Net realized gain	77,813,693	41,984,111
Net change in unrealized appreciation (depreciation)	(94,550,115)	48,446,053

Net increase (decrease) in net assets resulting from operations	(3,156,563)	103,502,835

Dividends and Distributions to Shareholders from:
Net investment income:
Standard Class	(8,223,700)	(8,114,336)
Service Class	(4,842,691)	(4,263,900)

	(13,066,391)	(12,378,236)

Capital Share Transactions:
Proceeds from shares sold:
Standard Class	28,402,258	18,832,527
Service Class	26,622,421	45,107,776

Net asset value of shares issued upon reinvestment of dividends and distributions:
Standard Class	6,824,315	6,124,141
Service Class	4,842,691	4,263,900

	66,691,685	74,328,344

Cost of shares redeemed:
Standard Class	(159,537,651)	(31,937,517)
Service Class	(50,559,612)	(38,844,642)

	(210,097,263)	(70,782,159)

Increase (decrease) in net assets derived from capital share transactions	(143,405,578)	3,546,185

Net Increase (Decrease) in Net Assets:	(159,628,532)	94,670,784

Net Assets:
Beginning of year	853,768,322	759,097,538

End of year	$694,139,790	$853,768,322

Undistributed net investment income	$13,563,320	$13,049,852

See accompanying notes, which are an integral part of the financial statements.

Value Series-10

 Delaware VIP® Trust — Delaware VIP Value Series

 Financial highlights

Selected data for each share of the Series outstanding throughout each period were as follows:

	Delaware VIP Value Series Standard Class
	Year ended
	12/31/15	12/31/14	12/31/13	12/31/12	12/31/11
Net asset value, beginning of period	$29.240	$26.090	$19.880	$17.730	$16.490

Income (loss) from investment operations:
Net investment income[1]	0.546	0.478	0.451	0.418	0.382
Net realized and unrealized gain (loss)	(0.646)	3.126	6.170	2.163	1.191

Total from investment operations	(0.100)	3.604	6.621	2.581	1.573

Less dividends and distributions from:
Net investment income	(0.500)	(0.454)	(0.411)	(0.431)	(0.333)

Total dividends and distributions	(0.500)	(0.454)	(0.411)	(0.431)	(0.333)

Net asset value, end of period	$28.640	$29.240	$26.090	$19.880	$17.730

Total return[2]	(0.41% )	14.00%	33.69%	14.73%	9.54%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$389,570	$523,240	$473,403	$350,444	$310,494
Ratio of expenses to average net assets	0.71%	0.71%	0.71%	0.73%	0.73%
Ratio of net investment income to average net assets	1.88%	1.74%	1.94%	2.21%	2.23%
Portfolio turnover	17%	12%	14%	21%	20%

[1]	The average shares outstanding method has been applied for per share information.
[2]

Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which Delaware VIP Trust serves as an underlying investment vehicle.

See accompanying notes, which are an integral part of the financial statements.

Value Series-11

 Delaware VIP® Value Series

 Financial highlights (continued)

Selected data for each share of the Series outstanding throughout each period were as follows:

	Delaware VIP Value Series Service Class
	Year ended
	12/31/15	12/31/14	12/31/13	12/31/12	12/31/11
Net asset value, beginning of period	$29.160	$26.030	$19.840	$17.700	$16.470

Income (loss) from investment operations:
Net investment income[1]	0.472	0.409	0.393	0.370	0.338
Net realized and unrealized gain (loss)	(0.640)	3.117	6.161	2.158	1.188

Total from investment operations	(0.168)	3.526	6.554	2.528	1.526

Less dividends and distributions from:
Net investment income	(0.432)	(0.396)	(0.364)	(0.388)	(0.296)

Total dividends and distributions	(0.432)	(0.396)	(0.364)	(0.388)	(0.296)

Net asset value, end of period	$28.560	$29.160	$26.030	$19.840	$17.700

Total return[2]	(0.64% )	13.70%	33.37%	14.44%	9.26%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$304,570	$330,528	$285,695	$210,804	$176,363
Ratio of expenses to average net assets	0.96%	0.96%	0.96%	0.98%	0.98%
Ratio of expenses to average net assets prior to fees waived	1.01%	1.01%	1.01%	1.03%	1.03%
Ratio of net investment income to average net assets	1.63%	1.49%	1.69%	1.96%	1.98%
Ratio of net investment income to average net assets prior to fees waived	1.58%	1.44%	1.64%	1.91%	1.93%
Portfolio turnover	17%	12%	14%	21%	20%

[1]	The average shares outstanding method has been applied for per share information.
[2]	Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return during all of the periods shown reflects a waiver by the distributor. Performance would have been lower had the waiver not been in effect. Total investment return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which Delaware VIP Trust serves as an underlying investment vehicle.

See accompanying notes, which are an integral part of the financial statements.

Value Series-12

 Delaware VIP® Trust — Delaware VIP Value Series

 Notes to financial statements

 December 31, 2015

Delaware VIP Trust (Trust) is organized as a Delaware statutory trust and offers 10 series: Delaware VIP Diversified Income Series, Delaware VIP Emerging Markets Series, Delaware VIP High Yield Series, Delaware VIP International Value Equity Series, Delaware VIP Limited-Term Diversified Income Series, Delaware VIP REIT Series, Delaware VIP Small Cap Value Series, Delaware VIP Smid Cap Growth Series, Delaware VIP U.S. Growth Series, and Delaware VIP Value Series. These financial statements and the related notes pertain to Delaware VIP Value Series (Series). The Trust is an open-end investment company. The Series is considered diversified under the Investment Company Act of 1940, as amended, and offers Standard Class and Service Class shares. The Standard Class shares do not carry a 12b-1 fee and the Service Class shares carry a 12b-1 fee. The shares of the Series are sold only to separate accounts of life insurance companies.

The investment objective of the Series is to seek long-term capital appreciation.

1. Significant Accounting Policies

The following accounting policies are in accordance with U.S. generally accepted accounting principles (U.S. GAAP) and are consistently followed by the Series.

Security Valuation — Equity securities, except those traded on the Nasdaq Stock Market LLC (Nasdaq), are valued at the last quoted sales price as of the time of the regular close of the New York Stock Exchange on the valuation date. Equity securities traded on the Nasdaq are valued in accordance with the Nasdaq Official Closing Price, which may not be the last sales price. If, on a particular day, an equity security does not trade, the mean between the bid and ask prices will be used, which approximates fair value. U.S. government and agency securities are valued at the mean between the bid and ask prices, which approximates fair value. Generally, other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith under the direction of the Trust’s Board of Trustees (Board). In determining whether market quotations are readily available or fair valuation will be used, various factors will be taken into consideration, such as market closures or suspension of trading in a security.

Federal Income Taxes — No provision for federal income taxes has been made as the Series intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, and make the requisite distributions to shareholders. The Series evaluates tax positions taken or expected to be taken in the course of preparing the Series’ tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the “more-likely-than-not” threshold are recorded as a tax benefit or expense in the current year. Management has analyzed the Series’ tax positions taken for all open federal income tax years (Dec. 31, 2012–Dec. 31, 2015), and has concluded that no provision for federal income tax is required in the Series’ financial statements.

Class Accounting — Investment income, common expenses, and realized and unrealized gain (loss) on investments are allocated to the classes of the Series on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

Repurchase Agreements — The Series may purchase certain U.S. government securities subject to the counterparty’s agreement to repurchase them at an agreed upon date and price. The counterparty will be required on a daily basis to maintain the value of the collateral subject to the agreement at not less than the repurchase price (including accrued interest). The agreements are conditioned upon the collateral being deposited under the Federal Reserve book-entry system with the Series’ custodian or a third-party sub-custodian. In the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings. All open repurchase agreements as of the date of this report were entered into on Dec. 31, 2015 and matured on the next business day.

Use of Estimates — The Series is an investment company, whose financial statements are prepared in conformity with U.S. GAAP. Therefore, the Series follows the accounting and reporting guidelines for investment companies. The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the fair value of investments, the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and the differences could be material.

Other — Expenses directly attributable to the Series are charged directly to the Series. Other expenses common to various funds within the Delaware Investments® Family of Funds are generally allocated among such funds on the basis of average net assets. Management fees and some other expenses are paid monthly. Security transactions are recorded on the date the securities are purchased or sold (trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Discounts and premiums on debt securities are accreted or amortized to interest income, respectively, over the lives of the respective securities using the effective interest method. The Series declares and pays distributions from net investment income and distributions from net realized gain on investments, if any, following the close of the fiscal year. The Series may distribute more frequently, if necessary for tax purposes. Dividends and distributions, if any, are recorded on the ex-dividend date.

Subject to seeking best execution, the Series may direct certain security trades to brokers who have agreed to rebate a portion of the related brokerage commission to the Series in cash. Such commission rebates are included on the “Statement of operations” under “Net realized gain on investments” and totaled $430 for the year ended Dec. 31, 2015. In general, best execution refers to many factors, including the price paid or received for a security, the commission charged, the promptness and reliability of execution, the confidentiality and placement accorded the order, and other factors affecting the overall benefit obtained by the Series on the transaction.

Value Series-13

 Delaware VIP® Value Series

 Notes to financial statements (continued)

 1. Significant Accounting Policies (continued)

The Series may receive earnings credits from its custodian when positive cash balances are maintained, which may be used to offset custody fees. There were no such earnings credits for the year ended Dec. 31, 2015.

The Series receives earnings credits from its transfer agent when positive cash balances are maintained, which may be used to offset transfer agent fees. If the amount earned is greater than one dollar, the expense paid under this arrangement is included on the “Statement of operations” under “Dividend disbursing and transfer agent fees and expenses” with the corresponding expense offset shown under “Less expense paid indirectly.” For the year ended Dec. 31, 2015, the Series earned less than one dollar under this agreement.

2. Investment Management, Administration Agreements, and Other Transactions with Affiliates

In accordance with the terms of its investment management agreement, the Series pays Delaware Management Company (DMC), a series of Delaware Management Business Trust and the investment manager, an annual fee which is calculated daily at the rate of 0.75% on the first $500 million of average daily net assets of the Series, 0.70% on the next $500 million, 0.65% on the next $1.5 billion, and 0.60% on average daily net assets in excess of $2.5 billion.

Delaware Investments Fund Services Company (DIFSC), an affiliate of DMC, provides fund accounting and financial administration oversight services to the Series. For these services, DIFSC’s fees are calculated based on the aggregate daily net assets of the Delaware Investments® Family of Funds at the following annual rate: 0.0050% of the first $30 billion; 0.0045% of the next $10 billion; 0.0040% of the next $10 billion; and 0.0025% of aggregate average daily net assets in excess of $50 billion. The fees payable to DIFSC under the service agreement described above are allocated among all funds in the Delaware Investments Family of Funds on a relative net asset value (NAV) basis. For the year ended Dec. 31, 2015, the Series was charged $36,140 for these services. This amount is included on the “Statement of operations” under “Accounting and administration expenses.”

DIFSC is also the transfer agent and dividend disbursing agent of the Series. For these services, DIFSC’s fees are calculated at the annual rate of 0.0075% of the Series’ average daily net assets. This amount is included on the “Statement of operations” under “Dividend disbursing and transfer agent fees and expenses.” For the year ended Dec. 31, 2015, the Series was charged $57,355 for these services. Pursuant to a sub-transfer agency agreement between DIFSC and BNY Mellon Investment Servicing (US) Inc. (BNYMIS), BNYMIS provides certain sub-transfer agency services to the Series. Sub-transfer agency fees are paid by the Series and are also included on the “Statement of operations” under “Dividend disbursing and transfer agent fees and expenses.”

Pursuant to a distribution agreement and distribution plan, the Series pays Delaware Distributors, L.P. (DDLP), the distributor and an affiliate of DMC, an annual distribution and service fee of 0.30% of the average daily net assets of the Service Class shares. DDLP has contracted to waive distribution and service fees from Jan. 1, 2015 through Dec. 31, 2015* in order to limit distribution and service fee of the Service Class shares to 0.25% of average daily net assets. Standard Class shares pay no distribution and service expenses.

As provided in the investment management agreement, the Series bears a portion of the cost of resources shared with DMC, including the cost of internal personnel of DMC and/or its affiliates that provide legal, tax, and regulatory reporting services to the Series. For the year ended Dec. 31, 2015, the Series was charged $18,747 for internal legal, tax, and regulatory reporting services provided by DMC and/or its affiliates’ employees. This amount is included on the “Statement of operations” under “Legal fees.”

Trustees’ fees include expenses accrued by the Series for each Trustee’s retainer and meeting fees. Certain officers of DMC, DIFSC, and DDLP are officers and/or Trustees of the Trust. These officers and Trustees are paid no compensation by the Series.

*The contractual waiver period is from April 30, 2014 through April 29, 2016.

3. Investments

For the year ended Dec. 31, 2015, the Series made purchases and sales of investment securities other than short-term investments as follows:

Purchases	$127,671,199
Sales	255,319,322

At Dec. 31, 2015, the cost and unrealized appreciation (depreciation) of investments for federal income tax purposes were as follows:

Cost of Investments	Aggregate Unrealized Appreciation of Investments	Aggregate Unrealized Depreciation of Investments	Net Unrealized Appreciation of Investments
$470,420,433	$245,669,825	$(21,261,426)	$224,408,399

Value Series-14

 Delaware VIP® Value Series

 Notes to financial statements (continued)

 3. Investments (continued)

U.S. GAAP defines fair value as the price that the Series would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. A three-level hierarchy for fair value measurements has been established based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available under the circumstances. The Series’ investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-level hierarchy of inputs is summarized below.

Level 1 –	Inputs are quoted prices in active markets for identical investments. (Examples: equity securities, open-end investment companies, futures contracts, exchange-traded options contracts)
Level 2 –

Other observable inputs, including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates), or other market-corroborated inputs. (Examples: debt securities, government securities, swap contracts, foreign currency exchange contracts, foreign securities utilizing international fair value pricing, broker-quoted securities, fair valued securities)

Level 3 –	Significant unobservable inputs including the Series’ own assumptions used to determine the fair value of investments. (Examples: broker-quoted securities, fair valued securities)

Level 3 investments are valued using significant unobservable inputs. The Series may also use an income-based valuation approach in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Valuations may also be based upon current market prices of securities that are comparable in coupon, rating, maturity, and industry. The derived value of a Level 3 investment may not represent the value which is received upon disposition and this could impact the results of operations.

The following table summarizes the valuation of the Series’ investments by fair value hierarchy levels as of Dec. 31, 2015:

Securities	Level 1	Level 2	Total
Common Stock	$686,192,989	$—	$686,192,989
Short-Term Investments	—	8,635,843	8,635,843

Total Value of Securities	$686,192,989	$8,635,843	$694,828,832

During the year ended Dec. 31, 2015, there were no transfers between Level 1 investments, Level 2 investments, or Level 3 investments that had a significant impact to the Series. The Series’ policy is to recognize transfers between levels at the beginning of the reporting period.

A reconciliation of Level 3 investments is presented when the Series has a significant amount of Level 3 investments at the beginning, interim, or end of the period in relation to the Series’ net assets. At Dec. 31, 2015, there were no Level 3 investments.

4. Dividend and Distribution Information

Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. Additionally, distributions from net short-term gains on sales of investment securities are treated as ordinary income for federal income tax purposes. The tax character of dividends and distributions paid during the years ended Dec. 31, 2015 and 2014 was as follows:

	Year ended
	12/31/15	12/31/14
Ordinary income	$13,066,391	$12,378,236

5. Components of Net Assets on a Tax Basis

As of Dec. 31, 2015, the components of net assets on a tax basis were as follows:

Shares of beneficial interest	$390,258,916
Undistributed ordinary income	13,563,320
Undistributed long-term capital gains	65,909,155
Unrealized appreciation on investments	224,408,399

Net assets	$694,139,790

Value Series-15

 Delaware VIP® Value Series

 Notes to financial statements (continued)

 5. Components of Net Assets on a Tax Basis (continued)

The differences between book basis and tax basis components of net assets are primarily attributable to tax deferral of losses on wash sales.

For federal income tax purposes, capital loss carryforwards may be carried forward and applied against future capital gains. $12,174,716 was utilized in 2015.

On Dec. 22, 2010, the Regulated Investment Company Modernization Act of 2010 (Act) was enacted, which changed various technical rules governing the tax treatment of regulated investment companies. The changes were generally effective for taxable years beginning after the date of enactment. Under the Act, the Series is permitted to carry forward capital losses incurred in taxable years beginning after the date of enactment for an unlimited period. Additionally, post-enactment capital loss carryforwards will retain their character as either short-term or long-term capital losses rather than being considered all short-term as permitted under previous regulation. At Dec. 31, 2015, there were no capital loss carryforwards incurred that will be carried forward under the Act.

6. Capital Shares

Transactions in capital shares were as follows:

	Year ended
	12/31/15	12/31/14
Shares sold:
Standard Class	977,560	683,905
Service Class	918,920	1,640,403
Shares issued upon reinvestment of dividends and distributions:
Standard Class	228,391	231,100
Service Class	162,288	161,023

	2,287,159	2,716,431

Shares redeemed:
Standard Class	(5,498,915)	(1,168,698)
Service Class	(1,749,877)	(1,445,016)

	(7,248,792)	(2,613,714)

Net increase (decrease)	(4,961,633)	102,717

7. Line of Credit

The Series, along with certain other funds in the Delaware Investments® Family of Funds (Participants), was a participant in a $275,000,000 revolving line of credit intended to be used for temporary or emergency purposes as an additional source of liquidity to fund redemptions of investor shares. Under the agreement, the Participants were charged an annual commitment fee of 0.08%, which was allocated across the Participants on the basis of each Participant’s allocation of the entire facility. The Participants were permitted to borrow up to a maximum of one third of their net assets under the agreement. Each Participant was individually, and not jointly, liable for its particular advances, if any, under the line of credit. The line of credit under the agreement expired on Nov. 9, 2015.

On Nov. 9, 2015, the Series, along with the other Participants, entered into an amendment to the agreement for a $155,000,000 revolving line of credit. Under the amendment to the agreement, the Participants are charged an annual commitment fee of 0.10%, which is allocated across the Participants on the basis of each Participant’s allocation of the entire facility. Other than the annual commitment fee, the line of credit is to be used as described above and operates in substantially the same manner as the original agreement. The line of credit available under the agreement expires on Nov. 7, 2016.

The Series had no amounts outstanding as of Dec. 31, 2015 or at any time during the year then ended.

8. Offsetting

In December 2011, the Financial Accounting Standards Board (FASB) issued guidance that expanded disclosure requirements on the offsetting of certain assets and liabilities. The disclosures are required for investments and derivative financial instruments subject to master netting or similar agreements which are eligible for offset on the “Statement of assets and liabilities” and require an entity to disclose both gross and net information about such investments and transactions in the financial statements. In January 2013, the FASB issued guidance that clarified which investments and transactions are subject to the offsetting disclosure requirements. The scope of the disclosure requirements for offsetting is limited to derivative instruments, repurchase agreements and reverse repurchase agreements, and securities borrowing. The guidance is effective for financial statements with fiscal years beginning on or after Jan. 1, 2013, and interim periods within those fiscal years.

In order to better define its contractual rights and to secure rights that will help the Series mitigate its counterparty risk, the Series entered into an International Swaps and Derivatives Association, Inc. Master Agreement (ISDA Master Agreement) or a similar agreement with certain of its derivative contract counterparties. An ISDA Master Agreement is a bilateral

Value Series-16

 Delaware VIP® Value Series

 Notes to financial statements (continued)

 8. Offsetting (continued)

agreement between the Series and a counterparty that governs certain over-the-counter (OTC) derivatives and foreign exchange contracts and typically contains, among other things, collateral posting items and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Series may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default (close-out), including the bankruptcy or insolvency of the counterparty. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency, or other events.

For financial reporting purposes, the Series does not offset derivative assets and derivatives liabilities that are subject to netting arrangements on the “Statement of assets and liabilities.”

At Dec. 31, 2015, the Series had the following assets and liabilities subject to offsetting provisions:

Master Repurchase Agreements

Counterparty	Repurchase Agreements	Fair Value of Non-Cash Collateral Received	Cash Collateral Received	Net Collateral Received	Net Exposure(a)
Bank of America Merrill Lynch	$1,194,683	$(1,194,683)	$—	$(1,194,683)	$—
Bank of Montreal	1,991,139	(1,991,139)	—	(1,991,139)	—
BNP Paribas	260,178	(260,178)	—	(260,178)	—
Total	$3,446,000	$(3,446,000)	$—	$(3,446,000)	$—

(a)Net exposure represents the net receivable (payable) that would be due from (to) the counterparty in an event of default.

9. Securities Lending

The Series, along with other funds in the Delaware Investments® Family of Funds, may lend its securities pursuant to a security lending agreement (Lending Agreement) with The Bank of New York Mellon (BNY Mellon). At the time a security is loaned, the borrower must post collateral equal to the required percentage of the market value of the loaned security, including any accrued interest. The required percentage is: (1) 102% with respect to U.S. securities and foreign securities that are denominated and payable in U.S. dollars; and (2) 105% with respect to foreign securities. With respect to each loan, if on any business day the aggregate market value of securities collateral plus cash collateral held is less than the aggregate market value of the securities that are the subject of such loan, the borrower will be notified to provide additional collateral by the end of the following business day, which, together with the collateral already held, will be not less than the applicable initial collateral requirements for such security loan. If the aggregate market value of securities collateral and cash collateral held with respect to a security loan exceeds the applicable initial collateral requirement, upon the request of the borrower, BNY Mellon must return enough collateral to the borrower by the end of the following business day to reduce the value of the remaining collateral to the applicable initial collateral requirement for such security loan. As a result of the foregoing, the value of the collateral held with respect to a loaned security on any particular day may be more or less than the value of the security on loan.

Prior to Dec. 29, 2015, cash collateral received was generally invested in the Delaware Investments Collateral Fund No. 1 (Collective Trust), a pooled account established by BNY Mellon for the use of funds managed by DMC that participate in BNY Mellon’s securities lending program. The Collective Trust sought to maintain a NAV per unit of $1.00. Under the previous investment guidelines, the Collective Trust was permitted to invest in U.S. government securities and high-quality corporate debt, asset-backed and other money market securities, and in repurchase agreements collateralized by such securities, provided that the Collective Trust would generally have a dollar-weighted average portfolio maturity of 60 days or less.

On Dec. 29, 2015, the assets in the Collective Trust were transferred to a series of individual separate accounts, each corresponding to a Series. The investment guidelines permit each separate account to hold certain securities that would be considered eligible securities for a money market fund. Cash collateral received is generally invested in government securities; certain obligations issued by government sponsored enterprises; repurchase agreements collateralized by U.S. Treasury securities; obligations issued by the central government of any Organization for Economic Cooperation and Development (OECD) country or its agencies, instrumentalities, or establishments; obligations of supranational organizations; commercial paper, notes, bonds, and other debt obligations; certificates of deposit, time deposits, and other bank obligations; and asset-backed securities.

In the event of default or bankruptcy by the lending agent, realization and/or retention of the collateral may be subject to legal proceedings. In the event the borrower fails to return loaned securities and the collateral received is insufficient to cover the value of the loaned securities and provided such collateral shortfall is not the result of investment losses, the lending agent has agreed to pay the amount of the shortfall to the Series or, at the discretion of the lending agent, replace the loaned securities. The Series continues to record dividends or interest, as applicable, on the securities loaned and are subject to changes in value of the securities loaned that may occur during the term of the loan. The Series has the right under the Lending Agreement to recover the securities from the borrower on demand. With respect to security loans collateralized by non-cash collateral, the Series receives loan premiums paid by the borrower. With respect to security loans collateralized by cash collateral, the earnings from the collateral investments are shared among the Series, the security lending agent, and the borrower. The Series records security lending income net of allocations to the security lending agent and the borrower.

Value Series-17

 Delaware VIP® Value Series

 Notes to financial statements (continued)

 9. Securities Lending (continued)

The Series may incur investment losses as a result of investing securities lending collateral. This could occur if an investment in the collateral investment account defaulted or became impaired. Under those circumstances, the value of a Series’ cash collateral account may be less than the amount the Series would be required to return to the borrowers of the securities and the Series would be required to make up for this shortfall.

During the year ended Dec. 31, 2015, the Series had no securities out on loan.

10. Credit and Market Risk

The Series may invest up to 10% of its net assets in illiquid securities, which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended, and other securities which may not be readily marketable. The relative illiquidity of these securities may impair the Series from disposing of them in a timely manner and at a fair price when it is necessary or desirable to do so. While maintaining oversight, the Series’ Board has delegated to DMC the day-to-day functions of determining whether individual securities are liquid for purposes of the Series’ limitation on investments in illiquid securities. Securities eligible for resale pursuant to Rule 144A, which are determined to be liquid, are not subject to the Series’ 10% limit on investments in illiquid securities. As of Dec. 31, 2015, there were no Rule 144A securities held by the Series and no securities have been determined to be illiquid under the Series’ Liquidity Procedures. When monitoring compliance with the Series’ illiquid limit, certain holdings that are common to multiple clients of the investment manager may be aggregated and considered illiquid in the aggregate solely for monitoring purposes. For purposes of determining illiquidity for financial reporting purposes, only the holdings of this Series will be considered.

11. Contractual Obligations

The Series enters into contracts in the normal course of business that contain a variety of indemnifications. The Series’ maximum exposure under these arrangements is unknown. However, the Series has not had prior claims or losses pursuant to these contracts. Management has reviewed the Series’ existing contracts and expects the risk of loss to be remote.

12. Recent Accounting Pronouncements

In May 2015, the FASB issued Accounting Standards Update (“ASU”) No. 2015-07 regarding Disclosures for Investments in Certain Entities That Calculate Net Asset Value per Share.” The amendments in this update are effective for the Series for fiscal years beginning after Dec. 15, 2015, and interim periods within those fiscal years. ASU No. 2015-07 will eliminate the requirement to categorize investments in the fair value hierarchy if the fair value is measured at NAV per share (or its equivalent) using the practical expedient in the FASB’s fair value measurement guidance. Management is evaluating the impact, if any, of this guidance on the Series’ financial statement disclosure.

13. Subsequent Events

Management has determined that no material events or transactions occurred subsequent to Dec. 31, 2015 that would require recognition or disclosure in the Series’ financial statements.

Value Series-18

 Delaware VIP® Trust — Delaware VIP Value Series

 Report of independent registered public accounting firm

To the Board of Trustees of Delaware VIP® Trust and Shareholders of Delaware VIP Value Series:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Delaware VIP Value Series (one of the series constituting Delaware VIP Trust, hereafter referred to as the “Series”) at December 31, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Series’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2015 by correspondence with the custodian and broker, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

February 17, 2016

Value Series-19

 Delaware VIP® Trust — Delaware VIP Value Series

 Other Series information (Unaudited)

Board consideration of Delaware VIP Value Series investment management agreement

At a meeting held on Aug. 18–20, 2015 (the “Annual Meeting”), the Board of Trustees (collectively referred to here as the “Board”), including a majority of disinterested or independent Trustees, approved the renewal of the Investment Management Agreement for Delaware VIP Value Series (the “Series”). In making its decision, the Board considered information furnished at regular quarterly Board meetings, including reports detailing Series performance, investment strategies, and expenses, as well as information prepared specifically in connection with the renewal of the investment advisory and sub-advisory contracts. Information furnished specifically in connection with the renewal of the Investment Management Agreement with Delaware Management Company (“DMC”) included materials provided by DMC and its affiliates (“Delaware Investments”) concerning, among other things, the nature, extent, and quality of services provided to the Series; the costs of such services to the Series; economies of scale; and the investment manager’s financial condition and profitability. In addition, in connection with the Annual Meeting, reports were provided to the Trustees in May 2015 and included reports provided by Lipper, Inc., an independent statistical compilation organization (“Lipper”). The Lipper reports compared the Series’ investment performance and expenses with those of other comparable mutual funds. The Independent Trustees reviewed and discussed the Lipper reports with independent legal counsel to the Independent Trustees. In addition to the information noted above, the Board also requested and received information regarding DMC’s policy with respect to advisory fee levels and its breakpoint philosophy; the structure of portfolio manager compensation; comparative client fee information; and any constraints or limitations on the availability of securities for certain investment styles, which had in the past year inhibited, or which were likely in the future to inhibit, the investment manager’s ability to invest fully in accordance with Series policies.

In considering information relating to the approval of the Series’ advisory agreement, the Independent Trustees received assistance and advice from and met separately with independent legal counsel to the Independent Trustees. They also engaged a consultant to assist them in analyzing portions of the data received. The Independent Trustees reviewed and discussed with such consultant two reports prepared by the consultant with respect to such data. Although the Board gave attention to all information furnished, the following discussion identifies, under separate headings, the primary factors taken into account by the Board during its contract renewal considerations.

Nature, extent, and quality of service. The Board considered the services provided by DMC to the Series and its shareholders. In reviewing the nature, extent, and quality of services, the Board considered reports furnished to it throughout the year, which covered matters such as the relative performance of the Series; compliance of portfolio managers with the investment policies, strategies, and restrictions for the Series; compliance by DMC and Delaware Distributors, L.P. (together, “Management”) personnel with the Code of Ethics adopted throughout the Delaware Investments® Family of Funds complex; and adherence to fair value pricing procedures as established by the Board. The Board was pleased with the current staffing of the Series’ investment adviser and the emphasis placed on research in the investment process. The Board recognized DMC’s receipt of several industry distinctions during the past several years. The Board gave favorable consideration to DMC’s efforts to control expenditures while maintaining service levels committed to Series matters. The Board noted that in November 2013, Management negotiated a substantial reduction in fees for fund accounting services provided to the Series. The Board was satisfied with the nature, extent, and quality of the overall services provided by DMC.

Investment performance. The Board placed significant emphasis on the investment performance of the Series in view of the importance of investment performance to shareholders. Although the Board gave appropriate consideration to performance reports and discussions with portfolio managers at Board meetings throughout the year, the Board gave particular weight to the Lipper reports furnished for the Annual Meeting. The Lipper reports prepared for the Series showed the investment performance of its Standard Class shares in comparison to a group of similar funds as selected by Lipper (the “Performance Universe”). A fund with the best performance ranked first, and a fund with the poorest performance ranked last. The highest/best performing 25% of funds in the Performance Universe make up the first quartile; the next 25%, the second quartile; the next 25%, the third quartile; and the poorest/worst performing 25% of funds in the Performance Universe make up the fourth quartile. Comparative annualized performance for the Series was shown for the past 1-, 3-, 5-, and 10-year periods, as applicable, ended March 31, 2015. The Board’s objective is that the Series’ performance for the periods considered be at or above the median of its Performance Universe.

The Performance Universe for the Series consisted of the Series and all large-cap value funds underlying variable insurance products as selected by Lipper. The Lipper report comparison showed that the Series’ total return for the 1-, 3-, 5-, and 10-year periods was in the first quartile of its Performance Universe. The Board was very satisfied with performance.

Comparative expenses. The Board considered expense comparison data for the Delaware Investments Family of Funds. Management provided the Board with information on pricing levels and fee structures for the Series as of its most recently completed fiscal year. The Board also focused on the comparative analysis of effective management fees and total expense ratios of the Series versus effective management fees and expense ratios of a group of similar funds as selected by Lipper (the “Expense Group”). In reviewing comparative costs, the Series’ contractual management fee and the actual management fee incurred by the Series were compared with the contractual management fees (assuming all funds in the Expense Group were similar in size to the Series) and actual management fees (as reported by each fund) within the Expense Group, taking into account any applicable breakpoints and fee waivers. The Series’ total expenses were also compared with those of its Expense Group. The Lipper total expenses, for comparative consistency, were shown by Lipper for Standard Class shares which do not charge 12b-1 and non-12b-1 service fees. The Board considered fees paid to DMC for non-management services. The Board’s objective is to limit the Series’ total expense ratio to be competitive with that of the Expense Group.

The expense comparisons for the Series showed that the actual management fee and total expenses were in the quartile with the second lowest expenses of its Expense Group. The Board was satisfied with the management fee and total expenses of the Series in comparison to those of its Expense Group.

Value Series-20

 Delaware VIP® Trust — Delaware VIP Value Series

 Other Series information (Unaudited)

Board consideration of Delaware VIP Value Series investment management agreement (continued)

Management profitability. The Board considered the level of profits realized by DMC in connection with the operation of the Series. In this respect, the Board reviewed the Investment Management Profitability Analysis that addressed the overall profitability of DMC’s business in providing management and other services to each of the individual funds and the Delaware Investments® Family of Funds as a whole. Specific attention was given to the methodology followed in allocating costs for the purpose of determining profitability. Management stated that the level of profits of DMC, to a certain extent, reflects recent operational cost savings and efficiencies initiated by DMC. The Board considered DMC’s efforts to improve services provided to fund shareholders and to meet additional regulatory and compliance requirements resulting from recent industry-wide Securities and Exchange Commission initiatives. The Board also considered the extent to which DMC might derive ancillary benefits from fund operations, including the potential for procuring additional business as a result of the prestige and visibility associated with its role as service provider to the Delaware Investments Family of Funds and the benefits from allocation of fund brokerage to improve trading efficiencies. The Board found that the management fees were reasonable in light of the services rendered and the profitability of DMC.

Economies of scale. The Trustees considered whether economies of scale are realized by DMC as the Series’ assets increase and the extent to which any economies of scale are reflected in the level of management fees charged. The Trustees reviewed the standardized advisory fee pricing and structure approved by the Board and shareholders, which includes breakpoints, and which applies to most funds in the Delaware Investments Family of Funds complex. Breakpoints in the advisory fee occur when the advisory fee rate is reduced on assets in excess of specified levels. Breakpoints result in a lower advisory fee, than would otherwise be the case in the absence of breakpoints, when the asset levels specified in the breakpoints are exceeded. The Board noted that the fee under the Series’ management contract fell within the standardized fee pricing structure. The Board also noted that the Series’ assets exceeded the first breakpoint level. The Board believed that, given the extent to which economies of scale might be realized by the adviser and its affiliates, the schedule of fees under the Investment Management Agreement provides a sharing of benefits with the Series and its shareholders.

Tax Information

All disclosures are based on financial information available as of the date of this annual report and, accordingly are subject to change. For any and all items requiring reporting, it is the intention of the Series to report the maximum amount permitted under the Internal Revenue Code and the regulations thereunder.

For the year ended Dec. 31, 2015, the Series reports distributions paid during the year as follows:

(A) Ordinary Income Distributions (Tax Basis)	(B) Qualifying Dividends[1]
100.00%	100.00%

(A)	is based on a percentage of the Series total distributions.
(B)	is based on a percentage of the Series ordinary income distributions.

1Qualifying dividends represent dividends which qualify for the corporate dividends received deduction.

Value Series-21

 Delaware Investments® Family of Funds

 BOARD OF TRUSTEES/DIRECTORS AND OFFICERS ADDENDUM

A mutual fund is governed by a Board of Trustees/Directors (“Trustees”), which has oversight responsibility for the management of a fund’s business affairs. Trustees establish procedures and oversee and review the performance of the investment manager, the distributor, and others who perform services for the fund. The independent fund trustees, in particular, are advocates for shareholder interests. Each trustee has served in that capacity since he or she was elected to or appointed to the Board of Trustees, and will continue to serve until his or her retirement or the election of a new trustee in his or her place. The following is a list of the Trustees and Officers with certain background and related information.

Name, Address, and Birth Date	Position(s) Held with Fund(s)	Length of Time Served	Principal Occupation(s) During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee or Officer	Other Directorships Held by Trustee or Officer
INTERESTED TRUSTEE

Shawn K. Lytle[1] 2005 Market Street Philadelphia, PA 19103 February 1970	President, Chief Executive Officer, and Trustee	Trustee since September 2015 President and Chief Executive Officer since August 2015	Shawn K. Lytle has served as President of Delaware Investments[2] since June 2015 and was the Regional Head of Americas for UBS Global Asset Management from 2010 through 2015.	65	Trustee — UBS Relationship Funds, SMA Relationship Trust, and UBS Funds (May 2010–April 2015)
INDEPENDENT TRUSTEES

Thomas L. Bennett	Chairman and Trustee	Trustee since	Private Investor	65	Director —
2005 Market Street		March 2005	(March 2004–Present)		Bryn Mawr Bank Corp.
Philadelphia, PA 19103					(BMTC)
					(2007–2011)
October 1947		Chairman since March 2015
Ann D. Borowiec 2005 Market Street Philadelphia, PA 19103 November 1958	Trustee	Since March 2015	Chief Executive Officer Private Wealth Management (2011–2013) and Market Manager, New Jersey Private Bank (2005–2011) — J.P. Morgan Chase & Co.	65	None
Joseph W. Chow 2005 Market Street Philadelphia, PA 19103 January 1953	Trustee	Since January 2013	Executive Vice President (Emerging Economies Strategies, Risk and Corporate Administration) State Street Corporation (July 2004–March 2011)	65	Director and Audit Committee Member — Hercules Technology Growth Capital, Inc. (2004–2014)
John A. Fry	Trustee	Since	President —	65	Director —
2005 Market Street		January 2001	Drexel University		Hershey Trust Company
Philadelphia, PA 19103			(August 2010–Present)
					Director, Audit Committee,
May 1960			President —		and Governance
			Franklin & Marshall College (July 2002–July 2010)		Committee Member — Community Health Systems Director — Drexel Morgan & Co.
Lucinda S. Landreth	Trustee	Since	Private Investor	65	None
2005 Market Street		March 2005	(2004–Present)
Philadelphia, PA 19103

June 1947

Value Series-22

Name, Address, and Birth Date	Position(s) Held with Fund(s)	Length of Time Served	Principal Occupation(s) During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee or Officer	Other Directorships Held by Trustee or Officer

Frances A. Sevilla-Sacasa	Trustee	Since	Chief Executive Officer —	65	Trust Manager and
2005 Market Street		September 2011	Banco Itaú		Audit Committee
Philadelphia, PA 19103			International		Member — Camden
			(April 2012–Present)		Property Trust
January 1956
			Executive Advisor to Dean (August 2011–March 2012) and Interim Dean (January 2011–July 2011) — University of Miami School of Business Administration

			President — U.S. Trust, Bank of America Private Wealth Management (Private Banking) (July 2007–December 2008)

Thomas K. Whitford 2005 Market Street Philadelphia, PA 19103 March 1956	Trustee	Since January 2013	Vice Chairman (2010–April 2013) Chief Administrative Officer (2008–2010) and Executive Vice President and Chief Administrative Officer (2007–2009) — PNC Financial Services Group	65	Director — HSBC Finance Corporation and HSBC North America Holdings Inc. Director — HSBC Bank
Janet L. Yeomans 2005 Market Street Philadelphia, PA 19103 July 1948	Trustee	Since April 1999	Vice President and Treasurer (January 2006–July 2012) Vice President — Mergers & Acquisitions (January 2003–January 2006), and Vice President and Treasurer (July 1995–January 2003) 3M Corporation	65	Director, Audit and Compliance Committee Chair, Investment Committee Member, and Governance Committee Member — Okabena Company Chair — 3M Investment Management Company (2005–2012)
OFFICERS

David F. Connor 2005 Market Street Philadelphia, PA 19103 December 1963	Senior Vice President, General Counsel, and Secretary	Senior Vice President, since May 2013; General Counsel since May 2015; Secretary since October 2005	David F. Connor has served as Senior Vice President of the Fund(s) and the investment advisor since 2013, General Counsel of the Fund(s) and the investment advisor since 2015, Secretary of the Fund(s) and the investment advisor since 2005.	65	None[3]
Daniel V. Geatens 2005 Market Street Philadelphia, PA 19103 October 1972	Vice President and Treasurer	Treasurer since October 2007	Daniel V. Geatens has served as Vice President and Treasurer of the Fund(s) since 2007 and Vice President and Director of Financial Administration of the investment advisor since 2010.	65	None[3]
Richard Salus 2005 Market Street Philadelphia, PA 19103 October 1963	Senior Vice President and Chief Financial Officer	Chief Financial Officer since November 2006	Richard Salus has served as Senior Vice President and Chief Financial Officer of the Fund(s) and the investment advisor since 2006.	65	None[3]

[1]	Shawn K. Lytle is considered to be an “Interested Trustee” because he is an executive officer of the Fund’s(s’) investment advisor.
[2]	Delaware Investments is the marketing name for Delaware Management Holdings, Inc. and its subsidiaries, including the Fund’s(s’) investment advisor, principal underwriter, and its transfer agent.
[3]	David F. Connor, Daniel V. Geatens, and Richard Salus serve in similar capacities for the six portfolios of the Optimum Fund Trust, which have the same investment advisor, principal underwriter, and transfer agent as the registrant.

The Statement of Additional Information for the Series(s) includes additional information about the Trustees and Officers and is available, without charge, upon request by calling 800 523-1918.

Value Series-23

The Series files its complete schedule of portfolio holdings with the Securities and Exchange Commission (Commission) for the first and third quarters of each fiscal year on Form N-Q. The Series’ Forms N-Q, as well as a description of the policies and procedures that the Series uses to determine how to vote proxies (if any) relating to portfolio securities are available without charge (i) upon request, by calling 800 523-1918; and (ii) on the Commission’s website at sec.gov. In addition, a description of the policies and procedures that the Series uses to determine how to vote proxies (if any) relating to portfolio securities and the Schedule of Investments included in the Series’ most recent Form N-Q are available without charge on the Delaware Investments® Funds’ website at delawareinvestments.com. The Series’ Forms N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling 800 SEC-0330.

Information (if any) regarding how the Series voted proxies relating to portfolio securities during the most recently disclosed 12-month period ended June 30 is available without charge (i) through the Delaware Investments Funds’ website at delawareinvestments.com; and (ii) on the Commission’s website at sec.gov.

AR-VIPV [12/15] BNY 20826 (2/16) (16014)	Value Series-24

Item 2. Code of Ethics

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. A copy of the registrant’s Code of Business Ethics has been posted on the Delaware Investments Internet Web site at www.delawareinvestments.com. Any amendments to the Code of Business Ethics, and information on any waiver from its provisions granted by the registrant, will also be posted on this Web site within five business days of such amendment or waiver and will remain on the Web site for at least 12 months.

Item 3. Audit Committee Financial Expert

The registrant’s Board of Trustees/Directors has determined that certain members of the registrant’s Audit Committee are audit committee financial experts, as defined below. For purposes of this item, an “audit committee financial expert” is a person who has the following attributes:

a. An understanding of generally accepted accounting principles and financial statements;

b. The ability to assess the general application of such principles in connection with the accounting for estimates, accruals, and reserves;

c. Experience preparing, auditing, analyzing, or evaluating financial statements that present a breadth and level of complexity of accounting issues that are generally comparable to the breadth and complexity of issues that can reasonably be expected to be raised by the registrant’s financial statements, or experience actively supervising one or more persons engaged in such activities;

d. An understanding of internal controls and procedures for financial reporting; and

e. An understanding of audit committee functions.

An “audit committee financial expert” shall have acquired such attributes through:

a. Education and experience as a principal financial officer, principal accounting officer, controller, public accountant, or auditor or experience in one or more positions that involve the performance of similar functions;

b. Experience actively supervising a principal financial officer, principal accounting officer, controller, public accountant, auditor, or person performing similar functions;

c. Experience overseeing or assessing the performance of companies or public accountants with respect to the preparation, auditing, or evaluation of financial statements; or

d. Other relevant experience.

The registrant’s Board of Trustees/Directors has also determined that each member of the registrant’s Audit Committee is independent. In order to be “independent” for purposes of this item, the Audit Committee member may not: (i) other than in his or her capacity as a member of the Board of Trustees/Directors or any committee thereof, accept directly or indirectly any consulting, advisory or other compensatory fee from the issuer; or (ii) be an “interested person” of the registrant as defined in Section 2(a)(19) of the Investment Company Act of 1940.

The names of the audit committee financial experts on the registrant’s Audit Committee are set forth below:

Ann D. Borowiec
Joseph W. Chow
Lucinda S. Landreth1
Frances A. Sevilla-Sacasa

Item 4. Principal Accountant Fees and Services

(a) Audit fees.

The aggregate fees billed for services provided to the registrant by its independent auditors for the audit of the registrant’s annual financial statements and for services normally provided by the independent auditors in connection with statutory and regulatory filings or engagements were $315,245 for the fiscal year ended December 31, 2015.

The aggregate fees billed for services provided to the registrant by its independent auditors for the audit of the registrant’s annual financial statements and for services normally provided by the independent auditors in connection with statutory and regulatory filings or engagements were $290,521 for the fiscal year ended December 31, 2014.

(b) Audit-related fees.

The aggregate fees billed by the registrant’s independent auditors for services relating to the performance of the audit of the registrant’s financial statements and not reported under paragraph (a) of this Item were $0 for the fiscal year ended December 31, 2015.

The aggregate fees billed by the registrant’s independent auditors for services relating to the performance of the audit of the financial statements of the registrant’s investment adviser and other service providers under common control with the adviser and that relate directly to the operations or financial reporting of the registrant were $612,000 for the registrant’s fiscal year ended December 31, 2015. The percentage of these fees relating to services approved by the registrant’s Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%. These audit-related services were as follows: year-end audit procedures; group reporting and subsidiary statutory audits.

The aggregate fees billed by the registrant’s independent auditors for services relating to the performance of the audit of the registrant’s financial statements and not reported under paragraph (a) of this Item were $0 for the fiscal year ended December 31, 2014.
____________________

1 The instructions to Form N-CSR require disclosure on the relevant experience of persons who qualify as audit committee financial experts based on “other relevant experience.” The Board of Trustees/Directors has determined that Ms. Landreth qualifies as an audit committee financial expert by virtue of her experience as a financial analyst, her Chartered Financial Analyst (CFA) designation and her service as an audit committee chairperson for a non-profit organization.

The aggregate fees billed by the registrant’s independent auditors for services relating to the performance of the audit of the financial statements of the registrant’s investment adviser and other service providers under common control with the adviser and that relate directly to the operations or financial reporting of the registrant were $618,000 for the registrant’s fiscal year ended December 31, 2014. The percentage of these fees relating to services approved by the registrant’s Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%. These audit-related services were as follows: year-end audit procedures; group reporting and subsidiary statutory audits.

(c) Tax fees.

The aggregate fees billed by the registrant’s independent auditors for tax-related services provided to the registrant were $56,384 for the fiscal year ended December 31, 2015. The percentage of these fees relating to services approved by the registrant’s Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%. These tax-related services were as follows: review of income tax returns and review of annual excise distribution calculations.

The aggregate fees billed by the registrant’s independent auditors for tax-related services provided to the registrant’s investment adviser and other service providers under common control with the adviser and that relate directly to the operations or financial reporting of the registrant were $0 for the registrant’s fiscal year ended December 31, 2015.

The aggregate fees billed by the registrant’s independent auditors for tax-related services provided to the registrant were $50,676 for the fiscal year ended December 31, 2014. The percentage of these fees relating to services approved by the registrant’s Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%. These tax-related services were as follows: review of income tax returns and review of annual excise distribution calculations.

The aggregate fees billed by the registrant’s independent auditors for tax-related services provided to the registrant’s investment adviser and other service providers under common control with the adviser and that relate directly to the operations or financial reporting of the registrant were $0 for the registrant’s fiscal year ended December 31, 2014.

(d) All other fees.

The aggregate fees billed for all services provided by the independent auditors to the registrant other than those set forth in paragraphs (a), (b) and (c) of this Item were $0 for the fiscal year ended December 31, 2015.

The aggregate fees billed for all services other than those set forth in paragraphs (b) and (c) of this Item provided by the registrant’s independent auditors to the registrant’s adviser and other service providers under common control with the adviser and that relate directly to the operations or financial reporting of the registrant were $0 for the registrant’s fiscal year ended December 31, 2015. The percentage of these fees relating to services approved by the registrant’s Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%.

The aggregate fees billed for all services provided by the independent auditors to the registrant other than those set forth in paragraphs (a), (b) and (c) of this Item were $0 for the fiscal year ended December 31, 2014.

The aggregate fees billed for all services other than those set forth in paragraphs (b) and (c) of this Item provided by the registrant’s independent auditors to the registrant’s adviser and other service providers under common control with the adviser and that relate directly to the operations or financial reporting of the registrant were $0 for the registrant’s fiscal year ended December 31, 2014. The percentage of these fees relating to services approved by the registrant’s Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%.

(e) The registrant’s Audit Committee has established pre-approval policies and procedures as permitted by Rule 2-01(c)(7)(i)(B) of Regulation S-X (the “Pre-Approval Policy”) with respect to services provided by the registrant’s independent auditors. Pursuant to the Pre-Approval Policy, the Audit Committee has pre-approved the services set forth in the table below with respect to the registrant up to the specified fee limits. Certain fee limits are based on aggregate fees to the registrant and other registrants within the Delaware Investments Family of Funds.

Service	Range of Fees
Audit Services
Statutory audits or financial audits for new Funds	up to $40,000 per Fund

Services associated with SEC registration statements (e.g., Form N-1A, Form N-14, etc.), periodic reports and other documents filed with the SEC or other documents issued in connection with securities offerings (e.g., comfort letters for closed-end Fund offerings, consents), and assistance in responding to SEC comment letters up to $10,000 per Fund

Consultations by Fund management as to the accounting or disclosure treatment of transactions or events and/or the actual or potential impact of final or proposed rules, standards or interpretations by the SEC, FASB, or other regulatory or standard-setting bodies (Note: Under SEC rules, some consultations may be considered “audit-related services” rather than “audit services”)

up to $25,000 in the aggregate
Audit-Related Services

Consultations by Fund management as to the accounting or disclosure treatment of transactions or events and /or the actual or potential impact of final or proposed rules, standards or interpretations by the SEC, FASB, or other regulatory or standard-setting bodies (Note: Under SEC rules, some consultations may be considered “audit services” rather than “audit-related services”)

up to $25,000 in the aggregate
Tax Services
U.S. federal, state and local and international tax planning and advice (e.g., consulting on statutory, regulatory or administrative developments, evaluation of Funds’ tax compliance function, etc.)	up to $25,000 in the aggregate
U.S. federal, state and local tax compliance (e.g., excise distribution reviews, etc.)	up to $5,000 per Fund
Review of federal, state, local and international income, franchise and other tax returns	up to $5,000 per Fund

Under the Pre-Approval Policy, the Audit Committee has also pre-approved the services set forth in the table below with respect to the registrant’s investment adviser and other entities controlling, controlled by or under common control with the investment adviser that provide ongoing services to the registrant (the “Control Affiliates”) up to the specified fee limit. This fee limit is based on aggregate fees to the investment adviser and its Control Affiliates.

Service	Range of Fees
Non-Audit Services
Services associated with periodic reports and other documents filed with the SEC and assistance in responding to SEC comment letters	up to $10,000 in the aggregate

The Pre-Approval Policy requires the registrant’s independent auditors to report to the Audit Committee at each of its regular meetings regarding all services initiated since the last such report was rendered, including those services authorized by the Pre-Approval Policy.

(f) Not applicable.

(g) The aggregate non-audit fees billed by the registrant’s independent auditors for services rendered to the registrant and to its investment adviser and other service providers under common control with the adviser were $11,111,212 and $5,653,375 for the registrant’s fiscal years ended December 31, 2015 and December 31, 2014, respectively.

(h) In connection with its selection of the independent auditors, the registrant’s Audit Committee has considered the independent auditors’ provision of non-audit services to the registrant’s investment adviser and other service providers under common control with the adviser that were not required to be pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X. The Audit Committee has determined that the independent auditors’ provision of these services is compatible with maintaining the auditors’ independence.

Item 5. Audit Committee of Listed Registrants

Not applicable.

Item 6. Investments

(a) Included as part of report to shareholders filed under Item 1 of this Form N-CSR.

(b) Divestment of securities in accordance with Section 13(c) of the Investment Company Act of 1940.

Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders Not applicable. Item 11. Controls and Procedures

The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of the filing of this report and have concluded that they are effective in providing reasonable assurance that the information required to be disclosed by the registrant in its reports or statements filed under the Securities Exchange Act of 1934 is recorded, processed, summarized and reported within the time periods specified in the rules and forms of the Securities and Exchange Commission.

There were no significant changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by the report to stockholders included herein (i.e., the registrant’s fourth fiscal quarter) that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits

(a) (1) Code of Ethics

Not applicable.

(2) Certifications of Principal Executive Officer and Principal Financial Officer pursuant to Rule 30a-2 under the Investment Company Act of 1940 are attached hereto as Exhibit 99.CERT.

(3) Written solicitations to purchase securities pursuant to Rule 23c-1 under the Securities Exchange Act of 1934.

Not applicable.

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 are furnished herewith as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf, by the undersigned, thereunto duly authorized.

DELAWARE VIP® TRUST

/s/ SHAWN LYTLE
By:	Shawn Lytle
Title:	President and Chief Executive Officer
Date:	March 3, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

/s/ SHAWN LYTLE
By:	Shawn Lytle
Title:	President and Chief Executive Officer
Date:	March 3, 2016

/s/ RICHARD SALUS
By:	Richard Salus
Title:	Chief Financial Officer
Date:	March 3, 2016